==============================================================================




                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.,
                                   Depositor,

                             BANK OF AMERICA, N.A.,
                              Mortgage Loan Seller,

                             HVB REALTY CAPITAL INC.
                              Mortgage Loan Seller,

                     ORIX REAL ESTATE CAPITAL MARKETS, LLC,
                                Master Servicer,

                             LENNAR PARTNERS, INC.,
                                Special Servicer,


                                       and


                      WELLS FARGO BANK MINNESOTA, N.A.,
                        Trustee and REMIC Administrator,

                      ---------------------------------


                              AMENDED AND RESTATED
                         POOLING AND SERVICING AGREEMENT

                           Dated as of October 1, 2000

           (Amending and Restating the Pooling and Servicing Agreement
                        dated as of September 1, 2000)


                      ---------------------------------

                Commercial Mortgage Pass-Through Certificates

                                  Series 2000-2




==============================================================================

                                TABLE OF CONTENTS
                                -----------------



                                    ARTICLE I

        DEFINITIONS; CERTAIN CALCULATIONS IN RESPECT OF THE MORTGAGE POOL
                              AND THE CERTIFICATES

SECTION 1.01   Defined Terms...............................................
SECTION 1.02   Certain Calculations in Respect of the Mortgage Pool........
SECTION 1.03   Incorporation of Preliminary Statement......................


                                   ARTICLE II

          CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES;
                        ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01   Conveyance of Mortgage Loans and Loan REMIC Interests.......
SECTION 2.02   Acceptance of REMIC I by Trustee............................
SECTION 2.03 Mortgage Loan Sellers' Repurchase of Mortgage Loans for Document Defects and Certain Breaches of Representations
               and Warranties..............................................
SECTION 2.04   Representations and Warranties of the Depositor.............
SECTION 2.05   Representations and Warranties of the Mortgage Loan
               Sellers.....................................................
SECTION 2.06   Representations and Warranties of the Master Servicer.......
SECTION 2.07   Representations and Warranties of the Special Servicer......
SECTION 2.08   Representations and Warranties of the Trustee and the
               REMIC Administrator.........................................
SECTION 2.09   Issuance of the Class R-I Certificates; Creation of the
               REMIC I Regular Interests...................................
SECTION 2.10   Conveyance of REMIC I Regular Interests; Acceptance of
               REMIC II by the Trustee.....................................
SECTION 2.11   Issuance of the Class R-II Certificates; Creation of the
               REMIC II Regular Interests..................................
SECTION 2.12   Conveyance of the Class MA-1 and Class MA-2
               Uncertificated Interests; Acceptance of such Interests
               by the Trustee..............................................
SECTION 2.13   Issuance of the Class R-IIU Certificates; Creation of
               the REMIC IIU Regular Interests.............................
SECTION 2.14   Conveyance of the Class UA-1, Class UA-2, Class MB,
               Class MC, Class MD, Class ME, Class MF and Class MG Uncertificated Interests; Acceptance of such Interests by the Trustee..............................................
SECTION 2.15   Issuance of the REMIC III Certificates......................


                                   ARTICLE III

                ADMINISTRATION AND SERVICING OF THE TRUST FUND

SECTION 3.01   Administration of the Mortgage Loans........................
SECTION 3.02   Collection of Mortgage Loan Payments........................
SECTION 3.03   Collection of Taxes, Assessments and Similar Items;
               Servicing Accounts; Servicing Advances; Reserve Accounts....
SECTION 3.04   Certificate Account, the Distribution Account, the
               REMIC II Distribution Account, the REMIC IIU
               Distribution Account and the REMIC III Distribution
               Account.....................................................
SECTION 3.05   Permitted Withdrawals From the Certificate Account and
               the Distribution Account....................................
SECTION 3.06   Investment of Funds in the Certificate Account, the
               Interest Reserve Account and the REO Account................
SECTION 3.07   Maintenance of Insurance Policies; Errors and Omissions
               and Fidelity Coverage.......................................
SECTION 3.08   Enforcement of Due-On-Sale Clauses; Assumption
               Agreements; Subordinate Financing...........................
SECTION 3.09   Realization Upon Defaulted Mortgage Loans...................
SECTION 3.10   Trustee to Cooperate; Release of Mortgage Files.............
SECTION 3.11 Servicing Compensation; Interest on Servicing Advances; Payment of Certain Expenses; Obligations of the Trustee
               Regarding Back-up Servicing Advances........................
SECTION 3.12   Inspections; Collection of Financial Statements.............
SECTION 3.13   Annual Statement as to Compliance...........................
SECTION 3.14   Reports by Independent Public Accountants...................
SECTION 3.15   Access to Certain Information...............................
SECTION 3.16   Title to REO Property; REO Account..........................
SECTION 3.17   Management of REO Property..................................
SECTION 3.18   Sale of Defaulted Mortgage Loans and REO Properties.........
SECTION 3.19   Additional Obligations of the Master Servicer and the
               Special Servicer............................................
SECTION 3.20   Modifications, Waivers, Amendments and Consents.............
SECTION 3.21   Transfer of Servicing Between Master Servicer and
               Special Servicer; Record Keeping; Asset Status Report.......
SECTION 3.22   Sub-Servicing Agreements....................................
SECTION 3.23   Designation of Special Servicer by the Majority
               Certificateholder of the Controlling Class..................
SECTION 3.24   Confidentiality.............................................
SECTION 3.25   No Solicitation of Prepayments..............................
SECTION 3.26   Certain Matters with Respect to Loans Permitting
               Defeasance, Franchise Loans and Certain Loans Permitting
               Additional Debt.............................................
SECTION 3.27   Maintenance of Mortgage Loan Environmental Policy...........


                                   ARTICLE IV

              PAYMENTS TO CERTIFICATEHOLDERS AND RELATED MATTERS

SECTION 4.01   Distributions on the Certificates...........................
SECTION 4.02   Statements to Certificateholders; Certain Reports by the
               Master Servicer and the Special Servicer....................
SECTION 4.03   P&I Advances................................................
SECTION 4.04   Allocation of Realized Losses and Additional Trust Fund
               Expenses....................................................
SECTION 4.05   Interest Reserve Account....................................
SECTION 4.06   The Excess Interest Distribution Account....................


                                    ARTICLE V

                                THE CERTIFICATES

SECTION 5.01   The Certificates............................................
SECTION 5.02   Registration of Transfer and Exchange of Certificates.......
SECTION 5.03   Book-Entry Certificates.....................................
SECTION 5.04   Mutilated, Destroyed, Lost or Stolen Certificates...........
SECTION 5.05   Persons Deemed Owners.......................................
SECTION 5.06   Certification by Certificate Owners.........................
SECTION 5.07   Regarding the Identification of Certain
               Certificateholders..........................................


                                   ARTICLE VI

         THE DEPOSITOR, THE MORTGAGE LOAN SELLERS, THE MASTER SERVICER,
                THE SPECIAL SERVICER AND THE REMIC ADMINISTRATOR

SECTION 6.01   Liability of the Depositor, the Mortgage Loan Sellers,
               the Master Servicer, the Special Servicer and the REMIC
               Administrator...............................................
SECTION 6.02   Merger, Consolidation or Conversion of the Depositor,
               the Mortgage Loan Sellers, the Master Servicer, the
               Special Servicer or the REMIC Administrator.................
SECTION 6.03 Limitation on Liability of the Depositor, the Master Servicer, the Special Servicer, the REMIC Administrator
               and Others..................................................
SECTION 6.04   Master Servicer, Special Servicer and REMIC
               Administrator Not to Resign.................................
SECTION 6.05   Rights of the Depositor and the Trustee in Respect of
               the Master Servicer, the Special Servicer and the REMIC
               Administrator...............................................


                                   ARTICLE VII

                                     DEFAULT

SECTION 7.01   Events of Default...........................................
SECTION 7.02   Trustee to Act; Appointment of Successor....................
SECTION 7.03   Notification to Certificateholders..........................
SECTION 7.04   Waiver of Events of Default.................................
SECTION 7.05   Additional Remedies of Trustee Upon Event of Default........


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

SECTION 8.01   Duties of Trustee...........................................
SECTION 8.02   Certain Matters Affecting the Trustee.......................
SECTION 8.03   Trustee Not Liable for Validity or Sufficiency of
               Certificates or Mortgage Loans..............................
SECTION 8.04   Trustee May Own Certificates................................
SECTION 8.05   Fees of Trustee; Indemnification of Trustee.................
SECTION 8.06   Eligibility Requirements for Trustee........................
SECTION 8.07   Resignation and Removal of the Trustee......................
SECTION 8.08   Successor Trustee...........................................
SECTION 8.09   Merger or Consolidation of Trustee..........................
SECTION 8.10   Appointment of Co-Trustee or Separate Trustee...............
SECTION 8.11   Appointment of Custodians...................................
SECTION 8.12   Access to Certain Information...............................
SECTION 8.13   Filings with the Securities and Exchange Commission.........
SECTION 8.14   Maintenance of Mortgage File................................


                                   ARTICLE IX

                                   TERMINATION

SECTION 9.01   Termination Upon Repurchase or Liquidation of All
               Mortgage Loans..............................................
SECTION 9.02   Additional Termination Requirements.........................


                                    ARTICLE X

                ADDITIONAL REMIC AND GRANTOR TRUST PROVISIONS

SECTION 10.01  REMIC Administration........................................
SECTION 10.02  Depositor, Master Servicer, Special Servicer and Trustee
               to Cooperate with REMIC Administrator.......................
SECTION 10.03  Fees of the REMIC Administrator.............................
SECTION 10.04  Use of Agents...............................................
SECTION 10.05  Grantor Trust Administration................................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

SECTION 11.01  Amendment...................................................
SECTION 11.02  Recordation of Agreement; Counterparts......................
SECTION 11.03  Limitation on Rights of Certificateholders..................
SECTION 11.04  Governing Law...............................................
SECTION 11.05  Notices.....................................................
SECTION 11.06  Severability of Provisions..................................
SECTION 11.07  Successors and Assigns; Beneficiaries.......................
SECTION 11.08  Article and Section Headings................................
SECTION 11.09  Notices to and from Rating Agencies.........................
SECTION 11.10  Requests for Information; Standing Requests.................
SECTION 11.11  Forum.......................................................
SECTION 11.12  Waiver of Jury Trial........................................

LIST OF EXHIBITS AND SCHEDULES


EXHIBIT A-1       Form of Class A-1 Certificate
EXHIBIT A-2       Form of Class A-2 Certificate
EXHIBIT A-3       Form of Class X Certificate
EXHIBIT A-4       Form of Class B Certificate
EXHIBIT A-5       Form of Class C Certificate
EXHIBIT A-6       Form of Class D Certificate
EXHIBIT A-7       Form of Class E Certificate
EXHIBIT A-8       Form of Class F Certificate
EXHIBIT A-9       Form of Class G Certificate
EXHIBIT A-10      Form of Class H Certificate
EXHIBIT A-11      Form of Class J Certificate
EXHIBIT A-12      Form of Class K Certificate
EXHIBIT A-13      Form of Class L Certificate
EXHIBIT A-14      Form of Class M Certificate
EXHIBIT A-15      Form of Class N Certificate
EXHIBIT A-16      Form of Class O Certificate
EXHIBIT A-17      Form of Class P Certificate
EXHIBIT A-18      Form of Class R-I Certificate
EXHIBIT A-19      Form of Class R-II Certificate
EXHIBIT A-20      Form of Class V Certificate
EXHIBIT A-21      Form of Class R-IIU Certificate
EXHIBIT A-22      Form of Class R-III Certificate
EXHIBIT B         Form of Investment Representation Letter
EXHIBIT C-1       Form of Transfer Affidavit and Agreement Pursuant to
                  Section 5.02(d)(i)(B)
EXHIBIT C-2       Form of Transferor Certificate Pursuant to
                  Section 5.02(d)(i)(D)
EXHIBIT D         Request for Release
EXHIBIT E         Form of REO Status Report
EXHIBIT F         Form of ERISA Representation Letter
EXHIBIT G         Form of Interim Custodial Certification
EXHIBIT H         Form of Final Custodial Certification
EXHIBIT I         Form of Operating Statement Analysis Report
EXHIBIT J         Form of Servicer Watch List
EXHIBIT K         Form of NOI Adjustment Worksheet
EXHIBIT L         Environmental Policy
EXHIBIT M         Request for Review
EXHIBIT N         Form of CMSA Property File
EXHIBIT O         Form of CMSA Financial File
EXHIBIT P         Form of Comparative Financial Status Report
EXHIBIT Q         Form of Loan Periodic Update File
EXHIBIT R         Form of Historical Modification Report
EXHIBIT S         Form of Historical Liquidation Report
EXHIBIT T         Form of CMSA Loan Set Up File
EXHIBIT U         Form of Delinquent Loan Status Report

SCHEDULE I        Mortgage Loan Schedule
SCHEDULE II Bank of America, N.A. Sub-Servicing Agreements in Effect as of the Original Closing Date
SCHEDULE III      Schedule of Exceptions under Section 2.02(a)

SCHEDULE 9        Exception to Section 2.05(c)(ix)
SCHEDULE 15       Exception to Section 2.05(c)(xv)
SCHEDULE 18       Exception to Section 2.05(c)(xviii)
SCHEDULE 21       Exception to Section 2.05(c)(xxi)
SCHEDULE 27       Exception to Section 2.05(c)(xxvii)
SCHEDULE 29       Exception to Section 2.05(c)(xxix)
SCHEDULE 35       Exception to Section 2.05(c)(xxxv)
SCHEDULE 44       Exception to Section 2.05(c)(xliv)
SCHEDULE 48       Exception to Section 2.05(c)(xlviii)
SCHEDULE 53       Exception to Section 2.05(c)(liii)
SCHEDULE 54       Exception to Section 2.05(c)(liv)
SCHEDULE 63       Exception to Section 2.05(c)(lxiii)

            This Amended and Restated Pooling and Servicing Agreement (this "Agreement"), is dated and effective as of September 1, 2000, among BANC OF AMERICA COMMERCIAL MORTGAGE INC., as Depositor, BANK OF AMERICA, N.A., as Mortgage Loan Seller, HVB REALTY CAPITAL INC., as Mortgage Loan Seller, ORIX REAL ESTATE CAPITAL MARKETS, LLC, as Master Servicer, Lennar Partners, Inc., as Special Servicer, and WELLS FARGO BANK MINNESOTA, N.A., as Trustee and as REMIC Administrator.

                            PRELIMINARY STATEMENT:

            This Agreement, dated and effective as of October 1, 2000, amends and restates the Pooling and Servicing Agreement, dated as of October 1, 2000 Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, N.A., as Mortgage Loan Seller, HVB Realty Capital Inc., as Mortgage Loan Seller, ORIX Real Estate Capital Markets, LLC, as Master Servicer, Lennar Partners, Inc., as Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee and as REMIC Administrator (the "Original Pooling Agreement"). This Agreement is being executed at the direction of the holders of Certificates entitled to 100% of the Voting Rights allocated to the Class A-1 Certificates, Class A-2 Certificates, Class B Certificates, Class C Certificates, Class D Certificates, Class E Certificates, Class F Certificates, Class G Certificates and Class X Certificates, as issued under the Original Pooling Agreement (the "Original Certificates"), and with the agreement of all of the parties hereto, for the purpose of (i) resetting the principal balance and/or the pass-through rates to the Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class G and Class X Certificates, (ii) making, in connection with such restructuring, two additional REMIC elections with respect to the Trust Fund and
(iii) providing for the book-entry registration of the newly created Classes of Certificates. For the avoidance of doubt, it is noted that the first Distribution Date on the New Certificates hereunder shall be the Distribution Date in November 2000, and the changes made hereby are effective in respect of such Distribution Date for the full related Interest Accrual Period that began October 1, 2000.

            The Depositor issued the Original Certificates on September 1, 2000 pursuant to the Original Pooling Agreement. Interests in the Trust established by the Original Pooling Agreement corresponding to the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and Class X being issued under this Agreement (the "New Certificates") were issued to the Mortgage Loan Sellers in partial consideration for the Mortgage Loans. Pursuant to this amendment, effective on the Sequel Closing Date, the Mortgage Loan Sellers will transfer such interests to the Depositor, and the Depositor will transfer such interests to the Trustee in exchange for certain uncertificated interests, the New Certificates and the Class R-IIU Certificates and Class R-III Certificates. No changes to the Original Pooling Agreement are made hereby, with respect to the Class H, Class J, Class, K, Class L, Class M, Class N, Class O and Class P Certificates (the "Unaffected Certificates") and the Class V, Class R-I and Class R-II Certificates, and in this and every other respect, except as expressly amended hereby, the Original Pooling Agreement continues in full force and effect as amended and restated hereby. The New Certificates, together with the Unaffected Certificates, the Class V Certificates and the Residual Certificates, collectively, evidence the entire beneficial ownership interest in the Trust.

            It is the intention of the parties, and each of the parties hereto acknowledges, that this amendment and restatement of the Original Pooling Agreement shall not in any way affect the rights or obligations of a Sub-Servicer under the Amended and Restated Master Subservicing Agreement for Securitization Transactions, dated as of March 25, 1998 among Bank of America, N.A. (successor interest to NationsBank, N.A.), Bankers Mutual (successor in interest to Bankers Mutual Mortgage Inc.), Berkshire Mortgage Finance Corporation, First Security Bank, N.A., L.J. Melody & Company, Midland Loan Services, Inc. (successor in interest to Midland Loan Services, L.P.), Berkshire Mortgage Finance Bethesda Limited Partnership (successor in interest to Patrician Financial Company Limited Partnership) and Prudential MultiFamily Mortgage, Inc. (successor in interest to Washington Mortgage Financial Group. Ltd.), as supplemented by Sub-Servicer Addition Agreements dated as of September 25, 1998 executed by ARCS Commercial Mortgage Co., L.P., a California limited partnership, and Bank of America, N.A. (successor in interest to Bank of America NT&SA), and as made applicable to the securitization transaction contemplated by this Agreement by the related Confirmation, dated as of September 22, 2000, executed by the Sub-Servicers listed on Schedule III.

            As provided herein, the Trustee will elect that the Trust Fund, exclusive of the Excess Interest and the Excess Interest Distribution Account and the Loan REMIC Residual Interests be treated for federal income tax purposes as six separate real estate mortgage investment conduits ("REMIC I," "REMIC II," "REMIC IIU," "REMIC III," and the two Loan REMICs described herein, respectively). The Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and Class X Certificates constitute "regular interests" in REMIC III, and the Class R-III Certificates constitute the sole Class of "residual interest" in REMIC III for purposes of the REMIC Provisions. The Class UA-1 and Class UA-2 Uncertificated Interests constitute "regular interests" in REMIC IIU, and the Class R-IIU Certificates constitute the sole Class of "residual interest" in REMIC IIU for purposes of the REMIC Provisions. The Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates and the Class MA-1, Class MA-2, Class MB, Class MC, Class MD, Class ME, Class MF, Class MG and Class MX Uncertificated Interests constitute "regular interests" in REMIC II, and the Class R-II Certificates constitute the sole Class of "residual interest" in REMIC II for purposes of the REMIC Provisions. The Class LA-1, Class LA-2, Class LB, Class LC, Class LD, Class LE, Class LF, Class LG, Class LH, Class LJ, Class LK, Class LL, Class LM, Class LN, Class LO and Class LP Uncertificated Interests constitute "regular interests" in REMIC I and the Class R-I Certificates constitute the sole class of "residual interest" in REMIC I created hereunder for purposes of the REMIC Provisions. The Depositor intends that HVB Loan No. 510238 and HVB Loan No. 540310 each be held as an asset of a single Loan REMIC (collectively, the "Loan REMICs"), that the Loan REMIC Regular Interests be held as assets of REMIC I, and that the Loan REMIC Residual Interests be held by the Trustee on behalf of the Holders of the Class R-I Certificates. The portion of the Trust Fund consisting of the Excess Interest, the Excess Interest Distribution Account and the Loan REMIC Residual Interests shall be treated as a grantor trust (the "Grantor Trust") for federal income tax purposes. The Class V Certificates will represent beneficial interests in the portion of the Grantor Trust representing the Excess Interest and the Excess Interest Distribution Account for federal income tax purposes.

            The following table sets forth the designation, the Pass-Through Rate, and the Initial Class Principal Balance for each of the Classes of Regular
Certificates:

                                                      Initial Class
Designation            Pass-Through Rate            Principal Balance
-----------            -----------------            -----------------

Class A-1              7.0200% per annum               $198,316,225
Class A-2              7.1970% per annum(1)            $477,137,063
Class X                Variable(2)                     $889,004,533(7)
Class B                7.3780% per annum(1)            $ 37,816,366
Class C                7.4380% per annum(1)            $ 24,469,413
Class D                7.5160% per annum(1)            $ 17,795,938
Class E                7.6340% per annum(1)            $  8,897,968
Class F                7.9170% per annum(1)            $ 11,122,461
Class G                8.1599% per annum(4)            $ 17,795,937
Class H                8.2999% per annum(5)            $ 11,122,460
Class J                7.00% per annum                 $ 34,479,629
Class K                7.00% per annum(1)              $  5,561,230
Class L                7.00% per annum(1)              $  6,673,476
Class M                7.00% per annum(1)              $  2,224,492
Class N                7.00% per annum(1)              $  6,673,477
Class O                7.00% per annum(1)              $  4,448,984
Class P                7.00% per annum(1)              $ 24,469,414


---------------------------------

(1) Initial Pass-Through Rate. The Pass-Through Rate for the Class A-2, Class B, Class C, Class D, Class E, Class F, Class K, Class L, Class M, Class N, Class O and Class P Certificates for each Distribution Date shall not exceed the Weighted Average Adjusted Net Mortgage Rate for such Distribution Date.

(2)  Calculated in accordance with the definition of "Class X Pass-Through
     Rate".

(3) The Class X Certificates will not have a Class Principal Balance; rather, such Class of Certificates will accrue interest as provided herein on the Class X Notional Amount.

(4) Initial Pass-Through Rate. The Pass-Through Rate for the Class G Certificates for each Distribution Date shall equal the Weighted Average Adjusted Net Mortgage Rate for such Distribution Date minus 0.14% per annum.

(5) Initial Pass-Through Rate. The Pass-Through Rate for the Class H Certificates for each Distribution Date shall equal the Weighted Average Adjusted Net Mortgage Rate for such Distribution Date.

            The following table sets forth the designation, the initial Uncertificated Principal Balances and per annum rates of interest for the REMIC I Regular Interests:


REMIC I                                       Initial
Regular Interest       REMIC I             Uncertificated
Designation        Remittance Rate       Principal Balance
-----------        ---------------       -----------------

Class LA-1               (1)                $194,582,709
Class LA-2               (1)                $481,662,899
Class LB                 (1)                $ 37,816,366
Class LC                 (1)                $ 24,469,413
Class LD                 (1)                $ 17,795,938
Class LE                 (1)                $  8,897,968
Class LF                 (1)                $ 11,122,461
Class LG                 (1)                $ 17,795,937
Class LH                 (1)                $ 11,122,460
Class LJ                 (1)                $ 34,479,629
Class LK                 (1)                $  5,561,230
Class LL                 (1)                $  6,673,476
Class LM                 (1)                $  2,224,492
Class LN                 (1)                $  6,673,477
Class LO                 (1)                $  4,448,984
Class LP                 (1)                $ 24,469,414

---------------------------------

(1) The REMIC I Remittance Rate for each Class of REMIC I Regular Interests is the Weighted Average Adjusted Net Mortgage Rate.

            The following table sets forth the designation, the initial Uncertificated Principal Balance and per annum rates of interest for the REMIC II Uncertificated Regular Interests as of the Sequel Closing Date:

 REMIC II Uncertificated
    Regular Interest           REMIC II        Initial Uncertificated
       Designation          Remittance Rate       Principal Balance
       -----------          ---------------       -----------------

        Class MA-1                (1)                $194,582,709
        Class MA-2                (1)                $481,662,899
        Class MB                  (1)                $ 37,816,366
        Class MC                  (1)                $ 24,469,413
        Class MD                  (1)                $ 17,795,938
        Class ME                  (1)                $  8,897,968
        Class MF                  (1)                $ 11,122,461
        Class MG                  (1)                $ 17,795,937
        Class MX                  (2)                     (3)

---------------------------------

(1) The REMIC II Remittance Rate for each Class of REMIC II Regular Interests (other than the Class MX Uncertificated Interest) is the Weighted Average Adjusted Net Mortgage Rate.

(2) The Pass-Through Rate for the Class MX Uncertificated Regular Interest is the Class MX Pass-Through Rate.

(3) The Class MX Uncertificated Regular Interest will not have an Uncertificated Principal Balance; rather such Class of REMIC II Uncertificated Regular Interests will receive interest as provided herein on the Class MX Notional Amount.

            The following table sets forth the designation, the initial Uncertificated Principal Balances and per annum rates of interest for the REMIC IIU Regular Interests as of the Sequel Closing Date:

         REMIC IIU                                            Initial
     Regular Interest               REMIC IIU              Uncertificated
        Designation              Remittance Rate         Principal Balance
        -----------              ---------------         -----------------

        Class UA-1                     (1)                  $198,316,225

        Class UA-2                     (1)                  $477,137,063

---------------------------------

(1) The REMIC IIU Remittance Rate for each Class of REMIC IIU Regular Interests is the Weighted Average Adjusted Net Mortgage Rate.


            The Class R-I, Class R-II, Class R-IIU and Class R-III Certificates will be Residual Certificates bearing no Pass-Through Rate and having no initial Certificate Principal Balances or notional amounts. Any Available Distribution Amount constituting assets of the Loan REMICs or remaining in the REMIC I Distribution Account after distributing the REMIC I Distribution Amount shall be distributed to the Holders of the Class R-I Certificates (but only to the extent of the Available Distribution Amount for such Distribution Date, if any, remaining in the Loan REMICs or the REMIC I Distribution Account, as applicable).

            In consideration of the mutual agreements herein contained, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator agree as follows:

                                    ARTICLE I

        DEFINITIONS; CERTAIN CALCULATIONS IN RESPECT OF THE MORTGAGE POOL
                              AND THE CERTIFICATES

            SECTION 1.01      Defined Terms

            Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            "30/360 Basis": As defined in clause (iii) of the definition of "Mortgage Loan Schedule".

            "Accrued Certificate Interest": With respect to any Class of Regular Certificates, for any Distribution Date, one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date, accrued on the related Class Principal Balance or Class Notional Amount, as the case may be, of such Class of Certificates outstanding immediately prior to such Distribution Date. The Accrued Certificate Interest in respect of any Class of REMIC II Regular Certificates for any Distribution Date shall be deemed to have accrued during the applicable Interest Accrual Period.

            "Actual/360 Basis": As defined in clause (iii) of the definition of "Mortgage Loan Schedule".

            "Additional Trust Fund Expense": Any expense incurred or shortfall experienced with respect to the Trust Fund and not otherwise included in the calculation of a Realized Loss, that would result in the Regular
Certificateholders' receiving less than the full amount of principal and/or interest to which they are entitled on any Distribution Date.

            "Adjusted Net Mortgage Rate": With respect to any Mortgage Loan or REO Loan, for any Distribution Date, the annualized rate at which interest would have to accrue thereon on a 30/360 Basis during the most recently ended calendar month in order to produce the actual amount of interest accrued (or, if such Mortgage Loan or REO Loan, as the case may be, is prepaid, in whole or in part, or otherwise liquidated during such calendar month, that otherwise would have accrued) in respect of such Mortgage Loan or REO Loan, as the case may be, at the related Net Mortgage Rate in effect for such Mortgage Loan or REO Loan during such calendar month (or, in the case of an ARD Loan after its Anticipated Repayment Date, if such rate is less, the related Net Mortgage Rate in effect for such Mortgage Loan immediately prior to its Anticipated Repayment Date). Such rate shall be calculated by multiplying (i) the Net Mortgage Rate by (ii) the actual number of days of accrued interest for the related period for such Mortgage Loan, divided by 30; provided, however, that the months of December (other than the month of December in a year preceding a leap year), January and February shall be treated as having 30 days. In the case of HVB Loan No. 510238 and HVB Loan No. 540310, "Mortgage Loan" shall refer to the related Loan REMIC Regular Interests for purposes of this definition.

            "Administrative Fee Rate": With respect to each Mortgage Loan and REO Loan, as specified in the Mortgage Loan Schedule, being the sum of the related Master Servicing Fee Rate and the Trustee Fee Rate.

            "Advance":  Any P&I Advance or Servicing Advance.

            "Advance Interest": Interest accrued on any Advance at the Reimbursement Rate and payable to the Master Servicer (or any Sub-Servicer), the Special Servicer or the Trustee, as the case may be, all in accordance with
Section 3.11(f) or Section 4.03(d), as applicable.

            "Adverse REMIC Event": With respect to each of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III, either (i) the endangerment of the status of such REMIC as a REMIC or (ii), except as permitted by Section 3.17(a), the imposition of a tax upon such REMIC or any of its assets or transactions (including, without limitation, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on certain contributions set forth in
Section 860G(d) of the Code).

            "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

            "Agreement": This Pooling and Servicing Agreement, together with all amendments hereof and supplements hereto.

            "Anticipated Repayment Date": With respect to any ARD Loan, the date specified on the related Mortgage Note, as of which Excess Interest shall begin to accrue on such Mortgage Loan, which date is prior to the Stated Maturity Date for such Mortgage Loan.

            "Applicable State Law": For purposes of Article X, the Applicable State Law shall be (a) the laws of the State of New York, (b) the laws of the states in which the Corporate Trust Office of the Trustee and the Primary Servicing Offices of the Master Servicer and the Special Servicer are located,
(c) the laws of the states in which any Mortgage Loan documents are held and/or any REO Properties are located, (d) such other state and local law whose applicability shall have been brought to the attention of the REMIC Administrator by either (i) an Opinion of Counsel delivered to it or (ii) written notice from the appropriate taxing authority as to the applicability of such state law, and (e) such other state or local law as to which the REMIC Administrator has actual knowledge of applicability.

            "Appraisal": With respect to any Mortgaged Property or REO Property as to which an appraisal is required to be performed pursuant to the terms of this Agreement, a narrative appraisal complying with USPAP (or, in the case of Mortgage Loans and REO Loans with a Stated Principal Balance as of the date of such appraisal of $2,000,000 or less, a limited appraisal and a summary report) that indicates the "market value" of the subject property, as defined in 12 C.F.R. ss.225.62(g), and is conducted by a Qualified Appraiser (or by the Special Servicer, in the case of a limited appraisal and summary report with respect to a Mortgage Loan or an REO Loan with a Stated Principal Balance as of the date of such appraisal of $2,000,000 or less).

            "Appraisal Reduction Amount": With respect to any Required Appraisal Loan, an amount (calculated as of (i) the Determination Date immediately following the later of (a) the date on which the most recent Appraisal that meets the requirements of Section 3.19(b) in respect of such Required Appraisal Loan was obtained by the Master Servicer or the Special Servicer, as the case may be, and (b) the earliest of the relevant dates in respect of such Required Appraisal Loan specified in the first sentence of Section 3.19(b) hereof, and
(ii) as of each Determination Date following each anniversary of such Required Appraisal Loan's becoming a Required Appraisal Loan thereafter) equal to the excess, if any, of (x) the sum of (i) the Stated Principal Balance of such Required Appraisal Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer or the Trustee, all accrued and unpaid interest (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Excess Interest) on such Required Appraisal Loan through the most recent Due Date prior to such Determination Date at a per annum rate equal to the sum of the related Net Mortgage Rate and the Trustee Fee Rate, (iii) all accrued but unpaid Master Servicing Fees and Special Servicing Fees in respect of such Required Appraisal Loan, (iv) all related unreimbursed Advances made by or on behalf of the Master Servicer, the Special Servicer or the Trustee in respect of such Required Appraisal Loan, together with all unpaid Advance Interest accrued on such Advances, and (v) all currently due but unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of the related Mortgaged Property or REO Property (net of any Escrow Payments or other reserves held by the Master Servicer or the Special Servicer with respect to any such item and net of any reserves for debt service coverage, capital expenditures and replacement reserves), over (y) 90% of an amount equal to (i) the Appraised Value of the related Mortgaged Property or REO Property, as applicable, as determined by the most recent relevant Appraisal acceptable for purposes of Section 3.19(b) hereof, net of (ii) the amount of any liens on such property (other than in respect of items described in clause (x)(v) above) that are prior to the lien of the Required Appraisal Loan. Notwithstanding the foregoing, if an Appraisal is required to be obtained pursuant to Section 3.19(b) but has not been received within the time period contemplated by such section, then until the date such Appraisal is obtained the "Appraisal Reduction Amount" for the subject Required Appraisal Loan will be deemed to equal 25% of the Stated Principal Balance of such Required Appraisal Loan; provided that upon receipt of an Appraisal acceptable for purposes of Section 3.19(b) hereof, the Appraisal Reduction Amount for such Required Appraisal Loan will be recalculated in accordance with the preceding sentence.

            "Appraised Value": As of any date of determination, the appraised value of a Mortgaged Property based upon the most recent Appraisal obtained pursuant to this Agreement.

            "ARD Loan": Any Mortgage Loan identified on the Mortgage Schedule as such pursuant to clause (xviii) under the definition of Mortgage Loan Schedule.

            "Asset Status Report": As defined in Section 3.21(d).

            "Assignment Documents": With respect to any Mortgage Loan, any of the following:

               (i) the documents identified in clause (iii) of the definition of Mortgage File, together with any intervening assignments from the originator to the most recent assignee prior to the Trustee;

               (ii) the documents identified in clause (v) of the definition of Mortgage File, together with any intervening assignments from the originator to the most recent assignee prior to the Trustee;

               (iii) any UCC-2 or UCC-3 filing identified in clause (xi) of the definition of Mortgage File, including any intervening UCC-2 or UCC-3 from each assignee of record prior to the Trustee; or

               (iv) an original assignment of any related Security Agreement (if such item is a document separate from the related Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity), together with any collateral therefor (including without limitation securities) in the Mortgage Loan Sellers' possession, which assignment may be included as part of the corresponding assignment of the related Mortgage referred to in clause (iii) of the definition of Mortgage File.

            "Assignment of Leases": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar document or instrument executed by the Mortgagor, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

            "Assumed Final Distribution Date":  As defined in Section 4.01(c).

            "Assumed Monthly Payment": With respect to any Balloon Mortgage Loan for its Stated Maturity Date (provided that such Mortgage Loan has not been paid in full, and no other Liquidation Event has occurred in respect thereof, on or before the end of the Collection Period in which such Stated Maturity Date occurs) and for any subsequent Due Date therefor as of which such Mortgage Loan remains outstanding and part of the Trust Fund, if no Monthly Payment (other than a delinquent Balloon Payment) is due for such Due Date, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the amount that would have been due in respect of such Mortgage Loan on such Due Date if it had been required to continue to accrue interest (exclusive, in the case of an ARD Loan after its Anticipated Repayment Date, of Excess Interest) in accordance with its terms, and to pay principal in accordance with the amortization schedule (if any), in effect immediately prior to, and without regard to the occurrence of, its most recent scheduled maturity date (as such terms and amortization schedule may have been modified, and such maturity date may have been extended, in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20). With respect to any REO Loan, for any Due Date therefor as of which the related REO Property remains part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Monthly Payment that was due (or, in the case of a Balloon Mortgage Loan described in the preceding sentence of this definition, the Assumed Monthly Payment that was deemed due) in respect of the related Mortgage Loan on the last Due Date prior to its becoming an REO Loan.

            "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (a) the balance on deposit in the Distribution Account as of 11:30 a.m. (New York City time) on such Distribution Date (or such later time on such date as of which distributions are made on the Certificates), including, without limitation, if and to the extent on deposit therein as of such time, the Master Servicer Remittance Amount for the related Master Servicer Remittance Date, any P&I Advances made by the Master Servicer or the Trustee to cover uncollected Monthly Payments due and/or Assumed Monthly Payments deemed due during the related Collection Period, any payments made by the Master Servicer to cover Prepayment Interest Shortfalls incurred during the related Collection Period, and for the Distribution Date occurring in each March, the related Withheld Amounts remitted to the Certificate Account pursuant to Section 4.05, net of (b) any portion of the amounts described in clause (a) of this definition that represents one or more of the following: (i) collected Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any payments of principal (including, without limitation, Principal Prepayments) and interest, Liquidation Proceeds and Insurance Proceeds received after the end of the related Collection Period, (iii) Prepayment Premiums, (iv) Excess Interest, (v) any amounts payable or reimbursable to any Person from the Distribution Account pursuant to any of clauses (ii) through (vi) of Section 3.05(b), (vi) any amounts deposited in the Distribution Account in error, and
(vii) with respect to each Mortgage Loan which accrues interest on an Actual/360 Basis and any Distribution Date relating to the one month period preceding the Distribution Date in each February (and in any January of a year which is not a leap year), an amount equal to the related Withheld Amount pursuant to Section 4.05; provided that the Available Distribution Amount for the Final Distribution Date shall be calculated without regard to clauses (b)(i), (b)(ii) and (b)(vii) of this definition.

            "BACM": Banc of America Commercial Mortgage Inc., or its successor in interest.

            "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification entered into as of the Original Closing Date provides for an amortization schedule extending beyond its Stated Maturity Date and as to which, in accordance with such terms, the Monthly Payment due on its Stated Maturity Date is at least two times larger than the Monthly Payment due on the Due Date next preceding its Stated Maturity Date.

            "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the Monthly Payment payable on the Stated Maturity Date of such Mortgage Loan.

            "Bank":  As defined in Section 2.08.

            "Bank of America": Bank of America, N.A., or its successor in interest.

            "Bank of America Mortgage Loan": Any of the Mortgage Loans, other than the HVB Mortgage Loans. Bank of America Mortgage Loans are identified as such on the Mortgage Loan Schedule under the heading "Loan Seller".

            "Bank of America/BACM Mortgage Loan Purchase and Sale Agreement":
The Mortgage Loan Purchase and Sale Agreement, dated as of September 22, 2000, among Bank of America, the BOA Owner Trust II and the Depositor.

            "Bank of America Sub-Servicer": Any one of those Sub-Servicers listed on Schedule II attached hereto.

            "Bankruptcy Code": The federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

            "Base Prospectus": That certain prospectus dated October 25, 2000, relating to trust funds established by the Depositor and publicly offered mortgage pass-through certificates evidencing interests therein.

            "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

            "BOA Owner Trust II": Bank of America Commercial Mortgage Owner Trust II, a Delaware business trust.

            "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York, Minnesota, Texas and Florida and the jurisdictions in which the Primary Servicing Offices of the Master Servicer and Special Servicer and the Corporate Trust Office of the Trustee are located, are authorized or obligated by law or executive order to remain closed.

            "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

            "Certificate": Any one of the Depositor's Commercial Mortgage Pass-Through Certificates, Series 2000-2 as executed by the Trustee and authenticated and delivered hereunder by the Certificate Registrar.

            "Certificate Account": The segregated account or accounts created and maintained by the Master Servicer pursuant to Section 3.04(a) on behalf of the Trustee in trust for Certificateholders, which shall be entitled "ORIX Real Estate Capital Markets, LLC, as Master Servicer, in trust for the registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-2, Certificate Account".

            "Certificate Factor": With respect to any Class of Regular Certificates, as of any date of determination, a fraction, expressed as a decimal carried to eight places, the numerator of which is the then related Class Principal Balance or Class Notional Amount, as the case may be, and the denominator of which is the related Initial Class Principal Balance or Initial Class Notional Amount, as the case may be.

            "Certificate Notional Amount": With respect to any Class X Certificate, the hypothetical or notional principal amount on which such Certificate accrues interest, which, as of any date of determination, is equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class X Notional Amount.

            "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

            "Certificate Principal Balance": With respect to any Sequential Pay Certificate, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Principal Balance of the Class of Certificates to which such Certificate belongs.

            "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

            "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register; provided that solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the REMIC Administrator or the Trustee or any Affiliate of any of them shall be deemed not to be outstanding, and the Voting Rights to which any of them is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver has been obtained, except as otherwise provided in Sections 7.04 and 11.01 or except in connection with the Controlling Class exercising its rights under Section 3.23, or unless such Persons collectively own an entire Class of Certificates and only the Holders of such Class of Certificates are entitled to grant such consent, approval or waiver. The Certificate Registrar shall be entitled to request and rely upon a certificate of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer or, if other than the Trustee, the REMIC Administrator, as the case may be, in determining whether or not a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise specified herein; provided, however, that the parties hereto shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

            "Certificateholder Reports":  As defined in Section 4.02(a).

            "Class":  Collectively,   all  of  the  Certificates  or  REMIC I
Regular Interests bearing the same alphabetical and, if applicable, numerical Class designation.

            "Class A Certificate": Any one of the Class A-1 or Class A-2 Certificates.

            "Class A-1 Certificate": Any one of the Certificates with a "Class A-1" designation on the face thereof, substantially in the form of Exhibit A-1 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

            "Class A-1 Pass-Through Rate": A per annum rate equal to 7.0200%.

            "Class A-2 Certificate": Any one of the Certificates with a "Class A-2" designation on the face thereof, substantially in the form of Exhibit A-2 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

            "Class A-2 Pass-Through Rate": A per annum rate equal to 7.1970%, provided that the Class A-2 Pass-Through Rate shall not exceed the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date.

            "Class B Certificate": Any one of the Certificates with a "Class B" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

            "Class B Pass-Through Rate": A per annum rate equal to 7.3780%, provided that the Class B Pass-Through Rate shall not exceed the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date.

            "Class C Certificate": Any one of the Certificates with a "Class C" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

            "Class C Pass-Through Rate": A per annum rate equal to 7.4380%, provided that the Class C Pass-Through Rate shall not exceed the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date.

            "Class D Certificate": Any one of the Certificates with a "Class D" designation on the face thereof, substantially in the form of Exhibit A-6 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

            "Class D Pass-Through Rate": A per annum rate equal to 7.5160%, provided that the Class D Pass-Through Rate shall not exceed the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date.

            "Class E Certificate": Any one of the Certificates with a "Class E" designation on the face thereof, substantially in the form of Exhibit A-7 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

            "Class E Pass-Through Rate": A per annum rate equal to 7.6340%, provided that the Class E Pass-Through Rate shall not exceed the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date.

            "Class F Certificate": Any one of the Certificates with a "Class F" designation on the face thereof, substantially in the form of Exhibit A-8 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

            "Class F Pass-Through Rate": A per annum rate equal to 7.9170%, provided that the Class F Pass-Through Rate shall not exceed the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date.

            "Class G Certificate": Any one of the Certificates with a "Class G" designation on the face thereof, substantially in the form of Exhibit A-9 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

            "Class G Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date minus 0.14% per annum.

            "Class H Certificate": Any one of the Certificates with a "Class H" designation on the face thereof, substantially in the form of Exhibit A-10 attached hereto, and evidencing a "regular interest" in REMIC II for purposes of the REMIC Provisions.

            "Class H Component": With respect to the Class MX Uncertificated Interest, at any date of determination, that portion of the Class MX Notional Amount equal to the Uncertificated Principal Balance of the Class LH Uncertificated Interest, which corresponds to the Certificate Principal Balance of the Class H Certificates.

            "Class H Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date minus the Class H Pass-Through Rate. For the avoidance of doubt the Class H Component Pass-Through Rate is zero.

            "Class H Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date.

            "Class J Certificate": Any one of the Certificates with a "Class J" designation on the face thereof, substantially in the form of Exhibit A-11 attached hereto, and evidencing a "regular interest" in REMIC II for purposes of the REMIC Provisions.

            "Class J Component": With respect to the Class MX Uncertificated Interest, at any date of determination, that portion of the Class MX Notional Amount equal to the Uncertificated Principal Balance of the Class LJ Uncertificated Interest, which corresponds to the Certificate Principal Balance of the Class J Certificates.

            "Class J Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date minus the Class J Pass-Through Rate.

            "Class J Pass-Through Rate": A per annum rate equal to 7.000%.

            "Class K Certificate": Any one of the Certificates with a "Class K" designation on the face thereof, substantially in the form of Exhibit A-12 attached hereto, and evidencing a "regular interest" in REMIC II for purposes of the REMIC Provisions.

            "Class K Component": With respect to the Class MX Uncertificated Interest, at any date of determination, that portion of the Class MX Notional Amount equal to the Uncertificated Principal Balance of the Class LK Uncertificated Interest, which corresponds to the Certificate Principal Balance of the Class K Certificates.

            "Class K Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date minus the Class K Pass-Through Rate.

            "Class K Pass-Through Rate": A per annum rate equal to 7.000%; provided, however, such rate shall not exceed the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date.

            "Class L Certificate": Any one of the Certificates with a "Class L" designation on the face thereof, substantially in the form of Exhibit A-13 attached hereto, and evidencing a "regular interest" in REMIC II for purposes of the REMIC Provisions.

            "Class L Component": With respect to the Class MX Uncertificated Interest, at any date of determination, that portion of the Class MX Notional Amount equal to the Uncertificated Principal Balance of the Class LL Uncertificated Interest, which corresponds to the Certificate Principal Balance of the Class L Certificates.

            "Class L Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date minus the Class L Pass-Through Rate.

            "Class L Pass-Through Rate": A per annum rate equal to 7.000%; provided, however, such rate shall not exceed the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date.

            "Class M Certificate": Any one of the Certificates with a "Class M" designation on the face thereof, substantially in the form of Exhibit A-14 attached hereto, and evidencing a "regular interest" in REMIC II for purposes of the REMIC Provisions.

            "Class M Component": With respect to the Class MX Uncertificated Interest, at any date of determination, that portion of the Class MX Notional Amount equal to the Uncertificated Principal Balance of the Class LM Uncertificated Interest, which corresponds to the Certificate Principal Balance of the Class M Certificates.

            "Class M Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date minus the Class M Pass-Through Rate.

            "Class M Pass-Through Rate": A per annum rate equal to 7.000%; provided, however, such rate shall not exceed the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date.

            "Class N Certificate": Any one of the Certificates with a "Class N" designation on the face thereof, substantially in the form of Exhibit A-15 attached hereto, and evidencing a "regular interest" in REMIC II for purposes of the REMIC Provisions.

            "Class N Component": With respect to the Class MX Uncertificated Interest, at any date of determination, that portion of the Class MX Notional Amount equal to the Uncertificated Principal Balance of the Class LN Uncertificated Interest, which corresponds to the Certificate Principal Balance of the Class N Certificates.

            "Class N Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date minus the Class N Pass-Through Rate.

            "Class N Pass-Through Rate": A per annum rate equal to 7.000%; provided, however, such rate shall not exceed the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date.

            "Class O Certificate": Any one of the Certificates with a "Class O" designation on the face thereof, substantially in the form of Exhibit A-16 attached hereto, and evidencing a "regular interest" in REMIC II for purposes of the REMIC Provisions.

            "Class O Component": With respect to the Class MX Uncertificated Interest, at any date of determination, that portion of the Class MX Notional Amount equal to the Uncertificated Principal Balance of the Class LO Uncertificated Interest, which corresponds to the Certificate Principal Balance of the Class O Certificates.

            "Class O Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date minus the Class O Pass-Through Rate.

            "Class O Pass-Through Rate": A per annum rate equal to 7.000%; provided, however, such rate shall not exceed the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date.

            "Class P Certificate": Any one of the Certificates with a "Class P" designation on the face thereof, substantially in the form of Exhibit A-17 attached hereto, and evidencing a "regular interest" in REMIC II for purposes of the REMIC Provisions.

            "Class P Component": With respect to the Class MX Uncertificated Interest, at any date of determination, that portion of the Class MX Notional Amount equal to the Uncertificated Principal Balance of the Class LP Uncertificated Interest, which corresponds to the Certificate Principal Balance of the Class P Certificates.

            "Class P Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date minus the Class P Pass-Through Rate.

            "Class P Pass-Through Rate": A per annum rate equal to 7.000%; provided, however, such rate shall not exceed the Weighted Average Adjusted Net Mortgage Rate for the related Distribution Date.

            "Class LA-1 Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LA-2 Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LB Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LC Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LD Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LE Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LF Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LG Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LH Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LJ Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LK Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LL Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LM Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LN Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LO Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class LP Uncertificated Interest": A regular interest in REMIC I which is held as an asset of REMIC II and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class MA-1 Uncertificated Interest": A regular interest in REMIC II which is held as an asset of REMIC IIU and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class MA-2 Uncertificated Interest": A regular interest in REMIC II which is held as an asset of REMIC IIU and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class MB Component": That portion of the Class X Notional Amount equal to the Uncertificated Principal Balance of the Class MB Uncertificated Interest.

            "Class MB Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate minus the Class B Pass-Through Rate.

            "Class MB Uncertificated Interest": A regular interest in REMIC II which is held as an asset of REMIC III and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class MC Component": That portion of Class X Notional Amount equal to the Uncertificated Principal Balance of the Class MC Uncertificated Interest.

            "Class MC Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate minus the Class C Pass-Through Rate.

            "Class MC Uncertificated Interest": A regular interest in REMIC II which is held as an asset of REMIC III and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class MD Component": That portion of Class X Notional Amount equal to the Uncertificated Principal Balance of the Class MD Uncertificated Interest.

            "Class MD Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate minus the Class D Pass-Through Rate.

            "Class MD Uncertificated Interest": A regular interest in REMIC II which is held as an asset of REMIC III and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class ME Component": That portion of the Class X Notional Amount equal to the Uncertificated Principal Balance of the Class ME Uncertificated Interest.

            "Class ME Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate minus the Class E Pass-Through Rate.

            "Class ME Uncertificated Interest": A regular interest in REMIC II which is held as an asset of REMIC III and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class MF Component": That portion of the Class X Notional Amount equal to the Uncertificated Principal Balance of the Class MF Uncertificated Interest.

            "Class MF Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate minus the Class F Pass-Through Rate.

            "Class MG Uncertificated Interest": A regular interest in REMIC II which is held as an asset of REMIC III and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class MG Component": That portion of the Class X Notional Amount equal to the Uncertificated Principal Balance of the Class MG Uncertificated Interest.

            "Class MG Component Pass-Through Rate": A per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate minus the Class G Pass-Through Rate.

            "Class MG Uncertificated Interest": A regular interest in REMIC II which is held as an asset of REMIC III and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class MX Component": That portion of the Class X Notional Amount equal to the Class MX Notional Amount.

            "Class MX Notional Amount": The aggregate hypothetical or notional principal amount on which the Class MX Uncertificated Interest collectively accrues interest, which amount is equal to the aggregate of the Uncertificated Principal Balances of the Class LH, Class LJ, Class LK, Class LL, Class LM, Class LN, Class LO and Class LP Uncertificated Interests, which correspond to the Certificate Principal Balances of the Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates as of the preceding Distribution Date (after giving effect to the distributions of principal on such Distribution Date).

            "Class MX Pass-Through Rate": With respect to any Distribution Date, a rate per annum, rounded to eight decimal places, equal to the weighted average of the Component Pass-Through Rates on the Class H Component, the Class J Component, the Class K Component, the Class L Component, the Class M Component, the Class N Component, the Class O Component and the Class P Component, weighted on the basis of their respective portions of the Class MX Notional Amount.

            "Class MX Uncertificated Interest": A regular interest in REMIC II which is held as an asset of REMIC III and having an initial Class Notional Amount equal to the Class MX Notional Amount and per annum rate of interest equal to the Class MX Pass-Through Rate.

            "Class Notional Amount": The Class MX Notional Amount or the Class X Notional Amount.

            "Class Principal Balance": The aggregate principal amount of any Class of Sequential Pay Certificates outstanding as of any date of determination. As of the Original Closing Date, the Class Principal Balance of each such Class of Certificates shall equal the Original Class Principal Balance. On the Sequel Closing Date, the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class K Certificates are reissued and the Class Principal Balance of such Certificates as of the Sequel Closing Date shall equal the Initial Class Principal Balance thereof. On each Distribution Date, the Class Principal Balance of each Class of the Sequential Pay Certificates shall be permanently reduced by the amount of any distributions of principal made thereon on such Distribution Date pursuant to Section 4.01(b) and, if and to the extent appropriate, shall be further permanently reduced on such Distribution Date as provided in Section 4.04.

            "Class R-I Certificate": Any one of the Certificates with a "Class R-I" designation on the face thereof, substantially in the form of Exhibit A-18 attached hereto, and evidencing the sole Class of "residual interest" in REMIC I and in each of the Loan REMIC Residual Interests for purposes of the REMIC Provisions.

            "Class R-II Certificate": Any one of the Certificates with a "Class R-II" designation on the face thereof, substantially in the form of Exhibit A-19 attached hereto, and evidencing the sole Class of "residual interest" in REMIC II for purposes of the REMIC Provisions.

            "Class R-IIU Certificate": Any one of the Certificates with a "Class R-IIU" designation on the face thereof, substantially in the form of Exhibit A-21 attached hereto, and evidencing the sole Class of "residual interest" in REMIC IIU for purposes of the REMIC Provisions.

            "Class R-III Certificate": Any one of the Certificates with a "Class R-III" designation on the face thereof, substantially in the form of Exhibit A-22 attached hereto, and evidencing the sole Class of "residual interest" in REMIC III for purposes of the REMIC Provisions.

            "Class UA-1 Component": That portion of the Class X Notional Amount equal to the Uncertificated Principal Balance of the Class UA-1 Uncertificated Interest.

            "Class UA-1 Component Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Rate minus the Class A-1 Pass-Through Rate.

            "Class UA-1 Uncertificated Interest": A regular interest in REMIC IIU which is held as an asset of REMIC III and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class UA-2 Component": That portion of the Class X Notional Amount equal to the Uncertificated Principal Balance of the Class UA-2 Uncertificated Interest.

            "Class UA-2 Component Pass-Through Rate": A per annum rate equal to the Weighted Average Net Mortgage Rate minus the Class A-2 Pass-Through Rate.

            "Class UA-2 Uncertificated Interest": A regular interest in REMIC IIU which is held as an asset of REMIC III and having the initial Uncertificated Principal Balance and per annum rate of interest set forth in the Preliminary Statement hereto.

            "Class V Certificate": A Certificate designated as "Class V" on the face thereof, substantially in the form of Exhibit A-20 and evidencing an interest in the Grantor Trust.

            "Class X Certificate": Any one of the Certificates with a "Class X" designation on the face thereof, substantially in the form of Exhibit A-3, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

            "Class X Notional Amount": The aggregate hypothetical or notional principal amount on which the Class X Certificates collectively accrue interest, which amount is equal to the aggregate of the Uncertificated Principal Balances of (i) the Class UA-1, Class UA-2, Class MB, Class MC, Class MD, Class ME, Class MF and Class MG Uncertificated Interests and (ii) the Class MX Notional Amount, in each case as of the preceding Distribution Date (after giving effect to the distributions of principal on such Distribution Date) or in the case of the November 2000 Distribution Date, the Sequel Closing Date.

            "Class X Pass-Through Rate": A rate per annum, rounded to eight decimal places, equal to the weighted average of the Component Pass-Through Rates on the Class UA-1 Component, Class UA-2 Component, Class MB Component, Class MC Component, Class MD Component, Class ME Component, Class MF Component and Class MG Component and the Class MX Pass-Through Rate, weighted on the basis of their respective portions of the Class X Notional Amount or the Class MX Notional Amount.

            "CMSA": The Commercial Mortgage Securities Association (formerly the Commercial Real Estate Secondary Market and Securitization Association, the "CSSA") or any successor organization.

            "CMSA Loan Periodic Update File":  As defined in Section 4.02(b).

            "CMSA Loan Set Up File":  As referenced in Section 4.02(a).

            "Code":  The Internal Revenue Code of 1986, as amended.

            "Collection Period": With respect to any Distribution Date, the period commencing immediately following the Determination Date in the calendar month preceding the month in which such Distribution Date occurs (or, in the case of the initial Distribution Date, commencing immediately following the Cut-off Date) and ending on and including the Determination Date in the calendar month in which such Distribution Date occurs.

            "Commission":  The Securities and Exchange Commission.

            "Component": Any of the Class MB Component, Class MC Component, Class MD Component, Class ME Component, Class MF Component, Class MG Component, Class UA-1 Component, Class UA-2 Component, Class H Component, Class J Component, Class K Component, Class L Component, Class M Component, Class N Component, Class O Component and Class P Component.

            "Component Pass-Through Rate": Any of the Class UA-1 Component Pass-Through Rate, Class UA-2 Component Pass-Through Rate, Class MB Component Pass-Through Rate, Class MC Component Pass-Through Rate, Class MD Component Pass-Through Rate, Class ME Component Pass-Through Rate, Class MF Component Pass-Through Rate, Class MG Component Pass-Through Rate, Class H Component Pass-Through Rate, Class J Component Pass-Through Rate, Class K Component Pass-Through Rate, Class L Component Pass-Through Rate, Class M Component Pass-Through Rate, Class N Component Pass-Through Rate, Class O Component Pass-Through Rate and Class P Component Pass-Through Rate.

            "Confidential Information":  As defined in Section 3.24.

            "Confirmation":  As defined in Section 3.22(g).

            "Controlling Class": As of any date of determination, the outstanding Class of Sequential Pay Certificates with the lowest Payment Priority (the Class A Certificates being treated as a single Class for this purpose) that has a then outstanding Class Principal Balance at least equal to 25% of the Initial Class Principal Balance thereof (or, if no Class of Sequential Pay Certificates has a Class Principal Balance at least equal to 25% of the Initial Class Principal Balance thereof, then the "Controlling Class" shall be the outstanding Class of Sequential Pay Certificates with the then largest outstanding Class Principal Balance.

            "Controlling Class Certificateholders": Each Holder (or Certificate Owner, if applicable) of a Certificate of the Controlling Class as certified to the Trustee from time to time by such Holder (or Certificate Owner).

            "Corporate Trust Office": The principal corporate trust office of the Trustee, for purposes of Certificate transfer services, at the date of the execution of this Agreement is located at Wells Fargo Center, Sixth and Marquette, MAC# N 9303-121, Minneapolis, Minnesota 55479-0113, Attention:
Corporate Trust Services (CMBS) - Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-2 and for all other purposes, at the date of the execution of this Agreement is located at 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: Corporate Trust Services (CMBS) - Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-2.

            "Corrected Mortgage Loan": Any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with the definition of "Specially Serviced Mortgage Loan" (other than by reason of a Liquidation Event occurring in respect of such Mortgage Loan or a related Mortgaged Property becoming an REO Property).

            "Corresponding Certificate," "Corresponding REMIC I Regular Interest," "Corresponding REMIC II Uncertificated Regular Interest" and "Corresponding REMIC IIU Regular Interest": The related Classes of REMIC I Regular Interests, REMIC II Uncertificated Regular Interests, REMIC IIU Regular Interests and the Certificates set forth below:


                          Corresponding
                            REMIC II
Corresponding REMIC I    Uncertificated    Corresponding REMIC    Corresponding
   Regular Interest     Regular Interest   IIU Regular Interest    Certificate
   ----------------     ----------------   --------------------    -----------

Class LA-1               Class MA-1             Class UA-1          Class A-1
Uncertificated           Uncertificated       Uncertificated       Certificate
Interest                 Interest                Interest

Class LA-2               Class MA-2             Class UA-2          Class A-2
Uncertificated           Uncertificated       Uncertificated       Certificate
Interest                 Interest                Interest

Class LB                 Class MB                                   Class B
Uncertificated           Uncertificated                             Certificate
Interest                 Interest

Class LC                 Class MC                                   Class C
Uncertificated           Uncertificated                             Certificate
Interest                 Interest

Class LD                 Class MD                                   Class D
Uncertificated           Uncertificated                             Certificate
Interest                 Interest

Class LE                 Class ME                                   Class E
Uncertificated           Uncertificated                             Certificate
Interest                 Interest

Class LF                 Class MF                                   Class F
Uncertificated           Uncertificated                             Certificate
Interest                 Interest

Class LG                 Class MG                                   Class G
Uncertificated           Uncertificated                             Certificate
Interest                 Interest

Class LH                                                            Class H
Uncertificated                                                      Certificate
Interest

Class LJ                                                            Class J
Uncertificated                                                      Certificate
Interest

Class LK                                                            Class K
Uncertificated                                                      Certificate
Interest

Class LL                                                            Class L
Uncertificated                                                      Certificate
Interest

Class LM                                                            Class M
Uncertificated                                                      Certificate
Interest

Class LN                                                            Class N
Uncertificated                                                      Certificate
Interest

Class LO                                                            Class O
Uncertificated                                                      Certificate
Interest

Class LP                                                            Class P
Uncertificated                                                      Certificates
Interest


            "CPR":  As defined in the Base Prospectus.

            "Cross-Collateralized Mortgage Loan": Any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            "Current Principal Distribution Amount": With respect to any Distribution Date, an amount (calculated in accordance with Section 1.02) equal to the aggregate of, without duplication:

            (a) the principal portions of all Monthly Payments (other than Balloon Payments) and any Assumed Monthly Payments due or deemed due, as the case may be, in respect of the Mortgage Loans and any REO Loans for their respective Due Dates occurring during the related Collection Period;

            (b) all Principal Prepayments received on the Mortgage Loans during the related Collection Period;

            (c) with respect to any Balloon Mortgage Loan as to which the related Stated Maturity Date occurred during or prior to the related Collection Period, any payment of principal (exclusive of any Principal Prepayment and any amount described in subclause (d) below) that was made by or on behalf of the related Mortgagor during the related Collection Period, net of any portion of such payment that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Monthly Payment deemed due, in respect of such Balloon Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

            (d) all Liquidation Proceeds (net of Liquidation Expenses) and Insurance Proceeds received on or in respect of the Mortgage Loans during the related Collection Period that were identified and applied by the Master Servicer as recoveries of principal thereof, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Monthly Payment deemed due, in respect of any such Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

            (e) all Liquidation Proceeds (net of Liquidation Expenses), Insurance Proceeds and REO Revenues received on or in respect of any REO Properties during the related Collection Period that were identified and applied by the Master Servicer as recoveries of principal of the related REO Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Monthly Payment deemed due, in respect of any such REO Loan or the predecessor Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered.

            "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 8.11 as a document custodian for the Mortgage Files, which Person shall not be the Depositor, the Mortgage Loan Sellers or an Affiliate of either.

            "Cut-off Date":  September 1, 2000.

            "Cut-off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, net of all unpaid payments of principal due in respect thereof on or before such date.

            "Debt Service Coverage Ratio": With respect to any Mortgage Loan, as of any date of determination, and calculated without regard to any cross-collateralization feature of such Mortgage Loan, the ratio of (x) the Net Operating Income (before payment of any debt service on such Mortgage Loan) generated by the related Mortgaged Property or Mortgaged Properties during the most recently ended period of not more than twelve (12) months or less than three (3) months for which financial statements (whether or not audited) have been received by or on behalf of the Mortgage Loan Seller (prior to the Original Closing Date) or the Master Servicer or the Special Servicer (following the Original Closing Date), to (y) the product of the amount of the Monthly Payment in effect for such Mortgage Loan as of such date of determination, multiplied by the number of months represented in the financial statements. The Master Servicer may, in accordance with CMSA reporting standards, report Net Operating Income with respect to each Mortgaged Property where one or more Mortgage Loans are secured by multiple Mortgaged Properties; provided, however, that for purposes of determining Debt Service Coverage Ratio compliance, calculations shall be made at the Mortgage Loan level.

            "Default Charges": Any and all Default Interest and late payment charges paid or payable, as the context requires, in connection with a default under a Mortgage Loan or any successor REO Loan, other than a Prepayment Premium, Yield Maintenance Charge or Excess Interest.

            "Default Interest": With respect to any Mortgage Loan (or related REO Loan), any amounts collected thereon, other than late payment charges and Prepayment Premiums, that represent interest (exclusive, if applicable, of Excess Interest) in excess of interest accrued on the principal balance of such Mortgage Loan (or REO Loan) at the related Mortgage Rate, such excess interest arising out of a default under such Mortgage Loan.

            "Defaulted Mortgage Loan": Any Specially Serviced Mortgage Loan as to which a material default has occurred or a default in respect of any payment thereon is reasonably foreseeable, and which the Special Servicer has determined, in its reasonable and good faith judgment, will become the subject of a foreclosure sale or similar proceedings (the basis for which determination shall be set forth in an Officer's Certificate to be delivered to the Master Servicer and the Trustee).

            "Defaulting Party":  As defined in Section 7.01(b).

            "Definitive Certificate":  As defined in Section 5.03(a).

            "Delinquent Loan Status Report": A report or reports setting forth, among other things, those Mortgage Loans which, as of the Determination Date for the related Distribution Date were (i) delinquent 30-59 days, (ii) delinquent 60-89 days, (iii) delinquent 90 days or more, (iv) current but specially serviced, or (v) in foreclosure but as to which the related Mortgaged Property had not become REO Property.

            "Denomination":  As defined in Section 5.01(a).

            "Depositor": Banc of America Commercial Mortgage Inc., or its successor in interest.

            "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

            "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Depository Rules":  As defined in Section 5.02(b).

            "Determination Date": With respect to any Distribution Date, the fifth (5th) Business Day before such Distribution Date.

            "Directing Certificateholder": The Controlling Class Certificateholder (or its designee) selected by the Majority Certificateholder of the Controlling Class, as certified by the Trustee from time to time; provided, however, that (i) absent such selection, or (ii) until a Directing Certificateholder is so selected, or (iii) upon receipt of a notice from a majority of the Controlling Class, by Certificate Principal Balance, that a Directing Certificateholder is no longer designated, the Controlling Class Certificateholder that owns the largest aggregate Certificate Principal Balance of the Controlling Class will be the Directing Certificateholder.

            "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers (other than the sale of an REO Property pursuant to Section 3.18(d)), the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I or the related Loan REMIC other than through an Independent Contractor; provided, however, that the Special Servicer (or any Sub-Servicer on behalf of the Special Servicer) shall not be considered to Directly Operate an REO Property solely because the Special Servicer (or any Sub-Servicer on behalf of the Special Servicer) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to, or funds, repairs or capital expenditures with respect to such REO Property (including, without limitation, construction activity to effect repairs or in conjunction with leasing activity).

            "Discount Rate Fraction":  As defined in Section 4.01(c).

            "Disqualified Non-U.S. Person": With respect to a Class R-I, Class R-II, Class R-IIU or Class R-III Certificate, any Non-U.S. Person or agent thereof other than (i) a Non-U.S. Person that holds the Class R-I, Class R-II, Class R-IIU or Class R-III Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective IRS Form 4224 (or successor form) or
(ii) a Non-U.S. Person that has delivered to both the transferor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class R-I, Class R-II, Class R-IIU or Class R-III Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class R-I, Class R-II, Class R-IIU or Class R-III Certificate will not be disregarded for federal income tax purposes.

            "Disqualified Organization": Any of the following: (i) the United States or a possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the REMIC Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

            "Distributable Certificate Interest": With respect to any Class of Regular Certificates, for any Distribution Date, the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, reduced (to not less than zero) by that portion, if any, of the Net Aggregate Prepayment Interest Shortfall for such Distribution Date allocated to such Class of Certificates as set forth below. The Net Aggregate Prepayment Interest Shortfall, if any, for each Distribution Date shall be allocated, first, to the Class, P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates, in that order, in each case up to an amount equal to the lesser of any remaining unallocated portion of such Net Aggregate Prepayment Interest Shortfall and any Accrued Certificate Interest in respect of the particular Class of Certificates for such Distribution Date; and, thereafter, if and to the extent that any portion of such Net Aggregate Prepayment Interest Shortfall remains unallocated, pro rata among the Class A-1, Class A-2 and Class X Certificates, in accordance with the respective amounts of Accrued Certificate Interest for each such Class of Certificates for such Distribution Date.

            "Distribution Account": The segregated account or accounts created and maintained by the Trustee pursuant to Section 3.04(b) in trust for the Certificateholders, which shall be entitled "Wells Fargo Bank Minnesota, N. A., as Trustee, in trust for the registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-2, Distribution Account".

            "Distribution Date": The 15th day of any month, or if such 15th day is not a Business Day, the Business Day immediately following, commencing in November 2000.

            "Distribution Date Statement": As defined in Section 4.02(a).

            "Document Defect":  As defined in Section 2.02(e).

            "DTC":  As defined in Section 5.03(d).

            "Due Date": With respect to (i) any Mortgage Loan on or prior to its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on such Mortgage Loan is scheduled to be first due; (ii) any Mortgage Loan after its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on such Mortgage Loan had been scheduled to be first due; and (iii) any REO Loan, the day of the month set forth in the related Mortgage Note on which each Monthly Payment on the related Mortgage Loan had been scheduled to be first due.

            "Eligible Account": Any of (i) an account maintained with a federal or state chartered depository institution or trust company, including, without limitation, the Trustee (if it meets the following rating criteria), the long-term unsecured debt obligations of which are rated no less than "Aa3" by Moody's, and "A" by S&P (if the deposits are to be held in the account for more than 30 days), or the short-term unsecured debt obligations of which are rated no less than "P-1" by Moody's and "A-1" by S&P (if the deposits are to be held in the account for 30 days or less), in each case, at any time funds are on deposit therein, (ii) a segregated trust account or accounts maintained with the corporate trust department of a federally chartered depository institution or trust company, including, without limitation, the Trustee, acting in its fiduciary capacity and subject to the regulations regarding fiduciary funds on deposit therein under 12 C.F.R. ss.9.10(b), (iii) a segregated trust account or accounts maintained with the corporate trust department of a state chartered depository institution or trust company, including, without limitation, the Trustee, acting in its fiduciary capacity and subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 C.F.R. ss.9.10(b), or (iv) any other account which would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by either Rating Agency to any Class of Certificates (as confirmed in writing by each Rating Agency).

            "Emergency Advance": Any Servicing Advance, whether or not it is a Servicing Advance that, pursuant hereto, the Special Servicer is required to request the Master Servicer to make, that must be made within 5 Business Days of the Special Servicer's becoming aware that it must be made in order to avoid any material penalty, any material harm to a Mortgaged Property or any other material adverse consequence to the Trust Fund.

            "Environmental Policy": The environmental policy issued by American International Specialty Lines Insurance Company in the form attached hereto as Exhibit L and naming as insureds the Trustee and the Mortgage Loan Sellers.

            "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

            "Escrow Payment": Any payment received by the Master Servicer or the Special Servicer for the account of any Mortgagor for application toward the payment of real estate taxes, assessments, insurance premiums and similar items in respect of the related Mortgaged Property.

            "Event of Default": One or more of the events described in Section 7.01(a).

            "Excess Interest": With respect to any ARD Loan after its Anticipated Repayment Date, all interest accrued thereon at the Excess Interest Rate, the payment of which interest shall, under the terms of such Mortgage Loan, be deferred until all interest accrued at the Mortgage Rate (net of the Excess Interest Rate) and outstanding principal has been paid, together with all interest, if any, accrued at the related Mortgage Rate on such deferred interest. Excess Interest shall not be an asset of the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III formed hereunder.

            "Excess Interest Distribution Account": The segregated account or accounts created and maintained by the Trustee pursuant to Section 4.06, which shall be entitled "Wells Fargo Bank Minnesota, N.A., in trust for the registered Holders of Banc of America Commercial Mortgage, Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-2, Excess Interest Distribution Account", and which must be an Eligible Account. The Excess Interest Distribution Account shall not be an asset of the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III formed hereunder.

            "Excess Interest Rate": With respect to any ARD Loan after its Anticipated Repayment Date, the incremental increase in the Mortgage Rate for such Mortgage Loan resulting from the passage of such Anticipated Repayment Date.

            "Exchange Act": The Securities Exchange Act of 1934, as amended.

            "Exemption-Favored Party": Any of (i) Bank of America Corporation (successor in interest to NationsBank Corporation), (ii) any Person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Bank of America Corporation and (iii) any member of a syndicate or selling group of which Bank of America Corporation or a person described in clause (ii) is a manager or co-manager with respect to a Class of Certificates.

            "Fannie Mae": The Federal National Mortgage Association or any successor.

            "FDIC":   The  Federal  Deposit   Insurance   Corporation  or  any
successor.

            "Final Distribution Date": The final Distribution Date on which any distributions are to be made on the Certificates as contemplated by Section 9.01.

            "Final Recovery Determination": A determination by the Special Servicer with respect to any defaulted Mortgage Loan or REO Property and, accordingly, the related REO Loan (other than a Mortgage Loan or REO Property, as the case may be, purchased by a Mortgage Loan Seller or an Affiliate thereof pursuant to Section 2.03, by the Majority Certificateholder of the Controlling Class pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 9.01) that there has been a recovery of all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries (including, without limitation, by reason of a sale of such Mortgage Loan or REO Property pursuant to Section 3.18(d) hereof) that the Special Servicer has determined, in accordance with the Servicing Standard, exercised without regard to any obligation of the Master Servicer or Special Servicer to make payments from its own funds pursuant to Section 3.07(b), will be ultimately recoverable.

            "Freddie Mac": The Federal Home Loan Mortgage Corporation or any successor.

            "Grantor Trust": A segregated asset pool within the Trust Fund consisting of the Loan REMIC Residual Interests, the Excess Interest and amounts held from time to time in the Excess Interest Distribution Account.

            "Ground Lease": The ground lease pursuant to which any Mortgagor holds a leasehold interest in the related Mortgaged Property and any estoppel agreements entered into by and between lenders and ground lessees and/or ground lessors and/or mortgagees of the ground leasehold estate. With respect to Loan No. 51961 and Loan No. 51962, the term "Ground Lease" shall be deemed to refer to the ground sub-lease pursuant to which the related Mortgagor holds a sub-leasehold interest in the related Mortgaged Property and any estoppel agreements entered into by and between lenders and ground sub-lessees and/or ground sub-lessors and/or mortgagees of the ground sub-leasehold estate.

            "Group": A group of Mortgage Loans that are cross-collateralized and cross-defaulted with each other.

            "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

            "Historical Loan Modification Report": A report or reports setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report or reports, have been modified pursuant to this Agreement (i) during the Collection Period ending on such Determination Date and (ii) since the Cut-off Date, showing the original and the revised terms thereof.

            "Historical Liquidation Report": A report or reports setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report or reports, (i) the amount of Liquidation Proceeds (net of Liquidation Expenses) received both during the Collection Period ending on such Determination Date and historically, and (ii) the amount of Realized Losses occurring during such Collection Period and historically, set forth on a Mortgage Loan-by-Mortgage Loan basis.

            "HUD-Approved Servicer": A servicer that is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 207 and 211 of the National Housing Act.

            "HVB":  HVB Realty Capital Inc., a New York corporation.

            "HVB/BACM Mortgage Loan Purchase and Sale Agreement": The Mortgage Loan Purchase Agreement, dated as of September 22, 2000, between HVB and the Depositor.

            "HVB Mortgage Loan": Any of the Mortgage Loans acquired by BACM pursuant to the HVB/BACM Mortgage Loan Purchase and Sale Agreement. The HVB Mortgage Loans are identified as such on the Mortgage Loan Schedule under the heading "Mortgage Loan Seller".

            "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator or any Affiliate thereof, and (iii) is not connected with the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator or any Affiliate thereof as an officer, employee, promoter, underwriters, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator or any Affiliate thereof, as the case may be.

            "Independent Contractor": Any Person that would be an "independent contractor" with respect to REMIC I or the applicable Loan REMIC within the meaning of Section 856(d)(3) of the Code if REMIC I or the applicable Loan REMIC were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by (i) any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall not be an expense of the Trustee, the REMIC Administrator or the Trust, delivered to the Trustee and the REMIC Administrator), so long as REMIC I or the applicable Loan REMIC does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I or the applicable Loan REMIC is at arm's length, all within the meaning of Treasury Regulations Section 1.856-4(b)(5), or (ii) any other Person upon receipt by the Trustee and the REMIC Administrator of an Opinion of Counsel, which shall be at no expense to the Trustee, the REMIC Administrator or the Trust, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

            "Initial Class Notional Amount": With respect to the Class X Certificates, the initial Class X Notional Amount thereof as of the Sequel Closing Date equal to $889,004,533.

            "Initial Class Principal Balance": As defined in the Preliminary Statement.

            "Initial Pool Balance": The aggregate Cut-off Date Balance of all the Mortgage Loans included in the Trust Fund as of the Original Closing Date.

            "Institutional Accredited Investor": As defined in Section 5.02(b).

            "Insurance Policy": With respect to any Mortgage Loan or REO Property, any hazard insurance policy, seismic (earthquake) insurance policy, business interruption insurance policy, flood insurance policy, title policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan (or the related Mortgaged Property) or in respect of such REO Property, as the case may be.

            "Insurance Proceeds": Proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or REO Property or released to the Mortgagor, in either case, in accordance with the Servicing Standard.

            "Interest Accrual Period": With respect to each Class of REMIC I Regular Interests, REMIC II Uncertificated Regular Interests, REMIC IIU Regular Interests and each Class of Regular Certificates, for any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs. With respect to the Loan REMIC Regular Interests, the interest accrual period of the related Mortgage Loan.

            "Interest Reserve Account": The segregated account or accounts created and maintained by the Trustee pursuant to Section 4.05 in trust for the Certificateholders, which shall be entitled "Wells Fargo Bank Minnesota, N.A., as Trustee in trust for the registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-2, Interest Reserve Account".

            "Interested Person": The Depositor, the Mortgage Loan Sellers, the Master Servicer, any Sub-Servicer, the Special Servicer, any Holder of a Certificate, or any Affiliate of any such Person.

            "Investment Account":  As defined in Section 3.06(a).

            "Investment Representation Letter": As defined in Section 5.02(b).

            "IRS": The Internal Revenue Service or any successor.

            "Late Collections": With respect to any Mortgage Loan, all amounts received thereon during any Collection Period, whether as payments, Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late collections of the principal and/or interest portions of a Monthly Payment (other than a Balloon Payment) or an Assumed Monthly Payment in respect of such Mortgage Loan due or deemed due, as the case may be, for a Due Date in a previous Collection Period, or for a Due Date coinciding with or preceding the Cut-off Date, and not previously received or recovered. With respect to any REO Loan, all amounts received in connection with the related REO Property during any Collection Period, whether as Insurance Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of the principal and/or interest portions of a Monthly Payment (other than a Balloon Payment) or an Assumed Monthly Payment in respect of the related Mortgage Loan or of an Assumed Monthly Payment in respect of such REO Loan due or deemed due, as the case may be, for a Due Date in a previous Collection Period and not previously received or recovered. The term "Late Collections" shall specifically exclude any Default Charges.

            "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by a Mortgage Loan Seller or any Affiliate thereof pursuant to Section 2.03; or (iv) such Mortgage Loan is purchased by the Majority Certificateholder of the Controlling Class pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c), or by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 9.01. With respect to any REO Property (and the related REO
Loan), any of the following events: (x) a Final Recovery Determination is made with respect to such REO Property; or (y) such REO Property is purchased by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 9.01.

            "Liquidation Expenses": All customary, reasonable and necessary "out of pocket" costs and expenses due and owing (but not otherwise covered by Servicing Advances) in connection with the liquidation of any Specially Serviced Mortgage Loan or REO Property pursuant to Section 3.09 or 3.18 (including, without limitation, legal fees and expenses, committee or referee fees and, if applicable, brokerage commissions and conveyance taxes).

            "Liquidation Fee": With respect to each Specially Serviced Mortgage Loan or REO Property (other than any Specially Serviced Mortgage Loan or REO Property repurchased (x) by a Mortgage Loan Seller or any Affiliate thereof pursuant to Section 2.03, (y) by the Majority Certificateholder of the Controlling Class, the Master Servicer or the Special Servicer pursuant to
Section 3.18 or (z) by the Master Servicer, the Special Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 9.01), the fee designated as such and payable to the Special Servicer pursuant to the fourth paragraph of Section 3.11(c).

            "Liquidation Fee Rate": With respect to each Specially Serviced Mortgage Loan or REO Property as to which a Liquidation Fee is payable, 1.0%.

            "Liquidation Proceeds": All cash amounts, including REO Revenues, after deducting related expenses, all partial or unscheduled collections (other than Insurance Proceeds) received by the Master Servicer or the Special Servicer in connection with: (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation; (ii) the liquidation of a Mortgaged Property or other collateral constituting, or that constituted, security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Mortgagor in accordance with applicable law and the terms and conditions of the related Mortgage Note and Mortgage; (iii) the realization upon any deficiency judgment obtained against a Mortgagor or any guarantor; (iv) the purchase of a Defaulted Mortgage Loan by the Majority Certificateholder of the Controlling Class pursuant to Section 3.18(b) or by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or any other sale thereof pursuant to Section 3.18(d); (v) the repurchase of a Mortgage Loan by a Mortgage Loan Seller or any Affiliate thereof pursuant to Section 2.03; or
(vi) the purchase of a Mortgage Loan or REO Property by the Master Servicer or the Majority Certificateholder of the Controlling Class pursuant to Section 9.01.

            "Loan REMICs": Those two (2) REMICs constituted by HVB Loan No. 510238 and HVB Loan No. 540310, respectively.

            "Loan REMIC Declarations": Those two (2) REMIC Declarations, dated August 31, 2000 with respect to HVB Loan No. 510238 and August 31, 2000 with respect to HVB Loan No. 540310.

            "Loan REMIC Interests": Collectively, the Loan REMIC Residual Interests and the Loan REMIC Regular Interests.

            "Loan REMIC Regular Interests": the uncertificated "regular interests," within the meaning of Code Section 860G(a)(1), in the Loan REMICs issued pursuant to the Loan REMIC Declarations. The principal balances of the Loan REMIC Regular Interests shall equal the Stated Principal Balances of HVB Loan No. 510238 and HVB Loan No. 540310 (or, if applicable, the deemed Stated Principal Balance of any successor REO Loan) outstanding from time to time. Payments and other collections of amounts received on or in respect of HVB Loan No. 510238 and HVB Loan No. 540310 (or any related REO Property) and allocable (in accordance with Section 1.02) to interest on, principal of and/or Prepayment Premiums or Yield Maintenance Charges in respect of such Mortgage Loans (or any successor REO Loan) shall be deemed paid on the Loan REMIC Regular Interests at the time such amounts are so received. The terms of the Loan REMIC Regular Interests are otherwise set forth in the Loan REMIC Declarations.

            "Loan REMIC Residual Interests": The uncertificated "residual interests," within the meaning of Code Section 860G(a)(2), in the Loan REMICs issued pursuant to the Loan REMIC Declarations.

            "MAI": Member of the Appraisal Institute.

            "Majority Certificateholder": With respect to any specified Class or Classes of Certificates, as of any date of determination, any Holder or particular group of Holders of Certificates of such Class or Classes, as the case may be, entitled to a majority of the Voting Rights allocated to such Class or Classes, as the case may be.

            "Master Servicer": ORIX Real Estate Capital Markets, LLC, its successor in interest or any successor master servicer appointed as herein provided.

            "Master Servicer Remittance Amount": With respect to any Master Servicer Remittance Date, an amount equal to (a) all amounts on deposit in the Certificate Account as of the commencement of business on such Master Servicer Remittance Date, net of (b) any portion of the amounts described in clause (a) of this definition that represents one or more of the following: (i) collected Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any unscheduled payments of principal (including, without limitation, Principal Prepayments, and interest (including, without limitation Excess Interest), Liquidation Proceeds and Insurance Proceeds received after the end of the related Collection Period, (iii) any Prepayment Premiums received after the end of the related Collection Period, (iv) any amounts payable or reimbursable to any Person from the Certificate Account pursuant to any of clauses (ii) through (xvii) of Section 3.05(a), and (v) any amounts deposited in the Certificate Account in error; provided that, with respect to the Master Servicer Remittance Date that occurs in the same calendar month as the Final Distribution Date, the Master Servicer Remittance Amount will be calculated without regard to clauses (b)(i), (b)(ii) and (b)(iii) of this definition.

            "Master Servicer Remittance Date": The Business Day immediately preceding each Distribution Date.

            "Master Servicer Reporting Date":  As defined in Section 4.02(b).

            "Master Servicing Fee": With respect to each Mortgage Loan and REO Loan, the fee payable to the Master Servicer pursuant to Section 3.11(a) and from which the Standby Fee and any Primary Servicing Fees are payable.

            "Master Servicing Fee Rate": With respect to each Mortgage Loan (and any related REO Loan), a rate per annum that is 0.26 basis points (0.0026% per annum) less than the Administrative Fee Rate specified for such Mortgage Loan in the Mortgage Loan Schedule.

            "Midland Confirmation":  As defined in Section 3.22(g).

            "Modified Mortgage Loan": Any Mortgage Loan as to which any Servicing Transfer Event has occurred and which has been modified by the Special Servicer pursuant to Section 3.20 in a manner that:

            (a) affects the amount or timing of any payment of principal or interest due thereon (other than, or in addition to, bringing current Monthly Payments with respect to such Mortgage Loan);

            (b) except as expressly contemplated by the related Mortgage, results in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount not less than the fair market value (as is), as determined by an Appraisal delivered to the Special Servicer (at the expense of the related Mortgagor and upon which the Special Servicer may conclusively rely), of the property to be released; or

            (c) in the good faith and reasonable judgment of the Special Servicer, otherwise materially impairs the security for such Mortgage Loan or reduces the likelihood of timely payment of amounts due thereon.

            "Monthly Payment": With respect to any Mortgage Loan, for any Due Date as of which such Mortgage Loan is outstanding, the scheduled monthly payment (or, in the case of an ARD Loan after its Anticipated Repayment Date, the minimum required monthly payment) of principal and/or interest on such Mortgage Loan, including, without limitation, a Balloon Payment, that is actually payable by the related Mortgagor from time to time under the terms of the related Mortgage Note (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20) and applicable law; provided that the Monthly Payment due in respect of any ARD Loan after its Anticipated Repayment Date shall not include Excess Interest.

            "Moody's": Moody's Investors Service, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Moody's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer, the Special Servicer and the REMIC Administrator, and specific ratings of Moody's Investors Service, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

            "Mortgage": With respect to any Mortgage Loan, separately and collectively, as the context may require, each mortgage, deed of trust and/or other similar document or instrument securing the related Mortgage Note and creating a lien on the related Mortgaged Property.

            "Mortgage File": With respect to any Mortgage Loan, subject to
Section 2.01(c), collectively the following documents:

            (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-2, without recourse";

            (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity);

            (iv) the original or a copy of any related Assignment of Leases (if any such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

            (v) an original assignment of any related Assignment of Leases (if any such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

            (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

            (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

            (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

            (ix) a title insurance policy or a copy thereof effective as of the date of the recordation of the Mortgage Loan, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgagor's fee interest in the Mortgaged Property, or if the policy has not yet been issued, an original or copy or a written commitment "marked-up" at the closing of such Mortgage Loan, interim binder or the pro forma title insurance policy evidencing a binding commitment to issue such policy, dated as of the date on which related Mortgage Loan was funded;

            (x) the original of any guaranty of the obligations of the Mortgagor under the Mortgage Loan which was in the possession of the related Mortgage Loan Seller at the time the Mortgage Files were delivered to the Trustee;

            (xi) (A) file copies of any UCC Financing Statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the related Mortgage Loan Seller, at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the related UCC-1, UCC-2 or UCC-3 financing statements were in the possession of the Mortgage Loan Seller, an original UCC-2 or UCC-3 financing statement, as applicable, executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest to the Trustee (or a certified copy of such assignment as sent for filing);

            (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Mortgagor;

            (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original Ground Lease or a copy thereof;

            (xiv) the original or copy of any intercreditor agreement relating to such Mortgage Loan;

            (xv) the original or copy of any operating lease relating to the related Mortgaged Property;

            (xvi) the original or a copy of the related loan agreement;

            (xvii) the original or a copy of any management agreement relating to such Mortgage Loan;

            (xviii) the original or a copy of any lock-box agreement relating to such Mortgage Loan;

            (xix) the original or a copy of any environmental report and/or engineering report relating to such Mortgage Loan; provided that, if such report is sent directly to the Master Servicer, and the Master Servicer so notifies the Depositor, then the Depositor shall have no duty to provide a copy of such report to the Trustee and the Master Servicer shall provide such report to the Trustee;

            (xx) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

            (xxi) any environmental policy; and

            (xxii) with respect to HVB Loan No. 510238 and HVB Loan No. 540310, originals or copies of the Loan REMIC Declarations.

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or a Custodian appointed thereby, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

            "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 and from time to time held in the Trust Fund. As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File.

            "Mortgage Loan Schedule": The list of Mortgage Loans transferred on the Original Closing Date to the Trustee as part of the Trust Fund, which list is attached hereto as Schedule I and may be amended from time to time in accordance with Section 2.02(e). The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage
Loan:

            (i) the loan number and the control number, indicating whether the Mortgage Loan is a Bank of America Loan or a HVB Mortgage Loan;

            (ii) the street address or addresses (including city, state and zip code) of the related Mortgaged Property (with the exception of HVB Loan No. 513561).

            (iii) (a) the Mortgage Rate in effect as of the Cut-off Date and (b) whether the Mortgage Loan accrues interest on the basis of the actual number of days elapsed in the relevant month of accrual and a 360-day year (an "Actual/360 Basis") or on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 Basis");

            (iv) the original principal balance;

            (v) the Cut-off Date Balance;

            (vi) the (A) remaining term to stated maturity and (B) Stated Maturity Date and, in the case of an ARD Loan, the Anticipated Repayment Date;

            (vii) the Due Date;

            (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

            (ix) the Administrative Fee Rate (inclusive of the Master Servicer Fee Rate, the Trustee Fee Rate, the Primary Servicing Fee Rate and the Standby Fee Rate);

            (x) the Primary Servicing Fee Rate;

            (xi) the Master Servicing Fee Rate;

            (xii) the Standby Fee Rate;

            (xiii) whether the Mortgagor's interest in the related Mortgaged Property is a leasehold estate;

            (xiv) whether the Mortgage Loan is a Cross-Collateralized Mortgage Loan and, if so, a reference to the other Mortgage Loans that are cross-collateralized with such Mortgage Loan;

            (xv) the property type (e.g., multifamily);

            (xvi) the property size (the square feet or units);

            (xvii) the original amortization term; and

            (xviii) whether the Mortgage Loan is an ARD Loan.

The Mortgage Loan Schedule shall also set forth the aggregate Cut-off Date Balance for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

            "Mortgage Loan Seller": Each of Bank of America, N.A., and HVB Realty Capital Inc. and each of their respective successors and assigns.

            "Mortgage Note": The original executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto.

            "Mortgage Pool": Collectively, all of the Mortgage Loans and any successor REO Loans.

            "Mortgage Rate": With respect to (i) any Mortgage Loan on or prior to its Stated Maturity Date, the annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time in accordance with the terms of the related Mortgage Note (as such may be modified at any time following the Original Closing Date) and applicable law,
(ii) any Mortgage Loan after its Stated Maturity Date, the annualized rate described in clause (i) above determined without regard to the passage of such Stated Maturity Date, and (iii) any REO Loan, the annualized rate described in clause (i) or (ii) above, as applicable, determined as if the related Mortgage Loan had remained outstanding.

            "Mortgaged Property": Individually and collectively, as the context may require, each real property (together with all improvements and fixtures thereon) subject to the lien of a Mortgage and constituting collateral for a Mortgage Loan. With respect to any Cross-Collateralized Mortgage Loan, as the context may require, "Mortgaged Property" may mean, collectively, all the Mortgaged Properties securing such Cross-Collateralized Mortgage Loan.

            "Mortgagor": The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

            "NB Conduit Originator": Each of ARCS Commercial Mortgage Co., L.P., a California limited partnership, Berkshire Mortgage Finance Corporation, First Security Bank, N.A., Berkshire Mortgage Finance Bethesda Limited Partnership and Prudential Multifamily Mortgage, Inc.

            "Net Aggregate Prepayment Interest Shortfall": With respect to any Distribution Date, the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of Principal Prepayments during the related Collection Period, exceeds (b) the aggregate amount remitted by the Master Servicer for deposit in the Distribution Account for such Distribution Date pursuant to Section 3.19(e) in connection with such Prepayment Interest Shortfalls.

            "Net Default Charges": With respect to any Mortgage Loan or REO Loan, any Default Charges actually collected thereon (determined in accordance with the allocation of amounts collected as specified in Section 1.02), net of any Advance Interest accrued on Advances made in respect of such Mortgage Loan, but only to the extent such Advance Interest is reimbursable from such Default Charges in accordance with Section 3.05(a)(viii).

            "Net Investment Earnings": With respect to any Investment Account for any Collection Period, the amount, if any, by which the aggregate of all interest and other income realized during such Collection Period on funds held in such Investment Account, exceeds the aggregate of all losses and investment costs, if any, incurred during such Collection Period in connection with the investment of such funds in accordance with Section 3.06.

            "Net Investment Loss": With respect to any Investment Account for any Collection Period, the amount by which the aggregate of all losses and investment costs, if any, incurred during such Collection Period in connection with the investment of funds held in such Investment Account in accordance with
Section 3.06, exceeds the aggregate of all interest and other income realized during such Collection Period on such funds.

            "Net Mortgage Rate": With respect to any Mortgage Loan, Loan REMIC Regular Interest or REO Loan, as of any date of determination, a rate per annum equal to the related Mortgage Rate then in effect, minus the related Administrative Fee Rate. For purposes of calculating the Pass-Through Rate for each Class of Regular Certificates from time to time, the Net Mortgage Rate for any Mortgage Loan (or the Loan REMIC Regular Interests in the case of HVB Loan No. 510238 and HVB Loan No. 540310) will be calculated without regard to any modification, waiver or amendment of the terms of such Mortgage Loan subsequent to the Original Closing Date.

            "Net Operating Income": With respect to any Mortgaged Property, the total operating revenues derived from such Mortgaged Property, minus the total fixed and variable operating expenses incurred in respect of such Mortgaged Property (subject to adjustments for, and excluding, among other things, (i) non-cash items such as depreciation and amortization, (ii) capital expenditures (inclusive of replacement reserves) and (iii) debt service on loans secured by the Mortgaged Property).

            "New Lease": Any lease of REO Property entered into at the direction of the Special Servicer on behalf of the Trust, including any lease renewed, modified or extended on behalf of the Trust, if the Trust has the right to renegotiate the terms of such lease.

            "NOI Adjustment Worksheet": A report prepared by the Master Servicer (based upon operating statements, rent rolls, written reports and data fields collected or prepared by the Special Servicer pursuant to Section 3.12(b) and Furnished to the Master Servicer by the Special Servicer in the case of Specially Serviced Mortgage Loans) substantially containing the content described in Exhibit K attached hereto, presenting the computations made in accordance with the methodology described in said Exhibit K to "normalize" the full year end of annual Net Operating Income and debt service coverage ratio numbers used in the other reports required by this Agreement, sent, upon request, to the Trustee with a hard copy (or imaged copies) of each annual operating statement and related rent roll, if available, for a Mortgaged Property or REO Property pursuant to Section 4.02(b).

            "Nonrecoverable Advance": Any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.

            "Nonrecoverable P&I Advance": Any P&I Advance made or proposed to be made in respect of a Mortgage Loan or REO Loan which, as determined by the Master Servicer or, if applicable, the Trustee, in its reasonable and good faith judgment, will not be recoverable (together with Advance Interest accrued thereon), or which in fact was not ultimately recovered, from late collections, Default Charges (but only to the extent such Default Charges would be available to pay Advance Interest under Section 3.05(a)(viii)), Insurance Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan or REO Property (without giving effect to potential recoveries on deficiency judgments or recoveries from guarantors).

            "Nonrecoverable Servicing Advance": Any Servicing Advance made or proposed to be made in respect of a Mortgage Loan or REO Property which, as determined by the Master Servicer or, if applicable, the Trustee, in its reasonable and good faith judgment, will not be recoverable (together with Advance Interest accrued thereon), or which in fact was not ultimately recovered, from late collections, Default Charges (but only to the extent such Default Charges would be available to pay Advance Interest under Section 3.05(a)(viii)), Insurance Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan or REO Property (without giving effect to potential recoveries on deficiency judgments or recoveries from guarantors).

            "Non-Registered Certificate": Unless and until registered under the Securities Act, any Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificate.

            "Non-U.S. Person": Any person other than a U.S. Person.

            "Officer's Certificate": A certificate signed by a Servicing Officer of the Master Servicer or the Special Servicer, a Responsible Officer of the Trustee or any authorized officer of a Mortgage Loan Seller, as the case may be.

            "Operating Statement Analysis Report": As described in Section 4.02(b).

            "Opinion of Counsel": A written opinion of counsel (who must, in connection with any opinion rendered pursuant hereto with respect to tax matters or a resignation under Section 6.04, be Independent counsel, but who otherwise may be salaried counsel for the Depositor, the Mortgage Loan Sellers, the Trustee, the REMIC Administrator, the Master Servicer or the Special Servicer), which written opinion is acceptable and delivered to the addressee(s).

            "Original Closing Date":  September 22, 2000.

            "Original Pooling Agreement": As defined in the Preliminary
Statement.

            "ORIX": ORIX Real Estate Capital Markets, LLC or its successor in interest.

            "OTS": The Office of Thrift Supervision or any successor thereto.

            "Over 49% Interest": As defined in Section 3.26(h).

            "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            "Pass-Through Rate": With respect to any Class of Sequential Pay Certificates the rate per annum specified as such in respect of such Class of Certificates in the Preliminary Statement hereto. With respect to the Class X Certificates, for any Distribution Date, the Class X Pass-Through Rate. With respect to the Class MX Uncertificated Interest, for any Distribution Date, the Class MX Pass-Through Rate.

            "Payment Priority": With respect to any Class of Certificates, the priority of the Holders thereof in respect of the Holders of the other Classes of Certificates to receive distributions out of the Available Distribution Amount for any Distribution Date. The Payment Priority of the respective Classes of Certificates shall be, in descending order, as follows: first, the respective Classes of Senior Certificates; second, the Class B Certificates; third, the Class C Certificates; fourth, the Class D Certificates; fifth, the Class E Certificates; sixth, the Class F Certificates; seventh, the Class G Certificates; eighth, the Class H Certificates; ninth, and Class J Certificates tenth, the Class K Certificates, eleventh, the Class L Certificates, twelfth, the Class M Certificates, thirteenth, the Class N Certificates, fourteenth, the Class O Certificates, fifteenth, the Class P Certificates and last, the respective Classes of Residual Certificates.

            "Percentage Interest": With respect to any Regular Certificate, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the Certificate Principal Balance or Certificate Notional Amount, as the case may be, of such Certificate as of the Original Closing Date (in the case of the Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates) or the Sequel Closing Date (in the case of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and Class X Certificates), as specified on the face thereof, and the denominator of which is the Initial Class Principal Balance or Initial Class Notional Amount, as the case may be, of the relevant Class. With respect to a Residual Certificate or a Class V Certificate, the percentage interest in distributions to be made with respect to the relevant Class, as stated on the face of such Certificate.

            "Permitted Encumbrances":  As defined in Section 2.05(b)(v).

            "Permitted Investments": Any one or more of the following obligations:

            (a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

            (b) repurchase obligations with respect to any security described in clause (i) above, provided that the long-term unsecured debt obligations of the party agreeing to repurchase such obligations are rated "Aaa" by Moody's and "AAA" by S&P;

            (c) federal funds, uncertificated certificates of deposit, time deposits and bankers' acceptances (having original maturities of not more than 365 days) of any bank or trust company organized under the laws of the United States or any state, provided that the short-term unsecured debt obligations of such bank or trust company are rated no less than "P-1" by Moody's, and "A-1+" by S&P;

            (d) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof rated no less than "P-1" by Moody's, and "A-1+" by S&P;

            (e) units of money markets funds that maintain a constant asset value and which are rated in the highest applicable rating category by each of S&P (i.e. "AAAm" or "AAAmG") and Moody's; and

            (f) any other obligation or security which would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by any of the Rating Agencies to any Class of Certificates, evidence of which shall be confirmed in writing by each Rating Agency to the Trustee;

provided that no investment described hereunder shall evidence either the right to receive (a) only interest with respect to such investment or (b) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity; and provided, further, that each investment described hereunder shall, by its terms, have a predetermined fixed amount of principal due at maturity (that cannot vary or change) and either a fixed interest rate or variable interest rate tied to a single interest rate index plus a single fixed spread; and provided, further, that each investment described hereunder shall be a "cash flow investment", as defined in the REMIC Provisions; and provided, further, that no investment described hereunder shall have a maturity in excess of one (1) year; and provided, further, that no investment described hereunder shall be liquidated prior to its maturity date.

            "Permitted Transferee": Any Transferee of a Residual Certificate other than any of a Plan, a Disqualified Organization or a Disqualified Non-U.S. Person or any nominee, agent or middleman of any of the above.

            "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

            "Phase I Environmental Assessment": A "Phase I assessment" or, in the case of certain Mortgage Loans having an initial principal balance under $1,000,000, a transaction screen, as described in, and meeting the criteria of,
(i) Chapter 5 of the FNMA Multifamily Guide or any successor provisions covering the same subject matter, in the case of Specially Serviced Mortgage Loans as to which the related Mortgaged Property is multifamily property or (ii) the American Society for Testing and Materials in the case of Specially Serviced Mortgage Loans as to which the related Mortgaged Property is a non-multifamily property.

            "P&I Advance": As to any Mortgage Loan or REO Loan, any advance made by the Master Servicer or the Trustee pursuant to Section 4.03.

            "Plan": As defined in Section 5.02(c).

            "Prepayment Assumption": The assumption that no Mortgage Loan (other than an ARD Loan) is prepaid prior to its Stated Maturity Date and that no ARD Loan is prepaid prior to, but each is paid in its entirety on, its Anticipated Repayment Date, such assumption to be used for determining the accrual of original issue discount, market discount and premium, if any, on the Mortgage Loans, the REMIC I Regular Interests and the Certificates for federal income tax purposes.

            "Prepayment Interest Excess": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part made on or prior to the Determination Date in any calendar month but after the first day of such month, any payment of interest (net of related Master Servicing Fees and exclusive of Prepayment Premiums and, in the case of an ARD Loan after its Anticipated Repayment Date, Excess Interest) actually collected from the related Mortgagor and intended to cover the period from the commencement of such month to the date of prepayment. A Prepayment Interest Excess in respect of HVB Loan No. 510238 or HVB Loan No. 540310 shall be a Prepayment Interest Excess in respect of the related Loan REMIC Regular Interest.

            "Prepayment Interest Shortfall": With respect to any non-Specially Serviced Mortgage Loan that was subject to a Principal Prepayment in full or in part made after the Determination Date in any calendar month, the amount of uncollected interest (determined without regard to any Prepayment Premium that may have been collected and exclusive of, in the case of an ARD Loan after its Anticipated Repayment Date, Excess Interest) that would have accrued at a per annum rate equal to the sum of the Net Mortgage Rate for such non-Specially Serviced Mortgage Loan plus the Trustee Fee Rate, on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such non-Specially Serviced Mortgage Loan and ending on the last day of such calendar month, inclusive. A Prepayment Interest Shortfall in respect of HVB Loan No. 510238 or HVB Loan No. 540310 shall be a Prepayment Interest Shortfall in respect of the related Loan REMIC Regular Interest.

            "Prepayment Premium": Any premium, penalty or fee paid or payable, as the context requires, by a Mortgagor in connection with a Principal Prepayment on, or other early collection of principal of, a Mortgage Loan or any successor REO Loan.

            "Prepayment Premium Amount":  As defined in Section 4.01(c).

            "Primary Servicing Fee": With respect to each Mortgage Loan that is subject to a Sub-Servicing Agreement as of the Original Closing Date, the monthly fee payable to the Sub-Servicer by the Master Servicer from the Master Servicing Fee, which monthly fee accrues at the Primary Servicing Fee Rate.

            "Primary Servicing Fee Rate": With respect to each Mortgage Loan that is subject to a Sub-Servicing Agreement as of the Original Closing Date, the rate per annum specified as such in the Mortgage Loan Schedule.

            "Primary Servicing Office": With respect to the Master Servicer, the office thereof primarily responsible for performing its respective duties under this Agreement, initially located in Texas and, with respect to the Special Servicer, the office thereof primarily responsible for performing its respective duties under this Agreement, initially located in Florida.

            "Principal Distribution Amount": With respect to any Distribution Date, the aggregate of the Current Principal Distribution Amount for such Distribution Date and, if such Distribution Date is subsequent to the initial Distribution Date, the excess, if any, of the Principal Distribution Amount for the preceding Distribution Date, over the aggregate distributions of principal made on the Sequential Pay Certificates on the preceding Distribution Date.

            "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest (without regard to any Prepayment Premium that may have been collected) representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            "Prospectus Supplement": That certain prospectus supplement dated October 25, 2000, relating to the Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class X Certificates, that is a supplement to the Base Prospectus.

            "Purchase Price": With respect to any Mortgage Loan (and the related Loan REMIC Interests), a price equal to the unpaid principal balance of the Mortgage Loan as of the date of purchase, together with (a) all accrued and unpaid interest (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Excess Interest) on the Mortgage Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of purchase, (b) all related unreimbursed Servicing Advances, (c) all accrued and unpaid Advance Interest in respect of related Advances and (d) any related unreimbursed Additional Trust Fund Expenses. With respect to any REO Property, a price equal to the unpaid principal balance of the related REO Loan as of the date of purchase, together with (a) all accrued and unpaid interest (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Excess Interest) on such REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of purchase, (b) all related unreimbursed Servicing Advances, (c) all accrued and unpaid Advance Interest in respect of related Advances, and (d) any related unreimbursed Additional Trust Fund Expenses. The Purchase Price of any Mortgage Loan, Loan REMIC Interests or REO Property is intended to include, without limitation, principal and interest previously advanced with respect thereto and not previously reimbursed.

            "Qualified Appraiser": In connection with the appraisal of any Mortgaged Property or REO Property, an Independent MAI-designated appraiser with at least five years of experience in respect of the relevant geographic location and property type.

            "Qualified Institutional Buyer":  As defined in Section 5.02(b).

            "Qualified Insurer": An insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction.

            "Rating Agency": Each of Moody's and S&P.

            "Rated Final Distribution Date": As to each Class of Certificates, the Distribution Date in September 15, 2032.

            "Realized Loss": With respect to each defaulted Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any REO Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan or REO Loan, as the case may be, as of the Due Date related to the Collection Period in which the Final Recovery Determination was made, plus (ii) all accrued but unpaid interest (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Excess Interest) on such Mortgage Loan or REO Loan, as the case may be, at the related Mortgage Rate to but not including the Due Date related to the Collection Period in which the Final Recovery Determination was made, plus (iii) any related unreimbursed Servicing Advances as of the commencement of the Collection Period in which the Final Recovery Determination was made, together with any new related Servicing Advances made during such Collection Period, minus (iv) all payments and proceeds, if any, received in respect of such Collection Period related to the Mortgage Loan or REO Loan, as the case may be, during the Collection Period in which such Final Recovery Determination was made (net of any related Liquidation Expenses paid therefrom).

            With respect to any Mortgage Loan as to which any portion of the outstanding principal or accrued interest owed thereunder was forgiven in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20, the amount of such principal or interest (other than any Default Interest) so forgiven.

            With respect to any Mortgage Loan as to which the Mortgage Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20, the amount of the consequent reduction, if any, in the interest portion of each successive Monthly Payment due thereon. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

            A Realized Loss with respect to HVB Loan No. 510238 or HVB Loan No. 540310 shall be a Realized Loss with respect to the related Loan REMIC Regular Interest.

            "Record Date": With respect to each Class of Certificates, for any Distribution Date, the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs.

            "Registered   Certificates":   Any   Certificate   that  has  been
registered under the Securities Act.

            "Regular Certificates": Any of the Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates.

             "Reimbursement Rate": The rate per annum applicable to the accrual of Advance Interest, which rate per annum shall be equal to the "prime rate" as published in the "Money Rates" section of The Wall Street Journal, as such "prime rate" may change from time to time. If The Wall Street Journal ceases to publish such "prime rate", then the Trustee, in its sole discretion, shall select an equivalent publication that publishes such "prime rate"; and if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then the Trustee shall select a comparable interest rate index. In either case, such selection shall be made by the Trustee in its sole discretion and the Trustee shall notify the Master Servicer and the Special Servicer in writing of its selection.

            "Reinvestment Yield":  As defined in Section 4.01(c).

            "REMIC": A "real estate mortgage investment conduit" as defined in
Section 860D of the Code.

            "REMIC Administrator": Wells Fargo Bank Minnesota, N. A., its successor in interest, or any successor REMIC administrator appointed as herein provided.

            "REMIC I": A segregated pool of assets subject hereto and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans (exclusive of Excess Interest) received or receivable after the Cut-off Date (other than payments of principal, interest and other amounts due and payable on the Mortgage Loans on or before the Cut-off Date), together with all documents, Escrow Payments and Reserve Funds delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Sellers; (ii) any REO Property acquired in respect of a Mortgage Loan and all payments and proceeds of such REO Property; and (iii) such amounts on or with respect to clauses (i) or
(ii) as from time to time are deposited in the Distribution Account, the Certificate Account, the Interest Reserve Account and the REO Account (if established); provided, however, that HVB Loan No. 510238 and HVB Loan No. 540310 (exclusive of Excess Interest, if any), collections thereon and any related REO Property acquired in respect thereof shall be held as assets of the related Loan REMICs, and the related Loan REMIC Regular Interests and collections thereon shall be held as assets of REMIC I.

            "REMIC I Distribution Amount":  As defined in Section 4.01(a)(i).

            "REMIC I Regular Interests": Any of the Class LA-1, Class LA-2, Class LB, Class LC, Class LD, Class LE, Class LF, Class LG, Class LH, Class LJ, Class LK, Class LL, Class LM, Class LN, Class LO and Class LP Uncertificated Interests.

            "REMIC I Remittance Rate": With respect to any REMIC I Regular Interest, the Weighted Average Adjusted Net Mortgage Rate.

            "REMIC II": A segregated pool of assets subject hereto and to be administered hereunder, and consisting of all of the REMIC I Regular Interests and amounts distributed thereon as from time to time are held in the REMIC II Distribution Account.

            "REMIC II Distribution Account": The segregated account or accounts created and maintained as a separate trust account or accounts by the Trustee pursuant to Section 3.04, which shall be entitled "Wells Fargo Bank Minnesota, N.A., as Trustee, in trust for Holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-2, REMIC II Distribution Account" and which account shall be an Eligible Account.

            "REMIC II Regular Interests": On and after the Sequel Closing Date, the REMIC II Uncertificated Regular Interests and the Unaffected Certificates.

            "REMIC II Remittance Rate": With respect to any REMIC II Uncertificated Regular Interest (other than the Class MX Uncertificated Interest), the Weighted Average Adjusted Net Mortgage Rate. With respect to the Class MX Uncertificated Interest, the Class MX Pass-Through Rate.

            "REMIC II Uncertificated Regular Interests": Any of the Class MA-1, Class MA-2, Class MB, Class MC, Class MD, Class ME, Class MF, Class MG and Class MX Uncertificated Interests.

            "REMIC IIU": A segregated pool of assets subject hereto and to be administered hereunder and consisting of the Class MA-1 and Class MA-2 Uncertificated Interests and amounts distributed thereon as from time to time are held in the REMIC IIU Distribution Account.

            "REMIC IIU Distribution Account": The segregated account or accounts created and maintained as a separate trust sub-account or sub-accounts of the Distribution Account by the Trustee pursuant to Section 3.04, which shall be entitled "Wells Fargo Bank Minnesota, N.A., as Trustee, in trust for Holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-2, REMIC IIU Distribution Account," and which account shall be an Eligible Account.

            "REMIC IIU Distribution Amount": As defined in Section 4.01(a)(i).

            "REMIC IIU Regular Interests": Any of the Class UA-1 and Class UA-2 Uncertificated Interests.

            "REMIC IIU Remittance Rate": With respect to any REMIC IIU Regular Interest, the Weighted Average Adjusted Net Mortgage Rate.

            "REMIC III": A segregated pool of assets subject hereto and to be administered hereunder and consisting of the Class UA-1, Class UA-2, Class MB, Class MC, Class MD, Class ME, Class MF, Class MG and Class MX Uncertificated Interests and amounts distributed thereon as from time to time are held in the REMIC III Distribution Account.

            "REMIC III Certificate": Any of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class X and Class R-III Certificates.

            "REMIC III Distribution Account": The segregated account or accounts created and maintained as a separate trust sub-account or accounts of the Distribution Account by the Trustee pursuant to Section 3.04, which shall be entitled "Wells Fargo Bank Minnesota, N.A., as Trustee, in trust for Holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-2, REMIC III Distribution Account," and which account shall be an Eligible Account.

            "REMIC III Regular Certificates": Any of the REMIC III Certificates other than the Class R-III Certificates.

            "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final Treasury regulations (or proposed regulations that would apply by reason of their proposed effective date to the extent not inconsistent with temporary or final regulations) and any rulings promulgated thereunder, as the foregoing may be in effect from time to time.

            "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code, which income, subject to the terms and conditions of that Section of the Code in its present form, does not include:

            (a) except as provided in Section 856(d)(4) or (6) of the Code, any amount received or accrued, directly or indirectly, with respect to such REO Property, if the determination of such amount depends in whole or in part on the income or profits derived by any Person from such property (unless such amount is a fixed percentage or percentages of receipts or sales and otherwise constitutes Rents from Real Property);

            (b) any amount received or accrued, directly or indirectly, from any Person if the Trust Fund owns directly or indirectly (including by attribution) a ten percent or greater interest in such Person determined in accordance with Sections 856(d)(2)(B) and (d)(5) of the Code;

            (c) any amount received or accrued, directly or indirectly, with respect to such REO Property if any Person Directly Operates such REO Property;

            (d) any amount charged for services that are not customarily furnished in connection with the rental of property to tenants in buildings of a similar class in the same geographic market as such REO Property within the meaning of Treasury Regulations Section 1.856-4(b)(1) (whether or not such charges are separately stated); and

            (e) rent attributable to personal property unless such personal property is leased under, or in connection with, the lease of such REO Property and, for any taxable year of the Trust Fund, such rent is no greater than 15 percent of the total rent received or accrued under, or in connection with, the lease.

            "REO Account": A segregated custodial account or accounts created and maintained by the Special Servicer pursuant to Section 3.16 on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "Lennar Partners, Inc., as Special Servicer, in trust for registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-2, REO Account".

            "REO Acquisition": The acquisition of an REO Property for federal income tax purposes pursuant to Treasury Regulations Section 1.856-6.

            "REO Disposition": The sale or other disposition of the REO Property pursuant to Section 3.18(d).

            "REO Extension":  As defined in Section 3.16(a).

            "REO Loan": The mortgage loan deemed for purposes hereof to be outstanding with respect to each REO Property acquired in respect of any Mortgage Loan. Each REO Loan shall be deemed to provide for monthly payments of principal and/or interest equal to its Assumed Monthly Payment and otherwise to have the same terms and conditions as the predecessor Mortgage Loan. Each REO Loan shall be deemed to have an initial unpaid principal balance and Stated Principal Balance equal to the unpaid principal balance and Stated Principal Balance, respectively, of the predecessor Mortgage Loan as of the date of the related REO Acquisition. In addition, all Monthly Payments (other than any Balloon Payment), Assumed Monthly Payments (in the case of a Balloon Mortgage Loan delinquent in respect of its Balloon Payment) and other amounts due and owing, or deemed to be due and owing, in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, shall be deemed to continue to be due and owing in respect of an REO Loan. All amounts payable or reimbursable to the Master Servicer, the Special Servicer and/or the Trustee in respect of the related Mortgage Loan as of the date of the related REO Acquisition, including, without limitation, any unpaid Servicing Fees and any unreimbursed Advances, together with any Advance Interest accrued and payable to the Master Servicer and/or the Trustee in respect of such Advances, shall continue to be payable or reimbursable to the Master Servicer and/or Trustee as the case may be, in respect of an REO Loan.

            "REO Property": A Mortgaged Property acquired by the Special Servicer on behalf of the Trustee for the benefit of the Certificateholders pursuant to Section 3.09 through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

            "REO Revenues": All income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

            "REO Status Report": A report or reports substantially in the form of Exhibit E attached hereto setting forth, among other things, with respect to each REO Property that was included in the Trust Fund as of the close of business on the Determination Date immediately preceding the preparation of such report or reports, (i) the Acquisition Date of such REO Property, and (ii) the value of the REO Property based on the most recent Appraisal or other valuation thereof available to the Master Servicer as of such Determination Date (including any valuation prepared internally by the Special Servicer).

            "Request for Release": A request for release signed by a Servicing Officer of, as applicable, the Master Servicer or Special Servicer in the form of Exhibit D attached hereto.

            "Request for Review": A request for review signed by a Servicing Officer of, as applicable, the Master Servicer or Special Servicer in the form of Exhibit M attached hereto.

            "Required Appraisal Loan":  As defined in Section 3.19(b).

            "Required Claims-Paying Ratings": With respect to any insurance carrier, claims-paying ability ratings at least equal to the following minimum ratings assigned to such carrier by at least two of the following parties and, in any event, by each Rating Agency that assigned a rating to the claims-paying ability of such insurance carrier: Moody's ("A2" or better), Fitch, Inc. ("A" or better), S&P ("A" or better) and A.M. Best ("A: VIII" or better); provided, however, that a rating by A.M. Best shall be disregarded and shall not be applicable as one of the two required ratings except with respect to a fidelity bond or errors and omissions insurance maintained by a Sub-Servicer and then only to the extent in force as of the Original Closing Date. Notwithstanding the preceding sentence, an insurance carrier with lower or fewer claims-paying ability ratings shall be deemed to have the "Required Claims-Paying Ratings" if each of the Rating Agencies has confirmed in writing that such insurance carrier shall not result, in and of itself, in a downgrading, withdrawal or qualification (if applicable) of the then current rating assigned by such Rating Agency to any Class of Certificates, unless, with respect to policies maintained by Borrowers, a higher claims-paying ability rating is required under any of the Mortgage Loan documents.

            "Reserve Account": The account or accounts created and maintained pursuant to Section 3.03(d).

            "Reserve Funds": With respect to any Mortgage Loan, any amounts delivered by the related Mortgagor to be held in escrow by or on behalf of the mortgagee representing reserves for principal and interest payments, repairs, replacements, capital improvements (including, without limitation, tenant improvements and leasing commissions), and/or environmental testing and remediation with respect to the related Mortgaged Property.

            "Residual Certificate": Any Class R-I, Class R-II, Class R-IIU or Class R-III Certificate.

            "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Services Group, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom a particular matter is referred by the Trustee because of such officer's knowledge of and familiarity with the particular subject. When used with respect to any Certificate Registrar (other than the Trustee), any officer or assistant officer thereof.

            "Responsible Party": With respect to any Document Defect or alleged Document Defect or any breach or alleged breach of a representation or warranty set forth in Section 2.05(c), either: (i) Bank of America, if such Document Defect or alleged Document Defect relates to a Bank of America Mortgage Loan, or if such breach or alleged breach is of a representation or warranty as to which Bank of America is the Responsible Party; or (ii) HVB, if such Document Defect or alleged Document Defect relates to a HVB Mortgage Loan, or if such breach or alleged breach is of a representation or warranty as to which HVB is the Responsible Party.

            "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "S&P" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer, the Special Servicer and the REMIC Administrator, and specific ratings of Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

            "Securities Act": The Securities Act of 1933, as amended.

            "Security Agreement": With respect to any Mortgage Loan, any security agreement, chattel mortgage or similar document or instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Mortgage Loan.

            "Senior Certificate": Any Class A-1, Class A-2 or Class X
Certificate.

            "Senior Principal Distribution Cross-Over Date": The first Distribution Date as of which the aggregate Class Principal Balance of the Class A Certificates outstanding immediately prior to such Distribution Date exceeds the sum of (a) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date, plus (b) the lesser of (i) the Principal Distribution Amount for such Distribution Date and
(ii) the portion of the Available Distribution Amount for such Distribution Date that will remain after the distributions of interest to be made on the Senior Certificates on such Distribution Date have been so made.

            "Sequel Closing Date":  October 27, 2000.

            "Sequential Pay Certificate": Any Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Certificate.

            "Servicer Reports": As defined in Section 4.02 (a).

            "Servicer Watch List": As defined in Section 4.02(b).

            "Servicing Account": The account or accounts created and maintained pursuant to Section 3.03(a).

            "Servicing Advances": Subject to Section 3.19(d), all customary, reasonable and necessary "out of pocket" costs and expenses incurred or to be incurred, as the context requires, by the Master Servicer or, with respect to the Specially Serviced Mortgage Loans, by the Master Servicer at the direction of the Special Servicer (or, if applicable, the Trustee) in connection with the servicing of a Mortgage Loan after a default, delinquency or other unanticipated event, or in connection with the administration of any REO Property, including, but not limited to, the cost of (a) compliance with the obligations of the Master Servicer set forth in Sections 3.03(c) and 3.09, (b) the preservation, insurance, restoration, protection and management of a Mortgaged Property, (c) obtaining any Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan or REO Property, (d) any enforcement or judicial proceedings with respect to a Mortgaged Property, including, without limitation, foreclosures, and (e) the operation, management, maintenance and liquidation of any REO Property; provided that notwithstanding anything herein to the contrary, "Servicing Advances" shall not include allocable overhead of the Master Servicer, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses, or costs incurred by either such party in connection with its purchase of any Mortgage Loan or REO Property pursuant to any provision of this Agreement. All Emergency Advances made by the Master Servicer at the direction of the Special Servicer hereunder shall be considered "Servicing Advances" for the purposes hereof.

            "Servicing Fees": With respect to each Mortgage Loan and REO Loan, the Master Servicing Fee and the Special Servicing Fee.

            "Servicing File": Any documents (other than documents required to be part of the related Mortgage File), including, without limitation, the related environmental site assessment report(s) referred to in Section 2.05(b)(xiv), in the possession of the Master Servicer or the Special Servicer and relating to the origination and servicing of any Mortgage Loan.

            "Servicing Officer": Any officer or authorized signatory of the Master Servicer or the Special Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of such officers and authorized signatories furnished by such party to the Trustee and the Depositor on the Original Closing Date, as such list may be amended from time to time thereafter.

            "Servicing Return Date": With respect to any Corrected Mortgage Loan, the date that servicing thereof is returned by the Special Servicer to the Master Servicer pursuant to Section 3.21(a).

            "Servicing Standard": With respect to each of the Master Servicer and the Special Servicer, to service and administer the Mortgage Loans and any REO Properties for which such Person is responsible hereunder: (a) in accordance with the higher standard of (i) the same manner in which, and with the same care, skill, prudence and diligence with which, the Master Servicer or Special Servicer, as the case may be, generally services and administers comparable mortgage loans or assets, as applicable, for other third parties, and (ii) the same manner in which, and with the same care, skill, prudence and diligence with which, the Master Servicer or the Special Servicer, as the case may be, generally services and administers comparable mortgage loans or assets, as applicable, owned by it; (b) with a view to the timely collection of all Monthly Payments of principal and interest under the Mortgage Loans or, if a Mortgage Loan comes into and continues in default and if, in the good faith and reasonable judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate (or, in the case of an ARD Loan after its Anticipated Repayment Date, the related Net Mortgage Rate in effect immediately prior to such Anticipated Repayment Date)); and (c) without regard to: (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with any related Mortgagor; (ii) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or by any Affiliate thereof; (iii) the Master Servicer's obligation to make Advances; (iv) the Special Servicer's obligation to direct the Master Servicer to make Servicing Advances (including Emergency Advances);
(v) the right of the Master Servicer (or any Affiliate thereof) or the Special Servicer (or any Affiliate thereof), as the case may be, to receive compensation for its services or reimbursement of costs hereunder or with respect to any particular transaction; (vi) any credit that it has extended to any Mortgagor (e.g. partnership debt) and (vii) the servicing of any other mortgage loans by the Master Servicer or the Special Servicer.

            "Servicing Transfer Event": With respect to any Mortgage Loan, the occurrence of any of the events described in clauses (a) through (h) of the definition of "Specially Serviced Mortgage Loan".

            "Similar Law":  As defined in Section 5.02(c).

            "Single Certificate": For purposes of Section 4.02(a), a Certificate of any Class of Regular Certificates evidencing a $1,000 denomination or, in the case of a Class X Certificate, a 100% Percentage Interest.

            "Single-Purpose Entity": A Person, other than an individual, whose organizational documents provide that it is formed solely for the purpose of owning the related Mortgaged Property, Mortgaged Properties securing other Mortgage Loans and assets incidental to the ownership and operation of such Mortgaged Property or Properties, and which has agreed, either in such organizational documents or the loan documents relating to any related Mortgage Loan, that it (a) does not engage in any business unrelated to such property and the financing thereof; (b) does not have any indebtedness other than as permitted by the related Mortgage, (c) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other Person; (d) conducts business in its own name; (e) does not guarantee or assume the debts or obligations of any other person; (f) does not commingle its assets or funds with those of any other Person; (g) transacts business with affiliates on an arm's length basis; and (h) holds itself out as being a legal entity separate and apart from any other Person. In addition, such entity's organizational documents provide that any dissolution and winding up or insolvency filing for such entity requires either the unanimous consent of all partners or members, as applicable, or the consent of an independent Person (whether as a partner, member, or director in such entity or in any Person that is the managing member or general partner of such entity or otherwise), and either such organizational documents or the terms of the mortgage loan documents provide that such organizational documents may not be amended without the consent of the lender as regards such single-purpose entity requirements.

            "Special Servicer": Lennar Partners, Inc., its successor in interest, or any successor special servicer appointed as herein provided.

            "Special Servicer Loan Status Report": A report or reports (which need not be in a separate report or reports from the Servicer Reports listed in
Section 4.02(a)) setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report or reports, (i) the aggregate unpaid principal balance of all Specially Serviced Mortgage Loans and (ii) a loan-by-loan listing of all Specially Serviced Mortgage Loans indicating their status, date and reason for transfer to the Special Servicer.

            "Special Servicing Fee": With respect to each Specially Serviced Mortgage Loan and each REO Loan, the fee designated as such and payable to the Special Servicer pursuant to the first paragraph of Section 3.11(c).

            "Special Servicing Fee Rate": With respect to each Specially Serviced Mortgage Loan and each REO Loan, 0.25% per annum.

            "Specially Serviced Mortgage Loan": Any Mortgage Loan as to which any of the following events has occurred:

            (a) the related Mortgagor has failed to make when due any Balloon Payment, which failure has continued, or the Master Servicer determines, in its good faith and reasonable judgment, will continue unremedied, and the Mortgagor has not delivered to the Master Servicer, on or prior to the due date of such Balloon Payment, a written refinancing commitment from an acceptable lender and reasonably satisfactory in form and substance to the Master Servicer which provides that such refinancing will occur within 60 days after the date of such Balloon Payment (provided that if such refinancing does not occur during such time, the related Mortgage Loan will immediately become a Specially Serviced Mortgage Loan); or

            (b) the related Mortgagor has failed to make when due any Monthly Payment (other than a Balloon Payment) or any other payment required under the related Mortgage Note or the related Mortgage, which failure has continued, or the Master Servicer determines, in its good faith and reasonable judgment, will continue, unremedied for 60 days; or

            (c) the Master Servicer has determined, in its good faith and reasonable judgment, that a default in the making of a Monthly Payment (including, without limitation, a Balloon Payment) or any other payment required under the related Mortgage Note or the related Mortgage is likely to occur within 30 days; or

            (d) there shall have occurred a default under the related loan documents, other than as described in clause (a) or (b) above, that may, in the Master Servicer's or the Special Servicer's good faith and reasonable judgment, materially impair the value of the related Mortgaged Property as security for the Mortgage Loan or otherwise materially and adversely affect the interests of Certificateholders, which default has continued unremedied for the applicable cure period under the terms of the Mortgage Loan (or, if no cure period is specified, 60 days); or

            (e) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the related Mortgagor and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (f) the related Mortgagor shall have consented to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Mortgagor or of or relating to all or substantially all of its property; or

            (g) the related Mortgagor shall have admitted in writing its inability to pay its debts generally as they become due, filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations; or

            (h) the Master Servicer or the Special Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property.

provided that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan, when a Liquidation Event has occurred in respect of such Mortgage Loan, when the related Mortgaged Property has become an REO Property, or at such time as such of the following as are applicable occur with respect to the circumstances identified above that caused the Mortgage Loan to be characterized as a Specially Serviced Mortgage Loan (and provided that no other Servicing Transfer Event then exists):

            (w) with respect to the circumstances described in clauses (a) and
(b) above, the related Mortgagor has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20);

            (x) with respect to the circumstances described in clauses (c), (e),
(f), and (g) above, such circumstances cease to exist in the good faith and reasonable judgment of the Special Servicer;

            (y) with respect to the circumstances described in clause (d) above, such default is cured; and

            (z) with respect to the circumstances described in clause (h) above, such proceedings are terminated.

            "Standby Fee": With respect to each Mortgage Loan and each REO Loan, the fee designated as such and payable to the Special Servicer pursuant to the second paragraph of Section 3.11(c).

            "Standby Fee Rate": With respect to each Mortgage Loan and each REO Loan, 0.00075% per annum.

            "Startup Day": With respect to each of REMIC I, REMIC II, REMIC IIU and REMIC III, the day designated as such for each such REMIC in Section 10.01(c). With respect to the Loan REMICs, August 31, 2000.

            "Stated Maturity Date": With respect to any Mortgage Loan, the Due Date on which the last payment of principal is due and payable under the terms of the related Mortgage Note as in effect on the Original Closing Date, without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Master Servicer or Special Servicer pursuant to Section 3.20 and, in the case of an ARD Loan, without regard to its Anticipated Repayment Date.

            "Stated Principal Balance": With respect to any Mortgage Loan (and any successor REO Loan), a principal amount initially equal to the Cut-off Date Balance of such Mortgage Loan, that is permanently reduced on each Distribution Date (to not less than zero) by (i) all payments (or P&I Advances in lieu thereof) of, and all other collections allocated as provided in Section 1.02 to, principal of or with respect to such Mortgage Loan (or successor REO Loan) that are (or, if they had not been applied to cover any Additional Trust Fund Expense, would have been) distributed to Certificateholders on such Distribution Date, and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan (or successor REO Loan) during the related Collection Period. Notwithstanding the foregoing, if a Liquidation Event occurs in respect of any Mortgage Loan or REO Property, then the "Stated Principal Balance" of such Mortgage Loan or of the related REO Loan, as the case may be, shall be zero commencing as of the Distribution Date in the Collection Period next following the Collection Period in which such Liquidation Event occurred.

            "Subordinate Certificate": Any Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class V or a Residual Certificate.

            "Sub-Servicer": Any Person with which the Master Servicer or the Special Servicer has entered into a Sub-Servicing Agreement.

            "Sub-Servicer Termination Compensation": As defined in Section 3.22(d).

            "Sub-Servicer Termination Fee": As defined in Section 3.22(d).

            "Sub-Servicing Agreement": The written contract between the Master Servicer or the Special Servicer, on the one hand, and any Sub-Servicer, on the other hand, relating to servicing and administration of Mortgage Loans as provided in Section 3.22.

            "Successor Servicer Retained Fee":  As defined in Section 3.11(a).

            "Tax Matters Person": With respect to each of the Loan REMICs, REMIC I and REMIC II, the Person designated as the "tax matters person" of such REMIC in the manner provided under Treasury Regulations Section 1.860F-4(d) and Treasury Regulations Section 301.6231(a)(7)-1. The "Tax Matters Person" for each of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III is the Holder of Certificates evidencing the largest Percentage Interest in the related Class of Residual Certificates.

            "Tax Returns": The federal income tax returns on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal or Applicable State Law.

            "Termination Strip":  As defined in Section 3.22(d).

            "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

            "Transfer Affidavit and Agreement": As defined in Section 5.02(d)(i)(B).

            "Transferable Portion":  As defined in Section 3.11(a).

            "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

            "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

            "Trust":  The common law trust created hereby.

            "Trust Fund": Collectively, all of the assets of REMIC I, REMIC II, REMIC IIU, REMIC III, the Loan REMICs and the Grantor Trust.

            "Trust REMICs": REMIC I, REMIC II, REMIC IIU and REMIC III.

            "Trustee": Wells Fargo Bank Minnesota, N.A., in its capacity as Trustee hereunder, its successor in interest, or any successor trustee appointed as herein provided.

            "Trustee Fee": The fee payable to the Trustee on each Distribution Date for its services as Trustee hereunder, in an aggregate amount equal to one month's interest at the Trustee Fee Rate in respect of each Mortgage Loan and REO Loan, calculated on the Stated Principal Balance as of the Due Date in the immediately preceding Collection Period and for the same number of days (i.e., on the basis of, as applicable, a 360-day year consisting of twelve 30-day months or the actual number of days elapsed during each calendar month in a 360-day year) respecting which any related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed under the terms of the related Mortgage Note (as such terms may be changed or modified at any time following the Original Closing Date) and applicable law, and without giving effect to any Excess Interest that may accrue on the ARD Loan after its Anticipated Repayment Date.

            "Trustee Fee Rate":  A rate of 0.0026% per annum.

            "Trustee's Website": The website maintained by the Trustee and located at "www.ctslink.com/cmbs".

            "UCC": The Uniform Commercial Code in effect in the applicable jurisdiction.

            "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction.

            "UCC-1", "UCC-2" and "UCC-3": UCC financing statements on Form UCC-1, Form UCC-2 and Form UCC-3, respectively.

            "Unaffected Certificates": As defined in the Preliminary Statement.

            "Uncertificated Accrued Interest": With respect to any REMIC I Regular Interest, for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date. With respect to any REMIC II Uncertificated Regular Interest, for any Distribution Date, one month's interest at the REMIC II Remittance Rate applicable to such REMIC II Uncertificated Regular Interest for such Distribution Date, accrued on the Uncertificated Principal Balance or the Class MX Notional Amount, as applicable, of such REMIC II Uncertificated Regular Interest outstanding immediately prior to such Distribution Date. With respect to any REMIC IIU Regular Interest, for any Distribution Date, one month's interest at the REMIC IIU Remittance Rate applicable to such REMIC IIU Regular Interest for such Distribution Date, accrued on the Uncertificated Principal Balance of such REMIC IIU Regular Interest outstanding immediately prior to such Distribution Date. The Uncertificated Accrued Interest in respect of any REMIC I Regular Interest, REMIC II Uncertificated Regular Interest or REMIC IIU Regular Interest for any Distribution Date shall be deemed to have accrued during the applicable Interest Accrual Period.

            "Uncertificated Distributable Interest": With respect to any REMIC I Regular Interest, for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of (i) the Net Aggregate Prepayment Interest Shortfall, if any, for such Distribution Date, multiplied by (ii) a fraction, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date, and the denominator of which is the aggregate Uncertificated Accrued Interest in respect of all the REMIC I Regular Interests for such Distribution Date. With respect to any REMIC II Uncertificated Regular Interest, for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC II Uncertificated Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of (i) the excess of (a) the Net Aggregate Prepayment Interest Shortfall, if any, for such Distribution Date, over (b) the portion of such Net Aggregate Prepayment Interest Shortfall allocated to the Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates pursuant to the definition of "Distributable Certificate Interest," multiplied by (ii) a fraction, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC II Uncertificated Regular Interest for such Distribution Date, and the denominator of which is the aggregate Uncertificated Accrued Interest in respect of all the REMIC II Uncertificated Regular Interests for such Distribution Date. With respect to any REMIC IIU Regular Interest, the Uncertificated Accrued Interest in respect of such REMIC IIU Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of
(i) the excess of (a) the Net Aggregate Prepayment Interest Shortfall, if any, for such Distribution Date over (b) the sum of the portions of such Net Aggregate Prepayment Interest Shortfall allocated to the Class MB, Class MC, Class MD, Class ME, Class MF and Class MG Uncertificated Interests pursuant to the preceding sentence, and to the Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates pursuant to the definition of "Distributable Certificate Interest," and (ii) a fraction, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC IIU Regular Interest for such Distribution Date, and the denominator of which is the aggregate Uncertificated Accrued Interest in respect of all the REMIC IIU Regular Interests for such Distribution Date.

            "Uncertificated Principal Balance": With respect to any Class of REMIC I Regular Interests, (i) on or prior to the first Distribution Date, an amount equal to the Original Class Principal Balance of the Corresponding Class of Certificates, and (ii) as of any date of determination after the first Distribution Date, an amount equal to the Class Principal Balance or Uncertificated Principal Balance, as applicable, of the Class of REMIC II Regular Interests corresponding thereto on the Distribution Date immediately prior to such date of determination, in each case after giving effect to distributions made, or any Realized Losses or Additional Trust Fund Expenses applied, as of such Distribution Date. With respect to any Class of REMIC II Uncertificated Regular Interests, (i) after the Sequel Closing Date and on or prior to the first Distribution Date following the Sequel Closing Date, an amount equal to the initial principal amount of such Class as specified in the Preliminary Statement hereto, and (ii) as of any date of determination after the first Distribution Date following the Sequel Closing Date, (a) other than in the case of the Class MA-1 and Class MA-2 Uncertificated Interests, an amount equal to the Class Principal Balance of the Class of Corresponding Certificates on the Distribution Date immediately prior to such date of determination, (b) in the case of the Class MA-1 Uncertificated Interest, an amount equal to the excess of
(A) the sum of the Class Principal Balances of the Class A-1 and Class A-2 Certificates on the Distribution Date immediately prior to such date of determination over (B) the initial principal amount of the Class MA-2 Uncertificated Interest, but not less than zero, and (c) in the case of the Class MA-2 Uncertificated Interest, an amount equal to the excess of (A) the sum of the Class Principal Balances of the Class A-1 and Class A-2 Certificates over
(B) the Uncertificated Principal Balance of the Class MA-1 Uncertificated Interest, in each case on the Distribution Date immediately prior to such date of determination. With respect to any Class of REMIC IIU Uncertificated Regular Interests, (i) after the Sequel Closing Date and on or prior to the first Distribution Date following the Sequel Closing Date, an amount equal to the initial principal amount of such Class as specified in the Preliminary Statement hereto, and (ii) as of any date of determination after the first Distribution Date following the Sequel Closing Date, an amount equal to the Class Principal Balance of the Class of Corresponding Certificates on the Distribution Date immediately prior to such date of determination.

            "Underwriter": Each of Banc of America Securities LLC and HVB Capital Markets, Inc.

            "U.S. Person": A citizen or resident of the United States, a corporation, partnership (except to the extent provided in the applicable Treasury regulations) or other entity created or organized in, or under the laws of, the United States any state or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such U.S. Persons have the authority to control all substantial decisions of the trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            "USPAP": The Uniform Standards of Professional Appraisal Practices.

            "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 95% of the Voting Rights shall be allocated among the Holders of the various outstanding Classes of Sequential Pay Certificates in proportion to the respective Class Principal Balances of their Certificates, and 5% of the Voting Rights shall be allocated to the Holders of the Class X Certificates. None of the Class V Certificates, the Class R-I Certificates, the Class R-II Certificates, the Class R-IIU Certificates or the Class R-III Certificates will be entitled to any Voting Rights. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

            "Weighted Average Adjusted Net Mortgage Rate": With respect to any Distribution Date, the weighted average of the respective Adjusted Net Mortgage Rates for all the Mortgage Loans and REO Loans, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans and REO Loans outstanding immediately prior to such Distribution Date; provided, however, that in the case of HVB Loan No. 510238 and HVB Loan No. 540310, "Mortgage Loan" shall refer to the related Loan REMIC Regular Interest for purposes of this definition.

            "Withheld Amounts": As defined in Section 4.05.

            "Workout Fee": With respect to each Corrected Mortgage Loan, the fee designated as such and payable to the Special Servicer pursuant to the third paragraph of Section 3.11(c).

            "Workout Fee Rate": With respect to each Corrected Mortgage Loan as to which a Workout Fee is payable, 1.0%.

            SECTION 1.02  Certain Calculations in Respect of the Mortgage Pool.

            (a) All amounts collected in respect of any Group of Cross-Collateralized Mortgage Loans in the form of payments from Mortgagors, Insurance Proceeds and Liquidation Proceeds, shall be applied by the Master Servicer among such Mortgage Loans in accordance with the express provisions of the related loan documents and, in the absence of such express provisions, on a pro rata basis in accordance with the respective amounts then "due and owing" as to each of the Mortgage Loans constituting such Group. All amounts collected in respect of or allocable to any particular individual Mortgage Loan (whether or not such Mortgage Loan is a Cross-Collateralized Mortgage Loan) in the form of payments from Mortgagors, Liquidation Proceeds or Insurance Proceeds shall be applied for purposes of this Agreement (including, without limitation, for purposes of determining distributions on the Certificates pursuant to Article IV and additional compensation payable to the Master Servicer, the Special Servicer and any Sub-Servicers) as follows: first, as a recovery of any related unreimbursed Servicing Advances and, if applicable, unpaid Liquidation Expenses; second, as a recovery of accrued and unpaid interest (excluding, in the case of an ARD Loan after its Anticipated Repayment Date, Excess Interest) at the related Mortgage Rate on such Mortgage Loan to but not including, as appropriate, the date of receipt or, in the case of a full Monthly Payment from any Mortgagor, the related Due Date; third, as a recovery of principal of such Mortgage Loan then due and owing, including, without limitation, by reason of acceleration of the Mortgage Loan following a default thereunder (or, if a Liquidation Event has occurred in respect of such Mortgage Loan, as a recovery of principal to the extent of its entire remaining unpaid principal balance); fourth, as a recovery of amounts to be currently applied to the payment of, or escrowed for the future payment of, real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items; fifth, as a recovery of Reserve Funds to the extent then required to be held in escrow; sixth, as a recovery of any Prepayment Premium then due and owing under such Mortgage Loan; seventh, as a recovery of any Default Charges then due and owing under such Mortgage Loan; eighth, as a recovery of any assumption fees and modification fees then due and owing under such Mortgage Loan; ninth, as a recovery of any other amounts then due and owing under such Mortgage Loan other than remaining unpaid principal; tenth, as an early recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance; and, eleventh, in the case of an ARD Loan after its Anticipated Repayment Date, as a recovery of accrued and unpaid Excess Interest on such ARD Loan, to but not including the date of receipt. The Master Servicer shall, to the fullest extent permitted by applicable law and the related Mortgage Loan documents, apply all payments on and proceeds of each Mortgage Loan to amounts actually due and owing from the related Mortgagor in a manner consistent with the foregoing and shall maintain accurate records of how all such payments and proceeds are actually applied and are applied for purposes of this Agreement.

            (b) Collections in respect of each REO Property (exclusive of amounts to be applied to the payment of the costs of operating, managing, maintaining and disposing of such REO Property) shall be applied for purposes of this Agreement (including, without limitation for purposes of determining distributions on the Certificates pursuant to Article IV and additional compensation payable to the Master Servicer, the Special Servicer and any Sub-Servicers) as follows: first, as a recovery of any related unreimbursed Servicing Advances; second, as a recovery of accrued and unpaid interest (excluding, in the case of an REO Loan that relates to an ARD Loan after its Anticipated Repayment Date, Excess Interest) on the related REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of receipt; third, as a recovery of principal of the related REO Loan to the extent of its entire unpaid principal balance; fourth, as a recovery of any Prepayment Premium then due and owing under such REO Loan; fifth, as a recovery of any other amounts (including, without limitation, Default Charges) deemed to be due and owing in respect of the related REO Loan; and, sixth, in the case of an REO Loan that relates to an ARD Loan after its Anticipated Repayment Date, as a recovery of accrued and unpaid Excess Interest on such REO Loan to but not including the date of receipt.

            (c) For the purposes of calculating distributions pursuant to this Agreement, Excess Interest on an ARD Loan shall be deemed not to constitute principal or any portion thereof and shall not be added to the unpaid principal balance or Stated Principal Balance of such ARD Loan. To the extent any Excess Interest is not paid on a current basis, it shall be deemed to be deferred interest.

            (d) Insofar as amounts received in respect of any Mortgage Loan or REO Property and allocable to fees and charges owing in respect of such Mortgage Loan or the related REO Loan, as the case may be, that constitute additional servicing compensation payable to the Master Servicer and/or Special Servicer pursuant to Section 3.11, are insufficient to cover the full amount of such fees and charges, such amounts shall be allocated between such of those fees and charges as are payable to the Master Servicer, on the one hand, and such of those fees and charges as are payable to the Special Servicer, on the other, pro rata in accordance with their respective entitlements, and such payments so made shall constitute the sole amount that will be paid to the Master Servicer and the Special Servicer with respect thereto.

            (e) The foregoing applications of amounts received in respect of any Mortgage Loan or REO Property shall be determined by the Master Servicer and reflected in the reports to be delivered thereby pursuant to Section 4.02(b).

            SECTION 1.03      Incorporation of Preliminary Statement.

            The parties hereto acknowledge that the Preliminary Statement at the beginning of this Agreement constitutes a part of this Agreement.


                                   ARTICLE II

          CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES;
                       ORIGINAL ISSUANCE OF CERTIFICATES

            SECTION 2.01 Conveyance of Mortgage Loans and Loan REMIC Interests.

            (a) It is the intention of the parties hereto that a common law trust be established pursuant to this Agreement. Wells Fargo Bank Minnesota,
N. A. is hereby appointed, and does hereby agree to act, as Trustee hereunder and, in such capacity, to hold the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders. It is not intended that this Agreement create a partnership or a joint-stock association.

            (b) Each of the Depositor and, at the direction of the Depositor given pursuant to each of the Bank of America/BACM Mortgage Loan Purchase and Sale Agreement and the HVB/BACM Mortgage Loan Purchase and Sale Agreement, each Mortgage Loan Seller, concurrently with respective execution and delivery hereof, does hereby assign, transfer, sell and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders and the Trustee as holder of REMIC I Regular Interests and the Loan REMIC Interests all the right, title and interest of the Depositor, the BOA Owner Trust II and the Mortgage Loan Sellers, respectively, in, to and under the Mortgage Loans identified on the Mortgage Loan Schedule, the Loan REMIC Interests, and all other assets included or to be included in REMIC I. Such assignment includes (i) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans received or receivable after the Cut-off Date (other than payments of principal, interest and other amounts due and payable on the Mortgage Loans on or before the Cut-off Date) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Sellers; (ii) any REO Property acquired in respect of a Mortgage Loan; (iii) the Loan REMIC Interests, and (iv) such funds or assets as from time to time are deposited in the Certificate Account, the Distribution Account, the REMIC II Distribution Account, the Interest Reserve Account and the REO Account (if established).

            It is intended that the conveyance of the Mortgage Loans, the Loan REMIC Interests and the related rights and property by the Depositor, the BOA Owner Trust II and the Mortgage Loan Sellers to the Trustee, as provided in this Section be, and be construed as, an absolute transfer of the Mortgage Loans and the Loan REMIC Interests to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans and the Loan REMIC Interests to the Trustee to secure a debt or other obligation of the Depositor, the BOA Owner Trust II or the Mortgage Loan Sellers, as the case may be. However, in the event that the Mortgage Loans or the Loan REMIC Interests are held to be property of the Depositor, the BOA Owner Trust II or the Mortgage Loan Sellers, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor, the BOA Owner Trust II and the Mortgage Loan Sellers and the Loan REMIC Interests to the Trustee, for the benefit of the Certificateholders, of a security interest in all of their respective right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof, (C) the Loan REMIC Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, the Distribution Account, the REMIC II Distribution Account, the Interest Reserve, the Excess Interest Distribution Account or the REO Account, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Trustee or its agent of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a Person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305 or 9-115 thereof); and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The BOA Owner Trust II, the Mortgage Loan Sellers and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and/or the Loan REMIC Interests, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. At the Depositor's direction, the Trustee shall execute and deliver, and the Master Servicer, or, with respect to Mortgage Loans subject to a Sub-Servicing Agreement, the Sub-Servicer, shall (at its or its Sub-Servicer's expense) file, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect and maintain the Trustee's security interest in or lien on the Trust Fund, including without limitation (A) continuation statements and (B) such other statements as may be occasioned by any transfer of any interest of the Trustee, the Master Servicer, the Special Servicer or the Depositor in the Trust Fund. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction. The Depositor shall provide the Master Servicer and the Special Servicer with a power of attorney in a form sufficient to permit the Master Servicer and the Special Servicer to correct any deficiencies in such filings on its behalf; provided, however, that this shall in no way limit the Depositor's liability for such deficiencies or impose any liability whatsoever on either the Master Servicer or the Special Servicer.

            (c) In connection with the assignment pursuant to subsection (b) above, the Mortgage Loan Sellers (at the direction of the Depositor or the BOA Owner Trust II, as the case may be, pursuant to the Bank of America/BACM Mortgage Loan Purchase and Sale Agreement or the HVB/BACM Mortgage Loan Purchase and Sale Agreement) shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby (with a copy to the Master Servicer), on or before the Original Closing Date, the Mortgage File for each Mortgage Loan so assigned by the related Mortgage Loan Seller hereunder. If a Mortgage Loan Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(c). If a Mortgage Loan Seller, cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A) and (xiii) of the definition of "Mortgage File", with evidence of recording or filing (as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, the delivery requirements of this Section 2.01(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple loans, documents and/or instruments) by such Mortgage Loan Seller, to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) is delivered to the Trustee or a Custodian appointed thereby on or before the Original Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to the Trustee or such Custodian within 180 days of the Original Closing Date (or within such longer period after the Original Closing Date as the Trustee may consent to, which consent shall not be unreasonably withheld so long as such Mortgage Loan Seller, has provided the Trustee with evidence of such submission for recording or filing, as the case may be, or has certified to the Trustee as to the occurrence of such submission for recording or filing, as the case may be, and is, as certified to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate recording or filing office such original or copy). If a Mortgage Loan Seller, cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iii), (v), and (xi)(B) of the definition of "Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, the delivery requirements of this
Section 2.01(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by such Mortgage Loan Seller, to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) is delivered to the Trustee or a Custodian appointed thereby on or before the Original Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to the Trustee or such Custodian within 180 days of the Original Closing Date (or within such longer period after the Original Closing Date as the Trustee may consent to, which consent shall not be unreasonably withheld so long as such Mortgage Loan Seller, has provided the Trustee with evidence of such submission for recording or filing, as the case may be, or has certified to the Trustee as to the occurrence of such submission for recording or filing, as the case may be, and is, as certified to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate recording or filing office such original or copy). If a Mortgage Loan Seller, cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of the definition of "Mortgage File" solely because such policy has not yet been issued, the delivery requirements of this Section 2.01(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that such Mortgage Loan Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Original Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and such Mortgage Loan Seller, shall deliver to the Trustee or such Custodian, promptly following the receipt thereof and in any event within 180 days of the Original Closing Date, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any Group of related Cross-Collateralized Mortgage Loans only one original of any document referred to in the definition of "Mortgage File" covering all the Mortgage Loans in such Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. None of the Trustee, any Custodian, the Depositor, the Master Servicer or the Special Servicer shall in any way be liable for any failure by either Mortgage Loan Seller to comply with the delivery requirements of this Section 2.01(c).

            If any of the endorsements referred to in clause (i) of the definition of "Mortgage File" are delivered to the Trustee in blank, the Trustee shall be responsible for completing promptly the related endorsement in the name of the Trustee (in such capacity).

            (d) Bank of America shall, as to each Bank of America Mortgage Loan, and HVB shall, as to each HVB Mortgage Loan, in each such case, at its own expense, promptly (and in any event within 45 days of the Original Closing Date, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office) submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in clauses
(iii) and (v) of the definition of "Mortgage File" and each UCC-1, UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of the definition of "Mortgage File". Each such assignment shall reflect that it should be returned by the public recording office to the party responsible for filing it, who will then forward the original recorded document to the Trustee, and each such UCC-1, UCC-2 and UCC-3 shall reflect that the file copy thereof should be returned to the party responsible for filing it, and who will then forward such document to the Trustee. At such time as such assignments, UCC-1s, UCC-2s and UCC-3s have been returned to the Trustee, the Trustee shall periodically forward a copy of each thereof to the Master Servicer. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, Bank of America, in the case of the Bank of America Mortgage Loans, and HVB, in the case of the HVB Mortgage Loans, shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter Bank of America, in the case of Bank of America Mortgage Loans, and HVB, in the case of the HVB Mortgage Loans, shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

            (e) All documents and records in either Mortgage Loan Seller's possession (or under its control) relating to the Mortgage Loans (except attorney-client privileged communications or confidential internal credit analysis of the client) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with all Escrow Payments and Reserve Funds in the possession of either Mortgage Loan Seller (or, in either case, under its control) with respect to the Mortgage Loans, shall be delivered or caused to be delivered by the appropriate Mortgage Loan Seller, to the Master Servicer, within five (5) Business Days of the Original Closing Date, and shall be retained by the Master Servicer on behalf of the Trustee in trust for the benefit of the Certificateholders.

            (f) Bank of America shall, as to each Bank of America Mortgage Loan which is secured by the interest of the related Mortgagor under a Ground Lease, and HVB shall, as to each HVB Mortgage Loan which is secured by the interest of the related Mortgagor under a Ground Lease, in each case at its own expense, promptly (and in any event within 45 days of the Original Closing Date) notify the related ground lessor of the transfer of such Mortgage Loan to the Trust pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Trustee, and shall provide copies of such notices to the Master Servicer.

            (g) In connection with its assignment of the Bank of America Mortgage Loans hereunder, each of Bank of America and the BOA Owner Trust II hereby expressly assigns to the Trustee for the benefit of the Certificateholders any and all rights Bank of America or the BOA Owner Trust II may have with respect to representations and warranties made by an NB Conduit Originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between Bank of America and the NB Conduit Originator that originated such Mortgage Loan pursuant to which Bank of America originally acquired such Mortgage Loan from such NB Conduit Originator. In the event such Mortgage Loan is repurchased by Bank of America, the Trustee shall re-assign such rights under the relevant mortgage loan purchase agreement to Bank of America in respect of such Mortgage Loan.

            SECTION 2.02      Acceptance of REMIC I by Trustee.

            (a) The Trustee, by the execution and delivery of this Agreement, acknowledges receipt by it or a Custodian on its behalf of, subject to the provisions of Section 2.01 and to the further review provided for in this
Section 2.02, and further subject to the Schedule of Exceptions attached hereto as Schedule III, of, with respect to each Mortgage Loan, an original Mortgage Note endorsed to the Trustee, an original or a copy of the Mortgage (with evidence of recording thereon), and an original assignment of such Mortgage executed in favor of the Trustee (in such capacity), in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold the documents delivered or caused to be delivered by the Mortgage Loan Sellers in respect of the Mortgage Loans and the Loan REMIC Regular Interests, and that it holds and will hold all other assets included in the Loan REMICs and REMIC I, in trust for the exclusive use and benefit of all present and future Certificateholders and the Trustee as holder of the REMIC I Regular Interests and the Loan REMIC Interests.

            (b) Within 60 days of the Original Closing Date (or, in the case of any Mortgage Loan as to which a Servicing Transfer Event has occurred during such 60-day period of which event the Trustee has notice, within the shorter of 60 days of the Original Closing Date and five Business Days of the Trustee's receiving such notice), the Trustee or a Custodian on its behalf shall review each of the documents delivered or caused to be delivered by the Mortgage Loan Sellers with respect to each Mortgage Loan pursuant to Section 2.01(c); and, promptly following such review, the Trustee shall, subject to Section 2.02(d), certify in writing (substantially in the form of Exhibit I) to each of the Depositor, the Master Servicer, the Special Servicer, the Directing Certificateholder and the Mortgage Loan Seller that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or otherwise liquidated), and except as specifically identified in any exception report annexed to such certification, (i) all documents specified in clauses (i) through (iii), (ix) (without regard to the verification of the effective date with respect to a title policy or the date of funding with respect to a title commitment) and, if the Mortgage Loan Schedule specifies that the related Mortgagor has a leasehold interest in the related Mortgaged Property, (xiii) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, or each Mortgage Loan Seller has otherwise satisfied the delivery requirements in respect of such documents in accordance with
Section 2.01(c), (ii) all documents received by it or any Custodian in respect of such Mortgage Loan have been reviewed by it or by a Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan, and (iii) based on such examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses, (iv) and (vi)(B) of the definition of "Mortgage Loan Schedule" is correct and the Mortgage Rate set forth in clause (iii)(a) of the definition of "Mortgage Loan Schedule" matches the Mortgage Rate in effect on the date of origination or of the most recent written amendment to such Mortgage Rate which is contained in the Mortgage File. If within 60 days of the Original Closing Date the Trustee shall receive notice of any Mortgage Loan as to which a Servicing Transfer Event or substitution has occurred during such 60-day period, the Trustee shall, upon receipt of a Request for Review (substantially in the form of Exhibit M), promptly review the Mortgage File delivered or caused to be delivered by the related Mortgage Loan Seller with respect to such Mortgage Loan. Such review and the certification regarding the same shall be conducted and prepared in accordance with the standards of review set forth in this paragraph.

            (c) The Trustee or a Custodian on its behalf shall review each of the documents relating to the Mortgage Loans received thereby subsequent to the Original Closing Date; and no later than 180 days after the Original Closing Date, and subsequently no later than one (1) year after the Original Closing Date and, if any exceptions are noted, every 90 days thereafter until either (i) all exceptions have been removed, or (ii) the second anniversary of the Original Closing Date, the Trustee shall, subject to Section 2.02(d), certify in writing (substantially in the form of Exhibit H) to each of the Depositor, the Master Servicer, the Special Servicer, the Directing Certificateholder and the Mortgage Loan Sellers that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or otherwise liquidated), and except as specifically identified in any exception report annexed to such certification, (i) all documents specified in clauses (i), (ii), (ix) (without regard to the verification of the effective date with respect to a title policy or the date of funding with respect to a title commitment) and, if the Mortgage Loan Schedule specifies that the related Mortgagor has a leasehold interest in the related Mortgaged Property, (xiii) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, or each Mortgage Loan Seller has otherwise satisfied the delivery requirements in respect of such documents in accordance with Section 2.01(c), (ii) it or a Custodian on its behalf has received either the original or copy of each of the assignments specified in clauses (iii) and (v) of the definition of "Mortgage File" that were delivered by the Mortgage Loan Sellers with evidence of recording thereon, (iii) all documents received by it or any Custodian in respect of such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan, and (iv) based on the examinations referred to in subsection (b) above and this subsection (c) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses
(iv) and (vi)(B) of the definition of "Mortgage Loan Schedule", is correct and the Mortgage Rate set forth in clause (iii)(a) of the definition of "Mortgage Loan Schedule" matches the Mortgage Rate in effect on the date of origination or of the most recent written amendment to such Mortgage Rate which is contained in the Mortgage File.

            (d) None of the Trustee, the Master Servicer, the Special Servicer or any Custodian is under any duty or obligation (i) to determine whether any of the documents specified in clauses (iv) through (viii), (x) and (xi), and (xiv) through (xxi) of the definition of "Mortgage File" exist or are required to be delivered by the Mortgage Loan Sellers in respect of any Mortgage Loan, or (ii) to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, binding, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Furthermore, none of the Trustee, the Master Servicer, the Special Servicer or any Custodian shall have any liability because the text of any assignment or endorsement is not in proper or recordable form, if the requisite recording of any document is not in accordance with the requirements of any applicable jurisdiction, or if a blanket assignment is not permitted in any applicable jurisdiction.

            (e) If, in the process of reviewing the documents delivered or caused to be delivered by the Mortgage Loan Sellers pursuant to Section 2.01(c), the Trustee or any Custodian discovers that any document required to have been delivered pursuant to Section 2.01(c) has not been so delivered, or discovers that any of the documents that were delivered has not been properly executed, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or is defective on its face (each, including, without limitation, that a document is missing, a "Document Defect"), or if, at any other time, the Trustee or any other party hereto discovers a Document Defect in respect of any Mortgage Loan, the party discovering such Document Defect shall promptly so notify each of the other parties hereto. If and when such party is notified of or discovers any error in the Mortgage Loan Schedule, Bank of America, if a Bank of America Mortgage Loan is affected, or HVB if a HVB Mortgage Loan is affected shall promptly, correct such error and distribute a new, corrected Mortgage Loan Schedule to each of the other parties hereto. Such new, corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule.

            SECTION 2.03 Mortgage Loan Sellers' Repurchase of Mortgage Loans for Document Defects and Certain Breaches of Representations and Warranties.

            (a) Within 90 days of the earlier of (i) discovery by any Responsible Party, or (ii) receipt of written notice by any Responsible Party from any party to this Agreement of its discovery of, a Document Defect in respect of any Mortgage Loan or a breach of any representation or warranty set forth in Section 2.05(c) in respect of any Mortgage Loan, which Document Defect or breach, as the case may be, materially and adversely affects the value of such Mortgage Loan or the interests of the Certificateholders therein, the Responsible Party shall cure such Document Defect or breach, as the case may be, in all material respects or repurchase (or if the Responsible Party is Bank of America, cause an Affiliate to purchase) the affected Mortgage Loan (together with the related Loan REMIC Interests, if applicable) at the applicable Purchase Price by deposit of such Purchase Price into the Certificate Account and delivery to the Trustee and the Master Servicer of a written certification that such deposit has been made; provided, that, without limiting any of the foregoing, the absence from the Mortgage File of: (v) the original fully executed Mortgage Note, together with the endorsements identified in clause (i) of the definition of Mortgage File; (w) the original fully executed Mortgage (unless there is included in the Mortgage File a certified copy of the Mortgage and the certificate states that the original signed Mortgage was sent for recordation within the previous 180 days); (x) a title insurance policy or a copy thereof effective as of the date of the recordation of the Mortgage Loan, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgagor's fee interest in the Mortgaged Property, or if the policy has not yet been issued, an original or copy or a written binding commitment "marked up" at the closing of such Mortgage Loan, interim binder or pro forma title insurance policy, evidencing a binding commitment to issue such policy;
(y) any material nonconformity to the Mortgage Loan Schedule of any such document or any material irregularity on the face thereof; or (z) copies of the Assignment Documents, together with proof of recordation if the Trustee deems proof of recordation to be material, reflecting the chain of assignment of the Mortgage Loan to the Trust (without the presence of any factor, such as a lost note affidavit with an acceptable indemnity in the case of a missing Mortgage Note, that reasonably mitigates such absence, non-conformity or irregularity) shall be conclusively presumed to be a Document Defect that materially and adversely affects the interests of the Certificateholders in, or the value of, any Mortgage Loan, and shall obligate the party discovering such to give the Trustee prompt notice, whereupon the Trustee shall notify the Responsible Party to cure such Document Defect, or, failing that, repurchase the related Mortgage Loan, all in accordance with the procedures set forth herein. However, with respect to non-Specially Serviced Mortgage Loans only, if such Document Defect or breach is capable of being cured but not within the 90 day period and the Responsible Party has commenced and is diligently proceeding with the cure of such Document Defect or breach within such 90 day period (as evidenced by an Officer's Certificate of the Responsible Party delivered to the Trustee, the Special Servicer and the Master Servicer setting forth the circumstances surrounding such delay, the measures being undertaken to cure such Document Defect or breach and a representation that it is diligently pursuing such measures), the Responsible Party shall have, with respect to non-Specially Serviced Mortgage Loans only, an additional 90 days to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan). Notwithstanding the immediately preceding sentence, within 90 days of the earlier of discovery or receipt of written notice by the Responsible Party that there is a Document Defect or other breach of the representations and warranties that causes any Mortgage Loan to not constitute a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage for a temporary period, the Responsible Party shall either cure such defect or breach or repurchase such Mortgage Loan at the applicable Purchase Price by deposit of such Purchase Price into the Certificate Account and delivery to the Trustee of a written certification that such deposit has been made. In connection with a repurchase of HVB Loan No. 510238 and HVB Loan No. 540310, as contemplated by this Section 2.03(a), the REMIC Administrator shall effect a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions.

            (b) In connection with any repurchase of a Mortgage Loan (and the related Loan REMIC Interests, if applicable) contemplated by this Section 2.03, the Trustee, the Master Servicer and the Special Servicer shall each tender or cause to be tendered to the Responsible Party, upon delivery to each of the Trustee, the Master Servicer and the Special Servicer of a receipt executed by the Responsible Party, all portions of the Mortgage File and other documents and funds pertaining to such Mortgage Loan possessed by it (or any Custodian or Sub-Servicer on its behalf), and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to or at the direction of the Responsible Party, in the same manner. The form, sufficiency and expense of all such instruments and certificates shall be the responsibility of the Responsible Party.

            (c) This Section 2.03 provides the sole remedies available to the Certificateholders, or to the Trustee on behalf of the Certificateholders, respecting any Document Defect or any breach of any representation or warranty set forth in Section 2.05(b) hereof. If the Responsible Party defaults on its obligations to repurchase any Mortgage Loan in accordance with Section 2.03(a) hereof, or disputes its obligation to repurchase any Mortgage Loan in accordance with any such provision, the Trustee shall promptly notify the Certificateholders and, subject to Sections 8.01 and 8.02 and its right to reimbursement pursuant to Section 8.05(b), shall take such action as may be appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. If it is judicially determined or subsequently agreed that the Responsible Party is required to repurchase such Mortgage Loan under Section 2.03(a) hereof, the Responsible Party shall reimburse the Trustee for all necessary and reasonable costs and expenses incurred in connection with such enforcement, and otherwise the Trustee's right of reimbursement shall be limited to amounts on deposit in the Distribution Account from time to time in accordance with Section 8.05(b) and to such other sources of security and indemnity as shall have been offered to the Trustee by the Certificateholders.

            (d) With respect to any Cross-Collateralized Mortgage Loan, the repurchase requirements of this Section 2.03 shall apply to any other Mortgage Loans with which such Mortgage Loan is cross-collateralized or cross-defaulted.

            (e) Anything else in this Section 2.03 to the contrary notwithstanding, upon the receipt of notice by the Master Servicer from either any related Mortgagor under HVB Loan No. 510238 or HVB Loan No. 540310, or BACM or any successor or assign thereof, that such Mortgagor intends to defease the related Mortgage Loan on a date on or prior to the second anniversary of the Startup Day of the related Loan REMIC (such date, the "Prepayment Date") in accordance with the terms of the Mortgage Loan and so long as the related Mortgagor is not then in default, HVB shall, unless such Mortgage Loan is modified under Section 3.20 of this Agreement to extend such defeasance until after the second anniversary of the Startup Day of the related Loan REMIC, repurchase such Mortgage Loan on prior to such Prepayment Date at the Purchase Price, by payment of such Purchase Price by wire transfer of immediately available funds to the Certificate Account, and shall deliver to the Trustee and the Master Servicer a written confirmation that such deposit into the Certificate Account has been made. In addition, if such repurchase results in the imposition of a "prohibited transaction" or "contribution" tax under the REMIC Provisions, HVB agrees to indemnify and hold BACM and its successors and assigns, including the related Loan REMIC, REMIC I and the Trustee on behalf of the Certificateholders, harmless against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject.

            In connection with the repurchase of HVB Loan No. 510238 or HVB Loan No. 540310 pursuant to or as contemplated by this Section 2.03(e), the REMIC Administrator shall effect a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions.

            SECTION 2.04   Representations and Warranties of the Depositor.

            (a) The Depositor hereby represents and warrants to each of the other parties to this Agreement and for the benefit of the Certificateholders, as of the Original Closing Date and the Sequel Closing Date unless otherwise stated below, that:

               (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (ii) The execution and delivery of this Agreement by the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

               (iii) The Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (v) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

               (vi) The transfer of the Mortgage Loans to the Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

               (vii) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor which would prohibit the Depositor from entering into this Agreement or, in the Depositor's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

               (viii) Assuming the accuracy of the representation and warranty of Bank of America and HVB made pursuant to Section 2.05(c)(i) hereof, immediately prior to the transfer of the Mortgage Loans by the Depositor to the Trustee hereunder, the Depositor had good and marketable title to, and was the sole owner of, each such Mortgage Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan.

In  the  case  of  HVB  Loan  No.  510238  and  HVB  Loan  No.  540310,   such
representations, warranties and covenants shall also apply to the Loan REMIC Regular Interests.

            (b) Upon discovery by any of the parties hereto of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

            SECTION 2.05 Representations and Warranties of the Mortgage Loan Sellers.

            (a) Bank of America hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Original Closing Date and the Sequel Closing Date unless otherwise stated below, that:

               (i) Bank of America is a national banking association duly organized, validly existing and in good standing under the laws of the United States. The BOA Owner Trust II is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (ii) The execution and delivery of this Agreement by Bank of America and the BOA Owner Trust II, and the performance and compliance with the terms of this Agreement by Bank of America and the BOA Owner Trust II, will not violate Bank of America's or the BOA Owner Trust II's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

               (iii) Each of Bank of America and the BOA Owner Trust II has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of Bank of America and the BOA Owner Trust II, enforceable against each of Bank of America and the BOA Owner Trust II in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (v) Neither the BOA Owner Trust II nor Bank of America is in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in Bank of America's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of Bank of America or the BOA Owner Trust II to perform its obligations under this Agreement or the financial condition of Bank of America or the BOA Owner Trust II.

               (vi) No litigation is pending or, to the best of Bank of America's knowledge, threatened against Bank of America or the BOA Owner Trust II which would prohibit Bank of America or the BOA Owner Trust II from entering into this Agreement or, in Bank of America or the BOA Owner Trust II's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of Bank of America or the BOA Owner Trust II to perform its obligations under this Agreement or the financial condition of Bank of America or the BOA Owner Trust II.

               (vii)  The  Sub-Servicing   Agreement  in  place  as  of  the
      Original Closing Date among the Master Servicer, ARCS Commercial Mortgage Co., L.P., a California limited partnership, Bank of America, N.A., Berkshire Mortgage Finance Corporation, First Security Bank, N.A., L.J. Melody & Company, Midland Loan Services, Inc. (provided, however, that Midland Loan Services, Inc. is sub-servicing Mortgage Loans pursuant to a separate Confirmation), Berkshire Mortgage Finance Bethesda Limited Partnership and Prudential Multifamily Mortgage, Inc. complies with the requirements of this Agreement.

               (viii) Bank of America is in possession of all licenses necessary to carry on its business, and is in compliance with the laws of each state in which any Mortgaged Property is located, in each case to the extent that the failure to be so in possession or compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            (b) HVB hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Original Closing Date and the Sequel Closing Date unless otherwise stated below, that:

               (i) HVB is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

               (ii) The execution and delivery of this Agreement by HVB, and the performance and compliance with the terms of this Agreement by HVB, will not violate HVB's certificate of incorporation and by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

               (iii) HVB has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of HVB, enforceable against HVB in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (v) HVB is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in HVB's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of HVB to perform its obligations under this Agreement or the financial condition of HVB.

               (vi) No litigation is pending or, to the best of HVB's knowledge, threatened against HVB which would prohibit HVB from entering into this Agreement or, in HVB's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of HVB to perform its obligations under this Agreement or the financial condition of HVB.

In the case of HVB Loan No. 510238 and HVB Loan No. 540310, such representations, warranties and covenants shall also apply to the Loan REMIC Regular Interests.

            Bank of America Mortgage Loan and HVB Mortgage Loan Representations
            -------------------------------------------------------------------

            (c) Bank of America hereby represents and warrants (and, accordingly, is the "Responsible Party" with respect to each such representation or warranty so made) with respect to (but solely with respect to) each Bank of America Mortgage Loan and to the other parties hereto and for the benefit of the Certificateholders, as of the date specified in such representation and warranty or, if no such date is specified, as of the Original Closing Date, and HVB hereby represents and warrants (and, accordingly, is the "Responsible Party" with respect to each such representation or warranty so made) with respect to (but solely with respect to) each HVB Mortgage Loan and to the other parties hereto and for the benefit of Certificateholders, as of the date specified in such representation and warranty or, if no such date is specified, as of the Original Closing Date, that:

                  (i) Immediately prior to the transfer thereof by Bank of America or the BOA Owner Trust II to the Trustee, in the case of a Bank of America Mortgage Loan, or the transfer thereof by HVB to BACM, in the case of a HVB Mortgage Loan, each of Bank of America, the BOA Owner Trust II or HVB, as the case may be, had good and marketable title to, and was the sole owner and holder of, its respective Mortgage Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan.

                  (ii) Bank of America or the BOA Owner Trust II, as the case may be, had full right and authority to sell, assign and transfer such Mortgage Loan to the Trustee, and HVB had the full right and authority to sell, assign and transfer such HVB Mortgage Loan to BACM.

                  (iii) The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

                  (iv) Such Mortgage Loan was not, as of the Cut-off Date or at any time during the twelve-month period prior thereto, 30 days or more delinquent in respect of any Monthly Payment of principal and/or interest required thereunder, without giving effect to any applicable grace period. Such non-delinquent status with respect to principal and/or interest is not due to any advance made by the Responsible Party or the BOA Owner Trust II.

                  (v) Each Mortgage securing such Mortgage Loan was recorded in the applicable jurisdiction with respect to the full amount of the Mortgage Loan and constitutes a valid first lien upon the related Mortgaged Property, including, without limitation, all buildings located thereon and all fixtures attached thereto, subject only to (and such Mortgaged Property is free and clear of all encumbrances and liens having priority over or parity with the lien of such Mortgage, except for) (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (C) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (D) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan and (E) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the exceptions set forth in the foregoing clauses (A), (B), (C), (D), and (E), collectively, "Permitted Encumbrances"). Such Permitted Encumbrances do not materially affect the value of the Mortgaged Property, materially interfere with the security intended to be provided by the related Mortgage(s), the current use of the related Mortgaged Property, or the ability of the related Borrower to timely pay in full the principal and interest on the Mortgage Loan. A UCC Financing Statement has been filed and/or recorded in all places necessary to permit a valid security interest in the personal property granted under such Mortgage; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable first lien and first priority security interest on the property described therein (except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of general principles of equity). In the case of each Mortgage Loan secured by a Mortgaged Property that is operated as a hotel, the related loan documents contain such provisions as are necessary, and UCC Financing Statements have been filed as necessary, in each case to perfect a valid security interest in the hotel revenues with respect to such Mortgage Loan, and, in the case of each Mortgaged Property which constitutes a hotel, or theater, such personal property constitutes substantially all the personal property required to operate such business.

                  (vi) The lien of each related Mortgage is insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of the related Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the related Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of any Mortgage Loan, a policy meeting the foregoing description is evidenced by a binding commitment for title insurance "marked-up" at the closing of such loan. The Responsible Party and its successors and assigns are the sole named insureds of such policy, all premiums due thereunder have been paid, such policy is in full force and effect, no claims have been made under such policy, and the Responsible Party has no knowledge of any matter which would impair or diminish the coverage of such policy. Such policy contains no exclusion for or affirmatively insures access to a public road. Such policy is assignable to the Trustee without the consent of, or notification to, the insurer.

                  (vii) Neither Responsible Party nor the BOA Owner Trust II has waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

                  (viii) There is no valid offset, defense or counterclaim to such Mortgage Loan.

                  (ix) Except as described in Schedule 9, neither Responsible Party has actual knowledge that there is any proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property, and there is no material damage at the related Mortgaged Property that materially and adversely affects the value of such Mortgaged Property.

                  (x) Such Mortgage Loan and the actions by or on behalf of the applicable Responsible Party complied in all material respects with all requirements of federal, state and local laws, including, without limitation, laws pertaining to usury and relating to the origination, funding and servicing of such Mortgage Loan.

                  (xi) The proceeds of such Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder.

                  (xii) The Mortgage Note and Mortgage(s) for such Mortgage Loan and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan are each the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and, in its assignment of rents provision, permits the appointment of a receiver to collect such rents.

                  (xiii)  As regards matters of insurance:

          A. if the related Mortgaged Property is a commercial property, it is insured by (1) a fire and extended perils insurance policy, issued by an insurer meeting the requirements of such Mortgage Loan in an amount, with no deductions for depreciation, not less than the greater of (a) the replacement cost and (b) the amount necessary to avoid the operation of any co-insurance provisions with respect to such Mortgaged Property, (2) rental insurance in an amount equal to the gross rentals for at least a 6-month period, and (3) comprehensive general liability insurance coverage, covering at least $1,000,000 per occurrence.

          B. If the related Mortgaged Property is a multifamily property, it is insured by (1) a fire and extended perils insurance policy, issued by an insurer meeting the requirements of such Mortgage Loan and covering rent loss (for at least a 6-month period, (2) comprehensive general liability insurance coverage, covering at least $1,000,000 per occurrence, and (3) other insurance covering such other hazards, casualties, liabilities and contingencies as required by the holder of the Mortgage Loan and in such amounts and for such periods as required by the holder of the Mortgage Loan.

          C. If the related Mortgaged Property is located in a federally designated special flood hazard area, the related Mortgagor is required to maintain flood insurance in respect thereof (exclusive of any parking lot or unused or undeveloped portion thereof).

          D. With respect to all policies, (1) such insurance policy provides that it shall not be canceled, endorsed, altered or reissued to effect a change in coverage unless such insurer shall have first given the mortgagee under such Mortgage Loan thirty days prior written notice, and no notice has been received as of the date hereof; (2) at least ten days prior to the expiration date of such policy, the related Mortgage requires the Mortgagor to deliver to the mortgagee under such Mortgage Loan a renewal policy in form satisfactory to the holder of the Mortgage Loan; (3) all premiums required to be paid on such policy have been paid; and (4) the Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the mortgagee to purchase such insurance at the Mortgagor's cost and expense and to seek reimbursement from such Mortgagor.

                  (xiv) In connection with or subsequent to the origination of such Mortgage Loan, one or more Phase I Environmental Assessments (or an update of a previously conducted assessment) were performed with respect to the related Mortgaged Property since June 1997, and the Responsible Party, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). Where such assessments disclosed the existence of such a material condition or circumstance affecting a Mortgaged Property and recommended that action be taken, (i) a party not related to the related Mortgagor was identified as the responsible party for such condition or circumstance, or
      (ii) the related Mortgagor was required to obtain an operations and maintenance plan, or (iii) funds sufficient to effect such action were escrowed, in each case consistent with any such recommendation and in accordance with the underwriting standards of the related Responsible Party. Each Mortgage requires the related Mortgagor to comply with and to cause the related Mortgaged Property to be in compliance with all applicable federal, state and local environmental laws and regulations.

                  (xv) Except as indicated on the Mortgage Loan Schedule and in
      Schedule 15, such Mortgage Loan is not cross-collateralized with other Mortgage Loans in the Mortgage Pool. Such Mortgage Loan is not cross-collateralized with a mortgage loan outside the Mortgage Pool.

                  (xvi) The terms of the Mortgage Note and Mortgage(s) for such Mortgage Loan have not been impaired, waived, altered or modified in any material respect, except as specifically disclosed in the related Mortgage File.

                  (xvii) There are no delinquent taxes, ground rents, insurance premiums, assessments, including, without limitation, assessments payable in future installments, or other similar outstanding charges (and, to the actual knowledge of the related Responsible Party, at origination of such Mortgage Loan, there were no delinquent water charges or sewer rents) affecting the related Mortgaged Property.

                  (xviii) Except as described in Schedule 18, the interest of the Mortgagor in the related Mortgaged Property consists of a fee simple and/or leasehold or sub-leasehold interest in all the real property constituting a part of the Mortgaged Property.

                  (xix) Such   Mortgage  Loan  is  a  whole  loan  and  not  a
      participation interest.

                  (xx) The assignment of the related Mortgage to the Trustee is in recordable form and constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee, and the assignment of the related Assignment of Leases, if any, or of any other agreement executed in connection with such Mortgage Loan to the Trustee constitutes the legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

                  (xxi) Except as described in Schedule 21, all escrow deposits (including capital improvements and environmental remediation reserves) relating to such Mortgage Loan that were required to be delivered to the mortgagee under the terms of the related loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession, or under the control of the related Responsible Party or its agents (which shall include the Master Servicer), and all the Depositor's, the BOA Owner Trust II's and the related Responsible Party's rights with respect thereto are conveyed hereunder.

                  (xxii) As of the date of origination of such Mortgage Loan and as of the Original Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien equal or prior to that created by the related Mortgage(s).

                  (xxiii) No improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such property to any material extent, and no improvements on adjoining properties encroach upon such Mortgaged Property to any material extent (except Mortgaged Properties for which the use or Improvements are legally nonconforming), and no improvement located on or forming part of such Mortgaged Property is in material violation of any applicable zoning laws or ordinances except to the extent that they may constitute legal non-conforming uses. Any non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to substantially the full extent of the use or structure at the time of such casualty or destruction, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders in similar circumstances.

                  (xxiv) To the extent required under applicable law as of the Original Closing Date and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan, and any subsequent holder(s) of such Mortgage Loan, were authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan.

                  (xxv) There is no material default, breach or event of acceleration existing under the related Mortgage or Mortgage Note, and the related Responsible Party has no actual knowledge of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered by or disclosed in any other representation and warranty made by the Responsible Party with respect to the Mortgage Loans in this Section 2.05(c).

                  (xxvi) If such Mortgage Loan is secured in whole or in part by the interest of a Mortgagor under a Ground Lease and by the related fee interest, such fee interest is subordinate to the related Mortgage and the related Mortgage does not by its terms provide that it will be subordinated to the lien of any mortgage or any other lien upon such fee interest.

                  (xxvii) Except as described in Schedule 27, such Mortgage Loan does not contain any equity participation by the lender, provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for the negative amortization of interest.

                  (xxviii) No holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan, including taxes.

                  (xxix) Except as described in Schedule 29, to the related Responsible Party's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans, as of the date of origination of such Mortgage Loan, (A) the related Mortgagor was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated and (B) all such licenses, permits and authorizations were valid and in full force and effect.

                  (xxx) The related Mortgage(s) or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in Mortgage Loan Representations (v) and (xii) above) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                  (xxxi) Such Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision).

                  (xxxii) The related Responsible Party or the originator of such Mortgage Loan inspected, or caused to be inspected, the related Mortgaged Property in connection with the origination of the Mortgage Loan.

                  (xxxiii) No fraud with respect to such Mortgage Loan has taken place on the part of the related Responsible Party or, to the knowledge of the related Responsible Party, any originator, in connection with the origination of such Mortgage Loan.

                  (xxxiv) The terms of such Mortgage Loan provide or, at lender's option, permit, and the terms of this Agreement and any Sub-Servicing Agreement to which such Mortgage Loan is subject provide for purposes of calculating distributions on the Certificates and additional compensation payable to the Master Servicer, the Special Servicer and any related Sub-Servicer, that payments on and proceeds of such Mortgage Loan will be applied to principal and interest at the related Mortgage Rate due and owing at the time such payments or proceeds are received, prior to being applied to any Default Charges, assumption fees and modification fees then due and owing.

                  (xxxv) Except as described in Schedule 35, if such Mortgage Loan is, as of the Original Closing Date, subject to a Sub-Servicing Agreement, such Sub-Servicing Agreement provides that the related Sub-Servicer is not to receive any sub-servicing compensation with respect to such Mortgage Loan during any period that such Mortgage Loan is a Specially Serviced Mortgage Loan or an REO Loan (except for any Termination Strip payable to a Sub-Servicer in connection with a termination thereof without cause as contemplated by Section 3.22(d) hereof); provided, however, that, at the related Bank of America Sub-Servicer's option, although its Sub-Servicing duties shall terminate to the extent transferred to the Special Servicer, the related Bank of America Sub-Servicer may retain the Mortgage Loans on its computer systems while such Mortgage Loans are Specially Serviced Mortgage Loans (without any compensation therefor). Any such Mortgage Loan retained on the computer system of a Sub-Servicer shall be subject to the rights of the Special Servicer so long as such Mortgage Loan is a Specially Serviced Mortgage Loan.

                  (xxxvi) The servicing and collection practices used with respect to such Mortgage Loan have been in all material respects legal and prudent and have met customary standards utilized by prudent institutional multifamily and commercial mortgage loan servicers, including the collection of rent rolls, financial statements and operating statements to the extent that that Mortgagor is required to provide such pursuant to the Mortgage Loan Documents.

                  (xxxvii) Unless the related Mortgaged Property is owner occupied, the Mortgage File for such Mortgage Loan contains an Assignment of Leases either as a separate instrument or incorporated into the related Mortgage, which creates, in favor of the holder, a valid, perfected and enforceable lien of the same priority as the related Mortgage, in the property and rights described therein; provided that the enforceability of such lien is subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the enforcement of creditors' rights generally, and by the application of the rules of equity. The related Responsible Party has the full right to assign to the Trustee such Assignment of Leases and the lien created thereby as described in the immediately preceding sentence. No person other than the Mortgagor owns any interest in any payment due under the related leases.

                  (xxxviii)   [Reserved].

                  (xxxix) If the related Mortgaged Property securing such Mortgage Loan is encumbered by secured subordinated debt, then either (A) the subordinate debt constitutes a "cash flow" mortgage loan (that is, payments are required to be made thereon only to the extent that certain Net Operating Income from the related Mortgaged Property (calculated in accordance with the related loan documents) is sufficient after payments on such Mortgage Loan have been made and certain expenses have been paid) or (B) the holder of the subordinate debt has agreed not to foreclose on the related Mortgaged Property so long as such Mortgage Loan is outstanding and the Special Servicer on behalf of the Trust is not pursuing a foreclosure action.

                  (xl) In the event fraud or intentional misrepresentation, misapplication of sale proceeds, insurance proceeds, condemnation proceeds, rents and profits or other sums received by the Mortgagor in its capacity as the owner of the Mortgaged Property, or any violation of the environmental covenants contained in the related loan documents was committed by the Mortgagor in connection with the origination of a Mortgage Loan, such Mortgage Loan becomes a recourse obligation of a principal of the Mortgagor with respect to any damages resulting therefrom, unless such Mortgage Loan is a Mortgage Loan as to which such recourse was not required due to the incorporation of other terms under the underwriting guidelines of Bank of America or HVB, as applicable, such as a higher debt service coverage ratio or a lower loan-to-value ratio.

                  (xli) As of the Original Closing Date, the related Mortgagor or any guarantor was not a debtor in any federal bankruptcy proceeding, or, to the best of the related Responsible Party's actual knowledge, a debtor in any state insolvency proceeding.

                  (xlii) There is no pending litigation or other legal proceedings involving the related Mortgagor or the related Mortgaged Property that can reasonably be expected to materially interfere with the security intended to be provided by the related Mortgage, the current use of the related Mortgaged Property, or the current ability of the Mortgaged Property to generate Net Operating Income sufficient to service the Mortgage Loan.

                  (xliii) If such Mortgage Loan had a Cut-off Date Balance greater than 1% of the Initial Pool Balance, then the related Mortgagor has covenanted in its organizational documents (or its organizational documents otherwise provide for it) to own no significant asset other than the related Mortgaged Property, Mortgaged Properties securing other Mortgage Loans and assets incidental to the ownership and operation of such Mortgaged Property or Properties. In addition, if such Mortgage Loan had a Cut-off Date Balance greater than 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to be (for so long as such Mortgage Loan is outstanding) a Single-Purpose Entity. Neither Responsible Party nor the BOA Owner Trust II has waived such covenants and has no knowledge that any such Mortgagor is not in compliance therewith as of the date of origination of the Mortgage Loan.

                  (xliv) Except as described in Schedule 44, neither the related Mortgage Note nor the related Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) a substitution of government securities for such Mortgaged Property in a defeasance complying with paragraph (liii) of this Section 2.05(c).

                  (xlv) Such Mortgage Loan does not permit the related Mortgaged Property to be encumbered subsequent to the Original Closing Date by any lien junior to or of equal priority with, or prior to, the lien of the related Mortgage without the prior written consent of the holder thereof, and neither Responsible Party has actual knowledge that the Mortgaged Property secures any Mortgage Loan outside the Trust.

                  (xlvi)      [Reserved].

                  (xlvii)     [Reserved].

                  (xlviii) With respect to any Mortgage Loan secured by a Mortgage constituting a valid first lien on an unencumbered interest of the Mortgagor as lessee under a Ground Lease or a Ground Sub-Lease of the related Mortgaged Property, but not by the related fee interest in such Mortgaged Property, the Responsible Party represents and warrants that:

            (A) The lessor under such Ground Lease has agreed in writing and included in the related mortgage file that the Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee;

            (B) The Ground Lease is not subject to any liens or encumbrances. The Ground Lease is, and provides that it shall remain, prior to any Mortgage or other lien upon the related fee interest; or, with respect to Loan No. 51961 and Loan No. 51962, the related fee interest is unencumbered as of the Original Closing Date and the related superior Ground Lease is encumbered by a Mortgage which does not secure any monetary obligations by the related Mortgagor;

            (C) Under the terms of the Ground Lease and the related Mortgage, any related insurance proceeds or condemnation award with respect to the leasehold interest will be applied, in the sole discretion of the holder of the related Mortgage, to either
                  (1) the repair or restoration of all or part of the related Mortgaged Property, or (2) the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, it being understood that in respect of a total or substantially total loss or taking, only option (2) may apply, subject to applicable law;

            (D) The Ground Lease or a memorandum thereof has been duly recorded. There has not been a material change in the terms of the Ground Lease since its recordation, with the exception of written instruments that are part of the related Mortgage File;

            (E) Except as described in Schedule 48 (provided, however, that the related title insurance policy does not take exception therefor), the related Mortgagor's interest in the Ground Lease is assignable, upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof) or otherwise, to the mortgagee upon notice to, but without the consent of, the lessor thereunder (or if any such consent is required, it has been obtained in writing prior to the Original Closing
                  Date) and, in the event that it is so assigned, it is further assignable by the mortgagee and its successors and assigns upon notice to, but without a need to obtain the consent of, such lessor;

            (F) As of the date of origination, the Ground Lease was in full force and effect and, as of the Original Closing Date, to the related Responsible Party's actual knowledge, no default has occurred under the Ground Lease and there is no existing condition which, but for the passage of time or the giving of notice, would result in a default under the terms of the Ground Lease;

            (G) Except as described in Schedule 48, the Ground Lease requires the lessor thereunder to enter into a new lease with the lender upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding;

            (H) All rights of the related Mortgagor under such Ground Lease (and the related Mortgage insofar as it relates to the Ground Lease) may be exercised by or on behalf of the related mortgagee;

            (I) Except as described in Schedule 48, such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by an institutional investor. The lessor thereunder is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the related Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially and adversely affect the security provided by the related Mortgage;

            (J) Except as described in Schedule 48, such Ground Lease does not permit any increase in the amount of rent payable by the lessee thereunder during the term of the Mortgage Loan;

            (K) Either (A) the lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (B) the related lessor has granted the holder of the Mortgage Loan the right to notice and a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged Property, by foreclosure or otherwise if possession is necessary in order to effect such cure;

            (L) Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or, if not 20 years, at least 10 years beyond such stated maturity date (those Mortgage Loans in this latter category are described in Schedule 48); and

            (M) With respect to Loan Nos. 51961 and 51962, to the extent any action, or failure to act, by the owner of the condominium unit which is not the Mortgaged Property constitutes a default under the Ground Lease, the mortgagee is entitled to notice and an opportunity to cure such default under the Ground Lease as mortgagee of the condominium unit that is the Mortgaged Property.

                  (xlix) Such Mortgage Loan was originated by or for a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including the Responsible Party, a "Qualified Originator"); each Mortgaged Property consists of one or more separate tax parcels of real property upon which is located one or more commercial structures and otherwise meets the requirements for eligibility under the Secondary Mortgage Market Enhancement Act of 1984 for commercial property.

                  (l) With respect to each Mortgage Loan originated by a Person that is not a Qualified Originator (a "Non-Qualified Originator"):

            (A) such Mortgage Loan was underwritten in accordance with standards established by the Qualified Originator (which standards are the same as the Responsible Party's in all material respects), using application forms and related credit documents approved by the Qualified Originator;

            (B) the Qualified Originator approved each application and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

            (C) the Mortgage Loan was originated by the Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator;

            (D) the closing documents for the Mortgage Loan were prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, and either:

                  (i) such closing documents reflect the Qualified Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                  (ii) such closing documents reflect the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                  (iii) such closing documents reflect the Non-Qualified
                        Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

                  (li) (1) such Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of the real property securing such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constitutes a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or
      (b) at the Original Closing Date; provided that the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that senior to the Mortgage Loan (unless such senior lien also secures a Mortgage Loan, in which event the computation described in (a) and (b) shall be made on a aggregated basis) and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregate basis).

                  (lii) With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (liii) If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance
      (1) except as described in Schedule 53, no earlier than two years after the Original Closing Date, (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note and (3) only to facilitate the disposition of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that the loan be assumed by a Single-Purpose Entity designated by the holder of the Mortgage Loan and that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related mortgage loan documents enable the lender to charge the expenses associated with permitting a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and must provide for (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) a letter from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, although some of the Bank of America Mortgage Loan documents do not affirmatively contain all such requirements, such requirements are effectively present due to the general obligation to comply with the REMIC Provisions and deliver a REMIC Opinion of Counsel.

                  (liv) Except as described in Schedule 54, under the terms of the related Mortgage Loan documents, any insurance proceeds or condemnation award with respect to the Mortgaged Property will be applied (subject to applicable law) either (1) to the repair or restoration of all or part of the related Mortgaged Property, or (2) to the payment of the outstanding principal balance of the Mortgage Loan, together with accrued interest, it being understood that in respect of a total or substantially total loss or taking, only option (2) may apply.

                  (lv) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with the sale or release of the Mortgaged Property following default or payment of the Mortgage Loan.

                  (lvi) No claims have been made under any title insurance policy, neither Responsible Party has taken any action which would materially impair such policy, and to each Responsible Party's actual knowledge, no other person has taken any action which would materially impair such policy.

                  (lvii) Each Mortgage Loan originated by a Responsible Party or by one of its approved originators was underwritten consistent in all material respects with the standards of the related Responsible Party as then in effect.

                  (lviii) The related Mortgage File contains an Appraisal of the Mortgaged Property, and such Appraisal and the related appraiser satisfy the requirements of Title XI of the Federal Institutions, Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

                  (lix) Except to the extent releases are required or expressly contemplated by the related Mortgage Loan documents or in a writing contained in the related Mortgage File, neither Responsible Party has satisfied, canceled, rescinded or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument that would effect any such satisfaction, cancellation, rescission, subordination or release.

                  (lx) Each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage, the related Mortgaged Property, or any interest therein, is directly or indirectly transferred or sold (other than by reason of family and estate planning transfers and transfers of less than a controlling interest in a Mortgagor, or a substitution or release of collateral within the parameters of paragraph (xliv) above).

                  (lxi) Such Mortgage Loan requires the related Mortgagor to provide annual operating statements and rent rolls.

                  (lxii) Bank of America or HVB, as applicable, took no action in selecting such Mortgage Loans for sale to the Depositor which to the related Mortgage Loan Seller's knowledge would result in delinquencies and losses on the Mortgage Loans being materially in excess of delinquencies and losses on the related Mortgage Loan Seller's actual portfolio of commercial mortgage loans.

                  (lxiii) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (i) except as described in Schedule 63, its Mortgage Rate will increase to no more than the greater of (A) the original Mortgage Rate plus two percentage points or (B) the interest rate applicable for certain non-callable U.S. Treasury obligations of comparable terms (as more specifically described in the related Mortgage Note) plus two percentage points in connection with the passage of its Anticipated Repayment Date; (ii) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (iii) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (Master Servicer approved) capital expenditures; and (iv) if the property manager for the related Mortgaged Property can be removed by or at the discretion of the lender on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the lender solely because of the passage of the related Anticipated Repayment Date.

            (d) It is understood and agreed that the representations and warranties set forth in this Section 2.05 shall survive delivery of the respective Mortgage Files to the Trustee or a Custodian on its behalf and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence, notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth in subsection (a) above which materially and adversely affects the interests of the Certificateholders or any party hereto or a breach of any of the representations and warranties set forth in subsection (b) above which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice to each of the other parties hereto, each Rating Agency and the Directing Certificateholder. Bank of America has no obligation to cure any breach of any representation or warranty made by HVB with respect to a HVB Mortgage Loan nor to repurchase any HVB Mortgage Loan. It is also further understood and agreed that HVB makes no representations or warranties with regard to the Bank of America Mortgage Loans and that HVB has no obligation to cure any breach of any representation or warranty made by Bank of America with respect to a Bank of America Mortgage Loan nor to repurchase any Bank of America Mortgage Loan.

            SECTION 2.06      Representations and Warranties of the Master
                              Servicer.

            (a) The Master Servicer hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Original Closing Date and the Sequel Closing Dates unless otherwise stated below, that:

               (i) The Master Servicer is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware, and the Master Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

               (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default, in the Master Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

               (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Master Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

               (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit the Master Servicer from entering into this Agreement or, in the Master Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

               (vii) Each officer or employee of the Master Servicer that has responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.07(c). None of the Master Servicer or, any of its officers or employees that is involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

            (b) The representations and warranties of the Master Servicer set forth in Section 2.06(a) shall survive the execution and delivery of this Agreement and inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any of the parties hereto of a breach of any of such representations and warranties which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

            (c) Each successor Master Servicer (if any) shall be deemed to have made, as of the date of its succession, each of the representations set forth in
Section 2.06(a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.06(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

            SECTION 2.07    Representations and Warranties of the Special
                            Servicer.

            (a) The Special Servicer hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Original Closing Date and the Sequel Closing Date unless otherwise stated below, that:

               (i) The Special Servicer is duly organized, validly existing and in good standing as a corporation under the laws of the State of Florida, and the Special Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

               (ii) The execution and delivery of this Agreement by the Special Servicer, and the performance and compliance with the terms of this Agreement by the Special Servicer, will not violate the Special Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default, in the Special Servicer's good faith and reasonable judgment, is likely to materially and adversely effect either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

               (iii) The Special Servicer has the full corporate power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Special Servicer, enforceable against the Special Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (v) The Special Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Special Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

               (vi) No litigation is pending or, to the best of the Special Servicer's knowledge, threatened against the Special Servicer which would prohibit the Special Servicer from entering into this Agreement or, in the Special Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

               (vii) Each officer or employee of the Special Servicer that has responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.07(c). None of the Special Servicer or any of its respective officers or employees that is involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

            (b) The representations and warranties of the Special Servicer set forth in Section 2.07(a) shall survive the execution and delivery of this Agreement and inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any of the parties hereto of a breach of any of such representations and warranties which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

            (c) Each successor Special Servicer (if any) shall be deemed to have made, as of the date of its succession, each of the representations set forth in
Section 2.07(a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.07(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

            SECTION 2.08 Representations and Warranties of the Trustee and the REMIC Administrator.

            (a) Wells Fargo Bank Minnesota, N. A. both in its capacity as Trustee and in its capacity as REMIC Administrator (the "Bank"), hereby represents and warrants to the other parties hereto and for the benefit of the Certificateholders, as of the Original Closing Date and the Sequel Closing Date unless otherwise stated below, that:

               (i) The Bank is a national bank duly organized, validly existing and in good standing under the laws of the United States and is, shall be or, if necessary, shall appoint a co-trustee that is, in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

               (ii) The execution and delivery of this Agreement by the Bank, and the performance and compliance with the terms of this Agreement by the Bank, do not violate the Bank's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default, in the Bank's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Bank to perform its obligations under this Agreement or the financial condition of the Bank.

               (iii) The Bank has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Bank, enforceable against the Bank in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (v) The Bank is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Bank's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Bank to perform its obligations under this Agreement or the financial condition of the Bank.

               (vi) No litigation is pending or, to the best of the Bank's knowledge, threatened against the Bank which would prohibit the Bank from entering into this Agreement or, in the Bank's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Bank to perform its obligations under this Agreement or the financial condition of the Bank.

            (b) The representations and warranties of the Bank set forth in
Section 2.08(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence. Upon discovery by any of the parties hereto of a breach of any of such representations and warranties which materially and adversely affects the interests of the Certificateholders or any party hereto, the party discovering such breach shall give prompt written notice to each of the other parties hereto.

            (c) Each successor Trustee or REMIC Administrator (if any and regardless of whether the Trustee and the REMIC Administrator are different Persons) shall be deemed to have made, as of the date of its succession, each of the representations set forth in Section 2.08(a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.08(a)(i) to accurately reflect such successor's jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization. In any such case, the term "Bank" shall be deemed to mean such successor Trustee or the REMIC Administrator, as appropriate.

            SECTION 2.09 Issuance of the Class R-I Certificates; Creation of the REMIC I Regular Interests.

            Concurrently with the assignment to the Trustee of the assets included in REMIC I, and in exchange therefor, at the direction of the Depositor, the REMIC I Regular Interests have been issued hereunder as of the Original Closing Date and the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership of REMIC I. The rights of the Class R-I Certificateholders and REMIC II to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the REMIC I Regular Interests, respectively, and all ownership interests of the Class R-I Certificateholders and REMIC II in and to such distributions, shall be as set forth in this Agreement.

            SECTION 2.10 Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by the Trustee.

            The Depositor, as of the Original Closing Date, and concurrently with the execution and delivery hereof, has assigned without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests to the Trustee for the benefit of the Holders of the REMIC II Regular Interests, the Class R-II Certificates, the Class R-IIU Certificates, the REMIC IIU Regular Interests and the REMIC III Certificates. As of the Original Closing Date, the Trustee has acknowledged the assignment to it of the REMIC I Regular Interests and as of the Sequel Closing Date declares that it holds and will continue to hold the same in trust for the exclusive use and benefit of all present and future Holders of the Class R-II Certificates, the Class R-IIU Certificates, the Unaffected Certificates and the REMIC III Certificates and the Trust as holder of the REMIC II Uncertificated Regular Interests and the REMIC IIU Regular Interests.

            SECTION 2.11 Issuance of the Class R-II Certificates; Creation of the REMIC II Regular Interests.

            Concurrently with the assignment to the Trustee of the assets included in REMIC II, and in exchange therefor, at the direction of the Depositor, the Original Certificates, have been issued as of the Original Closing Date and the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-II Certificates in authorized denominations. As of the Sequel Closing Date, the Class MA-1 and Class MA-2 Uncertificated Interests have been issued to the Depositor in exchange for the Class UA-1 and Class UA-2 Uncertificated Regular Interests and the Class MB, Class MC, Class MD, Class ME, Class MF and Class MG Uncertificated Interests have been issued to the Depositor in exchange for the Certificates designated as the Class B, Class C, Class D, Class E, Class F and Class G Certificates under the Original Pooling Agreement. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership of REMIC II. The rights of Class R-II Certificateholders, the Holders of the Unaffected Certificates and the Trustee for the benefit of REMIC IIU and REMIC III to receive distributions from the proceeds of REMIC II shall be as set forth in this Agreement.

            SECTION 2.12 Conveyance of the Class MA-1 and Class MA-2 Uncertificated Interests; Acceptance of such Interests by the Trustee.

            The Depositor, as of the Sequel Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Depositor in and to the Class MA-1 and Class MA-2 Uncertificated Interests to the Trustee for the benefit of the Holders of the REMIC IIU Regular Interests, the Class R-IIU Certificates and the REMIC III Certificates. The Trustee acknowledges the assignment to it of the Class MA-1 and Class MA-2 Uncertificated Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future holders of the Class R-IIU Certificates and the REMIC III Certificates and the Trust as a holder of the REMIC IIU Regular Interests.

            SECTION 2.13 Issuance of the Class R-IIU Certificates; Creation of the REMIC IIU Regular Interests.

            Concurrently with the assignment to the Trustee of the assets included in REMIC IIU, and in exchange therefor, at the direction of the Depositor, the REMIC IIU Regular Interests have been issued as of the Sequel Closing Date and the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-IIU Certificates in authorized denominations. The interests evidenced by the REMIC IIU Regular Interests and the Class R-IIU Certificates constitute the entire beneficial ownership of REMIC IIU. The rights of the Class R-IIU Certificateholder and the Trustee for the benefit of the REMIC III Certificates to receive distributions from the proceeds of REMIC IIU shall be as set forth in this Agreement.

            SECTION 2.14 Conveyance of the Class UA-1, Class UA-2, Class MB, Class MC, Class MD, Class ME, Class MF and Class MG Uncertificated Interests; Acceptance of such Interests by the Trustee.

            The Depositor, as of the Sequel Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all right, title and interest of the Depositor in and to the Class UA-1, Class UA-2, Class MB, Class MC, Class MD, Class ME, Class MF and Class MG Uncertificated Interests to the Trustee for the benefit of the Holders of the REMIC III Certificates. The Trustee acknowledges the assignment to it of the Class UA-1, Class UA-2, Class MB, Class MC, Class MD, Class ME, Class MF and Class MG Uncertificated Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future holders of the REMIC III Certificates.

            SECTION 2.15    Issuance of the REMIC III Certificates.

            Concurrently with the assignment to the Trustee of assets included in REMIC III, and in exchange therefor, at the direction of the Depositor, the REMIC III Certificates have been issued as of the Sequel Closing Date and the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class X and Class R-III Certificates in authorized denominations. The interests evidenced by the REMIC III Certificates constitute the entire beneficial ownership of REMIC III. The rights of the REMIC III Certificates to receive distributions from the proceeds of REMIC III shall be as set forth in this Agreement.


                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

            SECTION 3.01   Administration of the Mortgage Loans.

            (a) Each of the Master Servicer and the Special Servicer shall service and administer the Mortgage Loans that it is obligated to service and administer pursuant to this Agreement on behalf of the Trustee, and in the best interests and for the benefit of the Certificateholders in accordance with any and all applicable laws and the terms of this Agreement, and the respective Mortgage Loans and, to the extent consistent with the foregoing, in accordance with the Servicing Standard. Without limiting the foregoing, and subject to
Section 3.21, (i) the Master Servicer shall service and administer all Mortgage Loans as to which no Servicing Transfer Event has occurred and all Corrected Mortgage Loans, and (ii) the Special Servicer shall service and administer (x) each Mortgage Loan (other than a Corrected Mortgage Loan) as to which a Servicing Transfer Event has occurred, and (y) each REO Property; provided, however, that the Master Servicer shall continue to collect information and prepare all reports to the Trustee required hereunder with respect to any Specially Serviced Mortgage Loans and REO Properties (and the related REO Loans), and further to render such incidental services with respect to any Specially Serviced Mortgage Loans and REO Properties as are specifically provided for herein.

            (b) Subject to Section 3.01(a) and the terms and provisions of this Agreement, the Master Servicer and the Special Servicer each shall have full power and authority, acting alone or, subject to Section 3.22, through Sub-Servicers, in which case the Sub-Servicers shall so act (including the execution of documents on behalf of the Master Servicer on behalf of the Trustee described in clause (i) and clause (iii) of the next sentence; provided, however, that execution of the documents described in clause (iii) of the next sentence shall require the consent of the Master Servicer), to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicer, in its own name, with respect to each of the Mortgage Loans it is obligated to service hereunder, is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them: (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and related collateral; (ii) in accordance with the Servicing Standard and subject to Sections 3.08 and 3.20, any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. Subject to Section 3.10, the Trustee shall, at the written request of a Servicing Officer of the Master Servicer or the Special Servicer, furnish, or cause to be so furnished, to the Master Servicer and the Special Servicer, as the case may be, any limited powers of attorney and other documents necessary or appropriate to enable them to carry out their servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer or the Special Servicer.

            (c) The relationship of each of the Master Servicer and Special Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            (d) In the event that any two or more Mortgage Loans are cross-collateralized with each other, the Master Servicer or Special Servicer, as applicable, in accordance with the terms of this Agreement, shall service and administer such Mortgage Loans as a single Mortgage Loan as and when it deems necessary and appropriate, consistent with the Servicing Standard. If any Cross-Collateralized Mortgage Loan becomes a Specially Serviced Mortgage Loan, then each other Mortgage Loan that is cross-collateralized with it shall also become a Specially Serviced Mortgage Loan. Similarly, no Cross-Collateralized Mortgage Loan shall subsequently become a Corrected Mortgage Loan, unless and until all Servicing Transfer Events in respect of each other Mortgage Loan that is cross-collateralized with it, are remediated or otherwise addressed as contemplated in the definition of "Specially Serviced Mortgage Loan".

            SECTION 3.02   Collection of Mortgage Loan Payments.

            Each of the Master Servicer and the Special Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans it is obligated to service hereunder, and shall, to the extent such procedures shall be consistent with this Agreement (including without limitation, the Servicing Standard), follow such collection procedures as it would follow were it the owner of such Mortgage Loans; provided, however, that nothing herein contained shall be construed as an express or implied guarantee by the Master Servicer or the Special Servicer of the collectability of the Mortgage Loans; and, provided, further, that neither the Master Servicer nor the Special Servicer shall, with respect to any ARD Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Excess Interest (other than the making of requests for its collection), unless (i) the taking of an enforcement action with respect to the payment of other amounts due under such Mortgage Loan is, in the good faith and reasonable judgment of the Special Servicer, and without regard to such Excess Interest, also necessary, appropriate and consistent with the Servicing Standard or (ii) all other amounts due under such Mortgage Loan have been paid, the payment of such Excess Interest has not been forgiven in accordance with Section
3.20 and, in the good faith and reasonable judgment of the Special Servicer, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated Advance Interest. Consistent with the foregoing, the Master Servicer or the Special Servicer each may waive any Default Charges in connection with any specific delinquent payment on a Mortgage Loan it is obligated to service hereunder.

            Ninety (90) days prior to the maturity date of each Balloon Mortgage Loan, the Master Servicer shall send a notice to the related Mortgagor of such maturity date (with a copy to be sent to the Special Servicer) and shall request written confirmation that the Balloon Payment will be paid by such date.

            SECTION 3.03 Collection of Taxes, Assessments and Similar Items; Servicing Accounts; Servicing Advances; Reserve Accounts.

            (a) The Master Servicer shall, as to all the Mortgage Loans, establish and maintain one or more accounts (the "Servicing Accounts"), into which all Escrow Payments shall be deposited and retained. Subject to any terms of the related Mortgage Loan documents that specify the nature of the account in which Escrow Payments shall be held, each Servicing Account shall be an Eligible Account. Withdrawals of amounts so collected in respect of any Mortgage Loan (and interest earned thereon) from a Servicing Account may be made only: (i) to effect payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and comparable items in respect of related Mortgaged Property; (ii) to reimburse the Master Servicer or the Trustee, as applicable, for any unreimbursed Servicing Advances made thereby to cover any of the items described in the immediately preceding clause (i); (iii) to refund to the related Mortgagor any sums as may be determined to be overages; (iv) to pay interest, if required and as described below, to the related Mortgagor on balances in the Servicing Account (or, if and to the extent not payable to the related Mortgagor, to pay such interest to the Master Servicer); (v) disburse Insurance Proceeds if required to be applied to the repair or restoration of the related Mortgaged Property; or (vi) to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01. The Master Servicer shall pay or cause to be paid to the related Mortgagor interest, if any, earned on the investment of funds in Servicing Accounts maintained thereby, if required by law or the terms of the related Mortgage Loan. If the Master Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding. The Special Servicer shall within two (2) Business Days after receipt deliver all Escrow Payments received by it to the Master Servicer for deposit in the applicable Servicing Account.

            (b) The Master Servicer shall (with the cooperation of the Special Servicer in the case of Specially Serviced Mortgage Loans), (i) maintain accurate records with respect to each Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof and (ii) use reasonable efforts to obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date. For purposes of effecting any such payment, the Master Servicer shall apply Escrow Payments as allowed under the terms of the related Mortgage Loan or, if such Mortgage Loan does not require the related Mortgagor to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, each of the Master Servicer and the Special Servicer shall, as to those Mortgage Loans it is obligated to service hereunder and subject to the Servicing Standard, enforce the requirement of the related Mortgage that the Mortgagor make payments in respect of such items at the time they first become due. With respect to Loan No. 51961 and Loan No. 51962, the Master Servicer shall pay any ground rents, real estate taxes, assessments and other similar items which are attributable to one of the two commercial condominium units if the unrelated owner of that unit which is not the Mortgaged Property fails to pay such ground rents, real estate taxes, assessments and other similar items, to the extent that such unpaid ground rents, real estate tax, assessments and other similar items are or could become a lien on the Mortgaged Property, from the reserve established for such purpose, or, if necessary, as a Servicing Advance.

            (c) In accordance with the Servicing Standard, the Master Servicer shall, as to all the Mortgage Loans (but at the direction of the Special Servicer in the case of Specially Serviced Mortgage Loans), advance with respect to the related Mortgaged Property all such funds as are necessary for the purpose of effecting the payment of (i) real estate taxes, assessments and other similar items, (ii) ground rents or other rents (if applicable), and (iii) premiums on Insurance Policies, in each instance if and to the extent Escrow Payments (if any) collected from the related Mortgagor are insufficient to pay such item when due and the related Mortgagor has failed to pay such item on a timely basis, and provided that the particular advance would not, if made, constitute a Nonrecoverable Servicing Advance (any determination that such advance would be a Nonrecoverable Servicing Advance shall be made in accordance with Section 3.11(g)). All such advances shall be reimbursable in the first instance from related collections from the Mortgagors and further as provided in
Section 3.05(a). No costs incurred by the Master Servicer in effecting the payment of real estate taxes, assessments and similar items and, if applicable, ground rents on or in respect of such Mortgaged Properties shall, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            (d) The Master Servicer shall, as to all the Mortgage Loans, establish and maintain, as applicable, one or more accounts (the "Reserve Accounts"), into which all Reserve Funds, if any, shall be deposited and retained. Withdrawals of amounts so deposited may be made to pay for or otherwise cover, or (if appropriate) to reimburse the related Mortgagor in connection with, the specific items for which such Reserve Funds were escrowed, all in accordance with the Servicing Standard and the terms of the related Mortgage Note, Mortgage and any agreement with the related Mortgagor governing such Reserve Funds. Subject to the terms of the related Mortgage Note and Mortgage, all Reserve Accounts shall be Eligible Accounts; provided, however, that with respect to Mortgage Loan No. 51673, funds which would otherwise be held in the Reserve Accounts may be held in deposit accounts with, and serviced by, Bank of America and only Bank of America. If such funds are not held by Bank of America, they must be held in a Reserve Account which is an Eligible Account. The Special Servicer shall within two (2) Business Days after receipt deliver all Reserve Funds received by it to the Master Servicer for deposit in the applicable Reserve Account.

            (e) To the extent an operations and maintenance plan is required to be established and executed pursuant to the terms of a Mortgage Loan, the Master Servicer shall request from the Mortgagor written confirmation thereof within a reasonable time after the later of the Original Closing Date and the date as of which such plan is required to be established or completed. To the extent any repairs, capital improvements, actions or remediations are required to have been taken or completed pursuant to the terms of the Mortgage Loan, the Master Servicer shall request from the Mortgagor written confirmation of such actions and remediations within a reasonable time after the later of the Original Closing Date and the date as of which such action or remediations are required by the related mortgage loan documents to be or to have been taken or completed. To the extent a Mortgagor shall fail to promptly respond to any inquiry described in this Section 3.03(e), the Master Servicer shall determine whether the related Mortgagor has failed to perform its obligations under the related Mortgage Loan and report any such failure to the Special Servicer within a reasonable time after the date as of which such actions or remediations are required to be or to have been taken or completed.

            SECTION 3.04 Certificate Account, the Distribution Account, the REMIC II Distribution Account, the REMIC IIU Distribution Account and the REMIC III Distribution Account.

            (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Certificate Account"), held on behalf of the Trustee in trust for the benefit of the Certificateholders. The Certificate Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Certificate Account, within two Business Days of receipt (in the case of payments by Mortgagors or other collections on or in respect of the Mortgage Loans) or as otherwise required hereunder, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date (other than in respect of principal, interest and any other amounts due and payable on the Mortgage Loans on or before the Cut-off Date, which payments shall be delivered promptly to the applicable Mortgage Loan Seller or its related designee, with negotiable instruments endorsed as necessary and appropriate without recourse):

               (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

               (ii) all payments on account of interest at the respective Mortgage Rates on the Mortgage Loans and all Prepayment Premiums received in respect of the Mortgage Loans;

               (iii) to the extent allocable to the period that any Mortgage Loan is a Specially Serviced Mortgage Loan, all payments on account of Default Charges on such Mortgage Loan as provided in Section 3.05(a)(viii);

               (iv) all Insurance Proceeds and Liquidation Proceeds (net of all related Liquidation Expenses paid therefrom) received in respect of any Mortgage Loan (other than Liquidation Proceeds that are received in connection with a purchase by the Master Servicer or a Majority Certificateholder of the Controlling Class of all of the Mortgage Loans and any REO Properties in the Trust Fund and that are required to be deposited in the Distribution Account pursuant to Section 9.01);

               (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Certificate Account;

               (vi) any amounts required to be deposited by the Master Servicer or the Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket or master single interest policy;

               (vii) any amounts required to be transferred from the REO Account pursuant to Section 3.16(c);

               (viii) any amounts representing payments made by Mortgagors that are allocable to cover items in respect of which Servicing Advances have been made;

               (ix) any proceeds from the repurchase of Mortgage Loans by a Mortgage Loan Seller under Section 2.03 of this Agreement; and

               (x)  all payments on account of Excess Interest.

            The foregoing requirements for deposit in the Certificate Account shall be exclusive. Without limiting the generality of the foregoing, (A) actual payments from Mortgagors in the nature of Escrow Payments, and amounts that the Master Servicer and the Special Servicer are entitled to retain as additional servicing compensation pursuant to Section 3.11(b) and Section 3.11(d), respectively, need not be deposited by the Master Servicer in the Certificate Account and (B) with respect to any amount representing a sub-servicing fee (including, without limitation, a Primary Servicing Fee, if applicable) that otherwise would be required to be deposited by the Master Servicer in the Certificate Account and that, once so deposited, would have been permitted to be withdrawn immediately from the Certificate Account pursuant to Section 3.05 as part of the payment of the Master Servicing Fee, such amount shall be deemed to have been deposited to and withdrawn from the Certificate Account for such purpose to the extent that such sum has been retained by the Sub-Servicer pursuant to the related Sub-Servicing Agreement. If the Master Servicer shall deposit in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. The Master Servicer shall promptly deliver to the Special Servicer, as additional special servicing compensation in accordance with Section 3.11(d), assumption fees, modification fees, Net Default Charges, charges for beneficiary statements or demands, charges for checks returned for insufficient funds on accounts held by the Special Servicer and similar fees (excluding Prepayment Premiums) received by the Master Servicer with respect to Specially Serviced Mortgage Loans. The Certificate Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series serviced and the other accounts of the Master Servicer.

            Upon receipt of any of the amounts described in clauses (i) through
(vi) above with respect to any Mortgage Loan, the Special Servicer shall promptly, but in no event later than two Business Days after receipt, remit such amounts to the Master Servicer for deposit into the Certificate Account in accordance with the second preceding paragraph, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement or other appropriate reason. Any such amounts received by the Special Servicer with respect to an REO Property shall be deposited by the Special Servicer into the REO Account and remitted to the Master Servicer for deposit into the Certificate Account pursuant to Section 3.16(c). With respect to any such amounts paid by check to the order of the Special Servicer, the Special Servicer shall endorse such check to the order of the Master Servicer and shall deliver promptly, but in no event later than two Business Days after receipt, any such check to the Master Servicer by overnight courier, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement or other appropriate reason.

            (b) The Trustee shall establish and maintain one or more trust accounts (collectively, the "Distribution Account") to be held in trust for the benefit of the Trust as holder of the REMIC I Regular Interests, the REMIC II Uncertificated Regular Interests, the REMIC IIU Regular Interests and the Certificateholders. The Distribution Account shall be an Eligible Account. On each Master Servicer Remittance Date, the Master Servicer shall deliver to the Trustee, for deposit in the Distribution Account, an aggregate amount of immediately available funds equal to the Master Servicer Remittance Amount for such Master Servicer Remittance Date. If, at 1:00 p.m., New York City time, on any Master Servicer Remittance Date, the Trustee has not received the Master Servicer Remittance Amount, the Trustee shall provide notice to the Master Servicer in the same manner as required by Section 4.03(a) hereof with respect to P&I Advances.

            In addition, the Master Servicer shall, as and when required hereunder, deliver to the Trustee for deposit in the Distribution Account:

               (i) any P&I Advances required to be made by the Master Servicer in accordance with Section 4.03(a);

               (ii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.19(e) in connection with Prepayment Interest Shortfalls; and

               (iii) any Liquidation Proceeds paid by the Master Servicer or a Majority Certificateholder of the Controlling Class in connection with the purchase of all of the Mortgage Loans and any REO Properties pursuant to
      Section 9.01, exclusive of the portion of such Liquidation Proceeds required to be deposited in the Certificate Account pursuant to Section 9.01.

            The Trustee shall, upon receipt, deposit in the Distribution Account any and all amounts received or advanced by the Trustee that are required by the terms of this Agreement to be deposited therein.

            All such amounts deposited in respect of HVB Loan No. 510238 and/or HVB Loan No. 540310 shall be deemed to be distributed in respect of the Loan REMIC Regular Interests and the Loan REMIC Residual Interests as set forth in the Loan REMIC Declarations.

            (c) The Trustee shall establish and maintain the REMIC II Distribution Account, as a sub-account of the Distribution Account, in the name of the Trustee, in trust for the benefit of the Trust as holder of the REMIC II Uncertificated Regular Interests, the REMIC IIU Regular Interests and the Certificateholders (other than the Class R-I Certificateholders). The REMIC II Distribution Account shall be established and maintained as an Eligible Account. With respect to each Distribution Date, the Trustee shall be deemed to (i) withdraw from the Distribution Account and shall be deemed to deposit in the REMIC II Distribution Account on or before such date the amount of the Available Distribution Amount and Prepayment Premiums to be distributed in respect of the REMIC I Regular Interests pursuant to Section 4.01(a)(ii) and Section 4.01(c)(iv) hereof on such date and (ii) to withdraw from the REMIC II Distribution Account and distribute to the Holders of the Unaffected REMIC II Certificates and the Class R-II Certificates on such Distribution Date the portion of the Available Distribution Amount and the Prepayment Premiums to be distributed in respect thereof pursuant to Section 4.01(a)(iv), Section 4.01(b) and Section 4.01(c)(i) on such date.

            (d) The Trustee shall establish and maintain the REMIC IIU Distribution Account, as a sub-account of the Distribution Account, in the name of the Trustee, in trust for the benefit of the Trust as holder of the REMIC IIU Regular Interests and the Certificateholders (other than the holders of the Unaffected Certificates and the Class R-I and Class R-II Certificateholders). The REMIC IIU Distribution Account shall be established and maintained as an Eligible Account. With respect to each Distribution Date, the Trustee shall be deemed (i) to withdraw from the REMIC II Distribution Account and shall be deemed to deposit in the REMIC IIU Distribution Account on such date the portion of the Available Distribution Amount and the Prepayment Premiums to be distributed in respect of the Class MA-1 and Class MA-2 Uncertificated Interests, respectively, pursuant to Section 4.01(a)(ii) and Section 4.01(c)(iv) hereof on such date and (ii) to withdraw from the REMIC IIU Distribution Account and distribute to the holders of the Class R-IIU Certificates on such Distribution Date the portion of the Available Distribution Amount to be distributed in respect thereof pursuant to Section 4.01(a)(v) on such date.

            (e) The Trustee shall establish and maintain the REMIC III Distribution Account, as a sub-account of the Distribution Account, in the name of the Trustee, in trust for the benefit of the Holders of the REMIC III Certificates. The REMIC III Distribution Account shall be established and maintained as an Eligible Account. With respect to each Distribution Date, the Trustee shall be deemed (i) to withdraw from the REMIC IIU Distribution Account and shall be deemed to deposit in the REMIC III Distribution Account on such date the portion of the Available Distribution Amount and the Prepayment Premiums to be distributed in respect of the Class UA-1 and Class UA-2 Uncertificated Interests, respectively, pursuant to Section 4.01(a)(ii) and
Section 4.01(c)(iv) hereof on such date and (ii) to withdraw from the REMIC IIU Distribution Account and shall be deemed to deposit in the REMIC III Distribution Account on such date the portion of the Available Distribution Amount and the Prepayment Premiums to be distributed in respect of the Class MB, Class MC, Class MD, Class ME, Class MF and Class MG Uncertificated Interests pursuant to Section 4.01(a)(ii) and Section 4.01(c)(iv) hereof on such date.

            (f) Funds in the Certificate Account may be invested only in Permitted Investments in accordance with the provisions of Section 3.06. The Master Servicer shall give notice to the other parties hereto of the location of the Certificate Account as of the Original Closing Date and of the new location of the Certificate Account prior to any change thereof. The Distribution Account, the REMIC II Distribution Account, the REMIC IIU Distribution Account and the REMIC III Distribution Account shall be established at the Corporate Trust Office of the Trustee as of (i) the Original Closing Date, in the case of the Distribution Account and the REMIC II Distribution Account and (ii) the Sequel Closing Date, in the case of the REMIC IIU Distribution Account and the REMIC III Distribution Account. The Trustee shall give notice to the other parties hereto of the new location of such accounts prior to any change thereof.

            SECTION 3.05 Permitted Withdrawals From the Certificate Account and the Distribution Account.

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

               (i) to remit to the Trustee for deposit in the Distribution Account and the Excess Interest Distribution Account the Master Servicer Remittance Amount for, and, to the extent permitted or required by Section 4.03(a) or Section 4.06, as applicable, any P&I Advances to be made on, each Master Servicer Remittance Date;

               (ii) to reimburse the Trustee or the Master Servicer, as applicable, in that order, for unreimbursed P&I Advances made thereby in respect of any Mortgage Loan or REO Loan, the Trustee's and the Master Servicer's respective rights to reimbursement pursuant to this clause (ii) with respect to any P&I Advance being payable from, and limited to, amounts that represent Late Collections of interest and principal (net of related Master Servicing Fees (but not the Special Servicer's Standby
      Fee), Workout Fees and/or Liquidation Fees payable therefrom) received in respect of the particular Mortgage Loan or REO Loan as to which such P&I Advance was made;

               (iii) to pay to the Master Servicer earned and unpaid Master Servicing Fees in respect of each Mortgage Loan and REO Loan, the Master Servicer's right to payment pursuant to this clause (iii) with respect to any Mortgage Loan or REO Loan being payable from, and limited to, amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds or Insurance Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) that are allocable as a recovery of interest thereon;

               (iv) to pay to the Special Servicer, out of general collections on the Mortgage Loans and any REO Properties, earned and unpaid Special Servicing Fees in respect of each Specially Serviced Mortgage Loan and REO Loan and Standby Fees;

               (v) to pay to the Special Servicer earned and unpaid Workout Fees and Liquidation Fees to which it is entitled pursuant to, and from the sources contemplated by Section 3.11(c);

               (vi) to reimburse the Trustee or the Master Servicer, as applicable, in that order, for any unreimbursed Servicing Advances made thereby with respect to any Mortgage Loan or REO Property, the Trustee's and the Master Servicer's respective rights to reimbursement pursuant to this clause (vi) with respect to any Servicing Advance being payable from, and limited to, (A) payments made by the related Mortgagor that are allocable to cover the item in respect of which such Servicing Advance was made, and (B) Liquidation Proceeds (net of Liquidation Fees payable therefrom), Insurance Proceeds and, if applicable, REO Revenues received in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance was made;

               (vii) to reimburse the Trustee or the Master Servicer, as applicable, in that order, out of general collections on the Mortgage Loans and any REO Properties, for any unreimbursed Advances and Advance Interest at the Reimbursement Rate (to the extent such Advance Interest will not be reimbursable from Default Charges to the extent contemplated by the immediately following clause (viii)) made thereby with respect to any Mortgage Loan, REO Loan or REO Property that have been determined to be Nonrecoverable Advances;

               (viii) to pay the Trustee or the Master Servicer, as applicable, in that order, any Advance Interest due and owing thereto, the Trustee's and the Master Servicer's respective rights to payment pursuant to this clause (viii) being payable from, and limited to, Default Charges collected in respect of the Mortgage Loan or REO Loan as to which the related Advances were made (but only to the extent allocable to the period when such Mortgage Loan was a Specially Serviced Mortgage Loan or an REO
      Loan) (for the avoidance of doubt, it is intended that the related Sub-Servicers shall receive such Default Charges allocable to the period when such Mortgage Loan was not a Specially Serviced Mortgage Loan, even if such Default Charges are actually collected after the Mortgage Loan becomes a Specially Serviced Mortgage Loan);

               (ix) at or following such time as the Master Servicer reimburses itself or the Trustee, as applicable, for any unreimbursed Advance pursuant to clause (ii), (vi) or (vii) above or Section 3.03, and insofar as payment has not already been made pursuant to clauses (vii) and (viii) above, to pay the Trustee or the Master Servicer, as the case may be, and in that order, out of general collections on the Mortgage Loans and any REO Properties, any related Advance Interest accrued and payable on such Advance;

               (x) to pay the Master Servicer, as additional servicing compensation in accordance with Sections 3.06(b) and 3.11(b), any Net Investment Earnings in respect of amounts held in the Certificate Account for any Collection Period;

               (xi) to pay the Master Servicer, as additional servicing compensation in accordance with Section 3.11(b), any Prepayment Interest Excesses (subject, however, to Section 3.19(e) of this Agreement) and, to the extent not allocable to the period that any Mortgage Loan is a Specially Serviced Mortgage Loan or REO Loan, any Default Charges (subject, however, to Section 3.05(a)(viii), above) collected on the Mortgage Loans, and to pay the Special Servicer, as additional servicing compensation in accordance with Section 3.11(d), any Net Default Charges collected on any Mortgage Loan to the extent allocable to the period that such Mortgage Loan is a Specially Serviced Mortgage Loan or REO Loan;

               (xii) to reimburse, out of general collections on the Mortgage Loans and any REO Properties, the Master Servicer, the Special Servicer, the REMIC Administrator, the Depositor, or any of their respective directors, officers, employees and agents any amounts reimbursable to any such Person pursuant to Section 6.03, or to pay directly to any third party any amount which if paid by any such Person would be reimbursable thereto pursuant to Section 6.03;

               (xiii) to pay, out of general collections on the Mortgage Loans and any REO Properties, for (A) the reasonable costs of the advice of counsel contemplated by Section 3.17(a), (B) the reasonable costs of the Opinions of Counsel contemplated by Sections 3.09(b)(ii) and 3.16(a), (C) the reasonable costs of Appraisals obtained pursuant to Section 3.11(g) or 4.03(c), (D) the reasonable costs of obtaining any REO Extension sought by the Special Servicer as contemplated by Section 3.16(a), (E) the cost of recording this Agreement in accordance with Section 11.02(a), and (F) the costs and expenses related to enforcement of the Environmental Policy under Section 3.27;

               (xiv) to pay itself, the Special Servicer, the Majority Certificateholder of the Controlling Class, the Mortgage Loan Sellers, or any other Person, as the case may be, with respect to each Mortgage Loan, if any, previously purchased by such Person pursuant to this Agreement, all amounts received thereon subsequent to the date of purchase;

               (xv) to pay the Trustee or any of its respective directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to Section 8.05(b) and, to the extent that the Trustee has incurred expenses reimbursable by the Depositor under Section 8.13, Section 8.13;

               (xvi)  to pay  any  costs  and  expenses   contemplated   in
      Section 3.11(h), the last sentence of Section 7.02 and the last sentence of Section 8.08(a);

               (xvii) to deposit into the Interest Reserve Account the Withheld Amounts required to be deposited pursuant to Section 4.05; and,

               (xviii) to clear and terminate the Certificate Account at the termination of this Agreement pursuant to Section 9.01.

            If amounts on deposit in the Certificate Account at any particular time (after withdrawing any portion of such amounts deposited in the Certificate Account in error) are insufficient to satisfy all payments, reimbursements and remittances to be made therefrom as set forth in clauses (ii) through (xviii) above, then the corresponding withdrawals from the Certificate Account shall be made in the following priority and subject to the following rules: (A) if the payment, reimbursement or remittance is to be made from a specific source of funds, then such payment, reimbursement or remittance shall be made from that specific source of funds on a pro rata basis with any and all other payments, reimbursements and remittances to be made from such specific source of funds; provided that where, as in clauses (ii), (vi), (vii), (viii) and (ix), an order of priority is set forth to govern the application of funds withdrawn from the Certificate Account pursuant to such clauses, payments, reimbursements or remittances pursuant to any such clause shall be made in such order of priority to the extent of available funds; and (B) if the payment, reimbursement or remittance can be made from any funds on deposit in the Certificate Account, then (following any withdrawals made from the Certificate Account in accordance with the immediately preceding clause (A) above) such payment, reimbursement or remittance shall be made from such general funds remaining on a pro rata basis with any and all other payments, reimbursements or remittances to be made from such general funds; provided that where, as in clauses (ii), (vi), (vii), (viii) and (ix), an order of priority is set forth to govern the application of funds withdrawn from the Certificate Account pursuant to such clauses, payments, reimbursements or remittances pursuant to any such clause shall be made in such order of priority to the extent of available funds. Any amounts withdrawn from the Certificate Account pursuant to clauses (ii) through (xvii) above that are specific to HVB Loan No. 510238 or HVB Loan No. 540310 shall be allocated to the related Loan REMIC, and any amount so withdrawn that is not specific to a particular Mortgage Loan shall be allocated by the REMIC Administrator among REMIC I and the Loan REMICs in proportion to the Stated Principal Balances of their related Mortgage Loans.

            The Master Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Certificate Account pursuant to clauses
(ii) through (xviii) above.

            The Master Servicer shall pay to the Special Servicer (or to third party contractors at the direction of the Special Servicer) from the Certificate Account amounts permitted to be paid to it (or to such third party contractors) therefrom promptly upon receipt of a certificate of a Servicing Officer of the Special Servicer describing the item and amount to which the Special Servicer (or such third party contractors) is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to re-calculate the amounts stated therein. The Special Servicer shall keep and maintain separate accounting for each Specially Serviced Mortgage Loan and REO Property, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Certificate Account.

            (b) The Trustee may, from time to time, make withdrawals from the Distribution Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

               (i) as contemplated by Section 3.04(c), to deposit into the REMIC II Distribution Account on or before the related Distribution Date the Available Distribution Amount and Prepayment Premiums to be distributed in respect of the REMIC I Regular Interests;

               (ii) to pay the Trustee accrued and unpaid Trustee Fees pursuant to Section 8.05(a), and to reimburse the Trustee for any other amounts to which it is entitled to be reimbursed from the Distribution Account pursuant to this Agreement;

               (iii) to pay the Trustee or any of its respective directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to Section 8.05(b);

               (iv) as contemplated by Section 11.01(h), to pay for the reasonable costs of the Opinions of Counsel sought by the Trustee as contemplated by Section 11.01(a) or 11.01(d) in connection with any amendment to this Agreement requested by the Trustee which amendment is in furtherance of the rights and interests of Certificateholders;

               (v) to pay for the reasonable costs of the Opinions of Counsel sought by the Trustee as contemplated by Section 11.02(a);

               (vi) to (A) pay any and all federal, state and local taxes imposed on the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III or on the assets or transactions of any such REMIC, together with all incidental costs and expenses, and any and all reasonable expenses relating to tax audits, if and to the extent that either (1) none of the Trustee, the Master Servicer, the Special Servicer or the REMIC Administrator is liable therefor pursuant to Section 10.01(d) and/or
      Section 10.01(h) or (2) any such Person that may be so liable has failed to timely make the required payment, and (B) reimburse the REMIC Administrator for reasonable expenses incurred by and reimbursable to it by the Trust pursuant to Section 10.01(d) and/or Section 10.01(h); and

               (vii) to clear and terminate the Distribution Account at the termination of this Agreement pursuant to Section 9.01.

            Taxes imposed on the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III shall be allocated to the related REMIC, and amounts withdrawn from the Distribution Account pursuant to clauses (ii) through (v) above shall be allocated by the REMIC Administrator among REMIC I and the Loan REMICs in proportion to the Stated Principal Balances of their related Mortgage Loans.

            (c) The Trustee (i) shall be deemed to make withdrawals from the REMIC II Distribution Account for any of the following purposes: (A) to deposit into the REMIC IIU Distribution Account on the related Distribution Date the portions of the Available Distribution Amount and Prepayment Premiums to be distributed with respect to the Class MA-1 and Class MA-2 Uncertificated Interests on each Distribution Date pursuant to Sections 4.01(a)(i) and 4.01(c)(iv) or Section 9.01, as applicable, and (B) to deposit into the REMIC III Distribution Account on the related Distribution Date the portions of the Available Distribution Amount and Prepayment Premiums to be distributed with respect to the Class MB, Class MC, Class MD, Class ME, Class MF, Class MG and Class MX Uncertificated Interests on each Distribution Date pursuant to Sections 4.01(a)(i) and 4.01(c)(iv) or Section 9.01, as applicable; and (ii) shall make withdrawals from the REMIC II Distribution Account for any of the following purposes: (A) to make distributions to Holders of the Unaffected Certificates pursuant to Section 4.01(b) and Section 4.01(c)(i) or Section 9.01, as applicable, (B) to make distributions to Holders of the Class R-II Certificates pursuant to Section 4.01(a)(iv) or Section 9.01, as applicable, and (C) to clear and terminate the REMIC II Distribution Account at the termination of this Agreement pursuant to Section 9.01.

            (d) The Trustee (i) shall be deemed to make withdrawals from the REMIC IIU Distribution Account for any of the following purposes: to deposit into the REMIC III Distribution Account the portion of the Available Distribution Amount and Prepayment Premiums to be distributed in respect of the REMIC IIU Regular Interests on each Distribution Date pursuant to Section 4.01(a)(ii) and Section 4.01(c)(iv) or Section 9.01, as applicable; and (ii) shall make withdrawals from the REMIC IIU Distribution Account for any of the following purposes: (A) to make distributions to Holders of the Class R-IIU Certificates pursuant to Section 4.01(a)(v) or Section 9.01, as applicable, and
(B) to clear and terminate the REMIC IIU Distribution Account at the termination of this Agreement pursuant to Section 9.01.

            (e) The Trustee shall make withdrawals from the REMIC III Distribution Account for the following purposes: (A) to make distributions on the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, and Class X Certificates on each Distribution Date pursuant to Sections 4.01(b), 4.01(c)(i) or Section 9.01, as applicable, and (B) to make distributions to Holders of the Class R-III Certificates pursuant to Section 4.01(b) or Section 9.01, as applicable; and (C) to clear and terminate the REMIC III Distribution Account at the termination of this Agreement pursuant to Section 9.01.

            SECTION 3.06 Investment of Funds in the Certificate Account, the Interest Reserve Account and the REO Account.

            (a) The Master Servicer may direct any depository institution maintaining the Certificate Account, and the Special Servicer may direct any depository institution maintaining the REO Account and the Trustee may direct any depository institution maintaining the Interest Reserve Account and the Excess Interest Distribution Account, to invest, or if it is such depository institution, may itself invest, the funds held therein (each such account, for purposes of this Section 3.06, an "Investment Account") only in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement. All such Permitted Investments shall be held to maturity, unless payable on demand, in which case such investments may be sold at any time. Any investment of funds in an Investment Account shall be made in the name of the Trustee for the benefit of the Certificateholders (in its capacity as such). The Master Servicer (with respect to Permitted Investments of amounts in the Certificate Account) and the Special Servicer (with respect to Permitted Investments of amounts in the REO Account), on behalf of the Trustee for the benefit of the Certificateholders, and the Trustee (with respect to the Interest Reserve Account and the Excess Interest Distribution Account), on behalf of the Certificateholders, shall (and the Trustee hereby designates the Master Servicer, the Special Servicer or itself, as applicable, as the Person that shall) (i) be the "entitlement holder" of any Permitted Investment that is a "security entitlement" and (ii) maintain "control" of any Permitted Investment that is either a "certificated security" or an "uncertificated security". For purposes of this Section 3.06(a), the terms "entitlement holder", "security entitlement", "control", "certificated security" and "uncertificated security" shall have the meanings given such terms in Revised Article 8 (1994 Revision) of the UCC, and "control" of any Permitted Investment by the Master Servicer or the Special Servicer shall constitute "control" by a Person designated by, and acting on behalf of, the Trustee for purposes of Revised Article 8 (1994 Revision) of the UCC. If amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (in the case of the Certificate Account and the Servicing Account) or the Special Servicer (in the case of the REO Account) and the Trustee (in the case of the Interest Reserve Account and the Excess Interest Distribution Account) shall:

               (i) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

               (ii) demand payment of all amounts due thereunder promptly upon determination by the Master Servicer or the Special Servicer as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

            (b) Whether or not the Master Servicer directs the investment of funds in the Certificate Account and the Servicing Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period, shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.05(a). Whether or not the Special Servicer directs the investment of funds in the REO Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period, shall be for the sole and exclusive benefit of the Special Servicer and shall be subject to its withdrawal in accordance with
Section 3.16(b). Whether or not the Trustee directs the investment of funds in the Interest Reserve Account and the Excess Interest Distribution Account, interest and investment income realized on funds deposited therein, to the extent of Net Investment Earnings, if any, for such Investment Account for each Collection Period, shall be for the sole and exclusive benefit of the Trustee and shall be subject to withdrawal by the Trustee. If any loss shall be incurred in respect of any Permitted Investment on deposit in any Investment Account, the Master Servicer (in the case of the Certificate Account), the Special Servicer (in the case of the REO Account and the Trustee (in the case of the Interest Reserve Account) shall promptly deposit therein from its own funds, without right of reimbursement, no later than the end of the Collection Period during which such loss was incurred, the amount of the Net Investment Loss, if any, for such Collection Period. The Trustee shall have no liability whatsoever with respect to any such losses, except in respect to losses incurred in respect of any Permitted Investment on deposit in the Interest Reserve Account and the Excess Interest Distribution Account and to the extent that it is the obligor on any such Permitted Investment.

            (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment and the Master Servicer or the Special Servicer, as applicable, has not taken such action, the Trustee may and, subject to Section 8.02, upon the request of Holders of Certificates entitled to not less than 25% of the Voting Rights allocated to any Class, shall take such action as may be appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings.

            (d) Notwithstanding the investment of funds held in any Investment Account, for purposes of the calculations hereunder, including, without limitation, the calculation of the Available Distribution Amount and the Master Servicer Remittance Amount, the amounts so invested (but not any interest earned thereon) shall be deemed to remain on deposit in such Investment Account.

            SECTION 3.07 Maintenance of Insurance Policies; Errors and Omissions and Fidelity Coverage.

            (a) Each of the Master Servicer and the Special Servicer shall, as to those Mortgage Loans it is obligated to service hereunder, use its best efforts in accordance with the Servicing Standard to cause the related Mortgagor to maintain (and, if the related Mortgagor is required by the terms of the related Mortgage Loan and does not so maintain, the Master Servicer (even in the case of Specially Serviced Mortgage Loans) shall itself maintain (subject to the provisions of this Agreement regarding Nonrecoverable Advances, and further subject to Section 3.11(h) hereof)), to the extent the Trustee, as mortgagee on behalf of the Certificateholders, has an insurable interest and to the extent available at commercially reasonable rates) all insurance coverage as is required under the related Mortgage Loan (subject to applicable law), provided that if any Mortgage permits the holder thereof to dictate to the Mortgagor the insurance coverage to be maintained on such Mortgaged Property, the Master Servicer or the Special Servicer, as appropriate, shall impose such insurance requirements as are consistent with the Servicing Standard. The Special Servicer shall direct the Master Servicer to maintain for each REO Property, in each case with an insurer that possesses the Required Claims-Paying Ratings at the time such policy is purchased, no less insurance coverage than was previously required of the related Mortgagor under the related Mortgage and, if the related Mortgage did not so require, hazard insurance, public liability insurance and business interruption or rent loss insurance in such amounts as are consistent with the Servicing Standard, and the Master Servicer shall be reimbursed for the premium costs thereof as a Servicing Advance pursuant to and to the extent permitted under Section 3.05(a). All such insurance policies shall contain a "standard" mortgagee clause, with loss payable to the Master Servicer (in the case of insurance maintained in respect of the Mortgaged Properties) or the Special Servicer (in the case of insurance maintained in respect of REO Properties) on behalf of the Trustee, shall be issued by an insurer authorized under applicable law to issue such insurance, and, unless prohibited by the related Mortgage, may contain a deductible clause (not in excess of a customary amount). Any amounts collected by the Master Servicer or Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Mortgagor, in each case in accordance with the Servicing Standard) shall be deposited in the Certificate Account, subject to withdrawal pursuant to
Section 3.05(a), in the case of amounts received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.16(c), in the case of amounts received in respect of an REO Property. Any cost incurred by the Master Servicer or the Special Servicer, as applicable, in maintaining any such insurance shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

            (b)(i) If the Master Servicer or the Special Servicer shall obtain and maintain a blanket policy insuring against hazard losses on any or all of the Mortgaged Properties (in the case of the Master Servicer) or REO Properties (in the case of the Special Servicer), then, to the extent such policy (A) is obtained from a Qualified Insurer that possesses the Required Claims-Paying Ratings, and (B) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the Mortgaged Properties or REO Properties, as applicable, so covered, and the premium costs thereof shall be, if and to the extent they are specifically attributable either to a specific Mortgaged Property during any period that the related Mortgagor has failed to maintain the hazard insurance required under the related Mortgage Loan in respect of such Mortgaged Property or to a specific REO Property, a Servicing Advance by the Master Servicer at the direction of the Special Servicer under Section 3.07(a) which is reimbursable to the Master Servicer pursuant to and to the extent permitted under Section 3.05(a); provided that, to the extent that such premium costs are attributable to properties other than Mortgaged Properties and/or REO Properties or are attributable to Mortgaged Properties as to which the hazard insurance required under the related Mortgage Loan is being maintained, they shall be borne by the Master Servicer or Special Servicer, as the case may be, without right of reimbursement. Such a blanket policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property, as applicable, a hazard insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses which would have been covered by such property specific policy (taking into account any deductible clause that would have been permitted therein), promptly deposit into the Certificate Account from its own funds (without right of reimbursement) the amount of such losses up to the difference between the amount of the deductible clause in such blanket policy and the amount of any deductible clause that would have been permitted under such property specific policy. The Master Servicer and the Special Servicer each agree to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy maintained by it in a timely fashion in accordance with the terms of such policy.

               (ii) If the Master Servicer shall cause any Mortgaged Property or the Special Servicer shall cause any REO Property to be covered by a master single interest insurance policy naming the Master Servicer or the Special Servicer, as applicable, on behalf of the Trustee as the loss payee, then to the extent such policy (A) is obtained from a Qualified Insurer that possesses the Required Claims-Paying Ratings and (B) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as applicable, shall conclusively be deemed to have satisfied its obligation to cause such insurance to be maintained on such Mortgaged Property (in the case of the Master Servicer) or REO Property (in the case of the Special Servicer). If the Master Servicer shall cause any Mortgaged Property as to which the related Mortgagor has failed to maintain the required insurance coverage, or the Master Servicer at the direction of the Special Servicer shall cause any REO Property, to be covered by such master single interest insurance policy, then the incremental costs of such insurance applicable to such Mortgaged Property or REO Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property or REO Property is covered thereby) paid by the Master Servicer, shall constitute a Servicing Advance which is reimbursable to the Master Servicer pursuant to and to the extent permitted under Section 3.05(a). The Master Servicer shall, consistent with the Servicing Standard and the terms of the related Mortgage Loan documents, pursue the related Mortgagor for the amount of such incremental costs. All other costs associated with any such master single interest insurance policy (including, without limitation, any minimum or standby premium payable for such policy) shall be borne by the Master Servicer or Special Servicer, as the case may be, without right of reimbursement. Such master single interest insurance policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as applicable, shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property, as the case may be, a policy otherwise complying with the provisions of Section 3.07(a), and there shall have been one or more losses which would have been covered by such property specific policy had it been maintained, promptly deposit into the Certificate Account from its own funds (without right of reimbursement) the amount not otherwise payable under the master single interest policy because of such deductible clause, to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard.

            (c) Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement keep in force with recognized insurers that possess the Required Claims-Paying Ratings a fidelity bond in such form and amount as would permit it to be a qualified Fannie Mae or Freddie Mac seller-servicer of multifamily mortgage loans. Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be. Such fidelity bond shall provide that it may not be canceled without 30 days' prior written notice to the Trustee.

            In addition, each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement keep in force with recognized insurers that possess the Required Claims-Paying Ratings a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligation to service the Mortgage Loans for which it is responsible hereunder, which policy or policies shall be in such form and amount as would permit it to be a qualified Fannie Mae or Freddie Mac seller-servicer of multifamily mortgage loans. Any such errors and omissions policy, if required, shall provide that it may not be canceled without 30 days' prior written notice to the Trustee.

            (d) All insurance coverage required to be maintained under this
Section 3.07 shall be obtained from Qualified Insurers.

            SECTION 3.08 Enforcement of Due-On-Sale Clauses; Assumption Agreements; Subordinate Financing.

            (a) As to each Mortgage Loan which contains a provision in the nature of a "due-on-sale" clause, which by its terms:

               (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or of a controlling interest in the related Mortgagor; or

               (ii) provides that such Mortgage Loan may not be assumed without the consent of the mortgagee in connection with any such sale or other transfer, then, for so long as such Mortgage Loan is included in the Trust Fund, each of the Master Servicer and the Special Servicer shall, on behalf of the Trustee as the mortgagee of record, as to those Mortgage Loans it is obligated to service hereunder, exercise (or waive its right to exercise) any right it may have with respect to such Mortgage Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to any such sale or other transfer, in a manner consistent with the Servicing Standard, but subject to Section 3.20(a)(iii); provided that, notwithstanding anything to the contrary contained herein, neither the Master Servicer nor the Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale" clause, other than, to the extent any such Mortgage Loans are recourse, in connection with transfers and assumptions under the Mortgage Loans in which the obligations of the original recourse parties (including any guarantors) of the Mortgage Loans are not changed, such as transfers to inter vivos trusts for tax or estate planning purposes, unless it first (1) shall have provided, at least five Business Days prior to the granting of such waiver or consent, to the Directing Certificateholder and, in the case of the Master Servicer, to the Special Servicer, written notice of the matter, and a written explanation of the surrounding circumstances and a request for approval of the assumption by the Directing Certificateholder or Special Servicer, as the case may be,
      (2) upon request made within such five Business Day-period, shall have discussed the matter with the Directing Certificateholder and/or, in the case of the Master Servicer, with the Special Servicer, and (3) if the then-outstanding principal balance of the subject Mortgage Loan (together with the then-outstanding aggregate principal balance of all other Mortgage Loans to the same Mortgagor or to other Mortgagors that are, to the Master Servicer's or Special Servicer's, as applicable, actual knowledge, Affiliates of the Mortgagor under the subject Mortgage Loan) is $20,000,000 or more, or 2% or more of the then current principal balance of the Mortgage Pool shall have obtained written confirmation from each Rating Agency that such action shall not result in a qualification (if applicable), downgrade or withdrawal of the rating then assigned by such Rating Agency to any Class of Certificates; and provided, further, that, notwithstanding anything to the contrary contained herein, neither the Master Servicer nor the Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-sale" clause governing the transfer of any Mortgaged Property which secures, or controlling interests in any Mortgagor under, a Group of Cross-Collateralized Mortgage Loans unless all of the Mortgaged Properties securing, or a controlling interest in all the Mortgagors (if more than one) under, such Group of Cross-Collateralized Mortgage Loans are transferred simultaneously to the same transferee. In the event that the Master Servicer or Special Servicer intends or is required, in accordance with the preceding sentence, the Mortgage Loan documents or applicable law, to permit the transfer of any Mortgaged Property, the Master Servicer or the Special Servicer, as the case may be, may, if consistent with the Servicing Standard, enter into a substitution of liability agreement, pursuant to which the original Mortgagor and any original guarantors are released from liability, and the transferee and any new guarantors are substituted therefor and become liable under the Mortgage Note and any related guaranties and, in connection therewith, may require from the related Mortgagor a reasonable and customary fee for the additional services performed by it, together with reimbursement for any related costs and expenses incurred by it. The Master Servicer or the Special Servicer, as the case may be, shall promptly notify the Trustee in writing of any such agreement and forward the original thereof to the Trustee for inclusion in the related Mortgage File.

            (b) As to each Mortgage Loan which contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms:

               (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the creation of any additional lien or other encumbrance on the related Mortgaged Property; or

               (ii) requires the consent of the mortgagee to the creation of any such additional lien or other encumbrance on the related Mortgaged Property;

then, for so long as such Mortgage Loan is included in the Trust Fund, each of the Master Servicer and the Special Servicer shall on behalf of the Trustee as the mortgagee of record, as to those Mortgage Loans it is obligated to service hereunder, exercise (or waive its right to exercise) any right it may have with respect to such Mortgage Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such additional lien or other encumbrance, in a manner consistent with the Servicing Standard, but subject to
Section 3.20(a)(iii); provided that, notwithstanding anything to the contrary contained herein, neither the Master Servicer nor the Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-encumbrance" clause unless it (1) shall have provided, at least ten (10) Business Days prior to the granting of such waiver or consent, to the Directing Certificateholder and, in the case of the Master Servicer, to the Special Servicer written notice of the matter and a written explanation of the surrounding circumstances and a request for approval of a waiver of the due-on-encumbrance clause by the Directing Certificateholder or Special Servicer, as the case may be, and (2) upon request made within such ten
(10) Business Day period, shall have discussed the matter with the Directing Certificateholder and/or, in the case of the Master Servicer, with the Special Servicer, and (3) in the case of the Master Servicer, shall have obtained the prior written approval of the Special Servicer of a waiver of the due-on-encumbrance clause; and provided, further, that, notwithstanding anything to the contrary contained herein, neither the Master Servicer nor the Special Servicer shall waive any right it has, or grant any consent it is otherwise entitled to withhold, under any related "due-on-encumbrance" clause, until it has received written confirmation from each Rating Agency that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to any Class of Certificates.

            (c) Nothing in this Section 3.08 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of a Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any additional lien or other encumbrance with respect to such Mortgaged Property.

            (d) With respect to a request to the Special Servicer from the Master Servicer for approval for the assumption or waiver of a due-on-encumbrance clause of a Mortgage Loan, the Special Servicer shall notify the Master Servicer of its decision within ten (10) Business Days of receiving notice (and all supporting documentation reasonably required by the Special Servicer for its analysis) from the Master Servicer of the Master Servicer's decision to approve the assumption.

            SECTION 3.09      Realization Upon Defaulted Mortgage Loans.

            (a) The Special Servicer shall, subject to subsections (b) through
(d) of this Section 3.09, exercise reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, and which are not released from the Trust Fund pursuant to any other provision hereof, if the Special Servicer determines, consistent with the Servicing Standard, that such action would be in the best economic interest of the Trust; provided that neither the Master Servicer nor the Special Servicer shall, with respect to any ARD Loan after its Anticipated Repayment Date, take any enforcement action with respect to the payment of Excess Interest (other than the making of requests for its collection) unless (i) the taking of an enforcement action with respect to the payment of other amounts due under such Mortgage Loan is, in the good faith and reasonable judgment of the Special Servicer, and without regard to such Excess Interest, also necessary, appropriate and consistent with the Servicing Standard or (ii) all other amounts due under such Mortgage Loan have been paid, the payment of such Excess Interest has not been forgiven in accordance with Section 3.20 and, in the good faith and reasonable judgment of the Special Servicer, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated Advance Interest. The Special Servicer shall direct the Master Servicer to advance, as contemplated by Section 3.19(d), all costs and expenses to be incurred on behalf of the Trust in any such proceedings, subject to the Master Servicer being entitled to reimbursement for any such advance as a Servicing Advance as provided in Section 3.05(a), and further subject to the Special Servicer's being entitled to pay out of the related Liquidation Proceeds any Liquidation Expenses incurred in respect of any Mortgage Loan, which Liquidation Expenses were outstanding at the time such proceeds are received. In connection with the foregoing, in the event of a default under any Mortgage Loan or Group of Cross-Collateralized Mortgage Loans that are secured by real properties located in multiple states, and such states include the State of California or another state with a statute, rule or regulation comparable to the State of California's "one action" rule, then the Special Servicer shall consult with Independent counsel regarding the order and manner in which the Special Servicer should foreclose upon or comparably proceed against such properties (the cost of such consultation to be advanced by the Master Servicer as a Servicing Advance, at the direction of the Special Servicer as contemplated by Section 3.19(d), subject to the Master Servicer being entitled to reimbursement therefor as a Servicing Advance as provided in Section 3.05(a)). When applicable state law permits the Special Servicer to select between judicial and non-judicial foreclosure in respect of any Mortgaged Property, the Special Servicer shall make such selection in a manner consistent with the Servicing Standard. Nothing contained in this Section 3.09 shall be construed so as to require the Special Servicer, on behalf of the Trust, to make an offer on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the Special Servicer in its reasonable and good faith judgment taking into account the factors described in Section 3.18(e) and the results of any Appraisal obtained pursuant to the following sentence or otherwise, all such offers to be made in a manner consistent with the Servicing Standard. If and when the Special Servicer or the Master Servicer deems it necessary and prudent for purposes of establishing the fair market value of any Mortgaged Property securing a defaulted Mortgage Loan, whether for purposes of making an offer at foreclosure or otherwise, the Special Servicer or the Master Servicer, as the case may be, is authorized to have an Appraisal completed with respect to such property (the cost of which Appraisal shall be advanced by the Master Servicer as a Servicing Advance, subject to its being entitled to reimbursement therefor as a Servicing Advance as provided in Section 3.05(a), such Advance to be made at the direction of the Special Servicer when the Appraisal is obtained by the Special Servicer).

            (b) The Special Servicer shall not acquire any personal property pursuant to this Section 3.09 (with the exception of cash or cash equivalents pledged as collateral for a Mortgage Loan) unless either:

               (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

               (ii) the Special Servicer shall have obtained an Opinion of Counsel (the reasonable cost of which may be withdrawn from the Certificate Account pursuant to Section 3.05(a)) to the effect that the holding of such personal property by the Trust will not cause any of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding or, subject to
      Section 3.17, cause the imposition of a tax on the Trust under the REMIC Provisions.

            (c) Notwithstanding the foregoing provisions of this Section 3.09, neither the Special Servicer nor the Master Servicer shall, on behalf of the Trustee, initiate foreclosure proceedings, obtain title to a Mortgaged Property in lieu of foreclosure or otherwise, have a receiver of rents appointed with respect to any Mortgaged Property, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law, unless (as evidenced by an Officer's Certificate to such effect delivered to the Trustee) the Special Servicer has previously determined in accordance with the Servicing Standard, based on a Phase I Environmental Assessment (and any additional environmental testing that the Special Servicer deems necessary and prudent) of such Mortgaged Property performed by an Independent Person who regularly conducts Phase I Environmental Assessments and such additional environmental testing, that:

               (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith and proceeding against the Mortgaged Property is reasonably likely to produce a greater recovery to Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate (or, in the case of an ARD Loan after its Anticipated Repayment Date, at the related Net Mortgage Rate immediately prior to the Anticipated Repayment Date)), taking into consideration any associated liabilities, than not taking such actions and not proceeding against such Mortgaged Property; and

               (ii) there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and/or regulations or, if such circumstances or conditions are present for which any such action could be required, that taking such actions with respect to such Mortgaged Property and proceeding against the Mortgaged Property is reasonably likely to produce a greater recovery to Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate (or, in the case of an ARD Loan after its Anticipated Repayment Date, at the related Net Mortgage Rate immediately prior to the Anticipated Repayment Date)), taking into consideration any associated liabilities, than not taking such actions and not proceeding against such Mortgaged Property.

            The cost of such Phase I Environmental Assessment and any such additional environmental testing, as well as the cost of any remedial, corrective or other further action contemplated by clause (i) and/or clause (ii) of the preceding paragraph, shall be advanced by the Master Servicer at the direction of the Special Servicer given in accordance with the Servicing Standard; provided, however, that the Master Servicer shall not be obligated in connection therewith to advance any funds which, if so advanced, would constitute a Nonrecoverable Servicing Advance. Amounts so advanced shall be subject to reimbursement as Servicing Advances in accordance with Section 3.05(a).

            No Phase I Environmental Assessment shall be older than twelve (12) months; provided, however, that if the Phase I Environmental Assessment is between twelve (12) and eighteen (18) months old, then the Special Servicer shall furnish an updated data base search; provided further, that if the Phase I Environmental Assessment is older than eighteen (18) months, then the Special Servicer shall furnish an entirely new Phase I Environmental Assessment.

            (d) If the environmental testing contemplated by Section 3.09(c) above establishes that either of the conditions set forth in clauses (i) and
(ii) of the first sentence thereof has not been satisfied with respect to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer shall take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property, but including the sale of the affected Mortgage Loan) and, at such time as it deems appropriate, may, on behalf of the Trustee, release all or a portion of such Mortgaged Property from the lien of the related Mortgage; provided that prior to the release of all or a portion of the related Mortgaged Property from the lien of the related Mortgage,
(i) the Special Servicer shall have notified the Trustee in writing of its intention to so release all or a portion of such Mortgaged Property, (ii) the Trustee shall have notified the Certificateholders in writing of the Special Servicer's intention to so release all or a portion of such Mortgaged Property and (iii) the Holders of Certificates entitled to a majority of the Voting Rights shall not have objected to such release within 30 days of the Trustee's distributing such notice.

            (e) The Special Servicer shall provide written reports to the Trustee, the Master Servicer and the Rating Agencies, monthly regarding any actions taken by the Special Servicer with respect to any Mortgaged Property securing a defaulted Mortgage Loan as to which the environmental testing contemplated in subsection (c) above has revealed that either of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied or that any remedial, corrective or other further action contemplated by either such clause is required, in each case until the earliest to occur of
(i) satisfaction of both such conditions and completion of all such remedial, corrective or other further action, (ii) repurchase of the related Mortgage Loan by the related Mortgage Loan Seller and (iii) release of the lien of the related Mortgage on such Mortgaged Property. The Trustee shall forward copies of all such reports to the Certificateholders upon written request promptly following its receipt thereof. In addition, the Master Servicer will deliver or cause to be delivered to any of the Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificateholders that shall request a copy of any such written reports and any Phase I Environmental Assessments within 15 days after receipt of such written reports and Phase I Environmental Assessments from the Special Servicer.

            (f) The Master Servicer, based upon data furnished to the Master Servicer by the Special Servicer, within 45 days after calendar year end, shall file the information returns with respect to the receipt of any mortgage interest received in a trade or business, shall file the reports of foreclosures and abandonments and reports relating to any cancellation of indebtedness income with respect to any Mortgaged Property required by Section 6050H, 6050J and 6050P of the Code and deliver to the Trustee an Officer's Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

            (g) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of the maintenance of an action to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the Mortgage Loan permit such an action. The Master Servicer, at the direction of the Special Servicer, shall advance the costs incurred in any such deficiency action, subject to its being entitled to reimbursement therefor as a Servicing Advance as provided in Section 3.05(a).

            (h) The Special Servicer shall maintain accurate records, certified by a Servicing Officer, of each Final Recovery Determination in respect of any defaulted Mortgage Loan or REO Property and the basis thereof. Each Final Recovery Determination shall be evidenced by an Officer's Certificate delivered to the Trustee, the Master Servicer and the Rating Agencies no later than the tenth Business Day following such Final Recovery Determination.

               SECTION 3.10   Trustee to Cooperate; Release of Mortgage Files.

            (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or Special Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer or Special Servicer, as the case may be, shall immediately notify the Trustee and request delivery of the related Mortgage File by delivering thereto a Request for Release in the form of Exhibit D attached hereto signed by a Servicing Officer of the Master Servicer or Special Servicer, as applicable. Any such Request for Release shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.04(a) have been or will be so deposited. Upon receipt of such notice and request conforming in all material respects to the provisions hereof, the Trustee shall promptly release, or cause any related Custodian to release, the related Mortgage File to the Master Servicer or Special Servicer, as applicable. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            (b) If from time to time, and as appropriate for servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Special Servicer shall otherwise require any Mortgage File (or any portion thereof), then, upon request of the Master Servicer or the Special Servicer and receipt therefrom of a Request for Release in the form of Exhibit D attached hereto signed by a Servicing Officer thereof, the Trustee shall release, or cause any related Custodian to release, such Mortgage File (or portion thereof) to the Master Servicer or the Special Servicer, as the case may be. Upon return of such Mortgage File (or portion thereof) to the Trustee or the related Custodian, or the delivery to the Trustee of a certificate of a Servicing Officer of the Special Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account pursuant to Section 3.04(a) have been or will be so deposited, or that such Mortgage Loan has become an REO Property, the Request for Release shall be released by the Trustee to the Master Servicer or the Special Servicer, as applicable.

            (c) The Trustee, if requested, shall promptly (but in no event later than four (4) Business Days following such request) execute and deliver to the Special Servicer any court pleadings, requests for trustee's sale or other documents furnished by the Special Servicer and certified by it as being necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity or for any other purpose necessary or advisable in the reasonable, good faith judgment of the Special Servicer; provided, however, that the Special Servicer shall be responsible for the preparation of all such documents and pleadings; and when submitted to the Trustee for signature, such documents or pleadings shall be accompanied by a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

            SECTION 3.11 Servicing Compensation; Interest on Servicing Advances; Payment of Certain Expenses; Obligations of the Trustee Regarding Back-up Servicing Advances.

            (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee with respect to each Mortgage Loan (including, without limitation, each Specially Serviced Mortgage Loan) and REO Loan. As to each such Mortgage Loan and REO Loan, the Master Servicing Fee shall accrue at the applicable Master Servicing Fee Rate on the Stated Principal Balance as of the Due Date in the immediately preceding Collection Period and for the same number of days respecting which any related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed under the terms of the related Mortgage Note (as such terms may be changed or modified at any time following the Original Closing Date) and applicable law, and without giving effect to any Excess Interest that may accrue on any ARD Loan after its Anticipated Repayment Date. The Servicing Fees with respect to HVB Loan No. 510238 or HVB Loan No. 540310 shall be expenses of REMIC I in respect of the related Loan REMIC Regular Interests, payable at the same time and in the same manner as any other Servicing Fees. The Master Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Earned but unpaid Master Servicing Fees shall be payable monthly, on a loan-by-loan basis, from payments of interest on each Mortgage Loan and REO Revenues allocable as interest on each REO Loan. The Master Servicer shall be entitled to recover unpaid Master Servicing Fees in respect of any Mortgage Loan or REO Loan out of Insurance Proceeds or Liquidation Proceeds, to the extent permitted by Section 3.05(a). The right to receive the Master Servicing Fee may not be transferred in whole or in part except in accordance with the following paragraph, except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement or except as provided in Section 3.22(d). The Master Servicer shall, monthly out of its Master Servicing Fee, pay to any Sub-Servicer retained by the Master Servicer such Sub-Servicer's sub-servicing fee (including, without limitation, any Primary Servicing Fee, if applicable), to the extent such Sub-Servicer is entitled thereto under the applicable Sub-Servicing Agreement.

            ORIX may, at its option and at its expense, sell or pledge the rights to the "Transferable Portion" (as hereinafter defined) of its Master Servicing Fee; provided that in the event of any resignation or termination of ORIX (or any successor thereto) as Master Servicer, the rights of ORIX or any transferee of such Transferable Portion shall terminate (except for the right to receive the Excess Portion (as defined below), if any, on any Distribution Date as set forth in the penultimate sentence of this paragraph). In the event of the appointment of a successor Master Servicer, the Trustee shall cooperate with ORIX to attempt to appoint a successor (which may be the Trustee) which, subject to the Trustee's satisfaction as to quality of servicing and the best interests of Certificateholders and the requirements of Article VII of this Agreement, will perform the services of the Master Servicer for payment of an amount (the "Successor Servicer Retained Fee") less than the full Master Servicing Fee expressed as a fixed number of basis points such that the Transferable Portion is reduced only to the extent reasonably necessary (in the sole discretion of the Trustee) to provide market rate compensation (except that the Transferable Portion shall be reduced to zero during any period for which the Trustee serves as successor servicer hereunder by reason of a default by the Master Servicer). If, and only if, the successor Master Servicer shall have so agreed to perform such services for less than the full Master Servicing Fee, then while such successor Master Servicer will be entitled to receive the full Master Servicing Fee, it shall pay the excess of the Transferable Portion (which would otherwise be payable) over the Successor Servicer Retained Fee on each Distribution Date (any such excess, the "Excess Portion") to ORIX or any transferee of the Transferable Portion, as applicable, at such time and to the extent the Master Servicer is entitled to receive payment of the Master Servicing Fees under this Agreement, notwithstanding any termination of ORIX under this Agreement. If the successor Master Servicer shall not have agreed to perform such services for such lesser amount, the rights of ORIX or any transferee to the Transferable Portion shall terminate. The "Transferable Portion" of the Master Servicing Fee is the amount by which the Master Servicing Fee exceeds the sum of (i) the Primary Servicing Fee, (ii) the Standby Fee and (iii) the amount of the related Master Servicing Fee calculated using a rate of 0.02% per annum.

            (b)   The  Master   Servicer  shall  be  entitled  to  receive  as
additional servicing compensation:

               (i) Default Charges (subject, however, to Section 3.05(a)(viii) of this Agreement), assumption fees, modification fees, charges for beneficiary statements or demands and any similar fees (excluding Prepayment Premiums), in each case to the extent actually paid for the related Collection Period by a Mortgagor with respect to a Mortgage Loan that is not a Specially Serviced Mortgage Loan;

               (ii) amounts collected for checks returned for insufficient funds, to the extent actually paid by a Mortgagor with respect to any Mortgage Loan;

               (iii) any Prepayment Interest Excesses collected on the Mortgage Loans (subject, however, to Section 3.19(e) of this Agreement);

               (iv) interest or other income earned on deposits in the Certificate Account, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the Certificate Account for each Collection Period); and

               (v) to the extent not required to be paid to any Mortgagor under applicable law or under the related Mortgage, any interest or other income earned on deposits in the Servicing Accounts maintained by the Master Servicer;

provided that with respect to the items of additional servicing compensation set forth in clauses (i), (ii) and (v) above, the Master Servicer shall, in turn, pay the amounts described therein to the related Sub-Servicer to the extent such Sub-Servicer is entitled thereto under the applicable Sub-Servicing Agreement.

            The Master Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any Sub-Servicer retained by it and the premiums for any blanket policy insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Certificate Account, or Servicing Accounts or Reserve Accounts, as applicable, and the Master Servicer shall not be entitled to reimbursement therefor except as expressly provided in this Agreement.

            (c) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Loan. As to each Specially Serviced Mortgage Loan and REO Loan, the Special Servicing Fee shall accrue from time to time at the Special Servicing Fee Rate on the Stated Principal Balance as of the Due Date in the immediately preceding Collection Period and for the same number of days respecting which any related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed under the terms of the related Mortgage Note (as such terms may be modified at any time following the Original Closing Date) and applicable law, and without giving effect to any Excess Interest that may accrue on any ARD Loan after its Anticipated Repayment Date. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof or it becomes a Corrected Mortgage Loan. Earned but unpaid Special Servicing Fees shall be payable monthly out of general collections on the Mortgage Loans and any REO Properties on deposit in the Certificate Account pursuant to Section 3.05(a).

            As further compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Standby Fee with respect to each Mortgage Loan and each REO Loan. As to each Mortgage Loan and each REO Loan, the Standby Fee shall accrue in the same manner as the Master Servicing Fee from time to time at the Standby Fee Rate on the basis of the same principal amount and for the same number of days respecting which any related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed under the terms of the related Mortgage Note (as such terms may be modified at any time following the Original Closing Date) and applicable law, and without giving effect to any Excess Interest that may accrue on any ARD Loan after its Anticipated Repayment Date. Standby Fees shall be payable monthly by the Master Servicer on a loan-by-loan basis out of its Master Servicing Fees received or as advanced by the Master Servicer with respect to each Mortgage Loan and each REO Loan.

            As further compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Workout Fee with respect to each Corrected Mortgage Loan, unless the basis on which such Mortgage Loan became a Corrected Mortgage Loan was the remediation of a circumstance or condition relating to the related Mortgage Loan Seller's obligation to repurchase such Mortgage Loan pursuant to Section 2.03, in which case, if such Mortgage Loan is repurchased within the 90-day period (or, if an additional 90-day extension is permitted under Section 2.03, 180-day period) described in Section 2.03(a), no Workout Fee will be payable from or based upon the receipt of, any Purchase Price paid by the related Mortgage Loan Seller in satisfaction of such repurchase obligation. Furthermore, no Workout Fees will be payable from or based upon the receipt of any Liquidation Proceeds paid by any Majority Certificateholder of the Controlling Class, or the Master Servicer in connection with the purchase of all the Mortgage Loans and any REO Properties in the Trust Fund pursuant to Section 9.01 hereof. As to each Corrected Mortgage Loan, subject to the exceptions provided for in the two preceding sentences, the Workout Fee shall be payable from, and shall be calculated by application of the Workout Fee Rate to, each collection of interest (other than Default Interest and, in the case of an ARD Loan after its Anticipated Repayment Date, Excess Interest) and principal received on such Mortgage Loan for so long as it remains a Corrected Mortgage Loan. The Workout Fee with respect to any Corrected Mortgage Loan will cease to be payable if a Servicing Transfer Event occurs with respect thereto or if the related Mortgaged Property becomes an REO Property; provided that a new Workout Fee will become payable if and when such Mortgage Loan again becomes a Corrected Mortgage Loan. If the Special Servicer is terminated other than for cause or resigns in accordance with clause (ii) of the first paragraph of Section 6.04, it shall retain the right to receive any and all Workout Fees payable in respect of Mortgage Loans that became Corrected Mortgage Loans during the period that it acted as Special Servicer and were still such at the time of such termination or resignation (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such Mortgage Loan ceases to be payable in accordance with the preceding sentence.

            As further compensation for its activities hereunder, the Special Servicer shall also be entitled to receive a Liquidation Fee with respect to each Specially Serviced Mortgage Loan or REO Property as to which it receives any partial or unscheduled payment, or full or discounted payoff from the related Mortgagor or any Liquidation Proceeds (other than in connection with the purchase of any such Specially Serviced Mortgage Loan or REO Property by the Special Servicer pursuant to Section 3.18, by the Master Servicer, the Special Servicer or the Majority Certificateholder of the Controlling Class pursuant to
Section 3.18 or Section 9.01, or by the related Mortgage Loan Seller pursuant to
Section 2.03 within 90 days (or, if an additional 90-day extension is permitted, 180 days) of its discovery or notice of the breach or Document Defect that gave rise to the repurchase obligation, and other than in connection with the condemnation or other governmental taking of a Mortgaged Property or REO Property). As to each such Specially Serviced Mortgage Loan or REO Property, the Liquidation Fee shall be payable from, and shall be calculated by application of the Liquidation Fee Rate to, such full or discounted payoff and/or Liquidation Proceeds, (excluding any portion of such payoff and/or proceeds that represents accrued but unpaid Excess Interest with respect to an ARD Loan after its Anticipated Repayment Date or accrued but unpaid Default Interest); provided that no Liquidation Fee will be payable with respect to any such Specially Serviced Mortgage Loan that becomes a Corrected Mortgage Loan; and provided, further, that (without limiting the Special Servicer's right to any Workout Fee that is properly payable therefrom), no Liquidation Fee will be payable from, or based upon the receipt of, Liquidation Proceeds collected as a result of any purchase of a Specially Serviced Mortgage Loan or REO Property described in the parenthetical to the first sentence of this paragraph or in connection with a condemnation or other governmental taking of a Mortgaged Property or REO Property.

            Notwithstanding anything to the contrary herein, a Liquidation Fee and a Workout Fee relating to the same Mortgage Loan shall not be paid from the same proceeds on or with respect to such Mortgage Loan.

            The Special Servicer's right to receive the Special Servicing Fee, the Standby Fee, the Workout Fee and/or the Liquidation Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement.

            (d) The Special Servicer shall be entitled to receive as additional special servicing compensation:

               (i) (A) to the extent allocable to the period when any Mortgage Loan is a Specially Serviced Mortgage Loan or to the extent allocable to an REO Loan, any Net Default Charges actually collected on such Mortgage Loan or REO Loan for the related Collection Period, as the case may be; provided, however, that only those Net Default Charges which accrue on or after the Mortgage Loan becomes a Specially Serviced Mortgage Loan shall be payable hereunder, and (B) assumption fees, modification fees, charges for beneficiary statements or demands and any similar fees (excluding Prepayment Premiums) actually collected on or with respect to Specially Serviced Mortgage Loans or REO Loans; and

               (ii) interest or other income earned on deposits in the REO Account, if established, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the REO Account for each Collection Period).

            To the extent the amounts described in clause (i)(B) of the preceding paragraph are collected by the Master Servicer, the Master Servicer shall promptly pay such amounts to the Special Servicer and shall not be required to deposit such amounts in the Certificate Account pursuant to Section 3.04(a). Additional servicing compensation to which the Master Servicer (or, if so provided by the applicable Sub-Servicing Agreement, any Sub-Servicer retained thereby) is entitled pursuant to Section 3.11(b) in the form of assumption fees, modification fees, charges for beneficiary statements or demands and any similar fees (excluding Prepayment Premiums) collected by the Special Servicer on Mortgage Loans that are not Specially Serviced Mortgage Loans or REO Loans, or in the form of amounts collected for checks returned for insufficient funds with respect to any Mortgage Loans (including, without limitation, Specially Serviced Mortgage Loans), shall be paid promptly to the Master Servicer by the Special Servicer.

            The Special Servicer shall be required to pay out of its own funds all overhead, general and administrative expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any Sub-Servicers retained by it and the premiums for any blanket policy obtained by it insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Certificate Account or the REO Account and the Master Servicer is not required to advance such expenses at the direction of the Special Servicer, and the Special Servicer shall not be entitled to reimbursement except as expressly provided in this Agreement.

            (e) If the Master Servicer is required under this Agreement to make a Servicing Advance, but does not do so within 15 days after such Servicing Advance is required to be made, the Trustee shall, if it has actual knowledge of such failure on the part of the Master Servicer, give notice of such failure to the Master Servicer. If such Servicing Advance is not made by the Master Servicer within five (5) Business Days after such notice, then (subject to Section 3.11(g) below) the Trustee shall make such Servicing Advance. Any failure by the Master Servicer to make a Servicing Advance it is required to make hereunder shall constitute an Event of Default by the Master Servicer, subject to and as provided in Section 7.01(a).

            (f) As and to the extent permitted by Section 3.05(a), the Master Servicer and the Trustee shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each Servicing Advance made thereby (out of its own funds) for so long as such Servicing Advance is outstanding, and such interest will be paid: first, out of any Default Charges collected on or in respect of the related Mortgage Loan during, and allocable to, the period, if any, that it was a Specially Serviced Mortgage Loan or an REO Loan); and second, at any time coinciding with or following the reimbursement of such Servicing Advance, out of general collections on the Mortgage Loans and any REO Properties on deposit in the Certificate Account. As and to the extent provided in Sections 3.03(a) and 3.05(a), the Master Servicer shall reimburse itself or the Trustee, as appropriate, for any Servicing Advance made thereby as soon as practicable after funds available for such purpose are deposited in the Certificate Account or a Servicing Account.

            (g) Notwithstanding anything to the contrary set forth herein, neither the Master Servicer (at the direction of the Special Servicer in the case of Specially Serviced Mortgage Loans) nor the Trustee shall be required to make any Servicing Advance (including, without limitation, an Emergency Advance) that it determines in its reasonable, good faith judgment would constitute a Nonrecoverable Servicing Advance. In addition, Nonrecoverable Servicing Advances shall be reimbursable pursuant to Section 3.05(a)(vii) out of general collections on the Mortgage Pool on deposit in the Certificate Account. The determination by the Master Servicer or, if applicable, the Trustee, that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be evidenced by an Officer's Certificate delivered promptly to the Trustee (or, if applicable, retained thereby), the Depositor, the Special Servicer and the Rating Agencies, setting forth the basis for such determination, together with (if such determination is prior to the liquidation of the related Mortgage Loan or REO Property) a copy of an Appraisal of the related Mortgaged Property or REO Property, as the case may be, which shall have been performed within the twelve months preceding such determination, and further accompanied by any other information, including, without limitation, engineers' reports, environmental surveys, inspection reports, rent rolls, income and expense statements or similar reports, that the Master Servicer or the Special Servicer may have obtained and that supports such determination. If such an Appraisal shall not have been required and performed pursuant to the terms of this Agreement, the Master Servicer (at the direction of the Special Servicer in the case of Specially Serviced Mortgage Loans) may, subject to its reasonable and good faith determination that such Appraisal will demonstrate the nonrecoverability of a Servicing Advance, obtain an Appraisal for such purpose at the expense of the Trust. The Trustee shall be entitled to rely on any determination of nonrecoverability that may have been made by the Master Servicer (at the direction of the Special Servicer in the case of Specially Serviced Mortgage Loans) with respect to a particular Servicing Advance, and the Master Servicer shall be entitled to rely on any determination of nonrecoverability that may have been made by the Special Servicer with respect to a particular Servicing Advance.

            (h) Notwithstanding anything to the contrary set forth herein, the Master Servicer shall (at the direction of the Special Servicer if a Specially Serviced Mortgage Loan or an REO Property is involved) pay directly out of the Certificate Account any servicing expense that, if paid by the Master Servicer or the Special Servicer, would constitute a Nonrecoverable Servicing Advance; provided that the Master Servicer (or the Special Servicer, if a Specially Serviced Mortgage Loan or an REO Property is involved) has determined in accordance with the Servicing Standard that making such payment is in the best interests of the Certificateholders (as a collective whole), as evidenced by an Officer's Certificate delivered promptly to the Trustee, the Depositor and the Rating Agencies, setting forth the basis for such determination and accompanied by any information that the Master Servicer or the Special Servicer may have obtained that supports such determination.

            SECTION 3.12    Inspections; Collection  of Financial Statements.

            (a) Commencing in 2001, the Master Servicer or, in the case of any inspection required to be performed 60 days after delinquency, the Special Servicer, shall, at its own cost and expense, inspect or cause the inspection of each Mortgaged Property at least once every two years (or, if the related Mortgage Loan has a then current balance greater than $2,000,000, at least once every year) and 60 days after delinquency, provided that at least 50% of the Mortgaged Properties (by both number and aggregate Stated Principal Balances of the related Mortgage Loans) will be inspected each year by the Master Servicer (or an entity employed by the Master Servicer for such purpose) or, in accordance with the second succeeding sentence, by the Special Servicer. The Master Servicer shall be responsible for such inspections only in respect of (i) Mortgage Loans that are not Specially Serviced Mortgage Loans and (ii) Corrected Mortgage Loans. The Special Servicer, subject to statutory limitations or limitations set forth in the related Mortgage Loan documents, shall perform or cause to be performed a physical inspection of a Mortgaged Property as soon as practicable after the servicing of the related Mortgage Loan is transferred thereto pursuant to Section 3.21(a) and annually thereafter so long as it is a Specially Serviced Mortgage Loan. The Master Servicer and the Special Servicer shall each prepare or cause to be prepared as soon as reasonably possible a written report of each such inspection performed or caused to be performed thereby detailing the condition of the Mortgaged Property and specifying the existence of (i) any vacancy in the Mortgaged Property that is, in the reasonable judgment of the Master Servicer or Special Servicer (or their respective designees), as the case may be, material and is evident from such inspection, (ii) any abandonment of the Mortgaged Property, (iii) any change in the condition or value of the Mortgaged Property that is, in the reasonable judgment of the Master Servicer or Special Servicer (or their respective designees), as the case may be, material and is evident from such inspection, or
(iv) any waste on or deferred maintenance in respect of the Mortgaged Property that is evident from such inspection or (v) any capital improvements made that are evident from such inspection. The Master Servicer and Special Servicer each shall (i) within 15 days of the preparation thereof, deliver to the Directing Certificateholder, the Rating Agencies, each other and the Trustee, which shall then, as required by Section 8.12(b), upon written request of a Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificateholder, deliver to such Holder a copy of and (ii) upon request by any such Person, promptly discuss therewith the contents of each such written report prepared or caused to be prepared by or on behalf of it. Furthermore, the Master Servicer shall obtain (and shall deliver to the requesting party and the Trustee) such additional information with respect to the matters addressed in such written report as the Special Servicer, and/or the Directing Certificateholder, may reasonably request and shall cooperate with and reasonably assist the Special Servicer in making direct inquiries with any Mortgagor to the extent any such direct inquiry by the Special Servicer would not violate the terms of any applicable Sub-Servicing Agreement; provided that if the Special Servicer or any such Certificateholder shall desire such an inquiry to be made of a Mortgagor, and if the subject Mortgage Loan is then being primary serviced by a Sub-Servicer, then the Master Servicer shall in each instance (regardless of whether such Mortgage Loan was originated by such Sub-Servicer), unless otherwise agreed by such Sub-Servicer, first request that such Sub-Servicer make such inquiry (and the Master Servicer or the Special Servicer may contact such Mortgagor directly in such instance if such request has been so made to such Sub-Servicer and the requested information has not thereafter been obtained by such Sub-Servicer within a reasonable time). The Trustee shall make available to Certificateholders, Certificate Owners and prospective Certificateholders and Certificate Owners (which prospective Certificateholders and Certificate Owners have been certified to it as such by a Certificateholder or a Certificate Owner), in accordance with Section 8.12(b), copies of all the written reports delivered to it pursuant to this Section 3.12(a) and, if and to the extent delivered to it in a written or electronic format, the related additional information referred to in the preceding sentence. In the absence of actual knowledge that the Master Servicer or the Special Servicer is in default under this Section 3.12(a), the Trustee shall have no obligation to confirm that inspections of the Mortgaged Properties are being performed in accordance with this Section 3.12(a). The preceding sentence notwithstanding, in the event the Trustee has received, as of December 31 of any calendar year, inspection reports with respect to less than 50% of the Mortgaged Properties as set forth in the first sentence of this Section 3.12(a), the Trustee shall notify the Master Servicer of such fact in writing on or before January 31 of the immediately succeeding calendar year. The notice provided by the Trustee to the Master Servicer of the deficiency in the number of inspection reports provided to the Trustee, shall constitute notice "requiring the same to be remedied" within the meaning of Section 7.01(a)(vi) hereof and shall so state on its face. If the Master Servicer does not provide satisfactory evidence (which shall include the presentation of the required reports) of the performance of the number of inspections required pursuant to the first sentence of this Section 3.12(a) within 30 days of such notice, the Master Servicer shall be deemed to have failed duly to observe and perform in all material respects its covenants and agreements set forth in this Section 3.12(a).

            (b) The Special Servicer, in the case of the Specially Serviced Mortgage Loans and REO Properties, and the Master Servicer, in the case of all other Mortgage Loans, shall make reasonable efforts to collect or otherwise obtain promptly (from the related Mortgagor in the case of a Mortgage Loan) annual, quarterly or other periodic operating statements and rent rolls of the related Mortgaged Property or REO Property (and financial statements of the related Mortgagor in the case of a Mortgage Loan), whether or not delivery of such items is required pursuant to the terms of the related Mortgage. The Special Servicer, in the case of the Specially Serviced Mortgage Loans and REO Properties, and the Master Servicer, in the case of all other Mortgage Loans, shall promptly: (i) review all such items as may be collected; (ii) subject to
Section 4.02(b), prepare written reports based on such reviews identifying the revenues, expenses, Net Operating Income`and Debt Service Coverage Ratios for the related Mortgage Loans, REO Loans and the related Mortgaged Properties and any extraordinary increases or decreases in expenses or revenues associated with the related Mortgaged Properties and REO Properties (or, in the case of Specially Serviced Mortgage Loans shall deliver such reports or related data fields as reasonably requested by the Master Servicer); and (iii) subject to
Section 4.02(b), deliver copies of the collected items supporting the reports, and deliver the written reports prepared in respect thereof, upon request, to the Directing Certificateholder, the Rating Agencies, each other and the Trustee, in each case within 30 days of the later of receipt of such collected items or request pursuant to Section 4.02(b), as applicable (it being understood and agreed that with respect to Mortgage Loans (including, without limitation, Specially Serviced Mortgage Loans) that are primary serviced by a Sub-Servicer, such collected items shall be deemed to have been received by the Master Servicer or the Special Servicer, as the case may be, at the same time they are received by the applicable Sub-Servicer); and (iv) promptly upon the request of any Person referred in the immediately preceding clause (iii), to discuss therewith the contents of the collected items and the written reports referred to in the immediately preceding clause (iii). Furthermore, the Master Servicer shall obtain (and shall deliver to the requesting party and the Trustee) such additional information with respect to the matters addressed in the collected items and written reports referred to above as the Special Servicer, and/or the Directing Certificateholder, and/or a Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificateholder, may reasonably request and shall cooperate with and reasonably assist the Special Servicer in making direct inquiries with any Mortgagor to the extent any such direct inquiry by the Special Servicer would not violate the terms of any applicable Sub-Servicing Agreement; provided that if the Special Servicer or any such Certificateholder shall desire such an inquiry to be made of a Mortgagor, and if the subject Mortgage Loan is then being primary serviced by a Sub-Servicer, then the Master Servicer shall in each instance (regardless of whether such Mortgage Loan was originated by such Sub-Servicer), unless otherwise agreed by such Sub-Servicer, first request that such Sub-Servicer make such inquiry (and the Master Servicer or the Special Servicer may contact such Mortgagor directly in such instance if such request has been so made to such Sub-Servicer and the requested information has not thereafter been obtained by such Sub-Servicer within a reasonable time). The Trustee shall make available to Certificateholders, Certificate Owners and prospective Certificateholders and Certificate Owners (which prospective Certificateholders and Certificate Owners have been certified to it as such by a Certificateholder or a Certificate Owner), in accordance with Section 8.12(b), copies of all the written reports delivered to it pursuant to this Section 3.12(b) and, if and to the extent delivered to it in written or electronic format, the related additional information referred to in the preceding sentence. In the absence of actual knowledge that the Master Servicer or the Special Servicer is in default under this Section 3.12(b), the Trustee shall have no obligation to confirm that the Master Servicer or the Special Servicer has or is attempting to collect any of the items described above in this Section 3.12(b).

            SECTION 3.13      Annual Statement as to Compliance.

            Each of the Master Servicer and the Special Servicer will deliver to the Rating Agencies, the Depositor and the Trustee, which shall, as required by
Section 8.12(b), upon written request of a Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificateholder, deliver a copy to such Holder, with a copy to the Depositor, on or before April 30 of each year, beginning April 30, 2001, an Officer's Certificate stating that (i) a review of the activities of the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year, and of its performance under this Agreement during such calendar year, has been made under the signing officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the Special Servicer, as the case may be, has in all material respects fulfilled all of its obligations under this Agreement throughout such calendar year, or, if there has been a material default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, and (iii) the Master Servicer or the Special Servicer, as the case may be, has received no notice regarding the qualification or status as a REMIC of, or otherwise asserting a tax (other than ad valorem real property taxes or other similar taxes on REO Property) on the income or assets of, any portion of the Trust Fund from the Internal Revenue Service or from any other governmental agency or body or, if it has received any such notice, specifying the details thereof. The signing officer shall have no personal liability with respect to the content of any such statement, and the Master Servicer or the Special Servicer, as the case may be, shall be deemed to have made such statement and shall assume any liability resulting therefrom.

            The Master Servicer and the Special Servicer, to the extent applicable, will reasonably cooperate with the Depositor in conforming any Officer's Certificate delivered pursuant to this Section 3.13 to requirements imposed by the Commission on the Depositor in connection with the Commission's issuance of a no-action letter relating to the Depositor's reporting requirements in respect of the Trust pursuant to the Exchange Act.

            SECTION 3.14      Reports by Independent Public Accountants.

            On or before April 30 of each year, beginning April 30, 2001 (or, as to any such year, such earlier date as is contemplated by the last sentence of this paragraph), each of the Master Servicer and the Special Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor, the Rating Agencies and the Trustee, which shall promptly deliver a copy to the Directing Certificateholder and, as required by Section 8.12(b), upon request of a Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificateholder, to such Holder, to the effect that such firm has examined such documents and records as it has deemed necessary and appropriate relating to the Master Servicer's or the Special Servicer's, as the case may be, servicing of the Mortgage Loans under this Agreement or the servicing of mortgage loans similar to the Mortgage Loans under substantially similar agreements for the preceding calendar year (or during the period from the date of commencement of the Master Servicer's or the Special Servicer's, as the case may be, duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance with similar agreements except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers require it to report, in which case such exceptions and errors shall be so reported. In rendering its report such firm may rely, as to matters relating to the direct servicing of securitized commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers. If the Depositor notifies the Trustee, the Master Servicer and the Special Servicer on or before March 1 of any year that such statements are required to be filed with the Commission as part of the Form 10-K for the Trust covering the prior calendar year, each of the Master Servicer and the Special Servicer shall deliver such statement in respect of it by March 15 of such year.

            The Master Servicer and the Special Servicer, to the extent applicable, will reasonably cooperate with the Depositor in conforming any reports delivered pursuant to this Section 3.14 to requirements imposed by the Commission on the Depositor in connection with the Commission's issuance of a no-action letter relating to the Depositor's reporting requirements in respect of the Trust pursuant to the Exchange Act.

            SECTION 3.15      Access to Certain Information.

            Each of the Master Servicer and the Special Servicer shall provide or cause to be provided to the other such party, the Depositor, the Trustee and the Rating Agencies and to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans and the other assets of the Trust Fund that are within its control which may be required by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it.

            SECTION 3.16   Title to REO Property; REO Account.

            (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee or its nominee on behalf of the Certificateholders and the Trustee as holder of the related Loan REMIC Regular Interests and the REMIC I Regular Interests. The Special Servicer shall sell any REO Property by the end of the third calendar year beginning after the year in which the Trust acquires ownership of such REO Property for purposes of
Section 860G(a)(8) of the Code, unless the Special Servicer either (i) is granted an extension of time (an "REO Extension") by the Internal Revenue Service to sell such REO Property or (ii) obtains for the Trustee and the REMIC Administrator an Opinion of Counsel, addressed to the Trustee, and the REMIC Administrator, to the effect that the holding by the Trust of such REO Property subsequent to the end of the third calendar year beginning after the year in which such acquisition occurred, will not result in the imposition of taxes on "prohibited transactions" of the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III as defined in Section 860F of the Code or cause either of the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Special Servicer is granted the REO Extension contemplated by clause (i) of the immediately preceding sentence or obtains the Opinion of Counsel contemplated by clause (ii) of the immediately preceding sentence, the Special Servicer shall sell such REO Property within such period longer than three years following the year that such property was acquired, as is permitted by such REO Extension or such Opinion of Counsel, as the case may be. Any reasonable expense incurred by the Special Servicer in connection with its being granted the REO Extension contemplated by clause (i) of the second preceding sentence or its obtaining the Opinion of Counsel contemplated by clause (ii) of the second preceding sentence, shall be an expense of the Trust payable out of the Certificate Account pursuant to
Section 3.05(a)~ Any REO Extension shall be requested by the Special Servicer no later than 60 days before the end of the third calendar year following the year in which the Trust acquired ownership of the related REO Property.

            (b) The Special Servicer shall segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Acquisition shall occur, the Special Servicer shall establish and maintain one or more accounts (collectively, the "REO Account"), to be held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from each REO Property. The REO Account shall be an Eligible Account and may consist of one account for all the REO Properties. The Special Servicer shall deposit, or cause to be deposited, in the REO Account, within two Business Days of receipt, all REO Revenues, Liquidation Proceeds (net of all Liquidation Expenses paid therefrom) and Insurance Proceeds received in respect of an REO Property. The Special Servicer is authorized to pay out of related Liquidation Proceeds any Liquidation Expenses incurred in respect of an REO Property and outstanding at the time such proceeds are received. Funds in the REO Account may be invested only in Permitted Investments in accordance with
Section 3.06. The Special Servicer shall be entitled to make withdrawals from the REO Account to pay itself, as additional servicing compensation in accordance with Section 3.11(d), interest and investment income earned in respect of amounts held in the REO Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the REO Account for any Collection Period). The Special Servicer shall give notice to the other parties hereto of the location of the REO Account when first established and of the new location of the REO Account prior to any change thereof.

            (c) The Special Servicer shall withdraw from the REO Account funds necessary for the proper operation, management, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account relating to such REO Property. Within one Business Day following the end of each calendar month, the Special Servicer shall withdraw from the REO Account and deposit into the Certificate Account or deliver to the Master Servicer (which shall deposit such amounts into the Certificate Account) the aggregate of all amounts received in respect of each REO Property during such Collection Period, net of any withdrawals made out of such amounts pursuant to the preceding sentence; provided that the Special Servicer may retain in the REO Account such portion of proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, maintenance and disposition of the related REO Property (including without limitation the creation of a reasonable reserve for repairs, replacements and necessary capital improvements and other related expenses), such reserve not to exceed an amount sufficient to cover such items to be incurred during the following twelve-month period.

            (d) The Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16(b) or (c).

            (e) The REO Properties and the related REO Accounts with respect to HVB Loan No. 510238 and HVB Loan No. 540310 shall be treated as assets of the related Loan REMICs for all purposes of this Agreement.

            SECTION 3.17   Management of REO Property.

            (a) If title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect, operate and lease such REO Property for the benefit of the Certificateholders solely for the purpose of its timely disposition and sale in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code. Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are in the best interests of and for the benefit of the Certificateholders (as determined by the Special Servicer in its good faith and reasonable judgment). Subject to this Section 3.17, the Special Servicer may earn "net income from foreclosure property" within the meaning of Code Section 860G(d) if it determines that earning such income is in the best interests of Certificateholders on a net after-tax basis as compared with net leasing such REO Property or operating such REO Property on a different basis. In connection therewith, the Special Servicer shall deposit or cause to be deposited on a daily basis (and in no event later than the second Business Day following receipt of such funds) in the applicable REO Account all revenues received by it with respect to each REO Property and the related REO Loan, and shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to such REO Property, funds necessary for the proper operation, management, leasing and maintenance of such REO Property, including, without limitation:

               (i) all insurance premiums due and payable in respect of such REO Property;

               (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

               (iii) any ground rents in respect of such REO Property, if applicable; and

               (iv) all costs and expenses necessary to maintain and lease such REO Property.

            To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in clauses (i) through (iv) above with respect to such REO Property, the Special Servicer shall, subject to Section 3.19(d), direct the Master Servicer to make (and the Master Servicer shall so make) Servicing Advances in such amounts as are necessary for such purposes unless (as evidenced in the manner contemplated by Section 3.11(g)) the Special Servicer or the Master Servicer determines, in its reasonable, good faith judgment, that such payment would be a Nonrecoverable Servicing Advance.

            (b) Without limiting the generality of the foregoing, the Special Servicer shall not:

               (i) permit the Trust Fund to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

               (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

               (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than 10% of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

               (iv) Directly Operate, or allow any other Person, other than an Independent Contractor, to Directly Operate, any REO Property on any date more than 90 days after its acquisition date;

unless, in any such case, the Special Servicer has obtained an Opinion of Counsel (the cost of which shall be paid by the Master Servicer as a Servicing Advance) to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

            (c) The Special Servicer shall contract with any Independent Contractor for the operation and management of any REO Property within 90 days of the acquisition date thereof, provided that:

               (i) the terms and conditions of any such contract may not be inconsistent herewith and shall reflect an agreement reached at arm's length;

               (ii) the fees of such Independent Contractor (which shall be an expense of the Trust Fund) shall be reasonable and customary in light of the nature and locality of the REO Property;

               (iii) any such contract shall require, or shall be administered to require, that the Independent Contractor (A) pay all costs and expenses incurred in connection with the operation and management of such REO Property, including, without limitation, those listed in subsection (a) hereof, and (B) remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer upon receipt;

               (iv) none of the provisions of this Section 3.17(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

               (v) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

            The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

            (d) When and as necessary, the Special Servicer shall send to the Trustee and the Master Servicer a statement prepared by the Special Servicer setting forth the amount of net income or net loss, as determined for federal income tax purposes, resulting from the operation and management of a trade or business on, the furnishing or rendering of a non-customary service to the tenants of, or the receipt of any other amount not constituting Rents from Real Property in respect of, any REO Property in accordance with Sections 3.17(a) and 3.17(b).

            SECTION 3.18   Sale of Defaulted Mortgage Loans and REO Properties.

            (a) The parties hereto may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this Section 3.18 or as otherwise expressly provided in or contemplated by Sections 2.03 and 9.01.

            (b) If the Special Servicer has determined, in its good faith and reasonable judgment, that any Defaulted Mortgage Loan will become the subject of a foreclosure sale or similar proceeding, and that the sale of such Mortgage Loan under the circumstances provided in this Section 3.18(b) or in Section 3.18(c) is in accordance with the Servicing Standard, the Special Servicer shall promptly so notify in writing the Trustee, the Master Servicer and each Rating Agency, and the Trustee shall, within 10 days after receipt of such notice, notify all the Certificateholders of the Controlling Class. The Majority Certificateholder of the Controlling Class may at its option purchase from the Trust, at a price equal to the applicable Purchase Price, any such Defaulted Mortgage Loan. The Purchase Price for any Mortgage Loan purchased under this paragraph (b) shall be deposited into the Certificate Account, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Certificateholder(s) effecting such purchase (or any designee thereof) the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Certificateholder(s) effecting such purchase (or any designee thereof) ownership of such Mortgage Loan. In connection with any such purchase, the Special Servicer shall deliver the related Servicing File to the Certificateholder(s) effecting such purchase (or any designee thereof).

            (c) If the Majority Certificateholder of the Controlling Class has not purchased any Defaulted Mortgage Loan described in the first sentence of
Section 3.18(b) within 15 days of its having received notice in respect thereof pursuant to Section 3.18(b) above, either the Special Servicer or, subject to the Special Servicer's prior rights in such regard, the Master Servicer may at its option purchase such Mortgage Loan from the Trust, at a price equal to the Purchase Price. The Purchase Price for any such Mortgage Loan purchased under this paragraph (c) shall be deposited into the Certificate Account, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Master Servicer or the Special Servicer, as applicable, the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Master Servicer or the Special Servicer, as applicable, the ownership of such Mortgage Loan. In connection with any such purchase by the Master Servicer, the Special Servicer shall deliver the related Servicing File to the Master Servicer.

            (d) The Special Servicer may offer to sell or otherwise realize upon any Defaulted Mortgage Loan not otherwise purchased pursuant to Section 3.18(b) or Section 3.18(c) above, if and when the Special Servicer determines, consistent with the Servicing Standard, that such a sale would be in the best economic interests of the Trust. Such offer shall be made in a commercially reasonable manner (which, for purposes hereof, includes an offer to sell without representation or warranty other than customary warranties of title, loan status, condition and similar customary matters, if liability for breach thereof is limited to recourse against the Trust) for a period of not less than 30 days. Unless the Special Servicer determines that acceptance of any offer would not be in the best economic interests of the Trust, the Special Servicer shall accept the highest cash offer received from any Person that constitutes a fair price for such Mortgage Loan. In the absence of any offer determined as provided below to be fair, the Special Servicer shall proceed with respect to such Defaulted Mortgage Loan in accordance with Section 3.09 and, otherwise, in accordance with the Servicing Standard.

            The Special Servicer shall use its best efforts to solicit offers for each REO Property in such manner as will be reasonably likely to realize a fair price within the time period provided for by Section 3.16(a). The Special Servicer shall accept the first (and, if multiple offers are received contemporaneously, highest) cash offer received from any Person that constitutes a fair price (determined pursuant to Section 3.18(e) below) for such REO Property. If the Special Servicer reasonably believes that it will be unable to realize a fair price (determined pursuant to Section 3.18(e) below) for any REO Property within the time constraints imposed by Section 3.16(a), the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances and, in connection therewith, shall accept the highest outstanding cash offer, regardless of from whom received.

            The Special Servicer shall give the Trustee and the Master Servicer not less than five Business Days' prior written notice of its intention to sell any Defaulted Mortgage Loan or REO Property pursuant to this Section 3.18(d). No Interested Person shall be obligated to submit an offer to purchase any such Mortgage Loan or REO Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its respective Affiliates may make an offer for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

            (e) Whether any cash offer constitutes a fair price for any Defaulted Mortgage Loan or REO Property, as the case may be, for purposes of
Section 3.18(d), shall be determined by the Special Servicer or, if such cash offer is from the Special Servicer, by the Trustee. In determining whether any offer received from the Special Servicer represents a fair price for any such Mortgage Loan or REO Property, the Trustee shall be supplied with and shall rely on the most recent Appraisal or updated Appraisal conducted in accordance with this Agreement within the preceding 12-month period or, in the absence of any such Appraisal, on a narrative appraisal prepared by a Qualified Appraiser, retained by the Special Servicer. Such appraiser shall be selected by the Trustee if the Special Servicer or an Affiliate thereof is making such an offer. The cost of any such narrative appraisal shall be advanced by the Master Servicer, at the direction of the Special Servicer, and shall constitute a Servicing Advance. When any Interested Person is among those making an offer with respect to a Defaulted Mortgage Loan or REO Property, the Special Servicer shall require that all offers be submitted in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the offered amount. In determining whether any offer from a Person other than an Interested Person constitutes a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall take into account (in addition to the results of any Appraisal, updated Appraisal or narrative Appraisal that it may have obtained pursuant to this Agreement within the prior 12 months), and in determining whether any offer from an Interested Person constitutes a fair price for any such Mortgage Loan or REO Property, any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Mortgage Loan, the occupancy level and physical condition of the Mortgaged Property or REO Property, the state of the local economy and the obligation to dispose of any REO Property within the time period specified in Section 3.16(a). Notwithstanding the other provisions of this Section 3.18, no cash offer from any Interested Person or any Affiliate thereof in an amount less than the related Purchase Price shall constitute a fair price for any Defaulted Mortgage Loan or REO Property unless such offer is the highest cash offer received and at least two additional offers (not including the offers of Interested Persons or any Affiliates thereof) have been received from Independent third parties reflecting prices less than the related Purchase Price. The Purchase Price for any Defaulted Mortgage Loan or REO Property shall in all cases be deemed a fair price.

            (f) Subject to Sections 3.18(a) through 3.18(e) above, the Special Servicer shall act on behalf of the Trustee in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, and the collection of all amounts payable in connection therewith. In connection therewith, the Special Servicer may charge prospective offerors, and may retain, fees that approximate the Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating offers without obligation to deposit such amounts into the Certificate Account. Any sale of a Defaulted Mortgage Loan or any REO Property shall be final and without recourse to the Trustee or the Trust (except such recourse imposed by those representations and warranties typically given in such transactions, any prorations applied thereto and any customary closing matters), and if such sale is consummated in accordance with the terms of this Agreement, none of the Special Servicer, the Master Servicer or the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

            (g) Any sale of a Defaulted Mortgage Loan or any REO Property shall be for cash only (unless, as evidenced by an Opinion of Counsel, changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

            (h) Notwithstanding any of the foregoing paragraphs of this Section 3.18, the Special Servicer shall not be obligated to accept the highest cash offer if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such offer would be in the best interests of the Certificateholders, and the Special Servicer may accept a lower cash offer (from any Person other than itself or an Affiliate) if it determines, in accordance with the Servicing Standard, that acceptance of such offer would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations or the terms (other than price) offered by the prospective buyer making the lower offer are more favorable).

            SECTION 3.19 Additional Obligations of the Master Servicer and the Special Servicer.

            (a) The Master Servicer shall maintain at its Primary Servicing Office and shall, upon reasonable advance written notice, make available during normal business hours for review by each Rating Agency and by any Certificateholder or Certificate Owner or any Person identified to the Master Servicer as a prospective transferee of a Certificate or an interest therein, copies of the Servicing Files; provided that, if the Master Servicer in its reasonable, good faith determination believes that any item of information contained in such Servicing Files is of a nature that it should be conveyed to all Certificateholders at the same time, it shall, as soon as reasonably possible following its receipt of any such item of information, disclose such item of information to the Trustee as part of the reports to be delivered to the Trustee by the Master Servicer pursuant to Section 4.02(b), and until the Trustee has either disclosed such information to all Certificateholders in a Distribution Date Statement or has properly filed such information with the Commission on behalf of the Trust under the Exchange Act, the Master Servicer shall be entitled to withhold such item of information from any Certificateholder or Certificate Owner or prospective transferee of a Certificate or an interest therein; and provided, further, that the Master Servicer shall not be required to make particular items of information contained in the Servicing File for any Mortgage Loan available to any Person if the disclosure of such particular items of information is expressly prohibited by applicable law or the provisions of any related Mortgage Loan documents. Except as set forth in the provisos to the preceding sentence, copies of all or any portion of any Servicing File are to be made available by the Master Servicer upon request; however, the Master Servicer shall be permitted to require payment of a sum sufficient to cover the reasonable out-of-pocket costs for making such copies (other than with respect to the Rating Agencies). The Special Servicer shall, as to each Specially Serviced Mortgage Loan and REO Property, promptly deliver to the Master Servicer a copy of each document or instrument added to the related Servicing File, and the Master Servicer shall in no way be in default under this Section 3.19(a) solely by reason of the Special Servicer's failure to do so.

            In connection with providing access to or copies of the items described in the preceding paragraph, the Master Servicer may require, unless the Depositor directs otherwise, (a) in the case of Certificate Owners, a written confirmation executed by the requesting Person, in form reasonably satisfactory to the Master Servicer, generally to the effect that such Person is a beneficial holder of Certificates and will otherwise keep such information confidential and (b) in the case of a prospective purchaser, confirmation executed by the requesting Person generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and will otherwise keep such information confidential. All Certificateholders, by the acceptance of their Certificates, shall be deemed to have agreed to keep such information confidential, except to the extent that the Depositor grants written permission to the contrary. The Master Servicer shall not be liable for the dissemination of information in accordance with this Section 3.19(a).

            (b) Within 60 days or within such longer period as the Special Servicer is (as certified thereby to the Trustee in writing) diligently and in good faith proceeding to obtain the Appraisal referred to below) after the earliest of (i) the date on which any Mortgage Loan becomes a Modified Mortgage Loan, (ii) the 60th day following the occurrence of any uncured delinquency in Monthly Payments with respect to any Mortgage Loan, (iii) the date on which a receiver is appointed in respect of the Mortgaged Property securing any Mortgage Loan, (iv) the date on which the Mortgagor under any Mortgage Loan becomes the subject of bankruptcy or insolvency proceedings, and (v) the date on which the Mortgaged Property securing any Mortgage Loan becomes an REO Property (each such Mortgage Loan and any related REO Loan, until it ceases to be such in accordance with the following paragraph, a "Required Appraisal Loan"), the Special Servicer shall obtain an Appraisal of the related Mortgaged Property; unless an Appraisal thereof had previously been received within the prior twelve months. The cost of such Appraisal shall be advanced by the Master Servicer, subject to Section 3.19(d), such Advance to be made at the direction of the Special Servicer when the Appraisal is received by the Special Servicer. For purposes of this Section 3.19(b), an Appraisal may, in the case of any Mortgage Loan with an outstanding principal balance of less than $2,000,000 only, consist solely of an internal valuation performed by the Special Servicer.

            With respect to each Required Appraisal Loan (unless such loan has become a Corrected Mortgage Loan and has remained current for three (3) consecutive Monthly Payments, and no other Servicing Transfer Event has occurred with respect thereto during such three (3) months, in which case it will cease to be a Required Appraisal Loan), the Special Servicer shall, within 30 days of each anniversary of such loan's becoming a Required Appraisal Loan, order an update of the prior Appraisal (the cost of which shall be advanced by the Master Servicer as a Servicing Advance at the direction of the Special Servicer, subject to Section 3.19(d)). Based upon such Appraisal, the Special Servicer shall redetermine and report to the Trustee and the Master Servicer annually, the Appraisal Reduction Amount, if any, with respect to such loan.

            (c) The Master Servicer and the Special Servicer shall each deliver to the other and to the Trustee (for inclusion in the Mortgage File) copies of all Appraisals, environmental reports and engineering reports (or, in each case, updates thereof) obtained with respect to any Mortgaged Property or REO Property. Upon the request of any Rating Agency or any Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificateholder, pursuant to Section 8.12(b), the Trustee shall deliver copies of any of the items delivered pursuant to the preceding sentence to such requesting Person.

            (d) No more frequently than once per calendar month, the Special Servicer may require the Master Servicer, and the Master Servicer shall be obligated, to reimburse the Special Servicer for any Servicing Advances which were made by the Special Servicer (notwithstanding the fact that it has no obligation to make such Servicing Advances), but not previously reimbursed (whether pursuant to this Section 3.19(d) or otherwise) to the Special Servicer, and to pay the Special Servicer interest thereon at the Reimbursement Rate from the date made to, but not including, the date of reimbursement. Such reimbursement and any accompanying payment of interest shall be made within ten
(10) days of the request therefor by wire transfer of immediately available funds to an account designated by the Special Servicer. Upon the Master Servicer's reimbursement to the Special Servicer of any Servicing Advance and payment to the Special Servicer of interest thereon, all in accordance with this
Section 3.19(d), the Master Servicer shall for all purposes of this Agreement be deemed to have made such Servicing Advance at the same time as the Special Servicer originally made such Advance, and accordingly, the Master Servicer shall be entitled to reimbursement for such Advance, together with Advance Interest thereon, at the same time, in the same manner and to the same extent as the Master Servicer would otherwise have been entitled if it had actually made such Servicing Advance.

            Notwithstanding anything to the contrary contained in this Agreement, if the Special Servicer (i) is required under any other provision of this Agreement to direct the Master Servicer to make a Servicing Advance or (ii) is otherwise aware a reasonable period in advance that it is reasonably likely that the Special Servicer will incur a cost or expense that will, when incurred, constitute a Servicing Advance, the Special Servicer shall (in the case of clause (i) preceding), and shall use reasonable efforts to (in the case of clause (ii) preceding), request that the Master Servicer make such Servicing Advance, such request to be made in writing and confirmed by both parties and in a timely manner that does not materially and adversely affect the interests of any Certificateholder, and accompanied by sufficient information for the Master Servicer to make recoverability determinations, and at least seven (7) Business Days prior to the date on which failure to make such Servicing Advance would (with notice from the Trustee regardless of whether such notice is actually received) constitute an Event of Default pursuant to Section 7.01(a)(v); provided, however, that the Special Servicer shall, with respect to Specially Serviced Mortgage Loans and REO Properties, make any Servicing Advance that it fails to timely request the Master Servicer to make. The Master Servicer shall have the obligation to make any such Servicing Advance that it is requested by the Special Servicer to make within five (5) Business Days of the Master Servicer's receipt of such request and such information and documents as are reasonably necessary for the Master Servicer to make such Servicing Advance and to determine recoverability. Subject to the foregoing, the Special Servicer shall be relieved of any obligations with respect to a Servicing Advance that it timely requests the Master Servicer to make (regardless of whether or not the Master Servicer shall make such Servicing Advance). The Master Servicer shall be entitled to reimbursement for any Servicing Advance made by it at the direction of the Special Servicer, together with Advance Interest thereon, at the same time, in the same manner and to the same extent as the Master Servicer is entitled with respect to any other Servicing Advance made thereby.

            Notwithstanding the foregoing provisions of this Section 3.19(d) or any other provision of this Agreement to the contrary, the Master Servicer shall not be required to reimburse the Special Servicer for, or make at the Special Servicer's direction, any Servicing Advance if the Master Servicer determines in its reasonable, good faith judgment that the Servicing Advance which the Special Servicer is directing the Master Servicer to reimburse it for or make hereunder, although not characterized by the Special Servicer as a Nonrecoverable Servicing Advance, is or would be, if made, a Nonrecoverable Servicing Advance. The Master Servicer shall notify the Special Servicer and the Trustee in writing of such determination. Such notice shall not obligate the Special Servicer to make such Servicing Advance.

            (e) The Master Servicer shall deliver to the Trustee for deposit in the Distribution Account on each Master Servicer Remittance Date, without any right of reimbursement therefor, an amount equal to the lesser of (i) the aggregate of all Prepayment Interest Shortfalls incurred in connection with Principal Prepayments received in respect of the Mortgage Pool during the most recently ended Collection Period, and (ii) that portion of its aggregate Master Servicing Fee for the related Collection Period that is, in the case of each and every Mortgage Loan and REO Loan, calculated at 0.02% per annum, together with the aggregate Prepayment Interest Excesses received during such Collection Period.

            (f) Except under the same circumstances that it would be permitted to waive a prepayment lockout provision in the subject Mortgage Loan pursuant to
Section 3.20(a), neither the Master Servicer nor the Special Servicer shall consent to any Mortgagor's prepaying its Mortgage Loan, partially or in its entirety, if the Mortgagor would be prohibited from doing so without such consent.

            (g) The Master Servicer shall not exercise any discretionary right it has with respect to any Mortgage Loan pursuant to the related Mortgage Note or Mortgage to apply any amounts maintained as an escrow or reserve to the principal balance of such Mortgage Loan except in the case of a default thereunder.

            SECTION 3.20   Modifications, Waivers, Amendments and Consents.

            (a) The Master Servicer (as to non-Specially Serviced Mortgage Loans) and the Special Servicer (as to Specially Serviced Mortgage Loans and, as to consents to actions of the Master Servicer) each may, consistent with the Servicing Standard, agree to any modification, waiver or amendment of any term of, forgive or defer the payment of interest (including, without limitation, Default Interest and Excess Interest) on and principal of, forgive late payment charges and Prepayment Premiums on, permit the release, addition or substitution of collateral securing, and/or permit the release of the Mortgagor on or any guarantor of any Mortgage Loan it is required to service and administer hereunder (except that any assumption or waiver of a due-on-encumbrance clause with respect to a Mortgage Loan serviced and administered by the Master Servicer must also be consented to by the Special Servicer, which consent shall not be unreasonably withheld), without the consent of the Trustee or any Certificateholder, subject, however, to each of the following limitations, conditions and restrictions:

               (i) other than as expressly provided in Section 3.02 (with respect to Default Charges), Section 3.08 (with respect to due-on-sale and due-on-encumbrance clauses), and Section 3.20(f) (with respect to Excess Interest), neither the Master Servicer nor the Special Servicer shall agree to any modification, waiver or amendment of any term of, or take any of the other acts referenced in this Section 3.20(a) with respect to, any Mortgage Loan it is required to service and administer hereunder that would affect the amount or timing of any related payment of principal, interest or other amount payable thereunder or, in the Master Servicer's or the Special Servicer's good faith and reasonable judgment, materially alter the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon or, to the extent required by the REMIC Provisions, materially increase, substitute or otherwise alter the collateral for the Mortgage Loan (other than the alteration or construction of improvements thereon) or any guarantee or credit enhancement contract with respect thereto (other than the substitution of a similar commercially available credit enhancement contract); provided, however, the Special Servicer may agree to any modification, waiver or amendment of any term of, or take any of the other acts referenced in this
      Section 3.20(a) with respect to, a Specially Serviced Mortgage Loan that would have any such effect, but only if a material default on such Mortgage Loan has occurred or, in the Special Servicer's reasonable and good faith judgment, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate (or, in the case of an ARD Loan after its Anticipated Repayment Date, the related Net Mortgage Rate in effect immediately prior to such Anticipated Repayment Date)), than would liquidation;

               (ii) the Special Servicer may not, in connection with any particular extension, extend the maturity date of any Specially Serviced Mortgage Loan beyond (A) the date which is two years prior to the Rated Final Distribution Date, or (B) the date which is 20 years prior to the expiration date of any related Ground Lease or, in the case of any Mortgage Loan having as the Cut-Off Date a related Ground Lease that did not have a term extending 20 years or more beyond the maturity date of such Mortgage Loan, beyond a date which is 10 years or more beyond the maturity date of such Mortgage Loan;

               (iii) unless the proviso in Section 3.20(a)(i) above applies, neither the Master Servicer nor the Special Servicer, as applicable, shall make or permit or consent to, as applicable, any modification, waiver or amendment of any term of, referenced in this Section 3.20(a) or in Sections 3.08 or 3.20(f) with respect to, any Mortgage Loan not otherwise permitted by this Section 3.20(a) or in Section 3.08 that would constitute a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b) (neither the Master Servicer nor the Special Servicer shall be liable for decisions made under this subsection which were made in good faith and, unless it would constitute bad faith or negligence to do so, each of the Master Servicer and the Special Servicer may rely on Opinions of Counsel in making such decisions);

               (iv) neither the Master Servicer nor the Special Servicer shall permit any Mortgagor to add or substitute any collateral for an outstanding Mortgage Loan, which additional or substitute collateral constitutes real property, unless (A) the Special Servicer shall have first determined in accordance with the Servicing Standard, based upon a Phase I Environmental Assessment (and such additional environmental testing as the Special Servicer deems necessary and appropriate) prepared by an Independent Person who regularly conducts Phase I Environmental Assessments (and such additional environmental testing), at the expense of the Mortgagor, that such additional or substitute collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such additional or substitute collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws and/or regulations and (B) the Master Servicer or the Special Servicer, as the case may be, have obtained written confirmation from each Rating Agency that such substitution or addition will not result in the downgrade, qualification (if applicable) or withdrawal of any rating then assigned to any Class of Certificates;

               (v) neither the Master Servicer nor the Special Servicer shall release any collateral securing an outstanding Mortgage Loan (including, without limitation, as part of a substitution of collateral), except in connection with a payment in full or a defeasance pursuant to the terms of the related Mortgage Loan or, subject to the other provisions of this
      Section 3.20, a discounted payoff of such Mortgage Loan, or except as provided in Section 3.09(d), or except where Section 3.20(a)(iii) applies and the Rating Agencies have been notified in writing and (A) either (1) the use of the collateral to be released will not, in the Master Servicer's or Special Servicer's, as the case may be, good faith and reasonable judgment, materially and adversely affect the Net Operating Income being generated by or the use of the related Mortgaged Property, or
      (2) there is a corresponding principal paydown of such Mortgage Loan in an amount at least equal to, or a delivery of substitute collateral with an appraised value at least equal to, the appraised value of the collateral to be released, (B) the remaining Mortgaged Property and any substitute collateral is, in the Master Servicer's or Special Servicer's, as the case may be, good faith and reasonable judgment, adequate security for the remaining Mortgage Loan and (C) if the real property collateral that is being released has an Appraised Value in excess of $3,000,000, or if any substitution of real property collateral is to be made, the Rating Agencies have each confirmed in writing that such release and/or substitution would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by Moody's and/or S&P, as applicable, to any Class of Certificates; and

               (vi) Except to the extent the Special Servicer determines that a modification, waiver or amendment is required for the best interests of all Certificateholders in accordance with the Servicing Standard, the Special Servicer shall not agree to any modification, waiver or amendment of any term of, or take any of the other actions referenced in this
      Section 3.20(a), with respect to any Specially Serviced Mortgage Loan if such action would not be generally consistent with the Asset Status Report approved by the Directing Certificateholder or the Certificateholders, as applicable, in accordance with Section 3.21, unless it shall have proposed such action to the Directing Certificateholder in the same manner as the Asset Status Report as provided in the second paragraph of Section 3.21(d).

provided that (1) the limitations, conditions and restrictions set forth in clauses (i), (ii), (iv), (v) and (vi) above shall not apply to any of the acts referenced in this Section 3.20(a) in respect of any Mortgage Loan that either occurs automatically, or results from the exercise of a unilateral option by the related borrower within the meaning of Treasury Regulations Section 1.1001-3(c)(2)(iii), in any event under the terms of such Mortgage Loan in effect on the Original Closing Date, and (2) notwithstanding clauses (i) through
(vi) above, neither the Master Servicer nor the Special Servicer shall be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a Mortgagor if in their reasonable and good faith judgment such opposition would not ultimately prevent the confirmation of such plan or one substantially similar. With respect to a request to the Special Servicer from the Master Servicer for approval for a modification, waiver or consent with respect to a Mortgage Loan that would not require Rating Agency review, the Special Servicer shall notify the Master Servicer of its decision within ten
(10) Business Days of receiving notice (and all supporting documentation reasonably required by the Special Servicer for its analysis) from the Master Servicer of the Master Servicer's decision to approve the modification, wavier or consent.

            (b) The Special Servicer shall have no liability to the Trust, the Certificateholders or any other Person if its analysis and determination that the modification, waiver, amendment or other action contemplated by Section 3.20(a) is reasonably likely to produce a greater recovery to Certificateholders on a present value basis than would liquidation, should prove to be wrong or incorrect, so long as the analysis and determination were made on a reasonable basis in good faith by the Special Servicer and the Special Servicer has complied with the Servicing Standard in ascertaining the pertinent facts. Each such determination shall be evidenced by an Officer's Certificate to such effect to be delivered by the Special Servicer to the Trustee. The Special Servicer shall include with any such Officer's Certificate the supporting documentation forming the basis for its conclusion.

            (c) Any payment of interest which is deferred pursuant to Section 3.20(a) shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit or that such interest may actually be capitalized.

            (d) The Master Servicer (as to non-Specially Serviced Mortgage Loans) and the Special Servicer (as to Specially Serviced Mortgage Loans, and, where applicable, as to consents of actions of the Master Servicer) each may, as a condition to its granting any request by a Mortgagor for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within the Master Servicer's or Special Servicer's, as the case may be, discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to it, as additional servicing compensation, a reasonable fee relating to such consent, modification, waiver or indulgence (not to exceed 1.0% of the unpaid principal balance of the related Mortgage Loan) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it.

            (e) All modifications, waivers, amendments and other actions entered into or taken in respect of the Mortgage Loans pursuant to the preceding subsections of this Section 3.20 shall be in writing. Each of the Master Servicer and the Special Servicer shall notify the other such party and the Trustee, in writing, of any modification, waiver, amendment or other action entered into or taken in respect of any Mortgage Loan pursuant to this Section
3.20 and the date thereof, and shall deliver to the Trustee or the related Custodian for deposit in the related Mortgage File (with a copy to the other such party), an original counterpart of the agreement relating to such modification, waiver, amendment or other action, promptly (and in any event within 10 Business Days) following the execution thereof. In addition, following the execution of any modification, waiver or amendment agreed to by the Special Servicer pursuant to Section 3.20(a) above, the Special Servicer shall deliver to the Master Servicer and the Trustee an Officer's Certificate setting forth in reasonable detail the basis of the determination made by it pursuant to clause
(i) of Section 3.20(a).

            (f) With respect to any ARD Loan after its Anticipated Repayment Date, the Master Servicer (or, if the ARD Loan is a Specially Serviced Mortgage Loan, the Special Servicer) shall be permitted, in its discretion, to waive (such waiver to be in writing addressed to the related Mortgagor, with a copy to the Trustee) all or any accrued Excess Interest if, prior to the related maturity date, the related Mortgagor has requested the right to prepay the Mortgage Loan in full together with all payments required by the Mortgage Loan in connection with such prepayment except for all or a portion of accrued Excess Interest; provided, that the Master Servicer's (or, if the ARD Loan is a Specially Serviced Mortgaged Loan, the Special Servicer's) determination to waive the right to such accrued Excess Interest is reasonably likely to produce a greater payment to Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate in effect immediately prior to the related Anticipated Repayment Date) than a refusal to waive the right to such Excess Interest; provided further, that such waiver shall not be effective prior to the tender of such prepayment in full and such Excess Interest shall remain due if such tender does not occur. The Master Servicer (or, if the ARD Loan is a Specially Serviced Mortgage Loan, the Special Servicer) will have no liability to the Trust, the Certificateholders or any other person so long as such determination is based on such criteria.

            (g) The Master Servicer shall not be required to seek the consent of the Special Servicer or any Certificateholder or obtain any confirmation of the Certificate ratings from the Rating Agencies in order to approve the following modifications, waivers or amendments of the Mortgage Loans: (i) waivers of minor covenant defaults (other than financial covenants), including late financial statements; (ii) releases of non-material parcels of a Mortgaged Property (provided that releases as to which the related Mortgage Loan documents expressly require the mortgagee thereunder to make such releases upon the satisfaction of certain conditions shall be made as required by the Mortgage Loan documents); and (iii) grants of easements that do not materially affect the use or value of a Mortgaged Property or a borrower's ability to make any payments with respect to the related Mortgage Loan; provided that any such modification, waiver or amendment (w) would not in any way affect a payment term of the Certificates, (x) would not constitute a "significant modification" of such Mortgage Loan pursuant to Treasury Regulations Section 1.860G-2(b) and would not otherwise constitute an Adverse REMIC Event, (y) agreeing to such modification, waiver or amendment would be consistent with the Servicing Standard, and (z) agreeing to such modification, waiver or amendment shall not violate the terms, provisions or limitations of this Agreement or any other document contemplated hereby.

            SECTION 3.21 Transfer of Servicing Between Master Servicer and Special Servicer; Record Keeping; Asset Status Report.

            (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan, the Master Servicer shall promptly give notice thereof, and deliver the related Servicing File, to the Special Servicer and shall use its best efforts to provide the Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan and reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. At its option, although its Sub-Servicing Agreement is terminated, the related Bank of America Sub-Servicer, without any compensation therefor, may retain Mortgage Loans on its computer systems while such Mortgage Loans are Specially Serviced Mortgage Loans, provided that no Bank of America Sub-Servicer shall take any action with respect thereto so long as such Mortgage Loan is a Specially Serviced Mortgage Loan. The Master Servicer shall use its best efforts to comply with the second preceding sentence within five Business Days of the occurrence of each related Servicing Transfer Event. The Master Servicer shall deliver to each Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificateholders that shall have requested a copy of any such notice a copy of the notice of such Servicing Transfer Event provided by the Master Servicer to the Special Servicer pursuant to this Section. If the related Bank of America Sub-Servicer elects not to retain Specially Serviced Mortgage Loans on its computer systems, then such Sub-Servicer shall return all Mortgage Loan Files to the Master Servicer.

            Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan, the Special Servicer shall promptly give notice thereof, and return the related Servicing File, to the Master Servicer and upon giving such notice, and returning such Servicing File, to the Master Servicer, the Special Servicer's obligation to service such Mortgage Loan, and the Special Servicer's right to receive the Special Servicing Fee with respect to such Mortgage Loan, shall terminate, and the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume.

            Notwithstanding other provisions in this Agreement to the contrary, the Master Servicer shall remain responsible for the accounting, data collection, reporting and other basic Master Servicer administrative functions with respect to Specially Serviced Mortgage Loans, provided that the Master Servicer shall establish reasonable procedures as to the application of Special Servicer receipts and tendered payments, and the Special Servicer shall have the exclusive responsibility for and authority over all contacts (including billing and collection, which information shall be provided by the Master Servicer) with and notices to Mortgagors and similar matters relating to each Specially Serviced Mortgage Loan and the related Mortgaged Property. Notwithstanding the foregoing sentence, at its option, the related Bank of America Sub-Servicer, without compensation therefor, may retain Specially Serviced Mortgage Loans on its computer systems, provided that such Bank of America Sub-Servicer shall take action with respect thereto solely at the Master Servicer's and the Special Servicer's direction.

            Also notwithstanding anything herein to the contrary, in connection with the transfer to the Special Servicer of the servicing, subject to Section 2.03(d) of this Agreement, of a Cross-Collateralized Mortgage Loan as a result of a Servicing Transfer Event or the re-assumption of servicing responsibilities by the Master Servicer with respect to any such Mortgage Loan upon its becoming a Corrected Mortgage Loan, the Master Servicer and the Special Servicer shall each transfer to the other, as and when applicable, the servicing of all other Cross-Collateralized Mortgage Loans constituting part of the same Group; provided that no Cross-Collateralized Mortgage Loan may become a Corrected Mortgage Loan at any time that a continuing Servicing Transfer Event exists with respect to another Cross-Collateralized Mortgage Loan in the same Group.

            (b) In servicing any Specially Serviced Mortgage Loans, the Special Servicer shall provide to the Trustee the originals, and to the Master Servicer copies, of documents contemplated by the definition of "Mortgage File" and generated while such Mortgage Loan is a Specially Serviced Mortgage Loan, for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer), and copies of any additional related Mortgage Loan information, including correspondence with the related Mortgagor generated while such Mortgage Loan is a Specially Serviced Mortgage Loan.

            (c) Notwithstanding anything in this Agreement to the contrary, in the event that the Master Servicer and the Special Servicer are the same Person, all notices, certificates, information, consents and documents required to be given or delivered by the Master Servicer to the Special Servicer or vice versa shall be deemed to be given or delivered, as the case may be, without the necessity of any action on such Person's part.

            (d) No later than thirty (30) days after a Servicing Transfer Event for a Mortgage Loan, the Special Servicer shall deliver to each Rating Agency, the Master Servicer, the Trustee and the Directing Certificateholder a report (the "Asset Status Report") with respect to such Mortgage Loan and the related Mortgaged Property. Such Asset Status Report shall set forth the following information to the extent reasonably determinable:

               (i) summary of the status of such Specially Serviced Mortgage Loan and any negotiations with the related Mortgagor;

               (ii) a discussion of the legal and environmental considerations reasonably known to the Special Servicer (including without limitation by reason of any Phase I Environmental Assessment and any additional environmental testing contemplated by Section 3.09(c)), consistent with the Servicing Standard, that are applicable to the exercise of remedies as aforesaid and to the enforcement of any related guaranties or other collateral for the related Mortgage Loan and whether outside legal counsel has been retained;

               (iii) the most current rent roll and income or operating statement available for the related Mortgaged Property;

               (iv) the Special Servicer's recommendations on how such Specially Serviced Mortgage Loan might be returned to performing status and returned to the Master Servicer for regular servicing or otherwise realized upon;

               (v) the Appraised Value of the Mortgaged Property together with the assumptions used in the calculation thereof; and

               (vi) such other information as the Special Servicer deems relevant in light of the Servicing Standards.

            If within ten (10) Business Days of receiving an Asset Status Report, the Directing Certificateholder does not disapprove such Asset Status Report in writing, the Special Servicer shall implement the recommended action as outlined in such Asset Status Report; provided, however, that the Special Servicer may not take any action that is contrary to applicable law or the terms of the applicable Mortgage Loan documents. If the Directing Certificateholder disapproves such Asset Status Report, the Special Servicer will revise such Asset Status Report and deliver to the Directing Certificateholder, the Rating Agencies, the Trustee and the Master Servicer a new Asset Status Report as soon as practicable, but no later than thirty (30) days after such disapproval. The Special Servicer shall revise such Asset Status Report as described above in this Section 3.21(d) until the Directing Certificateholder shall fail to disapprove such revised Asset Status Report in writing within ten (10) Business Days of receiving such revised Asset Status Report or until the Special Servicer makes one of the determinations described below. The Special Servicer may, from time to time, modify any Asset Status Report it has previously delivered and implement such report, provided such report shall have been prepared, reviewed and not rejected pursuant to the terms of this Section. Notwithstanding the foregoing, the Special Servicer (i) shall, following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action set forth in such Asset Status Report before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interests of the Certificateholders and it has made a reasonable effort to contact the Directing Certificateholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all the Certificateholders pursuant to the Servicing Standard. Upon making such determination in clause (ii) of the immediately preceding sentence, the Special Servicer may request a vote by all Certificateholders, but shall in any event take the recommended action after making such determination. To accomplish such vote, the Special Servicer shall notify the Trustee of such request and deliver to the Trustee a proposed notice to Certificateholders which shall include a copy of the Asset Status Report, and the Trustee shall send such notice to all Certificateholders. If the majority of such Certificateholders, as determined by Voting Rights, fail, within five (5) days of the Trustee's sending such notice, to reject such Asset Status Report, the Special Servicer shall implement the same; provided, however, that the Special Servicer shall in any event take such action as it shall determine to be in the best interest of all the Certificateholders pursuant to the Servicing Standard. If the Asset Status Report is rejected by the Certificateholders, the Special Servicer shall revise such Asset Status Report as described in this
Section 3.21(d). The Trustee shall be entitled to reimbursement from the Trust Fund for the reasonable expenses of providing such notices.

            The Special Servicer shall have the authority to meet with the Mortgagor for any Specially Serviced Mortgage Loan and take such actions consistent with the Servicing Standards and the related Asset Status Report. The Special Servicer shall not take any action inconsistent with the related Asset Status Report, unless such action would be required in order to act in accordance with the Servicing Standards.

            No direction of the Directing Certificateholder shall (A) require or cause the Special Servicer to violate the terms of a Specially Serviced Mortgage Loan, applicable law or any provision of this Agreement, including the Special Servicer's obligation to act in accordance with the Servicing Standards and to maintain the REMIC status of each REMIC, or (B) result in the imposition of a "prohibited transaction" or "prohibited contribution" tax under the REMIC Provisions, or (C) expose the Master Servicer, the Special Servicer, the Depositor, the Mortgage Loan Seller, the Trust Fund, the Trustee or their officers, directors, employees or agents to any claim, suit or liability, or (D) materially expand the scope of the Special Servicer's or the Master Servicer's responsibilities under this Agreement.

            SECTION 3.22    Sub-Servicing Agreements.

            (a) The Master Servicer and the Special Servicer may each enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of its obligations hereunder, provided that, in each case, subject to
Section 3.22(g), the Sub-Servicing Agreement: (i) is not inconsistent with this Agreement; (ii) expressly or effectively provides that if the Master Servicer or Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including, without limitation, by reason of an Event of Default), any successor to the Master Servicer or the Special Servicer, as the case may be, hereunder (including the Trustee if the Trustee has become such successor pursuant to Section 7.02) may thereupon either assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer or Special Servicer, as the case may be, under such agreement or, subject to the provisions of Section 3.22(d), terminate such rights and obligations, in either case without payment of any fee except as set forth in Section 3.22(d); (iii) in the case of a Sub-Servicing Agreement entered into by the Master Servicer, expressly or effectively provides that such agreement shall be suspended with respect to any Mortgage Loan serviced thereunder at the time such Mortgage Loan becomes a Specially Serviced Mortgage Loan (but only until such time as such Mortgage Loan becomes a Corrected Mortgage Loan) and, except as set forth in Section 3.22(d), the Sub-Servicer shall not receive or accrue an entitlement to any sub-servicing compensation in respect of a Specially Serviced Mortgage Loan or an REO Loan; (iv) in the case of a Sub-Servicing Agreement entered into by the Special Servicer, relates only to Specially Serviced Mortgage Loans or REO Properties and expressly or effectively provides that such agreement shall terminate with respect to any such Mortgage Loan that becomes a Corrected Mortgage Loan; (v) in the case of a Sub-Servicing Agreement entered into by the Master Servicer, provides that the related Sub-Servicer shall comply with all reasonable requests for additional information made by the Master Servicer (provided, however, that the related Sub-Servicer shall not be required to furnish the same information to the Master Servicer more than once) and, further, provides that the failure of the related Sub-Servicer to furnish the Master Servicer on a timely basis with any required reports, statements or other information, including without limitation, the reports referred to in Section 3.12, either (A) shall permit the Master Servicer to make necessary inquiries of the related borrower directly or (B) shall (subject to a cure period not to exceed 60 days) constitute an event of default thereunder for which the Master Servicer may terminate such Bank of America Sub-Servicer without payment of any termination fee (it being understood that notwithstanding anything to the contrary in this clause (v), the obligations of a Sub-Servicer in respect of the second sentence of Section 3.12(b) hereof may be limited to the provision of reports as agreed between the Master Servicer and such Sub-Servicer and response to reasonable inquiries from the Master Servicer with respect thereto); (vi) subject to Section 3.08(a)(ii), does not authorize any Sub-Servicer to approve a modification or assumption of any Mortgage Loan without the approval of the Master Servicer, in the case of non-Specially Serviced Mortgage Loans or of the Special Servicer, in the case of Specially Serviced Mortgage Loans; (vii) imposes no liability whatsoever on the Trustee or the Certificateholders with respect to anything contained therein; and (viii) provides that the Master Servicer and the Special Servicer each shall pay the fees of any Sub-Servicer retained by it in accordance with the respective Subservicing Agreement and, in any event, from its own funds. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer, as the case may be, include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer or the Special Servicer, as the case may be; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Master Servicer hereunder to make Advances shall be deemed to have been advanced by the Master Servicer out of its own funds and, accordingly, such Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such Sub-Servicer were the Master Servicer, and, for so long as they are outstanding, such Advances shall accrue interest in accordance with Section 3.11(f) and/or
Section 4.03(d), such interest to be allocable between the Master Servicer and such Sub-Servicer as they may agree. For purposes of this Agreement, the Master Servicer and the Special Servicer each shall be deemed to have received any payment when a Sub-Servicer retained by it receives such payment. The Master Servicer and the Special Servicer each shall notify the other such party, the Trustee and the Depositor in writing promptly of the appointment by it of any Sub-Servicer, and shall deliver to the Trustee copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents; provided that the foregoing requirements set forth in this sentence shall not apply in the case of the Sub-Servicing Agreements in effect as of the Original Closing Date that are listed on Schedule II and Schedule 35 hereto or in the case of the Sub-Servicers thereunder.

            (b) Each Sub-Servicer (i) shall be authorized to transact business in the state or states in which the Mortgaged Properties for the Mortgage Loans it is to service are situated, if and to the extent required by applicable law, and (ii) to the extent subservicing multifamily loans, shall be an approved conventional seller/servicer of multifamily mortgage loans for Freddie Mac or Fannie Mae or a HUD-Approved Servicer.

            (c) The Master Servicer and the Special Servicer, for the benefit of the Trustee and the Certificateholders, shall (at no expense to the Trustee, the Certificateholders or the Trust) each monitor the performance and enforce the obligations of its Sub-Servicers under the related Sub-Servicing Agreements. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the terms of this Agreement, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the Special Servicer, as the case may be, in its good faith business judgment, would require were it the owner of the Mortgage Loans. Promptly upon becoming aware of a default under any Sub-Servicing Agreement to which it is a party, the Master Servicer or the Special Servicer, as the case may be, shall notify each of the other parties hereto and the Trustee, and then the Trustee shall provide a copy of such notice to the Directing Certificateholder and, in accordance with Section 8.12(b), shall, upon request, provide a copy of such notice to each Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificateholder of any such default.

            (d) With respect to the Sub-Servicing Agreements in effect as of the Original Closing Date that are listed on Schedule II and Schedule 35 hereto, the initial Master Servicer hereby agrees that it shall not, in its capacity as Master Servicer, terminate any Sub-Servicer thereunder without cause. Subject to
Section 3.22(g), in the event of the resignation, removal or other termination of the initial Master Servicer (or any successor Master Servicer) hereunder for any reason, the successor to the initial Master Servicer (or to such successor Master Servicer) shall elect, with respect to any Sub-Servicing Agreement existing at the time of such termination (i) to assume the rights and obligations of the predecessor Master Servicer under such Sub-Servicing Agreement and continue the sub-servicing arrangements thereunder on the same terms (including without limitation the obligation to pay the same sub-servicing fee), (ii) to enter into a new Sub-Servicing Agreement with such Sub-Servicer and on such terms as the new Master Servicer and such Sub-Servicer shall mutually agree (it being understood that such Sub-Servicer is under no obligation to accept any such new Sub-Servicing Agreement or to enter into or continue negotiations with the new Master Servicer) or (iii) to terminate such Sub-Servicing Agreement without cause, provided that no such Sub-Servicer may be terminated without cause unless it receives Sub-Servicer Termination Compensation. For purposes hereof, a Sub-Servicer shall receive "Sub-Servicer Termination Compensation" if any successor Master Servicer elects to terminate such Sub-Servicer without cause, in which case either of the following shall occur: (i) such successor Master Servicer shall pay to such Sub-Servicer a fee (a "Sub-Servicer Termination Fee") in an amount equal to two times the product of (A) the Primary Servicing Fee Rate in effect under such Sub-Servicing Agreement at the time of such Sub-Servicer's termination and (B) the then-current outstanding principal balance of the Mortgage Loans serviced by such Sub-Servicer or (ii) such successor Master Servicer shall agree to pay such Sub-Servicer an interest-only strip (the "Termination Strip") out of its related Master Servicing Fees for each Mortgage Loan serviced by such Sub-Servicer at the time of such Sub-Servicer's termination (such strip to be calculated in the same manner as the related Master Servicing Fees, but at a per annum rate equal to the applicable Primary Servicing Fee Rate minus 0.04%). Any subsequent successor Master Servicer shall be obligated to pay any such Termination Strip agreed to by a predecessor Master Servicer. Nothing in the foregoing provisions of this Section 3.22(d) shall limit the ability of the initial or a successor Master Servicer to terminate a Sub-Servicer at any time for cause; provided, however, that the parties hereto understand and agree that the refusal or failure of a Sub-Servicer to enter into or continue negotiations with a successor Master Servicer concerning a new Sub-Servicing Agreement shall not constitute cause for termination. It shall be the corporate obligation (not reimbursable by the Trust or any of the other parties to this Agreement) of the Person, who as successor Master Servicer, terminates any Sub-Servicer without cause, and of its successors and assigns in such capacity (to the extent contemplated by the second preceding sentence), to pay Sub-Servicer Termination Compensation to such terminated Sub-Servicer. References in this Section 3.22(d) to Master Servicer, successor Master Servicer or subsequent successor Master Servicer shall mean the Trustee, if it is then Master Servicer, successor Master Servicer or subsequent Master Servicer pursuant to the operation of Section
7.02. For the avoidance of doubt, the Sub-Servicer under the Midland Confirmation listed on Schedule 35 may not be terminated without cause by any Person.

            (e) In the event the Trustee or its designee assumes the rights and obligations of the Master Servicer or the Special Servicer under any Sub-Servicing Agreement, the Master Servicer or the Special Servicer, as the case may be, at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to such Sub-Servicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

            (f) Notwithstanding any Sub-Servicing Agreement, the Master Servicer and the Special Servicer shall each remain obligated and liable to the Trustee and the Certificateholders for the performance of its obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans for which it is responsible.

            (g) Midland Loan Services, Inc. ("Midland"), as a Sub-Servicer, has purchased its Sub-Servicing rights from HVB. As between the Master Servicer (and its successors hereunder) and Midland, their Sub-Servicing relationship shall be governed by a Confirmation dated as of September 1, 2000 (the "Midland Confirmation") between the Master Servicer and Midland, rather than the Amended and Restated Master Sub-Servicing Agreement for Securitization Transactions by and among Bank of America, N.A. and the Sub-Servicers listed on Schedule II, dated as of March 25, 1998, as supplemented by the Confirmation thereto dated as of September 22, 2000 (the "Confirmation"). In the event of any conflict between the Confirmation and the Midland Confirmation, the Midland Confirmation shall control with respect to Midland. Any successor to the Master Servicer shall assume the Midland Confirmation and shall not terminate Midland under such Midland Confirmation without cause.

            SECTION 3.23 Designation of Special Servicer by the Majority Certificateholder of the Controlling Class.

            The Majority Certificateholder of the Controlling Class may at any time and from time to time replace any existing Special Servicer or any Special Servicer that has resigned or otherwise ceased to serve as Special Servicer. Such Majority Certificateholder shall so designate a Person to so serve by the delivery to the Trustee of a written notice stating such designation, subject to the approval of the Trustee, which approval shall not be unreasonably withheld. The Trustee shall, promptly after receiving any such notice, so notify the Rating Agencies. If the Trustee approves the designated Person (based upon the servicing qualifications and financial condition of such designated Person) as a replacement Special Servicer, which approval shall not be unreasonably withheld, the designated Person shall become the Special Servicer as of the date the Trustee shall have received: (i) written confirmation from each Rating Agency stating that if the designated Person were to serve as Special Servicer hereunder, none of the then-current ratings assigned by such Rating Agency to the respective Classes of the Certificates would be downgraded, qualified (if applicable) or withdrawn as a result thereof; (ii) a written acceptance of all obligations of the Special Servicer under this Agreement, executed by the designated Person; and (iii) an Opinion of Counsel (at the expense of the Person designated to become the Special Servicer or at the expense of the Majority Certificateholder that made the designation) to the effect that the designation of such Person to serve as Special Servicer is in compliance with this Section 3.23, that upon the execution and delivery of the written acceptance referred to in the immediately preceding clause (ii), the designated Person shall be bound by the terms of this Agreement and that this Agreement shall be enforceable against the designated Person in accordance with its terms. The existing Special Servicer shall be deemed to have resigned simultaneously with such designated Person's becoming the Special Servicer hereunder; provided, however, that (i) the terminated or resigned, as applicable, Special Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such resignation, whether in respect of Servicing Advances or otherwise, (ii) if it was terminated without cause, it shall be entitled to a portion of certain Workout Fees thereafter received on the Corrected Mortgage Loans (but only if and to the extent permitted by Section 3.11(c)), and (iii) it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 6.03, notwithstanding any such resignation. Such terminated Special Servicer shall cooperate with the Trustee and the replacement Special Servicer in effecting the termination of its responsibilities and rights hereunder, including, without limitation, the transfer within two Business Days to the replacement Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the terminated Special Servicer to the REO Account or delivered to the Master Servicer or that are thereafter received by the terminated Special Servicer with respect to Specially Serviced Mortgage Loans and REO Properties.

            SECTION 3.24    Confidentiality.

            The Master Servicer and the Special Servicer shall each keep confidential and shall not disclose to any Person other than each other, the Depositor, the Trustee and the Rating Agencies, any information which it obtains in its capacity as Master Servicer or Special Servicer with regard to the Sub-Servicer (other than the name of the Sub-Servicer) or the Mortgage Loans or any related Mortgagor including, without limitation, credit information with respect to any such Mortgagor (collectively, "Confidential Information"), except
(i) to the extent that it is appropriate for the Master Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental authorities, (ii) to the extent required by this Agreement or any Sub-Servicing Agreement, (iii) to the extent such information is otherwise publicly available,
(iv) to the extent such disclosure is required by law or court order or (v) to the extent such information is required to be delivered to third parties (including, without limitation, property inspectors, tax service companies, insurance carriers, and data systems vendors) in connection with the performance of the Master Servicer's or the Special Servicer's obligations hereunder. For purposes of this paragraph, the terms "Master Servicer" and "Special Servicer" shall mean the divisions or departments of such corporate entities involved in providing services hereunder and their respective officers, directors and employees, and shall not include any other divisions or departments, or any Affiliates, of the Master Servicer or Special Servicer (including without limitation any investor in any of the Certificates and any such division, department or Affiliate engaged in the origination of, or investment in, commercial or multifamily mortgage loans), all of which shall be regarded as Persons not entitled to Confidential Information. Notwithstanding anything in this Section 3.24 to the contrary, the Master Servicer, and any Sub-Servicer with the prior written permission of the Master Servicer, may disseminate general statistical information relating to the Mortgage Loan portfolio being serviced (as to any Sub-Servicer, limited to its own subserviced portfolio), so long as no Mortgagors are identified.

            SECTION 3.25    No Solicitation of Prepayments.

            Neither the Master Servicer nor the Special Servicer shall solicit or permit any Affiliate to solicit, either directly or indirectly, prepayments from any Mortgagors under the Mortgage Loans; provided however, that the foregoing restriction shall not be interpreted to prohibit such solicitation by a division or department of, or an Affiliate of, the Master Servicer or the Special Servicer if such solicitation occurs incidentally in the normal course of business and such solicitation is not conducted, in whole or in part, (i) by an individual engaged at any time in activities relating to the servicing of Mortgage Loans or (ii) based upon or otherwise with the benefit of information obtained by or through the Master Servicer or Special Servicer or from documentation relating to the Certificates, including without limitation any listing of the Mortgage Loans or related Mortgagors or Mortgaged Properties. Each Sub-Servicing Agreement shall contain a provision identical to the foregoing with respect to the related Sub-Servicer.

            SECTION 3.26 Certain Matters with Respect to Loans Permitting Defeasance, Franchise Loans and Certain Loans Permitting Additional Debt.

            (a) With respect to each Mortgage Loan as to which the Master Servicer shall have the discretion pursuant to the terms thereof to require the related Mortgagor to post defeasance collateral consisting of U.S. government securities within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note when due in lieu of making a permitted prepayment, the Master Servicer shall so require defeasance, provided such defeasance complies with Treasury Regulations
Section 1.860G-2(a)(8).

            (b) The Master Servicer shall enforce the provisions of the related Mortgage Loan documents that require, as a condition to the exercise by the Mortgagor of any defeasance rights, that the Mortgagor pay any costs and expenses associated with such exercise.

            (c) To the extent that the terms of a Mortgage permit defeasance, the Master Servicer shall require the related Mortgagor to deliver a certification from the Mortgagor's independent certified public accountants as to the sufficiency of the related U.S. government securities, and provide a copy of such certification to each Rating Agency.

            (d) The Master Servicer shall not approve the form and substance of any required legal documents in connection with such defeasance unless (i) S&P and Moody's each shall have confirmed to it in writing that such defeasance will not result in the withdrawal, downgrade or qualification (if applicable) of the rating of any Class of Certificates, (ii) it shall have obtained an Opinion of Counsel that the defeasance complies with applicable REMIC Provisions; and,
(iii) it shall have obtained an accountant's certification that the defeasance collateral is sufficient to make payments under the related Mortgage Loan for the remainder of its term.

            (e) With respect to each Mortgage Loan that provides for defeasance, to the extent permitted by the terms of such Mortgage Loan, or if so requested by the Rating Agencies, the Master Servicer shall use its best efforts to have the related Mortgagor (i) designate a Single-Purpose Entity (if the borrower no longer complies) to assume the Mortgage Loan and own the collateral and (ii) provide an opinion from counsel that the Trustee has a perfected security interest in the new collateral.

            (f) To the extent that the terms of a Mortgage relating to a hotel or restaurant franchise permit the lender thereunder the right to consent to the change of the franchise association (or "flag") of the related hotel or restaurant, as the case may be, and subject to the Servicing Standard, the Master Servicer shall not so consent unless each Rating Agency shall have confirmed to it in writing that such change will not result in the downgrade, qualification (if applicable) or withdrawal of the rating of any Class of Certificates.

            (g) To the extent that the terms of Mortgage Loan documents permit the related Mortgagor, subsequent to the Original Closing Date, to incur additional debt secured by the Mortgaged Property and condition such incurrence of additional debt on lender's consent or the execution of a standstill agreement in form and substance satisfactory to the lender and subject to the Servicing Standard, the Master Servicer shall not consent or so approve the form and substance of such standstill agreement unless each Rating Agency shall have confirmed to it in writing that the form and substance of such standstill agreement is satisfactory to such Rating Agency and that the execution and delivery of such a standstill agreement with respect to such additional debt will not result in the downgrade, withdrawal or qualification (if applicable) of any Class of Certificates.

            (h) To the extent that (i) the outstanding principal balance of a Mortgage Loan is $20,000,000 or more, or constitutes 2% or more of the then current principal balance of the Mortgage Pool, and (ii) the terms of the related Mortgage Loan documents require the consent of the lender for the transfer of an Over 49% Interest in the related borrower or in any special purpose entity owning an equity interest in such borrower, or any Over 49% Interest in any entity owning an Over 49% Interest in any borrower or in any special purpose entity owning an equity interest in such borrower, the Master Servicer shall not so consent to such a transfer unless each Rating Agency shall have confirmed to it in writing that such transfer, if consummated, would not result in the downgrade, qualification (if applicable) or withdrawal of the rating of any Class of Certificates. For purposes of this clause (h), an "Over 49% Interest" in any entity refers to any interest representing over 49% of the equity ownership interests in such entity.

            (i) To the extent that (i) the outstanding principal balance of a Mortgage Loan is $20,000,000 or more, constitutes 2% or more of the then current principal balance of the Mortgage Pool, and (ii) the terms of the related Mortgage Loan documents require the consent of the lender in order for the related Mortgagor to change the manager of the related Mortgaged Property, the Master Servicer shall not so consent to such a change in management unless each Rating Agency shall have confirmed to it in writing that such a change in management, if effected, would not result in the withdrawal, downgrade or qualification (if applicable) of the rating of any Class of Certificate.

            SECTION 3.27   Maintenance of Mortgage Loan Environmental Policy.

            Each of the Master Servicer and the Special Servicer hereby agrees to act in accordance with the Servicing Standard to abide by the terms and conditions precedent to payment of claims under the Environmental Policy and to act in accordance with the Servicing Standard to take all such action as may be required to comply with the terms and provisions of such policy in order to maintain, in full force and effect, the Environmental Policy. In addition, each of the Master Servicer and the Special Servicer hereby agrees that it will act in accordance with the Servicing Standard to take any and all actions required under the Environmental Policy in connection with any claim.

            The Environmental Policy may be amended from time to time by the mutual agreement of the parties thereto, provided that such amendment shall not result in a downgrade, qualification or withdrawal, as applicable, of any rating then assigned to any Class of Certificates by any Rating Agency (as evidenced by written confirmation to such effect from each Rating Agency delivered to the Trustee).

            As to a Mortgage Loan which is covered by the Environmental Policy, upon (A) the occurrence of either a monetary or non-monetary default, which in the Master Servicer's reasonable judgment (subject to the Servicing Standard) materially and adversely affects such Mortgage Loan or Mortgaged Property, beyond any applicable grace or cure period, and (B) notice or discovery that a Mortgaged Property has suffered a "pollution condition" ("Pollution Condition") as described in the Environmental Policy, the Master Servicer shall obtain, or shall cause the related Subservicer to obtain, immediately following the Master Servicer's or Subservicer's discovery or notification of such a default and Pollution Condition, with a copy to the Special Servicer and to the Directing Certificateholder, the following information, as applicable: (i) the nature of any default and Pollution Condition, when each first occurred, when the Master Servicer or Subservicer became aware of each, and whether such default and Pollution Condition are continuing, and as for each default, provide each defaulted dollar payment amount (if any), and quote and name each affected document, section and paragraph containing or directly quoting the default language, and as for each Pollution Condition, provide an address sufficient to describe both the location of the affected Mortgaged Property and the location of the Pollution Condition; (ii) whether the Master Servicer has a good faith belief that the default will be cured and each Pollution Condition will be eradicated or cleaned-up within a certain time period, and if so: (x) detail the underlying facts and the nature of such belief; (y) indicate the likely cure/eradication/clean-up timeframe in days. The Master Servicer shall obtain, or shall cause the related Subservicer to obtain, copies of the following documents pertaining to the related Mortgaged Property: each Environmental Site Inspection, report and/or analysis; each appraisal narrative regarding the historical use; and each property inspection; which shall be given to the Directing Certificateholder upon request. In addition, the Master Servicer and Sub-Servicers shall review and comply with all terms and conditions of the Environmental Policy, including giving specific and timely notice thereunder.

            Any and all amounts collected by the Master Servicer or the Trustee or, except with respect to a Mortgage Loan which it has already repurchased hereunder, any amount collected under the Environmental Policy shall be immediately deposited in the Certificate Account. Costs and expenses (other than extraordinary enforcement expenses related to the enforcement of the Environmental Policy, including related judicial proceedings and "out-of-pocket" costs and expenses of outside legal counsel, for which the Master Servicer shall not be responsible and which shall be Trust expenses) incurred by the Master Servicer in connection with this Section 3.27 shall be reimbursable out of the Certificate Account. Neither the Master Servicer nor the Trustee shall be required to incur any cost or expense for premiums for such Environmental Policy; such costs shall be borne by the related Mortgage Loan Seller.


                                   ARTICLE IV

              PAYMENTS TO CERTIFICATEHOLDERS AND RELATED MATTERS

            SECTION 4.01      Distributions on the Certificates.

            (a) (i) On each Distribution Date, amounts held in the Distribution Account shall be withdrawn (to the extent of the Available Distribution Amount, the "REMIC I Distribution Amount") in the case of all Classes of REMIC I Regular Interests and distributed on the REMIC I Regular Interests as set forth in
Section 4.01(a)(ii) herein. Thereafter, such amounts shall be considered to be held in the REMIC II Distribution Account and distributed on the REMIC II Uncertificated Regular Interests as set forth in Section 4.01(a)(ii) and on the Unaffected Certificates as set forth in Section 4.01(b) (to the extent of the Available Distribution Amount, the "REMIC II Distribution Amount"). Such amounts distributed on the Class MA-1 and Class MA-2 Uncertificated Interests shall be considered to be held in the REMIC IIU Distribution Account until distributed to the Trustee for the benefit of the Class UA-1 and UA-2 Uncertificated Interests as set forth in Section 4.01(a)(ii) and to the Holders of the Class R-IIU Certificates as set forth in Section 4.01(a)(v) (to the extent such portion of the Available Distribution Amount, the "REMIC IIU Distribution Amount"). Such amounts distributed on the Class UA-1 and Class UA-2 Interests, together with the amounts distributed on the Class MB, Class MC, Class MD, Class ME, Class MF and Class MG Uncertificated Interests and on the Class MX Uncertificated Interest shall be considered to be held in the REMIC III Distribution Account until distributed to the Holders of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and Class X Certificates and the Class R-III Certificates as set forth in Section 4.01(b) (to the extent of such portion of the Available Distribution Amount, the "REMIC III Distribution Amount").

               (ii) The allocation and reimbursement of Realized Losses and Additional Trust Fund Expenses and timing and amount of principal and interest distributions (1) on each REMIC I Regular Interest will be identical to such principal and interest amounts, allocations, reimbursements and timing and amount of distributions on the Corresponding REMIC II Uncertificated Regular Interests (in the case of the Class LA-1, Class LA-2, Class LB, Class LC, Class LD, Class LE, Class LF and Class LG Uncertificated Interests) or the Corresponding Certificates (in the case of the Class LH, Class LJ, Class LK, Class LL, Class LM, Class LN, Class LO and Class LP Uncertificated Interest taken together with their related Components of the Class MX Uncertificated Interest) (2) on each of the Class MA-1 and Class MA-2 Uncertificated Interests will be identical to such principal and interest amounts, allocations, reimbursements and timing and amount of distribution in the aggregate on the Corresponding REMIC IIU Uncertificated Regular Interests, allocated between them as specified in the definition of "Uncertificated Principal Balance" and (5) on each of the Class UA-1, Class UA-2, Class MB, Class MC, Class MD, Class ME, Class MF and Class MG will be identical to such principal amounts, allocations, reimbursements and timing and amount of distributions on the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates, respectively taken together with their related Components of the Class X Certificates.

               (iii) Any amount that remains in the REMIC I Distribution Account on each Distribution Date after distribution of the REMIC I Distribution Amount and Prepayment Premiums allocable to the REMIC I Regular Interests pursuant to Sections 4.01(a)(i) and 4.01(c)(iv) shall be distributed to the Holders of the Class R-I Certificates (but only to the extent of the Available Distribution Amount for such Distribution Date remaining in the Distribution Account, if any).

               (iv) Any amount that remains in the REMIC II Distribution Account on each Distribution Date after distribution of the REMIC II Distribution Amount and Prepayment Premiums allocable to the REMIC II Uncertificated Regular Interests pursuant to Sections 4.01(a)(i) and
      Section 4.01(c)(iv) and distributions on the Unaffected Certificates pursuant to Section 4.01(b) and Sections 4.01(c)(i) shall be distributed to the Holders of the Class R-II Certificates (but only to the extent of the Available Distribution Amount for such Distribution Date remaining in the REMIC II Distribution Account, if any).

               (v) Any amount that remains in the REMIC IIU Distribution
      Account on each Distribution Date after distribution of the REMIC IIU Distribution Amount and Prepayment Premiums allocable to the REMIC IIU Interests pursuant to Section 4.01(a)(i) and Section 4.01(c)(iv) shall be distributed to the Holders of the Class R-IIU Certificates (but only to the extent of the Available Distribution Amount for such Distribution Date remaining in the REMIC IIU Distribution Account, if any).

            (b) each Distribution Date, to the extent of the Available Distribution Amount for such Distribution Date, the Trustee shall make distributions to the Certificates in the following priority (deemed, in the case of the Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and Class R-III Certificates, to be made from the REMIC III Distribution Account, in the case of the REMIC II Certificates, to be made from the REMIC II Distribution Account):

               (i) to distributions of interest to Holders of the Class A-1 Certificates, the Class A-2 Certificates and the Class X Certificates pro rata, in accordance with the respective amounts of Distributable Certificate Interest payable in respect of such Classes of Certificates described in this clause (i), in an amount equal to all Distributable Certificate Interest in respect of each such Class for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (ii) to distributions of principal, first to the Holders of the Class A-1 Certificates and second to the Holders of the Class A-2 Certificates in each case, in an amount (not to exceed the Class Principal Balance of such Class of Certificates outstanding immediately prior to such Distribution Date) equal to the remaining Principal Distribution Amount for such Distribution Date;

               (iii) to reimburse the holders of the Class A Certificates, up to an amount equal to, and pro rata as among such Classes in accordance with, the respective amounts of Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class Principal Balance of such Classes of Certificates and for which no reimbursement has previously been paid;

               (iv) to distributions of interest to the Holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (v) if the Class Principal Balances of the Class A Certificates have been reduced to zero, to distributions of principal to the Holders of the Class B Certificates, in an amount (not to exceed the Class Principal Balance of the Class B Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (vi) to distributions to the Holders of the Class B Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balance of the Class B Certificates and that remain unreimbursed immediately prior to such Distribution Date;

               (vii) to distributions of interest to the Holders of the Class C Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (viii) if the Class Principal Balances of the Class A and Class B Certificates have been reduced to zero, to distributions of principal to the Holders of the Class C Certificates, in an amount (not to exceed the Class Principal Balance of the Class C Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (ix) to distributions to the Holders of the Class C Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balance of the Class C Certificates and that remain unreimbursed immediately prior to such Distribution Date;

               (x) to distributions of interest to the Holders of the Class D Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (xi) if the Class Principal Balances of the Class A, Class B and Class C Certificates have been reduced to zero, to distributions of principal to the Holders of the Class D Certificates, in an amount (not to exceed the Class Principal Balance of the Class D Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (xii) to distributions to the Holders of the Class D Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balance of the Class D Certificates and that remain unreimbursed immediately prior to such Distribution Date;

               (xiii) to distributions of interest to the Holders of the Class E Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (xiv) if the Class Principal Balances of the Class A, Class B, Class C and Class D Certificates have been reduced to zero, to distributions of principal to the Holders of the Class E Certificates, in an amount (not to exceed the Class Principal Balance of the Class E Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (xv) to distributions to the Holders of the Class E Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balance of the Class E Certificates and that remain unreimbursed immediately prior to such Distribution Date;

               (xvi) to distributions of interest to the Holders of the Class F Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (xvii) if the Class Principal Balances of the Class A, Class B, Class C, Class D and Class E Certificates have been reduced to zero, to distributions of principal to the Holders of the Class F Certificates, in an amount (not to exceed the Class Principal Balance of the Class F Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (xviii) to distributions to the Holders of the Class F Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balance of the Class F Certificates and that remain unreimbursed immediately prior to such Distribution Date;

               (xix) to distributions of interest to the Holders of the Class G Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (xx) if the Class Principal Balances of the Class A, Class B, Class C, Class D, Class E and Class F Certificates have been reduced to zero, to distributions of principal to the Holders of the Class G Certificates, in an amount (not to exceed the Class Principal Balance of the Class G Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (xxi) to distributions to the Holders of the Class G Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balance of the Class G Certificates and that remain unreimbursed immediately prior to such Distribution Date;

               (xxii) to distributions of interest to the Holders of the Class H Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (xxiii) if the Class Principal Balances of the Class A, Class B, Class C, Class D, Class E, Class F and Class G Certificates have been reduced to zero, to distributions of principal to the Holders of the Class H Certificates, in an amount (not to exceed the Class Principal Balance of the Class H Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (xxiv) to distributions to the Holders of the Class H Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balance of the Class H Certificates and that remain unreimbursed immediately prior to such Distribution Date;

               (xxv) to distributions of interest to the Holders of the Class J Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (xxvi) if the Class Principal Balances of the Class A, Class B, Class C, Class D, Class E, Class F Class G Certificates and Class H Certificates have been reduced to zero, to distributions of principal to the Holders of the Class J Certificates, in an amount (not to exceed the Class Principal Balances of the Class J Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (xxvii) to distributions to the Holders of the Class J Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balances of the Class J Certificates and that remain unreimbursed immediately prior to such Distribution Date;

               (xxviii) to distributions of interest to the Holders of the Class K Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (xxix) if the Class Principal Balances of the Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class J Certificates have been reduced to zero, to distributions of principal to the Holders of the Class K Certificates, in an amount (not to exceed the Class Principal Balance of the Class K Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (xxx) to distributions to the Holders of the Class K Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balance of the Class K Certificates and that remain unreimbursed immediately prior to such Distribution Date;

               (xxxi) to distributions of interest to the Holders of the Class L Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (xxxii) if the Class Principal Balances of the Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K Certificates have been reduced to zero, to distributions of principal to the Holders of the Class L Certificates, in an amount (not to exceed the Class Principal Balance of the Class L Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (xxxiii) to distributions to the Holders of the Class L Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balance of the Class L Certificates and that remain unreimbursed immediately prior to such Distribution Date;

               (xxxiv) to distributions of interest to the Holders of the Class M Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (xxxv) if the Class Principal Balances of the Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates have been reduced to zero, to distributions of principal to the Holders of the Class M Certificates, in an amount (not to exceed the Class Principal Balance of the Class M Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (xxxvi) to distributions to the Holders of the Class M Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balance of the Class M Certificates and that remain unreimbursed immediately prior to such Distribution Date;

               (xxxvii) to distributions of interest to the Holders of the Class N Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (xxxviii) if the Class Principal Balances of the Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L and Class M Certificates have been reduced to zero, to distributions of principal to the Holders of the Class N Certificates, in an amount (not to exceed the Class Principal Balance of the Class N Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (xxxix) to distributions to the Holders of the Class N Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balance of the Class N Certificates and that remain unreimbursed immediately prior to such Distribution Date;

               (xl) to distributions of interest to the Holders of the Class O Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (xli) if the Class Principal Balances of the Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class N Certificates have been reduced to zero, to distributions of principal to the Holders of the Class O Certificates, in an amount (not to exceed the Class Principal Balance of the Class O Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (xlii) to distributions to the Holders of the Class O Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balance of the Class O Certificates and that remain unreimbursed immediately prior to such Distribution Date;

               (xliii) to distributions of interest to the Holders of the Class P Certificates, in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

               (xliv) if the Class Principal Balances of the Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates have been reduced to zero, to distributions of principal to the Holders of the Class P Certificates, in an amount (not to exceed the Class Principal Balance of the Class P Certificates outstanding immediately prior to such Distribution Date) equal to the entire remaining Principal Distribution Amount for such Distribution Date;

               (xlv) to distributions to the Holders of the Class P Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, that were previously allocated to the Class Principal Balance of the Class P Certificates and that remain unreimbursed immediately prior to such Distribution Date; and

               (xlvi) to distributions to the Holders of the Class R-III Certificates, in an amount equal to the balance, if any, of the Available Distribution Amount for such Distribution Date remaining after the distributions to be made on such Distribution Date pursuant to clauses (i) through (xxi) above;

provided that, on each Distribution Date coinciding with or following the Senior Principal Distribution Cross-Over Date, and in any event on the Final Distribution Date, the payments of principal to be made pursuant to clause (ii) and (iii) above, will be so made to the Holders of the respective Classes of Class A Certificates, subject to available funds, up to an amount equal to, and pro rata as among such Classes in accordance with, the respective then outstanding Class Principal Balances of such Classes of Certificates, and without regard to the Principal Distribution Amount for such date; and provided, further, that, on the Final Distribution Date, the payments of principal to be made pursuant to any of clauses (vi), (ix), (xii), (xv), (xviii), (xxi), (xxiv), (xxvii), (xxx), (xxiii), (xxxvi), (xxxix), (xlii) and (xlvi) above with respect to any Class of Sequential Pay Certificates, will be so made to the Holders thereof, subject to available funds, up to an amount equal to the entire then outstanding Class Principal Balance of such Class of Certificates, and without regard to the Principal Distribution Amount for such date. References to "remaining Principal Distribution Amount" in clause (ii) above, in connection with payments of principal to be made to the Holders of any Class of Class A Certificates, shall be to the Principal Distribution Amount for such Distribution Date, net of any distributions of principal made in respect thereof to the Holders of each other Class of Class A Certificates, if any, that pursuant to clause (ii) above has an earlier right to payment with respect thereto. References to "remaining Principal Distribution Amount" in any of clauses (vi), (ix), (xii), (xv), (xviii), (xxi), (xxiv), (xxvii), (xxx), (xxxiii), (xxxvi), (xxxix), (xlii) and (xlvi) above, in connection with the payments of principal to be made to the Holders of any Class of Sequential Pay Certificates, shall be to the Principal Distribution Amount for such Distribution Date, net of any payments of principal made in respect thereof to the Holders of each other Class of Sequential Pay Certificates that has a higher Payment Priority.

            (c) (i) On each Distribution Date, Prepayment Premiums collected during the related Collection Period will be distributed by the Trustee to the following Classes of Certificates: to the Class A-1, Class A-2, Class B, Class C Class D, Class E, Class F, Class G, and Class H Certificates, in an amount equal to the product of (a) a fraction whose numerator is the amount distributed as principal to such Class on such Distribution Date, and whose denominator is the total amount distributed as principal to the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates on such Distribution Date,
(b) the Base Interest Fraction for the related principal payment on such Class of Certificates, and (c) the aggregate amount of Prepayment Premiums relating to the Mortgage Loans collected on such principal prepayments during the related Collection Period. Any Prepayment Premiums collected during the related Collection Period remaining after such distributions will be distributed to the holders of the Class X Certificates.

               (ii) The "Base Interest Fraction" with respect to any principal prepayment on any Mortgage Loan and with respect to any Class of Offered Certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the Pass-Through Rate on such Class of Certificates exceeds (ii) the discount rate used in accordance with the related Mortgage Loan documents in calculating the Prepayment Premium with respect to such Principal Prepayment and (b) whose denominator is the amount, if any, by which (i) the Mortgage Rate on such Mortgage Loan exceeds (ii) the discount rate used in accordance with the related Mortgage Loan documents in calculating the yield maintenance charge with respect to such principal prepayment. However, under no circumstances shall the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the Mortgage Rate on such Mortgage Loan and (y) the Pass-Through Rate described in the preceding sentence, then the Base Interest Fraction will equal zero.

               (iii) No Prepayment Premiums or yield maintenance charges will be distributed to the holders of the Class J, Class K, Class L, Class M, Class N, Class O or Class P Certificates. After the Certificate Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates have been reduced to zero, all Prepayment Premiums and yield maintenance charges with respect to the Mortgage Loans shall be distributed to the holders of the Class X Certificates.

               (iv) All distributions of Prepayment Premiums made in respect of the respective Classes of Regular Certificates on each Distribution Date pursuant to Section 4.01(c)(i) shall first be deemed to be distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interests, pro rata based upon the amount of principal distributed in respect of each Class of REMIC I Regular Interest for such Distribution Date pursuant to
      Section 4.01(a)(i) above. The amount of Prepayment Premiums distributable
      (A) on the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates shall be distributed, (1) from REMIC II to REMIC IIU in respect of the Class MA-1 and Class MA-2 Uncertificated Interests, (2) from REMIC II to REMIC III in respect of the Class MB, Class MC, Class MD, Class ME, Class MF, Class MG and Class MH Uncertificated Interests, (3) from REMIC IIU to REMIC III in respect of the Class UA-1 and Class UA-2 Uncertificated Interests, in each case based on the amount distributable on the Corresponding Certificates. The amount of Prepayment Premiums distributable on the Class X Certificates shall be deemed to be distributed from REMIC II to REMIC IIU in respect of the Class MA-1 and Class MA-2 Uncertificated Interests and from REMIC II to REMIC III in respect of the remaining REMIC II Uncertificated Regular Interests, pro rata, and the amounts so allocated in respect of the Class MA-1 and Class MA-2 Uncertificated Interests shall be deemed to be distributed from REMIC IIU to REMIC III in respect of the REMIC IIU Regular Interests, pro rata, in each such case based upon the amount of interest distributed thereon for such Distribution Date pursuant to
      Section 4.01(a)(ii) it being understood that the amount so allocated in respect of the Class X Certificates shall be equal to the amount of Prepayment Premiums remaining, after allocations to the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates in accordance with Section 4.01(c)(i) (which remaining amount shall be the entire amount so distributable after the Class Principal Balances of such Classes of Certificates have been reduced to zero).

            (d) All distributions made with respect to each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Except as otherwise provided below, all such distributions with respect to each Class of Certificates on each Distribution Date shall be made to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. The final distribution on each Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Certificate) will be made in like manner, but only upon presentation and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution. Any distribution that is to be made with respect to a Certificate in reimbursement of a Realized Loss or Additional Trust Fund Expense previously allocated thereto, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Certificateholder that surrendered such Certificate as such address last appeared in the Certificate Registrar or to any other address of which the Trustee was subsequently notified in writing.

            (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor, the Master Servicer, the Special Servicer or the REMIC Administrator shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

            (f) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of their Certificates, and all rights and interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates. Distributions in reimbursement of Realized Losses and Additional Trust Fund Expenses previously allocated to a Class of Certificates shall not constitute distributions of principal and shall not result in a reduction of the related Class Principal Balance.

            (g) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Class of Certificates) will be made on the next Distribution Date, the Trustee shall, as soon as practicable in the month in which such Distribution Date occurs, mail to each Holder of such Class of Certificates as of the date of mailing a notice to the effect that:

               (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the Corporate Trust Office or such other location therein specified, and

               (ii) no interest shall accrue on such Certificates from and after such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(h) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(h). If all of the Certificates shall not have been surrendered for cancellation by the second anniversary of the delivery of the second notice, the Trustee shall distribute to the Class R-II Certificateholders all unclaimed funds and other assets which remain subject hereto.

            (h) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders. Such amounts shall be deemed to have been distributed to such Certificateholders for all purposes of this Agreement.

            (i) On each Distribution Date, any Excess Interest received during the related Collection Period with respect to the Mortgage Loans shall be distributed to the holders of the Class V Certificates.

            (j) All payments made on HVB Loan No. 510238 and HVB Loan No. 540310 or any related subsequently acquired REO Property (other than amounts distributable to the Loan REMIC Residual Interests in accordance with the Loan REMIC Declarations) shall be deemed to be paid to REMIC I before payments are made to the holder of the REMIC I Regular Interests, and shall be treated as principal, interest, or Prepayment Premiums, as the case may be, based on these characterizations with respect to HVB Loan No. 510238 or HVB Loan No. 540310 (or REO Property), except where expressly noted and, in addition, any payment of principal on or reduction in the Stated Principal Balance of HVB Loan No. 510238 or HVB Loan No. 540310 shall reduce the principal balance of the related Loan REMIC Regular Interest. Any payments on or with respect to HVB Loan 510238 or HVB Loan. 540310 in excess of the principal, interest and Prepayment Premiums distributable on the Loan REMIC Regular Interests shall be distributable to the Class R-I Certificate in respect of amounts distributed on the Loan REMIC Residual Interests. Servicing Fees with respect to HVB Loan No. 510238 and HVB Loan No. 540310 shall be paid by REMIC I in respect of the related Loan REMIC Regular Interests, and all other servicing compensation with respect to HVB Loan No. 540310 and HVB Loan No. 510238 payable to the Master Servicer or the Special Servicer shall be payable by the Loan REMICs, except as provided in Section 3.05(a).

               SECTION 4.02 Statements to Certificateholders; Certain Reports by the Master Servicer and the Special Servicer.

            (a) On each Distribution Date, the Trustee shall provide or make available, either in electronic format or by first-class mail to each Holder (and, if it shall have certified to the Trustee as to its Ownership Interest in a Class of Book-Entry Certificates, each Certificate Owner) of the REMIC II Regular Certificates and to the Rating Agencies a statement (a "Distribution Date Statement"), substantially in the form contemplated on pages C-1 through C-17 of the Prospectus Supplement, as to the distributions made on such Distribution Date setting forth:

               (i) the amount of the distribution, if any, on such Distribution Date to the Holders of each Class of Regular Certificates in reduction of the Class Principal Balance thereof;

               (ii) the amount of the distribution, if any, on such Distribution Date to the Holders of each Class of Regular Certificates allocable to Distributable Certificate Interest and the amount of the distribution, if any, on such Distribution Date to the Holders of each Class of Regular Certificates allocable to Prepayment Premiums;

               (iii)  the Available Distribution Amount for such Distribution
      Date;

               (iv) the aggregate amount of P&I Advances made in respect of the immediately preceding Determination Date;

               (v) the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately before and immediately after such Distribution Date;

               (vi) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Pool as of the end of the Collection Period for the immediately preceding Determination Date;

               (vii) as of the Determination Date for the related Distribution Date, the number, aggregate unpaid principal balance and specific identification (by loan number) of Mortgage Loans (A) delinquent 30-59 days, (B) delinquent 60-89 days, (C) delinquent 90 or more days, and (D) current but specially serviced or in foreclosure but not a REO Property;

               (viii) with respect to any REO Property included in the Trust Fund as of the end of the Collection Period for such Distribution Date, the principal balance of the Mortgage Loan as of the date such Mortgage Loan became delinquent;

               (ix) the Accrued Certificate Interest and Distributable Certificate Interest in respect of each Class of Regular Certificates for such Distribution Date;

               (x) the aggregate amount of Distributable Certificate Interest payable in respect of each Class of Regular Certificates on such Distribution Date, including, without limitation, any Distributable Certificate Interest remaining unpaid from prior Distribution Dates;

               (xi) any unpaid Distributable Certificate Interest in respect of each Class of Regular Certificates after giving effect to the distributions made on such Distribution Date;

               (xii) the Pass-Through Rate for each Class of Regular Certificates for such Distribution Date;

               (xiii) the Principal Distribution Amount for such Distribution Date, separately identifying the respective components of such amount;

               (xiv) the aggregate of all Realized Losses incurred during the related Collection Period and all Additional Trust Fund Expenses incurred during the related Collection Period, and an itemization of all such Additional Trust Fund Expenses;

               (xv) the Certificate Principal Balance or Notional Amount, as the case may be, of each Class of Regular Certificates outstanding immediately before and immediately after such Distribution Date, separately identifying any reduction therein due to the allocation of Realized Losses and Additional Trust Fund Expenses on such Distribution Date;

               (xvi) the Certificate Factor for each Class of Regular Certificates immediately following such Distribution Date;

               (xvii) the aggregate amount of servicing fees paid to the Master Servicer and the Special Servicer, collectively and separately, during the related Collection Period; and

               (xviii) a brief description of any material, waiver, modification or amendment of any Mortgage Loan entered into by the Master Servicer or Special Servicer pursuant to Section 3.20 during the related Collection Period;

               (xix)  current and cumulative outstanding Advances;

               (xx)  current Prepayments;

               (xxi) the number and aggregate principal balance of Mortgage Loans as to which foreclosure proceedings have been commenced as to the related Mortgaged Property; and

               (xxii) the ratings from all Rating Agencies for all classes of Certificates.

            Any item of information disclosed to the Trustee by the Master Servicer pursuant to Section 3.19(a) since the preceding Distribution Date (or, in the case of the initial Distribution Date, since the Original Closing Date) shall be made available with the Distribution Date Statement.

            In the case of information furnished pursuant to clauses (i) and
(ii) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per Single Certificate. Except with respect to the Certificate Factor (required to be reported by clause (xvi) above), financial information reported by the Trustee to the Certificateholders pursuant to this Section 4.02 shall be expressed as a dollar amount rounded to the nearest whole cent. Absent actual knowledge of an error therein, the Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Master Servicer or Special Servicer. The calculations by the Trustee contemplated by this Section 4.02 shall, in the absence of manifest error, be presumptively deemed to be correct for all purposes hereunder.

            The Trustee shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the Distribution Date Statement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

            On each Distribution Date, the Trustee shall also provide or make available, either in electronic format or by first-class mail, to such Certificateholders and Certificate Owners and to the Rating Agencies, a report (based on information received from the Master Servicer and Special Servicer) containing, as and to the extent received from the Master Servicer and Special Servicer, information regarding the Mortgage Pool as of the close of business on the related Determination Date, which report shall contain substantially the categories of information regarding the Mortgage Loans set forth in Annex A to the Prospectus Supplement (calculated, where applicable, on the basis of the most recent relevant information provided by the Mortgagors to the Master Servicer or the Special Servicer and by the Master Servicer or the Special Servicer, as the case may be, to the Trustee) and such information shall be presented in a loan-by-loan and tabular format substantially similar to the formats utilized in Annex A to the Prospectus Supplement (provided that no information will be provided as to any repair and replacement or other cash reserve and the only financial information to be reported on an ongoing basis will be the actual expenses, actual revenues and actual Net Operating Income for the respective Mortgaged Properties and a Debt Service Coverage Ratio calculated on the basis thereof).

            In addition, the Trustee shall provide or make available, either in electronic format or by first-class mail, to such Certificateholders and Certificate Owners and to the Rating Agencies, at the same time that the Distribution Date Statement is delivered thereto, each (i) Delinquent Loan Status Report, (ii) REO Status Report, (iii) Historical Loan Modification Report, (iv) Historical Liquidation Report, (v) Comparative Financial Status Report, (vi) Servicer Watch List Report (vii) CMSA Loan Setup File, (viii) CMSA Loan Periodic Update File, (ix) CMSA Property File, and (x) CMSA Financial File (such six supplemental reports and four data files, the "Servicer Reports") that has been received by the Trustee since the prior Distribution Date. Additionally, the Trustee shall also be required to provide or make available, either in electronic format or by first-class mail, the Servicer Reports to any potential investor in the Certificates who requests such reports in writing.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information as to the applicable Class set forth in clauses (i) and (ii) above of the description of Distribution Date Statement, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder, together with such other information as the Trustee determines to be necessary to enable Certificateholders to prepare their tax returns for such calendar year. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

            Upon filing with the IRS, the REMIC Administrator shall furnish to the Holders of the Class R-I, Class R-II, Class R-IIU and Class R-III Certificates the Form 1066 and shall furnish their respective Schedules Q thereto at the times required by the Code or the IRS, and shall provide from time to time such information and computations with respect to the entries on such forms as any Holder of the Class R-I, Class R-II, Class R-IIU and Class R-III Certificates may reasonably request.

            The Trustee will make available each month, to any interested party, the Distribution Date Statement (and any additional files containing the same information in an alternative format) via the Trustee's Website. In addition, the Trustee will make available to any interested party each month the Servicer Reports, the CSMA Loan Setup File and the CSMA Loan Periodic Update File on the Trustee's Website. The Distribution Date Statement will be available on the Trustee's fax-on-demand service, which may be accessed by calling (301) 815-6610. In addition, the Trustee will make available, as a convenience for interested parties (and not in furtherance of the distribution of the Base Prospectus and the Prospectus Supplement under the securities laws), this Agreement, the Base Prospectus and the Prospectus Supplement via the Trustee's Website. For assistance with the above-referenced services, interested parties may call (301) 815-6600. The Trustee will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

            In connection with providing access to the Trustee's Website, the Trustee may require registration and the acceptance of the disclaimer. The Trustee shall not be liable for the dissemination of information in accordance herewith.

            (b) The Master Servicer shall deliver or cause to be delivered to the Trustee, the Directing Certificateholder, the Special Servicer and each Rating Agency (which delivery to the Special Servicer, the Directing Certificateholder and each Rating Agency may be accomplished by making such information available on the Master Servicer's Internet Website), on a computer-readable medium, in form reasonably acceptable to the Trustee, including, without limitation, on a loan-by-loan basis, (A) at or before 1:00 p.m. (New York City time) on the first Business Day prior to the related Distribution Date beginning in December, 2000, the Servicer Reports and the Special Servicer Loan Status Report most recently prepared by the Master Servicer (excluding the CMSA Loan Periodic Update File) (it being understood that a separate Special Servicer Loan Status Report shall not be necessary if the equivalent information has been included in the foregoing or other reports delivered by the Master Servicer and as provided by the Special Servicer), and
(B) at or before 1:00 p.m. (New York City time) on the second Business Day prior to the related Distribution Date (the "Master Servicer Reporting Date"), beginning in December, 2000, the CMSA Loan Periodic Update File setting forth the information specified in clauses (i) through (xvi) below (the items specified in clause (xiii) below to be reported once per calendar quarter, and the amounts and allocations of payments, collections, fees and expenses with respect to Specially Serviced Mortgage Loans and REO Properties to be based upon the report to be delivered by the Special Servicer to the Master Servicer on the fourth (4th) Business Day prior to the Distribution Date, as required by Section 4.02(c) below):

               (i) the aggregate amount that is to be transferred from the Certificate Account to the Distribution Account on the related Master Servicer Remittance Date that is allocable to principal on or in respect of the Mortgage Loans and any REO Loans, separately identifying the aggregate amount of any Principal Prepayments included therein, and (if different) the Principal Distribution Amount for the immediately succeeding Distribution Date;

               (ii) the aggregate amount that is to be transferred from the Certificate Account to the Distribution Account on the related Master Servicer Remittance Date that is allocable to (A) interest on or in respect of the Mortgage Loans and any REO Loans and (B) Prepayment Premiums;

               (iii) the aggregate amount of any P&I Advances (specifying the principal and interest portions thereof separately) to be made pursuant to
      Section 4.03 of this Agreement that were made in respect of the immediately preceding Distribution Date;

               (iv) the amount of the Master Servicing Fees, Special Servicing Fees, Workout Fees, Liquidation Fees and other servicing compensation with respect to the Mortgage Pool for the Collection Period ending on such Determination Date, specifying the items and amounts of such other servicing compensation payable to the Master Servicer, the Special Servicer and any Sub-Servicers retained by each;

               (v) the number and aggregate unpaid principal balance as of the close of business on the last day of the most recently ended calendar month of Mortgage Loans in the Mortgage Pool (A) remaining outstanding,
      (B) delinquent 30-59 days, (C) delinquent 60-89 days, (D) delinquent 90 days or more but not in foreclosure and (E) in foreclosure; and the number and aggregate unpaid principal balance as of the close of business on such Determination Date of Mortgage Loans in the Mortgage Pool (x) as to which the related Mortgaged Property has become REO Property during the Collection Period ending on such Determination Date, (y) as to which the related Mortgaged Property was REO Property as of the end of such Collection Period and (z) the terms of which have been modified during such Collection Period pursuant to this Agreement;

               (vi) the loan number and the unpaid principal balance as of the close of business on such Determination Date of each Specially Serviced Mortgage Loan and each other Defaulted Mortgage Loan;

               (vii) with respect to any REO Property that was included in the Trust Fund as of the close of business on such Determination Date, the loan number of the related Mortgage Loan, the appraised value of such REO Property and the amount of REO Revenues and other amounts, if any, received on such REO Property during the related Collection Period and the portion thereof included in the Available Distribution Amount for the immediately succeeding Distribution Date;

               (viii) with respect to any Mortgage Loan as to which the related Mortgaged Property became an REO Property during the Collection Period ending on such Determination Date, the loan number of such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan as of the related Acquisition Date;

               (ix) with respect to any Mortgage Loan or REO Property as to which a Final Recovery Determination was made by the Master Servicer during the Collection Period ending on such Determination Date, the loan number of such Mortgage Loan or, in the case of an REO Property, of the related Mortgage Loan, the amount of Liquidation Proceeds and/or other amounts, if any, received thereon during such Collection Period and the portion thereof included in the Available Distribution Amount for the immediately succeeding Distribution Date, and any resulting Realized Loss;

               (x) the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately before and immediately after such Distribution Date;

               (xi) the aggregate amount of Realized Losses on the Mortgage Pool for the Collection Period ending on such Determination Date (and the portions allocable to principal and interest);

               (xii) the aggregate amount of the Additional Trust Fund Expenses (broken down by type) withdrawn from the Certificate Account during the Collection Period ending on such Determination Date;

               (xiii) to the extent provided by the related Mortgagors, information with respect to occupancy rates for all Mortgaged Properties, sales per square foot with respect to all retail Mortgaged Properties, and capital expenditures and capital reserve balances with respect to all Mortgaged Properties, in each case in the format of the Mortgage Loan Schedule;

               (xiv) such other information on a Mortgage Loan-by-Mortgage Loan or REO Property-by-REO Property basis as the Trustee or the Depositor shall reasonably request in writing (including, without limitation, information with respect to any modifications of any Mortgage Loan, any Mortgage Loans in default or foreclosure, the operation and disposition of REO Property and the assumption of any Mortgage Loan);

               (xv) a brief description of any material waiver, modification or amendment of any Mortgage Loan entered into by the Master Servicer pursuant to this Agreement during the related Collection Period; and

               (xvi) any additional information as may be agreed upon between the Master Servicer and the Trustee; provided, however, that no Sub-Servicer's obligations may be increased without its consent.

            On the date on which the reports described above are delivered to the Trustee, the Master Servicer shall also deliver or cause to be delivered to the Trustee and the Rating Agencies a report, in writing and in a computer-readable medium, in form reasonably acceptable to the Trustee, containing the information with respect to the Mortgage Pool necessary for the Trustee to prepare with respect to the Mortgage Pool the additional schedules and tables required to be made available by the Trustee pursuant to Section 4.02(a) in substantially the same formats set forth in Annex C to the Prospectus Supplement, in each case reflecting the changes in the Mortgage Pool during the related Collection Period.

            Not later than the fifth day of the calendar month following each Master Servicer Remittance Date, the Master Servicer shall forward to the Trustee a statement, setting forth the status of the Certificate Account as of the close of business as to the calendar month prior to such Master Servicer Remittance Date, stating that all distributions required by this Agreement to be made by the Master Servicer have been made (or, in the case of any required distribution that has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for such calendar month, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04(a) and each category of withdrawal specified in Section 3.05(a). The Master Servicer shall also deliver to the Trustee, upon reasonable request of the Trustee, any and all additional information relating to the Mortgage Loans (which information shall be based upon reports delivered to the Master Servicer by the Special Servicer with respect to Specially Serviced Mortgage Loans and REO Properties).

            Following the end of each calendar quarter, commencing with the calendar quarter ended March 31, 2001, but excluding each first calendar quarter thereafter, within 105 days (or 180 days, in the case of annual year end operating information, commencing with year end 2000) of receipt by the Master Servicer, as to non-Specially Serviced Mortgage Loans, or within 30 days after receipt by the Special Servicer, as to Specially Serviced Mortgage Loans, of any annual, quarterly or other periodic operating statements or rent rolls with respect to any Mortgaged Property or REO Property, the Master Servicer (or the Special Servicer, as applicable), shall, upon the request of the Trustee, deliver to the Trustee copies (or imaged copies) of such operating statements and rent rolls. Based upon such operating statements or related rent rolls, the Master Servicer (based upon operating statements, rent rolls, written reports and data fields collected or prepared by the Special Servicer pursuant to
Section 3.12(b) and furnished to the Master Servicer by the Special Servicer in the case of the Specially Serviced Mortgage Loans), shall prepare (or, if previously prepared, update, inclusive of year-to-date data) a written analysis of the operations of the Mortgaged Property or REO Property, by completing an Operating Statement Analysis Report, together with an NOI Adjustment Worksheet for annual year-end operating statements and related rent rolls. All Operating Statement Analysis Reports and NOI Adjustment Worksheets shall be maintained by the Master Servicer with respect to each Mortgaged Property and REO Property. The Master Servicer shall deliver copies (or imaged copies) thereof, upon request, to the Trustee, the Rating Agencies, the Directing Certificateholder and any Certificateholder or, to the extent the Trustee or a Certificate Owner has confirmed its ownership interest in the Certificates held thereby, such Certificate Owner, together with the related operating statements or related rent rolls. Each Operating Statement Analysis Report shall be substantially in the form of Exhibit I attached hereto and each NOI Adjustment Worksheet shall be substantially in the form of Exhibit K attached hereto. Each Operating Statement Analysis Report and NOI Adjustment Worksheet shall be prepared using normalized year-to-date CMSA methodology as in effect from time to time.

            The Special Servicer, on the fourth (4th) Business Day (for delivery on such date) prior to each Distribution Date, shall forward to the Master Servicer all information, data or reports collected or delivered by the Special Servicer which the Master Servicer is required to include in its preparation of the Servicer Reports. Further, the Master Servicer shall cooperate with the Special Servicer and provide the Special Servicer with the information in the possession of the Master Servicer reasonably requested by the Special Servicer, in writing, to the extent required to allow the Special Servicer to perform its obligations under this Agreement with respect to those Mortgage Loans serviced by the Master Servicer.

            No later than 1:00 p.m., New York City time, on the Master Servicer Remittance Date, beginning in January, 2001, the Master Servicer shall prepare in electronic form and deliver to the Trustee, the Rating Agencies, and the Special Servicer a Watch List of all Mortgage Loans that the Master Servicer has determined are in jeopardy of becoming Specially Serviced Mortgage Loans (the "Servicer Watch List"), substantially in the form of Exhibit J attached hereto. For this purpose, Mortgage Loans that are in jeopardy of becoming Specially Serviced Mortgage Loans shall include, without limitation: (i) Mortgage Loans having a normalized Debt Service Coverage Ratio that is less than 1.05x, (ii) Mortgage Loans as to which any required inspection of the related Mortgaged Property conducted by the Master Servicer indicates a problem that the Master Servicer determines can reasonably be expected to materially and adversely affect the cash flow generated by such Mortgaged Property, (iii) Mortgage Loans which have come to the Master Servicer's attention without any expansion of its duties under this Agreement by reason hereof that (A) any tenant (or tenants collectively) occupying 25% or more of the space in the related Mortgaged Property has vacated (without being replaced by a comparable tenant and lease) or been the subject of bankruptcy or similar proceeding, or (B) relate to a Mortgagor or an affiliate that is the subject of a bankruptcy or similar proceeding, (iv) Mortgage Loans that are at least 60 days delinquent in payment,
(v) Mortgage Loans that are within 6 months of maturity, (vi) Mortgage Loans that have been delinquent in the payment of principal and/or interest twice in the immediately preceding 12 month period, (vii) Mortgage Loans as to which there is a delinquency in the payment of real estate taxes, ground rents, assessments or similar items, or escrows for such items, and (viii) Mortgage Loans as to which insurance on the related Mortgaged Property has lapsed.

            The Master Servicer shall use its reasonable efforts to notify the Rating Agencies in a timely manner of any change in the identity of either the two largest tenants of any retail Mortgaged Property and any casualty at or condemnation proceeding with respect to any Mortgaged Property, subject to its becoming aware of such change or event.

            To the extent the statements, reports and information (or portions thereof) to be delivered by the Master Servicer under this Section 4.02(b) are derived from underlying information to be delivered to the Master Servicer by the Special Servicer, the Master Servicer shall not be liable for any failure to deliver such statement, report or information (or portion thereof) on the prescribed dates, to the extent such failure is caused by the Special Servicer's failure to deliver such underlying information in a timely manner. Absent actual knowledge to the contrary, the Master Servicer may conclusively rely on any such information forwarded to it by the Special Servicer and shall have no obligation to verify the same.

            (c) At or before 1:00 p.m. (New York City time) one (1) Business Day after the Determination Date prior to each Distribution Date, the Special Servicer shall forward to the Master Servicer (A) data fields required for the Master Servicer to produce the Servicer Reports and (B) all information the Master Servicer will be required to include in the other reports that the Master Servicer is obligated to deliver to the Trustee pursuant to Section 4.02(b), to the extent such information relates to any Specially Serviced Mortgage Loan or any REO Property. The Special Servicer shall also deliver to the Master Servicer and the Trustee, upon the reasonable written request of either of them, any and all additional information in the possession of the Special Servicer relating to the Specially Serviced Mortgage Loans and the REO Properties.

            The Special Servicer shall cooperate with the Master Servicer and provide the Master Servicer with the information in the possession of the Special Servicer reasonably requested by the Master Servicer, in writing, to the extent required to allow the Master Servicer to perform its obligations under this Agreement with respect to the Specially Serviced Mortgage Loans and REO Properties. Additional information regarding the Specially Serviced Mortgage Loans, including, without limitation, any financial or occupancy information (including lease summaries) provided to the Special Servicer by the Mortgagors or otherwise obtained, shall be delivered to the Master Servicer, within ten days of receipt.

            SECTION 4.03      P&I Advances.

            (a) On or before 1:00 p.m., New York City time, on each Master Servicer Remittance Date, the Master Servicer shall either (i) deposit into the Distribution Account from its own funds an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the related Distribution Date,
(ii) apply amounts held in the Certificate Account for future distribution to Certificateholders in subsequent months in discharge of any such obligation to make P&I Advances, or (iii) make P&I Advances in the form of any combination of
(i) and (ii) aggregating the total amount of P&I Advances to be made; provided that if Late Collections of any of the delinquent principal and/or interest in respect of which it is to make P&I Advances on any Master Servicer Remittance Date are then on deposit in the Certificate Account, the Master Servicer shall use such Late Collections (net of any Master Servicing Fees (but not the Special Servicer's Standby Fee), Liquidation Fees and Workout Fees payable therefrom) to make such P&I Advances. Any amounts held in the Certificate Account for future distribution and so used to make P&I Advances (other than the Late Collections of the delinquent principal and/or interest contemplated by the proviso to the preceding sentence) shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Certificate Account on or before the next succeeding Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and/or interest in respect of which such P&I Advances were made). If, as of 1:00 p.m., New York City time, on any Master Servicer Remittance Date, the Master Servicer shall not have made any P&I Advance required to be made on such date pursuant to this Section 4.03(a) (and shall not have delivered to the Trustee the requisite Officer's Certificate and documentation related to a determination of nonrecoverability of a P&I Advance), then the Trustee shall provide notice of such failure to a Servicing Officer of the Master Servicer by facsimile transmission sent to telecopy no. (214) 237-2040 (or such alternative number provided by the Master Servicer to the Trustee in writing) and by telephone to Paul G. Smyth at telephone no. (214) 237-2010 (or such alternative number provided by the Master Servicer to the Trustee in writing) as soon as possible, but in any event before 3:00 p.m., New York City time, on such Master Servicer Remittance Date. If, after such notice, the Trustee does not receive the full amount of such P&I Advances by the close of business (New York City time) on such Master Servicer Remittance Date, then (i) unless the Trustee determines that such Advance would be a Nonrecoverable P&I Advance if made, the Trustee shall make, by 10:00 a.m. on the Distribution Date or in any event by such time as shall be required in order to make the required distribution on such Distribution Date, the portion of such P&I Advances that was required to be, but was not, made by the Master Servicer on such Master Servicer Remittance Date and (ii) such failure shall constitute an Event of Default on the part of the Master Servicer.

            (b) The aggregate amount of P&I Advances to be made in respect of the Mortgage Loans (including, without limitation, Balloon Mortgage Loans delinquent as to their respective Balloon Payments) and any REO Loans for any Distribution Date shall equal, subject to subsection (c) below, the aggregate of all Monthly Payments (other than Balloon Payments) and any Assumed Monthly Payments, in each case net of related Master Servicing Fees (net of the Standby
Fee) and Workout Fees payable hereunder, that were due or deemed due, as the case may be, in respect thereof on their respective Due Dates during the related Collection Period and that were not paid by or on behalf of the related Mortgagors or otherwise collected as of the close of business on the Business Day before the Master Servicer Remittance Date; provided that, if an Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, then, in the event of subsequent delinquencies thereon, the interest portion of the P&I Advance in respect of such Required Appraisal Loan for the related Distribution Date shall be reduced (it being herein acknowledged that there shall be no reduction in the principal portion of such P&I Advance) to equal the product of
(i) the amount of the interest portion of such P&I Advance for such Required Appraisal Loan for such Distribution Date without regard to this proviso, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which is equal to the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date, net of the related Appraisal Reduction Amount, if any, and the denominator of which is equal to the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date; and provided, further, that the Master Servicer shall not be required to advance Excess Interest with respect to ARD Loans.

            (c) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. In addition, Nonrecoverable P&I Advances shall be reimbursable pursuant to Section 3.05(a) out of general collections on the Mortgage Pool on deposit in the Certificate Account. The determination by the Master Servicer or, if applicable, the Trustee, that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be evidenced by an Officer's Certificate delivered promptly (and, in any event, in the case of a proposed P&I Advance by the Master Servicer, no less than 5 Business Days prior to the related Master Servicer Remittance Date) to the Trustee (or, if applicable, retained thereby), the Depositor and the Rating Agencies, setting forth the basis for such determination, together with ( such determination is prior to the liquidation of the related Mortgage Loan or REO Property) a copy of an Appraisal of the related Mortgaged Property or REO Property, as the case may be, which shall have been performed within the twelve months preceding such determination, and further accompanied by any other information that the Master Servicer or the Special Servicer may have obtained and that supports such determination. The Trustee shall deliver such Officer's Certificate as soon as practicable after its determination that such P&I Advance would be nonrecoverable. If such an Appraisal shall not have been required and performed pursuant to the terms of this Agreement, the Master Servicer may, subject to its reasonable and good faith determination that such Appraisal will demonstrate the nonrecoverability of the related Advance, obtain an Appraisal for such purpose at the expense of the Trust out of general collections. The Trustee shall be entitled to rely on any determination of nonrecoverability that may have been made by the Master Servicer with respect to a particular P&I Advance, and the Master Servicer shall be entitled to rely on any determination of nonrecoverability that may have been made by the Special Servicer with respect to a particular P&I Advance in the case of Specially Serviced Mortgage Loans.

            (d) As and to the extent permitted by Section 3.05(a), the Master Servicer and the Trustee shall each be entitled to receive interest at the Reimbursement Rate in effect from time to time, accrued on the amount of each P&I Advance made thereby (out of its own funds), for so long as such P&I Advance is outstanding (or, in the case of Advance Interest payable to the Master Servicer, if earlier, until the Late Collection of the delinquent principal and/or interest in respect of which such P&I Advance was made has been received by the Master Servicer). Such interest will be paid: first, out of any Default Charges collected on or in respect of the related Mortgage Loan during, and allocable to, the period, if any, that it was a Specially Serviced Mortgage Loan or an REO Loan); and second, at any time coinciding with or following the reimbursement of such P&I Advance, out of general collections on the Mortgage Loans and any REO Properties on deposit in the Certificate Account. As and to the extent provided by Section 3.05(a), the Master Servicer shall reimburse itself or the Trustee, as appropriate, for any P&I Advance made thereby as soon as practicable after funds available for such purpose are deposited in the Certificate Account, and in no event shall interest accrue in accordance with this Section 4.03(d) on any P&I Advance as to which the corresponding Late Collection had been received as of the related date on which such P&I Advance was made.

               SECTION 4.04 Allocation of Realized Losses and Additional Trust Fund Expenses.

            (a) On each Distribution Date, following the distributions to be made to the Certificateholders on such date pursuant to Section 4.01(b), the Trustee shall determine the amount, if any, by which (i) the then aggregate Certificate Principal Balance of the Sequential Pay Certificates, exceeds (ii) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date. If such excess does exist, then the Class Principal Balances of the Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates shall be reduced sequentially, in that order in each case, until such excess or the related Class Principal Balance is reduced to zero (whichever occurs first). If, after the foregoing reductions, the amount described in clause (i) of the second preceding sentence still exceeds the amount described in clause (ii) of the second preceding sentence, then the respective Class Principal Balances of the Class A Certificates shall be reduced, pro rata in accordance with the relative sizes of the then outstanding Class Principal Balances of such Classes of Certificates, until such excess or each such Class Principal Balance is reduced to zero (whichever occurs first). Such reductions in the Class Principal Balances of the respective Classes of the Sequential Pay Certificates shall be deemed to be allocations of Realized Losses and Additional Trust Fund Expenses, to the extent not covered by reductions in distributions of interest pursuant to the allocations set forth in Section 4.01(b).

            (b) With respect to any Distribution Date, (i) any Realized Losses allocated to the Class A-1 and Class A-2 Certificates pursuant to Section 4.04(a) with respect to such Distribution Date shall reduce the Uncertificated Principal Balances of the Class UA-1 and Class UA-2 Uncertificated Interests as a write-off and shall be allocated pro rata between such REMIC IIU Regular Interests; (ii) any Realized Losses allocated to the Class UA-1, and Class UA-2 Uncertificated Interests pursuant to clause (i) with respect to such Distribution Date shall reduce the Uncertificated Principal Balances of the Class MA-1 and Class MA-2 Uncertificated Interests as a write-off and shall be allocated pro rata between such Uncertificated Interests in accordance with their Uncertificated Principal Balances; (iii) any Realized Losses allocated to the Class B, Class C, Class D, Class E, Class F and Class G Certificates pursuant to Section 4.04(a) with respect to such Distribution Date shall reduce the Uncertificated Principal Balances of the Class MB, Class MC, Class MD, Class ME, Class MF and Class MG Uncertificated Interests, respectively, as a write-off; (iv) any Realized Losses or Additional Trust Fund Expenses allocated pursuant to Section 4.04(a) with respect to such Distribution Date shall reduce the Uncertificated Principal Balances of the REMIC I Regular Interests as a write-off and shall be allocated among the Class LA-1, Class LA-2, Class LB, Class LC, Class LD, Class LE, Class LF, Class LG, Class LH, Class LJ, Class LK, Class LL, Class LM, Class LN, Class LO and Class LP Uncertificated Interests in the same priority as its Class of Corresponding REMIC II Uncertificated Regular Interests pursuant to Clauses (ii) and (iii) or Class of Corresponding Certificates pursuant to Section 4.04(a).

            SECTION 4.05   Interest Reserve Account.

            The Trustee shall establish and maintain the Interest Reserve Account in the Trustee's name for the benefit of the Certificateholders. The Interest Reserve Account shall be established and maintained as an Eligible Account, which the Trustee may (but shall not be obligated to) invest only in Permitted Investments in accordance with Section 3.06. On each Master Servicer Remittance Date occurring in February and each Master Servicer Remittance Date in January of any year which is not a leap year, the Master Servicer shall withdraw from the Certificate Account, in respect of each Mortgage Loan which accrues interest on an Actual/360 Basis, and, in the case of HVB Loan No. 510238 and HVB Loan No. 540310, the Loan REMIC Regular Interests, and remit to the Trustee for deposit into the Interest Reserve Account, an amount equal to one day's interest at the related Mortgage Rate on the Stated Principal Balance of each such Mortgage Loan as of the Due Date in the month preceding the month in which such Master Servicer Remittance Date occurs (as calculated by the Master Servicer, who shall notify the Trustee of such amount on the related Master Servicer Remittance Date), to the extent a Monthly Payment or P&I Advance is made in respect thereof (all amounts so deposited in any consecutive January (if applicable) and February, "Withheld Amounts"). On the Master Servicer Remittance Date in March of each calendar year, the Trustee shall transfer to the Distribution Account the aggregate of all Withheld Amounts on deposit in the Interest Reserve Account.

            SECTION 4.06    The Excess Interest Distribution Account.

            The Trustee for the benefit of the Certificateholders, shall establish and maintain the Excess Interest Distribution Account in trust for the benefit of the Certificateholders. The Excess Interest Distribution Account shall be established and maintained as an Eligible Account, which the Trustee may (but shall not be obligated to) invest only in Permitted Investments in accordance with Section 3.06. Prior to the applicable Distribution Date, the Master Servicer shall remit to the Trustee for deposit in the Excess Interest Distribution Account an amount equal to the Excess Interest received during the applicable Collection Period. Following the distribution of Excess Interest to Class V Certificateholders on the first Distribution Date after which there are no longer any Mortgage Loans outstanding which pursuant to their terms could pay Excess Interest, the Trustee shall terminate the Excess Interest Distribution Account.


                                    ARTICLE V

                                THE CERTIFICATES

            SECTION 5.01   The Certificates.

            (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits A-1 through and including A-22; provided that any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Certificates will be issuable in registered form only; provided, however, that in accordance with Section 5.03 beneficial ownership interests in the REMIC Regular Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The Regular Certificates will be issuable in denominations corresponding to initial Certificate Principal Balances or Certificate Notional Amounts, as the case may be, as of the Original Closing Date of not less than $100,000 (or, with respect to the Class A Certificates, $10,000 and, with respect to the Class X Certificates, $1,000,000) and any whole dollar denomination in excess thereof; provided, however, that a single Certificate of each Class thereof may be issued in a different denomination. Each Class of Residual Certificates and Class V Certificates will be issuable only in a denomination representing the entire Class. With respect to any Certificate or any beneficial interest in a Certificate, the "Denomination" thereof shall be (i) the amount (a) set forth on the face thereof or, (b) set forth on a schedule attached thereto or (c) in the case of any beneficial interest in a Book-Entry Certificate, the interest of the related Certificate Owner in the applicable Class of Certificates as reflected on the books and records of the Depository or related Participants, as applicable, (ii) expressed in terms of initial Certificate Principal Balance or initial Notional Amount, as applicable, and (iii) be in an authorized denomination, as set forth above. The Book-Entry Certificates will be issued as one or more certificates registered in the name of a nominee designated by the Depository, and Certificate Owners will hold interests in the Book-Entry Certificates through the book-entry facilities of the Depository in the minimum Denominations and aggregate Denominations as set forth in the above. No Certificate Owner of a Book-Entry Certificate of any Class thereof will be entitled to receive a Definitive Certificate representing its interest in such Class, except as provided in Section 5.03 herein. Unless and until Definitive Certificates are issued in respect of a Class of Book-Entry Certificates, beneficial ownership interests in such Class of Certificates will be maintained and transferred on the book-entry records of the Depository and Depository Participants, and all references to actions by Holders of such Class of Certificates will refer to action taken by the Depository upon instructions received from the related registered Holders of Certificates through the Depository Participants in accordance with the Depository's procedures and, except as otherwise set forth herein, all references herein to payments, notices, reports and statements to Holders of such Class of Certificates will refer to payments, notices, reports and statements to the Depository or its nominee as the registered Holder thereof, for distribution to the related registered Holders of Certificates through the Depository Participants in accordance with the Depository's procedures.

            (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Trustee shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication; provided that the Certificates issued on the Original Closing Date shall, in any event, be dated the Original Closing Date.

            (c) The Class V, Class R-I, Class R-II, Class R-IIU and R-III Certificates shall be initially issued as Definitive Certificates. Any Definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

               SECTION 5.02   Registration of Transfer and Exchange of
                              Certificates.

            (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar (located as of the Original Closing Date at Wells Fargo Center, Sixth and Marquette, MAC# N9303-121, Minneapolis, Minnesota 55479-0113) may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Trustee may appoint, by a written instrument delivered to the Depositor, the Master Servicer, the Special Servicer and the REMIC Administrator, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the Trustee shall not be relieved of any of its duties or responsibilities hereunder as Certificate Registrar by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Depositor, the Master Servicer, the Special Servicer and the REMIC Administrator shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register. Upon request, the Trustee shall promptly inform, or cause the Certificate Registrar to inform, the Master Servicer or the Special Servicer, as applicable, of the identity of all Certificateholders of the Controlling Class.

            If Certificateholders representing more than 25% of any Class of Certificates (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If the Trustee is no longer the Certificate Registrar and such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            (b) No transfer of any Non-Registered Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer (other than one by the Depositor to an Affiliate thereof) is to be made in reliance upon an exemption from the Securities Act, and under the applicable state securities laws, then either: (i) the Certificate Registrar shall require that the transferee deliver to the Certificate Registrar an investment representation letter (the "Investment Representation Letter") substantially in the form of Exhibit B attached hereto, which Investment Representation Letter shall certify, among other things, that the transferee is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an "Institutional Accredited Investor") or a "qualified institutional buyer" as defined in Rule 144A under the Securities Act (a "Qualified Institutional Buyer"), and the Certificate Registrar may also require that the transferee deliver to the Certificate Registrar an Opinion of Counsel if such transferee is not a Qualified Institutional Buyer or (ii) if the certifications described in the preceding clause (i) cannot be provided, (a) the Certificate Registrar shall require an Opinion of Counsel reasonably satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from registration or qualification under the Securities Act, applicable state securities laws and other relevant laws, which Opinion of Counsel shall not be an expense of the Trust Fund, the Certificate Registrar, the Depositor or the Trustee and (b) the Certificate Registrar shall require the transferor to execute a certification in form and substance satisfactory to the Certificate Registrar setting forth the facts surrounding such transfer; provided, however, that a transfer of a Non-Registered Certificate of any such Class may be made to a trust if the transferor provides to the Certificate Registrar and to the Trustee a certification that interests in such trust may only be transferred subject to requirements substantially to the effect set forth in this Section
5.02. The Master Servicer will furnish, or cause to be furnished, upon the request of any Holder of Non-Registered Certificates, to a prospective purchaser of such Non-Registered Certificates who is a Qualified Institutional Buyer, such information relating to the Mortgage Loans that are in its possession and as is specified in paragraph (d)(4) of Rule 144A with respect to the Trust Fund, unless, at the time of such request, the entity with respect to which such information is to be provided is subject to the reporting requirements of
Section 15(d) of the Exchange Act. None of the Depositor, the Trustee, the Master Servicer or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Certificate without registration or qualification. Any Holder of a Non-Registered Certificate desiring to effect such a transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Unless the Certificate Registrar determines otherwise in accordance with applicable law and the rules and procedures of, or applicable to, the Depository (the "Depository Rules"), transfers of a beneficial interest in a Book-Entry Certificate representing an interest in a Non-Registered Certificate that is not rated in one of the top four categories by a nationally recognized statistical rating organization to (i) an Institutional Accredited Investor will require delivery in the form of a Definitive Certificate and the Certificate Registrar shall register such transfer only upon compliance with the foregoing provisions of this Section 5.02(b) or (ii) a Qualified Institutional Buyer may only be effectuated by means of an "SRO Rule 144A System" approved for such purpose by the Commission.

            (c) With respect to the Subordinate Certificates, no sale, transfer, pledge or other disposition by any Holder of any such Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the proposed purchaser or transferee of such Certificate substantially in the form of Exhibit F attached hereto, to the effect that such proposed purchaser or transferee is not (a) an employee benefit plan subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code, or a governmental plan (as defined in Section 3(32) of ERISA) subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (each a "Plan") or (b) a person acting on behalf of or using the assets of any such Plan (including an entity whose underlying assets include Plan assets by reason of investment in the entity by such Plan and the application of Department of Labor Regulation ss. 2510.3-101), other than (except with respect to a Class V Certificate or Residual Certificate) an insurance company using the assets of its general account under circumstances whereby the purchase and holding of such Certificates by such insurance company would be exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60 or (ii) except for Class V and the Residual Certificates (which may not be transferred to a Holder who does not make the representation described in clause (i)(a)), if such Certificate is presented for registration in the name of a purchaser or transferee that is any of the foregoing, any Opinion of Counsel or other certification as the Certificate Registrar may reasonably require and in form and substance satisfactory to the Certificate Registrar and the Depositor to the effect that the acquisition and holding of such Certificate by such purchaser or transferee will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA, the prohibited transaction provisions of the Code or the provisions of any Similar Law, will not constitute or result in a "prohibited transaction" within the meaning of ERISA, Section 4975 of the Code or any Similar Law, and will not subject the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, the Underwriters or the Depositor to any obligation or liability (including obligations or liabilities under ERISA, Section 4975 of the Code or any such Similar Law) in addition to those set forth in the Agreement. The Certificate Registrar shall not register the sale, transfer, pledge or other disposition of any such Certificate unless the Certificate Registrar has received either the representation letter described in clause (i) above or the Opinions of Counsel or other certification described in clause (ii) above. The costs of any of the foregoing representation letters, certifications or Opinions of Counsel shall not be borne by any of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Underwriters, the Certificate Registrar and the Trust Fund. To the extent the purchase or holding of a Subordinate Certificate would be restricted by ERISA, the Code or Similar Law, each Certificate Owner of a Subordinate Certificate shall be deemed to represent that it is not a Person specified in clauses (a) or
(b) above. Any transfer, sale, pledge or other disposition of any such Certificates that would constitute or result in a prohibited transaction under ERISA, Section 4975 of the Code or any Similar Law, or would otherwise violate the provisions of this Section 5.02(c) shall be deemed absolutely null and void ab initio, to the extent permitted under applicable law.

            So long as any of the Class of Certificates remains outstanding, the Master Servicer will make available, or cause to be made available, upon request, to any Holder and any Person to whom any such Certificate of any such Class of Certificates may be offered or sold, transferred, pledged or otherwise disposed of by such Holder, information with respect to the Master Servicer, the Special Servicer or the Mortgage Loans reasonably necessary to the provision of an Opinion of Counsel described in this Section 5.02(c).

            (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee under clause (ii) below to deliver payments to a Person other than such Person. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee and the REMIC Administrator of any change or impending change in its status as a Permitted Transferee.

            (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate (other than in connection with the initial issuance thereof or the transfer thereof among the Depositor and its Affiliates), the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement substantially in the form attached hereto as Exhibit C-1 (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

            (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

            (D) Except in connection with the initial issuance of the Residual Certificates or any transfer thereof among the Depositor and its Affiliates, each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (1) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Residual Certificate and (2) not to transfer its Ownership Interest in such Residual Certificate unless it provides to the Certificate Registrar a certificate substantially in the form attached hereto as Exhibit C-2 stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee.

               (ii) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Holder of such Residual Certificate that was in compliance with the provisions of this Section 5.02(d) shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. None of the Trustee, the Master Servicer, the Special Servicer, the REMIC Administrator or the Certificate Registrar shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

               (iii) The REMIC Administrator shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization or a nominee, agent or middleman thereof, including the information described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate. The Person holding such Ownership Interest shall be responsible for the reasonable compensation of the REMIC Administrator for providing such information.

            (e) Subject to the restrictions on transfer and exchange set forth in this Section 5.02, the Holder of any Definitive Certificate may transfer or exchange the same in whole or in part (with a Denomination equal to any authorized denomination) by surrendering such Certificate at the Registrar Office or at the office of any successor Certificate Registrar or transfer agent appointed by the Certificate Registrar, together with an instrument of assignment or transfer (executed by the Holder or its duly authorized attorney), in the case of transfer, and a written request for exchange in the case of exchange. Subject to the restrictions on transfer set forth in this Section 5.02 and Depository Rules, any Certificate Owner owning a beneficial interest in a Non-Registered Certificate may cause the Certificate Registrar to request that the Depository exchange such Certificate Owner's beneficial interest in a Book-Entry Certificate for a Definitive Certificate or Certificates. Following a proper request for transfer or exchange, the Certificate Registrar shall, execute and deliver at such offices or at the office of such transfer agent, as the case may be, to the transferee (in the case of transfer) or Holder (in the case of exchange) or send by first class mail (at the risk of the transferee in the case of transfer or Holder in the case of exchange) to such address as the transferee or Holder, as applicable, may request, a Definitive Certificate or Certificates, as the case may require, for a like aggregate Denomination and in such Denomination or Denominations as may be requested.

            (f) In the event a Responsible Officer of the Certificate Registrar becomes aware that a Definitive Certificate or a beneficial interest in a Book-Entry Certificate representing a Non-Registered Certificate is being held by or for the benefit of a Person who is not an Eligible Investor, or that such holding is unlawful under the laws of a relevant jurisdiction, then the Certificate Registrar shall have the right to void such transfer, if permitted under applicable law, or to require the investor to sell such Definitive Certificate or beneficial interest in such Book-Entry Certificate to an Eligible Investor within 14 days after notice of such determination and each Certificateholder by its acceptance of a Certificate authorizes the Certificate Registrar to take such action.

            (g) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

            (h) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates. In addition, in connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer.

            (i) Subsequent to the initial issuance of the Certificates, the Trustee shall be responsible for the preparation of physical Certificates in connection with any transfer or exchange; provided that the correct form of Certificate of each Class shall be provided by the Depositor to the Trustee on diskette on or about the Original Closing Date. All Certificates surrendered for transfer and exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall hold or destroy such canceled Certificates in accordance with its standard procedures.

            (j) The Certificate Registrar shall be required to provide the Depositor and the REMIC Administrator with an updated copy of the Certificate Register on or about January 1 of each year, commencing January 1, 2001, and shall be required to provide the Depositor, the Master Servicer, the Special Servicer or the REMIC Administrator with an updated copy of the Certificate Register at other times promptly upon written request therefor.

            (k) If a Person is acquiring any Non-Registered Certificate or interest therein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Certificate Registrar (or, in the case of a Book-Entry Certificate, to the Certificate Owner that is transferring such interest) a certification to the effect that, and such other evidence as may be reasonably required by the Trustee (or such Certificate Owner) to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the acknowledgments, representations, warranties, certification and agreements with respect to each such account as set forth in subsections (b), (c) and (d), as applicable, of this Section 5.02.

            SECTION 5.03      Book-Entry Certificates.

            (a) The Regular Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in subsection (c) below, transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in subsection (c) below, shall not be entitled to fully registered, physical Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Neither the Certificate Registrar nor the Trustee shall have any responsibility to monitor or restrict the transfer of Ownership Interests in Certificates through the book-entry facilities of the Depository.

            (b) The Depositor, the Mortgage Loan Sellers, the Trustee, the Master Servicer, the Special Servicer, the REMIC Administrator and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date. If any party hereto requests from the Depository a list of the Depository Participants in respect of any Class or Classes of the Book-Entry Certificates, the cost thereof shall be borne by the party on whose behalf such request is made (but in no event shall any such cost be borne by the Trustee).

            (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to any Class of the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to any Class of the Book-Entry Certificates, the Certificate Registrar shall notify all affected Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of any Class of the Book-Entry Certificates by the Depository, accompanied by registration instructions for registration of transfer, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver, the appropriate Definitive Certificates to the Certificate Owners identified in such instructions. None of the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator or the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

            (d) The Book-Entry Certificates (i) shall be delivered by the Certificate Registrar to the Depository, or pursuant to the Depository's instructions, and shall be registered in the name of Cede & Co. and (ii) shall bear a legend substantially to the following effect:

            Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Certificate Registrar for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
            DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            The Book-Entry Certificates may be deposited with such other Depository as the Certificate Registrar may from time to time designate, and shall bear such legend as may be appropriate.

            (e) Upon acceptance for exchange or transfer of a beneficial interest in a Book-Entry Certificate for a Definitive Certificate, as provided herein, the Certificate Registrar shall endorse on a schedule affixed to the related Book-Entry Certificate (or on a continuation of such schedule affixed to such Book-Entry Certificate and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the Denomination of such Book-Entry Certificate equal to the Denomination of such Definitive Certificate issued in exchange therefor or upon transfer thereof.

            (f) If a Holder of a Definitive Certificate wishes at any time to transfer such Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Book-Entry Certificate, such transfer may be effected only in accordance with Depository Rules and this Section 5.03(f). Upon receipt by the Certificate Registrar at the Registrar Office of (i) the Definitive Certificate to be transferred with an assignment and transfer pursuant to this Section 5.03(f), (ii) written instructions given in accordance with Depository Rules directing the Certificate Registrar to credit or cause to be credited to another account a beneficial interest in the related Book-Entry Certificate, in an amount equal to the Denomination of the Definitive Certificate to be so transferred, (iii) a written order given in accordance with the Depository Rules containing information regarding the account to be credited with such beneficial interest and (iv) if the affected Certificate is a Non-Registered Certificate an Investment Representation Letter from the transferee to the effect that such transferee is a Qualified Institutional Buyer, the Certificate Registrar shall cancel such Definitive Certificate, execute and deliver a new Definitive Certificate for the Denomination of the Definitive Certificate not so transferred, registered in the name of the Holder or the Holder's transferee (as instructed by the Holder), and the Certificate Registrar shall instruct the Depository or the custodian holding such Book-Entry Certificate on behalf of the Depository to increase the Denomination of the related Book-Entry Certificate by the Denomination of the Definitive Certificate to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a corresponding Denomination of such Book-Entry Certificate.

            SECTION 5.04    Mutilated, Destroyed, Lost or Stolen Certificates.

            If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may reasonably be required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            SECTION 5.05    Persons Deemed Owners.

            Prior to due presentment for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

            SECTION 5.06    Certification by Certificate Owners.

            (a) Each Certificate Owner is hereby deemed by virtue of its acquisition of an Ownership Interest in the Book-Entry Certificates to agree to comply with the applicable transfer requirements of Sections 5.02(b) and 5.02(c).

            (b) To the extent that under the terms of this Agreement, it is necessary to determine whether any Person is a Certificate Owner, the Trustee shall make such determination based on a certificate of such Person which shall specify, in reasonable detail satisfactory to the Trustee, the Class and Certificate Principal Balance or Certificate Notional Amount, as the case may be, of the Book-Entry Certificate beneficially owned, the value of such Person's interest in such Certificate and any intermediaries through which such Person's Ownership Interest in such Book-Entry Certificate is held; provided, however, that the Trustee shall not knowingly recognize such Person as a Certificate Owner if such Person, to the knowledge of a Responsible Officer of the Trustee, acquired its Ownership Interest in a Book-Entry Certificate in violation of
Section 5.02(b) and/or Section 5.02(c), or if such Person's certification that it is a Certificate Owner is in direct conflict with information obtained by the Trustee from the Depository, Depository Participants, and/or indirect participating brokerage firms for which a Depository Participant acts as agent, with respect to the identity of a Certificate Owner. The Trustee shall exercise its reasonable discretion in making any determination under this Section 5.06(b) and shall afford any Person providing information with respect to its beneficial ownership of any Certificates an opportunity to resolve any discrepancies between the information provided and any other information available to the Trustee.

            SECTION 5.07 Regarding the Identification of Certain Certificateholders.

            For purposes of determining the identity of the holders of the Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates to whom certain reports and other information are required to be delivered hereunder, the Trustee and the Master Servicer may rely, with respect to any such Certificates outstanding in book-entry form, on a certification, given to the Trustee and provided to the Master Servicer, by any Person that such person is such a holder entitled to receive such reports or information hereunder. With respect to the Class A, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class V, Class R-I, Class R-II, Class R-IIU and Class R-III Certificates, from time to time, upon the request of the Master Servicer, the Trustee shall provide the Master Servicer with a list of the Certificateholders recorded in the Certificate Register.


                                   ARTICLE VI

         THE DEPOSITOR, THE MORTGAGE LOAN SELLERS, THE MASTER SERVICER,
                THE SPECIAL SERVICER AND THE REMIC ADMINISTRATOR

            SECTION 6.01 Liability of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the REMIC Administrator.

            The Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the REMIC Administrator shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the REMIC Administrator herein.

            SECTION 6.02 Merger, Consolidation or Conversion of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer or the REMIC Administrator.

            Subject to the following paragraph, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the REMIC Administrator each will keep in full effect its existence, rights and franchises as a corporation or other business organization under the laws of the jurisdiction of its organization, and each will obtain and preserve its qualification to do business as a foreign corporation or otherwise in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and the REMIC Administrator each may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets (which, as to the Master Servicer and the Special Servicer, may be limited to all or substantially all of its assets relating to the business of mortgage loan servicing) to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer or the REMIC Administrator shall be a party, or any Person succeeding to the business of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer or the REMIC Administrator, shall be the successor of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that no successor or surviving Person shall succeed to the rights of the Master Servicer, the Special Servicer or the Mortgage Loan Sellers, unless such succession will not result in any downgrade, qualification (if applicable) or withdrawal of the rating then assigned by any Rating Agency to any Class of Certificates (as confirmed in writing).

            SECTION 6.03 Limitation on Liability of the Depositor, the Master Servicer, the Special Servicer, the REMIC Administrator and Others.

            None of the Depositor, the Master Servicer, the Special Servicer, the REMIC Administrator or any director, officer, employee or agent of any of the foregoing shall be under any liability to the Trust or the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the Special Servicer, the REMIC Administrator or any such other Person against any breach of a representation or warranty made herein, or against any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder, or by reason of negligent disregard of such obligations and duties. The Depositor, the Master Servicer, the Special Servicer, the REMIC Administrator and any director, manager, member, officer, employee or agent (including Sub-Servicers) of any of the foregoing may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Special Servicer, the REMIC Administrator and any director, manager, member, officer, employee or agent (including Sub-Servicers) of any of the foregoing shall be indemnified and held harmless by the Trust against any loss, liability or expense, including reasonable attorneys' fees, expenses of counsel and expenses of litigation, incurred in connection with any claims or legal action relating to this Agreement, the Certificates or any asset of the Trust, other than any loss, liability or expense: (i) specifically required to be borne by such Person pursuant to the terms hereof, including, without limitation, Section 10.01(h) or; (ii) which was incurred in connection with claims against such party resulting from (A) any breach of a representation or warranty made herein by such party, (B) willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder by such party, or from negligent disregard of such obligations or duties, or (C) any violation by such party of any state or federal securities law. None of the Depositor, the Master Servicer, the Special Servicer or the REMIC Administrator shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, except in the case of a legal action contemplated by Section 3.22, in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Depositor, the Master Servicer, the Special Servicer or the REMIC Administrator may in its discretion undertake any such action which it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Trust, and the Depositor, the Master Servicer, the Special Servicer and the REMIC Administrator each shall be entitled to the direct payment of such expenses or to be reimbursed therefor from the Certificate Account as provided in Section 3.05(a).

            SECTION 6.04 Master Servicer, Special Servicer and REMIC Administrator Not to Resign.

            None of the Master Servicer, the Special Servicer or the REMIC Administrator shall be permitted to resign from the obligations and duties hereby imposed on it, except (i) upon the appointment of, and the acceptance of such appointment by, a successor thereto which is reasonably acceptable to the Trustee and the receipt by the Trustee of written confirmation from each and every Rating Agency to the effect that such resignation and appointment will not result in the downgrade, qualification (if applicable) or withdrawal of any rating then assigned by such Rating Agency to any Class of Certificates, or (ii) upon determination that such obligations and duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer, Special Servicer or REMIC Administrator, as the case may be, so causing such a conflict being of a type and nature carried on by the Master Servicer, Special Servicer or REMIC Administrator, as the case may be, at the date of this Agreement. Any such determination of the nature described in clause (ii) of the preceding sentence permitting the resignation of the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, shall be evidenced by an Opinion of Counsel to such effect which shall be rendered by Independent counsel, be addressed and delivered to the Trustee and the Rating Agencies and be paid for by the resigning party. No such resignation for either reason shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party hereunder. All costs and expenses of the Trustee and the Trust (including, without limitation, any costs or expenses of any party hereto reimbursable out of the Trust Fund) in connection with any such resignation (including, without limitation, any requisite transfer of servicing) shall be paid for, as incurred, by the resigning party.

            Consistent with the foregoing, none of the Master Servicer, the Special Servicer or the REMIC Administrator shall be permitted, except as expressly provided herein, to assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by it hereunder. If, pursuant to any provision hereof, the duties of the Master Servicer, the Special Servicer or the REMIC Administrator are transferred to a successor thereto, then, subject to Section 3.11(a) and Section 3.22, the entire amount of compensation payable to the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, pursuant hereto shall thereafter be payable to such successor.

            SECTION 6.05 Rights of the Depositor and the Trustee in Respect of the Master Servicer, the Special Servicer and the REMIC Administrator.

            The Master Servicer, the Special Servicer and the REMIC Administrator each shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, in respect of its rights and obligations hereunder and access to such of its officers as are responsible for such obligations. Upon reasonable request, the Master Servicer, the Special Servicer and the REMIC Administrator each shall furnish the Depositor and the Trustee with its most recent financial statements, and such other information directly related to the servicing of the Mortgage Loans or to its ability to perform its obligations hereunder as it possesses, and which it is not prohibited by law or, to the extent applicable, binding obligations to third parties with respect to confidentiality from disclosing, regarding its business, affairs, property and condition, financial or otherwise. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer, the Special Servicer and the REMIC Administrator hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer, the Special Servicer or the REMIC Administrator hereunder or, in connection with a default thereby, exercise the rights of the Master Servicer, the Special Servicer or the REMIC Administrator hereunder; provided, however, that none of the Master Servicer, the Special Servicer or the REMIC Administrator shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer, the Special Servicer or the REMIC Administrator and is not obligated to supervise the performance of the Master Servicer, the Special Servicer or the REMIC Administrator under this Agreement or otherwise.


                                   ARTICLE VII

                                     DEFAULT

            SECTION 7.01      Events of Default.

            (a) "Event of Default", wherever used herein, unless the context otherwise requires, means any one of the following events:

               (i) any failure by the Master Servicer (A) to deposit into the Certificate Account any amount required to be so deposited under this Agreement which continues unremedied for two (2) Business Days following the date on which such deposit was first required to be made, but in no event later than one (1) day before the related Distribution Date, or (B) to deposit into, or to remit to the Trustee for deposit into, the Distribution Account and the Interest Reserve Account on any Master Servicer Remittance Date, the full amount of any Master Servicer Remittance Amount and Withheld Amounts, respectively, required to be so deposited or remitted under this Agreement on such date; or

               (ii) any failure by the Special Servicer to deposit into, or to remit to the Master Servicer for deposit into, the Certificate Account or the REO Account any amount required to be so deposited or remitted under this Agreement which continues unremedied for two Business Days following the date on which such deposit or remittance was first required to be made; or

               (iii) any failure by the Master Servicer to remit to the Trustee for deposit into the Distribution Account, on any Master Servicer Remittance Date, the full amount of P&I Advances required to be made on such date; or

               (iv) any failure by the Master Servicer to timely make any Servicing Advance required to be made by it pursuant to this Agreement, which failure continues unremedied for a period of one Business Day following the date on which notice shall have been given to the Master Servicer by the Trustee as provided in Section 3.11(e); or

               (v) any failure by the Special Servicer to timely direct the Master Servicer to make any Servicing Advance (including any Emergency Advance) required to be made by the Master Servicer at its direction pursuant to this Agreement, which failure continues unremedied for a period of two (2) Business Days following the date on which notice has been given to the Special Servicer by the Trustee as provided in Section 3.11(e); or

               (vi) any failure on the part of the Master Servicer or the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements thereof contained in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto, or to the Master Servicer or the Special Servicer, as the case may be, with a copy to each other party hereto, by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

               (vii) any failure on the part of the REMIC Administrator duly to observe or perform in any material respect any of the covenants or agreements thereof contained in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the REMIC Administrator by any other party hereto, or to the REMIC Administrator, with a copy to each other party hereto, by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

               (viii) any breach on the part of the Master Servicer, the Special Servicer or the REMIC Administrator of any representation or warranty thereof contained in this Agreement which materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, by any other party hereto, or to the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, with a copy to each other party hereto, by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

               (ix) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, the Special Servicer or the REMIC Administrator and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (x) the Master Servicer, the Special Servicer or the REMIC Administrator shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

               (xi) the Master Servicer, the Special Servicer or the REMIC Administrator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

               (xii) Moody's places the ratings from any Class of Certificates on a "watch" status in contemplation of a ratings downgrade or withdrawal, citing servicing concerns of the Master Servicer or the Special Servicer, as applicable, as the sole or contributory factor in such rating action and the Master Servicer or the Special Servicer, as applicable, shall not have resolved all such matters to the satisfaction of Moody's within sixty
      (60) days (or such longer time period as may be agreed in writing by Moody's) after such placement on "watch" status; or

               (xiii) either the Master Servicer is removed from S&P's approved master servicer list or the Special Servicer is removed from S&P's approved special servicer list and the ratings of any of the Certificates rated by S&P are downgraded, qualified (including, without limitation, the placement of such Certificates on "negative credit watch") or withdrawn in connection with such removal.

Each Event of Default listed above as items (iv) through (xiii) shall constitute an Event of Default only with respect to the relevant party; provided that if a single entity acts or any two or more Affiliates act as Master Servicer, Special Servicer and REMIC Administrator, or in any two or more of the foregoing capacities, an Event of Default in one capacity (other than an event described in clauses (xii) or (xiii)) will constitute an Event of Default in each such capacity.

            (b) If any Event of Default with respect to the Master Servicer or the Special Servicer (in either case, for purposes of this Section 7.01(b), the "Defaulting Party") shall occur and be continuing, then, and in each and every such case, so long as the Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of the Voting Rights, or if the relevant Event of Default is the one described in clause (xi) of subsection (a) above, the Trustee shall, terminate, by notice in writing to the Defaulting Party (with a copy of such notice to each other party hereto), all of the rights and obligations (subject to Section 3.11, accruing from and after such notice) of the Defaulting Party under this Agreement and in and to the Mortgage Loans and the proceeds thereof. With respect to each of the Event of Defaults listed above as clauses (xii) and (xiii), the Trustee shall provide written notice of such Event of Default to each Certificateholder and request written direction of such Certificateholders whether they desire to terminate the Defaulting Party; if no such direction is received from at least 51% of the Voting Rights within 15 Business Days after delivery of such notice by the Trustee, and the Trustee has not elected pursuant to the preceding sentence to terminate the Defaulting Party, the Defaulting Party will not be terminated by reason of such Event of Default. From and after the receipt by the Defaulting Party of such written notice, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer and the Special Servicer each agree that, if it is terminated pursuant to this
Section 7.01(b), it shall promptly (and in any event no later than ten Business Days subsequent to its receipt of the notice of termination) provide the Trustee with all documents and records reasonably requested thereby to enable the Trustee to assume the Master Servicer's or Special Servicer's, as the case may be, functions hereunder, and shall cooperate with the Trustee in effecting the termination of the Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights hereunder, including, without limitation, the transfer within two Business Days to the Trustee for administration by it of all cash amounts which shall at the time be or should have been credited by the Master Servicer to the Certificate Account, the Distribution Account, any Servicing Account or any Reserve Account (if it is the Defaulting Party) or by the Special Servicer to the REO Account, the Certificate Account, any Servicing Account or any Reserve Account (if it is the Defaulting Party) or thereafter be received with respect to the Mortgage Loans and any REO Properties (provided, however, that the Master Servicer and the Special Servicer each shall, if terminated pursuant to this Section 7.01(b) or Section 3.23, continue to be obligated for or entitled to receive all amounts accrued or owing by or to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination). All costs and expenses of the Trustee and the Trust (including, without limitation, any costs and expenses of any party hereto reimbursable out of the Trust Fund) in connection with the termination of the Master Servicer or Special Servicer, as applicable, under this Section 7.01(b) (including, without limitation, the requisite transfer of servicing) shall be paid for, as incurred, by the Defaulting Party.

            (c) If any Event of Default with respect to the REMIC Administrator shall occur and be continuing, then, and in each and every such case, so long as the Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee (or, if the Trustee is also the REMIC Administrator, the Master Servicer) shall, terminate, by notice in writing to the REMIC Administrator (with a copy to each of the other parties hereto), all of the rights and obligations of the REMIC Administrator under this Agreement. From and after the receipt by the REMIC Administrator of such written notice (or if the Trustee is also the REMIC Administrator, from and after such time as another successor appointed as contemplated by Section 7.02 accepts such appointment), all authority and power of the REMIC Administrator under this Agreement shall pass to and be vested in the Trustee (or such other successor) pursuant to and under this Section, and, without limitation, the Trustee (or such other successor) is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the REMIC Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The REMIC Administrator agrees promptly (and in any event no later than ten Business Days subsequent to its receipt of the notice of the termination) to provide the Trustee (or, if the Trustee is also the REMIC Administrator, such other successor appointed as contemplated by
Section 7.02) with all documents and records requested thereby to enable the Trustee (or such other successor) to assume the REMIC Administrator's functions hereunder, and to cooperate with the Trustee (or such other successor) in effecting the termination of the REMIC Administrator's responsibilities and rights hereunder (provided, however, that the REMIC Administrator shall continue to be obligated for or entitled to receive all amounts accrued or owing by or to it under this Agreement on or prior to the date of such termination, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination).

            SECTION 7.02   Trustee to Act; Appointment of Successor.

            On and after the time the Master Servicer, the Special Servicer or the REMIC Administrator resigns pursuant to clause (ii) of the first sentence of
Section 6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer, the Special Servicer or (unless it has also been acting as such) the REMIC Administrator, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, by the terms and provisions hereof, including, without limitation, if the Master Servicer is the resigning or terminated party, the Master Servicer's obligation to make P&I Advances; provided that any failure to perform such duties or responsibilities caused by the Master Servicer's, the Special Servicer's or the REMIC Administrator's, as the case may be, failure to cooperate or to provide information or monies required by Section 7.01 shall not be considered a default by the Trustee hereunder. Neither the Trustee nor any other successor shall be liable for any of the representations and warranties of the resigning or terminated party or for any losses incurred by the resigning or terminated party pursuant to Section
3.06 hereunder nor shall the Trustee nor any other successor be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to all fees and other compensation, (subject to Section 3.11) which the resigning or terminated party would have been entitled to for future services rendered if the resigning or terminated party had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, or is not approved by each and every Rating Agency as an acceptable master servicer or special servicer, as the case may be, of commercial mortgage loans, or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, or if the REMIC Administrator is the resigning or terminated party and the Trustee had been acting in such capacity, promptly appoint, or petition a court of competent jurisdiction to appoint, any established and qualified institution as the successor to the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, hereunder; provided that such appointment does not result in the downgrading, qualification (if applicable) or withdrawal of any rating then assigned by any Rating Agency to any Class of Certificates (as evidenced by written confirmation thereof from each Rating Agency). No appointment of a successor to the Master Servicer, the Special Servicer or the REMIC Administrator hereunder shall be effective until the assumption of the successor to such party of all its responsibilities, duties and liabilities hereunder. Pending appointment of a successor to the Master Servicer, the Special Servicer or the REMIC Administrator hereunder, the Trustee shall act in such capacity as hereinabove provided. Subject to Section
3.11 and in connection with any such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on or in respect of the Mortgage Loans or otherwise as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. The Depositor, the Trustee, such successor and each other party hereto shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Any costs and expenses associated with the transfer of the foregoing functions under this Agreement (other than the set-up costs of the successor) shall be borne by the predecessor Master Servicer, Special Servicer or REMIC Administrator, as applicable, and, if not paid by such predecessor Master Servicer, Special Servicer or REMIC Administrator within thirty days of its receipt of an invoice therefor, shall be an expense of the Trust; provided that such predecessor Master Servicer, Special Servicer or REMIC Administrator shall reimburse the Trust for any such expense so incurred by the Trust; and provided, further, that the Trustee shall decide whether and to what extent it is in the best interest of the Certificateholders to pursue any remedy against any party obligated to make such reimbursement.

            SECTION 7.03    Notification to Certificateholders.

            (a) Upon any resignation of the Master Servicer, the Special Servicer or the REMIC Administrator pursuant to Section 6.04, any termination of the Master Servicer, the Special Servicer or the REMIC Administrator pursuant to
Section 7.01 or any appointment of a successor to the Master Servicer, the Special Servicer or the REMIC Administrator pursuant to Section 6.04 or Section 7.02, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

            (b) Not later than the later of (i) 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and (ii) five days after the Trustee has actual knowledge, or would be deemed in accordance with Section 8.02(g) to have notice of the occurrence of such an event, the Trustee shall transmit by mail to the other non-defaulting parties hereto and all Certificateholders notice of such occurrence, unless such default shall have been cured.

            SECTION 7.04   Waiver of Events of Default.

            The Holders entitled to at least 66-2/3% of the Voting Rights allocated to each of the Classes of Certificates affected by any Event of Default hereunder may waive such Event of Default, except that prior to any waiver of an Event of Default arising from a failure to make P&I Advances, the Trustee shall be reimbursed all amounts which it has advanced. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor (provided that neither the Depositor nor any Affiliate thereof is the party in respect of which such Event of Default exists) shall be entitled to the same Voting Rights with respect to the matters described above as they would if any other Person held such Certificates.

            SECTION 7.05   Additional Remedies of Trustee Upon Event of Default.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            SECTION 8.01      Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all such Events of Default and defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement; provided that it is herein acknowledged and agreed that the Trustee is at all times acting in a fiduciary capacity with respect to the Certificateholders. If an Event of Default hereunder occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and applicable law, and use the same degree of care and skill in their exercise as a prudent man or the Trustee would exercise or use under the circumstances in the conduct of his or its own affairs (whichever standard would be higher). Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

            (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of Article II), shall examine them to determine whether they conform in form to the requirements of this Agreement. If any such instrument is found not to so conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for, but may assume and rely upon, the accuracy and content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer, the Special Servicer or the REMIC Administrator and accepted by the Trustee in good faith, pursuant to this Agreement.

            (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% (or, as to any particular matter, any higher percentage as may be specifically provided for hereunder) of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

            SECTION 8.02   Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 8.01:

            (a) The Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

            (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default hereunder which has not been cured, to exercise such of the rights and powers vested in it by this Agreement and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

            (d) The Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (e) Prior to the occurrence of an Event of Default hereunder, and after the curing of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

            (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys-in-fact, provided that the use of any such agent or attorney-in-fact shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any such agent or attorney-in-fact;

            (g) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default hereunder unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Certificates or this Agreement; and

            (h) The Trustee shall not be responsible for any act or omission of the Master Servicer, the Special Servicer or the REMIC Administrator (unless the Trustee is acting as Master Servicer, Special Servicer or REMIC Administrator, as the case may be) or for any act or omission of the Depositor or the Mortgage Loan Seller.

            SECTION 8.03 Trustee Not Liable for Validity or Sufficiency of Certificates or Mortgage Loans.

            The recitals contained herein and in the Certificates (other than the representations and warranties of, and the other statements attributed to, the Trustee in Article II and the certificate of authentication executed by the Trustee as Certificate Registrar set forth on each outstanding Certificate) shall be taken as the statements of the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer or the REMIC Administrator, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement (other than as specifically set forth in Sections 2.08 and 2.09) or of any Certificate (other than as to the signature of the Trustee set forth thereon) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Mortgage Loan Seller in respect of the assignment of the Mortgage Loans to the Trust, or any funds deposited in or withdrawn from the Certificate Account, the Interest Reserve Account or any other account by or on behalf of the Depositor, the Master Servicer, the Special Servicer or the REMIC Administrator. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer, the Special Servicer or the REMIC Administrator and accepted by the Trustee, in good faith, pursuant to this Agreement.

            SECTION 8.04    Trustee May Own Certificates.

            The Trustee, in its individual or any other capacity, and any agent of the Trustee may become the owner or pledgee of Certificates with, except as otherwise provided in the definition of Certificateholder, the same rights it would have if it were not the Trustee or such agent, as the case may be.

            SECTION 8.05      Fees of Trustee; Indemnification of Trustee.

            (a) The Trustee shall pay to itself on each Distribution Date, pursuant to Section 3.05(b)(ii), from amounts on deposit in the Distribution Account, an amount equal to the Trustee Fee for such Distribution Date and, to the extent not previously received, for each prior Distribution Date.

            (b) The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to be indemnified and held harmless by the Trust (to the extent of amounts on deposit in the Certificate Account and the Distribution Account from time to time) against any loss, liability or expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with, any legal actions relating to the exercise and performance of any of the powers and duties of the Trustee hereunder; provided that none of the Trustee or any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 8.05(b) for (i) allocable overhead, (ii) expenses or disbursements incurred or made by or on behalf of the Trustee in the normal course of the Trustee's performing its routine duties in accordance with any of the provisions hereof, (iii) any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or (iv) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties hereunder, or by reason of negligent disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein. The provisions of this Section 8.05(b) shall (i) survive any resignation or removal of the Trustee and appointment of a successor trustee and (ii) extend to any other role which the Trustee may assume hereunder, including without limitation REMIC Administrator, Custodian and/or Certificate Registrar.

            SECTION 8.06      Eligibility Requirements for Trustee.

            The Trustee hereunder shall at all times be a corporation, a trust company, a bank or a banking association: (i) organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia; (ii) authorized under such laws to exercise trust powers; (iii) having a combined capital and surplus of at least $50,000,000; (iv) subject to supervision or examination by federal or state authority; and (v) whose long-term senior unsecured debt is rated not less than "Aa3" by Moody's, and "AA" by S&P (or, in the case of each Rating Agency, such lower ratings as would not, as confirmed in writing by such Rating Agency, result in a downgrade, qualification (if applicable) or withdrawal of any of the then-current ratings assigned by such Rating Agency to the Certificates). If such corporation, trust company, bank or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 8.06, the combined capital and surplus of such corporation, trust company, bank or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No Person shall become a successor trustee hereunder if the succession of such Person would result in a downgrade, qualification (if applicable) or withdrawal of any of the ratings then assigned by the Rating Agencies to the Certificates. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation, trust company, bank or banking association serving as Trustee may have normal banking and trust relationships with the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, the REMIC Administrator and their respective Affiliates.

            SECTION 8.07      Resignation and Removal of the Trustee.

            (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the REMIC Administrator and to all Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the REMIC Administrator and the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the REMIC Administrator and the Certificateholders by the Depositor.

            (c) The Holders of Certificates entitled to at least 33 1/3% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed; provided that the Master Servicer, the Depositor and the remaining Certificateholders shall have been notified; and provided further that other Holders of the Certificates entitled to a greater percentage of the Voting Rights shall not have objected to such removal in writing to the Master Servicer and the Depositor within 30 days of their receipt of notice thereof. A copy of such instrument shall be delivered to the Depositor, the Mortgage Loan Sellers, the Special Servicer, the REMIC Administrator and the remaining Certificateholders by the Master Servicer.

            (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08; and no such resignation or removal of the Trustee and/or appointment of a successor trustee shall be permitted, unless, as confirmed in writing by each Rating Agency, such resignation or removal and appointment would not result in the downgrade, qualification (if applicable) or withdrawal of the rating assigned by any Rating Agency to any Class of Certificates.

            SECTION 8.08      Successor Trustee.

            (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the REMIC Administrator and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files and related documents and statements at the time held on its behalf by a Custodian, which Custodian shall become the agent of the successor trustee), and the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the REMIC Administrator and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder. If such predecessor trustee was removed as Trustee under this Agreement without cause, the cost of any such execution, delivery or action shall be at the expense of the Trust.

            (b) No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

            (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the successor trustee shall mail notice of the succession of such trustee hereunder to the Depositor and the Certificateholders.

            SECTION 8.09    Merger or Consolidation of Trustee.

            Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that the Trustee shall continue to be eligible under the provisions of Section 8.06. The successor to the Trustee shall promptly notify in writing each of the other parties hereto, the Certificateholders and the Rating Agencies of any such merger, conversion, consolidation or succession to business.

            SECTION 8.10    Appointment of Co-Trustee or Separate Trustee.

            (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default in respect of the Master Servicer shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

            (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer, the Special Servicer or the REMIC Administrator hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

            (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            (e) The appointment of a co-trustee or separate trustee under this
Section 8.10 shall not relieve the Trustee of its duties, responsibilities or liabilities hereunder; provided the Trustee shall have no liability for the actions or inaction of a separate trustee or co-trustee which do not comply with the provisions of Section 8.10(b).

            SECTION 8.11    Appointment of Custodians.

            The Trustee may, with the consent of the Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee; provided that if the Custodian is an Affiliate of the Trustee such consent of the Master Servicer need not be obtained and the Trustee shall instead notify the Master Servicer of such appointment. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have combined capital and surplus (or shall have its performance guaranteed by an Affiliate with a combined capital and surplus) of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File and shall not be the Depositor, the Mortgage Loan Sellers or any Affiliate of any of them. Each Custodian shall be subject to the same obligations and standard of care as would be imposed on the Trustee hereunder in connection with the retention of Mortgage Files directly by the Trustee. The appointment of one or more Custodians shall not relieve the Trustee from any of its duties, liabilities or obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian. Any such Custodian (other than the Trustee or an Affiliate of the Trustee) shall maintain the same errors and omissions insurance as required of the Master Servicer pursuant to Section 3.07(c).

            SECTION 8.12    Access to Certain Information.

            (a) The Trustee shall provide or cause to be provided to the Depositor, the Master Servicer, the Special Servicer and the Rating Agencies, and to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the Mortgage Files and any other documentation regarding the Mortgage Loans and the Trust Fund, that is within its control which may be required by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Trustee designated by it.

            (b) Promptly following the first sale of any Non-Registered Certificate to an Independent third party, the Depositor shall provide to the Trustee 12 copies of any private placement memorandum or other disclosure document used by the Depositor or its Affiliate in connection with the offer and sale of the Class of Certificates to which such Non-Registered Certificate belongs. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Trustee, the Depositor promptly shall inform the Trustee of such event and shall deliver to the Trustee 12 copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Trustee shall maintain at its Corporate Trust Office and shall on behalf of the Depositor, upon reasonable advance written notice, make available during normal business hours for review by each Rating Agency and by any Certificateholder or any Certificate Owner or any Person identified to the Trustee by a Certificateholder or a Certificate Owner as a prospective transferee of a Certificate or interest therein, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Non-Registered Certificate, any private placement memorandum or other disclosure document relating to the Class of Certificates to which such Non-Registered Certificate belongs, in the form most recently provided to the Trustee; and (ii) in all cases, (A) all Officer's Certificates delivered to the Trustee since the Original Closing Date pursuant to Section 3.13, (B) all accountants' reports delivered to the Trustee since the Original Closing Date pursuant to Section 3.14, (C) the most recent inspection report, together with any related additional written or electronic information, prepared or obtained by, or on behalf of, the Master Servicer or Special Servicer, as the case may be, and delivered to the Trustee in respect of each Mortgaged Property pursuant to
Section 3.12(a), (D) all Mortgagor financial statements and Mortgaged Property operating statements and rent rolls, together with any related additional written or electronic information, delivered to the Trustee by the Master Servicer or the Special Servicer pursuant to Section 3.12(b), (E) any and all notices and reports delivered to the Trustee with respect to any Mortgaged Property securing a defaulted Mortgage Loan as to which the environmental testing contemplated by Section 3.09(c) revealed that either of the conditions set forth in clauses (i) and (ii) of the first sentence thereof was not satisfied or that any remedial, corrective or other further action contemplated in such clauses is required (but only for so long as such Mortgaged Property or the related Mortgage Loan is part of the Trust Fund), (F) all documents constituting the Mortgage Files, including, without limitation, any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or the Special Servicer and delivered to the Trustee pursuant to Section 3.20 (but, in each case, only for so long as the related Mortgage Loan is part of the Trust Fund) and, (G) any Asset Status Report. Copies of any and all of the foregoing items are to be available from the Trustee upon request; however, the Trustee shall be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such service.

            In connection with providing access to or copies of the items described in the immediately preceding paragraph of this Section 8.12(b), the Trustee may require, unless the Depositor directs otherwise, (i) in the case of Certificate Owners, a written confirmation executed by the requesting Person, in form reasonably satisfactory to the Trustee, generally to the effect that such Person is a beneficial holder of Certificates and will keep such information confidential and (ii) in the case of any prospective purchaser of a Certificate or, in the case of a Book-Entry Certificate, of a beneficial ownership interest therein, a written confirmation executed by the requesting Person, in form reasonably satisfactory to the Trustee, generally to the effect that such Person is a prospective purchaser of a Certificate or a beneficial ownership interest therein, is requesting the information for use in evaluating a possible investment in Certificates and will otherwise keep such information confidential. All Certificateholders, by acceptance of their Certificates, shall be deemed to have agreed to keep such information confidential, except to the extent that the Depositor grants written permission to the contrary. Notwithstanding the preceding sentences of this paragraph, the Trustee shall have no responsibility for the accuracy, completeness or sufficiency of any information so made available or furnished by it in the manner described in the immediately preceding paragraph.

            SECTION 8.13   Filings with the Securities and Exchange Commission.

            The provisions of this paragraph shall not apply until such time as any Class of Certificates is registered under the Securities Act of 1933. Thereupon, the Depositor shall prepare for filing, execute and properly file with the Commission, the initial 8-K. The Trustee shall, at the expense of the Depositor, prepare for filing, execute and properly file with the Commission (i) the Form 10-K, (ii) the Form 15 in January, 2001 and (iii) the Form 8-K with the following attachments: (a) the Distribution Date Statements, and (b) any additional items requested by the Depositor, and (c) any items specifically provided herein to be filed on behalf of the Trust under the Exchange Act; provided that any such items shall have been received by the Trustee (to the extent not generated by the Trustee) in the format required for electronic filing via the EDGAR system; and provided, further, that any such items that are required to be delivered by the Master Servicer or the Special Servicer to the Trustee shall be so delivered in the format required for electronic filing or readily convertible into such required format via the EDGAR system (in addition to any other required format). The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document (other than the initial 8-K) on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Trustee shall have no responsibility to file any such items that have not been received in such EDGAR compatible or convertible format nor shall it have any responsibility to convert any items to such format. The Depositor shall (i) promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests to, or requests for other appropriate exemptive relief from, the Commission regarding the usual and customary exemption from certain reporting requirements granted to issuers of securities similar to the Certificates; and, (ii) promptly forward copies of any response from the Commission to the Trustee.

            SECTION 8.14   Maintenance of Mortgage File.

            Except for the release of items in the Mortgage File contemplated by this Agreement, including, without limitation, as necessary for the enforcement of the holder's rights and remedies under the related Mortgage Loan, the Trustee covenants and agrees that it shall maintain each Mortgage File in the State of Minnesota, and that it shall not move any Mortgage File outside the State of Minnesota, other than as specifically provided for in this Agreement, unless it shall first obtain and provide, at the expense of the Trustee, an Opinion of Counsel addressed to the Depositor and the Rating Agencies to the effect that the Trustee's first priority interest in the Mortgage Notes has been duly and fully perfected under the applicable laws and regulations of such other jurisdiction.


                                   ARTICLE IX

                                   TERMINATION

            SECTION 9.01 Termination Upon Repurchase or Liquidation of All Mortgage Loans.

            Subject to Section 9.02, the Trust and the respective obligations and responsibilities under this Agreement of the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth and the obligations of the REMIC Administrator to file the final Tax Returns for the Loan REMICs (unless previously terminated), REMIC I, REMIC II, REMIC IIU and REMIC III and to maintain the books and records thereof for a commercially reasonable period) shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (i) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Seller) of all Mortgage Loans and each REO Property remaining in REMIC I or a Loan REMIC at a price (to be calculated by the Master Servicer and the Trustee as of the close of business on the third Business Day preceding the date upon which notice of any such purchase is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01 and as if the purchase was to occur on such Business Day) equal to (A) the aggregate Purchase Price of all the Mortgage Loans included in REMIC I or a Loan REMIC, plus (B) the appraised value of each REO Property, if any, included in REMIC I or a Loan REMIC (such appraisal to be conducted by a Qualified Appraiser selected by the Master Servicer or the Special Servicer and approved by the Trustee), minus (C) if such purchase is being made by the Master Servicer, the aggregate amount of unreimbursed Advances made by the Master Servicer, together with any Advance Interest payable to the Master Servicer in respect of such Advances and any unpaid Master Servicing Fees remaining outstanding (which items shall be deemed to have been paid or reimbursed to the Master Servicer in connection with such purchase), and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I or a Loan REMIC; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Seller) has the right, and if the Majority Certificateholder of the Controlling Class fails to exercise such right, the Master Servicer has the right to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I or a Loan REMIC as contemplated by clause (i) of the preceding paragraph by giving written notice to the other parties hereto no later than 60 days prior to the anticipated date of purchase; provided, however, that the Master Servicer and any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Seller) each may so elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I or a Loan REMIC only if the aggregate Stated Principal Balance of the Mortgage Pool at the time of such election is less than 1.0% of the Initial Pool Balance. In the event that the Master Servicer or any Majority Certificateholder of the Class (other than the Depositor or the Mortgage Loan Seller) elects to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I or a Loan REMIC in accordance with the preceding sentence, the Master Servicer or such Majority Certificateholder, as applicable, shall deposit in the Distribution Account not later than the Master Servicer Remittance Date relating to the Distribution Date on which the final distribution on the Certificates is to occur, an amount in immediately available funds equal to the above-described purchase price (exclusive of any portion thereof payable to any Person other than the Certificateholders pursuant to Section 3.05(a), which portion shall be deposited in the Certificate Account). In addition, the Master Servicer shall transfer all amounts required to be transferred to the Distribution Account on such Master Servicer Remittance Date from the Certificate Account pursuant to the first paragraph of Section 3.04(b). Upon confirmation that such final deposits have been made, the Trustee shall release or cause to be released to the purchaser or its designee, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the purchaser, as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties remaining in REMIC I or a Loan REMIC.

            Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders and, if not previously notified pursuant to the preceding paragraph, to the other parties hereto mailed (a) in the event such notice is given in connection with a purchase by the Master Servicer or any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Seller) of all of the Mortgage Loans and each REO Property remaining in REMIC I, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the 5th day of such month, in each case specifying (i) the Distribution Date upon which the Trust will terminate and final payment on the Certificates will be made, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the offices of the Certificate Registrar or such other location therein designated.

            Upon presentation and surrender of the Certificates by the Certificateholders on the Final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the Available Distribution Amount for such date that is allocable to payments on the relevant Class in accordance with Section 4.01(b). Final distributions on the Loan REMIC Regular Interests (unless previously terminated) and the REMIC I Regular Interests, the REMIC II Uncertificated Regular Interests and the REMIC IIU Regular Interests shall be made on such date as provided in Section 4.01(a) and
Section 4.01(j).

            Any funds not distributed to any Holder or Holders of Certificates of any Class on the Final Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such reasonable steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If by the second anniversary of the delivery of such second notice, all of the Certificates shall not have been surrendered for cancellation, the Class R-III Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject thereto.

            SECTION 9.02      Additional Termination Requirements.

            In the event the Master Servicer or a Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Seller) purchases all of the Mortgage Loans and each REO Property remaining in REMIC I or the Loan REMICs as provided in Section 9.01, the Trust (and, accordingly, the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III) shall be terminated in accordance with the following additional requirements, unless the Master Servicer or such Majority Certificateholder, as applicable, obtains at its own expense and delivers to the Trustee and the REMIC Administrator an Opinion of Counsel, addressed to the Trustee and the REMIC Administrator, to the effect that the failure of the Trust to comply with the requirements of this Section
9.02 will not result in the imposition of taxes on "prohibited transactions" of the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III as defined in Section 860F of the Code or cause the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i) the REMIC Administrator shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return for each of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III pursuant to Treasury Regulations Section 1.860F-1;

               (ii) during such 90-day liquidation period and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Master Servicer or the Majority Certificateholder of the Controlling Class, as applicable, for cash; and

               (iii) prior to the end of such 90-day period and at the time of the making of the final payment on the Loan REMIC Regular Interests and the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R-I Certificates (in the case of the Loan REMICs and REMIC I), the Class R-II Certificates (in the case of REMIC II), the Class R-IIU Certificates (in the case of REMIC
      IIU) and the Class R-III Certificates (in the case of REMIC III) all cash on hand (other than cash retained to meet claims), and each of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III shall terminate at that time.


                                    ARTICLE X

                ADDITIONAL REMIC AND GRANTOR TRUST PROVISIONS

            SECTION 10.01     REMIC Administration.

            (a) The REMIC Administrator shall elect to treat each of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III as a REMIC under the Code and, if necessary, under Applicable State Law. Each such election will be made on Form 1066 or other appropriate federal or state Tax Returns for the taxable year ending on the last day of the calendar year in which the Loan REMIC Interests and the Certificates are issued.

            (b) The REMIC I Regular Interests are hereby designated as the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-I Certificates are hereby designated as the sole Class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC I. The REMIC II Regular Interests are hereby designated as the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-II Certificates are hereby designated as the sole Class of "residual interest" (within the meaning of Section 860G(a)(2) of the Code), in REMIC II. The REMIC IIU Regular Interests are hereby designated as the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-IIU Certificates are hereby designated as the sole Class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC IIU. The REMIC III Certificates (other than the Class R-III Certificates) are hereby designated as the "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-III Certificates are hereby designated as the sole Class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC III. For the avoidance of doubt, the Class X Certificates represent "specified portions," within the meaning of Treasury Regulations Section 1.860G-1(a)(2), of the interest payments on the Class UA-1, Class UA-2, Class MB, Class MC, Class MD, Class ME, Class MF, Class MG and Class MX Uncertificated Interests, and Class MX Uncertificated Interest represents such "specified portions" of the interest payments on the Class LH Uncertificated Interest, the Class LJ Uncertificated Interest the Class LK Uncertificated Interest, the Class LL Uncertificated Interest, the Class LM Uncertificated Interest, the Class LN Uncertificated Interest, the Class LO Uncertificated Interest and the Class LP Uncertificated Interest. The Loan REMIC Regular Interests (instead of the related Mortgage Loans) will be an asset of REMIC I and the Class R-I Certificates shall represent beneficial ownership of the Loan REMIC Residual Interests. None of the REMIC Administrator, the Master Servicer, the Special Servicer or the Trustee shall, to the extent it is within the control of such Person, create or permit the creation of any other "interests" in either the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III (within the meaning of Treasury Regulations Section 1.860D-1(b)(1)).

            (c) The Original Closing Date is hereby designated as the "startup day" of each of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code. The Sequel Closing Date is hereby designated as the "startup day" of each of REMIC IIU and REMIC III within the meaning of Section 860G(a)(9) of the Code. The "latest possible maturity date", within the meaning of Treasury Regulations Section 1.860G-1(a)(4)(iii), of the REMIC I Regular Interests and the Regular Certificates is September 15, 2030, the Distribution Date following the latest maturity date of any Mortgage Loan. The "startup days" of the Loan REMICs shall each be August 31, 2000.

            (d) The REMIC Administrator shall administer the Loan REMICs in accordance with the Loan REMIC Declarations and the REMIC Provisions and shall comply with and perform all federal and, if applicable, state and local income tax return and information reporting requirements with respect to such Loan REMICs, and shall otherwise administer the Loan REMICs in the same manner as specified for the Trust REMICs in this Section 10.01. HVB Loan No. 510238 and HVB Loan No. 540310 shall be serviced and administered in accordance with the provisions of Article III hereof and the Loan REMIC Declarations. The REMIC Administrator shall maintain separate accounting with respect to the Loan REMICs sufficient (i) to comply with such return and information reporting requirements, including quarterly and annual reporting on Schedule Q to Form 1066 to the holders of the Class R-I Certificates with respect to the Loan REMIC Residual Interests, (ii) to account for the Loan REMIC Regular Interests as assets of the REMIC I, (iii) to pay or cause to be paid any federal, state or local income tax attributable to the Loan REMICs from payments received on or with respect to the related Mortgage Loans, and (iv) to cause any payments on the related Mortgage Loans in excess amounts distributable in respect of the related Loan REMIC Regular Interests to be distributed in respect of the related Loan REMIC Residual Interests.

            (e) The REMIC Administrator is hereby designated as agent for the Tax Matters Person of each of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III and shall: act on behalf of the Trust in relation to any tax matter or controversy, represent the Trust in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III and otherwise act on behalf of each of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III in relation to any tax matter or controversy involving such REMIC. By their acceptance thereof, the Holders of the Residual Certificates hereby agree to irrevocably appoint the REMIC Administrator as their agent to perform all of the duties of the Tax Matters Person for the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III. Subject to Section 10.01(h), the legal expenses and costs of any action described in this subsection (d) and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust, and the REMIC Administrator shall be entitled to be reimbursed therefor out of any amounts on deposit in the Distribution Account as provided by Section 3.05(b).

            (f) The REMIC Administrator shall prepare and file or cause to be prepared and filed, and the Trustee shall sign, all of the Tax Returns in respect of each of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III. The expenses of preparing and filing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor.

            (g) The REMIC Administrator shall perform or cause to be performed on behalf of each of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III all reporting and other tax compliance duties that are the responsibility of each such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the IRS or any other taxing authority under Applicable State Law. Included among such duties, the REMIC Administrator shall provide, or cause to be provided: (i) to any Transferor of a Residual Certificate and the IRS, such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is a Disqualified Organization; (ii) to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions, including, without limitation, reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required); and (iii) with respect to REMIC II and REMIC III, Form 8811, or other applicable form, to the IRS, and the name, title, address and telephone number of the Person who will serve as the representative of REMIC II and REMIC III.

            (h) The REMIC Administrator shall perform its duties more specifically set forth hereunder in a manner consistent with maintaining the status of each of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III as a REMIC under the REMIC Provisions (and each of the other parties hereto shall assist it, to the extent reasonably requested by it). The REMIC Administrator shall not knowingly take (or cause either the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III to take) any action or fail to take (or fail to cause to be taken) any action within the scope of its duties more specifically set forth hereunder that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event with respect to either such REMIC, unless the REMIC Administrator has received an Opinion of Counsel to the effect that the contemplated action will not result in an Adverse REMIC Event. None of the other parties hereto shall take any action (whether or not authorized hereunder) as to which the REMIC Administrator has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III, or causing the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III to take any action, that is not expressly permitted under the terms of this Agreement, each of the other parties hereto will consult with the REMIC Administrator, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur. None of the parties hereto shall take any such action or cause the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III to take any such action as to which the REMIC Administrator has advised it in writing that an Adverse REMIC Event could occur. The REMIC Administrator may consult with counsel to make such written advice, and the cost of same shall be borne: (i) if such action that is not expressly permitted by this Agreement would be of a material benefit to or otherwise in the best interests of the Certificateholders as a whole, by the Trust and shall be paid by the Trustee at the direction of the REMIC Administrator out of amounts on deposit in the Distribution Account; and (ii) otherwise by the party seeking to take the action not permitted by this Agreement.

            In the event that any tax is imposed on the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III, including, without limitation, "prohibited transactions" taxes as defined in Section 860F(a)(2) of the Code, any taxes on contributions to the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III after the Startup Day pursuant to Section 860G(d) of the Code, and any other tax imposed by the Code or any applicable provisions of state or local tax laws (other than any tax permitted to be incurred by the Special Servicer pursuant to
Section 3.17(a)), such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the REMIC Administrator, if such tax arises out of or results from a breach by the REMIC Administrator of any of its obligations under this Article X; (ii) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X;
(iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X; (iv) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under Article III or this
Article X; or (v) the Trust in all other instances. Any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a) shall be charged to and paid by the Trust. Any such amounts payable by the Trust in respect of taxes shall be paid by the Trustee at the direction of the REMIC Administrator out of amounts on deposit in the Distribution Account.

            (i) The REMIC Administrator and, to the extent that records are maintained thereby in the normal course of its business, each of the other parties hereto shall, for federal income tax purposes, maintain books and records with respect to each of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III on a calendar year and on an accrual basis. Such records with respect to REMIC I shall include, for each Distribution Date, the applicable Uncertificated Principal Balance, REMIC I Remittance Rate, and each category of distribution on or with respect to the REMIC I Regular Interests. Such records with respect to REMIC II shall include, for each Distribution Date, (i) the applicable Uncertificated Principal Balance, REMIC II Remittance Rate, Class MX Notional Amount, Class MX Pass-Through Rate, and each category of distribution on or with respect to the REMIC II Uncertificated Regular Interests and (ii) the Certificate Principal Balances, the Pass-Through Rates and each category of distribution on or with respect to the Unaffected Certificates. Such records with respect to REMIC IIU shall include, for each Distribution Date, the applicable Uncertificated Principal Balance, REMIC IIU Remittance Rate, and each category of distribution on or with respect to the REMIC IIU Uncertificated Regular Interests. Such records with respect to REMIC III shall include for each Distribution Date, each category of distribution on or with respect to the REMIC III Certificates.

            (j) Following the Startup Day therefor, the Trustee shall not accept any contributions of assets to the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III unless it shall have received an Opinion of Counsel (at the expense of the party seeking to cause such contribution) to the effect that the inclusion of such assets in such REMIC will not cause: (i) such REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (ii) the imposition of any tax on such REMIC under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

            (k) None of the REMIC Administrator, the Master Servicer, the Special Servicer or the Trustee shall consent to or, to the extent it is within the control of such Person, permit: (i) the sale or disposition of any of the Mortgage Loans (except in connection with (A) a breach of any representation or warranty of the Mortgage Loan Sellers regarding the Mortgage Loans or as otherwise provided for in Section 2.03, (B) the foreclosure, default or imminent default of a Mortgage Loan, including but not limited to, the sale or other disposition of a Mortgaged Property acquired by deed-in-lieu of foreclosure, (C) the bankruptcy of the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III or
(D) the termination of the Trust pursuant to Article IX of this Agreement); (ii) the sale or disposition of any investments in the Certificate Account or the REO Account for gain; or (iii) the acquisition of any assets for the Trust Fund (other than a Mortgaged Property acquired through foreclosure, deed-in-lieu of foreclosure or otherwise in respect of a defaulted Mortgage Loan and other than Permitted Investments acquired in connection with the investment of funds in the Certificate Account or the REO Account); in any event unless it has received an Opinion of Counsel (from and at the expense of the party seeking to cause such sale, disposition, or acquisition) to the effect that such sale, disposition, or acquisition will not cause: (x) the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (y) the imposition of any tax on the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

            (l) Except as otherwise permitted by Section 3.17(a), none of the REMIC Administrator, the Master Servicer, the Special Servicer or the Trustee shall enter into any arrangement by which the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III will receive a fee or other compensation for services or, to the extent it is within the control of such Person, permit the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code. At all times as may be required by the Code, the REMIC Administrator shall make reasonable efforts to ensure that substantially all of the assets of the Loan REMICs, REMIC I, REMIC II, REMIC IIU and REMIC III will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

            SECTION 10.02 Depositor, Master Servicer, Special Servicer and Trustee to Cooperate with REMIC Administrator.

            (a) The Depositor shall provide or cause to be provided to the REMIC Administrator, within ten (10) days after the Original Closing Date and Sequel Closing Date, as applicable, all information or data that the REMIC Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

            (b) The Master Servicer, the Special Servicer and the Trustee shall each furnish such reports, certifications and information, and access to such books and records maintained thereby, as may relate to the Certificates or the Trust Fund and as shall be reasonably requested by the REMIC Administrator in order to enable it to perform its duties hereunder.

            SECTION 10.03     Fees of the REMIC Administrator.

            In the event the Trustee and the REMIC Administrator are not the same Person, the Trustee covenants and agrees to pay to the REMIC Administrator from time to time, and the REMIC Administrator shall be entitled to, reasonable compensation (as set forth in a written agreement between the Trustee and the REMIC Administrator) for all services rendered by it in the exercise and performance of any of the obligations and duties of the REMIC Administrator hereunder.

            SECTION 10.04     Use of Agents.

            The REMIC Administrator may execute any of its obligations and duties hereunder either directly or by or through agents or attorneys-in-fact consented to by the Trustee, which consent shall not be unreasonably withheld; provided that the REMIC Administrator shall not be relieved of its liabilities, duties and obligations hereunder by reason of the use of any such agent or attorney-in-fact.

            SECTION 10.05     Grantor Trust Administration.

            The parties intend that the portions of the Trust Fund consisting of the Loan REMIC Residual Interests, Excess Interest and the Excess Interest Distribution Account shall be treated as a "grantor trust" under the Code, and the provisions thereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall file or cause to be filed with the Internal Revenue Service together with Form 1041 or such other form as may be applicable and shall furnish or cause to be furnished (i) to the Holders of the Class V Certificates, their allocable share of income with respect to Excess Interest as such amounts accrue or are received, as the case may be, after the related Anticipated Prepayment Date, and (ii) to the Holders of the Class R-I Certificates, such information relating to the Loan REMIC Residual Interests represented thereby as is required by the REMIC Provisions, in each case, at the time or times and in the manner required by the Code.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            SECTION 11.01     Amendment.

            (a) This Agreement may be amended from time to time by the mutual agreement of the parties hereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision herein which may be defective or may be inconsistent with any other provision herein, (iii) to add any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated; (v) if such amendment, as evidenced by an Opinion of Counsel delivered to the Trustee and the REMIC Administrator, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III at least from the effective date of such amendment, or would be necessary to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III; (vi) to modify, add to or eliminate any provisions of Section 5.02(d)(i), (ii) and (iii); or (vii) for any other purpose; provided that such amendment (other than any amendment for the specific purposes described in clauses (v) and (vi) above) shall not, as evidenced by an Opinion of Counsel obtained by or delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder without such Certificateholder's written consent; and provided further that such amendment (other than any amendment for any of the specific purposes described in clauses
(i) through (vi) above) shall not result in a downgrade, qualification (if applicable) or withdrawal of any rating then assigned to any Class of Certificates by any Rating Agency (as evidenced by written confirmation to such effect from each Rating Agency obtained by or delivered to the Trustee).

            (b) This Agreement may also be amended from time to time by the mutual agreement of the parties hereto, with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on the Mortgage Loans and any REO Properties which are required to be distributed on any Certificate without the written consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (b)(i) without the written consent of the Holders of all Certificates of such Class, or (iii) modify the provisions of this Section 11.01 without the written consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer or any of their respective Affiliates shall be entitled to the same Voting Rights with respect to matters described above as they would if any other Person held such Certificates. For purposes of this Section 11.01(b), a Class of Certificates is an "affected Class" if and only if it would, as the result of any such amendment, experience any of the effects described in clauses (i), (ii) and
(iii) of this Section 11.01(b).

            (c) At the direction of the Holders of Certificates entitled to 100% of the Voting Rights allocated to the affected Classes, and with the agreement of all of the parties hereto (none of which shall withhold its agreement unless its obligations hereunder would be materially increased), the Agreement shall be amended for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates, including without limitation,
(i) to cause such Classes to be restructured, (ii) to create in connection with any restructuring one or more new classes of Certificates, which may include, without limitation, one or more classes of Certificates entitled to payments of principal on a priority basis from collections in respect of some or all of the Bank of America Loans or HVB Mortgage Loans, (iii) to make in connection with any such restructuring one or more additional REMIC elections with respect to the Trust Fund, (iv) to provide for the book-entry registration of any such existing or newly created classes of Certificates, and (v) to provide for any holders of any Classes of Non-Registered Certificates remaining as such after giving effect to such amendment to receive or have the right to request to receive any statements, reports or other information which the holders of the Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates are entitled to receive or request to receive under this Agreement. For purposes of this Section 11.01(c), a Class of Certificates is an "affected Class" if and only if it would, as the result of any such amendment, experience any of the effects described in clauses (i), (ii) and (iii) of Section 11.01(b). Any restructuring pursuant to this Section 11.01(c) shall require the prior written approval of each Rating Agency and confirmation of the ratings of each such Class of Certificates (taking into account such restructuring), including confirmation that such restructuring will not result in the downgrade, qualification (if applicable) or withdrawal of the ratings then assigned to the Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates.

            (d) Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the REMIC Administrator shall consent to any amendment to this Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to any party hereto in accordance with such amendment will not result in the imposition of a tax on the Grantor Trust, the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III pursuant to the REMIC Provisions or cause the Grantor Trust, the Loan REMICs, REMIC I, REMIC II, REMIC IIU or REMIC III to fail to qualify as a Grantor Trust or a REMIC, as applicable, at any time that any Certificates are outstanding.

            (e) Promptly after the execution of any such amendment, the Trustee shall furnish a copy of the amendment to each Certificateholder.

            (f) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe; provided that such consents shall be in writing.

            (g) The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

            (h) The cost of any Opinion of Counsel to be delivered pursuant to
Section 11.01(a) or (d) shall be borne by the Person seeking the related amendment, except that if the Trustee requests any amendment of this Agreement in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to Section 11.01(a) or (d) shall be payable out of the Distribution Account.

            SECTION 11.02     Recordation of Agreement; Counterparts.

            (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel (the reasonable cost of which may be paid out of the Distribution Account) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders. It is acknowledged that the Trustee has no obligation to monitor whether such recordation in necessary under this section.

            (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 11.03     Limitation on Rights of Certificateholders.

            (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and (except in the case of a default by the Trustee) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03(c), each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 11.04     Governing Law.

            This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 11.05     Notices.

            Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to: (1) in the case of Banc of America Commercial Mortgage Inc., Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255 Attention: David A. Gertner, telecopy number:
(704) 386-1094 (with copies to Glenn Reid, Esq., Assistant General Counsel, Bank of America Corporation, Bank of America Corporate Center, 100 North Tryon Street (20th Floor), Charlotte, North Carolina 28255, telecopy number: (704) 387-0922;
(2) in the case of Bank of America, N.A., Bank of America Corporate Center, NC1-007-07-01, 100 North Tryon Street, Charlotte, North Carolina 28255,
Attention: David Gertner, telecopy number: (704) 386-1904; (3) in the case of HVB Realty Capital Inc., 150 East 42nd Street, New York, New York, Attention:
Daniel P. Kenny, telecopy number (212) 672-5524 (with a copy to Andrews & Kurth, 1717 Main Street, Suite 3700, Dallas, Texas 75201, Attention: Pat Sargent, telecopy number (214) 672-5531; (4) in the case of ORIX Real Estate Capital Markets, LLC 1717 Main Street, 12th Floor, Dallas Texas 75201, Attention: Edgar
L. Smith II, telecopy number (214) 237-2040, with a copy to Akin, Gump, Strauss, Hauer & Field, L.L.P., 1700 Pacific, Suite 4100, Dallas, Texas 75201, Attention:
Jerry Phelps, telecopy number (214) 969-4343; (5) in the case of Lennar Partners, Inc., 760 N.W. 107th Avenue, Suite 400, Miami, Florida 33172,
Attention: Ronald Schrager, President, telecopy number (305) 226-3428 (6) in the case of the Trustee and REMIC Administrator, Wells Fargo Bank Minnesota, N. A., 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: Corporate Trust Services (CMBS), Banc of America Commercial Mortgage Inc., Series 2000-2, telecopy number (410) 884-2360; and (7) in the case of the Rating Agencies, (A) Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Commercial MBS Monitoring Department, telecopy number (212) 553-0300;
(B) Standard & Poor's Ratings Services, Inc., 55 Water Street, 41st Floor, New York, New York 10041-0003, Attention: Commercial Mortgage Group Surveillance Manager, telecopy number (212) 438-2662, or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register.

            SECTION 11.06     Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 11.07     Successors and Assigns; Beneficiaries.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders. Except as specifically contemplated by Sections 3.22, 3.24, 6.03 and 8.05, no other person, including, without limitation, any Mortgagor, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

            SECTION 11.08     Article and Section Headings.

            The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

            SECTION 11.09     Notices to and from Rating Agencies.

            (a) The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

               (i) any material change or amendment to this Agreement;

               (ii) the occurrence of any Event of Default hereunder that has not been cured;

               (iii) the resignation or termination of the Master Servicer, the Special Servicer or the REMIC Administrator and the appointment of a successor;

               (iv) any change in the location of the Distribution Account;

               (v) the final payment to any Class of Certificateholders; and

               (vi) the repurchase of any Mortgage Loan by a Mortgage Loan Seller pursuant to Section 2.03.

            (b) The Master Servicer shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

               (i) the resignation or removal of the Trustee and the appointment of a successor;

               (ii) any change in the location of the Certificate Account;

               (iii) any event that would result in the voluntary or involuntary termination of any insurance of the accounts of the Trustee;

               (iv) any material casualty at or condemnation or eminent domain proceeding in respect of a Mortgaged Property; and

               (v) the vacating by an anchor tenant of a retail Mortgaged Property.

            (c) Each of the Master Servicer and the Special Servicer, as the case may be, shall furnish to each Rating Agency such information with respect to the Mortgage Loans as the Rating Agency shall reasonably request and which the Master Servicer or the Special Servicer, as the case may be, can reasonably provide.

            (d) Each of the Master Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies of the following:

               (i) each of its annual statements as to compliance described in
      Section 3.13; and

               (ii) each of its annual independent public accountants' servicing reports described in Section 3.14, if any.

In addition, as and to the extent required by Section 3.12(b), each of the Master Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies or summaries (in such format as will be acceptable to the Rating Agency) of any of the written reports (including, without limitation, reports regarding property inspections) prepared, and any of the quarterly and annual or other periodic operating statements and rent rolls collected, by it pursuant to
Section 3.12(b).

            (e) The Trustee shall promptly furnish each Rating Agency on a monthly basis, to the extent not made available on the Trustee's Website, copies of the statements to the Holders of the Regular Certificates required by the first paragraph of Section 4.02(a).

            (f) To the extent reasonably possible, all information and reports delivered or made available to the Rating Agencies, or a Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificateholder (if requested by such Holder), by any of the Trustee, the Master Servicer or the Special Servicer pursuant to this Section 11.09, shall be so delivered or otherwise made available through an electronic medium.

            (g) Each Rating Agency shall provide to the Trustee, upon its request, a listing of the then current rating on any Certificate then outstanding.

            (h) The Trustee, the Master Servicer and the Special Servicer, as applicable, shall furnish to each Rating Agency, with respect to each Mortgage Loan such information as the Rating Agency shall reasonably request and which the Trustee, the Master Servicer or the Special Servicer can reasonably provide in accordance with applicable law and without waiving any attorney-client privilege relating to such information. The Trustee, the Master Servicer and the Special Servicer, as applicable, may include any reasonable disclaimer they deem appropriate with respect to such information.

            SECTION 11.10     Requests for Information; Standing Requests.

            (a) Any Holder of a Class J, Class K, Class L, Class M, Class N, Class O or Class P Certificate, shall be entitled to, upon request to the Master Servicer, receive a copy from the Master Servicer, of any notice or report to be delivered hereunder to the Directing Certificateholder.

            (b) For the avoidance of doubt, it is noted that to the extent that any Rating Agency, or any Holder of a Class J, Class K, Class L, Class M, Class N, Class O or Class P Certificate, is stated herein to be entitled to obtain from the Master Servicer or the Special Servicer, upon request, any particular report or other item of information obtained or prepared with respect to the Mortgage Loans by the parties to this Agreement in the course of their performance hereof, such request by such Person may take the form of a standing request to the Master Servicer or the Special Servicer, as the case may be, to receive all such reports or items until further notice.

            SECTION 11.11     Forum.

            The parties hereto hereby irrevocably submit to the jurisdiction of any court of the State of New York or of the United States of America for the Southern District of New York setting in the State, City and County of New York with respect to any legal proceeding arising out of or relating to this Agreement, and irrevocably waive with respect to any such proceeding in any such court to the fullest extent possible the defense of inconvenient forum.

            SECTION 11.12     Waiver of Jury Trial.

            THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ENFORCING OR DEFENDING ANY RIGHTS ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers or representatives thereunto duly authorized, in each case as of the day and year first above written.

                                BANC OF AMERICA COMMERCIAL MORTGAGE INC.
                                    Depositor


                                By: /s/:  James E. Naumann
                                   ------------------------------
                                   Name:  James E. Naumann
                                   Title: Senior Vice President



                               BANK OF AMERICA, N.A.,
                                   Mortgage Loan Seller


                                By: /s/:  James E. Naumann
                                   ------------------------------
                                   Name:  James E. Naumann
                                   Title: Managing Director



                                HVB REALTY CAPITAL INC.,
                                   Mortgage Loan Seller


                                By: /s/:  Daniel P. Kenny
                                   ------------------------------
                                   Name:  Daniel P. Kenny
                                   Title: President



                                By: /s/:  Pamela L. Gheysen
                                   ------------------------------
                                   Name:  Pamela L. Gheysen
                                   Title: Director



                                ORIX REAL ESTATE CAPITAL MARKETS, LLC
                                    Master Servicer


                                By: /s/:  Edgar L. Smith II
                                   -------------------------------
                                   Name:  Edgar L. Smith II
                                   Title: Chief Operating Officer



                                LENNAR PARTNERS, INC.
                                    Special Servicer


                                By: /s/:  Steven J. Saiontz
                                   -------------------------------
                                   Name:  Steven J. Saiontz
                                   Title: Chief Executive Officer



                                WELLS FARGO BANK MINNESOTA, N.A.
                                   Trustee and REMIC Administrator


                                By: /s/:  Leslie A. Gaskill
                                   -------------------------------
                                   Name:  Leslie A. Gaskill
                                   Title: Vice President

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 27th day of October, 2000, before me, a notary public in and for said State, personally appeared James E. Naumann known to me to be a Senior Vice President of BANC OF AMERICA COMMERCIAL MORTGAGE INC. and the Managing Director of BANK OF AMERICA, N.A., two of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entities, and acknowledged to me that such person executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       /s/:  Cheryl D. Faust
                                       ------------------------
                                              Notary Public

[Notarial Seal]


My commission expires:


May 19, 2001

STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )


            On the 19th day of October, 2000, before me, a notary public in and for said State, personally appeared Daniel P. Kenny and Pamela L. Gheysen known to me to be the President and Director, respectively, of HVB REALTY CAPITAL INC, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entities, and acknowledged to me that such person executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       /s/:  Linda S. Martin
                                       -----------------------------
                                             Notary Public

[Notarial Seal]


My commission expires:


August 2, 2001

STATE OF TEXAS          )
                        )     ss.:
COUNTY OF DALLAS        )


            On the 25th day of October, 2000, before me, a notary public in and for said State, personally appeared Edgar L. Smith II, known to me to be a Chief Operating Officer of ORIX REAL ESTATE CAPITAL MARKETS, LLC, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such person executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       /s/:  Jerry Newman
                                       -----------------------
                                             Notary Public

[Notarial Seal]


My commission expires:


April 25, 2002

STATE OF FLORIDA        )
                        )     ss.:
COUNTY OF MIAMI-DADE    )


            On the 25th day of October, 2000, before me, a notary public in and for said State, personally appeared Steven J. Saiontz, known to me to be a Chief Executive Officer of LENNAR PARTNERS, INC., which executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such person executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       /s/:  Jeanine A. Manzano
                                       ---------------------------
                                             Notary Public


[Notarial Seal]


My commission expires:


March 2, 2003

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )


            On the 27th day of October, 2000, before me, a notary public in and for said State, personally appeared Leslie A. Gaskill, known to me to be a Vice President of WELLS FARGO BANK MINNESOTA, N.A. which executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such person executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       /s/:  Jack A. Aini
                                       ---------------------
                                              Notary Public

[Notarial Seal]


My commission expires:


June 9, 2001

ACKNOWLEDGED AND AGREED WITH RESPECT
TO SECTION 2.01 OF THIS AGREEMENT


BANK OF AMERICA COMMERCIAL MORTGAGE OWNER TRUST II


By:   Wells Fargo Bank Minnesota. N.A.
      its Co-Trustee


      By:  /s/ Leslie A. Gaskill
           -----------------------
           Name: Leslie A. Gaskill
           Title:  Vice President

                                   SCHEDULE 1



Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina  28255

Banc of America Commercial Mortgage Inc.
100 North Tryon Street
Charlotte, North Carolina  28255

Bank of America, N.A.
100 North Tryon Street
Charlotte, North Carolina  28255

HVB Realty Capital Inc.
150 East 42nd Street
New York, New York 10017-4679

HypoVereinsbank Capital Markets
150 East 42nd Street
New York, New York  10017-4679

Standard & Poor's Ratings Services,
  a division of the McGraw-Hill Companies, Inc.
55 Water Street
New York, New York  10041-0003

Moody's Investor Services, Inc.
99 Church Street
New York, New York  10007

ORIX Real Estate Capital Markets, LLC
in its capacity as Master Servicer
1717 Main Street, 12th Floor
Dallas, TX  75201

Lennar Partners, Inc.
in its capacity as Special Servicer
760 N.W. 107th Avenue
Suite 400
Miami, FL 33172

Wells Fargo Bank Minnesota, N.A.
in its capacity as Trustee and REMIC Administrator
1000 Broken Land
Parkway, Columbia Maryland 21044-3562

                                   EXHIBIT A-1
                          FORM OF CLASS A-1 CERTIFICATE

                          CLASS A-1 COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
[___] % per annum                              this Certificate as of the Issue
                                               Date: $__________
Date of Amended and Restated Pooling and
Servicing Agreement:                           Class Principal Balance of all
October 1, 2000                                the Class A-1 Certificates as of
                                               the Issue Date: $198,316,225
Commencement Date:  October 1, 2000

Issue Date:  October 27, 2000                  Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Commencement Date,
November 15, 2000                              after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,004,533

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. A-1-___                        CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC IIU or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.

Dated:


                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                   EXHIBIT A-2
                          FORM OF CLASS A-2 CERTIFICATE

                          CLASS A-2 COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Amended and Restated Pooling and
Servicing Agreement:                           Class Principal Balance of all
October 1, 2000                                the Class A-2 Certificates as of
                                               the Issue Date: $447,137,063
Commencement Date:  October 1, 2000

Issue Date:  October 27, 2000                  Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Commencement Date,
November 15, 2000                              after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,004,533

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. A-2-__                         CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC IIU or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

Dated:


                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                   EXHIBIT A-3
                           FORM OF CLASS X CERTIFICATE

                           CLASS X COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Amended and Restated Pooling and
Servicing Agreement:                           Class Principal Balance of all
October 1, 2000                                the Class X Certificates as of
                                               the Issue Date: $889,004,533
Commencement Date:  October 1, 2000

Issue Date:  October 27, 2000                  Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Commencement Date,
November 15, 2000                              after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,004,533

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. X-__                           CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC ,LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND DOES NOT ENTITLE THE HOLDER HEREOF TO ANY DISTRIBUTIONS OF PRINCIPAL. THE HOLDER HEREOF WILL BE ENTITLED TO DISTRIBUTIONS OF INTEREST ACCRUED AS PROVIDED IN THE AGREEMENT REFERRED TO HEREIN ON THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE, WHICH AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the notional principal amount of this Certificate (its "Certificate Notional Amount") as of the Issue Date by the aggregate notional principal balance of all the Certificates of the same Class as this Certificate (their "Class Notional Amount") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC IIU or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                                  Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class X Certificates referred to in the within-mentioned Agreement.

Dated:


                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                   EXHIBIT A-4
                           FORM OF CLASS B CERTIFICATE

                           CLASS B COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Amended and Restated Pooling and
Servicing Agreement:                           Class Principal Balance of all
October 1, 2000                                the Class B Certificates as of
                                               the Issue Date: $37,816,366
Commencement Date:  October 1, 2000

Issue Date:  October 27, 2000                  Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Commencement Date,
November 15, 2000                              after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,004,533

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. B-____                         CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF OF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC IIU or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class B Certificates referred to in the within-mentioned Agreement.

Dated:


                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                   EXHIBIT A-5
                           FORM OF CLASS C CERTIFICATE

                           CLASS C COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Amended and Restated Pooling and
Servicing Agreement:                           Class Principal Balance of all
October 1, 2000                                the Class C Certificates as of
                                               the Issue Date: $24,469,413
Commencement Date:  October 1, 2000

Issue Date:  October 27, 2000                  Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Commencement Date,
November 15, 2000                              after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,004,533

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. C-__                           CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF OF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC IIU or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class C Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                   EXHIBIT A-6
                           FORM OF CLASS D CERTIFICATE

                           CLASS D COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Amended and Restated Pooling and
Servicing Agreement:                           Class Principal Balance of all
October 1, 2000                                the Class D Certificates as of
                                               the Issue Date: $17,795,938
Commencement Date:  October 1, 2000

Issue Date:  October 27, 2000                  Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Commencement Date,
November 15, 2000                              after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,004,533

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. D-___                         CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF OF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC IIU or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class D Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                   EXHIBIT A-7
                           FORM OF CLASS E CERTIFICATE

                           CLASS E COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Amended and Restated Pooling and
Servicing Agreement:                           Class Principal Balance of all
October 1, 2000                                the Class E Certificates as of
                                               the Issue Date: $8,897,968
Commencement Date:  October 1, 2000

Issue Date:  October 27, 2000                  Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Commencement Date,
November 15, 2000                              after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,004,533

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. E-_____                        CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF OF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC IIU or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                            Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class E Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                   EXHIBIT A-8
                           FORM OF CLASS F CERTIFICATE

                           CLASS F COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Amended and Restated Pooling and
Servicing Agreement:                           Class Principal Balance of all
October 1, 2000                                the Class A-1 Certificates as of
                                               the Issue Date: $11,122,461
Commencement Date:  October 1, 2000

Issue Date:  October 27, 2000                  Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Commencement Date,
November 15, 2000                              after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,004,533

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. F-__                           CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF OF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC IIU or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class F Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                   EXHIBIT A-9
                           FORM OF CLASS G CERTIFICATE

                           CLASS G COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Pooling and
Servicing Agreement:                           Class Principal Balance of all
October 1, 2000                                the Class G Certificates as of
                                               the Issue Date: $17,795,937
Commencement Date:  October 1, 2000

Issue Date:  October 27, 2000                  Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Commencement Date,
November 15, 2000                              after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,004,533

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. G-__                           CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF OF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

      This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC IIU or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class G Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                  EXHIBIT A-10
                           FORM OF CLASS H CERTIFICATE

                           CLASS H COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Pooling and
Servicing Agreement:                           Class Principal Balance of all
October 1, 2000                                the Class H Certificates as of
                                               the Issue Date: $11,122,460
Commencement Date:  October 1, 2000

Issue Date:  October 27, 2000                  Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Commencement Date,
November 15, 2000                              after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,004,533

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. H-___                          CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF OF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC IIU or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class H Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                  EXHIBIT A-11
                           FORM OF CLASS J CERTIFICATE

                           CLASS J COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Pooling and Servicing
Agreement:  September 1, 2000                  Class Principal Balance of all
                                               the Class J Certificates as of
Cut-off Date:  September 1, 2000               the Issue Date: $34,479,629

Issue Date:  September 22, 2000                Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Cut-off Date,
October 16, 2000                               after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,796,853

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. J-__                           CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF OF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I or REMIC II as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class J Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                                        SCHEDULE A

                        CERTIFICATE BALANCE OF DEFINITIVE
                      CERTIFICATES EXCHANGED OR TRANSFERRED
                      FOR, OR ISSUED IN EXCHANGE FOR OR UPON
                      TRANSFER OF, AN INTEREST IN THIS BOOK-    REMAINING PRINCIPAL AMOUNT OF          NOTATION
       DATE                     ENTRY CERTIFICATE                   BOOK-ENTRY CERTIFICATE             MADE BY
------------------  -----------------------------------------   -----------------------------   ----------------------
------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------


                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                  EXHIBIT A-12
                           FORM OF CLASS K CERTIFICATE

                           CLASS K COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Pooling and Servicing
Agreement: September 1, 2000                   Class Principal Balance of all
                                               the Class K Certificates as of
Cut-off Date: September 1, 2000                the Issue Date: $5,561,230

Issue Date: September 22, 2000                 Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Cut-off Date,
October 16, 2000                               after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,796,853

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. K-__                           CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF OF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I or REMIC II as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class K Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                                        SCHEDULE A

                        CERTIFICATE BALANCE OF DEFINITIVE
                      CERTIFICATES EXCHANGED OR TRANSFERRED
                      FOR, OR ISSUED IN EXCHANGE FOR OR UPON
                      TRANSFER OF, AN INTEREST IN THIS BOOK-    REMAINING PRINCIPAL AMOUNT OF          NOTATION
       DATE                     ENTRY CERTIFICATE                   BOOK-ENTRY CERTIFICATE             MADE BY
------------------  -----------------------------------------   -----------------------------   ----------------------
------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

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------------------  -----------------------------------------   -----------------------------   ----------------------

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

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                  EXHIBIT A-13
                           FORM OF CLASS L CERTIFICATE

                           CLASS L COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Pooling and Servicing
Agreement: September 1, 2000                   Class Principal Balance of all
                                               the Class L Certificates as of
Cut-off Date: September 1, 2000                the Issue Date: $6,673,476

Issue Date:  September 22, 2000                Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Cut-off Date,
October 15, 2000                               after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,796,853

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. L-__                           CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO THE ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I or REMIC II as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class L Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                                        SCHEDULE A

                        CERTIFICATE BALANCE OF DEFINITIVE
                      CERTIFICATES EXCHANGED OR TRANSFERRED
                      FOR, OR ISSUED IN EXCHANGE FOR OR UPON
                      TRANSFER OF, AN INTEREST IN THIS BOOK-    REMAINING PRINCIPAL AMOUNT OF          NOTATION
       DATE                     ENTRY CERTIFICATE                   BOOK-ENTRY CERTIFICATE             MADE BY
------------------  -----------------------------------------   -----------------------------   ----------------------
------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------


                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                  EXHIBIT A-14
                           FORM OF CLASS M CERTIFICATE

                           CLASS M COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Pooling and Servicing
Agreement: September 1, 2000                   Class Principal Balance of all
                                               the Class M Certificates as of
Cut-off Date: September 1, 2000                the Issue Date: $2,224,492

Issue Date:  September 22, 2000                Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Cut-off Date,
October 15, 2000                               after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,796,853

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. M-__                           CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO THE ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I or REMIC II as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                            Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class M Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                                        SCHEDULE A

                        CERTIFICATE BALANCE OF DEFINITIVE
                      CERTIFICATES EXCHANGED OR TRANSFERRED
                      FOR, OR ISSUED IN EXCHANGE FOR OR UPON
                      TRANSFER OF, AN INTEREST IN THIS BOOK-    REMAINING PRINCIPAL AMOUNT OF          NOTATION
       DATE                     ENTRY CERTIFICATE                   BOOK-ENTRY CERTIFICATE             MADE BY
------------------  -----------------------------------------   -----------------------------   ----------------------
------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------


                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                  EXHIBIT A-15
                           FORM OF CLASS N CERTIFICATE

                           CLASS N COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Pooling and Servicing
Agreement:  September 1, 2000                  Class Principal Balance of all
                                               the Class N Certificates as of
Cut-off Date:  September 1, 2000               the Issue Date: $6,673,477

Issue Date:  September 22, 2000                Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Cut-off Date,
October 16, 2000                               after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,796,853

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. N-__                           CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO THE ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I or REMIC II as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class N Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                  EXHIBIT A-16
                           FORM OF CLASS O CERTIFICATE

                           CLASS O COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Pooling and Servicing
Agreement:  September 1, 2000                  Class Principal Balance of all
                                               the Class O Certificates as of
Cut-off Date:  September 1, 2000               the Issue Date: $4,448,984

Issue Date:  September 22, 2000                Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Cut-off Date,
October 16, 2000                               after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,796,853

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. O-__                           CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO THE ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I or REMIC II as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class O Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                  EXHIBIT A-17
                           FORM OF CLASS P CERTIFICATE

                           CLASS P COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Pass-Through Rate:                             Certificate Principal Balance of
Variable                                       this Certificate as of the Issue
                                               Date: $__________
Date of Pooling and Servicing
Agreement:  September 1, 2000                  Class Principal Balance of all
                                               the Class P Certificates as of
Cut-off Date:  September 1, 2000               the Issue Date: $24,469,414

Issue Date:  September 22, 2000                Approximate Aggregate unpaid
                                               principal balance of the Mortgage
First Distribution Date:                       Pool as of the Cut-off Date,
October 16, 2000                               after deducting payments of
                                               principal due on or before such
Master Servicer:                               date (the "Initial Pool
ORIX Real Estate Capital Markets, LLC          Balance"): $889,796,853

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

Certificate No. P-__                           CUSIP No. [_______________]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO THE ONE OR MORE CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I or REMIC II as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class P Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                    By:_______________________________________
                                             Authorized Officer

                                                        SCHEDULE A

                        CERTIFICATE BALANCE OF DEFINITIVE
                      CERTIFICATES EXCHANGED OR TRANSFERRED
                      FOR, OR ISSUED IN EXCHANGE FOR OR UPON
                      TRANSFER OF, AN INTEREST IN THIS BOOK-    REMAINING PRINCIPAL AMOUNT OF          NOTATION
       DATE                     ENTRY CERTIFICATE                   BOOK-ENTRY CERTIFICATE             MADE BY
------------------  -----------------------------------------   -----------------------------   ----------------------
------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------

------------------  -----------------------------------------   -----------------------------   ----------------------


                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                  EXHIBIT A-18
                          FORM OF CLASS R-I CERTIFICATE

                          CLASS R-I COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Date of Pooling and Servicing                  Certificate No. R-I-___
Agreement:  September 1, 2000
                                               Percentage Interest evidenced by
Cut-off Date:  September 1, 2000               this Certificate in the related
                                               Class:  ____%
Issue Date:  September 22, 2000
                                               Approximate Aggregate unpaid
First Distribution Date:                       principal balance of the Mortgage
October 16, 2000                               Pool as of the Cut-off Date,
                                               after deducting payments of
Master Servicer:                               principal due on or before such
ORIX Real Estate Capital Markets, LLC          date (the "Initial Pool
                                               Balance"):  $889,796,853
Special Servicer:
Lennar Partners, Inc.                          Trustee and REMIC Administrator:
                                               Wells Fargo Bank Minnesota, N.A.
Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974. AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR, LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, THE TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS AS SET FORTH IN SECTION 5.02 OF THE AGREEMENT. EACH TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

            This certifies that [_____________] is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing upon the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory disposition and to execute all instruments of transfer and to do all other things necessary in connection with any such disposition. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Trustee and the REMIC Administrator of any change or impending change in its status as a Permitted Transferee. In connection with any proposed transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit C-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, the Certificate Registrar shall not register the Transfer of an Ownership Interest in this Certificate to such proposed Transferee.

            Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit C-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

            A "Permitted Transferee" is any Transferee that is not a Disqualified Organization or a Non-United States Person.

            A "Disqualified Organization" is (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and
(v) any other Person so designated by the REMIC Administrator based upon an opinion of counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

            A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I or REMIC II as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class R-I Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                  EXHIBIT A-19
                         FORM OF CLASS R-II CERTIFICATE

                         CLASS R-II COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Date of Pooling and Servicing                 Certificate No. R-II-__
Agreement:  September 1, 2000

Cut-off Date: September 1, 2000               Percentage Interest evidenced by
                                              this Certificate in the related
Issue Date: September 22, 2000                Class:  ____%

First Distribution Date:                      Approximate Aggregate unpaid
October 16, 2000                              principal balance of the Mortgage
                                              Pool as of the Cut-off Date,
Master Servicer:                              after deducting payments of
ORIX Real Estate Capital Markets, LLC         principal due on or before such
                                              date (the "Initial Pool
                                              Balance"): $889,796,853

Special Servicer:                             Trustee and REMIC Administrator:
Lennar Partners, Inc.                         Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974. AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR, LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, THE TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS AS SET FORTH IN SECTION 5.02 OF THE AGREEMENT. EACH TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

            This certifies that [_________] is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing upon the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory disposition and to execute all instruments of transfer and to do all other things necessary in connection with any such disposition. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Trustee and the REMIC Administrator of any change or impending change in its status as a Permitted Transferee. In connection with any proposed transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit C-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, the Certificate Registrar shall not register the Transfer of an Ownership Interest in this Certificate to such proposed Transferee.

            Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit C-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

            A "Permitted Transferee" is any Transferee that is not a Disqualified Organization or a Non-United States Person.

            A "Disqualified Organization" is (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and
(v) any other Person so designated by the REMIC Administrator based upon an opinion of counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

            A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I or REMIC II as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class R-II Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                  EXHIBIT A-18
                         FORM OF CLASS R-IIU CERTIFICATE

                         CLASS R-IIU COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Date of Pooling and Servicing                  Certificate No. R-IIU-__
Agreement:  October 1, 2000
                                               Percentage  Interest evidenced by
Commencement Date:  October 1, 2000            this Certificate in the related
                                               Class:  ____%
Issue Date:  October 27, 2000
                                               Approximate Aggregate unpaid
First Distribution Date:                       principal balance of the
November 15, 2000                              Mortgage Pool as of  the
                                               Commencement Date, after
Master Servicer:                               deducting payments of principal
ORIX Real Estate Capital Markets, LLC          due on or before such date (the
                                               "Initial Pool Balance"):
                                               $889,004,533

Special Servicer:                              Trustee and REMIC Administrator:
Lennar Partners, Inc.                          Wells Fargo Bank Minnesota, N.A.

Mortgage Loan Sellers:
Bank of America, N.A.
HVB Realty Capital Inc.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974. AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR, LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, THE TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS AS SET FORTH IN SECTION 5.02 OF THE AGREEMENT. EACH TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing upon the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory disposition and to execute all instruments of transfer and to do all other things necessary in connection with any such disposition. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Trustee and the REMIC Administrator of any change or impending change in its status as a Permitted Transferee. In connection with any proposed transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit C-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, the Certificate Registrar shall not register the Transfer of an Ownership Interest in this Certificate to such proposed Transferee.

            Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit C-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

            A "Permitted Transferee" is any Transferee that is not a Disqualified Organization or a Non-United States Person.

            A "Disqualified Organization" is (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and
(v) any other Person so designated by the REMIC Administrator based upon an opinion of counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

            A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC IIU or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class R-IIU Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                  EXHIBIT A-19
                         FORM OF CLASS R-III CERTIFICATE

                         CLASS R-III COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Date of Pooling and Servicing                 Certificate No. R-III-__
Agreement:  October 1, 2000

Commencement Date:  October 1, 2000           Percentage Interest evidenced by
                                              this Certificate in the related
Issue Date:  October 27, 2000                 Class:  _____%

First Distribution Date:                      Approximate Aggregate unpaid
November 15, 2000                             principal balance of the
                                              Mortgage Pool as of the
Master Servicer:                              Commencement Date, after
ORIX Real Estate Capital Markets, LLC         deducting payments of principal
                                              due on or before such date (the
                                              "Initial Pool Balance"):
                                              $889,004,533

Special Servicer:
Lennar Partners, Inc.                         Trustee and REMIC Administrator:
                                              Wells Fargo Bank Minnesota, N.A.
Mortgage Loan Sellers
Bank of America, N.A.
HVB Realty Capital Inc.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS, IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974. AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR, LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, THE TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS AS SET FORTH IN SECTION 5.02 OF THE AGREEMENT. EACH TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

            This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing upon the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory disposition and to execute all instruments of transfer and to do all other things necessary in connection with any such disposition. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Trustee and the REMIC Administrator of any change or impending change in its status as a Permitted Transferee. In connection with any proposed transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit C-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, the Certificate Registrar shall not register the Transfer of an Ownership Interest in this Certificate to such proposed Transferee.

            Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest herein unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit C-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

            A "Permitted Transferee" is any Transferee that is not a Disqualified Organization or a Non-United States Person.

            A "Disqualified Organization" is (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and
(v) any other Person so designated by the REMIC Administrator based upon an opinion of counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

            A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            For so long as this Certificate is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I, REMIC II, REMIC IIU or REMIC III as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class R-III Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                  EXHIBIT A-20
                           FORM OF CLASS V CERTIFICATE

                           CLASS V COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATE,
                                  SERIES 2000-2

This is one of a series of commercial mortgage pass-through certificates (collectively, the "Certificates"), issued in multiple classes (each, a "Class"), which series of Certificates evidences the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.

Date of Pooling and Servicing            Percentage  Interest  evidenced by this
Agreement:  September 1, 2000            Certificate in the related Class:  100%


Cut-off Date:  September 1, 2000         Approximate Aggregate unpaid principal
                                         balance of the Mortgage Pool as of the
Issue Date:  September 22, 2000          Cut-off Date, after deducting payments
                                         of  principal due on or  before such
First Distribution Date:                 date (the "Initial Pool Balance"):
October 16, 2000                         $889,796,853


Master Servicer:                         Trustee and REMIC Administrator:
ORIX Real Estate Capital Markets, LLC    Wells Fargo Bank Minnesota, N.A.

Special Servicer:
Lennar Partners, Inc.                    Mortgage Loan Sellers:
                                         Bank of America, N.A.
Certificate No. V-                       HVB Realty Capital Inc.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BANC OF AMERICA COMMERCIAL MORTGAGE INC., BANK OF AMERICA, N.A., HVB REALTY CAPITAL INC., WELLS FARGO BANK MINNESOTA, N.A., ORIX REAL ESTATE CAPITAL MARKETS, LLC, LENNAR PARTNERS, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE CLASS OF CERTIFICATES TO WHICH THIS CERTIFICATE BELONGS IS SUBORDINATE TO ONE OR MORE OTHER CLASSES OF CERTIFICATES OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (II) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION SS. 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE PLACEMENT AGENT OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (I) OR (II) ABOVE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974. AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR, LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND DOES NOT ENTITLE THE HOLDER HEREOF TO ANY DISTRIBUTIONS OF PRINCIPAL. THE HOLDER HEREOF WILL BE ENTITLED TO DISTRIBUTIONS OF PREPAYMENT PREMIUMS RECEIVED ON THE MORTGAGE POOL AS PROVIDED IN THE AGREEMENT.

            This certifies that [_____] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the principal balance of this Certificate (its "Certificate Principal Balance") as of the Issue Date by the aggregate principal balance of all the Certificates of the same Class as this Certificate (their "Class Principal Balance") as of the Issue Date) in that certain beneficial ownership interest in the Trust Fund evidenced by all the Certificates of the same Class as this Certificate. The Trust Fund was created and the Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Banc of America Commercial Mortgage Inc., as Depositor, and the Mortgage Loan Sellers, Master Servicer, Special Servicer, Trustee and REMIC Administrator identified above. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed pursuant to the Agreement on the applicable Distribution Date in respect of the Class of Certificates to which this Certificate belongs. All distributions made under the Agreement in respect of this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the Record Date for such distribution (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions as well), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the above, the final distribution in respect of this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar appointed as provided in the Agreement or such other location as may be specified in such notice. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appeared in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

            The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

            The Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            Prior to due presentment of this Certificate for registration of transfer, the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar and any agents of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or by any Majority Certificateholder of the Controlling Class (other than the Depositor or the Mortgage Loan Sellers) at a price determined as provided in the Agreement of all Mortgage Loans and any REO Properties remaining in the Trust Fund. The Agreement permits, but does not require, any such Majority Certificateholder or the Master Servicer to purchase from the Trust Fund all Mortgage Loans and any REO Properties remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the Initial Pool Balance specified on the face hereof.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof, and the modification of the rights and obligations of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator thereunder and the rights of the Certificateholders thereunder, at any time by the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee and the REMIC Administrator with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain circumstances, including any amendment necessary to maintain the status of REMIC I or REMIC II as a REMIC, without the consent of the Holders of any of the Certificates.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

            This Certificate shall be construed in accordance with the internal laws of the State of New York that are applicable to agreements negotiated, made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Trustee


                                   By:_______________________________________
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class V Certificates referred to in the within-mentioned Agreement.

Dated:

                                   Wells Fargo Bank Minnesota, N.A.,
                                   as Certificate Registrar


                                   By:_______________________________________
                                             Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(please print or typewrite name and address including postal zip code of assignee) the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to the above named assignee on the Certificate Register of the Trust Fund.

            I (we) further direct the issuance of a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and delivery of such Commercial Mortgage Pass-Through Certificate to the following address: _____________________________________________________
_____________________________________________________________________________.

Dated:


                                   -----------------------------------------
                                   Signature by or on behalf of Assignor


                                   -----------------------------------------
                                   Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _________________________________ for the account of _________________________________________________.

            Distributions made by check (such check to be made payable to ____________________________________) and all applicable statements and notices should be mailed to _______________________________________________.

            This information is provided by ___________________________________, the assignee named above, or _________________________________________, as its agent.

                                    EXHIBIT B

                   FORM OF INVESTMENT REPRESENTATION LETTER


Wells Fargo Bank Minnesota, N.A.,
Wells Fargo Center
Sixth & Marquette
Minneapolis, MN 55745
Attn: Corporate Trust Services (CMBS) - Banc of America Commercial Mortgage
      Inc. 2000-2-MAC # N9303-121


Banc of America Commercial Mortgage Inc.
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina  28255


            Re: Transfer of Banc of America Commercial Mortgage Inc., Commercial
                Mortgage Pass-Through Certificates, Series 2000-2
                ----------------------------------------------------------------

Ladies and Gentlemen:

            This letter is delivered pursuant to Section 5.02 of the Amended and Restated Pooling and Servicing Agreement dated as of October 1, 2000 (the "Amended and Restated Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, N.A. and HVB Realty Capital Inc., as Mortgage Loan Sellers, ORIX Real Estate Capital Markets, LLC, as Master Servicer, Lennar Partners, Inc., as Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee on behalf of the holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-2 (the "Certificates"), in connection with the transfer by _______________________ (the "Seller") to the undersigned (the "Purchaser") of $__________ aggregate Certificate Balance of Class ___ Certificates (the "Certificate"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Amended and Restated Pooling and Servicing Agreement.

            In connection with such transfer, the Purchaser hereby represents and warrants to you and the addressees hereof as follows:

            1. Check one of the following:*

            [_] The Purchaser is an institutional "accredited investor" (an entity meeting the requirements of Rule 501(a)(1), (2), (3) or
                  (7) of Regulation D under the Securities Act of 1933, as

----------

* Purchaser must include one of the following two certifications.

                  amended (the "1933 Act")) and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Certificates, and the Purchaser and any accounts for which it is acting are each able to bear the economic risk of the Purchaser's or such account's investment. The Purchaser is acquiring the Certificates purchased by it for its own account or for one or more accounts (each of which is an "institutional accredited investor") as to each of which the Purchaser exercises sole investment discretion. The Purchaser hereby undertakes to reimburse the Trust Fund for any costs incurred by it in connection with this transfer.

            [_] The Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "1933 Act") The Purchaser is aware that the transfer is being made in reliance on Rule 144A, and the Purchaser has had the opportunity to obtain the information required to be provided pursuant to paragraph (d)(4)(i) of Rule 144A.

            2. The Purchaser's intention is to acquire the Certificate (a) for investment for the Purchaser's own account or (b) for resale to (i) "qualified institutional buyers" in transactions under Rule 144A, and not in any event with the view to, or for resale in connection with, any distribution thereof or (ii) to institutional "accredited investors" meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the 1933 Act, pursuant to any other exemption from the registration requirements of the 1933 Act, subject in the case of this clause (ii) to (w) the receipt by the Certificate Registrar of a letter substantially in the form hereof, (x) the receipt by the Certificate Registrar of an opinion of counsel acceptable to the Certificate Registrar that such reoffer, resale, pledge or transfer is in compliance with the 1933 Act, (y) the receipt by the Certificate Registrar of such other evidence acceptable to the Certificate Registrar that such reoffer, resale, pledge or transfer is in compliance with the 1933 Act and other applicable laws and (z) a written undertaking to reimburse the Trust for any costs incurred by it in connection with the proposed transfer. The Purchaser understands that the Certificate (and any subsequent Certificate) has not been registered under the 1933 Act, by reason of a specified exemption from the registration provisions of the 1933 Act which depends upon, among other things, the bona fide nature of the Purchaser's investment intent (or intent to resell to only certain investors in certain exempted transactions) as expressed herein.


            3. The Purchaser has reviewed the Private Placement Memorandum relating to the Certificates (the "Private Placement Memorandum") and the agreements and other materials referred to therein and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by the Private Placement Memorandum.

            4. The Purchaser acknowledges that the Certificate (and any Certificate issued on transfer or exchange thereof) has not been registered or qualified under the 1933 Act or the securities laws of any State or any other jurisdiction, and that the Certificate cannot be resold unless it is registered or qualified thereunder or unless an exemption from such registration or qualification is available.

            5. The Purchaser hereby undertakes to be bound by the terms and conditions of the Amended and Restated Pooling and Servicing Agreement in its capacity as an owner of a Certificate or Certificates, as the case may be (each, a "Certificateholder"), in all respects as if it were a signatory thereto. This undertaking is made for the benefit of the Trust, the Certificate Registrar and all Certificateholders present and future.

            6. The Purchaser will not sell or otherwise transfer any portion of the Certificate or Certificates, except in compliance with Section 5.02 of the Amended and Restated Pooling and Servicing Agreement.

            7. Check one of the following:*

            [_] The Purchaser is a U.S. Person (as defined below) and it has attached hereto an Internal Revenue Service ("IRS") Form W-9 (or successor form).

----------

* Each Purchaser must include one of the two alternative certifications.

            [_] The Purchaser is not a U.S. Person and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Trustee (or its agent) with respect to distributions to be made on the Certificate. The Purchaser has attached hereto either (i) a duly executed IRS Form W-8 (or successor form), which identifies such Purchaser as the beneficial owner of the Certificate and states that such Purchaser is not a U.S. Person or (ii) two duly executed copies of IRS Form 4224 (or successor form), which identify such Purchaser as the beneficial owner of the Certificate and state that interest and original issue discount on the Certificate and Permitted Investments is, or is expected to be, effectively connected with a U.S. trade or business. The Purchaser agrees to provide to the Certificate Registrar updated IRS Forms W-8 or IRS Forms 4224, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Registrar.

For this purpose, "U.S. Person" means a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership (except to the extent provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any of its political subdivisions, an estate the income of which is subject to U.S. federal income taxation regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which were eligible to elect to be treated as U.S. persons).

            8. Please make all payments due on the Certificates:**

            [_]   (a)   by wire transfer to the following account at a bank or
                        entity in New York, New York, having appropriate facilities therefor:

                        Bank:       ____________________________________
                        ABA#:       ____________________________________
                        Account #:  ____________________________________
                        Attention:  ____________________________________

            [_]   (b)   by mailing a check or draft to the following address:

                        ________________________________________________
                        ________________________________________________
                        ________________________________________________


                                       Very truly yours,



                                       --------------------------------------
                                                [The Purchaser]


                                       By:   _________________________________
                                             Name:
                                             Title:
Dated:

----------

** Only to be filled out by Purchasers of Definitive Certificates. Please select
(a) or (b). For holders of Definitive Certificates, wire transfers are only available if such holder's Definitive Certificates have an aggregate Certificate Balance or Notional Amount, as applicable, of at least U.S. $5,000,000.

                                   EXHIBIT C-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                        PURSUANT TO SECTION 5.02(D)(I)(B)



STATE OF                )
                        )  participation.:
COUNTY OF               )


            [NAME OF OFFICER], being first duly sworn, deposes and says that:

            1. He/She is the [Title of Officer] of [Name of Prospective Transferee] (the prospective transferee (the "Transferee") of a Banc of America Commercial Mortgage Inc. Class, R-[I] [II] Commercial Mortgage Pass-Through Certificate, Series 2000-2, evidencing a ____% Percentage Interest in the Class to which it belongs (the "Residual Certificate")), a ________________________ duly organized and validly existing under the laws of [the State of ____] [the United States], on behalf of which he/she makes this affidavit. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Amended and Restated Pooling and Servicing Agreement pursuant to which the Residual Certificate was issued (the "Amended and Restated Pooling and Servicing Agreement").

            2. The Transferee (i) is [and, as of [date of transfer], will be] a "Permitted Transferee" and will endeavor to remain a "Permitted Transferee" for so long as it holds the Residual Certificate, and (ii) is acquiring the Residual Certificate for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a "non-United States person". (For this purpose:
(i) a "disqualified organization" means the United States or a possession thereof, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality, all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax (unless such organization is subject to the tax on unrelated business taxable income); and (ii) a "non-United States person" is any person other than a "United States person". A "United States person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.)

            3. The Transferee is aware (i) of the tax that would be imposed on transfers of the Residual Certificate to "disqualified organizations" under the Internal Revenue Code of 1986, as amended; (ii) that such tax would be imposed on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a "disqualified organization", on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a "disqualified organization" and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Certificate may be a "non-economic residual interest" within the meaning of Treasury Regulation ss.1.860E-1(c) and that the transferor of a "non-economic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

            4. The Transferee is aware of the tax imposed on a "pass-through entity" holding the Residual Certificate if at any time during the taxable year of the pass-through entity a "disqualified organization" is the record holder of an interest in such entity. (For this purpose, a "pass- through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

            5. The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Certificate by the Transferee unless the Transferee's transferee, or such transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false.

            6. The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificate will only be owned, directly or indirectly, by a Permitted Transferee.

            7. The Transferee's taxpayer identification number is
______________.

            8. The Transferee has reviewed the provisions of Section 5.02(d) of the Amended and Restated Pooling and Servicing Agreement, a description of which provisions is set forth in the Residual Certificate (in particular, clause (ii) of Section 5.02(d) which authorizes the Trustee to deliver payments on the Residual Certificate to a person other than the Transferee, in the event that the Transferee holds such Residual Certificate in violation of Section 5.02(d)), and the Transferee expressly agrees to be bound by and to comply with such provisions.

            9. No purpose of the Transferee relating to its purchase or any sale of the Residual Certificate is or will be to impede the assessment or collection of any tax.

            10. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificate.

            11. The Transferee will, in connection with any transfer that it makes of the Residual Certificate, deliver to the Certificate Registrar a representation letter substantially in the form of Exhibit C-2 to the Amended and Restated Pooling and Servicing Agreement in which it will represent and warrant, among other things, that it is not transferring the Residual Certificate to impede the assessment or collection of any tax and that it has at the time of such transfer conducted a reasonable investigation of the financial condition of the proposed transferee as contemplated by Treasury Regulations
Section 1.860E-1(c)(4)(i) and has satisfied the requirements of such provision.

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ___ day of __________, 200_.

                                          [NAME OF TRANSFEREE]


                                          By:
                                             -----------------------------------
                                             [Name of Officer]
                                             [Title of Officer]

[Corporate Seal]


ATTEST:


------------------------------
[Assistant] Secretary

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Transferee, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Transferee

            Subscribed and sworn before me this ___ day of ______________, 200_.



                                          --------------------------------------
                                          NOTARY PUBLIC



COUNTY OF ____________
STATE OF _____________
My Commission expires the _________
day of _____________, 19__.

                                   EXHIBIT C-2

                         FORM OF TRANSFEROR CERTIFICATE
                        PURSUANT TO SECTION 5.02(D)(I)(D)



                                                __________________, 20___



Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth & Marquette
Minneapolis, MN 55745
Attn: Corporate Trust Services (CMBS) - Banc of America Commercial Mortgage
      Inc. 2000-2-MAC # N9303-121

            Re: Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-2, Class R-[I] [II], evidencing a __% percentage interest in the Class to which it belongs
                  -------------------------------------------------------------

Dear Sirs:

            This letter is delivered to you in connection with the transfer by _____________ (the "Transferor") to ____________________ (the "Transferee") of
the captioned Class R-[I] [II] Certificate (the "Residual Certificate"), pursuant to Section 5.02 of the Amended and Restated Pooling and Servicing Agreement (the "Amended and Restated Pooling and Servicing Agreement"), dated as of October 1, 2000, among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, N.A. and HVB Realty Capital Inc., as Mortgage Loan Sellers, ORIX Real Estate Capital Markets, LLC, as Master Servicer, Lennar Partners, Inc., as Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee and REMIC Administrator. All terms used herein and not otherwise defined shall have the respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement. The Transferor hereby represents and warrants to you, as Certificate Registrar, that:

            1. No purpose of the Transferor relating to the transfer of the Residual Certificate by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

            2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Amended and Restated Pooling and Servicing Agreement as Exhibit C-1. The Transferor does not know or believe that any representation contained therein is false.

            3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Certificate may not be respected for United States federal income tax purposes (and the Transferor may continue to be liable for United States federal income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                          Very truly yours,


                                          --------------------------------------
                                          (Transferor)


                                          By:___________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                    EXHIBIT D

                               REQUEST FOR RELEASE



                                                ____________________, 20___



Wells Fargo Bank Minnesota, N.A.
1015 10th Ave. S.E.
Minneapolis, MN 55414
Attn: Corporate Trust Services (CMBS) -Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2000-2

            In connection with the administration of the Mortgage Files held by or on behalf of you as Trustee under that certain Amended and Restated Pooling and Servicing Agreement dated as of October 1, 2000 (the "Amended and Restated Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, N.A. and HVB Realty Capital Inc., as Mortgage Loan Sellers, ORIX Real Estate Capital Markets, LLC, as Master Servicer, Lennar Partners, Inc., as Special Servicer, and you, as Trustee and REMIC Administrator, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

            Property Name:______________________________________________

            Address:____________________________________________________

            Prospectus No.:_____________________________________________

If only particular documents in the Mortgage File are requested, please specify which: ________________________________________________________________________

Reason for requesting file (or portion thereof):

      ______ 1. Mortgage Loan paid in full. The undersigned hereby certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Certificate Account pursuant to the Amended and Restated Pooling and Servicing Agreement, have been or will be so credited.

      ______            2.    The Mortgage Loan is being foreclosed.

      ______            3.    Other.  (Describe)

            The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Amended and Restated Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently, or unless the Mortgage Loan is being foreclosed, in which case the Mortgage File (or such portion thereof) will be returned when no longer required by us for such purpose.

            Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amended and Restated Pooling and Servicing Agreement.

                              ORIX REAL ESTATE CAPITAL MARKETS, LLC.


                              By:_____________________________________________
                                 Name:________________________________________
                                 Title:_______________________________________

                                                              EXHIBIT E

                                                      FORM OF REO STATUS REPORT

------------------------------------------------------------------------------------------------------------------------------------
Operating Information Reflected As NOI______ or NCF________
------------------------------------------------------------------------------------------------------------------------------------
P4           P7            P13        P9     P10     P16     L8     P21         L37           L39           L38
                                                     OR
                                                     P17
------------------------------------------------------------------------------------------------------------------------------------
                                                                    (a)         (b)           (c)           (d)           (e)=
                                                                                                                            a+b+c+d
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 OTHER
              SHORT NAME                             SQ FT   PAID   ALLOCATED    TOTAL P&I      EXPENSE     TOTAL T & I
                (WHEN      PROPERTY                   OR     THRU     LOAN       ADVANCES       ADVANCE       ADVANCE      TOTAL
PROPERTY ID  APPROPRIATE)   TYPE      CITY   STATE   UNITS   DATE    AMOUNT     OUTSTANDING   OUTSTANDING   OUTSTANDING   EXPOSURE
------------------------------------------------------------------------------------------------------------------------------------


















------------------------------------------------------------------------------------------------------------------------------------
REO's data reflected at the property level for relationships with more than one (1) property should use the Allocated Loan Amount, and prorate all advances and expenses or other loan level data as appropriate.

(1) Use the following codes: App. - Appraisal, BPO - Brokers Opinion, Int - Internal Value
-----------------------------------------------------------------------------------------------------------------------------------

                                                              EXHIBIT E

                                                      FORM OF REO STATUS REPORT
                                                            (continued)

------------------------------------------------------------------------------------------------------------------------------------
Operating Information Reflected As NOI______ or NCF________
------------------------------------------------------------------------------------------------------------------------------------
P4            L25       L11        P53 OR    P58 OR      P24                        P25                      L35         L77
                                    P74      P72/P79
                                             OR P83
------------------------------------------------------------------------------------------------------------------------------------
                                             (f)                                    (g)         (h)=
                                                                                                (.90*g)-e
------------------------------------------------------------------------------------------------------------------------------------
                                                                      APPRAISAL
                                                                        BPO OR      APPRAISAL                  TOTAL
              CURRENT                LTM                               INTERNAL      BPO OR     LOSS USING   APPRAISAL
              MONTHLY   MATURITY   NOI/NCF   LTM DSCR    VALUATION   VALUE SOURCE   INTERNAL    90% APPR.    REDUCTION   TRANSFER
PROPERTY ID     P&I       DATE      DATE     (NOI/NCF)     DATE           (1)         VALUE     OR BPO (F)   REALIZED      DATE
------------------------------------------------------------------------------------------------------------------------------------


















------------------------------------------------------------------------------------------------------------------------------------
REO's data reflected at the property level for relationships with more than one (1) property should use the Allocated Loan Amount, and prorate all advances and expenses or other loan level data as appropriate.

(1) Use the following codes: App. - Appraisal, BPO - Brokers Opinion, Int - Internal Value
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT E

                            FORM OF REO STATUS REPORT
                                   (continued)


--------------------------------------------------------------------------------
Operating Information Reflected As NOI______ or NCF________
--------------------------------------------------------------------------------
P4            P28          P26


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  REO       DATE ASSET
              ACQUISITION   EXPECTED TO
PROPERTY ID      DATE       BE RESOLVED   COMMENTS
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
REO's data reflected at the property level for relationships with more than one
(1) property should use the Allocated Loan Amount, and prorate all advances and expenses or other loan level data as appropriate.

(1) Use the following codes: App. - Appraisal, BPO - Brokers Opinion, Int -
    Internal Value
--------------------------------------------------------------------------------

                                                          REO STATUS REPORT

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           OTHER
                                                  SQ FT   PAID    ENDING      TOTAL P&I       TOTAL       ADVANCES
PROSPECTUS   PROPERTY   PROPERTY                   OR     THRU   SCHEDULED   ADVANCES TO   EXPENSES TO   (TAXES &       TOTAL
    ID         NAME       TYPE     CITY   STATE   UNITS   DATE    BALANCE       DATE          DATE       INSURANCE)   EXPOSURE
------------------------------------------------------------------------------------------------------------------------------------


                                REO STATUS REPORT
                                  (continued)

--------------------------------------------------------------------------------

                                      LTM                 CAP RATE   VALUATION/
PROSPECTUS     CURRENT     MATURITY   NOI    LTM   LTM    ASSIGNED   APPRAISAL
    ID       MONTHLY P&I     DATE     DATE   NOI   DSCR     ***      DATE
--------------------------------------------------------------------------------


                                                          REO STATUS REPORT

------------------------------------------------------------------------------------------------------------------------------------
                                                                          LOSS                     TOTAL      SPECIAL
                                            VALUE      APPRAISAL/BPO    USING 92%                APPRAISAL   SERVICING
PROSPECTUS   PROPERTY   PROPERTY          USING NOI          OR         APPRAISAL   ESTIMATED    REDUCTION   TRANSFER
    ID         NAME       TYPE     CITY   & CAP RATE   INTERNAL VALUE    OR BPO     RECOVERY %   REALIZED      DATE
------------------------------------------------------------------------------------------------------------------------------------


                                REO STATUS REPORT
                                   (continued)

--------------------------------------------------------------------------------

                REO          PENDING
PROSPECTUS   ACQUISITION   RESOLUTION
    ID         DATE           DATE      COMMENTS
--------------------------------------------------------------------------------


                                    EXHIBIT F

                       FORM OF ERISA REPRESENTATION LETTER


Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth & Marquette
Minneapolis, MN 55479
Attn: Corporate Trust Services (CMBS) - Banc of America Commercial Mortgage
      Inc. 2000-2-MAC # N9303-121



Banc of America Commercial Mortgage Inc.
100 North Tryon Street
Charlotte, North Carolina  28255
Attention:

            Re: Transfer of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-2
                  ------------------------------------------------------------

Ladies and Gentlemen:

            The undersigned (the "Purchaser") proposes to purchase $____________ initial Certificate Balance of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-2, Class __ (the "Certificate") issued pursuant to that Amended and Restated Pooling and Servicing Agreement, dated as of October 1, 2000 (the "Amended and Restated Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc., as depositor (the "Depositor"), Bank of America, N.A. and HVB Realty Capital Inc., as Mortgage Loan Sellers, ORIX Real Estate Capital Markets, LLC, as master servicer (the "Master Servicer"), Lennar Partners, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Amended and Restated Pooling and Servicing Agreement.

            In connection with such transfer, the undersigned hereby represents and warrants to you as follows:

            1. The Purchaser is not (a) an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan (as defined in Section 3(32) of ERISA) subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (each a "Plan") or (b) a person acting on behalf of or using the assets of any such Plan (including an entity whose underlying assets include Plan assets by reason of investment in the entity by any such Plan and the application of Department of Labor Regulation ss. 2510.3-101), other than an insurance company using the assets of its general account under circumstances whereby the purchase and holding of Offered Private Certificates by such insurance company would be exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60.

            2. The Purchaser understands that if the Purchaser is a Person referred to in 1(a) or (b) above, such Purchaser is required to provide to the Certificate Registrar an opinion of counsel in form and substance satisfactory to the Certificate Registrar and the Depositor to the effect that the acquisition and holding of such Certificate by such purchaser or transferee will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA, the prohibited transaction provisions of the Code or the provisions of any Similar Law (without regard to the identity or nature of the other Holders of Certificates of any Class), will not constitute or result in a "prohibited transaction" within the meaning of ERISA, Section 4975 of the Code or any Similar Law, and will not subject the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, the Placement Agents or the Depositor to any obligation or liability (including obligations or liabilities under ERISA, Section 4975 of the Code or any such Similar Law) in addition to those set forth in the Amended and Restated Pooling and Servicing Agreement, which Opinion of Counsel shall not be at the expense of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Underwriter, the Placement Agent, the Certificate Registrar or the Trust Fund.

            IN WITNESS WHEREOF, the Purchaser hereby executes this ERISA Representation Letter on the ___th day of _____, ____.

                                       Very truly yours,



                                       ---------------------------------------
                                                [The Purchaser]


                                       By:   _________________________________
                                             Name:
                                             Title:

                                    EXHIBIT G

                   FORM OF INTERIM CUSTODIAL CERTIFICATION


[Date]

Banc of America Commercial Mortgage Inc.,
  as Depositor
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28255
Attention:  David A. Gertner


Bank of America, N.A.,
  as Mortgage Loan Seller
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28255
Attention:  David A. Gertner


HVB Realty Capital Inc.,
  as Mortgage Loan Seller
150 East 42nd Street
New York, New York 10017-4679
Attention:  Daniel P. Kenny and Pamela L. Gheysen


ORIX Real Estate Capital Markets, LLC,
210 W. 10th Street
Kansas City, MO 64108

            Re: Amended and Restated Pooling and Servicing Agreement dated as of October 1, 2000 (the "Agreement") among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, N.A. and HVB Realty Capital Inc., as Mortgage Loan Sellers, ORIX Real Estate Capital Markets, LLC, as Master Servicer, Lennar Partners, Inc., as Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee and REMIC Administrator for the Certificateholders of Commercial Mortgage Pass Through Certificates, Series 2000-2

Ladies and Gentlemen:

            Pursuant to Section 2.02 of the above referenced Agreement, the Trustee hereby certifies as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full), and except as specifically identified in the exception report annexed hereto, (i) all documents specified in clauses (i) through (iii), (ix) and, if the Mortgage Loan Schedule specifies that the related Mortgagor has a leasehold interest in the related Mortgaged Property, (xiii) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, or the Mortgage Loan Sellers have otherwise satisfied the delivery requirements in respect of such documents in accordance with Section 2.01(c), (ii) all documents received by it or any Custodian in respect of such Mortgage Loan have been reviewed by it or by a Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan, and (iii) based on such examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (iv) and (vi)(B) of the definition of "Mortgage Loan Schedule" is correct and the Mortgage Rate set forth in clause
(iii)(a) of the definition of "Mortgage Loan Schedule" matches the Mortgage Rate in effect on the date of origination or of the most recent written amendment to such Mortgage Rate which is contained in the Mortgage File.

            Neither the Trustee or Custodian is under any duty or (i) to determine whether any of the documents specified in clauses (iv) through (viii),
(x) through (xii) and (xiv) through (xx) of the definition of "Mortgage File" exist or are required to be delivered by the Mortgage Loan Sellers in respect of any Mortgage Loan or (ii) to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are genuine, enforceable, in recordable form or appropriate for the represented purpose, or that they are other than what they purport to be on their face.

            Any terms used herein and not defined shall have the respective meaning assigned to them in the related Agreement.

                                    Respectfully,



                                    [Name]
                                    [Title]

cc:   Robert W. Long, Esq., Assistant General Counsel,
      Bank of America Corporation

                                    EXHIBIT H

                      FORM OF FINAL CUSTODIAL CERTIFICATION


[Date]

Banc of America Commercial Mortgage Inc.,
  as Depositor
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28255
Attention:  David A. Gertner


Bank of America, N.A.,
  as Mortgage Loan Sellers
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28255
Attention:  David A. Gertner


HVB Realty Capital Inc.,
  as Mortgage Loan Seller
150 East 42nd Street
New York, New York 10017-4679
Attention:  Daniel P. Kenny and Pamela L. Gheysen


ORIX Real Estate Capital Markets, LLC,
  as Master Servicer
210 W. 10th Street
Kansas City, MO 64108

            Re: Amended and Restated Pooling and Servicing Agreement dated as of October 1, 2000 (the "Agreement") among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, N.A. and HVB Realty Capital Inc., as Mortgage Loan Sellers, ORIX Real Estate Capital Markets, LLC, as Master Servicer, Lennar Partners, Inc., as Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee and REMIC Administrator for the Certificateholders of Commercial Mortgage Pass Through Certificates, Series 2000-2

Ladies and Gentlemen:

            Pursuant to Section 2.02 of the above referenced Agreement, the Trustee hereby certifies as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full), and except as specifically identified in the exception report annexed hereto, (i) all documents specified in clauses (i), (ii), (ix) and, if the Mortgage Loan Schedule specifies that the related Mortgagor has a leasehold interest in the related Mortgaged Property,
(xiii) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, or the Mortgage Loan Sellers have otherwise satisfied the delivery requirements in respect of such documents in accordance with Section 2.01(c), (ii) it or a Custodian on its behalf has received either the original or copy of each of the assignments specified in clauses (iii) and (v) of the definition of "Mortgage File" that were delivered by the Mortgage Loan Sellers with evidence of recording thereon, (iii) all documents received by it or any Custodian in respect of such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan, and (iv) based on the examinations referred to in Section 2.02 (b) and Section 2.02(c) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (iv) and (vi)(B) of the definition of "Mortgage Loan Schedule" is correct, and the Mortgage Rate set forth in clause
(iii)(a) of the definition of "Mortgage Loan Schedule" matches the Mortgage Rate in effect on the date of origination or of the most recent written amendment to such Mortgage Rate which is contained in the Mortgage File.

            Neither the Trustee or Custodian is under any duty or (i) to determine whether any of the documents specified in clauses (iv) through (viii),
(x) through (xii) and (xiv) through (xx) of the definition of "Mortgage File" exist or are required to be delivered by the Mortgage Loan Sellers in respect of any Mortgage Loan or (ii) to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are genuine, enforceable, in recordable form or appropriate for the represented purpose, or that they are other than what they purport to be on their face.

            Any terms used herein and not defined shall have the respective meaning assigned to them in the related Agreement.

                                    Respectfully,



                                    [Name]
                                    [Title]

cc:   Robert W. Long, Esq., Assistant General Counsel,
      Bank of America Corporation

                                                              EXHIBIT I

                                           COMMERCIAL OPERATING STATEMENT ANALYSIS REPORT
                                                (inclds. Retail/Office/Whs/Mixed use)
                                                           as of MM/DD/YY

====================================================================================================================================
PROPERTY OVERVIEW

  PROSPECTUS ID

  Current Scheduled Loan Balance                                         Current Allocated Loan Amount %
    /Paid to Date
  Property Name
  Property Type
  Property Address, City, State
  Net Rentable SF/Units/Pads, Beds                            Use second box to specify sq ft., units...
  Year Built/Year Renovated
  Cap Ex Reserve (annually)/per                               specify annual/per unit...
    Unit. etc. (1)
  Year of Operations                UNDERWRITING   MM/DD/YY   MM/DD/YY   MM/DD/YY   MM/DD/YY
  Occupancy Rate (physical)
  Occupancy Date
  Average Rental Rate

                                    (1) Total $ amount of Capital Reserves required annually by loan documents.
====================================================================================================================================

INCOME:
                                    ------------------------------------------------------------------------------------------------
  Number of Mos. Covered                                                                           (prcdng     (prcdng
                                                                                                    yr to       yr to
                                                                                                     base     2nd prcdng
                                    ------------------------------------------------------------------------------------------------
                                                      3RD         2ND      PRECEDING   TTM/YTD       YYYY-       YYYY-
  Period Ended                      UNDERWRITING   PRECEDING   PRECEDING      YR.        (2)          U/W        YYYY
                                    ------------------------------------------------------------------------------------------------
  Statement Classification (yr)     BASE LINE                             (fm NOI Adj  AS OF  / /  VARIANCE   VARIANCE
                                                                             Sheet)
  Gross Potential Rent (3)
    Less: Vacancy/collection loss
          OR
  Base Rent (3)
  Laundry/Vending Income
  Parking Income
  Other Income

*EFFECTIVE GROSS INCOME
                                    ------------------------------------------------------------------------------------------------
                                    (2) Servicer will not be expected to "Normalize" these YTD/TTM numbers.

                                    (3) Use either Gross Potential (with Vacancy/Collection Loss) or Base Rents; use negative $ amt for Vacancy/Collection Loss
                                    ------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
  Real Estate Taxes
  Property Insurance
  Utilities
  Repairs and Maintenance
  Management Fees
  Payroll & Benefits
  Advertising & Marketing
  Professional Fees
  General and Administrative
  Other Expenses
  Ground Rent

*TOTAL OPERATING EXPENSES

 OPERATING EXPENSE RATIO

*NET OPERATING INCOME

  Capital Expenditures
  Extraordinary Capital Expenditures

TOTAL CAPITAL ITEMS

*NET CASH FLOW

  DEBT SERVICE (PER SERVICER)

*NET CASH FLOW AFTER DEBT SERVICE

*DSCR: (NOI/DEBT SERVICE)

*DSCR: (NCF/DEBT SERVICE)

  SOURCE OF FINANCIAL DATA:

                                    (i.e., operating statements, financial statements, tax return, other)

------------------------------------------------------------------------------------------------------------------------------------
NOTES AND ASSUMPTIONS: Years above will roll, always showing a 3yr sequential history. Comments from the most recent NOI Adjustment
Worksheet should be carried forward to Operating Statement Analysis Report. Year-over-year variances (either higher or lower) must be explained and noted for the following: 10% DSCR CHANGE, 15% EGI/TOTAL OPERATING EXPENSES OR TOTAL CAPITAL ITEMS.
------------------------------------------------------------------------------------------------------------------------------------
INCOME COMMENTS:




EXPENSE COMMENTS:




CAPITAL ITEMS COMMENTS:




------------------------------------------------------------------------------------------------------------------------------------
*  Used in the CMSA Comparative Financial Status Report/CMSA Property File/CMSA Loan Periodic Loan File. Note that information for multiple property loans must be consolidated (if available) for reporting to the CMSA Loan Periodic file.
------------------------------------------------------------------------------------------------------------------------------------

                                           MULTIFAMILY OPERATING STATEMENT ANALYSIS REPORT
                                                     (inclds. Mobile Home Parks)
                                                           as of MM/DD/YY

====================================================================================================================================
PROPERTY OVERVIEW

  PROSPECTUS ID

  Current Scheduled Loan Balance                                         Current Allocated Loan Amount %
  /Paid to Date
  Property Name
  Property Type
  Property Address, City, State
  Net Rentable SF/Units/Pads,Beds                             Use second box to specify sq ft.,units...
  Year Built/Year Renovated
  Cap Ex Reserve (annually)/per                               specify annual/per unit...
    Unit.etc. (1)
  Year of Operations                UNDERWRITING   MM/DD/YY   MM/DD/YY   MM/DD/YY   MM/DD/YY
  Occupancy Rate (physical)
  Occupancy Date
  Average Rental Rate

                                    (1) Total $ amount of Capital Reserves required annually by loan documents.
====================================================================================================================================

INCOME:
                                    ------------------------------------------------------------------------------------------------
  Number of Mos. Covered                                                                           (prcdng     (prcdng
                                                                                                    yr to       yr to
                                                                                                     base     2nd prcdng
                                    ------------------------------------------------------------------------------------------------
                                                      3RD         2ND      PRECEDING   TTM/YTD       YYYY-       YYYY-
  Period Ended                      UNDERWRITING   PRECEDING   PRECEDING      YR.        (2)          U/W        YYYY
                                    ------------------------------------------------------------------------------------------------
  Statement Classification (yr)     BASE LINE                             (fm NOI Adj  AS OF  / /  VARIANCE   VARIANCE
                                                                             Sheet)
  Gross Potential Rent (3)
    Less: Vacancy/collection loss
          OR
  Base Rent (3)
  Laundry/Vending Income
  Parking Income
  Other Income

*EFFECTIVE GROSS INCOME
                                    ------------------------------------------------------------------------------------------------
                                    (2) Servicer will not be expected to "Normalize" these YTD/TTM numbers.

                                    (3) Use either Gross Potential (with Vacancy/Collection Loss) or Base Rents; use negative $ amt for Vacancy/Collection Loss
                                    ------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
  Real Estate Taxes
  Property Insurance
  Utilities
  Repairs and Maintenance
  Management Fees
  Payroll & Benefits
  Advertising & Marketing
  Professional Fees
  General and Administrative
  Other Expenses
  Ground Rent

*TOTAL OPERATING EXPENSES

 OPERATING EXPENSE RATIO

*NET OPERATING INCOME

  Capital Expenditures
  Extraordinary Capital Expenditures

TOTAL CAPITAL ITEMS

*NET CASH FLOW

  DEBT SERVICE (PER SERVICER)

*NET CASH FLOW AFTER DEBT SERVICE

*DSCR: (NOI/DEBT SERVICE)

*DSCR: (NCF/DEBT SERVICE)

  SOURCE OF FINANCIAL DATA:

                                    (i.e., operating statements, financial statements, tax return, other)

------------------------------------------------------------------------------------------------------------------------------------
NOTES AND ASSUMPTIONS: Years above will roll, always showing a 3yr sequential history. Comments from the most recent NOI Adjustment
Worksheet should be carried forward to Operating Statement Analysis Report. Year-over-year variances (either higher or lower) must be explained and noted for the following: 10% DSCR CHANGE, 15% EGI/TOTAL OPERATING EXPENSES OR TOTAL CAPITAL ITEMS.
------------------------------------------------------------------------------------------------------------------------------------
INCOME COMMENTS:




EXPENSE COMMENTS:




CAPITAL ITEMS COMMENTS:




------------------------------------------------------------------------------------------------------------------------------------
*  Used in the CMSA Comparative Financial Status Report/CMSA Property File/CMSA Loan Periodic Loan File. Note that information for multiple property loans must be consolidated (if available) for reporting to the CMSA Loan Periodic file.
------------------------------------------------------------------------------------------------------------------------------------

                                                              EXHIBIT J

                                                  CMSA Standard Information Package
                                                         SERVICER WATCH LIST
                                                        as of ______________
                                                         (Loan Level Report)



------------------------------------------------------------------------------------------------------------------------------------
Operating Information Reflected As NOI______ or NCF________
------------------------------------------------------------------------------------------------------------------------------------
S4           S55            S61        S57    S58     L7          L8     L11        L56/L93     L70/L97
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    PRECEDING     MOST
              SHORT NAME                              SCHEDULED   PAID              FISCAL YR    RECENT
PROSPECTUS      (WHEN       PROPERTY                    LOAN      THRU   MATURITY     DSCR        DSCR
 LOAN ID     APPROPRIATE)     TYPE     CITY   STATE    BALANCE    DATE     DATE      NOI/NCF    NOI/NCF   COMMENT/ACTION TO BE TAKEN
------------------------------------------------------------------------------------------------------------------------------------

List all loans on watch list in descending balance order.

Comment section should include reason and other pertinent information.

Should not include loans that are specially serviced.










Total:                                                $


                                    EXHIBIT K

                     COMMERCIAL NOI ADJUSTMENT WORKSHEET
            (inclds. Retail/Office/Ind/Whs/Mixed use/Self Storage)
                                 as of MM/DD/YY

====================================================================================================================================
PROPERTY OVERVIEW

  PROSPECTUS ID

  Current Scheduled Loan Balance                                         Current Allocated Loan Amount %
    /Paid to Date
  Property Name
  Property Type
  Property Address, City, State
  Net Rentable SF/Units/Pads, Beds                            Use second box to specify sq ft., units...
  Year Built/Year Renovated
  Cap Ex Reserve (annually)/per                               specify annual/per unit...
    Unit. etc. (1)
  Year of Operations                UNDERWRITING   MM/DD/YY   MM/DD/YY   MM/DD/YY   MM/DD/YY
  Occupancy Rate (physical)
  Occupancy Date
  Average Rental Rate

                                    (1) Total $ amount of Capital Reserves required annually by loan documents.
====================================================================================================================================
INCOME:                                 YYYY                                             NOTES
                                      BORROWER           ADJUSTMENT        NORMALIZED
  Statement Classification            ACTUAL
  Gross Potential Rent (2)
    Less: Vacancy/collection loss
                OR
  Base Rent (2)
  Expense Reimbursement
  Percentage Rent
  Other Income/Parking Income

EFFECTIVE GROSS INCOME

                                      (2)Use either gross potential (with Vacancy/Collection Loss) or Base Rents; use negative $amt for Vacancy/Collection Loss

OPERATING EXPENSES:
  Real Estate Taxes
  Property Insurance Utilities
  Repairs and Maintenance
  Janitorial
  Management Fees
  Payroll & Benefits Expense
  Advertising & Marketing
  Professional Fees
  General and Administrative
  Other Expenses                                                                         For self-storage include franchise fees
  Ground Rent
TOTAL OPERATING EXPENSES

OPERATING EXPENSE RATIO

NET OPERATING INCOME

  Leasing Commissions (3)
  Tenant Improvements (3)
  Capital Expenditures
  Extraordinary Capital Expenditures
TOTAL CAPITAL ITEMS

                                      (3) Actual current yr, but normalize for annual if possible via contractual, U/W or other data

NET CASH FLOW

DEBT SERVICE (PER SERVICER)

NET CASH FLOW AFTER DEBT SERVICE

DSCR: (NOI/DEBT SERVICE)

DSCR: (NCF/DEBT SERVICE)

SOURCE OF FINANCIAL DATA:

------------------------------------------------------------------------------------------------------------------------------------

NOTES AND ASSUMPTIONS: This report should be completed annually for "Normalization" of Borrower's numbers. Methodology used is per
MBA/CMSA Standard Methodology unless otherwise noted. The "Normalized" column and corresponding comments should roll through to the
Operating statement Analysis Report.

INCOME COMMENTS:

EXPENSE COMMENTS:

CAPITAL ITEMS COMMENTS:

------------------------------------------------------------------------------------------------------------------------------------

                                                MULTIFAMILY NOI ADJUSTMENT WORKSHEET
                                                     (inclds. Mobile Home Parks)
                                                           as of MM/DD/YY

====================================================================================================================================
PROPERTY OVERVIEW

  PROSPECTUS ID

  Current Scheduled Loan Balance                                         Current Allocated Loan Amount %
    /Paid to Date
  Property Name
  Property Type
  Property Address, City, State
  Net Rentable SF/Units/Pads, Beds                            Use second box to specify sq ft., units...
  Year Built/Year Renovated
  Cap Ex Reserve (annually)/per                               specify annual/per unit...
    Unit. etc. (1)
  Year of Operations                UNDERWRITING   MM/DD/YY   MM/DD/YY   MM/DD/YY   MM/DD/YY
  Occupancy Rate (physical)
  Occupancy Date
  Average Rental Rate

                                    (1) Total $ amount of Capital Reserves required annually by loan documents.
====================================================================================================================================
INCOME:                                 YYYY                                             NOTES
                                      BORROWER           ADJUSTMENT        NORMALIZED
  Statement Classification            ACTUAL
  Gross Potential Rent (2)                                                               Include Pad/RV rent
    Less: Vacancy/collection loss
                OR
  Base Rent (2)
  Expense Reimbursement
  Percentage Rent
  Other Income/Parking Income

EFFECTIVE GROSS INCOME

                                      (2) Use either gross potential (with Vacancy/Collection Loss) or Base Rents; use negative
                                          $amt for Vacancy/Collection Loss

OPERATING EXPENSES:
  Real Estate Taxes
  Property Insurance Utilities
  Repairs and Maintenance
  Janitorial
  Management Fees
  Payroll & Benefits Expense
  Advertising & Marketing
  Professional Fees
  General and Administrative
  Other Expenses                                                                         For self-storage include franchise fees
  Ground Rent
TOTAL OPERATING EXPENSES

OPERATING EXPENSE RATIO

NET OPERATING INCOME

  Leasing Commissions (3)
  Tenant Improvements (3)
  Capital Expenditures
  Extraordinary Capital Expenditures
TOTAL CAPITAL ITEMS

                                      (3) Actual current yr, but normalize for annual if possible via contractual, U/W or other data

NET CASH FLOW

DEBT SERVICE (PER SERVICER)

NET CASH FLOW AFTER DEBT SERVICE

DSCR: (NOI/DEBT SERVICE)

DSCR: (NCF/DEBT SERVICE)

SOURCE OF FINANCIAL DATA:

------------------------------------------------------------------------------------------------------------------------------------

NOTES AND ASSUMPTIONS: This report should be completed annually for "Normalization" of Borrower's numbers. Methodology used is per
MBA/CMSA Standard Methodology unless otherwise noted. The "Normalized" column and corresponding comments should roll through to the
Operating statement Analysis Report.

INCOME COMMENTS:

EXPENSE COMMENTS:

CAPITAL ITEMS COMMENTS:

------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT L

                              ENVIRONMENTAL POLICY


                             AMERICAN INTERNATIONAL
                        SPECIALTY LINES INSURANCE COMPANY
                        A Capital Stock Insurance Company
                         175 Water Street, Twelfth Floor
                            New York, New York 10038

[LOGO OMITTED]
   A Member
   Company
 of American
International
 Group, Inc




NAMED INSURED:    Wells Fargo Bank of Minnesota, N.A. as Trustee
                  for the registered holders of
                  Banc of America Commercial Mortgage Inc.,
                  Commercial Mortgage Pass-Through Certificates, Series 2000-2

POST OFFICE:      11000 Broken Land Parkway
                  Columbia, MD 21044-3562
                  Attn: Corporate Trust Services (CMBS), Banc of America
                  Commercial Mortgage Inc., Series 2000-2

NOTICE:           COVERAGE B PROVIDES CLAIMS-MADE-AND-REPORTED COVERAGE. PLEASE
                                 READ CAREFULLY.

                    SECURED CREDITOR IMPAIRED PROPERTY POLICY
                                   (PORTFOLIO)

                                  DECLARATIONS

POLICY NUMBER:          341 73 29

ITEM 1: NAMED INSURED:  Wells Fargo Bank of Minnesota, N.A. as Trustee
                        for the registered holders of
                        Banc of America Commercial Mortgage Inc.,
                        Commercial Mortgage Pass-Through Certificates, Series 2000-2

        ADDRESS         11000 Broken Land Parkway
                        Columbia, MD 21044-3562
                        Attn: Corporate Trust Services (CMBS), Banc of America Commercial Mortgage Inc., Series 2000-2

ITEM 2: POLICY PERIOD:  FROM 9/22/00 TO 9/22/17
                        12:01 A.M. Standard time at the address of the Named Insured shown above.

ITEM 3: LIMITS OF LIABILITY:    Each LOSS         $6,250,000

                                Total all LOSSes  $68,000,000

ITEM 4: DEDUCTIBLE:             Each LOSS         $0

ITEM 5: INSURED PROPERTY(IES):  SEE SCHEDULE OF INSURED PROPERTY ENDORSEMENTS

ITEM 6: POLICY PREMIUM:         $107,683

                                 FORMS SCHEDULE
                                 --------------

NAMED INSURED:    Wells Fargo Bank of Minnesota, N.A. as Trustee
                  for the registered holders of
                  Banc of America Commercial Mortgage Inc.,
                  Commercial Mortgage Pass-Through Certificates, Series 2000-2

POLICY NO:              341 73 29

EFFECTIVE 12:01 AM:     9/22/00



FORM NAME                                                            FORM NUMBER
--------------------------------------------------------------------------------
AISLIC Secured Creditor Impaired Property Policy                    75795 (2/00)
Declarations Page                                                   75794 (2/00)
Insured Property Endorsement
Amendatory Endorsement
Asbestos and Lead Based Paint Endorsement

                                ENDORSEMENT NO. 1

FORMS A PART OF POLICY NUMBER:  341 73 29

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                         SCHEDULE OF INSURED PROPERTIES
                         ------------------------------

In consideration of premium paid, it is hereby agreed that the following property is scheduled as an INSURED PROPERTY effective 12:01 a.m. 9/22/00 and expires 12:01 a.m. 9/22/17:

--------------------------------------------------------------------------------
ADDRESS                                         CITY                STATE ZIP
--------------------------------------------------------------------------------
1845 DINUBA BLVD.                               VISALIA             CA    93291
--------------------------------------------------------------------------------
520 E. TULARE AVE.                              VISALIA             CA    93292
--------------------------------------------------------------------------------
123 EAST ALMA AVE.                              SAN JOSE            CA    95112
--------------------------------------------------------------------------------
701-703  HOLLYCREST  DR, 702 CRESCENT DR &      CHAMPAIGN           IL    61821
  2003 W. JOHN ST.
--------------------------------------------------------------------------------
5301, 5309 AND 5317 EAST GLENN STREET           TUSCON              AZ    86712
--------------------------------------------------------------------------------
1045 RIVERSIDE AVENUE                           JACKSONVILLE        FL    32202
--------------------------------------------------------------------------------
2200 NORTH MAIN STREET                          PRINCETON           IL    61356
--------------------------------------------------------------------------------
8019 BELAIR ROAD                                BALTIMORE           MD    21236
--------------------------------------------------------------------------------
5060 RODEO DRIVE #5080                          LOS ANGELES         CA    90016
--------------------------------------------------------------------------------
9833 NEWELL-HICKORY GROVE ROAD                  CHARLOTTE           NC    28213
--------------------------------------------------------------------------------
1835 SAVOY DRIVE                                CHAMBLEE            GA    30341
--------------------------------------------------------------------------------
510 EAST ETNA ROAD                              OTTAWA              IL    61350
--------------------------------------------------------------------------------
2220 CHANTICLEER AVENUE                         SANTA CRUZ          CA    95062
--------------------------------------------------------------------------------
8021 CALMONT AVE                                FORT WORTH          TX    76116
--------------------------------------------------------------------------------
3710 HIGHWAY 17 BYPASS                          MURRELLS INLET      SC    29576
--------------------------------------------------------------------------------
3850 SOUTH CAPITOL STREET, SE                   WASHINGTON          DC    20032
--------------------------------------------------------------------------------
34190 CAMINO CAPISTRANO                         CAPISTRANO BEACH    CA    92624
--------------------------------------------------------------------------------
480 WEST SOUTHLAKE BOULEVARD                    SOUTHLAKE           TX    76092
--------------------------------------------------------------------------------
ROUTE 9 AND AMBROSE DRIVE                       RANSON              WV    25438
--------------------------------------------------------------------------------
1330 WEST 75TH STREET                           DOWNERS GROVE       IL    60516
--------------------------------------------------------------------------------
1710-1730 POPHAM AVENUE                         BRONX               NY    10453
--------------------------------------------------------------------------------
1895 CENTRAL AVENUE                             ALBANY              NY    12205
--------------------------------------------------------------------------------
1647 BENNING ROAD, NE                           WASHINGTON          DC    20002
--------------------------------------------------------------------------------
13180 MIDLOTHIAN TURNPIKE                       MIDLOTHIAN          VA    23113
--------------------------------------------------------------------------------
601-605 LABRADOR BLVD & 606 LONG BLVD           GARDEN CITY         KS    67846
--------------------------------------------------------------------------------
168 HICKORY HEIGHTS DRIVE                       HENDERSONVILLE      TN    37075
--------------------------------------------------------------------------------
2907 WATSON BLVD.                               WARNER ROBINS       GA    31093
--------------------------------------------------------------------------------
1301-A RIDGEVIEW DRIVE                          LEWISVILLE          TX    75507
--------------------------------------------------------------------------------
831 CEDAR AVENUE                                BENSALEM            PA    19020
--------------------------------------------------------------------------------
699 E STREET                                    CHULA VISTA         CA    91910
--------------------------------------------------------------------------------
9565 SOQUEL DRIVE                               APTOS               CA    95003
--------------------------------------------------------------------------------
11215 INDIANA AVENUE                            RIVERSIDE           CA    92503
--------------------------------------------------------------------------------
454 NORTH LINDSAY ROAD AND
  2644-2750 E. UNIVERSITY DRIVE                 MESA                AZ    85213
--------------------------------------------------------------------------------
7045 WOODLEY AVENUE                             VAN NUYS            CA    91406
--------------------------------------------------------------------------------
270 & 300-330 JOHN DOWNEY DRIVE                 NEW BRITAIN         CT    06051
--------------------------------------------------------------------------------
401 SOUTH GLENOAKS BLVD.                        BURBANK             CA    91502
--------------------------------------------------------------------------------
2402 SOUTHGATE DRIVE                            KINGSPORT           TN    37660
--------------------------------------------------------------------------------
2502 E. KANSAS AVE                              GARDEN CITY         KS    67846
--------------------------------------------------------------------------------
7600 SCHOMBURG ROAD                             COLUMBUS            GA    31909
--------------------------------------------------------------------------------
1011-1033 ST. PATRICKS DR                       PERRY               GA    31069
--------------------------------------------------------------------------------
2100 NE 62 ST                                   NORTH MIAMI BEACH   FL    33162
--------------------------------------------------------------------------------
908 SHERMAN STREET                              SAN DIEGO           CA    92110
--------------------------------------------------------------------------------
7885 FM 1960 WEST                               HOUSTON             TX    77070
--------------------------------------------------------------------------------
6630-A SOUTH MCCARRAN BLVD                      RENO                NV    89509
--------------------------------------------------------------------------------
30592 SANTA MARGARITA PARKWAY                   RANCHO SANTA        CA    92688
                                                MARGARITA
--------------------------------------------------------------------------------
5409 TEMPLE PALMS AVE                           TAMPA               FL    33617
--------------------------------------------------------------------------------
201 TECHNACENTER DRIVE                          MONTGOMERY          AL    36117
--------------------------------------------------------------------------------
3290 NORTH RANCHO DRIVE                         LAS VEGAS           NV    89130
--------------------------------------------------------------------------------
8800 GLACIER HIGHWAY                            JUNEAU              AK    99801
--------------------------------------------------------------------------------
41715 WINCHESTER RD.                            TEMECULA            CA    92520
--------------------------------------------------------------------------------
915 DOYLE ROAD                                  DELTONA             FL    32725
--------------------------------------------------------------------------------
1200 HILMAR CT.                                 MONTGOMERY          AL    36117
--------------------------------------------------------------------------------
250, 254, 270, 274 AND 280 COHASSET ROAD        CHICO               CA    95926
--------------------------------------------------------------------------------
3100 DOUGLAS BLVD.                              ROSEVILLE           CA    95661
--------------------------------------------------------------------------------
316, 318, 320 AND 321 WEST PIKE ST.             LAWRENCEVILLE       GA    30045
--------------------------------------------------------------------------------
10857 SHARONDALE ROAD                           CINCINNATI          OH    45241
--------------------------------------------------------------------------------
22, 24, 26 W. JAMESTOWN ST                      STOCKTON            CA    95207
--------------------------------------------------------------------------------
20126 STANTON AVENUE                            CASTRO VALLEY       CA    94546
--------------------------------------------------------------------------------
6710, 6720 AND 6740 HAYVENHURST AVE             VAN NUYS            CA    91406
--------------------------------------------------------------------------------
420 W. ARROW HIGHWAY                            COVINA              CA    91722
--------------------------------------------------------------------------------
146 & 146-A MANETTO HILL ROAD                   PLAINVIEW           NY    11803
--------------------------------------------------------------------------------
155 NW 10TH ST.                                 HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
1223 NE 1ST AVE                                 HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
929 NW 2ND ST.                                  HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
67 NE 9TH COURT                                 HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
930 NW 1ST AVE.                                 HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
938 NW 1ST AVE.                                 HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
55 NE 9TH COURT                                 HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
960 NE 1ST AVE.                                 HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
110 NE 10TH AVE.                                HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
186 NW 2ND ST.                                  HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
194 NW 2ND ST.                                  HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
460 NW 6TH ST.                                  HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
480 NW 6TH ST.                                  HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
521 NW 5TH ST.                                  HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
906 NW 1ST AVE.                                 HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
925 N. KROME AVE.                               HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
30100 OLD DIXIE HIGHWAY                         HOMESTEAD           FL    33030
--------------------------------------------------------------------------------
1706 ART MUSEUM DRIVE                           JACKSONVILLE        FL    32207
--------------------------------------------------------------------------------
22507 IVERSON DRIVE                             GREAT MILLS         MD    20634
--------------------------------------------------------------------------------
1020 EAST 45TH STREET                           AUSTIN              TX    78751
--------------------------------------------------------------------------------
2419 E. COMMERCIAL BLVD                         FORT LAUDERDALE     FL    33308
--------------------------------------------------------------------------------
3701-3753 NEW MACLAND ROAD                      POWDER SPRINTGS     GA    30127
--------------------------------------------------------------------------------
8910 CLEARY BLVD                                PLANTATION          FL    33324
--------------------------------------------------------------------------------
4241 CHESTER LANE                               BAKERSFIELD         CA    93309
--------------------------------------------------------------------------------
645 ALLIED WAY                                  EL SEGUNDO          CA    90245
--------------------------------------------------------------------------------
180 TOWNSEND STREET                             SAN FRANCISCO       CA    94107
--------------------------------------------------------------------------------
31271-31371 NIGUEL ROAD                         LAGUNA NIGUEL       CA    92677
--------------------------------------------------------------------------------
4401 ATLANTIC AVE.                              RALEIGH             NC    27604
--------------------------------------------------------------------------------
19250 W. LAKE HOUSTON PARKWAY                   HUMBLE (HOUSTON)    TX    77346
--------------------------------------------------------------------------------
3140 EAST PARIS AVENUE, SE                      KENTWOOD            MI    49512
--------------------------------------------------------------------------------
103000-1033 STONEYBRIDGE COURT                  FORTH WORTH         TX    76133
106000-10714 LONE PINE LANE
200-219 LONE PINE COURT
2712-2738 COUNTRYSIDE
3017-3219 GREENRIDGE
3305-3421 SOUTH MEADOW
3421A, 3423A, 3425A, 3427A MEADOWMOOR DR.
3423, 3425, 3427 SOUTH MEADOW
6600-6651 SOUTH CREEK NORTH
6700-6727 CRESTMONT COURT
6820-6858 SOUTH CREEK SOUTH
--------------------------------------------------------------------------------
1902 BRADY DR                                   DALTON              GA    30720
--------------------------------------------------------------------------------
10 JAY STREET                                   BROOKLYN            NY    11201
--------------------------------------------------------------------------------
SEC URBANDALE AVENUE/30TH STREET                DES MOINES          IA    50310
--------------------------------------------------------------------------------
1817 WEST CALL STREET                           TALLAHASSEE         FL    32304
--------------------------------------------------------------------------------
3401 INTERNATIONAL BOULEVARD                    HAPERVILLE          GA    30354
--------------------------------------------------------------------------------
390 BEE ST.                                     MERIDEN             CT    06450
--------------------------------------------------------------------------------

All other terms, conditions and exclusions remain the same.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 2

THIS ENDORSEMENT, EFFECTIVE 12:01 AM, 9/22/00

FORMS A PART OF POLICY NO.:   341 73 29

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                SECURED CREDITOR IMPAIRED PROPERTY ENDORSEMENT
                ----------------------------------------------

        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY

      It is hereby agreed that the Policy is amended as follows:

1. SECTION II. NOTICE REQUIREMENTS AND CLAIM PROVISIONS, paragraph A. is deleted in its entirety and replaced with the following:

            A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                     and

                  Division Attorney - Pollution Legal Liability
                  Commerce and Industry Insurance Company
                  175 Water Street
                  New York, New York 10038

      or other address(es) as substituted by the Company in writing.

2. SECTION III. DUTIES OF THE INSURED IN THE EVENT OF LOSS, paragraph A is deleted in its entirety and replaced with the following:

            A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C:

            1.    all correspondence between the INSURED and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the INSURED concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

3. Section IV. EXCLUSIONS, paragraph G is deleted in its entirety and replaced with the following:

            G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

4. Section VI. DEFINITIONS, paragraph D. CLEAN-UP COSTS, F. DEFAULT, and R. POLLUTION CONDITIONS are deleted in their entirety and replaced with the following, respectively:

            D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses incurred with the Company's written consent which consent shall not be unreasonably withheld or delayed, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or by court order or directive, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

            F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items designated as the causes OR events of default as provided BY the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN.

            R.    POLLUTION CONDITIONS means:

            (1) with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, hazardous substances, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, resulting in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

            (2) with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

5. Section VIII. CONDITIONS, paragraph A. ASSIGNMENT is deleted in its entirety and replaced with the following:

            A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to a SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

All other terms, conditions and exclusions shall remain the same.



                               /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  9/22/00

FORMS A PART OF POLICY #:               341 73 29

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby agreed that Paragraphs J & K of SECTION IV. EXCLUSIONS are deleted in their entirety and replaced with the following:

J. arising from the presence of asbestos or asbestos-containing materials installed in or on any building or other structure. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.

K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY


                    SECURED CREDITOR IMPAIRED PROPERTY POLICY

      THIS POLICY HAS CERTAIN PROVISIONS AND REQUIREMENTS UNIQUE TO IT AND MAY BE DIFFERENT FROM OTHER POLICIES THE INSURED MAY HAVE PURCHASED. PLEASE READ THE ENTIRE POLICY CAREFULLY TO DETERMINE THE INSURED'S RIGHTS AND DUTIES, AND WHAT IS AND IS NOT COVERED. VARIOUS PROVISIONS THROUGHOUT THIS POLICY RESTRICT OR EXCLUDE COVERAGE.

      COVERAGE IS AFFORDED ONLY FOR THOSE INSURED PROPERTIES SCHEDULED ON THE POLICY.

DEFINED TERMS APPEAR IN BOLD FACE TYPE.

In consideration of the payment of the premium, in reliance upon the statements in the Declarations and Secured Creditor Impaired Property Application incorporated by reference and made a part hereof, and pursuant to all of the terms of this Policy, the Company agrees with the INSURED as follows:

I.    INSURING AGREEMENT

      A.    COVERAGE A - DEFAULT AND POLLUTION CONDITIONS

      The Company will indemnify the INSURED for LOSS, if during the POLICY PERIOD and prior to FORECLOSURE, there is a DEFAULT by a BORROWER on a COMMERCIAL REAL ESTATE LOAN secured by an INSURED PROPERTY, LEASEHOLD or FIXED ASSETS, and there are POLLUTION CONDITIONS on, under or emanating from the same INSURED PROPERTY prior to or while the COMMERCIAL REAL ESTATE LOAN is in DEFAULT.

      B.    COVERAGE B - THIRD-PARTY CLAIMS

      The Company agrees to pay LOSS on behalf of the INSURED that the INSURED becomes legally obligated to pay as a result of CLAIMS first made against the INSURED and reported to the Company, in writing, during the POLICY PERIOD, for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS resulting from POLLUTION CONDITIONS on, under or emanating from an INSURED PROPERTY.

      C.    COVERAGE C - CLEAN-UP OF POLLUTION CONDITIONS

      The Company agrees to pay LOSS on behalf of the INSURED, after FORECLOSURE, if CLEAN-UP COSTS are sustained because there are POLLUTION CONDITIONS on, under or emanating from the INSURED PROPERTY during the POLICY PERIOD provided that where required, such POLLUTION CONDITIONS have been reported by the INSURED to the appropriate governmental agency in compliance with applicable ENVIRONMENTAL LAWS, in effect as of the date of discovery.

      D.    LEGAL EXPENSE AND DEFENSE - COVERAGE B

      The Company shall have the right and duty to investigate and defend any CLAIM described in Coverage B. The Company's duty to defend or continue defending any such CLAIM, and to pay any LOSS, shall cease once the applicable limit of coverage, as described in Section V. LIMITS OF COVERAGE; DEDUCTIBLE has been exhausted. Investigation and defense costs, charges and expenses are included in LOSS, reduce the applicable limit of liability, and are included within the Deductible amount shown in Item 4 of the Declarations.

      E.    INDEPENDENT COUNSEL - COVERAGE B

      If the INSURED is entitled by law to select independent counsel to defend the INSURED at the Company's expense, the attorney fees and all other litigation expenses the Company must pay to that counsel are limited to the rates the Company actually pays to counsel the Company retains in the ordinary course of business in the defense of similar CLAIMS in the community where the CLAIM arose or is being defended.

      Additionally, the Company may exercise the right to require that such counsel have certain minimum qualifications with respect to their competency, including experience in defending CLAIMS or suits similar to the one pending against the INSURED and to require such counsel to have errors and omissions insurance coverage. As respects to such counsel, the INSURED agrees that counsel will timely respond to the Company's request for information regarding the CLAIM.

      Furthermore, the INSURED may at any time, by its signed consent, freely and fully waive its rights to select independent counsel.

II.   NOTICE REQUIREMENTS AND CLAIM PROVISIONS

      It is a condition precedent to any rights afforded under this Policy that the INSURED provide the Company with notice of DEFAULT and POLLUTION CONDITIONS, or LOSS as follows:

      A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS, or LOSS to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                     and

                  Division Attorney - Pollution Legal Liability
                  Amedcan International Specialty Lines Insurance Company 175 Water Street, Twelfth Floor
                  New York, New York 10038

or other address(es) as substituted by the Company in writing.

      B. The notice shall include, at a minimum, information sufficient to identify the INSURED, the INSURED PROPERTY, the names of the persons with knowledge regarding the time, place, cause, nature of and other circumstances of the DEFAULT and POLLUTION CONDITIONS, or LOSS.

      C. The notice may be provided only by the INSURED and may not be delegated to third parties. It is not a defense to this condition precedent that the Company learned of the DEFAULT and POLLUTION CONDITIONS, or LOSS through any independent means.

III.  DUTIES OF THE INSURED IN THE EVENT OF LOSS

      A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS, or LOSS:

            1.    all correspondence between the INSURED and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the INSURED concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

      B. No INSURED shall voluntarily enter into any settlement, make any payment, assume any obligation, or incur any costs, charges or expenses in the defense or investigation of a CLAIM without the Company's consent, which shall not be unreasonably withheld or delayed, except at the INSURED'S own cost, or in response to an emergency or pursuant to ENVIRONMENTAL LAWS which require immediate remediation of POLLUTION CONDITIONS.

      C. IF the INSURED refuses to consent to any settlement within the limits of coverage of this Policy recommended by the Company and acceptable to the claimant, the Company's duty to defend the INSURED shall then cease and the INSURED shall thereafter negotiate or defend such CLAIM independently of the Company and the Company's liability shall not exceed the amount, less the Deductible or any outstanding Deductible balance, for which the CLAIM could have been settled if such recommendation was consented to.

      D. The INSURED must cooperate with the Company and offer all reasonable assistance in the investigation and defense of CLAIMS. The Company may require that the INSURED submit to examination under oath, and attend hearings, depositions and trials. In the course of investigation or defense, the Company may require written statements or the INSURED'S attendance at meetings with the Company. The INSURED must reasonably assist the Company in effecting settlement, securing and providing evidence and obtaining the attendance of witnesses, all without charge to the Company.

IV.   EXCLUSIONS

      This Policy does not apply to LOSS:

      A. due to or for any punitive, exemplary or multiplied portion of multiple damages or any civil or administrative fines, penalties or assessments, except where such damages, fines, penalties or assessments are insurable by applicable law; or any criminal fines, penalties or assessments.

      B. arising as a result of liability of others assumed by the INSURED under any contract or agreement, unless the liability of the INSURED would have attached in the absence of such contract or agreement.

      C. arising out of any obligation of the INSURED under any worker's compensation, unemployment compensation or disability benefits law or similar law.

      D. arising from BODILY INJURY to an employee of the INSURED or its parent, subsidiary or affiliate arising out of and in the course of employment by the INSURED or its parent, subsidiary or affiliate. This exclusion applies (1) whether the INSURED may be liable as an employer or in any other capacity; and
(2) to any obligation to share damages with or repay third parties that must pay damages because of this injury.

      E. arising from POLLUTION CONDITIONS resulting from or attributable to the INSURED'S intentional, knowing, willful or deliberate noncompliance with any statute, regulation, ordinance, administrative complaint, notice of violation, notice letter, executive order, or instruction of any governmental agency or body.

      F. arising from POLLUTION CONDITIONS resulting from an intentionally illegal act or omission of the INSURED, if the INSURED knew that the POLLUTION CONDITIONS would result.

      G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY, and not otherwise specifically excluded by endorsement to this Policy, if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

      H. by one INSURED against any other person or entity who is also an INSURED under this Policy.

      I. for costs, charges or expenses incurred by the INSURED for goods supplied or services performed by the staff or salaried employees of the INSURED, or its parent, subsidiary or affiliate, unless such costs, charges or expenses are incurred with the prior written approval of the Company in its sole discretion.

      J. arising from the presence of asbestos or any asbestos-containing materials installed in or on any building or other structure.

      K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY.

V.    LIMITS OF COVERAGE; DEDUCTIBLE

      Regardless of the number of POLLUTION CONDITIONS, INSUREDS, CLAIMS, LOSSES or claimants under this Policy, the following limits of coverage apply:

      A.    POLICY AGGREGATE LIMIT

            The Company's total liability for all LOSS covered under this Policy shall not exceed the "Total all LOSSes" stated in Item 3 of the Declarations. The purchase of an Extended Reporting Period pursuant to Section VIl. of this Policy shall not serve to reinstate or increase the "Total all LOSSes".

      B.    EACH LOSS LIMIT

      Subject to and included in the limit of liability described in Paragraph
A. above, the most the Company will pay in excess of the deductible amount shown in Item 4 of the Declarations for each LOSS under Coverage A and B, and for all CLEAN-UP COSTS arising from the same, continuous or related POLLUTION CONDITIONS under Coverage C, is the "Each LOSS" limit of liability shown in Item 3 of the Declarations.

      C.    RELATED POLLUTION CONDITIONS

            1. Solely with respect to Coverage B, if a CLAIM for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS is first made against the INSURED and reported to the Company during this POLICY PERIOD, all CLAIMS for BODILY INJURY, PROPERTY Damage or CLEAN-UP COSTS arising from the same, continuous or related POLLUTION CONDITIONS, which are made against the INSURED and reported under a subsequent Secured Creditor Impaired Property Policy issued by the Company or its affiliate, shall be deemed to have been first made and reported under this Policy and shall be subject to the Limits of Liability under this Policy.

            Coverage under this Policy for such CLAIMS made against the INSURED and reported under a subsequent Secured Creditor Impaired Property Policy as described in Paragraph 1. above, shall not apply unless at the time such CLAIMS are first made and reported the INSURED has maintained with the Company or its affiliate Secured Creditor Impaired Property coverage substantially the same as this coverage on a successive, uninterrupted basis since the first such CLAIM was made against the INSURED and reported to the Company.

            2. All LOSS arising from the same, continuous, or related POLLUTION CONDITIONS shall be subject to one `Each LOSS" limit of liability. In the event coverage is provided under more than one of Coverages A, B and C, only one "Each LOSS" limit stated in Item 3 of the Declarations shall apply.

      D.    DEDUCTIBLE

            Subject to Section V. LIMITS OF COVERAGE; DEDUCTIBLE, Paragraphs A., and B. above, this Policy is to pay all LOSS in excess of the "Each LOSS" Deductible amount stated in Item 4 of the Declarations. The Deductible amount includes investigation and defense costs, charges and expenses, and applies to all LOSS arising from the same, related or continuous POLLUTION CONDITIONS.

            The INSURED shall promptly reimburse the Company for advancing any payment of LOSS falling within the Deductible.

VI.   DEFINITIONS

      A. BODILY INJURY means physical injury, sickness, disease, mental anguish or emotional distress sustained by any person, including death resulting therefrom.

      B. BORROWER means any obligor on a COMMERCIAL REAL ESTATE LOAN, including without limitation, any guarantor therefor, the holder of any ownership interest in an INSURED PROPERTY and any other person, entity or organization controlled by or under common control of the obligor.

      C. CLAIM means a written demand received by the INSURED seeking a remedy and alleging liability or responsibility on the part of the INSURED for LOSS under Coverage B.

      D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses, incurred with the Company's written consent, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or specifically mandated by court order, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

      E. COMMERCIAL REAL ESTATE LOAN means an obligation evidenced by loan documents which is secured by the INSURED PROPERTY, LEASEHOLD or FIXED ASSETS as scheduled in Item 5 of the Declarations, and in which loan documents the INSURED relies upon such INSURED PROPERTY, LEASEHOLD or FIXED ASSETS as security for the loan and obtains a perfected mortgage or other security interest.

      F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items designated as the causes or events of default as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. For purposes of this Policy, the mere presence of a POLLUTION CONDITION shall not be deemed a cause or event of default.

      G. ENVIRONMENTAL LAWS means any federal, state or local laws (including but not limited to statutes, regulations, rules, ordinances, guidance documents, and governmental or administrative orders and directives) which are applicable to POLLUTION CONDITIONS.

      H. FIXED ASSETS means fixtures, plant and equipment at or on an INSURED PROPERTY owned by the BORROWER, which are depreciated over their useful life.

      I. FORECLOSURE means taking title to an interest in the INSURED PROPERTY, LEASEHOLD or FIXED ASSETS through the enforcement of a lien, mortgage, deed of trust or other secured interest under a COMMERCIAL REAL ESTATE LOAN, whether through legal proceedings or otherwise.

      J. INSURED means the NAMED INSURED, TRUSTEE or SERVICER, and any director, officer, partner or employee thereof while acting within the scope of his or her duties as such, and any such additional INSURED added by endorsement to this Policy.

      K. INSURED PROPERTY means the real property, including any FIXED ASSETS or LEASEHOLD, scheduled in Item 5. of the Declarations on the date of the LOSS.

      L. LEASEHOLD means the BORROWER'S right to possession of leased INSURED PROPERTY pursuant to a written lease agreement.

      M. LOSS means:

            1. With respect to Coverage A, the OUTSTANDING BALANCE on the date of DEFAULT, including principal and accrued interest from the date of DEFAULT until the date that the OUTSTANDING BALANCE is paid, plus interest on any advances of scheduled monthly payments made by the INSURED from the date of DEFAULT, plus advances and interest on advances for PROPERTY PROTECTION actually paid by the INSURED pursuant to the COMMERCIAL REAL ESTATE LOAN or, if applicable, a POOLING AND SERVICING AGREEMENT. Such advances and interest on advances made for PROPERTY PROTECTION are limited to ten (10) percent of the OUTSTANDING BALANCE on the date of DEFAULT.

            2. With respect to Coverage B, (a) monetary awards or settlements of compensatory damages for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS; (b) CLEAN-UP COSTS; and (c) costs, charges and expenses incurred in the defense, investigation and adjustment of CLAIMS.

            3.    With respect to Coverage C, CLEAN-UP COSTS.

      N. NAMED INSURED means the party, person or entity named in Item 1 of the Declarations.

      O. NATURAL RESOURCE DAMAGE means physical injury to or destruction of, including the resulting loss of value of, land, fish, wildlife, biota, air, water, groundwater, drinking water supplies, and other such resources belonging to, managed by, held in trust by, appertaining to, or otherwise controlled by the United States (including the resources of the fishery conservation zone established by the Magnuson-Stevens Fishery Conservation and Management Act (16 U.S.C. 1801 et seq.)), any state or local government, any foreign government, any Indian tribe, or, if such resources are subject to a trust restriction on alienation, any member of an Indian tribe.

      P. OUTSTANDING BALANCE means the principal amount of outstanding indebtedness owed to the INSURED as of the date of DEFAULT calculated pursuant to the terms and conditions of the COMMERCIAL REAL ESTATE LOAN plus interest as described in the definition of LOSS. OUTSTANDING BALANCE shall not include penalties or other fees arising out of a DEFAULT.

      Q. POLICY PERIOD means the period set forth in Item 2 of the Declarations or any shorter period arising as a result of.

            1.    cancellation of this Policy; or

            2. the deletion by the Company of a particular INSURED PROPERTY at the NAMED INSURED'S written request, but solely with respect to that INSURED PROPERTY.

      R.    POLLUTION CONDITIONS means:

            1. with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

            2. with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

      S. POOLING AND SERVICING AGREEMENT means the agreement governing the servicing of the COMMERCIAL REAL ESTATE LOAN(S).

      T.    PROPERTY DAMAGE means:

            1. Physical injury to or destruction of tangible property of parties other than the INSURED, including the resulting loss of use or diminution in value thereof;

            2. LOSS of use, but not diminution in value, of tangible property of parties other than the INSURED, which has not been physically injured or destroyed:

            3.    NATURAL RESOURCE DAMAGE.

      U. PROPERTY PROTECTION means reasonable expenses necessary to protect the INSURED PROPERTY.

      V. SERVICER means the party(ies) to the POOLING AND SERVICING AGREEMENT responsible for servicing the COMMERCIAL REAL ESTATE Loan(s).

      W. TRUSTEE means the trustee under the Pooling AND SERVICING AGREEMENT.

VII.  EXTENDED REPORTING PERIOD - COVERAGE B

      Solely with respect to Coverage B, the INSURED shall be entitled to an Automatic Extended Reporting Period, and (with certain exceptions as described in paragraph B. of this Section) entitled to purchase an Optional Extended Reporting Period Endorsement upon termination of coverage as defined in Paragraph B.3. of this Section. Neither the Automatic nor the Optional Extended Reporting Period shall reinstate or increase the Policy Aggregate Limit of this Policy.

      A.    AUTOMATIC EXTENDED REPORTING PERIOD

            Provided the INSURED has not purchased any other insurance to replace Coverage B which applies to a CLAIM otherwise covered under Coverage B, the NAMED INSURED shall have a period of forty-five (45) days following the effective date of termination of coverage in which to provide written notice to the Company of CLAIMS first made and reported within the Automatic Extended Reporting Period. A CLAIM first made and reported within the Automatic Extended Reporting Period will be deemed made on the last day of the POLICY PERIOD, provided the CLAIM arises from POLLUTION CONDITIONS that commenced before the end of the POLICY PERIOD and is otherwise covered by this Policy. The Automatic Extended Reporting Period shall not apply if the Optional Extended Reporting Period becomes effective.

      B.    OPTIONAL EXTENDED REPORTING PERIOD

            The NAMED INSURED shall be entitled to purchase an Optional Extended Reporting Period upon termination of coverage, as defined in Paragraph 3. below, except in the event of nonpayment of premium.

            1. A CLAIM first made and reported within the Optional Extended Reporting Period, if purchased in accordance with the provisions contained in Paragraph 2 below, will be deemed to have been made on the last day of the POLICY PERIOD, provided that the CLAIM arises from POLLUTION CONDITIONS that commenced before the end of the POLICY PERIOD and is otherwise covered by this Policy.

            2. The Company shall issue an endorsement providing an Optional Extended Reporting Period of up to thirty-six (36) months from termination of coverage under this Policy for any INSURED PROPERTY provided that the NAMED Insured:

                  a. makes a written request for such endorsement which the Company receives within forty-five (45) days after termination of coverage as defined herein; and

                  b. pays the additional premium when due. If that additional premium is paid when due, the Optional Extended Reporting Period may not be canceled, provided that all other terms and conditions of the Policy are met.

            3.    Termination of coverage occurs at the time of:

                  a. cancellation or nonrenewal of this Policy by the NAMED INSURED or by the Company;

                  b. the Company's deletion from Item 5 of the Declarations of this Policy of a location which was an INSURED PROPERTY, at the INSURED'S written request, but solely with respect to that INSURED PROPERTY.

            4. The Optional Extended Reporting Period is available to the NAMED INSURED for not more than 200% of the premium the Company has charged for the INSURED PROPERTY for which the Extended Reporting Period is purchased.

VIII. CONDITIONS

      A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to the SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

      B.    SUBROGATION

            1. To the extent of any payment under this Policy, the Company shall be subrogated to all the INSURED'S rights of recovery therefor against any person or organization, with the exception of the BORROWER; provided that if the Company indemnifies the INSURED for the OUTSTANDING BALANCE under Coverage A, the Company reserves its right of FORECLOSURE against the BORROWER.

            2. The INSURED shall execute and deliver instruments and papers and do whatever else is reasonably necessary to secure such rights including without limitation, assignment of the INSURED'S rights against any person or organization, with the exception of the BORROWER, who caused POLLUTION CONDITIONS on account of which the Company made any payment under this Policy.

            3. Any recovery as a result of subrogation proceedings shall accrue first to the INSURED to the extent of any LOSS in excess of the limit of coverage, then to the Company to the extent of its payment under the policy, and then to the INSURED to the extent of its Deductible. Expenses incurred in such subrogation proceedings shall be apportioned among the interested parties in the recovery in the proportion that each interested party's share in the recovery bears to the total recovery. Any recoveries received by the Company via subrogation net of expenses incurred in making such recovery shall serve to reinstate the "Total all LOSSes" limit of liability stated in Item 3 of the Declarations, but only to the extent of such net recovery.

            4. The INSURED shall do nothing to prejudice the Company's rights of Subrogation.

      C. CHANGES - Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this Policy or estop the Company from asserting any right under the terms of this Policy; nor shall the terms of this Policy be waived or changed, except by endorsement issued to form a part of this Policy.

      D. SOLE AGENT - The NAMED INSURED first listed in Item 1 of the Declarations shall act on behalf of all other INSUREDS, if any, for the payment or return of premium, receipt and acceptance of any endorsement issued to form a part of this Policy, and giving and receiving notice of cancellation or nonrenewal and the exercise of the rights provided in the EXTENDED REPORTING PERIOD clause.

      E. CANCELLATION - This Policy may be canceled by the INSURED by surrender thereof to the Company or any of its authorized agents or by mailing to the Company written notice stating when thereafter the cancellation shall be effective.

            This Policy may be canceled by the Company only for nonpayment of premium by mailing to the NAMED INSURED at the address shown in the Policy, written notice stating when not less than ten (10) days thereafter cancellation shall be effective. Proof of mailing of notice described in this Condition E. shall be sufficient proof of notice.

            The time of surrender or the effective date and hour of cancellation stated in the notice shall become the end of the POLICY PERIOD. Delivery of such written notice either by the NAMED INSURED or by the Company shall be equivalent to mailing. If the NAMED INSURED cancels, earned premium shall be computed in accordance with the customary short rate table. If the Company cancels, earned premium shall be computed pro rata. Premium adjustment may be either at the time cancellation is effected or as soon as practicable after cancellation becomes effective, but payment or tender of unearned premium is not a condition of cancellation.

      F. TERMINATION OF COVERAGE - In the event of the INSURED'S sale of a COMMERCIAL REAL ESTATE LOAN, coverage under Coverages A and C will automatically terminate as of the effective date of such sale for any INSURED PROPERTY included in such sale. Coverage B, however, will continue for such INSURED PROPERTY for the remainder of the POLICY PERIOD and EXTENDED REPORTING PERIOD, if applicable.

      G. CONCEALMENT OR FRAUD - This entire Policy shall be void if, whether before or after LOSS is incurred or a CLAIM is first made, the INSURED has willfully concealed or misrepresented any fact or circumstance in the Secured Creditor Impaired Property Application material to the granting of coverage under this Policy. In addition, coverage for any individual INSURED PROPERTY shall be void if, whether before or after LOSS is incurred or a CLAIM is first made, the INSURED has willfully concealed or misrepresented any fact or circumstance material to the granting of coverage for the INSURED PROPERTY under this Policy.

      H.    OTHER INSURANCE

            1.    Coverage A.

                  This insurance is primary. Our obligations are not affected by any other insurance that may be primary.

            2.    Coverages B and C.

                  (a) This insurance is primary. Our obligations are not affected unless any other insurance applicable to LOSS covered by this Policy is also primary. Then, we will share with all other insurance by the method described in paragraphs (b) and (c) below.

                  (b) If other primary insurance permits contribution by equal shares, we will follow this method also. Under this approach each insurer contributes equal amounts until it has paid its applicable limit of insurance or none of the loss remains, whichever comes first.

                  (c) If any other insurance does not permit contribution by equal shares, we will contribute by limits. Under this method, each insurer's share is based on the ratio of its applicable limit of insurance to the total applicable limits of insurance of all primary insurers.

      I. RIGHT OF ACCESS and INSPECTION - Any of the Company's authorized representatives shall have the right and opportunity but not the obligation when the Company so desires to interview persons employed by the INSURED and to inspect at any reasonable time, during the POLICY PERIOD or thereafter, an INSURED PROPERTY for which the INSURED holds title, and applicable records for COMMERCIAL REAL ESTATE LOANS. Neither the Company nor its representatives shall assume any responsibility or duty to the INSURED or to any other party, person or entity, by reason of such right of inspection. Neither the Company's right to make inspections, sample and monitor nor the actual undertaking thereof nor any report thereon shall constitute an undertaking on behalf of the INSURED or others, to determine or warrant that property or operations are safe, healthful or conform to acceptable engineering practices or are in compliance with any law, rule or regulation. The INSURED agrees to provide appropriate personnel to assist the Company's representatives during any inspection.

      J. REPRESENTATIONS - By acceptance of this Policy, the first NAMED INSURED agrees that the statements in the Declarations and Secured Creditor Impaired Property Application are its agreements and representations, that this Policy is issued in reliance upon the truth of such representations and that this Policy embodies all agreements existing between any INSURED and the Company or any of its agents relating to this insurance.

      K. ACTION AGAINST COMPANY - No person or organization has a right under this Policy:

            1. to join the Company as a party or otherwise bring the Company into a suit asking for damages from an INSURED; or

            2. to sue the Company on this Policy unless all of its terms have been fully complied with.

            A person or organization may sue the Company to recover on an agreed settlement or on a final judgment against an INSURED obtained after an actual trial; but the Company will not be liable for damages that are not payable under the terms of this Policy or that are in excess of the applicable limit of liability. An agreed settlement means a settlement and release of liability signed by the Company, the INSURED and the claimant or the claimant's legal representative.

      L. BANKRUPTCY - Bankruptcy or insolvency of the INSURED or of the INSURED'S estate shall not relieve the Company of any of its obligations hereunder.

      M. ARBITRATION - It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this Policy, whether arising before or after termination of this Policy, including any determination of the amount of LOSS, shall be submitted to the American Arbitration Association under and in accordance with its then prevailing commercial arbitration rules. The arbitrators shall be chosen in the manner and within the time frames provided by such rules. If permitted under such rules, the arbitrators shall be three disinterested individuals having knowledge of the legal, corporate management, or insurance issues relevant to the matters in dispute.

            Any party may commence such arbitration proceeding and the arbitration shall be conducted in New York, New York. The arbitrators shall give due consideration to the general principles of New York law in the construction and interpretation of the provisions of this Policy; provided, however, that the terms, conditions, provisions and exclusions of this Policy are to be construed in an evenhanded fashion as between the parties. Where the language of this Policy is alleged to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant terms, conditions, provisions or exclusions of the Policy (without regard to the authorship of the language, the doctrine of reasonable expectation of the parties and without any presumption or arbitrary interpretation or construction in favor of either party or parties, and in accordance with the intent of the parties.)

            The written decision of the arbitrators shall set forth its reasoning, shall be provided simultaneously to both parties and shall be binding on them. The arbitrators' award shall not include attorney fees or other costs. Judgment on the award may be entered in any court of competent jurisdiction. Each party shall bear equally the expenses of the arbitration.

      N. SERVICE OF SUIT - Subject to Paragraph M. above, it is agreed that in the event of failure of the Company to pay any amount claimed to be due hereunder, the Company, at the request of the INSURED, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this condition constitutes or should be understood to constitute a waiver of the Company's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United Stated District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. It is further agreed that service of process in such suit may be made upon General Counsel, Legal Department, American International Specialty Lines Insurance Company, 70 Pine Street, New York, New York 10270, or his or her representative, and that in any suit instituted against the Company upon this contract, the Company will abide by the final decision of such court or of any appellate court in the event of any appeal.

            Further, pursuant to any statute of any state, territory, or district of the United States which makes provision therefore, the Company hereby designates the Superintendent, Commissioner, Director of Insurance, or other officer specified for that purpose in the statute, or his or her successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the INSURED or any beneficiary hereunder arising out of this contract of insurance, and hereby designates the above named General Counsel as the person to whom the said officer authorized to mail such process or a true copy thereof.

      O. SOLD LOANS - In the event a COMMERCIAL REAL ESTATE LOAN(S) is sold by the INSURED, the Company agrees to offer coverage to the new owner of the COMMERCIAL REAL ESTATE LOAN(S) identical to coverage provided the INSURED under this Policy. The per INSURED PROPERTY premium to be charged to the new owner of the COMMERCIAL REAL ESTATE LOAN(S) will be equal to the pro rata premium applying to an INSURED PROPERTY as of the date of sale plus not more than $100 per INSURED PROPERTY. Additional premium may be charged to the new owner of the COMMERCIAL REAL ESTATE LOAN for negotiated differences in terms and conditions, including but not limited to, POLICY PERIOD, limits of liability and deductible.

      P. LENDER LIABILITY - The existence of any legal protection for the INSURED against liability of any kind whatsoever in connection with POLLUTION CONDITIONS, including but not limited to the secured creditor exemption in
Section 9601(2) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sec. 9601 et seq., shall in no way affect the rights of the INSURED under this Policy. Any failure of the INSURED to qualify for such protection shall not in and of itself trigger Exclusion IV.E or in any other way affect the rights of the INSURED under this Policy.

IN WITNESS WHEREOF, the Company has caused this Policy to be signed by its president and secretary and signed on the Declarations page by its duly authorized representative or countersigned in states where applicable.



/S/                                      /S/
------------------------------------     ---------------------------------------
               SECRETARY                                PRESIDENT

                             AMERICAN INTERNATIONAL
                        SPECIALTY LINES INSURANCE COMPANY
                        A Capital Stock Insurance Company
                         175 Water Street, Twelfth Floor
                            New York, New York 10038

[LOGO OMITTED]
   A Member
   Company
 of American
International
 Group, Inc




NAMED INSURED:    Wells Fargo Bank of Minnesota, N.A. as Trustee
                  for the registered holders of
                  Banc of America Commercial Mortgage Inc.,
                  Commercial Mortgage Pass-Through Certificates, Series 2000-2

POST OFFICE:      11000 Broken Land Parkway
                  Columbia, MD 21044-3562
                  Attn: Corporate Trust Services (CMBS), Banc of America
                  Commercial Mortgage Inc., Series 2000-2

NOTICE:           COVERAGE B PROVIDES CLAIMS-MADE-AND-REPORTED COVERAGE. PLEASE
                                 READ CAREFULLY.

                    SECURED CREDITOR IMPAIRED PROPERTY POLICY
                                   (PORTFOLIO)

                                  DECLARATIONS


POLICY NUMBER:       341 73 30

ITEM 1:  NAMED INSURED: Wells Fargo Bank of Minnesota, N.A. as Trustee
                        for the registered holders of
                        Banc of America Commercial Mortgage Inc.,
                        Commercial Mortgage Pass-Through Certificates, Series 2000-2

         ADDRESS:       11000 Broken Land Parkway
                        Columbia, MD 21044-3562
                        Attn: Corporate Trust Services (CMBS), Banc of America Commercial Mortgage Inc., Series 2000-2

ITEM 2:  POLICY PERIOD:    FROM        9/22/00 TO 9/22/17
                           12:01 A.M. Standard time at the address of the Named
                              Insured shown above.

ITEM 3:  LIMITS OF LIABILITY: Each LOSS   $12,500,000

                              Total all LOSSES  $63,000,000

ITEM 4:  DEDUCTIBLE:          Each LOSS   $0

ITEM 5:  INSURED PROPERTY(IES): SEE SCHEDULE, OF INSURED PROPERTY ENDORSEMENT

ITEM 6:  POLICY PREMIUM:        $56,476

BROKER: ENVIRONMENTAL CAPITAL INSURANCE BROKERAGE, INC.
        226 LOWELL STREET, UNIT B-3B

        WILMINGTON, MA  01887

ENDORSEMENTS:  SEE FORMS SCHEDULE



                               /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)






















               Copyright, American International Group, Inc., 2000
        NOTICE: THIS INSURANCE IS NOT LICENSED BY THE STATE OF NEW YORK

                                 FORMS SCHEDULE
                                 --------------

NAMED INSURED: Wells Fargo Bank of Minnesota, N.A. as Trustee
               for the registered holders of
               Banc of America Commercial Mortgage Inc.,
               Commercial Mortgage Pass-Through Certificates, Series 2000-2

POLICY NO:              341 73 30

EFFECTIVE 12:01 AM:     9/22/00






FORM NAME                                                FORM NUMBER
--------------------------------------------------------------------------------
AISLIC Secured Creditor Impaired Property Policy         75795 (2/00)
Declarations Page                                        75794 (2/00)
Insured Property Endorsement
Amendatory Endorsement
Asbestos and Lead Based Paint Endorsement

                                ENDORSEMENT NO. 1

FORMS OF A PART OF POLICY NUMBER:  341 73 30

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company


                         SCHEDULE OF INSURED PROPERTIES
                         ------------------------------

      In consideration of premium paid, it is hereby agreed that the following property is scheduled as an INSURED PROPERTY effective 12:01 a.m., 9/22/00 and expires 12:01 a.m. 9/22/17

--------------------------------------------------------------------------------
ADDRESS                                        CITY              STATE   ZIP
--------------------------------------------------------------------------------
1855 EAST ROSE AVE                             ORANGE             CA     92867
--------------------------------------------------------------------------------
525 BAY AREA BLVD.                             HOUSTON            TX     77058
--------------------------------------------------------------------------------
5310 WEST THUNDERBIRD ROAD                     GLENDALE           AZ     85306
--------------------------------------------------------------------------------
1460 AND 1480 ROUTE 9 NORTH                    WOODBRIDGE         NJ     07095
--------------------------------------------------------------------------------
1071 MARKET PLACE                              SAN RAMON          CA     94583
--------------------------------------------------------------------------------
950 WALNUT HILL LANE                           IRVING             TX     75038
--------------------------------------------------------------------------------
11401 REED HARTMAN HIGHWAY                     BLUE ASH           OH     45241
--------------------------------------------------------------------------------
500 SOUTH SEPULVEDA BOULEVARD                  LOS ANGELES        CA     90049
--------------------------------------------------------------------------------
4900 AMPERE DRIVE                              RENO               NV     89502
--------------------------------------------------------------------------------
9718 E. SPRAGUE AVE.                           SPOKANE            WA     92204
--------------------------------------------------------------------------------
6555 QUINCE ROAD                               MEMPHIS            TN     38119
--------------------------------------------------------------------------------
2001 NORTH LAMAR STREET                        DALLAS             TX     75202
--------------------------------------------------------------------------------
4305 DUVAL STREET                              AUSTIN             TX     78751
--------------------------------------------------------------------------------
175 ADMIRAL COCHRANE DRIVE                     ANNAPOLIS          MD     21401
--------------------------------------------------------------------------------
4100 OLD MILTON PARKWAY                        ALPHARETTA         GA     30005
--------------------------------------------------------------------------------
3075 PROSPECT PARK DRIVE                       RANCHO CORDOVA     CA     95670
--------------------------------------------------------------------------------
700 ELLINWOOD WAY                              PLEASANT HILL      CA     94523
--------------------------------------------------------------------------------
3400 EAST LAKE ROAD                            PALM HARBOR        FL     34677
--------------------------------------------------------------------------------
4800 TEXAS BLVD.                               TEXARKANA          TX     75503
--------------------------------------------------------------------------------
52 DUANE STREET                                NEW YORK           NY     10007
--------------------------------------------------------------------------------
1775 ANDOVER ST.                               TEWKSBURY          MA     01876
--------------------------------------------------------------------------------
5932, 5940, 5960, 6008, 6020 & 1070 BELL ROAD  GLENDALE           AZ     85308
--------------------------------------------------------------------------------
100 SOUTH BEDFORD ROAD                         MOUNT KISCO        NY     10549
--------------------------------------------------------------------------------
1741 BUSINESS CENTER DRIVE                     RESTON             VA     20190
--------------------------------------------------------------------------------
5050 WESTHEIMER ROAD                           HOUSTON            TX     77056
--------------------------------------------------------------------------------
3010 AND 3020 WOODCREEK DRIVE                  DOWNERS GROVE      IL     60515
--------------------------------------------------------------------------------
301 N. MARKET STREET                           DALLAS             TX     75202
--------------------------------------------------------------------------------
16605 BIRKDALE COMMONS PARKWAY                 HUNTERSVILLE       NC     28078
--------------------------------------------------------------------------------
1720 EPPS BRIDGE ROAD                          ATHENS             GA     30606
--------------------------------------------------------------------------------
100 HILLWOOD TERRACE                           VERONA             NJ     07044
--------------------------------------------------------------------------------



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 2

THIS ENDORSEMENT, EFFECTIVE 12:01 AM, 9/22/00

FORMS A PART OF POLICY NO.:     341 73 30

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                SECURED CREDITOR IMPAIRED PROPERTY ENDORSEMENT
                ----------------------------------------------

        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY

      It is hereby agreed that the Policy is amended as follows:

1. Section II. NOTICE REQUIREMENTS AND CLAIM PROVISIONS, paragraph A. is deleted in its entirety and replaced with the following:

            A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                         and

                  Division Attorney - Pollution Legal Liability
                  Commerce and Industry Insurance Company
                  175 Water Street
                  New York, New York 10038

      or other address(es) as substituted by the Company in writing.

2. Section III. DUTIES OF THE INSURED IN THE EVENT OF LOSS, paragraph A is deleted in its entirety and replaced with the following:

            A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C:

            1.    all correspondence between the INSURED and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations arid data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the INSURED concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

3. Section IV. EXCLUSIONS, paragraph G is deleted in its entirety and replaced with the following:

            G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED Property if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

4. Section VI. DEFINITIONS, paragraph D. CLEAN-UP COSTS, F. DEFAULT, and R. POLLUTION CONDITIONS are deleted in their entirety and replaced with the following, respectively:

            D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses incurred with the Company's written consent which consent shall not be unreasonably withheld or delayed, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or by court order or directive, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third parties.

            F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items designated as the causes or events of default as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN.

            R. POLLUTION CONDITIONS means:

                  (1) with respect to Coverages A and C, the discharge,
            dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, hazardous substances, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, resulting in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

                  (2) with respect to Coverage B, the discharge, dispersal,
            release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, Including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

5. Section VIII. CONDITIONS, paragraph A. ASSIGNMENT is deleted in its entirety and replaced with the following:

            A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to a SERVICER or TRUSTEE, or another entity which has, directly or Indirectly, invested in or loaned money in connection with en INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

All other terms, conditions and exclusions shall remain the same.



                               /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT, EFFECTIVE 12:01 A.M.:  9/22/00

FORMS A PART OF POLICY NO.:  341 73 30

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.



      It is hereby agreed that Paragraphs J & K of SECTION IV. EXCLUSIONS are deleted in their entirety and replaced with the following:

J. arising from the presence of asbestos or asbestos-containing materials installed in or on any building or other structure. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.

K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY


                    SECURED CREDITOR IMPAIRED PROPERTY POLICY

      THIS POLICY HAS CERTAIN PROVISIONS AND REQUIREMENTS UNIQUE TO IT AND MAY BE DIFFERENT FROM OTHER POLICIES THE INSURED MAY HAVE PURCHASED. PLEASE READ THE ENTIRE POLICY CAREFULLY TO DETERMINE THE INSURED'S RIGHTS AND DUTIES, AND WHAT IS AND IS NOT COVERED. VARIOUS PROVISIONS THROUGHOUT THIS POLICY RESTRICT OR EXCLUDE COVERAGE.

      COVERAGE IS AFFORDED ONLY FOR THOSE INSURED PROPERTIES SCHEDULED ON THE POLICY.

      DEFINED TERMS APPEAR IN BOLD FACE TYPE.

      In consideration of the payment of the premium, in reliance upon the statements in the Declarations and Secured Creditor Impaired Property Application incorporated by reference and made a part hereof, and pursuant to all of the terms of this Policy, the Company agrees with the INSURED as follows:

I.    INSURING AGREEMENT

      A.    COVERAGE A - DEFAULT AND POLLUTION CONDITIONS

            The Company will indemnify the INSURED for LOSS, if during the POLICY PERIOD and prior to FORECLOSURE, there is a DEFAULT by a BORROWER on a COMMERCIAL REAL ESTATE LOAN secured by an INSURED PROPERTY, LEASEHOLD or FIXED ASSETS, and there are POLLUTION CONDITIONS on, under or emanating from the same INSURED PROPERTY prior to or while the COMMERCIAL REAL ESTATE LOAN is in DEFAULT.

      B.    COVERAGE B - THIRD-PARTY CLAIMS

            The Company agrees to pay LOSS on behalf of the INSURED that the INSURED becomes legally obligated to pay as a result of CLAIMS first made against the INSURED and reported to the Company, in writing, during the POLICY PERIOD, for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS resulting from POLLUTION CONDITIONS on, under or emanating from an INSURED PROPERTY.

      C.    COVERAGE C - CLEAN-UP OF POLLUTION CONDITIONS

            The Company agrees to pay LOSS on behalf of the INSURED, after FORECLOSURE, if CLEAN-UP COSTS are sustained because there are POLLUTION CONDITIONS on, under or emanating from the INSURED PROPERTY during the POLICY PERIOD provided that where required, such POLLUTION CONDITIONS have been reported by the INSURED to the appropriate governmental agency in compliance with applicable ENVIRONMENTAL LAWS, in effect as of the date of discovery

      D.    LEGAL EXPENSE AND DEFENSE - COVERAGE B

            The Company shall have the right and duty to investigate and defend any CLAIM described in Coverage B. The Company's duty to defend or continue defending any such CLAIM, and to pay any LOSS, shall cease once the applicable limit of coverage, as described in Section V. LIMITS OF COVERAGE; DEDUCTIBLE has been exhausted. Investigation and defense costs, charges and expenses are included in LOSS, reduce the applicable limit of liability, and are included within the Deductible amount shown in Item 4 of the Declarations.



               Copyright, American International Group, Inc., 2000

      E.    INDEPENDENT COUNSEL - COVERAGE B

            If the INSURED is entitled by law to select independent counsel to defend the INSURED at the Company's expense, the attorney fees and all other litigation expenses the Company must pay to that counsel are limited to the rates the Company actually pays to counsel the Company retains in the ordinary course of business in the defense of similar CLAIMS in the community where the CLAIM arose or is being defended.

            Additionally, the Company may exercise the right to require that such counsel have certain minimum qualifications with respect to their competency, including experience in defending CLAIMS or suits similar to the one pending against the INSURED and to require such counsel to have errors and omissions insurance coverage. As respects to such counsel, the INSURED agrees that counsel will timely respond to the Company's request for information regarding the CLAIM.

            Furthermore, the INSURED may at any time, by its signed consent, freely and fully waive its rights to select independent counsel.

II.   NOTICE REQUIREMENTS AND CLAIM PROVISIONS

            It is a condition precedent to any rights afforded under this Policy that the INSURED provide the Company with notice of DEFAULT and POLLUTION CONDITIONS, or LOSS as follows:

      A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS, or LOSS to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                         and

                  Division Attorney - Pollution Legal Liability
                  American International Specialty Lines Insurance Company 175 Water Street, Twelfth Floor
                  New York New York 10038

      or other address(es) as substituted by the Company in writing.

      B. The notice shall include, at a minimum, information sufficient to identify the INSURED, the INSURED PROPERTY, the names of the persons with knowledge regarding the time, place, cause, nature of and other circumstances of the DEFAULT and POLLUTION CONDITIONS, or LOSS.

      C. The notice may be provided only by the INSURED and may not be delegated to third parties. It is not a defense to this condition precedent that the Company learned of the DEFAULT and POLLUTION CONDITIONS, or LOSS through any independent means.

III.  DUTIES OF THE INSURED IN THE EVENT OF LOSS

      A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS, or LOSS:

            1.    all correspondence between the INSURED and any claimant;



               Copyright, American International Group, Inc., 2000

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the Insured concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

      B. No INSURED shall voluntarily enter into any settlement, make any payment, assume any obligation, or incur any costs, charges or expenses in the defense or investigation of a CLAIM without the Company's consent, which shall not be unreasonably withheld or delayed, except at the INSURED'S own cost, or in response to an emergency or pursuant to ENVIRONMENTAL LAWS which require immediate remediation of POLLUTION CONDITIONS.

      C. If the INSURED refuses to consent to any settlement within the limits of coverage of this Policy recommended by the Company and acceptable to the claimant, the Company's duty to defend the INSURED shall then cease and the INSURED shall thereafter negotiate or defend such CLAIM independently of the Company and the Company's liability shall not exceed the amount, less the Deductible or any outstanding Deductible balance, for which the CLAIM could have been settled If such recommendation was consented to.

      D. The INSURED must cooperate with the Company and offer all reasonable assistance in the investigation and defense of CLAIMS. The Company may require that the INSURED submit to examination under oath, and attend hearings, depositions and trials. In the course of investigation or defense, the Company may require written statements or the INSURED'S attendance at meetings with the Company. The INSURED must reasonably assist the Company in effecting settlement, securing and providing evidence and obtaining the attendance of witnesses, all without charge to the Company.

IV.   EXCLUSIONS

      This Policy does not apply to LOSS:

      A. due to or for any punitive, exemplary or multiplied portion of multiple damages or any civil or administrative fines, penalties or assessments, except where such damages, fines, penalties or assessments are insurable by applicable law; or any criminal fines, penalties or assessments.

      B. arising as a result of liability of others assumed by the INSURED under any contract or agreement, unless the liability of the INSURED would have attached in the absence of such contract or agreement.

      C. arising out of any obligation of the INSURED under any worker's compensation, unemployment compensation or disability benefits law or similar law.

      D. arising from BODILY INJURY to an employee of the INSURED or its parent, subsidiary or affiliate arising out of and in the course of employment by the INSURED or its parent, subsidiary or affiliate. This exclusion applies (1) whether the INSURED may be liable as an employer or in any other capacity; and
(2) to any obligation to share damages with or repay third parties that must pay damages because of this injury.

      E. arising from POLLUTION CONDITIONS resulting from or attributable to the INSURED'S intentional, knowing, willful or deliberate noncompliance with any statute, regulation, ordinance, administrative complaint, notice of violation, notice letter, executive order, or instruction of any governmental agency or body.



               Copyright, American International Group, Inc., 2000


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      F.    arising from POLLUTION  CONDITIONS resulting from an intentionally illegal act or omission of the INSURED, if the INSURED knew that the POLLUTION CONDITIONS would result.

      G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY, and not otherwise specifically excluded by endorsement to this Policy, if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

      H. by one INSURED against any other person or entity who is also an INSURED under this Policy.

      I. for costs, charges or expenses incurred by the INSURED for goods supplied or services performed by the staff or salaried employees of the INSURED, or its parent, subsidiary or affiliate, unless such costs, charges or expenses are incurred with the prior written approval of the Company in its sole discretion.

      J. arising from the presence of asbestos or any asbestos-containing materials installed in or on any building or other structure.

      K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY.

V.    LIMITS OF COVERAGE; DEDUCTIBLE

      Regardless of the number of POLLUTION CONDITIONS, INSUREDS, CLAIMS, LOSSES or claimants under this Policy, the following limits of coverage apply:

      A.    POLICY AGGREGATE LIMIT

            The Company's total liability for all LOSS covered under this Policy shall not exceed the "Total all LOSSes" stated in Item 3 of the Declarations. The purchase of an Extended Reporting Period pursuant to Section VII. of this Policy shall not serve to reinstate or increase the "Total all LOSSes".

      B.    EACH LOSS LIMIT

            Subject to and included in the limit of liability described in Paragraph A. above, the most the Company will pay in excess of the deductible amount shown in Item 4 of the Declarations for each LOSS under Coverage A and B, and for all CLEAN-UP COSTS arising from the same, continuous or related POLLUTION CONDITIONS under Coverage C, is the "Each LOSS" limit of liability shown in Item 3 of the Declarations.

      C.    RELATED POLLUTION CONDITIONS

            1. Solely with respect to Coverage B, if a Claim for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS is first made against the INSURED and reported to the Company during this POLICY PERIOD, all CLAIMS for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS arising from the same, continuous or related POLLUTION CONDITIONS, which are made against the INSURED and reported under a subsequent Secured Creditor Impaired Property Policy issued by the Company or its affiliate, shall be deemed to have been first made and reported under this Policy and shall be subject to the Limits of Liability under this Policy.

            Coverage under this Policy for such CLAIMS made against the INSURED and reported under a subsequent Secured Creditor Impaired Property Policy as described in Paragraph 1. above, shall not apply unless at the time such CLAIMS are first made and reported the INSURED has maintained with the Company or its
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Secured Creditor Impaired Property coverage substantially the same as this coverage on a successive, uninterrupted basis since the first such CLAIM was made against the INSURED and reported to the Company.

            2. All LOSS arising from the same, continuous, or related POLLUTION CONDITIONS shall be subject to one "Each LOSS" limit of liability. In the event coverage is provided under more than one of Coverages A, B and C, only one Each LOSS" limit stated in Item 3 of the Declarations shall apply.

      D.    DEDUCTIBLE

            Subject to Section V. LIMITS OF COVERAGE; DEDUCTIBLE, Paragraphs A., and B. above, this Policy is to pay all LOSS in excess of the "Each LOSS" Deductible amount stated in Item 4 of the Declarations. The Deductible amount includes investigation and defense costs, charges and expenses, and applies to all LOSS arising from the same, related or continuous POLLUTION CONDITIONS.

            The INSURED shall promptly reimburse the Company for advancing any payment of LOSS falling within the Deductible.

VI.   DEFINITIONS

      A. BODILY INJURY means physical injury, sickness, disease, mental anguish or emotional distress sustained by any person, including death resulting therefrom.

      B. BORROWER means any obligor on a COMMERCIAL REAL ESTATE LOAN, including without limitation, any guarantor therefor, the holder of any ownership interest in an INSURED PROPERTY and any other person, entity or organization controlled by or under common control of the obligor.

      C. CLAIM means a written demand received by the INSURED seeking a remedy and alleging liability or responsibility on the part of the INSURED for LOSS under Coverage B.

      D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses, incurred with the Company's written consent, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or specifically mandated by court order, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third parties.

      E. COMMERCIAL REAL ESTATE LOAN means an obligation evidenced by loan documents which is secured by the INSURED PROPERTY, LEASEHOLD or FIXED ASSETS as scheduled in Item 5 of the Declarations, and in which loan documents the INSURED relies upon such INSURED PROPERTY, LEASEHOLD or FIXED ASSETS as security for the loan and obtains a perfected mortgage or oilier security interest.

      F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items designated as the causes or events of default as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL



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ESTATE LOAN. For purposes of this Policy, the mere presence of a POLLUTION
CONDITION shall not be deemed a cause or event of default.

      G. ENVIRONMENTAL LAWS means any federal, state or local laws (including but not limited to statutes, regulations, rules, ordinances, guidance documents, and governmental or administrative orders and directives) which are applicable to POLLUTION CONDITIONS.

      H. FIXED ASSETS means fixtures, plant and equipment at or on an INSURED PROPERTY owned by the BORROWER, which are depreciated over their useful life.

      I. FORECLOSURE means taking title to an interest in the INSURED PROPERTY, LEASEHOLD or FIXED ASSETS through the enforcement of a lien, mortgage, deed of trust or other secured interest under a COMMERCIAL REAL ESTATE LOAN, whether through legal proceedings or otherwise.

      J. INSURED means the NAMED INSURED, TRUSTEE or SERVICER, and any director, officer, partner or employee thereof while acting within the scope of his or her duties as such, and any such additional INSURED added by endorsement to this Policy.

      K. INSURED PROPERTY means the real property, including any FIXED ASSETS or LEASEHOLD, scheduled in Item 5. of the Declarations on the date of the LOSS.

      L. LEASEHOLD means the BORROWER'S right to possession of leased INSURED PROPERTY pursuant to a written lease agreement.

      M.    LOSS means:

            1. With respect to Coverage A, the OUTSTANDING BALANCE on the date of DEFAULT, including principal and accrued interest from the date of DEFAULT until the date that the OUTSTANDING BALANCE is paid, plus interest on any advances of scheduled monthly payments made by the INSURED from the date of DEFAULT, plus advances and interest on advances for PROPERTY PROTECTION actually paid by the INSURED pursuant to the COMMERCIAL REAL ESTATE LOAN or, if applicable, a POOLING AND SERVICING AGREEMENT. Such advances and interest on advances made for PROPERTY PROTECTION are limited to ten (10) percent of the OUTSTANDING BALANCE on the date of DEFAULT.

            2. With respect to Coverage B, (a) monetary awards or settlements of compensatory damages for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS; (b) CLEAN-UP COSTS; and (c) costs, charges and expenses incurred in the defense, Investigation and adjustment of CLAIMS.

            3.    With respect to Coverage C, CLEAN-UP COSTS.

      N. NAMED INSURED means the party, person or entity named in Item 1 of the Declarations.

      O. NATURAL RESOURCE DAMAGE means physical injury to or destruction of, including the resulting loss of value of, land, fish, wildlife, biota, air, water, groundwater, drinking water supplies, and other such resources belonging to, managed by, held in trust by, appertaining to, or otherwise controlled by the United States (including the resources of the fishery conservation zone established by the Magnuson-Stevens Fishery Conservation and Management Act (16 U.S.C. 1801 et seq.)), any state or local government, any foreign government, any Indian tribe, or, if such resources are subject to a trust restriction on alienation, any member of an Indian tribe.

      P. OUTSTANDING BALANCE means the principal amount of outstanding indebtedness owed to the INSURED as of the date of DEFAULT calculated pursuant
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LOAN plus interest as described in the definition of LOSS. OUTSTANDING BALANCE shall not include penalties or other fees arising out of a DEFAULT.

      Q. POLICY PERIOD means the period set forth in Item 2 of the Declarations or any shorter period arising as a result of:

            1.    cancellation of this Policy; or

            2. the deletion by the Company of a particular INSURED PROPERTY at the NAMED INSURED'S written request, but solely with respect to that INSURED PROPERTY.

      R. POLLUTION CONDITIONS means:

            1. with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

            2. with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

      S. POOLING AND SERVICING AGREEMENT MEANS THE AGREEMENT GOVERNING THE SERVICING OF THE COMMERCIAL REAL ESTATE LOAN(S).

      T. PROPERTY DAMAGE means:

            1. Physical injury to or destruction of tangible property of parties other than the INSURED, including the resulting loss of use or diminution in value thereof;

            2. LOSS of use, but not diminution in value, of tangible property of parties other than the INSURED, which has not been physically injured or destroyed;

            3.    NATURAL RESOURCE DAMAGE.

      U. PROPERTY PROTECTION means reasonable expenses necessary to protect the INSURED PROPERTY.

      V. SERVICER means the party(ies) to the POOLING AND SERVICING AGREEMENT responsible for servicing the COMMERCIAL REAL ESTATE LOAN(S).

      W. TRUSTEE means the trustee under the POOLING AND SERVICING AGREEMENT.

VII.  EXTENDED REPORTING PERIOD - COVERAGE B

      Solely with respect to Coverage B, the INSURED shall be entitled to an Automatic Extended Reporting Period, and (with certain exceptions as described in paragraph B. of this Section) entitled to purchase an Optional



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Extended Reporting Period Endorsement upon termination of coverage as defined in
Paragraph B.3. of this Section. Neither the Automatic nor the Optional Extended Reporting Period shall reinstate or increase the Policy Aggregate Limit of this Policy.

      A.    AUTOMATIC EXTENDED REPORTING PERIOD

      Provided the INSURED has not purchased any other insurance to replace Coverage B which applies to a CLAIM otherwise covered under Coverage B, the NAMED INSURED shall have a period of forty-five (45) days following the effective date of termination or coverage in which to provide written notice to the Company of CLAIMS first made and reported within the Automatic Extended Reporting Period. A CLAIM first made and reported within the Automatic Extended Reporting Period will be deemed made on the last day of the POLICY PERIOD, provided the CLAIM arises from POLLUTION CONDITIONS that commenced before the end of the POLICY PERIOD and is otherwise covered by this Policy. The Automatic Extended Reporting Period shall not apply if the Optional Extended Reporting Period becomes effective.

      B.    OPTIONAL EXTENDED REPORTING PERIOD

      The NAMED INSURED shall be entitled to purchase an Optional Extended Reporting Period upon termination of coverage, as defined in Paragraph 3. below, except in the event of nonpayment of premium.

            1. A CLAIM first made and reported within the Optional Extended Reporting Period, if purchased in accordance with the provisions contained in Paragraph 2 below, will be deemed to have been made on the last day of the POLICY PERIOD, provided that the CLAIM arises from POLLUTION CONDITIONS that commenced before the end of the POLICY PERIOD and is otherwise covered by this Policy.

            2. The Company shall issue an endorsement providing an Optional Extended Reporting Period of up to thirty-six (36) months from termination of coverage under this Policy for any INSURED PROPERTY provided that the NAMED
INSURED:

                  a. makes a written request for such endorsement which the Company receives within forty-five (45) days after termination of coverage as defined herein; and

                  b. pays the additional premium when due. If that additional premium is paid when due, the Optional Extended Reporting Period may not be canceled, provided that all other terms and conditions of the Policy are met.

            3.    Termination of coverage occurs at the time of:

                  a. cancellation or nonrenewal of this Policy by the NAMED INSURED or by the Company;

                  b. the Company's deletion from Item 5 of the Declarations of this Policy of a location which was an INSURED PROPERTY, at the INSURED's written request, but solely with respect to that INSURED PROPERTY.

            4. The Optional Extended Reporting Period is available to the NAMED INSURED for not more than 200% of the premium the Company has charged for the INSURED PROPERTY for which the Extended Reporting Period is purchased.

VIII. CONDITIONS

      A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the



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Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to the SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

      B.    SUBROGATION

            1. To the extent of any payment under this Policy, the Company shall be subrogated to all the INSURED'S rights of recovery therefor against any person or organization, with the exception of the BORROWER; provided that if the Company indemnifies the INSURED for the OUTSTANDING BALANCE under Coverage A, the Company reserves its right of FORECLOSURE against the Borrower.

            2. The INSURED shall execute and deliver instruments and papers and do whatever else is reasonably necessary to secure such rights including without limitation, assignment of the INSURED'S rights against any person or organization, with the exception of the BORROWER, who caused POLLUTION CONDITIONS on account of which the Company made any payment under this Policy.

            3. Any recovery as a result of subrogation proceedings shall accrue first to the INSURED to the extent of any LOSS in excess of the limit of coverage, then to the Company to the extent of its payment under the policy, and then to the INSURED to the extent of its deductible. Expenses incurred in such subrogation proceedings shall be apportioned among the interested parties in the recovery in the proportion that each interested party's share in the recovery bears to the total recovery. Any recoveries received by the Company via subrogation net of expenses incurred in making such recovery shall serve to reinstate the "Total all LOSSes" limit of liability stated in Item 3 of the Declarations, but only to the extent of such net recovery.

            4. The INSURED shall do nothing to prejudice the Company's rights of Subrogation.

      C. CHANGES - Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this Policy or estop the Company from asserting any right under the terms of this Policy; nor shall the terms of this Policy be waived or changed, except by endorsement issued to form a part of this Policy.

      D. SOLE Agent - The NAMED INSURED first listed in Item 1 of the Declarations shall act on behalf of all other INSUREDS, if any, for the payment or return of premium, receipt and acceptance of any endorsement issued to form a part of this Policy, and giving and receiving notice of cancellation or nonrenewal and the exercise of the rights provided in the EXTENDED REPORTING PERIOD clause.

      E. CANCELLATION - This Policy may be canceled by the INSURED by surrender thereof to the Company or any of its authorized agents or by mailing to the Company written notice stating when thereafter the cancellation shall be effective.

            This Policy may be canceled by the Company only for nonpayment of premium by mailing to the NAMED INSURED at the address shown in the Policy, written notice stating when not less than ten (10) days thereafter cancellation shall be effective. Proof of mailing of notice described in this Condition E. shall be sufficient proof of notice.

            The time of surrender or the effective date and hour of cancellation stated in the notice shall become the end of the POLICY PERIOD. Delivery of such written notice either by the NAMED INSURED or by the Company shall be equivalent to mailing. If the NAMED INSURED cancels, earned premium shall be computed in accordance with the customary short rate table. If the Company cancels, earned premium shall be computed pro rata. Premium adjustment may be either at the time cancellation is effected or as soon as practicable after cancellation becomes effective, but payment or tender of unearned premium is not a condition of
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      F. TERMINATION OF COVERAGE - In the event of the INSURED's sale of a
COMMERCIAL REAL ESTATE LOAN, coverage under Coverage; A and C will automatically terminate as of the effective date of such sale for any INSURED PROPERTY included in such sale. Coverage B, however, will continue for such INSURED PROPERTY for the remainder of the POLICY PERIOD and EXTENDED REPORTING PERIOD, if applicable.

      G. CONCEALMENT OR FRAUD - This entire Policy shall be void if, whether before or after LOSS is incurred or a CLAIM is first made, the Insured has willfully concealed or misrepresented any fact or circumstance in the Secured Creditor Impaired Property Application material to the granting of coverage under this Policy. In addition, coverage for any individual INSURED PROPERTY shall be void if whether before or after LOSS is incurred or a CLAIM is first made, the INSURED has willfully concealed or misrepresented any fact or circumstance material to the granting of coverage for the INSURED PROPERTY under this Policy.

      H.    OTHER INSURANCE

            1.    Coverage A.

                  This insurance is primary. Our obligations are not affected by any other insurance that may be primary.

            2.    Coverages B and C.

                  (a) This insurance is primary. Our obligations are not effected unless any other insurance applicable to LOSS covered by this Policy is also primary. Then, we will share with all other insurance by the method described in paragraphs (b) and (c) below.

                  (b) If other primary insurance permits contribution by equal shares, we will follow this method also. Under this approach each insurer contributes equal amounts until It has paid Its applicable limit of insurance or none of the loss remains, whichever comes first.

                  (c) If any other insurance does not permit contribution by equal shares, we will contribute by limits. Under this method, each insurers share is based on the ratio of its applicable limit of insurance to the total applicable limits of insurance of all primary insurers.

      I. RIGHT OF ACCESS AND INSPECTION - Any of the Company's authorized representatives shall have the right and opportunity but not the obligation when the Company so desires to interview persons employed by the INSURED and to inspect at any reasonable time, during the POLICY PERIOD or thereafter, an INSURED PROPERTY for which the INSURED holds title, and applicable records for COMMERCIAL REAL ESTATE LOANS. Neither the Company nor its representatives shall assume any responsibility or duty to the INSURED or to any other party, person or entity, by reason of such right of inspection. Neither the Company's right to make inspections, sample and monitor nor the actual undertaking thereof nor any report thereon shall constitute an undertaking on behalf of the INSURED or others, to determine or warrant that property or operations are safe, healthful or conform to acceptable engineering practices or are in compliance with any law, rule or regulation. The INSURED agrees to provide appropriate personnel to assist the Company's representatives during any inspection.

      J. REPRESENTATIONS - By acceptance of this Policy, the first NAMED INSURED agrees that the statements in the Declarations and Secured Creditor Impaired Property Application are its agreements and representations, that this Policy is issued in reliance upon the truth of such representations and that this Policy embodies all agreements existing between any INSURED and the Company or any of its agents relating to this insurance.



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      K.    ACTION  AGAINST  COMPANY - No person or  organization  has a right under this Policy:

            1. to join the Company as a party or otherwise bring the Company into a suit asking for damages from an INSURED; or

            2. to sue the Company on this POLICY unless all of its terms have been fully complied with.

            A person or organization may sue the Company to recover on an agreed settlement or on a final Judgment against an INSURED obtained after an actual trial; but the Company will not be liable for damages that are not payable under the terms of this Policy or that are in excess of the applicable limit of liability. An agreed settlement means a settlement and release of liability signed by the Company, the INSURED and the claimant or the claimants legal representative.

      L. BANKRUPTCY - Bankruptcy or insolvency of the INSURED or of the INSURED's estate shall not relieve the Company of any of its obligations hereunder.

      M. ARBITRATION - It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this Policy, whether arising before or after termination of this Policy, including any determination of the amount of LOSS, shall be submitted to the American Arbitration Association under and in accordance with its then prevailing commercial arbitration rules. The arbitrators shall be chosen in the manner and within the time frames provided by such rules. If permitted under such rules, the arbitrators shall be three disinterested individuals having knowledge of the legal, corporate management, or insurance issues relevant to the matters in dispute.

            Any party may commence such arbitration proceeding and the arbitration shall be conducted in New York, New York. The arbitrators shall give due consideration to the general principles of New York law in the construction and interpretation of the provisions of this Policy; provided, however, that the terms, conditions, provisions and exclusions of this Policy are to be construed in an evenhanded fashion as between the parties. Where the language of this Policy is alleged to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant terms, conditions, provisions or exclusions of the Policy (without regard to the authorship of the language, the doctrine of reasonable expectation of the parties and without any presumption or arbitrary interpretation or construction in favor of either party or parties, and in accordance with the intent of the parties.)

            The written decision of the arbitrators shall set forth its reasoning, shall be provided simultaneously to both parties and shall be binding on them. The arbitrators' award shall not include attorney fees or other costs. Judgment on the award may be entered in any court of competent jurisdiction. Each party shall bear equally the expenses of the arbitration.

      N. SERVICE OF SUIT - Subject to Paragraph M. above, it is agreed that in the event of failure of the Company to pay any amount claimed to be due hereunder, the Company, at the request of the INSURED, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this condition constitutes or should be understood to constitute a waiver of the Company's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United Stated District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. It is further agreed that service of process in such suit may be made upon General Counsel, Legal Department, American International Specialty Lines Insurance Company, 70 Pine Street, New York, New York 10270, or his or her representative, and that in any suit instituted against the Company upon this contract, the Company will abide by the final decision of such court or of any appellate court in the event of any appeal.

            Further, pursuant to any statute of any state, territory, or district of the United States which makes provision therefore, the Company hereby designates the Superintendent, Commissioner, Director of Insurance, or other officer specified for that purpose in the statute, or his or her successor or successors in office as its true and



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lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the INSURED or any beneficiary hereunder arising out of this contract of insurance, and hereby designates the above named General Counsel as the person to whom the said officer authorized to mail such process or a true copy thereof.

      O. SOLD LOANS - In the event a COMMERCIAL REAL ESTATE LOAN(S) is sold by the INSURED, the Company agrees to offer coverage to the new owner of the COMMERCIAL REAL ESTATE LOAN(S) identical to coverage provided the INSURED under this Policy. The per INSURED PROPERTY premium to be charged to the new owner of the COMMERCIAL REAL ESTATE LOAN(S) will be equal to the pro rata premium applying to an INSURED PROPERTY as of the date of sale plus not more than 5100 per INSURED PROPERTY. Additional premium may be charged to the new owner of the COMMERCIAL REAL ESTATE LOAN for negotiated differences in terms and conditions, including but not limited to, POLICY PERIOD, limits of liability and deductible.

      P. LENDER LIABILITY - The existence of any legal protection for the INSURED against liability of any kind whatsoever in connection with POLLUTION CONDITIONS, including but not limited to the secured creditor exemption in
Section 9601(2) of the Comprehensive Environmental Response. Compensation and Liability Act, 42 U.S.C. Sec. 9601 et seq., shall in no way affect the rights of the INSURED under this Policy. Any failure of the INSURED to qualify for such protection shall not in and of itself trigger Exclusion IV.E or in any other way affect the rights of the INSURED under this Policy.

IN WITNESS WHEREOF, has caused this Policy to be signed by its president and secretary and signed on the Declarations page by its duly authorized representative or countersigned in states where applicable.



/S/                                      /S/
------------------------------------     ---------------------------------------
               SECRETARY                                PRESIDENT






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                             AMERICAN INTERNATIONAL
                        SPECIALTY LINES INSURANCE COMPANY
                        A Capital Stock Insurance Company
                         175 Water Street, Twelfth Floor
                            New York, New York 10038

[LOGO OMITTED]
   A Member
   Company
 of American
International
 Group, Inc.




NAMED INSURED:    Wells Fargo Bank of Minnesota, N.A. as Trustee
                  for the registered holders of
                  Banc of America Commercial Mortgage Inc.,
                  Commercial Mortgage Pass-Through Certificates, Series 2000-2

POST OFFICE:      11000 Broken Land Parkway
                  Columbia, MD 21044-3562
                  Attn: Corporate Trust Services (CMBS), Banc of America
                  Commercial Mortgage Inc., Series 2000-2

NOTICE:           COVERAGE B PROVIDES CLAIMS-MADE-AND-REPORTED COVERAGE. PLEASE
                                 READ CAREFULLY.

                    SECURED CREDITOR IMPAIRED PROPERTY POLICY
                                   (PORTFOLIO)

                                  DECLARATIONS


POLICY NUMBER:          341 73 31

ITEM 1: NAMED INSURED   Wells Fargo Bank of Minnesota, N.A. as Trustee
                        for the registered holders of
                        Banc of America Commercial Mortgage Inc.,
                        Commercial Mortgage Pass-Through Certificates, Series
                        2000-2

        ADDRESS         11000 Broken Land Parkway
                        Columbia, MD 21044-3562
                        Attn:  Corporate Trust Services (CMBS), Banc of
                        America
                        Commercial Mortgage Inc., Series 2000-2

ITEM 2: POLICY PERIOD:  FROM 9/22/00 TO 9/22/17
                        12:01 A.M. Standard time at the address of the Named Insured shown above.

ITEM 3: LIMITS OF LIABILITY:  Each LOSS         $22,500,000

                              Total all LOSSes  $59,000,000

ITEM 4: DEDUCTIBLE:           Each LOSS         $0

ITEM 5: INSURED PROPERTY(IES):  SEE SCHEDULE OF INSURED PROPERTY ENDORSEMENTS

ITEM 6: POLICY PREMIUM: $41,650

BROKER:     ENVIRONMENTAL CAPITAL INSURANCE BROKERAGE, INC.
            226 LOWELL STREET, UNIT B-3B
            WILMINGTON, MA 01887

ENDORSEMENTS:     SEE FORMS SCHEDULE



                               /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)





















               Copyright, American International Group, Inc., 2000
       NOTICE: THIS INSURANCE IS NOT LICENSED BY THE STATE OF NEW YORK

                                 FORMS SCHEDULE
                                 --------------


NAMED INSURED: Wells Fargo Bank of Minnesota, N.A. as Trustee
               for the registered holders of
               Banc of America Commercial Mortgage Inc.,
               Commercial Mortgage Pass-Through Certificates, Series 2000-2

POLICY NO.:    341 73 31

EFFECTIVE 12:01 AM:  9/22/00





FORM NAME                                                      FORM NUMBER
--------------------------------------------------------------------------------
AISLIC Secured Creditor Impaired Property Policy               75795 (2/00)
Declarations Page                                              75795 (2/00)
Insured Property Endorsement
Amendatory Endorsement
Asbestos and Lead Based Paint Endorsement

                                ENDORSEMENT NO. 1

FORMS A PART OF POLICY NUMBER:  341 73 31

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                         SCHEDULE OF INSURED PROPERTIES
                         ------------------------------

In consideration of premium paid, it is hereby agreed that the following property is scheduled as an INSURED PROPERTY effective 12:01 a.m. 9/22/00 and expires 12:01 a.m. 9/22/17:


--------------------------------------------------------------------------------
Address                             City                State            Zip
--------------------------------------------------------------------------------
8620 Peace Way                      Las Vegas           NV               89147
--------------------------------------------------------------------------------
495 Laketower Drive                 Lexington           KY               40502
--------------------------------------------------------------------------------
717 South Highway 101               Solana Beach        CA               92075
--------------------------------------------------------------------------------
300 M.A.C. Avenue                   East Lansing        MA               48823
--------------------------------------------------------------------------------
8801-8871 Fontainebleau Boulevard   Miami               FL               33172
--------------------------------------------------------------------------------
19500 Western Avenue                Torrance            CA               90501
--------------------------------------------------------------------------------
121 7th Place East                  St. Paul            MN               55101
--------------------------------------------------------------------------------
636 Grand Regency Blvd.             Brandon             FL               33510
--------------------------------------------------------------------------------
6410-6440 Southpoint Parkway        Jacksonville        FL               32216
--------------------------------------------------------------------------------
50 South 3rd Street                 Memphis             TN               38103
--------------------------------------------------------------------------------
3750 South Arville Street           Las Vegas           NV               89103
--------------------------------------------------------------------------------
2420-2460 West 26th Ave.            Denver              CO               80211
--------------------------------------------------------------------------------
201 East Main Street                Lexington           KY               40507
--------------------------------------------------------------------------------
11 East 44th Street                 New York            NY               10017
--------------------------------------------------------------------------------


All other terms, conditions and exclusions remain the same.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 2

THIS ENDORSEMENT, EFFECTIVE 12:01 AM, 9/22/00

FORMS A PART OF POLICY NO.:     341 73 31

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                SECURED CREDITOR IMPAIRED PROPERTY ENDORSEMENT
                ----------------------------------------------


        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY

      It is hereby agreed that the Policy is amended as follows:

1. Section II. NOTICE REQUIREMENTS AND CLAIM PROVISIONS, paragraph A. is deleted in its entirety and replaced with the following:

            A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                         and

                  Division Attorney - Pollution Legal Liability
                  Commerce and Industry Insurance Company
                  175 Water Street
                  New York, New York 10038

      or other address(es) as substituted by the Company in writing.

2. Section III. DUTIES OF THE INSURED IN THE EVENT OF LOSS, paragraph A is deleted in its entirety and replaced with the following:

            A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C:

            1.    all correspondence between the INSURED and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED. whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the Insured concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

3. Section IV. EXCLUSIONS, paragraph G is deleted in its entirety and replaced with the following:

            G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

4. Section VI. DEFINITIONS, paragraph D, CLEAN-UP COSTS, F. DEFAULT, and R. POLLUTION CONDITIONS are deleted in their entirety and replaced with the following, respectively:

            D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses incurred with the Company's written consent which consent shall not be unreasonably withheld or delayed, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or by court order or directive, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

            F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items designated as the causes or events of default as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN.

            R. POLLUTION CONDITIONS means:

                  (1) With respect to Coverages A and C, the discharge,
            dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, hazardous substances, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, resulting in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

                  (2) with respect to Coverage B, the discharge, dispersal,
            release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

5. Section VIII. CONDITIONS, paragraph A. ASSIGNMENT is deleted in its entirety and replaced with the following:

            A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to a SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.


All other terms, conditions and exclusions shall remain the same.



                               /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  9/22/00

FORMS A PART OF POLICY #:  341 73 31

ISSUED TO: Wells Fargo Bank of Minnesota, N.A. as Trustee
           for the registered holders of
           Banc of America Commercial Mortgage Inc.,
           Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:        American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby agreed that Paragraphs J & K of SECTION IV. EXCLUSIONS are deleted in their entirety and replaced with the following:

J. arising from the presence of asbestos or asbestos-containing materials installed in or on any building or other structure. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.

K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

           AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY


                  SECURED CREDITOR IMPAIRED PROPERTY POLICY


THIS POLICY HAS CERTAIN PROVISIONS AND REQUIREMENTS UNIQUE TO IT AND MAY BE DIFFERENT FROM OTHER POLICIES THE INSURED MAY HAVE PURCHASED. PLEASE READ THE ENTIRE POLICY CAREFULLY TO DETERMINE THE INSURED'S RIGHTS AND DUTIES, AND WHAT IS AND IS NOT COVERED. VARIOUS PROVISIONS THROUGHOUT THIS POLICY RESTRICT OR EXCLUDE COVERAGE.

COVERAGE  IS  AFFORDED  ONLY FOR THOSE  INSURED  PROPERTIES  SCHEDULED  ON THE
POLICY.

DEFINED TERMS APPEAR IN BOLD FACE TYPE.

In consideration of the payment of the premium, in reliance upon the statements in the Declarations and Secured Creditor Impaired Property Application incorporated by reference and made a part hereof, and pursuant to all of the terms of this Policy, the Company agrees with the INSURED as follows:

I.    INSURING AGREEMENT

      A.    COVERAGE A - DEFAULT AND POLLUTION CONDITIONS

            The Company will indemnify the INSURED for LOSS, if during the POLICY PERIOD and prior to FORECLOSURE, there is a DEFAULT by a BORROWER on a COMMERCIAL REAL ESTATE LOAN secured by an INSURED PROPERTY, LEASEHOLD or FIXED ASSETS, and there are POLLUTION CONDITIONS on, under or emanating from the same INSURED PROPERTY prior to or while the COMMERCIAL REAL ESTATE LOAN is in DEFAULT.

      B.    COVERAGE B - THIRD-PARTY CLAIMS

            The Company agrees to pay LOSS on behalf of the INSURED that the INSURED becomes legally obligated to pay as a result of CLAIMS first made against the INSURED and reported to the Company, in writing, during the POLICY PERIOD, for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS resulting from POLLUTION CONDITIONS on, under or emanating from an INSURED PROPERTY.

      C.    COVERAGE C - CLEAN-UP OF POLLUTION CONDITIONS

            The Company agrees to pay LOSS on behalf of the INSURED, after FORECLOSURE, if CLEAN-UP COSTS are sustained because there are POLLUTION CONDITIONS on, under or emanating from the INSURED PROPERTY during the POLICY PERIOD provided that where required, such POLLUTION CONDITIONS have been reported by the INSURED to the appropriate governmental agency in compliance with applicable ENVIRONMENTAL LAWS, in effect as of the date of discovery.

      D.    LEGAL EXPENSE AND DEFENSE - COVERAGE B

            The Company shall have the right and duty to investigate and defend any CLAIM described in Coverage B. The Company's duty to defend or continue defending any such CLAIM, and to pay any LOSS, shall cease once the applicable limit of coverage, as described in Section V. LIMITS OF COVERAGE; DEDUCTIBLE has been exhausted. Investigation and defense costs, charges and expenses are included in LOSS, reduce the applicable limit of liability, and are included within the Deductible amount shown in Item 4 of the Declarations.

      E.    INDEPENDENT COUNSEL - COVERAGE B

            If the INSURED is entitled by law to select independent counsel to defend the INSURED at the Company's expense, the attorney fees and all other litigation expenses the Company must pay to that counsel are limited to the rates the Company actually pays to counsel the Company retains in the ordinary course of business in the defense of similar CLAIMS in the community where the CLAIM arose or is being defended.

            Additionally, the Company may exercise the right to require that such counsel have certain minimum qualifications with respect to their competency, inducing experience in defending CLAIMS or suits similar to the one pending against the INSURED and to require such counsel to have errors and omissions insurance coverage. As respects to such counsel, the INSURED agrees that counsel will timely respond to the Company's request for information regarding the CLAIM.

            Furthermore, the INSURED may at any time, by its signed consent, freely and fully waive its rights to select independent counsel

II.   NOTICE REQUIREMENTS AND CLAIM PROVISIONS

      It is a condition precedent to any rights afforded under this Policy that the INSURED provide the Company with notice of DEFAULT and POLLUTION CONDITIONS, or LOSS as follows:

      A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS, or LOSS to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                  and

                  Division Attorney - Pollution Legal Liability
                  American International Specialty Lines Insurance Company 175 Water Street, Twelfth Floor
                  New York, New York 10038

or other address(es) as substituted by the Company in writing.

      B. The notice shall include, at a minimum, information sufficient to identify the INSURED, the INSURED PROPERTY, the names of the persons with knowledge regarding the time, place, cause, nature of and other circumstances of the DEFAULT and POLLUTION CONDITIONS, or LOSS.

      C. The notice may be provided only by the INSURED and may not be delegated to third parties. It is not a defense to this condition precedent that the Company learned of the DEFAULT and POLLUTION CONDITIONS, or LOSS through any independent means.

III.  DUTIES OF THE INSURED IN THE EVENT OF LOSS

      A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS, or LOSS:

            1.    all correspondence between the INSURED and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the Insured concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

      B. NO INSURED shall voluntarily enter into any settlement, make any payment, assume any obligation, or incur any costs, charges or expenses in the defense or investigation of a CLAIM without the Company's consent which shall not be unreasonably withheld or delayed, except at the INSURED'S own cost, or in response to an emergency or pursuant to ENVIRONMENTAL LAWS which require immediate remediation of POLLUTION CONDITIONS.

      C. If the INSURED refuses to consent to any settlement within the limits of coverage of this Policy recommended by the Company and acceptable to the claimant, the Company's duty to defend the INSURED shall then cease and the INSURED shall thereafter negotiate or defend such CLAIM independently of the Company and the Company's liability shall not exceed the amount, less the Deductible or any outstanding Deductible balance, for which the CLAIM could have been settled if such recommendation was consented to.

      D. The INSURED must cooperate with the Company and offer all reasonable assistance in the investigation and defense of CLAIMs. The Company may require that the INSURED submit to examination under oath, and attend hearings, depositions and trials. In the course of investigation or defense, the Company may require written statements or the INSURED's attendance at meetings with the Company. The INSURED must reasonably assist the Company in effecting settlement, securing and providing evidence and obtaining the attendance of witnesses, all without charge to the Company.

IV.   EXCLUSIONS

      This Policy does not apply to LOSS:

      A. due to or for any punitive, exemplary or multiplied portion of multiple damages or any civil or administrative fines, penalties or assessments, except where such damages, fines, penalties or assessments are insurable by applicable law; or any criminal fines, penalties or assessments.

      B. arising as a result of liability of others assumed by the INSURED under any contract or agreement, unless the liability of the INSURED would have attached in the absence of such contract or agreement.

      C. arising out of any obligation of the INSURED under any worker's compensation, unemployment compensation or disability benefits law or similar law.

      D. arising from BODILY INJURY to an employee of the INSURED or its parent, subsidiary or affiliate arising out of and in the course of employment by the INSURED or its parent, subsidiary or affiliate. This exclusion applies (1) whether the INSURED may be liable as an employer or in any other capacity; and
(2) to any obligation to share damages with or repay third parties that must pay damages because of this injury.

      E. arising from POLLUTION CONDITIONS resulting from or attributable to the INSURED'S intentional, knowing, willful or deliberate noncompliance with any statute, regulation, ordinance, administrative complaint, notice of violation, notice letter, executive order, or instruction of any governmental agency or body.

      F. arising from POLLUTION Conditions resulting from an intentionally illegal act or omission of the INSURED, if the INSURED knew that the POLLUTION CONDITIONS would result.

      G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY, and not otherwise specifically excluded by endorsement to this Policy, if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

      H. by one INSURED against any other person or entity who is also an INSURED under this Policy.

      I. for costs, charges or expenses incurred by the INSURED for goods supplied or services performed by the staff or salaried employees of the INSURED, or its parent, subsidiary or affiliate, unless such costs, charges or expenses are incurred with the prior written approval of the Company in its sole discretion.

      J. ARIsing from the presence of asbestos or any asbestos-containing materials installed in or on any building or other structure.

      K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY.

V.    LIMITS OF COVERAGE: DEDUCTIBLE

      Regardless of the number of POLLUTION CONDITIONS, INSUREDS, CLAIMS, LOSSES or claimants under this Policy, the following limits of coverage apply:

      A.    POLICY AGGREGATE LIMIT

      The Company's total liability for all LOSS covered under this Policy shall not exceed the "Total all LOSSes" stated in Item 3 of the Declarations. The purchase of an Extended Reporting Period pursuant to Section VII. of this Policy shall not serve to reinstate or increase the "Total all LOSSes".

      B.    EACH LOSS LIMIT

      Subject to and included in the limit of liability described in Paragraph
A. above, the most the Company will pay in excess of the deductible amount shown in Item 4 of the Declarations for each LOSS under Coverage A and B, and for all CLEAN-UP COSTS arising from the same, continuous or related POLLUTION CONDITIONS under Coverage C, is the "Each LOSS" limit of liability shown in Item 3 of the Declarations.

      C.    RELATED POLLUTION CONDITIONS

            1. Solely with respect to Coverage B, if a CLAIM for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS is first made against the INSURED and reported to the Company during this POLICY PERIOD, all CLAIMs for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS arising from the same, continuous or related POLLUTION CONDITIONS, which are made against the INSURED and reported under a subsequent Secured Creditor Impaired Property Policy issued by the Company or its affiliate, shall be deemed to have been first made and reported under this Policy and shall be subject to the Limits of Liability under this Policy.

      Coverage under this Policy for such CLAIMS made against the INSURED and reported under a subsequent Secured Creditor Impaired Property Policy as described in Paragraph 1. above, shall not apply unless at the time such CLAIMS are first made and reported the INSURED has maintained with the Company or its affiliate Secured Creditor Impaired Property coverage substantially the same as this coverage on a successive, uninterrupted basis since the first such CLAIM was made against the INSURED and reported to the Company.

            2. All LOSS arising from the same, continuous, or related POLLUTION CONDITIONS shall be subject to one "Each LOSS" limit of liability. In the event coverage is provided under more than one of Coverages A, B and C, only one "Each LOSS" limit stated in Item 3 of the Declarations shall apply.

      D.    DEDUCTIBLE

      Subject to Section V. LIMITS OF COVERAGE; DEDUCTIBLE, Paragraphs A., and
B. above, this Policy is to pay all LOSS in excess of the "Each LOSS" Deductible amount stated in Item 4 of the Declarations. The Deductible amount includes investigation and defense costs, charges and expenses, and applies to all LOSS arising from the same, related or continuous POLLUTION CONDITIONS.

      The INSURED shall promptly reimburse the Company for advancing any payment of LOSS falling within the Deductible.

VI.   DEFINITIONS

      A. BODILY INJURY means physical injury, sickness, disease, mental anguish or emotional distress sustained by any person, including death resulting therefrom.

      B. BORROWER means any obligor on a COMMERCIAL REAL ESTATE LOAN, including without limitation, any guarantor therefor, the holder of any ownership interest in an INSURED PROPERTY and any other person, entity or organization controlled by or under common control of the obligor.

      C. CLAIM means a written demand received by the INSURED seeking a remedy and alleging liability or responsibility on the part of the INSURED for LOSS under Coverage B.

      D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses, incurred with the Company's written consent, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or specifically mandated by court order, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

      E. COMMERCIAL REAL ESTATE LOAN means an obligation evidenced by loan documents which is secured by the INSURED PROPERTY, LEASEHOLD or FIXED ASSETS as scheduled in Item 5 of the Declarations, and in which loan documents the INSURED relies upon such INSURED PROPERTY, LEASEHOLD or FIXED ASSETS as security for the loan and obtains a perfected mortgage or other security interest.

      F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items designated as the causes or events of DEFAULT as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. For purposes of this Policy, the mere presence of a POLLUTION CONDITION shall not be deemed a cause or event of default.

      G. ENVIRONMENTAL LAWS means any federal, state or local laws (including but not limited to statutes, regulations, rules, ordinances, guidance documents, and governmental or administrative orders and directives) which are applicable to POLLUTION CONDITIONS.

      H. FIXED ASSETS means fixtures, plant and equipment at or on an INSURED PROPERTY owned by the BORROWER, which are depreciated over their useful life.

      I. FORECLOSURE means taking title to an interest in the INSURED PROPERTY, LEASEHOLD or FIXED ASSETS through the enforcement of a lien, mortgage, deed of trust or other secured interest under a COMMERCIAL REAL ESTATE LOAN, whether through legal proceedings or otherwise.

      J. INSURED means the NAMED INSURED, TRUSTEE or SERVICER, and any DIRECTOR, officer, partner or employee thereof while acting within the scope of his or her duties as such, and any such additional INSURED added by endorsement to this Policy.

      K. INSURED PROPERTY means the real property, including any FIXED ASSETS or LEASEHOLD, scheduled in Item 5. of the Declarations on the date of the LOSS.

      L. LEASEHOLD means the BORROWER'S right to possession of leased INSURED PROPERTY pursuant to a written lease agreement.

      M. LOSS means:

            1. With respect to Coverage A, the OUTSTANDING BALANCE on the date of DEFAULT, including principal and accrued interest from the date of DEFAULT until the date that the OUTSTANDING BALANCE is paid, plus interest on any advances of scheduled monthly payments made by the INSURED from the date of DEFAULT, plus advances and interest on advances for PROPERTY PROTECTION actually paid by the INSURED pursuant to the COMMERCIAL REAL ESTATE LOAN or, if applicable, a POOLING AND SERVICING AGREEMENT. Such advances and interest on advances made for PROPERTY PROTECTION are limited to ten (10) percent of the OUTSTANDING BALANCE on the date of DEFAULT.

            2. With respect to Coverage B, (a) monetary awards or settlements of compensatory damages for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS; (b) CLEAN-UP COSTS; and (c) costs, charges and expenses incurred in the defense, investigation and adjustment of CLAIMS.

            3.    With respect to Coverage C, CLEAN-UP COSTS.

      N. NAMED INSURED means the party, person or entity named in Item 1 of the Declarations.

      O. NATURAL RESOURCE DAMAGE means physical injury to or destruction of, including the resulting LOSS of value of, land, fish, wildlife, biota, air, water, groundwater, drinking water supplies, and other such resources belonging to, managed by, held in trust by, appertaining to, or otherwise controlled by the United States (including the resources of the fishery conservation zone established by the Magnuson-Stevens Fishery Conservation and Management Act (16 U.S.C. 1801 et seq.)), any state or local government, any foreign government, any Indian tribe, or, if such resources are subject to a trust restriction on alienation, any member of an Indian tribe.

      P. OUTSTANDING BALANCE means the principal amount of outstanding indebtedness owed to the INSURED as of the date of DEFAULT calculated pursuant to the terms and conditions of the COMMERCIAL REAL ESTATE LOAN plus interest as described in the definition of LOSS. OUTSTANDING BALANCE shall not include penalties or other fees arising out of a DEFAULT.

      Q. POLICY PERIOD means the period set forth in Item 2 of the Declarations or any shorter period arising as a result of:

            1.    cancellation of this Policy; or

            2. the deletion by the Company of a particular INSURED Property at the NAMED INSURED's written request, but solely with respect to that INSURED PROPERTY.

      R. POLLUTION CONDITIONS means:

            1. with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

            2. with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

      S. POOLING AND SERVICING AGREEMENT means the agreement governing the servicing of the COMMERCIAL REAL ESTATE LOAN(S).

      T. PROPERTY DAMAGE means:

            1. Physical injury to or destruction of tangible property of parties other than the INSURED, including the resulting loss of use or diminution in value thereof;

            2. LOSS of use, but not diminution in value, of tangible property of parties other than the INSURED, which has not been physically injured or destroyed;

            3.    NATURAL RESOURCE DAMAGE.

      U. PROPERTY PROTECTION means reasonable expenses necessary to protect the INSURED PROPERTY.

      V. SERVICER means the party(ies) to the POOLING AND SERVICING AGREEMENT responsible for servicing the COMMERCIAL REAL ESTATE LOAN(S).

      W. TRUSTEE means the trustee under the POOLING AND SERVICING AGREEMENT.

VII.  EXTENDED REPORTING PERIOD - COVERAGE B

      Solely with respect to Coverage B, the INSURED shall be entitled to an Automatic Extended Reporting Period, and (with certain exceptions as described in paragraph B. of this Section) entitled to purchase an Optional Extended Reporting Period Endorsement upon termination of coverage as defined in Paragraph B.3. of this Section. Neither the Automatic nor the Optional Extended Reporting Period shall reinstate or increase the Policy Aggregate Limit of this Policy.

      A.    AUTOMATIC EXTENDED REPORTING PERIOD

            Provided the INSURED has not purchased any other insurance to replace Coverage B which applies to a CLAIM otherwise covered under Coverage B, the NAMED INSURED shall have a period of forty-live (45) days following the effective date of termination of coverage in which to provide written notice to the Company of CLAIMs first made and reported within the Automatic Extended Reporting Period. A CLAIM first made and reported within the Automatic Extended Reporting Period will be deemed made on the last day of the POLICY PERIOD, provided the CLAIM arises from POLLUTION CONDITIONS that commenced before the end of the POLICY PERIOD and is otherwise covered by this Policy. The Automatic Extended Reporting Period shall not apply if the Optional Extended Reporting Period becomes effective.

      B.    OPTIONAL EXTENDED REPORTING PERIOD

            The NAMED INSURED shall be entitled to purchase an Optional Extended Reporting Period upon termination of coverage, as defined in Paragraph 3. below, except in the event of nonpayment of premium.

            1. A CLAIM first made and reported within the Optional Extended Reporting Period, if purchased in accordance with the provisions contained in Paragraph 2 below, will be deemed to have been made on the last day of the POLICY PERIOD, provided that the CLAIM arises from POLLUTION CONDITIONS that commenced before the end of the POLICY PERIOD and is otherwise covered by this Policy.

            2. The Company shall issue an endorsement providing an Optional Extended Reporting Period of up to thirty-six (36) months from termination of coverage under this Policy for any INSURED PROPERTY provided that the NAMED
INSURED:

                  a. makes a written request for such endorsement which the Company receives within forty-five (45) days after termination of coverage as defined herein; and

                  b. pays the additional premium when due. If that additional premium is paid when due, the Optional Extended Reporting Period may not be canceled, provided that all other terms and conditions of the Policy are met.

            3.    Termination of coverage occurs at the time of:

                  a. cancellation or nonrenewal of this Policy by the NAMED INSURED or by the Company;

                  b. the Company's deletion from Item 5 of the Declarations of this Policy of a location which was an INSURED PROPERTY, at the INSURED's written request, but solely with respect to that INSURED PROPERTY.

            4. The Optional Extended Reporting Period is available to the NAMED INSURED for not more than 200% of the premium the Company has charged for the INSURED PROPERTY for which the Extended Reporting Period is purchased.

VIII. CONDITIONS

      A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to the SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

      B.    SUBROGATION

            1. To the extent of any payment under this Policy, the Company shall be subrogated to all the INSURED'S rights of recovery therefor against any person or organization, with the exception of the BORROWER; provided that if the Company indemnifies the INSURED for the OUTSTANDING BALANCE under Coverage A, the Company reserves its right of FORECLOSURE against the Borrower.

            2. The INSURED shall execute and deliver instruments and papers and do whatever else is reasonably necessary to secure such rights including without limitation, assignment of the INSURED's rights against any person or organization, with the exception of the BORROWER, who caused POLLUTION CONDITIONS on account of which the Company made any payment under this Policy.

            3. Any recovery as a result of subrogation proceedings shall accrue first to the INSURED to the extent of any LOSS in excess of the limit of coverage, then to the Company to the extent of its payment under the policy, and then to the INSURED to the extent of its Deductible. Expenses incurred in such subrogation proceedings shall be apportioned among the interested parties in the recovery in the proportion that each interested party's share in the recovery bears to the total recovery. Any recoveries received by the Company via subrogation net of expenses incurred in making such recovery shall serve to reinstate the "Total all LOSSes" limit of liability stated in Item 3 of the Declarations, but only to the extent of such net recovery.

            4. The INSURED shall do nothing to prejudice the Company's rights of Subrogation.

      C. CHANGES - Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this Policy or estop the Company from asserting any right under the terms of this Policy; nor shall the terms of this Policy be waived or changed, except by endorsement issued to form a part of this Policy.

      D. SOLE AGENT -- The NAMED INSURED first listed in Item 1 of the Declarations shall act on behalf of all other INSUREDS, if any, for the payment or return of premium, receipt and acceptance of any endorsement issued to form a part of this Policy, and giving and receiving notice of cancellation or nonrenewal and the exercise of the rights provided in the EXTENDED REPORTING PERIOD clause.

      E. CANCELLATION - This Policy may be canceled by the INSURED by surrender thereof to the Company or any of its authorized agents or by mailing to the Company written notice stating when thereafter the cancellation shall be effective.

      This Policy may be canceled by the Company only for nonpayment of premium by mailing to the NAMED INSURED at the address shown in the Policy, written notice stating when not less than ten (10) days thereafter cancellation shall be effective. Proof of mailing of notice described in this Condition E. shall be sufficient proof of notice.

      The time of surrender or the effective date and hour of cancellation stated in the notice shall become the end of the POLICY PERIOD. Delivery of such written notice either by the NAMED INSURED or by the Company shall be equivalent to mailing. If the NAMED INSURED cancels, earned premium shall be computed in accordance with the customary short rate table. If the Company cancels, earned premium shall be computed pro rata. Premium adjustment may be either at the time cancellation is effected or as soon as practicable after cancellation becomes effective, but payment or tender of unearned premium is not a condition of cancellation.

      F. TERMINATION OF COVERAGE - In the event of the INSURED'S sale of a COMMERCIAL REAL ESTATE LOAN coverage under Coverages A and C will automatically terminate as of the effective date of such sale for any INSURED PROPERTY included in such sale. Coverage B, however, will continue for such INSURED PROPERTY for the remainder of the POLICY PERIOD and EXTENDED REPORTING PERIOD, if applicable.

      G. CONCEALMENT OR FRAUD - This entire Policy shall be void if, whether before or after LOSS is incurred or a CLAIM is first made, the Insured has willfully concealed or misrepresented any fact or circumstance in the Secured Creditor Impaired Property Application material to the granting of coverage under this Policy. In addition, coverage for any individual INSURED PROPERTY shall be void if, whether before or after LOSS is incurred or a CLAIM is first made, the INSURED has willfully concealed or misrepresented any fact or circumstance material to the granting of coverage for the INSURED PROPERTY under this Policy.

      H.    OTHER INSURANCE

            1.    Coverage A.

                  This insurance is primary. Our obligations are not affected by any other insurance that may be primary.

            2.    Coverages B and C.

                  (a) This insurance is primary. Our obligations are not affected unless any other insurance applicable to LOSS covered by this Policy is also primary. Then, we will share with all other insurance by the method described in paragraphs (b) and (c) below.

                  (b) If other primary insurance permits contribution by equal shares, we will follow this method also. Under this approach each insurer contributes equal amounts until it has paid its applicable limit of insurance or none of the loss remains, whichever comes first.

                  (c) If any other insurance does not permit contribution by equal shares, we will contribute by limits. Under this method, each insurer's share is based on the ratio of its applicable limit of insurance to the total applicable limits of insurance of all primary insurers.

      I. RIGHT OF ACCESS AND INSPECTION - Any of the Company's authorized representatives shall have the right and opportunity but not the obligation when the Company so desires to interview persons employed by the INSURED and to inspect at any reasonable time, during the POLICY PERIOD or thereafter, an INSURED PROPERTY for which the INSURED holds title, and applicable records for Commercial Real estate Loans. Neither the Company nor its representatives shall assume any responsibility or duty to the INSURED or to any other party, person or entity, by reason of such right of inspection. Neither the Company's right to make inspections, sample and monitor nor the actual undertaking thereof nor any report thereon shall constitute an undertaking on behalf of the INSURED or others, to determine or warrant that property or operations are safe, healthful or conform to acceptable engineering practices or are in compliance with any law, rule or regulation. The INSURED agrees to provide appropriate personnel to assist the Company's representatives during any inspection.

      J. REPRESENTATIONS - By acceptance of this Policy, the first NAMED INSURED agrees that the statements in the Declarations and Secured Creditor Impaired Property Application are its agreements and representations, that this Policy is issued in reliance upon the truth of such representations and that this Policy embodies all agreements existing between any INSURED and the Company or any of its agents relating to this insurance.

      K. ACTION AGAINST COMPANY - No person or organization has a right under this Policy:

            1. to join the Company as a party or otherwise bring the Company into a suit asking for damages from an INSURED; or

            2. to sue the Company on this Policy unless all of its terms have been fully complied with.

      A person or organization may sue the Company to recover on an agreed settlement or on a final judgment against an INSURED obtained after an actual trial; but the Company will not be liable for damages that are not payable under the terms of this Policy or that are in excess of the applicable limit of liability. An agreed settlement means a settlement and release of liability signed by the Company, the INSURED and the claimant or the claimant's legal representative.

      L. BANKRUPTCY - Bankruptcy or insolvency of the INSURED or of the INSURED'S estate shall not relieve the Company of any of its obligations hereunder.

      M. ARBITRATION - It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this Policy, whether arising before or after termination of this Policy, including any determination of the amount of LOSS, shall be submitted to the American Arbitration Association under and in accordance with its then prevailing commercial arbitration rules. The arbitrators shall be chosen in the manner and within the time frames provided by such rules. If permitted under such rules, the arbitrators shall be three disinterested individuals having knowledge of the legal, corporate management, or insurance issues relevant to the matters in dispute.

      Any party may commence such arbitration proceeding and the arbitration shall be conducted in New York, New York. The arbitrators shall give due consideration to the general principles of New York law in the construction and interpretation of the provisions of this Policy; provided, however, that the terms, conditions, provisions and exclusions of this Policy are to be construed in an evenhanded fashion as between the parties. Where the language of this Policy is alleged to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant terms, conditions, provisions or exclusions of the Policy (without regard to the authorship of the language, the doctrine of reasonable expectation of the parties and without any presumption or arbitrary interpretation or construction in favor of either party or parties, and in accordance with the intent of the parties.)

      The written decision of the arbitrators shall set forth its reasoning, shall be provided simultaneously to both parties and shall be binding on them. The arbitrators' award shall not include attorney fees or other costs. Judgment on the award may be entered in any court of competent jurisdiction. Each party shall bear equally the expenses of the arbitration.

      N. SERVICE OF SUIT - Subject to Paragraph M. above, it is agreed that in the event of failure of the Company to pay any amount Claimed to be due hereunder, the Company, at the request of the INSURED, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this condition constitutes or should be understood to constitute a waiver of the Company's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United Stated District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. It is further agreed that service of process in such suit may be made upon General Counsel, Legal Department, American International Specialty Lines Insurance Company, 70 Pine Street, New York, New York 10270, or his or her representative, and that in any suit instituted against the Company upon this contract, the Company will abide by the final decision of such court or of any appellate court in the event of any appeal.

      Further, pursuant to any statute of any state, territory, or district of the United States which makes provision therefore, the Company hereby designates the Superintendent, Commissioner, Director of Insurance, or other officer specified for that purpose in the statute, or his or her successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the INSURED or any beneficiary hereunder arising out of this contract of insurance, and hereby designates the above named General Counsel as the person to whom the said officer authorized to mail such process or a true copy thereof.

      O. SOLD LOANS -- In the event a COMMERCIAL REAL ESTATE LOAN(S) is sold by the INSURED, the Company agrees to offer coverage to the new owner of the COMMERCIAL REAL ESTATE LOAN(S) identical to coverage provided the INSURED under this Policy. The per INSURED PROPERTY premium to be charged to the new owner of the COMMERCIAL REAL ESTATE LOAN(S) will be equal to the pro rata premium applying to an INSURED PROPERTY as of the date of sale plus not more than $100 per INSURED PROPERTY. Additional premium may be charged to the new owner of the COMMERCIAL REAL ESTATE LOAN for negotiated differences in terms and conditions, including but not limited to, POLICY PERIOD, limits of liability and deductible.

      P. LENDER LIABILITY -- The existence of any legal protection for the INSURED against liability of any kind whatsoever in connection with POLLUTION CONDITIONS, including but not limited to the secured creditor exemption in
Section 9601(2) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sec. 9801 et seq., shall in no way affect the rights of the INSURED under this Policy. Any failure of the INSURED to qualify for such protection shall not in and of itself trigger Exclusion IV.E or in any other way affect the rights of the INSURED under this Policy.

IN WITNESS WHEREOF, the Company has caused this Policy to be signed by its president and secretary and signed on the Declarations page by its duly authorized representative or countersigned in states where applicable.



/S/                                      /S/
------------------------------------     ---------------------------------------
               SECRETARY                                PRESIDENT

                             AMERICAN INTERNATIONAL
                        SPECIALTY LINES INSURANCE COMPANY
                        A Capital Stock Insurance Company
                         175 Water Street, Twelfth Floor
                            New York, New York 10038

[LOGO OMITTED]
   A Member
   Company
 of American
International
 Group, Inc.




NAMED INSURED:    Wells Fargo Bank of Minnesota, N.A. as Trustee
                  for the registered holders of
                  Banc of America Commercial Mortgage Inc.,
                  Commercial Mortgage Pass-Through Certificates, Series 2000-2

POST OFFICE:      11000 Broken Land Parkway
                  Columbia, MD 21044-3562
                  Attn: Corporate Trust Services (CMBS), Banc of America
                  Commercial Mortgage Inc., Series 2000-2

NOTICE:           COVERAGE B PROVIDES CLAIMS-MADE-AND-REPORTED COVERAGE. PLEASE
                                 READ CAREFULLY.


                    SECURED CREDITOR IMPAIRED PROPERTY POLICY
                                   (PORTFOLIO)

                                  DECLARATIONS

POLICY NUMBER:          341 73 32

ITEM 1:  NAMED INSURED: Wells Fargo Bank of Minnesota, N.A. as Trustee
                        for the registered holders of
                        Banc of America Commercial Mortgage Inc.,
                        Commercial Mortgage Pass-Through Certificates, Series 2000-2

         ADDRESS:       11000 Broken Land Parkway
                        Columbia, MD 21044-3562
                        Attn: Corporate Trust Services (CMBS), Banc of America Commercial Mortgage Inc., Series 2000-2

ITEM 2:  POLICY PERIOD: FROM 9/22/00 TO SEE INSURED PROPERTY ENDORSEMENTS
                        12:01 A.M. Standard time at the address of the Named Insured shown above.

ITEM 3:  LIMITS OF LIABILITY:   Each LOSS   $37,500,000

                                Total all LOSSes  $54,000,000

ITEM 4:  DEDUCTIBLE:            Each LOSS   $0

ITEM 5:  INSURED PROPERTY(IES): SEE SCHEDULE OF INSURED PROPERTY ENDORSEMENTS

ITEM 6:  POLICY PREMIUM:        $34,448

BROKER: ENVIRONMENTAL CAPITAL INSURANCE BROKERAGE, INC.
        226 LOWELL STREET, UNIT B-3B
        WILMINGTON, MA  01887

ENDORSEMENTS:  SEE FORMS SCHEDULE



                               /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)



               Copyright, American International Group, Inc., 2000
       NOTICE: THIS INSURANCE IS NOT LICENSED BY THE STATE OF NEW YORK

                                 FORMS SCHEDULE
                                 --------------

NAMED INSURED: Wells Fargo Bank of Minnesota, N.A. as Trustee
               for the registered holders of
               Banc of America Commercial Mortgage Inc.,
               Commercial Mortgage Pass-Through Certificates, Series 2000-2

POLICY NO:     341 73 32

EFFECTIVE 12:01 AM:  9/22/00






FORM NAME                                                FORM NUMBER
--------------------------------------------------------------------------------
AISLIC Secured Creditor Impaired Property Policy        75795 (2/00)
Declarations Page                                       75794 (2/00)
Insured Property Endorsement
Amendatory Endorsement
Asbestos and Lead Based Paint Endorsement

                                ENDORSEMENT NO. 1

FORMS OF A PART OF POLICY NUMBER:  341 73 32

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                         SCHEDULE OF INSURED PROPERTIES
                         ------------------------------

      In consideration of premium paid, it is hereby agreed that the following property is scheduled as an INSURED PROPERTY effective 12:01 a.m. 9/22/00 and expires 12:01 a.m. 9/22/17:

---------------------------------------------------------------
ADDRESS                           CITY            STATE ZIP
---------------------------------------------------------------
4515 South Durango Drive          Las Vegas       NV    89147
---------------------------------------------------------------
12625 Frederick Street            Moreno Valley   CA    92553
---------------------------------------------------------------
1440 East Broadway Rd.            Tempe           AZ    85282
---------------------------------------------------------------
111 W. Jackson Blvd.              Chicago         IL    60604
---------------------------------------------------------------
16000 South Post Road             Weston          FL    33331
---------------------------------------------------------------
Center Drive and North Center     Norfolk         VA    23501
  Drive
---------------------------------------------------------------
700 & 900 Sanctuary Cove Drive    North Palm      FL    33410
                                  Beach
---------------------------------------------------------------


All other terms, conditions and exclusions remain the same.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 2

THIS ENDORSEMENT, EFFECTIVE 12:01 AM, 9/22/00

FORMS A PART OF POLICY NO.:     341 73 32

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                 SECURED CREDITOR IMPAIRED PROPERTY ENDORSEMENT
                 ----------------------------------------------

          THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY

      It is hereby agreed that the Policy is amended as follows:

1. Section II. NOTICE REQUIREMENTS AND CLAIM PROVISIONS, paragraph A. is deleted in its entirety and replaced with the following:

      A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth floor
                  New York, New York 10005

                        and

                  Division Attorney - Pollution Legal Liability
                  Commerce and Industry Insurance Company
                  175 Water Street
                  New York, New York 10038

or other address(es) as substituted by the Company in writing.

2. Section III. DUTIES OF THE INSURED IN THE EVENT OF LOSS, paragraph A is deleted in its entirety and replaced with the following:

            A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C:

            1. all correspondence between the INSURED and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the INSURED concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

3. Section IV. EXCLUSIONS, paragraph G is deleted in its entirety and replaced with the following:

      G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITION to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

4. Section VI. DEFINITIONS, paragraph D. CLEAN-UP COSTS, F. DEFAULT, and R. POLLUTION CONDITIONS are deleted in their entirety and replaced with the following, respectively:

      D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses incurred with the Company's written consent which consent shall not be unreasonably withheld or delayed, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or by court order or directive, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

      F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items designated as the causes or events of default as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN.

      R. POLLUTION CONDITIONS means:

      (1) with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, hazardous substances, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, resulting in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

      (2) with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

5. Section VIII. CONDITIONS, paragraph A. ASSIGNMENT is deleted in its entirety and replaced with the following:

      A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to a SERVICER or TRUSTEE, or another entity which has, directly or Indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

      All other terms, conditions end exclusions shall remain the same.



                               /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  9/22/00

FORMS A PART OF POLICY NO.:     341 73 32

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.


      It is hereby agreed that Paragraphs J & K of SECTION IV. EXCLUSIONS are deleted in their entirety and replaced with the following:

J. arising from the presence of asbestos or asbestos-containing materials installed in or on any building or other structure. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.

K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.



                               /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)

            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY


                  SECURED CREDITOR IMPAIRED PROPERTY POLICY


      THIS POLICY HAS CERTAIN PROVISIONS AND REQUIREMENTS UNIQUE TO IT AND MAY BE DIFFERENT FROM OTHER POLICIES THE INSURED MAY HAVE PURCHASED. PLEASE READ THE ENTIRE POLICY CAREFULLY TO DETERMINE THE INSURED'S RIGHTS AND DUTIES, AND WHAT IS AND IS NOT COVERED. VARIOUS PROVISIONS THROUGHOUT THIS POLICY RESTRICT OR EXCLUDE COVERAGE.

      COVERAGE IS AFFORDED ONLY FOR THOSE INSURED PROPERTIES SCHEDULED ON THE POLICY.

      DEFINED TERMS APPEAR IN BOLD FACE TYPE.

      In consideration of the payment of the premium, in reliance upon the statements in the Declarations and Secured Creditor Impaired Property Application incorporated by reference and made a part hereof, and pursuant to all of the terms of this Policy, the Company agrees with the INSURED as follows:

I.    INSURING AGREEMENT

      A. COVERAGE A - DEFAULT AND POLLUTION CONDITIONS

            The Company will indemnify the INSURED for LOSS, if during the POLICY PERIOD and prior to FORECLOSURE, there is a DEFAULT by a BORROWER on a COMMERCIAL REAL ESTATE LOAN secured by an INSURED PROPERTY, LEASEHOLD or FIXED ASSETS, and there are POLLUTION CONDITIONS on, under or emanating from the same INSURED PROPERTY prior to or while the COMMERCIAL REAL ESTATE LOAN is in DEFAULT.

      B. COVERAGE B - THIRD-PARTY CLAIMS

            The Company agrees to pay LOSS on behalf of the INSURED that the INSURED becomes legally obligated to pay as a result of CLAIMS first made against the INSURED and reported to the Company, in writing, during the POLICY PERIOD, for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS resulting from POLLUTION CONDITIONS on, under or emanating from an INSURED PROPERTY.

      C. COVERAGE C - CLEAN-UP OF POLLUTION CONDITIONS

            The Company agrees to pay LOSS on behalf of the INSURED, after FORECLOSURE, if CLEAN-UP COSTS are sustained because there are POLLUTION CONDITIONS on, under or emanating from the INSURED PROPERTY during the POLICY PERIOD provided that where required, such POLLUTION CONDITIONS have been reported by the INSURED to the appropriate governmental agency in compliance with applicable ENVIRONMENTAL LAWS, in effect as of the date of discovery.

      D. LEGAL EXPENSE AND DEFENSE - COVERAGE B

            The Company shall have the right and duty to investigate and defend any CLAIM described in Coverage B. The Company's duty to defend or continue defending any such CLAIM, and to pay any LOSS, shall cease once the applicable limit of coverage, as described in Section V. LIMITS OF COVERAGE; DEDUCTIBLE has been exhausted. Investigation and defense costs, charges and expenses are included in LOSS, reduce the applicable limit of liability, and are included within the Deductible amount shown in Item 4 of the Declarations.



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      E. INDEPENDENT COUNSEL - COVERAGE B

            If the INSURED is entitled by law to select independent counsel to defend the INSURED at the Company's expense, the attorney fees and all other litigation expenses the Company must pay to that counsel are limited to the rates the Company actually pays to counsel the Company retains in the ordinary course of business in the defense of similar CLAIMS in the community where the CLAIM arose or is being defended.

            Additionally, the Company may exercise the right to require that such counsel have certain minimum qualifications with respect to their competency, including experience in defending CLAIMS or suits similar to the one pending against the INSURED and to require such counsel to have errors and omissions insurance coverage. As respects to such counsel, the INSURED agrees that counsel will timely respond to the Company's request for information regarding the CLAIM.

            Furthermore, the INSURED may at any time, by its signed consent, freely and fully waive its rights to select independent counsel.

II.   NOTICE REQUIREMENTS AND CLAIM PROVISIONS

            It is a condition precedent to any rights afforded under this Policy that the INSURED provide the Company with notice of DEFAULT and POLLUTION CONDITIONS, or LOSS as follows:

      A. The INSURED SHALL give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS, or LOSS to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                         and

                  Division Attorney - Pollution Legal Liability
                  American International Specialty Lines Insurance Company 175 Water Street, Twelfth Floor
                  New York, New York 10038

      or other address(es) as substituted by the Company in writing.

      B. The notice shall include, at a minimum, information sufficient to identify the INSURED, the INSURED PROPERTY, the names of the persons with knowledge regarding the time, place, cause, nature of and other circumstances of the DEFAULT and POLLUTION CONDITIONS, or LOSS.

      C. The notice may be provided only by the INSURED and may not be delegated to third parties. It is not a defense to this condition precedent that the Company learned of the DEFAULT and POLLUTION CONDITIONS, or LOSS through any independent means.

III.  DUTIES OF THE INSURED IN THE EVENT OF LOSS

      A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS, or LOSS:



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




            1.    all correspondence between the INSURED and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the Insured concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

      B. No INSURED shall voluntarily enter into any settlement, make any payment, assume any obligation, or incur any costs, charges or expenses in the defense or Investigation of a CLAIM without the Company's consent, which shall not be unreasonably withheld or delayed, except at the INSURED'S own cost, or in response to an emergency or pursuant to ENVIRONMENTAL LAWS which require immediate remediation of POLLUTION CONDITIONS.

      C. If the INSURED refuses to consent to any settlement within the limits of coverage of this Policy recommended by the Company and acceptable to the claimant, the Company's duty to defend the INSURED shall then cease and the INSURED shall thereafter negotiate or defend such Claim independently of the Company and the Company's liability shall not exceed the amount, less the Deductible or any outstanding Deductible balance, for which the CLAIM could have been settled if such recommendation was consented to.

      D. The INSURED must cooperate with the Company and after all reasonable assistance in the investigation and defense of CLAIMS. The Company may require that the INSURED submit to examination under oath, and attend hearings, depositions and trials. In the course of investigation or defense, the Company may require written statements or the INSURED'S attendance at meetings with the Company. The INSURED must reasonably assist the Company in effecting settlement, securing and providing evidence and obtaining the attendance of witnesses, all without charge to the Company.

IV.   EXCLUSIONS

      This Policy does not apply to LOSS:

      A. due to or for any punitive, exemplary or multiplied portion of multiple damages or any civil or administrative fines, penalties or assessments, except where such damages, fines, penalties or assessments are insurable by applicable law; or any criminal fines, penalties or assessments.

      B. arising as a result of liability of others assumed by the Insured under any contract or agreement, unless the liability of the Insured would have attached in the absence of such contract or agreement.

      C. arising out of any obligation of the Insured under any worker's compensation, unemployment compensation or disability benefits law or similar law.

      D. arising from BODILY INJURY to an employee of the INSURED or its parent, subsidiary or affiliate arising out of and in the course of employment by the INSURED or its parent, subsidiary or affiliate. This exclusion applies
(1) whether the INSURED may be liable as an employer or in any other capacity; and (2) to any obligation to share damages with or repay third parties that must pay damages because of this injury.



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      E. arising from Pollution Conditions resulting from or attributable to the Insured's intentional, knowing, willful or deliberate noncompliance with any statute, regulation, ordinance, administrative complaint, notice of violation, notice letter, executive order, or instruction of any governmental agency or body.

      F. arising from Pollution Conditions resulting from an intentionally illegal act or omission of the Insured, if the Insured knew that the Pollution Conditions would result.

      G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY, and not otherwise specifically excluded by endorsement to this Policy, if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

      H. by one Insured against any other person or entity who is also an Insured under this Policy.

      I. for costs, charges or expenses incurred by the Insured for goods supplied or services performed by the staff or salaried employees of the Insured, or its parent, subsidiary or affiliate, unless such costs, charges or expenses are incurred with the prior written approval of the Company in its sole discretion.

      J. arising from the presence of asbestos or any asbestos-containing materials installed in or on any building or other structure.

      K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY.

V.    LIMITS OF COVERAGE; DEDUCTIBLE

            Regardless of the number of POLLUTION CONDITIONS, INSUREDS, CLAIMS, LOSSES or claimants under this Policy, the following limits of coverage apply:

      A. POLICY AGGREGATE LIMIT

            The Company's total liability for all LOSS covered under this Policy shall not exceed the "Total all LOSSes" stated in Item 3 of the Declarations. The purchase of an Extended Reporting Period pursuant to Section VII. of this Policy shall not serve to reinstate or increase the "Total all LOSSes".

      B. EACH LOSS LIMIT

            Subject to and included in the limit of liability described In Paragraph A. above, the most the Company will pay in excess of the deductible amount shown in Item 4 of the Declarations for each LOSS under Coverage A and B, and for all CLEAN-UP COSTS arising from the same, continuous or related POLLUTION CONDITIONS under Coverage C, is the "Each LOSS" limit of liability shown in Item 3 of the Declarations.

      C. RELATED POLLUTION CONDITIONS

            1. Solely with respect to COVERAGE B, if a Claim for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS is first made against the INSURED and reported to thE Company during this POLICY PERIOD, all Claims for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS arising from the same, continuous or related POLLUTION CONDITIONS, which are made against the INSURED and reported under a subsequent Secured Creditor Impaired Property Policy issued by the Company or its affiliate, shall be deemed to have been first made and reported under this Policy and shall be subject to the Limits of Liability under this Policy.



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            Coverage under this Policy for such CLAIMS made against the INSURED and reported under a subsequent Secured Creditor Impaired Property Policy as described in Paragraph 1. above, shall not apply unless at the time such CLAIMS are first made and reported the INSURED has maintained with the Company or its affiliate Secured Creditor Impaired Property coverage substantially the same as this coverage on a successive, uninterrupted basis since the first such CLAIM was made against the INSURED and reported to the Company.

            2. All LOSS arising from the same, continuous, or related POLLUTION CONDITIONS shall be subject to one "Each LOSS" limit of liability. In the event coverage is provided under more than one of Coverages A, B and C, only one "Each LOSS" limit stated in Item 3 of the Declarations shall apply.

      D. DEDUCTIBLE

            Subject to Section V. LIMITS OF COVERAGE; DEDUCTIBLE, Paragraphs A., and B. above, this Policy is to pay all LOSS in excess of the "Each LOSS" Deductible amount stated in Item 4 of the Declarations. The Deductible amount includes investigation and defense costs, charges and expenses, and applies to all LOSS arising from the same, related or continuous POLLUTION CONDITIONS.

            The INSURED shall promptly reimburse the Company for advancing any payment of LOSS falling within the Deductible.

VI.   DEFINITIONS

      A. BODILY INJURY means physical injury, sickness, disease, mental anguish or emotional distress sustained by any person, including death resulting therefrom.

      B. BORROWER means any obligor on a COMMERCIAL REAL ESTATE LOAN, including without limitation, any guarantor therefor, the holder of any ownership interest in an INSURED PROPERTY and any other person, entity or organization controlled by or under common control of the obligor.

      C. CLAIM means a written demand received by the INSURED seeking a remedy and alleging liability or responsibility on the part of the INSURED for LOSS under Coverage B.

      D. CLEAN-UP COSTS means expenses. including reasonable and necessary legal expenses, incurred with the Company's written consent, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or specifically mandated by court order, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

      E. COMMERCIAL REAL ESTATE LOAN means an obligation evidenced by loan documents which is secured by the INSURED PROPERTY, LEASEHOLD or FIXED ASSETS as scheduled In Item 5 of the Declarations, and in which loan documents the INSURED relies upon such INSURED PROPERTY, LEASEHOLD or FIXED ASSETS as security for the loan and obtains a perfected mortgage or oilier security interest.

      F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items



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




designated as the causes or events of default as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. For purposes of this Policy, the mere presence of a POLLUTION CONDITION shall not be deemed a cause or event of default.

      G. ENVIRONMENTAL LAWS means any federal, state or local laws (including but not limited to statutes, regulations, rules, ordinances, guidance documents, and governmental or administrative orders and directives) which are applicable to POLLUTION CONDITIONS.

      H. FIXED ASSETS means fixtures, plant and equipment at or on an INSURED PROPERTY owned by the BORROWER, which are depreciated over their useful life.

      I. FORECLOSURE means taking title to an interest in the INSURED
PROPERTY, LEASEHOLD or FIXED ASSETS through the enforcement of a lien, mortgage, deed of trust or other secured interest under a COMMERCIAL REAL ESTATE LOAN, whether through legal proceedings or otherwise.

      J. INSURED means the NAMED INSURED, TRUSTEE or SERVICER, and any director, officer, partner or employee thereof while acting within the scope of his or her duties as such, and any such additional INSURED added by endorsement to this Policy.

      K. INSURED PROPERTY means the real property, including any FIXED ASSETS or LEASEHOLD, scheduled in Item 5. of the Declarations on the date of the LOSS.

      L. LEASEHOLD means the BORROWER'S right to possession of leased INSURED PROPERTY pursuant to a written lease agreement.

      M. LOSS means:

            1. With respect to Coverage A, the OUTSTANDING BALANCE on the date of DEFAULT, including principal and accrued interest from the date of DEFAULT until the date that the OUTSTANDING BALANCE is paid, plus interest on any advances of scheduled monthly payments made by the INSURED from the date of DEFAULT, plus advances and interest on advances for PROPERTY PROTECTION actually paid by the INSURED pursuant to the COMMERCIAL REAL ESTATE LOAN or, if applicable, a POOLING AND SERVICING AGREEMENT. Such advances and interest on advances made for PROPERTY PROTECTION are limited to ten (10) percent of the OUTSTANDING BALANCE on the date of DEFAULT.

            2. With respect to Coverage B, (a) monetary awards or settlements of compensatory damages for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS; (b) CLEAN-UP COSTS; and (c) costs, charges and expenses incurred in the defense, investigation and adjustment of CLAIMS.

            3.    With respect to Coverage C, Clean-Up Costs.

      N. NAMED INSURED means the party, person or entity named in Item 1 of the Declarations.

      O. NATURAL RESOURCE DAMAGE means physical injury to or destruction of, including the resulting loss of value of, land, fish, wildlife, biota, air, water, groundwater, drinking water supplies, and other such resources belonging to, managed by, held in trust by, appertaining to, or otherwise controlled by the United States (including the resources of the fishery conservation zone established by the Magnuson-Stevens Fishery Conservation and Management Act (16 U.S.C. 1801 et seq.)), any state or local government, any foreign government, any Indian tribe, or, if such resources are subject to a trust restriction on alienation, any member of an Indian tribe.



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      P. OUTSTANDING BALANCE means the principal amount of outstanding indebtedness owed to the INSURED as of the date of DEFAULT calculated pursuant to the terms and conditions of the COMMERCIAL REAL ESTATE LOAN plus interest as described in the definition of LOSS. OUTSTANDING BALANCE shall not include penalties or other fees arising out of a DEFAULT.

      Q. POLICY PERIOD means the period set forth in Item 2 of the Declarations or any shorter period arising as a result of:

            1.    cancellation of this Policy; or

            2. the deletion by the Company of a particular INSURED PROPERTY at the NAMED INSURED'S written request, but solely with respect to that INSURED PROPERTY.

      R. POLLUTION CONDITIONS MEANS:

            1. with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

            2. with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

      S. POOLING AND SERVICING AGREEMENT means the agreement governing the servicing of the COMMERCIAL REAL ESTATE LOAN(S).

      T. PROPERTY DAMAGE means:

            1. Physical injury to or destruction of tangible property of parties other than the INSURED, including the resulting loss of use or diminution in value thereof;

            2. LOSS of use, but not diminution In value, of tangible property of parties other than the INSURED, which has not been physically injured or destroyed;

            3.    NATURAL RESOURCE DAMAGE.

      U. PROPERTY PROTECTION means reasonable expenses necessary to protect the INSURED PROPERTY.

      V. SERVICER means the party(ies) to the POOLING AND SERVICING AGREEMENT responsible for servicing the COMMERCIAL REAL ESTATE LOAN(S).

      W. TRUSTEE means the trustee under the POOLING AND SERVICING AGREEMENT.



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VII.  EXTENDED REPORTING PERIOD - COVERAGE B

      Solely with respect to Coverage B, the INSURED shall be entitled to an Automatic Extended Reporting Period, and (with certain exceptions as described in paragraph B. of this Section) entitled to purchase an Optional Extended Reporting Period Endorsement upon termination of coverage as defined in Paragraph B.3. of this Section. Neither the Automatic nor the Optional Extended Reporting Period shall reinstate or increase the Policy Aggregate Limit of this Policy.

      A.    AUTOMATIC EXTENDED REPORTING PERIOD

            Provided the INSURED has not purchased any other insurance to replace Coverage B which applies to a CLAIM otherwise covered under Coverage B, the NAMED INSURED shall have a period of forty-five (45) days following the effective date of termination or coverage in which to provide written notice to the Company of Claims first made and reported within the Automatic Extended Reporting Period. A Claim first made and reported within the Automatic Extended Reporting Period will be deemed made on the last day of the Policy Period, provided the Claim arises from Pollution Conditions that commenced before the end of the Policy Period and is otherwise covered by this Policy. The Automatic Extended Reporting Period shall not apply if the Optional Extended Reporting Period becomes effective.

      B.    OPTIONAL EXTENDED REPORTING PERIOD

            The NAMED INSURED shall be entitled to purchase an Optional Extended Reporting Period upon termination of coverage, as defined in Paragraph 3. below, except in the event of nonpayment of premium.

            1. A CLAIM first made and reported within the Optional Extended Reporting Period, if purchased in accordance with the provisions contained in Paragraph 2 below, will be deemed to have been made on the last day of the POLICY PERIOD, provided that the CLAIM arises from POLLUTION CONDITIONS that commenced before the end of the POLICY PERIOD and is otherwise covered by this Policy.

            2. The Company shall issue an endorsement providing an Optional Extended Reporting Period of up to thirty-six (36) months from termination of coverage under this Policy for any INSURED PROPERTY provided that the NAMED
INSURED:

                  a. makes a written request for such endorsement which the Company receives within forty-five (45) days after termination of coverage as defined herein; and

                  b. pays the additional premium when due. If that additional premium is paid when due, the Optional Extended Reporting Period may not be canceled, provided that all other terms and conditions of the Policy are met.

            3.    Termination of coverage occurs at the time of:

                  a. cancellation or nonrenewal of this Policy by the NAMED INSURED or by the Company;

                  b. the Company's deletion from Item 5 of the Declarations of this Policy of a location which was an INSURED PROPERTY, at the INSURED's written request, but solely with respect to that INSURED PROPERTY.

            4. The Optional Extended Reporting Period is available to the NAMED INSURED for not more than 200% of the premium the Company has charged for the INSURED PROPERTY for which the Extended Reporting Period is purchased.



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VIII. CONDITIONS

      A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to the SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

      B.    SUBROGATION

            1. To the extent of any payment under this Policy, the Company shall be subrogated to all the INSURED'S rights of recovery therefor against any person or organization, with the exception of the BORROWER; provided that if the Company indemnifies the INSURED for the OUTSTANDING BALANCE under Coverage A, the Company reserves its right of FORECLOSURE against the Borrower.

            2. The INSURED shall execute and deliver instruments and papers and do whatever else is reasonably necessary to secure such rights including without limitation, assignment of the INSURED'S rights against any person or organization, with the exception of the BORROWER, who caused POLLUTION CONDITIONS on account of which the Company made any payment under this Policy.

            3. Any recovery as a result of subrogation proceedings shall accrue first to the INSURED to the extent of any LOSS in excess of the limit of coverage, then to the Company to the extent of its payment under the policy, and then to the INSURED to the extent of its Deductible. Expenses incurred in such subrogation proceedings shall be apportioned among the interested parties in the recovery in the proportion that each interested party's share in the recovery bears to the total recovery. Any recoveries received by the Company via subrogation net of expenses incurred in making such recovery shall serve to reinstate the "Total all LOSSes" limit of liability stated in Item 3 of the Declarations, but only to the extent of such net recovery.

            4. The INSURED shall do nothing to prejudice the Company's rights of Subrogation.

      C. CHANGES - Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this Policy or estop the Company from asserting any right under the terms of this Policy; nor shall the terms of this Policy be waived or changed, except by endorsement issued to form a part of this Policy.

      D. SOLE AGENT - The NAMED INSURED first listed in Item 1 of the Declarations shall act on behalf of all other INSUREDS, if any, for the payment or return of premium, receipt and acceptance of any endorsement issued to form a part of this Policy, and giving and receiving notice of cancellation or nonrenewal and the exercise of the rights provided in the EXTENDED REPORTING PERIOD clause.

      E. CANCELLATION - This Policy may be canceled by the INSURED by surrender thereof to the Company or any of its authorized agents or by mailing to the Company written notice stating when thereafter the cancellation shall be effective.

            This Policy may be canceled by the Company only for nonpayment of premium by mailing to the NAMED INSURED at the address shown in the Policy, written notice stating when not less than ten (10) days thereafter cancellation shall be effective. Proof of mailing of notice described In this Condition E. shall be sufficient proof of notice.

            The time of surrender or the effective date and hour of cancellation stated in the notice shall become the end of the Policy Period. Delivery of such written notice either by the NAMED INSURED or by the Company shall be equivalent to mailing. If the NAMED INSURED cancels, earned premium shall be computed in



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accordance with the customary short rate table. If the Company cancels, earned premium shall be computed pro rata. Premium adjustment may be either at the time cancellation is effected or as soon as practicable after cancellation becomes effective, but payment or tender of unearned premium is not a condition of cancellation.

      F. TERMINATION OF COVERAGE - In the event of the INSURED'S sale of a COMMERCIAL REAL ESTATE LOAN, coverage under Coverages A and C will automatically terminate as of the effective date of such sale for any INSURED PROPERTY included in such sale. Coverage B, however, will continue for such INSURED PROPERTY for the remainder of the POLICY PERIOD and EXTENDED REPORTING PERIOD, if applicable.

      G. CONCEALMENT OR FRAUD - This entire Policy shall be void if, whether before or after LOSS is incurred or a CLAIM is first made, the Insured has willfully concealed or misrepresented any fact or circumstance in the Secured Creditor Impaired Property Application material to the granting of coverage under this Policy. In addition, coverage for any individual INSURED PROPERTY shall be void if, whether before or after LOSS is incurred or a CLAIM is first made, the INSURED has willfully concealed or misrepresented any fact or circumstance material to the granting of coverage for the INSURED PROPERTY under this Policy.

      H. OTHER INSURANCE

            1.    Coverage A.

                  This insurance is primary. Our obligations are not affected by any other insurance that may be primary.

            2.    Coverages B and C.

                  (a) This insurance is primary. Our obligations are not effected unless any other insurance applicable to LOSS covered by this Policy is also primary. Then, we will share with all other insurance by the method described in paragraphs (b) and (c) below.

                  (b) If other primary insurance permits contribution by equal shares, we will follow this method also. Under this approach each insurer contributes equal amounts until it has paid its applicable limit of insurance or none of the loss remains, whichever comes first.

                  (c) If any other insurance does not permit contribution by equal shares, we will contribute by limits. Under this method, each insurers share is based on the ratio of its applicable limit of insurance to the total applicable limits of insurance of all primary insurers.

      I. RIGHT OF ACCESS AND INSPECTION - Any of the Company's authorized representatives shall have the right and opportunity but not the obligation when the Company so desires to interview persons employed by the INSURED and to inspect at any reasonable time, during the POLICY PERIOD or thereafter, an INSURED PROPERTY for which the INSURED holds title, and applicable records for COMMERCIAL REAL ESTATE LOANS. Neither the Company nor its representatives shall assume any responsibility or duty to the INSURED or to any other party, person or entity, by reason of such right of inspection. Neither the Company's right to make inspections, sample and monitor nor the actual undertaking thereof nor any report thereon shall constitute an undertaking on behalf of the INSURED or others, to determine or warrant that property or operations are safe, healthful or conform to acceptable engineering practices or are in compliance with any law, rule or regulation. The INSURED agrees to provide appropriate personnel to assist the Company's representatives during any inspection.

      J. REPRESENTATIONS - By acceptance of this Policy, the first NAMED INSURED agrees that the statements in the Declarations and Secured Creditor Impaired Property Application are its agreements and



             Copyright, American International Group, Inc., 2000 representations, that this Policy is issued in reliance upon the truth of such representations and that this Policy embodies all agreements existing between any INSURED and the Company or any of its agents relating to this insurance.

      K. ACTION AGAINST COMPANY - No person or organization has a right under this Policy:

            1. to join the Company as a party or otherwise bring the Company into a suit asking for damages from an INSURED; or

            2. to sue the Company on this Policy unless all of its terms have been fully complied with.

            A person or organization may sue the Company to recover on an agreed settlement or on a final judgment against an INSURED obtained after an actual trial; but the Company will not be liable for damages that are not payable under the terms of this Policy or that are in excess of the applicable limit of liability. An agreed settlement means a settlement and release of liability signed by the Company, the INSURED and the claimant or the claimants legal representative.

      L. BANKRUPTCY - Bankruptcy or insolvency of the Insured or of the Insured's estate shall not relieve the Company of any of its obligations hereunder.

      M. ARBITRATION - It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this Policy, whether arising before or after termination of this Policy, including any determination of the amount of LOSS, shall be submitted to the American Arbitration Association under and in accordance with its then prevailing commercial arbitration rules. The arbitrators shall be chosen in the manner and within the time frames provided by such rules. If permitted under such rules, the arbitrators shall be three disinterested individuals having knowledge of the legal, corporate management, or insurance issues relevant to the matters in dispute.

            Any party may commence such arbitration proceeding and the arbitration shall be conducted in New York, New York. The arbitrators shall give due consideration to the general principles of New York law in the construction and interpretation of the provisions of this Policy; provided, however, that the terms, conditions, provisions and exclusions of this Policy are to be construed in an evenhanded fashion as between the parties. Where the language of this Policy is alleged to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant terms, conditions, provisions or exclusions of the Policy (without regard to the authorship of the language, the doctrine of reasonable expectation of the parties and without any presumption or arbitrary interpretation or construction in favor of either party or parties, and in accordance with the intent of the parties.)

            The written decision of the arbitrators shall set forth its reasoning, shall be provided simultaneously to both parties and shall be binding on them. The arbitrators' award shall not include attorney fees or other costs. Judgment on the award may be entered in any court of competent jurisdiction. Each party shall bear equally the expenses of the arbitration.

      N. SERVICE OF SUIT - Subject to Paragraph M. above, it is agreed that in the event of failure of the Company to pay any amount claimed to be due hereunder, the Company, at the request of the INSURED, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this condition constitutes or should be understood to constitute a waiver of the Company's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. It is further agreed that service of process in such suit may be made upon General Counsel, Legal Department, American International Specialty Lines Insurance Company, 70 Pine Street, New York, New York 10270, or his or her representative, and that in any suit instituted against the Company upon this contract, the Company will abide by the final decision of such court or of any appellate court in the event of any appeal.



             Copyright, American International Group, Inc., 2000

            Further, pursuant to any statute of any state, territory, or district of the United States which makes provision therefore, the Company hereby designates the Superintendent, Commissioner, Director of Insurance, or other officer specified for that purpose in the statute, or his or her successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the INSURED or any beneficiary hereunder arising out of this contract of insurance, and hereby designates the above named General Counsel as the person to whom the said officer authorized to mail such process or a true copy thereof.

      O. SOLD LOANS - In the event a COMMERCIAL REAL ESTATE LOAN(S) is sold by the INSURED, the Company agrees to offer coverage to the new owner of the COMMERCIAL REAL ESTATE LOAN(S) identical to coverage provided the INSURED under this Policy. The per INSURED PROPERTY premium to be charged to the new owner of the COMMERCIAL REAL ESTATE LOAN(S) will be equal to the pro rats premium applying to an INSURED PROPERTY as of the date of sale plus not more than $100 per INSURED PROPERTY. Additional premium may be charged to the new owner of the COMMERCIAL REAL ESTATE LOAN for negotiated differences in terms and conditions, including but not limited to, POLICY PERIOD, limits of liability and deductible.

      P. LENDER LIABILITY - The existence of any legal protection for the INSURED against liability of any kind whatsoever in connection with POLLUTION CONDITIONS, including but not limited to the secured creditor exemption in
Section 9601(2) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sec. 9601 et seq., shall in no way affect the rights of the INSURED under this Policy. Any failure of the INSURED to qualify for such protection shall not in and of itself trigger Exclusion IV.E or in any other way affect the rights of the INSURED under this Policy.

      IN WITNESS WHEREOF, the Company has caused this Policy to be signed by its president and secretary and signed on the Declarations page by its duly authorized representative or countersigned in states where applicable.



/S/                                      /S/
------------------------------------     ---------------------------------------
               SECRETARY                                PRESIDENT



             Copyright, American International Group, Inc., 2000

                             AMERICAN INTERNATIONAL
                        SPECIALTY LINES INSURANCE COMPANY
                        A Capital Stock Insurance Company
                         175 Water Street, Twelfth Floor
                            New York, New York 10038

[LOGO OMITTED]
   A Member
   Company
 of American
International
 Group, Inc.




NAMED INSURED:    Wells Fargo Bank of Minnesota, N.A. as Trustee
                  for the registered holders of
                  Banc of America Commercial Mortgage Inc.,
                  Commercial Mortgage Pass-Through Certificates, Series 2000-2

POST OFFICE:      11000 Broken Land Parkway
                  Columbia, MD 21044-3562
                  Attn: Corporate Trust Services (CMBS), Banc of America
                  Commercial Mortgage Inc., Series 2000-2

NOTICE:           COVERAGE B PROVIDES CLAIMS-MADE-AND-REPORTED COVERAGE. PLEASE
                                 READ CAREFULLY.

                    SECURED CREDITOR IMPAIRED PROPERTY POLICY
                                   (PORTFOLIO)

                                  DECLARATIONS

POLICY NUMBER:    341 73 35

ITEM 1:  NAMED INSURED: Wells Fargo Bank of Minnesota, N.A. as Trustee
                        for the registered holders of
                        Banc of America Commercial Mortgage Inc.,
                        Commercial Mortgage Pass-Through Certificates, Series 2000-2

         ADDRESS:       11000 Broken Land Parkway
                        Columbia, MD 21044-3562
                        Attn: Corporate Trust Services (CMBS), Banc of America Commercial Mortgage Inc., Series 2000-2

ITEM 2:  POLICY PERIOD: FROM  9/22/00  TO  9/22/17
                              12:01 A.M. Standard time at the address of the Named Insured shown above.

ITEM 3:  LIMITS OF LIABILITY:   Each LOSS         $2,500,000

                                Total all LOSSes  $2,500,000

ITEM 4:  DEDUCTIBLE:            Each LOSS         $0

ITEM 5:  INSURED PROPERTY(IES): SEE SCHEDULE OF INSURED PROPERTY ENDORSEMENTS

ITEM 6:  POLICY PREMIUM:        $1,000

BROKER:  ENVIRONMENTAL CAPITAL INSURANCE BROKERAGE, INC.
         226 LOWELL STREET, UNIT B-3B
         WILMINGTON, MA  01887

ENDORSEMENTS:  SEE FORMS SCHEDULE



                               /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)





               Copyright, American International Group, Inc., 2000
       NOTICE: THIS INSURANCE IS NOT LICENSED BY THE STATE OF NEW YORK

                                 FORMS SCHEDULE
                                 --------------

NAMED INSURED:    WELLS FARGO BANK OF MINNESOTA, N.A. AS TRUSTEE
                  FOR THE REGISTERED HOLDERS OF
                  BANC OF AMERICA COMMERCIAL MORTGAGE INC.,
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-2

POLICY NO:  341 73 35

EFFECTIVE 12:01 AM:      9/22/00

FORM NAME                                                          FORM NUMBER
--------------------------------------------------------------------------------
AISLIC Secured Creditor Impaired Property Policy                   75795 (2/00)
Declarations Page                                                  75794 (2/00)
Insured Property Endorsement
Amendatory Endorsement
Asbestos and Lead Based Paint Endorsement

                                ENDORSEMENT NO. 1

FORMS A PART OF POLICY NUMBER:  341 73 35

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage, Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                         SCHEDULE OF INSURED PROPERTIES
                         ------------------------------

In consideration of premium paid, it is hereby agreed that the following property is scheduled as an INSURED PROPERTY effective 12:01 a.m. 9/22/00 and expires 12:01 a.m. 9/22/17:

--------------------------------------------------------------------------------
      ADDRESS                             CITY                   STATE     ZIP
--------------------------------------------------------------------------------
281 N. Spring Street                      Sparta                 TN        38583
--------------------------------------------------------------------------------


All other terms, conditions and exclusions remain the same.



                                    /S/
                                   ------------------------------------------
                                                    AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 2

THIS ENDORSEMENT, EFFECTIVE 12:01 AM, 9/22/00

FORMS A PART OF POLICY NO.:     341 73 35

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                SECURED CREDITOR IMPAIRED PROPERTY ENDORSEMENT
                ----------------------------------------------

        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY

It is hereby agreed that the Policy is amended as follows:

1. Section II. NOTICE REQUIREMENTS AND CLAIM PROVISIONS, paragraph A is deleted in its entirety and replaced with the following:

            A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                        and

                  Division Attorney - Pollution Legal Liability
                  Commerce and Industry Insurance Company
                  175 Water Street
                  New York, New York 10038

      or other address(es) as substituted by the Company in writing.

2. Section III. DUTIES OF THE INSURED IN THE EVENT OF LOSS, paragraph A is deleted in its entirety and replaced with the following:

            A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C:

            1.    all correspondence between the Insured and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the INSURED concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

3. Section IV. EXCLUSIONS, paragraph G is deleted in its entirety and replaced with the following:

            G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

4. Section VI. DEFINITIONS, paragraph D. CLEAN-UP COSTS, F. DEFAULT, and R. POLLUTION CONDITIONS are deleted in their entirety and replaced with the following, respectively:

            D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses incurred with the Company's written consent which consent shall not be unreasonably withheld or delayed, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination;

            (1) to the extent required by ENVIRONMENTAL LAWS, or by court order or directive, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

            F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items designated as the causes or events of default as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN.

            R. POLLUTION CONDITIONS means:

            (1) with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, hazardous substances, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, resulting in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

            (2) with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

5. Section VIII. CONDITIONS, paragraph A. ASSIGNMENT is deleted in its entirety and replaced with the following:

            A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to a SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

All other terms, conditions and exclusions shall remain the same.



                               /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  9/22/00

FORMS A PART OF POLICY #:       341 73 35

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby agreed that Paragraphs J & K of SECTION IV. EXCLUSIONS are deleted in their entirety and replaced with the following:

J. arising from the presence of asbestos or asbestos-containing materials installed in or on any building or other structure. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.

K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY


                  SECURED CREDITOR IMPAIRED PROPERTY POLICY


THIS POLICY HAS CERTAIN PROVISIONS AND REQUIREMENTS UNIQUE TO IT AND MAY BE DIFFERENT FROM OTHER POLICIES THE INSURED MAY HAVE PURCHASED. PLEASE READ THE ENTIRE POLICY CAREFULLY TO DETERMINE THE INSURED'S RIGHTS AND DUTIES, AND WHAT IS AND IS NOT COVERED. VARIOUS PROVISIONS THROUGHOUT THIS POLICY RESTRICT OR EXCLUDE COVERAGE.

COVERAGE  IS  AFFORDED  ONLY FOR THOSE  INSURED  PROPERTIES  SCHEDULED  ON THE
POLICY.

DEFINED TERMS APPEAR IN BOLD FACE TYPE.

In consideration of the payment of the premium, in reliance upon the statements in the Declarations and Secured Creditor Impaired Property Application incorporated by reference and made a part hereof, and pursuant to all of the terms of this Policy, the Company agrees with the INSURED as follows:

I.    INSURING AGREEMENT

      A. COVERAGE A - DEFAULT AND POLLUTION CONDITIONS

      The Company will indemnify the INSURED for LOSS, if during the POLICY PERIOD and prior to FORECLOSURE, there is a DEFAULT by a BORROWER on a COMMERCIAL REAL ESTATE LOAN secured by an INSURED PROPERTY, LEASEHOLD or FIXED ASSETS, and there are POLLUTION CONDITIONS on, under or emanating from the same INSURED PROPERTY prior to or while the COMMERCIAL REAL ESTATE LOAN is in DEFAULT.

      B. COVERAGE B - THIRD-PARTY CLAIMS

      The Company agrees to pay LOSS on behalf of the INSURED that the Insured becomes legally obligated to pay as a result of CLAIMS first made against the INSURED and reported to the Company, in writing, during the POLICY PERIOD, for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS resulting from POLLUTION CONDITIONS on, under or emanating from an INSURED PROPERTY.

      C. COVERAGE C - CLEAN-UP OF POLLUTION CONDITIONS

      The Company agrees to pay LOSS on behalf of the INSURED, after FORECLOSURE, if CLEAN-UP COSTS are sustained because there are POLLUTION CONDITIONS on, under or emanating from the INSURED PROPERTY during the POLICY PERIOD provided that where required, such POLLUTION CONDITIONS have been reported by the INSURED to the appropriate governmental agency in compliance with applicable ENVIRONMENTAL LAWS, in effect as of the date of discovery.

      D. LEGAL EXPENSE AND DEFENSE - COVERAGE B

      The Company shall have the right and duty to investigate and defend any CLAIM described in Coverage B. The Company's duty to defend or continue defending any such CLAIM, and to pay any LOSS, shall cease once the applicable limit of coverage, as described in Section V. LIMITS OF COVERAGE; DEDUCTIBLE has been exhausted. Investigation and defense costs, charges and expenses are included in LOSS, reduce the applicable limit of liability, and are included within the Deductible amount shown in Item 4 of the Declarations.

      E. INDEPENDENT COUNSEL - COVERAGE B

      If the INSURED is entitled by law to select independent counsel to defend the INSURED at the Company's expense, the attorney fees and all other litigation expenses the Company must pay to that counsel are limited to the rates the Company actually pays to counsel the Company retains in the ordinary course of business in the defense of similar CLAIMS in the community where the CLAIM arose or is being defended.

      Additionally, the Company may exercise the right to require that such counsel have certain minimum qualifications with respect to their competency, including experience in defending CLAIMS or suits similar to the one pending against the INSURED and to require such counsel to have errors and omissions insurance coverage. As respects to such counsel, the INSURED agrees that counsel will timely respond to the Company's request for information regarding the CLAIM.

      Furthermore, the INSURED may at any time, by its signed consent, freely and fully waive its rights to select independent counsel.

II.   NOTICE REQUIREMENTS AND CLAIM PROVISIONS

      It is a condition precedent to any rights afforded under this Policy that the INSURED provide the Company with notice of DEFAULT and POLLUTION CONDITIONS, or LOSS as follows:

      A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS, or LOSS to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                        and

                  Division Attorney - Pollution Legal Liability
                  American International Specialty Lines Insurance Company 175 Water Street, Twelfth Floor
                  New York, New York 10038

or other address(es) as substituted by the Company in writing.

      B. The notice shall include, at a minimum, information sufficient to identify the INSURED, the INSURED PROPERTY, the names of the persons with knowledge regarding the time, place, cause, nature of and other circumstances of the DEFAULT and POLLUTION CONDITIONS, or LOSS.

      C. The notice may be provided only by the Insured and may not be delegated to third parties. It is not a defense to this condition precedent that the Company learned of the DEFAULT and POLLUTION CONDITIONS, or LOSS through any independent means.

III.  DUTIES OF THE INSURED IN THE EVENT OF LOSS

      A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS, or LOSS:

            1.    all correspondence between the INSURED and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the Insured concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

      B. No INSURED shall voluntarily enter into any settlement, make any payment, assume any obligation, or incur any costs, charges or expenses in the defense or investigation of a CLAIM without the Company's consent, which shall not be unreasonably withheld or delayed, except at the INSURED'S own cost, or in response to an emergency or pursuant to ENVIRONMENTAL LAWS which require immediate remediation of POLLUTION CONDITIONS.

      C. If the INSURED refuses to consent to any settlement within the limits of coverage of this Policy recommended by the Company and acceptable to the claimant, the Company's duty to defend the INSURED shall then cease and the INSURED shall thereafter negotiate or defend such CLAIM independently of the Company and the Company's liability shall not exceed the amount, less the Deductible or any outstanding Deductible balance, for which the CLAIM could have been settled if such recommendation was consented to.

      D. The INSURED must cooperate with the Company and offer all reasonable assistance in the investigation and defense of CLAIMS. The Company may require that the INSURED submit to examination under oath, and attend hearings, depositions and trials. In the course of investigation or defense, the Company may require written statements or the INSURED'S attendance at meetings with the Company. The INSURED must reasonably assist the Company in effecting settlement, securing and providing evidence and obtaining the attendance of witnesses, all without charge to the Company.

IV.   EXCLUSIONS

      This Policy does not apply to LOSS:

      A. due to or for any punitive, exemplary or multiplied portion of multiple damages or any civil or administrative fines, penalties or assessments, except where such damages, fines, penalties or assessments are insurable by applicable law; or any criminal fines, penalties or assessments.

      B. arising as a result of liability of others assumed by the INSURED under any contract or agreement, unless the liability of the INSURED would have attached in the absence of such contract or agreement.

      C. arising out of any obligation of the INSURED under any worker's compensation, unemployment compensation or disability benefits law or similar law.

      D. arising from BODILY INJURY to an employee of the INSURED or its parent, subsidiary or affiliate arising out of and in the course of employment by the INSURED or its parent, subsidiary or affiliate. This exclusion applies
(1) whether the INSURED may be liable as an employer or in any other capacity; and (2) to any obligation to share damages with or repay third parties that must pay damages because of this injury.

      E. arising from POLLUTION CONDITIONS resulting from or attributable to the INSURED'S intentional, knowing, willful or deliberate noncompliance with any statute, regulation, ordinance, administrative complaint, notice of violation, notice letter, executive order, or instruction of any governmental agency or body.

      F. arising from POLLUTION CONDITIONS resulting from an intentionally illegal act or omission of the INSURED, if the INSURED knew that the POLLUTION CONDITIONS would result.

      G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY, and not otherwise specifically excluded by endorsement to this Policy, if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

      H. by one INSURED against any other person or entity who is also an INSURED under this Policy.

      I. for costs, charges or expenses incurred by the INSURED for goods supplied or services performed by the staff or salaried employees of the INSURED, or its parent, subsidiary or affiliate, unless such costs, charges or expenses are incurred with the prior written approval of the Company in its sole discretion.

      J. arising from the presence of asbestos or any asbestos-containing materials installed in or on any building or other structure.

      K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY.

V.    LIMITS OF COVERAGE; DEDUCTIBLE

      Regardless of the number of POLLUTION CONDITIONS, INSUREDS, CLAIMS, LOSSES or claimants under this Policy, the following limits of coverage apply:

      A. POLICY AGGREGATE LIMIT

      The Company's total liability for all LOSS covered under this Policy shall not exceed the "Total all LOSSes" stated in Item 3 of the Declarations. The purchase of an Extended Reporting Period pursuant to Section VII of this Policy shall not serve to reinstate or increase the "Total all LOSSes".

      B. EACH LOSS LIMIT

      Subject to and included in the limit of liability described in Paragraph A above, the most the Company will pay in excess of the deductible amount shown in
Item 4 of the Declarations for each LOSS under Coverage A and B, and for all CLEAN-UP COSTS arising from the same, continuous or related POLLUTION CONDITIONS under Coverage C, is the "Each LOSS" limit of liability shown in Item 3 of the Declarations.

      C. RELATED POLLUTION CONDITIONS

            1. Solely with respect to Coverage B, if a CLAIM for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS is first made against the INSURED and reported to the Company during this POLICY PERIOD, all CLAIMS for BODILY INJURY, PROPERTY Damage or CLEAN-UP COSTS arising from the same, continuous or related POLLUTION CONDITIONS, which are made against the INSURED and reported under a subsequent Secured Creditor Impaired Property Policy issued by the Company or its affiliate, shall be deemed to have been first made and reported under this Policy and shall be subject to the Limits of Liability under this Policy.

      Coverage under this Policy for such CLAIMS made against the INSURED and reported under a subsequent Secured Creditor Impaired Property Policy as described in Paragraph 1 above, shall not apply unless at the time such Claims are first made and reported the INSURED has maintained with the Company or its affiliate Secured Creditor Impaired Property coverage substantially the same as this coverage on a successive, uninterrupted basis since the first such CLAIM was made against the INSURED and reported to the Company.

            2. All LOSS arising from the same, continuous, or related POLLUTION CONDITIONS shall be subject to one "Each LOSS" limit of liability. In the event coverage is provided under more than one of Coverages A, B and C, only one "Each LOSS" limit stated in Item 3 of the Declarations shall apply.

      D. DEDUCTIBLE

      Subject to Section V. LIMITS OF COVERAGE; DEDUCTIBLE, Paragraphs A and B above, this Policy is to pay all LOSS in excess of the "Each LOSS" Deductible amount stated in Item 4 of the Declarations. The Deductible amount includes investigation and defense costs, charges and expenses, and applies to all LOSS arising from the same, related or continuous POLLUTION CONDITIONS.

      The INSURED shall promptly reimburse the Company for advancing any payment of LOSS falling within the Deductible.

VI.   DEFINITIONS

      A. BODILY INJURY means physical injury, sickness, disease, mental anguish or emotional distress sustained by any person, including death resulting therefrom.

      B. BORROWER means any obligor on a COMMERCIAL REAL ESTATE LOAN, including without limitation, any guarantor therefor, the holder of any ownership interest in an INSURED PROPERTY and any other person, entity or organization controlled by or under common control of the obligor.

      C. CLAIM means a written demand received by the INSURED seeking a remedy and alleging liability or responsibility on the part of the INSURED for LOSS under Coverage B.

      D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses, incurred with the Company's written consent, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or specifically mandated by court order, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

      E. COMMERCIAL REAL ESTATE LOAN means an obligation evidenced by loan documents which is secured by the INSURED PROPERTY, LEASEHOLD or FIXED ASSETS as scheduled in Item 5 of the Declarations, and in which loan documents the INSURED relies upon such INSURED PROPERTY, LEASEHOLD or FIXED ASSETS as security for the loan and obtains a perfected mortgage or other security interest.

      F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items designated as the causes or events of default as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. For purposes of this Policy, the mere presence of a POLLUTION CONDITION shall not be deemed a cause or event of default.

      G. ENVIRONMENTAL LAWS means any federal, state or local laws (including but not limited to statutes, regulations, rules, ordinances, guidance documents, and governmental or administrative orders and directives) which are applicable to POLLUTION CONDITIONS.

      H. FIXED ASSETS means fixtures, plant and equipment at or on an INSURED PROPERTY owned by the BORROWER, which are depreciated over their useful life.

      I. FORECLOSURE means taking title to an interest in the INSURED
PROPERTY, LEASEHOLD or FIXED ASSETS through the enforcement of a lien, mortgage, deed of trust or other secured interest under a COMMERCIAL REAL ESTATE LOAN, whether through legal proceedings or otherwise.

      J. INSURED means the NAMED INSURED, TRUSTEE or SERVICER, and any director, officer, partner or employee thereof while acting within the scope of his or her duties as such, and any such additional INSURED added by endorsement to this Policy.

      K. INSURED PROPERTY means the real property, including any FIXED ASSETS or LEASEHOLD, scheduled in Item 5. of the Declarations on the date of the LOSS.

      L. LEASEHOLD means the BORROWER'S right to possession of leased INSURED PROPERTY pursuant to a written lease agreement.

      M. LOSS means:

            1. With respect to Coverage A, the OUTSTANDING BALANCE on the date of DEFAULT, including principal and accrued interest from the date of DEFAULT until the date that the OUTSTANDING BALANCE is paid, plus interest on any advances of scheduled monthly payments made by the INSURED from the date of DEFAULT, plus advances and interest on advances for PROPERTY PROTECTION actually paid by the INSURED pursuant to the COMMERCIAL REAL ESTATE LOAN or, if applicable, a POOLING AND SERVICING AGREEMENT. Such advances and interest on advances made for PROPERTY PROTECTION are limited to ten (10) percent of the OUTSTANDING BALANCE on the date of DEFAULT.

            2. With respect to Coverage B, (a) monetary awards or settlements of compensatory damages for BODILY INJURY, PROPERTY DAMAGE or CLEAN-UP COSTS; (b) CLEAN-UP COSTS; and (c) costs, charges and expenses incurred in the defense, investigation and adjustment of CLAIMS.

            3.    With respect to Coverage C, CLEAN-UP COSTS.

      N. NAMED INSURED means the party, person or entity named in Item 1 of the Declarations.

      O. NATURAL RESOURCE DAMAGE means physical injury to or destruction of, including the resulting loss of value of, land, fish, wildlife, biota, air, water, groundwater, drinking water supplies, and other such resources belonging to, managed by, held in trust by, appertaining to, or otherwise controlled by the United States (including the resources of the fishery conservation zone established by the Magnuson-Stevens Fishery Conservation and Management Act (16 U.S.C. 1801 et seq.)), any state or local government, any foreign government, any Indian tribe, or if such resources are subject to a trust restriction on alienation, any member of an Indian tribe.

      P. OUTSTANDING BALANCE means the principal amount of outstanding indebtedness owed to the INSURED as of the date of Default calculated pursuant to the terms and conditions of the COMMERCIAL REAL ESTATE LOAN plus interest as described in the definition of LOSS. OUTSTANDING BALANCE shall not include penalties or other fees arising out of a DEFAULT.

      Q. POLICY PERIOD means the period set forth in Item 2 of the Declarations or any shorter period arising as a result of:

            1.    cancellation of this Policy; or

            2. the deletion by the Company of a particular INSURED Property at the NAMED INSURED'S written request, but solely with respect to that INSURED PROPERTY.

      R. POLLUTION CONDITIONS means:

            1. with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

            2. with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

      S. POOLING AND SERVICING AGREEMENT means the agreement governing the servicing of the COMMERCIAL REAL ESTATE LOAN(S).

      T. PROPERTY DAMAGE means:

            1. Physical injury to or destruction of tangible property of parties other than the INSURED, including the resulting loss of use or diminution in value thereof;

            2. LOSS of use, but not diminution in value, of tangible property of parties other than the INSURED, which has not been physically injured or destroyed;

            3.    NATURAL RESOURCE DAMAGE.

      U. PROPERTY PROTECTION means reasonable expenses necessary to protect the INSURED PROPERTY.

      V. SERVICER means the party(ies) to the POOLING AND SERVICING AGREEMENT responsible for servicing the COMMERCIAL REAL ESTATE LOAN(S).

      W. TRUSTEE means the trustee under the POOLING AND SERVICING AGREEMENT.

VII.  EXTENDED REPORTING PERIOD - COVERAGE B

      Solely with respect to Coverage B, the INSURED shall be entitled to an Automatic Extended Reporting Period, and (with certain exceptions as described in paragraph B. of this Section) entitled to purchase an Optional Extended Reporting Period Endorsement upon termination of coverage as defined in Paragraph B. of this Section. Neither the Automatic nor the Optional Extended Reporting Period shall reinstate or increase the Policy Aggregate Limit of this Policy.

      A. AUTOMATIC EXTENDED REPORTING PERIOD

      Provided the INSURED has not purchased any other insurance to replace Coverage B which applies to a CLAIM otherwise covered under Coverage B, the NAMED INSURED shall have a period of forty-five (45) days following the effective date of termination of coverage in which to provide written notice to the Company of CLAIMS first made and reported within the Automatic Extended Reporting Period. A CLAIM first made and reported within the Automatic Extended Reporting Period will be deemed made on the last day of the POLICY PERIOD, provided the CLAIM arises from POLLUTION CONDITIONS that commenced before the end of the POLICY PERIOD and is otherwise covered by this Policy. The Automatic Extended Reporting Period shall not apply if the Optional Extended Reporting Period becomes effective.

      B. OPTIONAL EXTENDED REPORTING PERIOD

      The NAMED INSURED shall be entitled to purchase an Optional Extended Reporting Period upon termination of coverage, as defined in Paragraph 3. below, except in the event of nonpayment of premium.

            1. A Claim first made and reported within the Optional Extended Reporting Period, if purchased in accordance with the provisions contained in Paragraph 2 below, will be deemed to have been made on the last day of the POLICY PERIOD, provided that the CLAIM arises from POLLUTION CONDITIONS that commenced before the end of the POLICY PERIOD and is otherwise covered by this Policy.

            2. The Company shall issue an endorsement providing an Optional Extended Reporting Period of up to thirty-six (36) months from termination of coverage under this Policy for any INSURED PROPERTY provided that the NAMED INSURED:

                  a. makes a written request for such endorsement which the Company receives within forty-five (45) days after termination of coverage as defined herein; and

                  b. pays the additional premium when due. If that additional premium is paid when due, the Optional Extended Reporting Period may not be canceled, provided that all other terms and conditions of the Policy are met.

            3.    Termination of coverage occurs at the time of:

                  a. cancellation or nonrenewal of this Policy by the NAMED INSURED or by the Company;

                  b. the Company's deletion from Item 5 of the Declarations of this Policy of a location which was an INSURED PROPERTY, at the INSURED'S written request, but solely with respect to that INSURED PROPERTY.

            4. The Optional Extended Reporting Period is available to the NAMED INSURED for not more than 200% of the premium the Company has charged for the INSURED PROPERTY for which the Extended Reporting Period is purchased.

VIII. CONDITIONS

      A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED without the Company's prior written consent to the SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

      B. SUBROGATION

            1. To the extent of any payment under this Policy, the Company shall be subrogated to all the INSURED'S rights of recovery therefor against any person or organization, with the exception of the BORROWER; provided that if the Company indemnifies the INSURED for the OUTSTANDING BALANCE under Coverage A, the Company reserves its right of FORECLOSURE against the BORROWER.

            2. The INSURED shall execute and deliver instruments and papers and do whatever else is reasonably necessary to secure such rights including without limitation, assignment of the INSURED'S rights against any person or organization, with the exception of the BORROWER, who caused POLLUTION CONDITIONS on account of which the Company made any payment under this Policy.

            3. Any recovery as a result of subrogation proceedings shall accrue first to the INSURED to the extent of any LOSS in excess of the limit of coverage, then to the Company to the extent of its payment under the policy, and then to the INSURED to the extent of its Deductible. Expenses incurred in such subrogation proceedings shall be apportioned among the interested parties in the recovery in the proportion that each interested party's share in the recovery bears to the total recovery. Any recoveries received by the Company via subrogation net of expenses incurred in making such recovery shall serve to reinstate the "Total all LOSSes" limit of liability stated in Item 3 of the Declarations, but only to the extent of such net recovery.

            4. The INSURED shall do nothing to prejudice the Company's rights of Subrogation.

      C. CHANGES - Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this Policy or estop the Company from asserting any right under the terms of this Policy; nor shall the terms of this Policy be waived or changed, except by endorsement issued to form a part of this Policy.

      D. SOLE AGENT - The NAMED INSURED first listed in Item 1 of the Declarations shall act on behalf of all other INSUREDS, if any, for the payment or return of premium, receipt and acceptance of any endorsement issued to form a part of this Policy, and giving and receiving notice of cancellation or nonrenewal and the exercise of the rights provided in the EXTENDED REPORTING PERIOD clause.

      E. CANCELLATION - This Policy may be canceled by the INSURED by surrender thereof to the Company or any of its authorized agents or by mailing to the Company written notice stating when thereafter the cancellation shall be effective.

      This Policy may be canceled by the Company only for nonpayment of premium by mailing to the NAMED INSURED at the address shown in the Policy, written notice stating when not less than ten (10) days thereafter cancellation shall be effective. Proof of mailing of notice described in this Condition E. shall be sufficient proof of notice.

      The time of surrender or the effective date and hour of cancellation stated in the notice shall become the end of the POLICY PERIOD. Delivery of such written notice either by the NAMED INSURED or by the Company shall be equivalent to mailing. If the NAMED INSURED cancels, earned premium shall be computed in accordance with the customary short rate table. If the Company cancels, earned premium shall be computed pro rata. Premium adjustment may be either at the time cancellation is effected or as soon as practicable after cancellation becomes effective, but payment or tender of unearned premium is not a condition of cancellation.

      F. TERMINATION OF COVERAGE - In the event of the INSURED'S sale of a COMMERCIAL REAL ESTATE LOAN, coverage under Coverages A and C will automatically terminate as of the effective date of such sale for any INSURED PROPERTY included in such sale. Coverage B, however, will continue for such INSURED PROPERTY for the remainder of the POLICY PERIOD and EXTENDED REPORTING PERIOD, if applicable.

      G. CONCEALMENT OR FRAUD - This entire Policy shall be void if, whether before or after LOSS is incurred or a CLAIM is first made, the Insured has willfully concealed or misrepresented any fact or circumstance in the Secured Creditor Impaired Property Application material to the granting of coverage under this Policy. In addition, coverage for any individual INSURED PROPERTY shall be void if, whether before or after LOSS is incurred or a CLAIM is first made, the INSURED has willfully concealed or misrepresented any fact or circumstance material to the granting of coverage for the INSURED PROPERTY under this Policy.

      H. OTHER INSURANCE

            1.    Coverage A.

            This insurance is primary. Our obligations are not affected by any other insurance that may be primary.

            2.    Coverages B and C.

                  (a) This insurance is primary. Our obligations are not affected unless any other insurance applicable to LOSS covered by this Policy is also primary. Then, we will share with all other insurance by the method described in paragraphs (b) and (c) below.

                  (b) If other primary insurance permits contribution by equal shares, we will follow this method also. Under this approach each insurer contributes equal amounts until it has paid its applicable limit of insurance or none of the loss remains, whichever comes first.

                  (c) If any other insurance does not permit contribution by equal shares, we will contribute by limits. Under this method, each insurer's share is based on the ratio of its applicable limit of insurance to the total applicable limits of insurance of all primary insurers.

      I. RIGHT OF ACCESS AND INSPECTION - Any of the Company's authorized representatives shall have the right and opportunity but not the obligation when the Company so desires to interview persons employed by the INSURED and to inspect at any reasonable time, during the POLICY PERIOD or thereafter, an Insured Property for which the INSURED holds title, and applicable records for COMMERCIAL REAL ESTATE LOANS. Neither the Company nor its representatives shall assume any responsibility or duty to the INSURED or to any other party, person or entity, by reason of such right of inspection. Neither the Company's right to make inspections, sample and monitor nor the actual undertaking thereof nor any report thereon shall constitute an undertaking on behalf of the INSURED or others, to determine or warrant that property or operations are safe, healthful or conform to acceptable engineering practices or are in compliance with any law, rule or regulation. The INSURED agrees to provide appropriate personnel to assist the Company's representatives during any inspection.

      J. REPRESENTATIONS - By acceptance of this Policy, the first NAMED
INSURED agrees that the statements in the Declarations and Secured Creditor Impaired Property Application are its agreements and representations, that this Policy is issued in reliance upon the truth of such representations and that this Policy embodies all agreements existing between any INSURED and the Company or any of its agents relating to this insurance.

      K. ACTION AGAINST COMPANY - No person or organization has a right under this Policy:

            1. to join the Company as a party or otherwise bring the Company into a suit asking for damages from an INSURED; or

            2. to sue the Company on this Policy unless all of its terms have been fully complied with.

      A person or organization may sue the Company to recover on an agreed settlement or on a final judgment against an INSURED obtained after an actual trial; but the Company will not be liable for damages that are not payable under the terms of this Policy or that are in excess of the applicable limit of liability. An agreed settlement means a settlement and release of liability signed by the Company, the INSURED and the claimant or the claimant's legal representative.

      L. BANKRUPTCY - Bankruptcy or insolvency of the INSURED or of the INSURED'S estate shall not relieve the Company of any of its obligations hereunder.

      M. ARBITRATION - It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this Policy, whether arising before or after termination of this Policy, including any determination of the amount of LOSS, shall be submitted to the American Arbitration Association under and in accordance with its then prevailing commercial arbitration rules. The arbitrators shall be chosen in the manner and within the time frames provided by such rules. If permitted under such rules, the arbitrators shall be three disinterested individuals having knowledge of the legal, corporate management or insurance issues relevant to the matters in dispute.

      Any party may commence such arbitration proceeding and the arbitration shall be conducted in New York, New York. The arbitrators shall give due consideration to the general principles of New York law in the construction and interpretation of the provisions of this Policy; provided, however, that the terms, conditions, provisions and exclusions of this Policy are to be construed in an evenhanded fashion as between the parties. Where the language of this Policy is alleged to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant terms, conditions, provisions or exclusions of the Policy (without regard to the authorship of the language, the doctrine of reasonable expectation of the parties and without any presumption or arbitrary interpretation or construction in favor of either party or parties, and in accordance with the intent of the parties.)

      The written decision of the arbitrators shall set forth its reasoning, shall be provided simultaneously to both parties and shall be binding on them. The arbitrators' award shall not include attorney fees or other costs. Judgment on the award may be entered in any court of competent jurisdiction. Each party shall bear equally the expenses of the arbitration.

      N. SERVICE OF SUIT - Subject to Paragraph M. above, it is agreed that in the event of failure of the Company to pay any amount claimed to be due hereunder, the Company, at the request of the INSURED, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this condition constitutes or should be understood to constitute a waiver of the Company's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United Stated District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. It is further agreed that service of process in such suit may be made upon General Counsel, Legal Department, American International Specialty Lines Insurance Company, 70 Pine Street, New York, New York 10270, or his or her representative, and that in any suit instituted against the Company upon this contract, the Company will abide by the final decision of such court or of any appellate court in the event of any appeal.

      Further, pursuant to any statute of any state, territory, or district of the United States which makes provision therefore, the Company hereby designates the Superintendent, Commissioner, Director of Insurance, or other officer specified for that purpose in the statute, or his or her successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the INSURED or any beneficiary hereunder arising out of this contract of insurance, and hereby designates the above named General Counsel as the person to whom the said officer authorized to mail such process or a true copy thereof.

      O. SOLD LOANS - in the event a COMMERCIAL REAL ESTATE LOAN(S) is sold by the INSURED, the Company agrees to offer coverage to the new owner of the COMMERCIAL REAL ESTATE LOAN(S) identical to coverage provided the INSURED under this Policy. The per INSURED PROPERTY premium to be charged to the new owner of the COMMERCIAL REAL ESTATE LOAN(S) will be equal to the pro rata premium applying to an INSURED PROPERTY as of the date of sale plus not more than $100 per INSURED PROPERTY. Additional premium may be charged to the new owner of the COMMERCIAL REAL ESTATE LOAN for negotiated differences in terms and conditions, including but not limited to, POLICY PERIOD, limits of liability and deductible.

      P. LENDER LIABILITY - The existence of any legal protection for the INSURED against liability of any kind whatsoever in connection with POLLUTION CONDITIONS, including but not limited to the secured creditor exemption in
Section 9601(2) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sec. 9601 et seq., shall in no way affect the rights of the INSURED under this Policy. Any failure of the INSURED to qualify for such protection shall not in and of itself trigger Exclusion IV.E or in any other way affect the rights of the INSURED under this Policy.

IN WITNESS WHEREOF, the Company has caused this Policy to be signed by its president and secretary and signed on the Declarations page by its duly authorized representative or countersigned in states where applicable.



/S/                                      /S/
------------------------------------     ---------------------------------------
               SECRETARY                                PRESIDENT

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  10/29/99

FORMS A PART OF POLICY NO:      476 17 75

ISSUED TO:        Bank of America - Commercial Mortgage Lending

BY:               American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby agreed that Declarations Form 74067 (5/99), Item 1, NAMED INSURED AND ADDRESS, Item 2, POLICY PERIOD, Item 3, LIMITS OF LIABILITY, are amended as follows:

ITEM 1:  NAMED INSURED:

                    Wells Fargo Bank of Minnesota, N.A. as Trustee for the registered holders of
                    Banc of America Commercial Mortgage Inc.,
                    Commercial Mortgage Pass-Through Certificates, Series 2000-2

         ADDRESS:   11000 Broken Land Parkway
                    Columbia, MD 21044-3562
                    Attn: Corporate Trust Services (CMBS), Banc of America Commercial Mortgage Inc., Series 2000-2

ITEM 2:  POLICY PERIOD: 10/29/99 to 1/29/15

ITEM 3:  LIMITS OF LIABILITY:

                           Each LOSS            $11,250,000
                           Total all LOSSes     $11,250,000


All other terms, conditions and exclusions remain the same.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  10/29/99

FORMS A PART OF POLICY NO:      476 17 77

ISSUED TO:  Bank of America - Commercial Mortgage Lending

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby agreed that Declarations Form 74067 (5/99), Item 1, NAMED INSURED AND ADDRESS, Item 2, POLICY PERIOD, Item 3, LIMITS OF LIABILITY, are amended as follows:

ITEM 1:  NAMED INSURED:

                    Wells Fargo Bank of Minnesota, N.A. as Trustee for the registered holders of
                    Banc of America Commercial Mortgage Inc.,
                    Commercial Mortgage Pass-Through Certificates, Series 2000-2

         ADDRESS:   11000 Broken Land Parkway
                    Columbia, MD 21044-3562
                    Attn: Corporate Trust Services (CMBS), Banc of America Commercial Mortgage Inc., Series 2000-2

ITEM 2:  POLICY PERIOD:  10/29/99 to 1/29/15

ITEM 3:  LIMITS OF LIABILITY:

                           Each LOSS            $8,781,250
                           Total all LOSSes     $8,781,250


All other terms, conditions and exclusions remain the same.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  10/29/99

FORMS A PART OF POLICY NO:      476 17 76

ISSUED TO:  Bank of America - Commercial Mortgage Lending

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby agreed that Declarations Form 74067 (5/99), Item 1, NAMED INSURED AND ADDRESS, Item 2, POLICY PERIOD, Item 3, LIMITS OF LIABILITY, are amended as follows:

ITEM 1:  NAMED INSURED:

                    Wells Fargo Bank of Minnesota, N.A. as Trustee for the registered holders of
                    Banc of America Commercial Mortgage Inc.,
                    Commercial Mortgage Pass-Through Certificates, Series 2000-2

         ADDRESS:   11000 Broken Land Parkway
                    Columbia, MD 21044-3562
                    Attn: Corporate Trust Services (CMBS), Banc of America Commercial Mortgage Inc., Series 2000-2

ITEM 2:  POLICY PERIOD:  10/29/99 to 1/29/15

ITEM 3:  LIMITS OF LIABILITY:

                           Each LOSS            $34,321,250
                           Total all LOSSes     $34,321,250


All other terms, conditions and exclusions remain the same.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  10/29/99

FORMS A PART OF POLICY NO:      476 17 75

ISSUED TO:  Bank of America - Commercial Mortgage Lending

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby agreed that Declarations Form 74067 (5/99), Item 1, NAMED INSURED AND ADDRESS, Item 2, POLICY PERIOD, Item 3, LIMITS OF LIABILITY, are amended as follows:

ITEM 1:  NAMED INSURED:

                    Wells Fargo Bank of Minnesota, N.A. as Trustee for the registered holders of
                    Banc of America Commercial Mortgage Inc.,
                    Commercial Mortgage Pass-Through Certificates, Series 2000-2

         ADDRESS:   11000 Broken Land Parkway
                    Columbia, MD 21044-3562
                    Attn: Corporate Trust Services (CMBS), Banc of America Commercial Mortgage Inc., Series 2000-2

ITEM 2:  POLICY PERIOD:  10/29/99 to 1/29/15

ITEM 3:  LIMITS OF LIABILITY:

                           Each LOSS            $4,823,000
                           Total all LOSSes     $4,823,000


All other terms, conditions and exclusions remain the same.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 4

THIS ENDORSEMENT, EFFECTIVE 12:01 AM, 10/29/99

FORMS A PART OF POLICY NO.:     476 17 75

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                 SECURED CREDITOR IMPAIRED PROPERTY ENDORSEMENT
                 ----------------------------------------------

          THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY

      It is hereby agreed that the Policy is amended as follows:

1. SECTION II. NOTICE REQUIREMENTS AND CLAIM PROVISIONS, paragraph A. is deleted in its entirety and replaced with the following:

            A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                     and

                  Division Attorney - Pollution Legal Liability
                  Commerce and Industry Insurance Company
                  175 Water Street
                  New York, New York 10038

      or other address(es) as substituted by the Company in writing.

2. SECTION III. DUTIES OF THE INSURED IN THE EVENT OF LOSS, paragraph A is deleted in its entirety and replaced with the following:

            A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C:

            1.    all correspondence between the INSURED and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the INSURED concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

3. Section IV. EXCLUSIONS, paragraph G is deleted in its entirety and replaced with the following:

            G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

4. Section VI. DEFINITIONS, paragraph D. CLEAN-UP COSTS, F. DEFAULT, and R. POLLUTION CONDITIONS are deleted in their entirety and replaced with the following, respectively:

            D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses incurred with the Company's written consent which consent shall not be unreasonably withheld or delayed, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or by court order or directive, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

            F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items designated as the causes OR events of default as provided BY the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN.

            R. POLLUTION CONDITIONS means:

            (1) with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, hazardous substances, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, resulting in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

            (2) with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

5. Section VIII. CONDITIONS, paragraph A. ASSIGNMENT is deleted in its entirety and replaced with the following:

            A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to a SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

All other terms, conditions and exclusions shall remain the same.



                              /S/
                              ------------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                              or countersignature (in states where applicable)

                                ENDORSEMENT NO. 5

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.: 10/29/99

FORMS A PART OF POLICY #:       476 17 75

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company


                             AMENDATORY ENDORSEMENT
                             ----------------------

        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

      It is hereby agreed that Paragraphs J & K of SECTION IV. EXCLUSIONS are deleted in their entirety and replaced with the following:

J. arising from the presence of asbestos or asbestos-containing materials installed in or on any building or other structure. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.

K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.: 10/29/99

FORMS A PART OF POLICY NO:      476 17 76

ISSUED TO: Bank of America-Commercial Mortgage Lending

      BY: American International Specialty Lines Insurance Company


                             AMENDATORY ENDORSEMENT

        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY

      It is hereby agreed that Declarations Form 74067 (5/99), Item 1, NAMED INSURED AND ADDRESS, Item 2, POLICY PERIOD, and Item 3, LIMITS OF LIABILITY, are amended as follows:

ITEM 1:  NAMED INSURED:

                  Wells Fargo Bank of Minnesota, N.A. as Trustee for the registered holders of
                  Banc of America Commercial Mortgage Inc.,
                  Commercial Mortgage Pass-Through Certificates, Series 2000-2

         ADDRESS: 11000 Broken Land Parkway
                  Columbia, MD 21044-3562
                  ATTN: Corporate Trust Services (CMBS), Banc of America Commercial Mortgage Inc., Series 2000-2

ITEM 2:  POLICY PERIOD: 10/29/99 to 1/29/25

ITEM 3:  LIMITS OF LIABILTY:

                                Each LOSS         $14,710,000
                                Total all LOSSes  $14,710,000

All other terms, conditions and exclusions remain the same.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 4

THIS ENDORSEMENT, EFFECTIVE 12:01 A.M., 10/29/99

FORMS A PART OF POLICY NO.:     476 17 76

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                 SECURED CREDITOR IMPAIRED PROPERTY ENDORSEMENT
                 ----------------------------------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

      It is hereby agreed that the Policy is amended as follows:

1. Section II. NOTICE REQUIREMENTS AND CLAIM PROVISIONS, paragraph A is deleted in its entirety and replaced with the following:

            A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                        and

                  Division Attorney - Pollution Legal Liability
                  Commerce and Industry Insurance Company
                  175 Water Street
                  New York, New York 10038

            or other address(es) as substituted by the Company in writing.

2. Section III. DUTIES OF THE INSURED IN THE EVENT OF LOSS, paragraph A is deleted in its entirety and replaced with the following:

      A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C:

            1. all correspondence between the INSURED and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the Insured concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

3. Section IV. EXCLUSIONS, paragraph G is deleted in its entirety and replaced with the following:

      G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

4. Section VI. DEFINITIONS, paragraph D. CLEAN-UP COSTS, F. DEFAULT, and R. POLLUTION CONDITIONS are deleted in their entirety and replaced with the following, respectively:

      D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses incurred with the Company's written consent which consent shall not be unreasonably withheld or delayed, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or by court order or directive, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

      F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the Borrower's failure to comply with items designated as the causes or events of default as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN.

            R. POLLUTION CONDITIONS means:

            (1) with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, hazardous substances, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, resulting in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

            (2) with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

5. Section VIII. CONDITIONS, paragraph A. ASSIGNMENT is deleted in its entirety and replaced with the following:

            A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to a SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

All other terms, conditions and exclusions shall remain the same.




                                /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  10/29/99

FORMS A PART OF POLICY NO:      476 17 76

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby agreed that Paragraphs J & K of SECTION IV. EXCLUSIONS are deleted in their entirety and replaced with the following:

J. arising from the presence of asbestos or asbestos-containing materials installed in or on any building or other structure. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.

K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  10/29/99

FORMS A PART OF POLICY NO:      476 17 77

ISSUED TO:  Bank of America - Commercial Mortgage Lending

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby agreed that Declarations Form 74067 (5/99), Item 1, NAMED INSURED AND ADDRESS, Item 2, POLICY PERIOD, Item 3, LIMITS OF LIABILITY, are amended as follows:

ITEM 1:  NAMED INSURED:

                    Wells Fargo Bank of Minnesota, N.A. as Trustee for the registered holders of
                    Banc of America Commercial Mortgage Inc.,
                    Commercial Mortgage Pass-Through Certificates, Series 2000-2

         ADDRESS:   11000 Broken Land Parkway
                    Columbia, MD 21044-3562
                    Attn: Corporate Trust Services (CMBS), Banc of America Commercial Mortgage Inc., Series 2000-2

ITEM 2:  POLICY PERIOD:  10/29/99 to 1/29/15

ITEM 3:  LIMITS OF LIABILITY:

                           Each LOSS            $3,764,000
                           Total all LOSSes     $3,764,000


All other terms, conditions and exclusions remain the same.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 4

THIS ENDORSEMENT, EFFECTIVE 12:01 AM, 10/29/99

FORMS A PART OF POLICY NO.:     476 17 77

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                 SECURED CREDITOR IMPAIRED PROPERTY ENDORSEMENT
                 ----------------------------------------------

          THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY

      It is hereby agreed that the Policy is amended as follows:

1. Section II. NOTICE REQUIREMENTS AND CLAIM PROVISIONS, paragraph A, is deleted in its entirety and replaced with the following:

            A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                  and

                  Division Attorney - Pollution Legal Liability
                  Commerce and Industry Insurance Company
                  175 Water Street
                  New York, New York 10038

      or other address(es) as substituted by the Company in writing.

2. Section III. DUTIES OF THE INSURED IN THE EVENT OF LOSS, paragraph A is deleted in its entirety and replaced with the following:

            A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C:

            1. all correspondence between the INSURED and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the Insured concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

3. Section IV. EXCLUSIONS, paragraph G is deleted in its entirety and replaced with the following:

            G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

4. Section VI. DEFINITIONS, paragraph D. CLEAN-UP COSTS, F. DEFAULT, and R. POLLUTION CONDITIONS are deleted in their entirety and replaced with the following, respectively:

            D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses incurred with the Company's written consent which consent shall not be unreasonably withheld or delayed, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or by court order or directive, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

            F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the Borrower's failure to comply with items designated as the causes or events of default as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN.

            R. POLLUTION CONDITIONS means:

            (1) with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, hazardous substances, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, resulting in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

            (2) with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

5. Section VIII. CONDITIONS, paragraph A. ASSIGNMENT is deleted in its entirety and replaced with the following:

            A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to a SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

All other terms, conditions and exclusions shall remain the same.



                                /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)

                           ENDORSEMENT NO. 5

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.: 10/29/99

FORMS A PART OF POLICY #:       476 17 77

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                        AMENDATORY ENDORSEMENT
                        ----------------------

    THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

      It is hereby agreed that Paragraphs J & K of SECTION IV. EXCLUSIONS are deleted in their entirety and replaced with the following:

J. arising from the presence of asbestos or asbestos-containing materials installed in or on any building or other structure. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.

K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                           ENDORSEMENT NO. 2

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  3/13/00

FORMS A PART OF POLICY NO:      476 30 47

ISSUED TO:  Bank of America

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby agreed that Declarations Form 74067 (5/99), Item 1, NAMED INSURED AND ADDRESS, Item 2, POLICY PERIOD, Item 3, LIMITS OF LIABILITY, Item 4, DEDUCTIBLE, are amended as follows:

ITEM 1:  NAMED INSURED:

                    Wells Fargo Bank of Minnesota, N.A. as Trustee for the registered holders of
                    Banc of America Commercial Mortgage Inc.,
                    Commercial Mortgage Pass-Through Certificates, Series 2000-2

         ADDRESS:   11000 Broken Land Parkway
                    Columbia, MD 21044-3562
                    Attn: Corporate Trust Services (CMBS), Banc of America Commercial Mortgage Inc., Series 2000-2

ITEM 2:  POLICY PERIOD:  3/13/00 to 6/1/15

ITEM 3:  LIMITS OF LIABILITY:

                           Each LOSS            $7,500,000
                           Total all LOSSes     $7,500,000

ITEM 4:  DEDUCTIBLE:                            $0


All other terms, conditions and exclusions remain the same.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                           ENDORSEMENT NO. 3

THIS ENDORSEMENT, EFFECTIVE 12:01 AM, 3/13/00

FORMS A PART OF POLICY NO.:     476 30 47

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:         American International Specialty Lines Insurance Company



                 SECURED CREDITOR IMPAIRED PROPERTY ENDORSEMENT
                 ----------------------------------------------

     THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY

      It is hereby agreed that the Policy is amended as follows:

1. Section II. NOTICE REQUIREMENTS AND CLAIM PROVISIONS, paragraph A. is deleted in its entirety and replaced with the following:

      A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10006

                        and

                  Division Attorney - Pollution Legal Liability
                  Commerce and Industry Insurance Company
                  175 Water Street
                  New York, New York 10038

      or other address(es) as substituted by the Company in writing.

2. Section III. DUTIES OF THE INSURED IN THE EVENT OF LOSS, paragraph A is deleted in its entirety and replaced with the following:

      A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C:

            1. all correspondence between the INSURED and any Claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the Insured concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

3. Section IV. EXCLUSIONS, paragraph G is deleted in its entirety and replaced with the following:

      G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

4.    Section VI.  DEFINITIONS,  paragraph D. CLEAN-UP COSTS, F. DEFAULT,  and
      R. POLLUTION CONDITIONS are deleted in their entirety and replaced with the following, respectively:

      D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses incurred with the Company's written consent which consent shall not be unreasonably withheld or delayed, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or by court order or directive, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

      F. DEFAULT means the failure of a Borrower to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items designated as the causes or events of DEFAULT as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN.

      R. POLLUTION CONDITIONS means:

            (1) with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, hazardous substances, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, resulting in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

            (2) with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

5. Section VIII. CONDITIONS, paragraph A. ASSIGNMENT is deleted in its entirety and replaced with the following:

      A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to a SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

All other terms, conditions and exclusions shall remain the same.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 4

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  3/13/00

FORMS A PART OF POLICY #:       476 30 47

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A.  as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates.  Series 2000-2

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

      It is hereby agreed that Paragraphs J & K of SECTION IV. EXCLUSIONS are deleted in their entirety and replaced with the following:

J. arising from the presence of asbestos or asbestos-containing materials installed in or on any building or other structure. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.

K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 2

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  3/20/00

FORMS A PART OF POLICY NO:      476 30 54

ISSUED TO:  Bank of America, N.A.

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

          THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY

      It is hereby agreed that Declarations Form 75793 (2/00), Item 1, NAMED INSURED AND ADDRESS, Item 2, POLICY PERIOD, and Item 3, LIMITS OF LIABILITY, and
Item 4, DEDUCTIBLE are amended as follows:

ITEM 1: NAMED INSURED: Wells Fargo Bank of Minnesota, N.A. as Trustee for the registered holders of
                Banc of America Commercial Mortgage Inc.,
                Commercial Mortgage Pass-Through Certificates, Series 2000-2

                ADDRESS:  11000 Broken Land Parkway
                Columbia, MD 21044-3562
                ATTN: Corporate Trust Services (CMBS), Banc of America Commercial Mortgage Inc., Series 2000-2

ITEM 2:         POLICY PERIOD:    3/20/00 to 6/20/15

ITEM 3:         LIMITS OF LIABILITY:

                Each LOSS                  $10,250,000
                Total all LOSSes           $10,250,000

ITEM 4:         DEDUCTIBLE:                $0

All other terms, conditions and exclusions remain the same.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT, EFFECTIVE 12:01 AM.: 3/20/00

FORMS A PART OF POLICY NO.:  476 30 54

ISSUED TO:        Wells Fargo Bank of Minnesota, N.A. as Trustee
                  for the registered holders of
                  Banc of America Commercial Mortgage Inc.,
                  Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:               American International Specialty Lines Insurance Company



                SECURED CREDITOR IMPAIRED PROPERTY ENDORSEMENT
                ----------------------------------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

      It is hereby agreed that the Policy is amended as follows:

1. Section II. NOTICE REQUIREMENTS AND CLAIM PROVISIONS, paragraph A. is deleted in its entirety and replaced with the following:

      A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                        and

                  Division Attorney - Pollution Legal Liability
                  Commerce and Industry Insurance Company
                  175 Water Street
                  New York, New York 10038

or other address(es) as substituted by the Company in writing.

2. Section III. DUTIES OF THE INSURED IN THE EVENT OF LOSS, paragraph A is deleted in its entirety and replaced with the following:

      A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C:

            1.    all correspondence between the INSURED and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the Insured concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

3. Section IV. EXCLUSIONS, paragraph G is deleted in its entirety and replaced with the following:

      G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

4. Section VI. DEFINITIONS, paragraph D. CLEAN-UP COSTS, F. DEFAULT, and R. POLLUTION CONDITIONS are deleted in their entirety and replaced with the following, respectively:

      D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses incurred with the Company's written consent which consent shall not be unreasonably withheld or delayed, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or by court order or directive, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

      F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items designated as the causes or events of default as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN.

      R. POLLUTION CONDITIONS means:

            (1) with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, hazardous substances, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, resulting in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

            (2) with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

5. Section VIII. CONDITIONS, paragraph A. ASSIGNMENT is deleted in its entirety and replaced with the following:

      A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to a SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

All other terms, conditions and exclusions shall remain the same.



                                /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)

                                ENDORSEMENT NO. 4

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  3/20/00

FORMS A PART OF POLICY #:       476 30 54

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A. as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates.  Series 2000-2

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

      It is hereby agreed that Paragraphs J & K of SECTION IV. EXCLUSIONS are deleted in their entirety and replaced with the following:

J. arising from the presence of asbestos or asbestos-containing materials installed in or on any building or other structure. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.

K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 1

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  8/3/00

FORMS A PART OF POLICY #:       195 03 71

ISSUED TO:  Bank of America

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

        THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby agreed that Declarations Form 75793 (2/00), Item 1, NAMED Insured, are amended as follows:

ITEM 1: NAMED INSURED:

                  Wells Fargo Bank of Minnesota, N.A. as Trustee for the registered holders of
                  Banc of America Commercial Mortgage Inc.,
                  Commercial Mortgage Pass-Through Certificates, Series 2000-2

      ADDRESS:    11000 Broken Land Parkway
                  Columbia, MD 21044-3562
                  Attn:  Corporate Trust Services (CMBS), Banc of
                  America Commercial Mortgage Inc., Series 2000-2



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                ENDORSEMENT NO. 2

THIS ENDORSEMENT, EFFECTIVE 12:01 AM.: 8/3/00

FORMS A PART OF POLICY NO.:     195 03 71

ISSUED TO:        Wells Fargo Bank of Minnesota, N.A. as Trustee
                  for the registered holders of
                  Banc of America Commercial Mortgage Inc.,
                  Commercial Mortgage Pass-Through Certificates, Series 2000-2

BY:               American International Specialty Lines Insurance Company



                 SECURED CREDITOR IMPAIRED PROPERTY ENDORSEMENT
                 ----------------------------------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

      It is hereby agreed that the Policy is amended as follows:

1. Section II. NOTICE REQUIREMENTS AND CLAIM PROVISIONS, paragraph A. is deleted in its entirety and replaced with the following:

      A. The INSURED shall give written notice to the Company, as soon as possible but not later than forty-five (45) days after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C to:

                  Manager, Pollution Insurance Products Unit
                  AIG Technical Services, Inc.
                  Environmental Claims Department
                  80 Pine Street, Sixth Floor
                  New York, New York 10005

                        and

                  Division Attorney - Pollution Legal Liability
                  Commerce and Industry Insurance Company
                  175 Water Street
                  New York, New York 10038

or other address(es) as substituted by the Company in writing.

2. Section III. DUTIES OF THE INSURED IN THE EVENT OF LOSS, paragraph A is deleted in its entirety and replaced with the following:

      A. The INSURED shall furnish the following to the Company as soon as available and practicable after the INSURED first learns of the DEFAULT and POLLUTION CONDITIONS with respect to Coverage A, a CLAIM with respect to Coverage B, or POLLUTION CONDITIONS with respect to Coverage C:

            1.    all correspondence between the INSURED and any claimant;

            2. all demands, summons, notices or other processes or papers filed with a court of law, administrative agency or investigative body;

            3. all technical reports, laboratory data, field notes or any other documents generated by persons hired by the INSURED to investigate or remediate POLLUTION CONDITIONS;

            4. all expert reports, investigations and data collected by experts retained by the INSURED, whether or not the INSURED intends to use the material for any purpose;

            5. all other information developed or discovered by the Insured concerning the DEFAULT and POLLUTION CONDITIONS, or LOSS.

3. Section IV. EXCLUSIONS, paragraph G is deleted in its entirety and replaced with the following:

      G. arising from POLLUTION CONDITIONS existing prior to the effective date of coverage for an INSURED PROPERTY if as of such date the INSURED knew that such POLLUTION CONDITIONS could give rise to a LOSS under this Policy and failed to disclose such POLLUTION CONDITIONS to the Company, or the Company did not otherwise learn of such POLLUTION CONDITIONS from engineering reports, environmental spreadsheets, the Secured Creditor Impaired Property Questionnaire, or from other technical reports the Company obtained independently.

4. Section VI. DEFINITIONS, paragraph D. CLEAN-UP COSTS, F. DEFAULT, and R. POLLUTION CONDITIONS are deleted in their entirety and replaced with the following, respectively:

      D. CLEAN-UP COSTS means expenses, including reasonable and necessary legal expenses incurred with the Company's written consent which consent shall not be unreasonably withheld or delayed, incurred in the investigation (including remedial studies and design), removal, remediation (including the associated monitoring), or disposal of soil, surfacewater, groundwater or other contamination:

            (1) to the extent required by ENVIRONMENTAL LAWS, or by court order or directive, the government or any political subdivision of the United States of America or any state thereof, or Canada; or

            (2) which have been actually incurred by the government or any political subdivision of the United States of America or any state thereof, or Canada or any province thereof, or by third-parties.

      F. DEFAULT means the failure of a BORROWER to make any part of a scheduled, periodic or final payment by the due date under the COMMERCIAL REAL ESTATE LOAN or the BORROWER'S failure to comply with items designated as the causes or events of default as provided by the terms of the COMMERCIAL REAL ESTATE LOAN. The DEFAULT shall be deemed to occur on the day after such due date under the COMMERCIAL REAL ESTATE LOAN provided that the DEFAULT was not cured within the applicable grace period as provided by the terms of the COMMERCIAL REAL ESTATE LOAN.

      R. POLLUTION CONDITIONS means:

            (1) with respect to Coverages A and C, the discharge, dispersal, release or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, hazardous substances, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, resulting in concentrations or amounts exceeding maximum levels allowed by applicable ENVIRONMENTAL LAWS, or by governmental or court order or directive, acting under the authority granted by ENVIRONMENTAL LAWS, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

            (2) with respect to Coverage B, the discharge, dispersal, release, or escape of any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, and waste materials into or upon land, or any structure on land, the atmosphere or any watercourse or body of water, including groundwater, provided such conditions are not naturally present in the environment in the concentration or amounts discovered.

5. Section VIII. CONDITIONS, paragraph A. ASSIGNMENT is deleted in its entirety and replaced with the following:

      A. ASSIGNMENT - This Policy may not be assigned without the prior written consent of the Company which consent shall not be unreasonably withheld. Assignment of interest under this Policy shall not bind the Company until its consent is endorsed thereon. However, this Policy may be assigned by the NAMED INSURED, without the Company's prior written consent to a SERVICER or TRUSTEE, or another entity which has, directly or indirectly, invested in or loaned money in connection with an INSURED PROPERTY. The NAMED INSURED must provide the Company written notice of such assignment within forty-five (45) days of the effective date of the assignment.

All other terms, conditions and exclusions shall remain the same.



                                /S/
                               -----------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                               or countersignature (in states where applicable)



             Copyright, American International Group, Inc., 2000

                                ENDORSEMENT NO. 3

THIS ENDORSEMENT EFFECTIVE 12:01 A.M.:  8/3/00

FORMS A PART OF POLICY #:       195 03 71

ISSUED TO:  Wells Fargo Bank of Minnesota, N.A.  as Trustee
            for the registered holders of
            Banc of America Commercial Mortgage Inc.,
            Commercial Mortgage Pass-Through Certificates.  Series 2000-2

BY:         American International Specialty Lines Insurance Company



                             AMENDATORY ENDORSEMENT
                             ----------------------

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

It is hereby agreed that Paragraphs J & K of SECTION IV. EXCLUSIONS are deleted in their entirety and replaced with the following:

J. arising from the presence of asbestos or asbestos-containing materials installed in or on any building or other structure. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.

K. arising from the presence of lead-based paint applied to any real or personal property on or under an INSURED PROPERTY. With the exception of residential properties, this exclusion shall not apply to CLAIMS for BODILY INJURY or government mandated CLEAN-UP COSTS on any INSURED PROPERTY.



                                   /S/
                                   -------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                   or countersignature (where required by law)

                                    EXHIBIT M

                           FORM OF REQUEST FOR REVIEW


                                                     __________________, 20_____


Wells Fargo Bank Minnesota, N.A.
1015 10th Ave. S.E.
Minneapolis, MN 55414
Attention:  Mortgage  Document Custody - Banc of America  Commercial  Mortgage
            Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-2

            Re: Amended and Restated Pooling and Servicing Agreement dated as of October 1, 2000 (the "Agreement") among Banc of America Commercial Mortgage Inc., as Depositor, Bank of America, N.A. and HVB Realty Capital Inc., as Mortgage Loan Sellers, ORIX Real Estate Capital Markets, LLC, as Master Servicer, Lennar Partners, Inc., as Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee and REMIC Administrator for the Certificateholders of Commercial Mortgage Pass Through Certificates, Series 2000-2

Ladies and Gentlemen:

            Pursuant to Section 2.02(b) of the above referenced Agreement, [_________________] requests a review of the following Mortgage file:

            Property Name:    ________________________________________
            Property Address: ________________________________________
            Loan Number:      ________________________________________

            The results of such review should be returned to [___________________] at the following address:


                              ________________________________
                              ________________________________
                              ________________________________
                              Phone:__________________________
                              Fax:  __________________________

                                                              EXHIBIT N

                                                     FORM OF CMSA PROPERTY FILE


                    BACM 2000-2
                    PROPERTY FILE
                (DATA RECORD LAYOUT)
               CROSS REFERENCED AS "L"

                    SPECIFICATION                                               DESCRIPTION/COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Acceptable Media Types                                   Magnetic Tape, Diskette, Electronic Transfer
Character Set                                            ASCII
Field Delineation                                        Comma
Density (Bytes-Per-Inch)                                 1600 or 6250
Magnetic Tape Label                                      None (unlabeled)
Magnetic Tape Blocking Factor                            10285 (17 records per block)
Physical Media Label                                     Servicer Name; Data Type (Collection Period Data); Density
                                                           (Bytes-Per-Inch); Blocking Factor; Record Length
Return Address Label                                     Required for return of physical media (magnetic tape or diskette)


                                      FIELD              FORMAT                                                           LOAN FIELD
FIELD NAME                            NUMBER    TYPE     EXAMPLE                         DESCRIPTION/COMMENTS             REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
Transaction ID                           1       AN      XXX97001    Unique Issue Identification Mnemonic                 S1, L1
Loan ID                                  2       AN      XXX9701A    Unique Servicer Loan Number Assigned To Each
                                                                       Collateral Item In A Pool                          S3, L3
Prospectus Loan ID                       3       AN        123       Unique Identification Number Assigned To Each
                                                                       Collateral Item In The Prospectus                  S4, L4
Property ID                              4       AN      1001001     Should contain Prospectus ID and property
                                                                       identifier, e.g., 1001001, 1000002
Distribution Date                        5       AN      YYYYMMDD    Date Payments  Made To Certificateholders            L5
Cross-Collateralized Loan Grouping       6       AN        Text      All Loans With The Same Value Are Crossed, For
                                                                       example: "X021" would be populated in this         S75
                                                                       field for all related loans, "X022" would be
                                                                       populated for the next group of related loans.
Property Name                            7       AN        Text                                                           S55
Property Address                         8       AN        Text                                                           S56
Property City                            9       AN        Text                                                           S57
Property State                          10       AN         FL                                                            S58
Property Zip Code                       11       AN       30303                                                           S59
Property County                         12       AN        Text                                                           S60
Property Type Code                      13       AN         MF                                                            S61
Year Built                              14       AN        YYYY                                                           S64
Year Last Renovated                     15       AN        YYYY
Net Square Feet At Contribution         16     Numeric    25000      RT, IN, WH, OF, MU, OT                               S62
# Of Units/Beds/Rooms At Contribution   17     Numeric      75       MF, MH, LO,MU, HC, SS                                S63

                    BACM 2000  2
                    PROPERTY FILE
                (DATA RECORD LAYOUT)
               CROSS REFERENCED AS "L"

                                      FIELD              FORMAT                                                           LOAN FIELD
FIELD NAME                            NUMBER    TYPE     EXAMPLE                         DESCRIPTION/COMMENTS             REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
Property Status                         18       AN         1        1=FCL, 2=REO, 3=Defeased, 4=Partial Release,
                                                                       5=Released, 6= Same as at Contribution
Allocated Percentage of Loan at
  Contribution                          19     Numeric     0.75      Issuer to allocate loan % attributable to property
                                                                       for multiproperty loans
Current Allocated Percentage            20     Numeric     0.75      Maintained by servicer. If not supplied in by Issuer
                                                                       or Underwriter, use Underwriting NOI or NCF to
                                                                       calculate
Current Allocated Ending Scheduled
  Loan Amount                           21     Numeric   5900900.00  Calculation based on Current Allocated Percentage       L7
                                                                       and Current Ending Scheduled Principal Balance
                                                                       Balance (L7) for associated loan.
Ground Lease (Y/S/N)                    22       AN         N        Either Y=Yes, S=Subordinate, N= No ground lease         S74
Total Reserve Balance                   23     Numeric   25000.00    For Maintenance, Repairs, & Environmental. (Excludes    S77
                                                                       Tax & Insurance Escrows). An amount should be
                                                                       printed if the value in Setup File field 77 is "Y"
Most Recent Appraisal Date              24       AN      YYYYMMDD                                                            L74
Most Recent Appraisal Value             25     Numeric   1000000.00                                                          L75
Date Asset Expected to Be Resolved
  or Foreclosed                         26       AN      YYYYMMDD    Could be different dates for different properties.      L79
                                                                       If in Foreclosure  Expected Date of Foreclosure
                                                                       and if REO  Expected Sale Date.
Foreclosure Date                        27       AN      YYYYMMDD                                                            L42
REO Date                                28       AN      YYYYMMDD                                                            L43
Most Recent Physical Occupancy          29     Numeric     0.75                                                              L71
Occupancy As of Date                    30       AN      YYYYMMDD    Typically should be the effective date of the Rent
                                                                       Roll
Date Lease Rollover Review              31       AN      YYYYMMDD    Roll over review to be completed every 12 months
% Sq. Feet expiring 1-12 months         32     Numeric     0.2       Apply to Property Types - RT, IN, WH, OF, MU, OT         S62
% Sq. Feet  expiring 13-24 months       33     Numeric     0.2       Apply to Property Types - RT, IN, WH, OF, MU, OT         S62
% Sq. Feet expiring 25-36 months        34     Numeric     0.2       Apply to Property Types - RT, IN, WH, OF, MU, OT         S62
% Sq. Feet  expiring 37-48 months       35     Numeric     0.2       Apply to Property Types - RT, IN, WH, OF, MU, OT         S62
% Sq. Feet  expiring 49-60 months       36     Numeric     0.2       Apply to Property Types - RT, IN, WH, OF, MU, OT         S62
Largest Tenant                          37       AN        Text      For Office, WH, Retail, Industrial, Other or Mixed
                                                                       Use, as applicable
Square Feet of Largest Tenant           38     Numeric    15000
2nd Largest Tenant                      39       AN        Text      For Office, WH, Retail, Industrial, Other or Mixed
                                                                       Use, as applicable
Square Feet of 2nd Largest Tenant       40     Numeric    15000
3rd Largest Tenant                      41       AN        Text      For Office, WH, Retail, Industrial, Other or Mixed
                                                                       Use, as applicable
Square Feet of 3rd Largest Tenant       42     Numeric    15000
Fiscal Year End Month                   43     Numeric      MM       Needed to indicate month ending for borrower's
                                                                       Fiscal Year.  For example: "12"

                    BACM 2000  2
                    PROPERTY FILE
                (DATA RECORD LAYOUT)
               CROSS REFERENCED AS "L"

                                      FIELD              FORMAT                                                           LOAN FIELD
FIELD NAME                            NUMBER    TYPE     EXAMPLE                         DESCRIPTION/COMMENTS             REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
Contribution Financials As Of Date      44       AN       YYYYMMDD                                                           S72
Revenue At Contribution                 45     Numeric   1000000.00  Should match the prospectus if available. At the
                                                                       Property Level                                        S70
Operating Expenses At Contribution      46     Numeric   1000000.00  Should match the prospectus if available. At the
                                                                       Property Level                                        S71
NOI At Contribution                     47     Numeric   1000000.00  Should match the prospectus if available. At the
                                                                       Property Level                                        S65
DSCR (NOI) At Contribution              48     Numeric      1.5      Should match the prospectus if available.               S66
Appraisal Value At Contribution         49     Numeric   1000000.00                                                          S67
Appraisal Date At Contribution          50       AN       YYYYMMDD                                                           S68
Physical Occupancy At Contribution      51     Numeric      0.9                                                              S69
Date of Last Inspection                 52       AN       YYYYMMDD   Date of last physical site inspection
Preceding Fiscal Year Financial As
  of Date                               53       AN       YYYYMMDD                                                           L58
Preceding Fiscal Year Revenue           54     Numeric   1000000.00                                                          L52
Preceding Fiscal Year Operating
  Expenses                              55     Numeric   1000000.00                                                          L53
Preceding Fiscal Year NOI               56     Numeric   1000000.00                                                          L54
Preceding Fiscal Yr Debt Service
  Amount                                57     Numeric   1000000.00  Calculate using P20 (percentage) to get the allocated   L55
                                                                       amount for each property
Preceding Fiscal Year DSCR (NOI)        58     Numeric      1.3      Uses the property NOI and the allocated debt service    L56
                                                                       amount
Preceding Fiscal Year Physical
  Occupancy                             59     Numeric      0.9                                                              L57
Second Preceding FY Financial As of
  Date                                  60       AN       YYYYMMDD                                                           L65
Second Preceding Fiscal Year Revenue    61     Numeric   1000000.00                                                          L59
Second Preceding FY Operating Expenses  62     Numeric   1000000.00                                                          L60
Second Preceding Fiscal Year NOI        63     Numeric   1000000.00                                                          L61
Second Preceding FY Debt Service
  Amount                                64     Numeric   1000000.00  Calculate using P20 (percentage) to get the allocated
                                                                       amount for each property                              L62
Second Preceding Fiscal Year DSCR
  (NOI)                                 65     Numeric      1.3      Uses the property NOI and the allocated debt service
                                                                       amount                                                L63
Second Preceding FY Physical
  Occupancy                             66     Numeric      0.9                                                              L64
Property Contribution Date              67       AN       YYYYMMDD   Date Property was contributed                           L85
Most Recent Revenue                     68     Numeric   1000000.00  Most Recent Revenue                                     L66
Most Recent Operating Expenses          69     Numeric   1000000.00  Most Recent Operating Expenses                          L67
Most Recent NOI                         70     Numeric   1000000.00  Most Recent Net Operating Income                        L68
Most Recent Debt Service Amount         71     Numeric   1000000.00  Calculate using P20 (percentage) to get the allocated
                                                                       amount for each property                              L69
Most Recent DSCR (NOI)                  72     Numeric      2.55     Uses the property NOI and the allocated debt service
                                                                       amount                                                L70

                    BACM 2000  2
                    PROPERTY FILE
                (DATA RECORD LAYOUT)
               CROSS REFERENCED AS "L"

                                      FIELD              FORMAT                                                           LOAN FIELD
FIELD NAME                            NUMBER    TYPE     EXAMPLE                         DESCRIPTION/COMMENTS             REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Financial As of Start Date  73       AN       YYYYMMDD   Start date used to calculate Most Recent information
                                                                       either YTD or trailing 12 months                      L72
Most Recent Financial As of End Date    74       AN       YYYYMMDD   End date used to calculate Most Recent information
                                                                       either YTD or trailing 12 months                      L73
Most Recent Financial Indicator         75       AN        T or Y    T= Trailing 12 months Y = Year to Date                  L82
NCF At Contribution                     76     Numeric   1000000.00  Net Cash Flow At Contribution.   Should match the
                                                                       prospectus if available.                              S83
DSCR (NCF) At Contribution              77     Numeric      1.5      DSCR At Contribution using NCF to calculate. Should
                                                                       match the prospectus if available.                    S84
Preceding Fiscal Year NCF               78     Numeric   1000000.00  Preceding Fiscal Year Net Cash Flow related to
                                                                       Financial As of Date P53.                             L92
Preceding Fiscal Year DSCR (NCF)        79     Numeric      2.55     Preceding Fiscal Yr Debt Service Coverage Ratio
                                                                       using NCF related to Financial As of Date             L93
Second Preceding FY NCF                 80     Numeric   1000000.00  Second Preceding Fiscal Year Net Cash Flow related
                                                                       to Financial As of Date P60.                          L94
Second Preceding FY DSCR (NCF)          81     Numeric      2.55     Second Preceding Fiscal Year Debt Service Coverage      L95
                                                                       Ratio using Net Cash Flow related to Financial As
                                                                       of Date P60.
Most Recent NCF                         82     Numeric   1000000.00  Most Recent Net Cash Flow related to Financial As
                                                                       of Date P74.                                          L96
Most Recent DSCR (NCF)                  83     Numeric      2.55     Most Recent Debt Service Coverage Ratio using Net       L97
                                                                       Cash Flow related to Financial As of Date P74.
NOI/NCF Indicator                       84       AN         Text     Indicates how NOI or Net Cash Flow was calculated
                                                                       should be the same for each financial                 L90

                                                                       period.  See NOI/NCF Indicator Legend.
Deferred Maintenance Flag               85       AN          N       Either Y=Yes or N= No, Deferred Maintenance

Oper Statmt Analysis Income Comments    86       AN         Text     Used in the Operating Statement Analysis Report to
                                                                       compare the 2 preceding consecutive year end
                                                                       periods.  Variance  greater than 15% + or - for EGI
                                                                       between the 2 periods.

Oper Statmt Analysis Expense Comments   87       AN         Text     Used in the Operating Statement Analysis Report to
                                                                       compare the 2 preceding consecutive year end
                                                                       periods.  Variance greater than 15% + or - for Total
                                                                       Operating Expenses between the 2 periods.
Oper Statmt Analysis Capital Items
  Comments                              88       AN         Text     Used in the Operating Statement Analysis Report to
                                                                       compare the 2 preceding consecutive year end
                                                                       periods.  Variance greater than 15% + or - for Total
                                                                       Capital Items AND Variance greater than 10% +or for
                                                                       ANY DSCR between the 2 periods.
Oper Statmt Analysis Source of Fin
  Data                                  89       AN         Text     Fill with "Operating Stmt" or "Tax Return" or
                                                                       "Other", for 3rd, 2nd and Preceding periods.

                    BACM 2000  2
                    PROPERTY FILE
                (DATA RECORD LAYOUT)
               CROSS REFERENCED AS "L"

                                      FIELD              FORMAT                                                           LOAN FIELD
FIELD NAME                            NUMBER    TYPE     EXAMPLE                         DESCRIPTION/COMMENTS             REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
NOI Adjustment Wksht Income             90       AN         Text     Used in the NOI Adjustment Worksheet for the most
  Comments                                                             recent Annual Financials
NOI Adjustment Wksht Expense Comments   91       AN         Text     Used in the NOI Adjustment Worksheet for the most
                                                                       recent Annual Financials
NOI Adjustment Wksht Capital Items      92       AN         Text     Used in the NOI Adjustment Worksheet for the most
  Comments                                                             recent Annual Financials
NOI Adjustment Wksht Source of Fin      93       AN         Text     Fill with "Operating Stmt" or "Tax Return" or
  Data                                                                 "Other", for the most recent Annual financial.
Preceding FY Sales per Square Foot      94     Numeric     236.75    Applicable to Retail Properties only and should be
                                                                        reported based on annual financial records.
                                                                        (Required per Section 4.02 of PSA)




     PROPERTY TYPES CODE              NOI/NCF INDICATOR
           LEGEND                         LEGEND

Multifamily       MF         CMSA    Calculated using CMSA standard
Retail            RT         PSA     Calculated using a definition given in the
                                       PSA
Health Care       HC         U/W     Calculated using the underwriting method
Industrial        IN
Warehouse         WH
Mobile Home Park  MH
Office            OF
Mixed Use         MU
Lodging           LO
Self Storage      SS
Other Securities  OT
Securities        SE

                                    EXHIBIT O

                           FORM OF CMSA FINANCIAL FILE

                                  ATTACHMENT A:
                   CMSA FINANCIAL FILE - CATEGORY CODE MATRIX

                                                       PROPERTY TYPE
                                          -------------------------------------
            CODE/                                     MULTI-   HEALTH
         SORT ORDER       DESCRIPTION      COMMERCIAL FAMILY    CARE    LODGING
-------------------------------------------------------------------------------
INCOME
         010GROSRNT  Gross Potential Rent      o        o        o

         020VACANCY  Less:                     o        o        o
                     Vacancy/Collection
                     Loss

         030BASERNT  Base Rent                 o        o

         040EXPREMB  Expense Reimbursement     o

         050PCTRENT  Percentage Rent           o

         060ROOMREV  Room Revenue                                          o

         070FOODBEV  Food & Beverage                                       o
                     Revenues

         080PHONE    Telephone Revenue                                     o

         090OTHDREV  Other Departmental                                    o
                     Revenue

         100PVTPAY   Private Pay                                 o

         110MEDCARE  Medicare/Medicaid                           o

         120NURSING  Nursing/Medical                             o
                     Income

         130MEALS    Meals Income                                o

         140LAUNDRY  Laundry/Vending                    o
                     Income

         150PARKING  Parking Income            o        o

         160OTHERIN  Other Income              o        o        o         o

EXPENSES 270ROOMS    Room (Department)                                     o

         280FOODBEV  Food & Beverage (Departmental)                        o

         290PHONE    Telephone Expenses                                    o
                     (Departmental)

         300OTHDEPT  Other Dept. Expenses                                  o

         310RETAXES  Real Estate Taxes         o        o        o         o

         320PROPINS  Property Insurance        o        o        o         o

         330UTILITI  Utilities                 o        o        o         o

         340REPAIRS  Repairs and               o        o        o         o
                     Maintenance

         350JANITOR  Janitorial                o

         360FRANCHI  Franchise Fee                                         o

         370MANAGEM  Management Fees           o        o        o         o

         380PAYROLL  Payroll & Benefits        o        o        o         o

         390MARKETI  Advertising &             o        o        o         o
                     Marketing

         400PROFESS  Professional Fees         o        o        o         o

         410GENERAL  General and               o        o        o         o
                     Administrative

         420ROOMS    Room Expense - Housekeeping                 o

         430MEALS    Meal expense                                o

         440OTHEREX  Other Expenses            o        o        o         o

         450GROUNDR  Ground Rent               o        o        o         o

RESRV    490LEASING  Leasing Commissions       o
& CAPEX

         500TENANTI  Tenant Improvements       o

         510CAPEX    Capital Expenditures      o        o        o         o

         520EXCAPEX  Extraordinary             o        o        o         o
                     Capital Expenditures

                             DATA TYPES
        -----------------------------------------------------
            YTD     Current Year - Year to Date
            AN      Annual (prior 12 months' data...fiscal
                    year - audited)
            TR      Trailing 12 months' data
            UB      Underwriting Base
                    Line
        -----------------------------------------------------


                          STATEMENT TYPES

        -----------------------------------------------------
            BOR     Borrower's Statement (as submitted)
            ADJ     Adjustments to Borrower's Statement
            NOR     Normalized Statement (to CMSA format)
        -----------------------------------------------------

                                    EXHIBIT P

                 FORM OF COMPARATIVE FINANCIAL STATUS REPORT

 ATTACHMENT B:

   FINANCIAL FILE
   SPECIFICATIONS

   RECORD LAYOUT
--------------------------------------------------------------------------------
Fields:  Trans       From CMSA Loan Setup
         ID          File, Field #1

         Loan #      From CMSA Property
                     File, Field #2

         Property    From CMSA Property File, Field
         ID          #4, Example:  1001-001

         YYYYMM      Financial Statement
                     Beginning Date

         YYYYMM      Financial
                     Statement Ending Date

         Data        See attached
         Type        values

         Stmt        See attached
         Type        values

         Category    See attached
         Code        values

         Amount      Example: 999999.99  Enter
                     positive values except for
                     adjustments, contra accounts
                     or other negative numbers.

Key:     Trans
         ID
         Loan #

         Property    CMSA Property
         ID          File, P4

         YYYYMM      Financial
                     Statement Ending
                     Date

         Data
         Type

         Statement
         Type

         Category
         Code




 SAMPLE ASCII PRESENTATION
        (PREFERRED)
--------------------------------------------------------------------
XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,010GROSRNT,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,020VACANCY,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,030BASERNT,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,160OTHERIN,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,310RETAXES,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,320PROPINS,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,330UTILITI,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,340REPAIRS,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,350JANITOR,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,370MANAGEM,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,380PAYROLL,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,390MARKETI,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,410GENERAL,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,440OTHEREX,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,500TENANTI,999999.99

XX97D4, 12768-34,1001-001,199901,199903,YTD,NOR,510CAPEX,999999.99



 SAMPLE SPREADSHEET
    PRESENTATION

TRANS    LOAN #    PROP       BEGIN    ENDING  DATA  STMT  CATEGORY   AMOUNT
ID                 ID         YYYYMM   YYYYMM  TYPE  TYPE
--------------------------------------------------------------------------------
XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   010GROSR    1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   020VACANCY  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   030BASERNT  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   160OTHERIN  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   310RETAXES  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   320PROPINS  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   330UTILITI  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   340REPAIRS  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   350JANITOR  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   370MANAGEM  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   380PAYROLL  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   390MARKETI  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   410GENERAL  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   440OTHEREX  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   500TENANTI  1000000

XX97D4   12768-34  1001-001   199901   199903  YTD   NOR   510CAPEX    1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   010GROSRNT  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   020VACANCY  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   030BASERNT  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   160OTHERIN  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   310RETAXES  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   320PROPINS  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   330UTILITI  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   340REPAIRS  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   350JANITOR  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   370MANAGEM  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   380PAYROLL  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   390MARKETI  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   410GENERAL  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   440OTHEREX  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   500TENANTI  1000000

XX97D4   12768-34  1001-002   199901   199903  YTD   NOR   510CAPEX    1000000


                     Pro-sup # followed by
                     the Prop. Seq. #


                     Vacancy amounts must be
                     entered with a negative sign

                                    EXHIBIT Q

                           FORM OF LOAN PERIODIC UPDATE FILE

                      EXHIBIT 1
                     BACM 2000-2
                  LOAN PERIODIC FILE
                 (DATA RECORD LAYOUT)
                CROSS REFERENCED AS "L"

                    SPECIFICATION                                               DESCRIPTION/COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Acceptable Media Types                                   Magnetic Tape, Diskette, Electronic Transfer
Character Set                                            ASCII
Field Delineation                                        Comma
Density (Bytes-Per-Inch)                                 1600 or 6250
Magnetic Tape Label                                      None (unlabeled)
Magnetic Tape Blocking Factor                            10285 (17 records per block)
Physical Media Label                                     Servicer Name; Data Type (Collection Period Data); Density
                                                           (Bytes-Per-Inch); Blocking Factor; Record Length
Return Address Label                                     Required for return of physical media (magnetic tape or diskette)


                                       FIELD               FORMAT
FIELD NAME                             NUMBER    TYPE      EXAMPLE                         DESCRIPTION/COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Transaction Id                           1       AN         XXX97001     Unique Issue Identification Mnemonic

Group Id                                 2       AN         XXX9701A     Unique Identification Number Assigned To Each Loan Group
                                                                           Within An Issue

Loan Id                                  3       AN      00000000012345  Unique Servicer Loan Number Assigned To Each Collateral
                                                                           Item In A Pool

Prospectus Loan Id                       4       AN            123       Unique Identification Number Assigned To Each Collateral
                                                                           Item In The Prospectus

Distribution Date                        5       AN         YYYYMMDD     Date Payments  Made To Certificateholders

Current Beginning Scheduled              6     Numeric     100000.00     Outstanding Sched Prin Bal at Beginning of current
Balance                                                                    period that is part of the trust

Current Ending Scheduled  Balance        7     Numeric     100000.00     Outstanding Sched Prin Bal at End of current period that
                                                                           is part of the trust

Paid To Date                             8       AN         YYYYMMDD     Date loan is paid through. One frequency < the date the
                                                                           loan is due for next payment

Current Index Rate                       9     Numeric        0.09       Index Rate Used In The Determination Of The Current
                                                                           Period Gross Interest Rate

Current Note Rate                        10    Numeric        0.09       Annualized Gross Rate Applicable To Calculate The
                                                                           Current Period Scheduled Interest

Maturity Date                            11      AN         YYYYMMDD     Date Collateral Is Scheduled To Make Its Final Payment

Servicer and Trustee Fee Rate            12    Numeric       0.00025     Annualized Fee Paid To The Servicer And Trustee

Fee Rate/Strip Rate 1                    13    Numeric       0.00001     Annualized Fee/Strip Netted Against Current Note Rate =
                                                                           Net Rate

Subservicer Fee Rate/Strip Rate 2        14    Numeric       0.00001     Annualized Fee/Strip Netted Against Current Note Rate =
                                                                           Net Rate

Fee Rate/Strip Rate 3                    15    Numeric       0.00001     Annualized Fee/Strip Netted Against Current Note Rate =
                                                                           Net Rate

Fee Rate/Strip Rate 4                    16   Numeric        0.00001     Annualized Fee/Strip Netted Against Current Note Rate =
                                                                           Net Rate

Fee Rate/Strip Rate 5                    17   Numeric        0.00001     Annualized Fee/Strip Netted Against Current Note Rate =
                                                                           Net Rate

Net Rate                                 18   Numeric         0.0947     Annualized Interest Rate Applicable To Calculate The
                                                                           Current Period Remittance Int.

Next Index Rate                          19   Numeric          0.09      Index Rate Used In The Determination Of The Next Period
                                                                           Gross Interest Rate

Next Note Rate                           20   Numeric          0.09      Annualized Gross Interest Rate Applicable To Calc Of The
                                                                           Next Period Sch. Interest

Next Rate Adjustment Date                21     AN           YYYYMMDD    Date Note Rate Is Next Scheduled To Change

Next Payment Adjustment Date             22     AN           YYYYMMDD    Date Scheduled P&I Amount Is Next Scheduled To Change

Scheduled Interest Amount                23   Numeric        1000.00     Scheduled Gross Interest Payment Due For The Current
                                                                           Period that goes to the trust

Scheduled Principal Amount               24   Numeric        1000.00      Scheduled Principal Payment Due For The Current Period
                                                                            that goes to the trust

Total Scheduled P&I Due                  25   Numeric        1000.00     Scheduled Principal & Interest Payment Due For Current
                                                                            Period for the trust

Neg am/Deferred Interest Amount          26   Numeric        1000.00     Negative Amortization/Deferred Interest Amount Due For
                                                                            The Current Period

Unscheduled Principal Collections        27   Numeric        1000.00     Unscheduled Payments Of Principal Received During The
                                                                            Related Collection Period

Other Principal Adjustments              28   Numeric        1000.00     Unscheduled Principal Adjustments For The Related
                                                                            Collection Period

Liquidation/Prepayment Date              29     AN           YYYYMMDD    Date Unscheduled Payment Of Principal Received

Prepayment Penalty/Yld Maint             30   Numeric        1000.00     Additional Payment Req'd From Borrower Due To Prepayment
Rec'd                                                                      Of Loan Prior To Maturity

Prepayment Interest Excess               31   Numeric        1000.00     Interest Shortfall or Excess as calculated by Servicer
(Shortfall)                                                                per the Trust documents

Liquidation/Prepayment Code              32   Numeric           1        See Liquidation/Prepayment Codes Legend

Most Recent ASER Amount                  33   Numeric        1000.00     Appraisal Subordinated Entitlement Reduction - The
                                                                           difference between a full advance and the reduced advance
                                                                           is the ASER or as defined in the Trust documents

Blank                                    34     AN            Blank      Left blank on purpose. (Note: was previously Most Recent
                                                                           ASER Date. Field not considered applicable to ASER.)

Cumulative ASER Amount                   35   Numeric        1000.00     Cumulative Appraisal Subordinated Entitlement Reduction

Actual Balance                           36   Numeric       100000.00    Outstanding Actual Principal Balance At The End Of The
                                                                           Current Period

Total P&I Advance Outstanding            37   Numeric        1000.00     Outstanding P&I Advances At The End Of The Current Period

Total T&I Advance Outstanding            38   Numeric        1000.00     Outstanding Taxes & Insurance Advances At The End Of The
                                                                           Current Period

Other Expense Advance Outstanding        39   Numeric        1000.00     Other Outstanding Advances At The End Of The Current
                                                                           Period

Status of Loan                           40     AN              1        See Status Of Loan Legend

In Bankruptcy                            41     AN              Y        Bankruptcy Status Of Loan (If In Bankruptcy "Y", Else
                                                                           "N")

Foreclosure Date                         42     AN           YYYYMMDD    P27 -  If Multiple properties have the same date then
                                                                           print that date otherwise leave empty

REO Date                                 43     AN           YYYYMMDD    P28 -  If Multiple properties have the same date then
                                                                           print that date otherwise leave empty

Bankruptcy Date                          44     AN           YYYYMMDD    Date Of Bankruptcy

Net Proceeds Received on                 45   Numeric       100000.00    Net Proceeds Rec'd On Liquidation To Be Remitted to the
Liquidation                                                                Trust per the Trust Documents

Liquidation Expense                      46   Numeric       100000.00    Expenses Associated With The Liq'n To Be Netted from the
                                                                           Trust per the Trust Documents

Realized Loss to Trust                   47   Numeric        10000.00    Liquidation Balance Less Net Liquidation Proceeds
                                                                           Received (as defined in Trust documents)

Date of Last Modification                48     AN           YYYYMMDD    Date Loan Was Modified

Modification Code                        49   Numeric           1        See Modification Codes Legend

Modified Note Rate                       50   Numeric          0.09      Note Rate Loan Modified To

Modified Payment Rate                    51   Numeric          0.09      Payment Rate Loan Modified To

Preceding Fiscal Year Revenue            52   Numeric        1000.00     P54 - If Multiple properties then sum the value, if
                                                                           missing any then populate using the "DSCR Indicator
                                                                           Legend" rule

Preceding Fiscal Year Operating          53   Numeric        1000.00     P55 -  If Multiple properties then sum the value, if
Expenses                                                                   missing any then populate using the "DSCR Indicator
                                                                           Legend" rule

Preceding Fiscal Year NOI                54   Numeric        1000.00     P56 -  If Multiple properties then sum the value, if
                                                                           missing any then populate using the "DSCR Indicator
                                                                           Legend" rule

Preceding Fiscal Year Debt Svc           55   Numeric        1000.00     P57 -  If Multiple properties then sum the value, if
Amount                                                                     missing any then populate using the "DSCR Indicator
                                                                           Legend" rule

Preceding Fiscal Year DSCR (NOI)         56   Numeric          2.55      P58 - If Multiple properties populate using the "DSCR
                                                                           Indicator Legend" rule.   Preceding Fiscal Yr Debt Svc
                                                                           Cvrge Ratio using NOI

Preceding Fiscal Year Physical           57   Numeric          0.85      P59 - If Multiple properties, Use weighted average by
Occupancy                                                                  using the calculation [ Current Allocated % (Prop) *
                                                                           Occupancy (Oper) ] for each Property, if missing any then
                                                                           leave empty

Preceding Fiscal Year Financial          58     AN           YYYYMMDD    P53 - If Multiple properties and all the same then print
As of Date                                                                 the date, if missing any then leave empty

Second Preceding Fiscal Year             59   Numeric        1000.00     P61 - If Multiple properties then sum the value, if
Revenue                                                                    missing any then populate using the "DSCR Indicator
                                                                           Legend" rule

Second Preceding Fiscal Year             60   Numeric        1000.00     P62 - If Multiple properties then sum the value, if
Operating Expenses                                                         missing any then populate using the "DSCR Indicator
                                                                           Legend" rule

Second Preceding Fiscal Year NOI         61   Numeric        1000.00     P63 -  If Multiple properties then sum the value, if
                                                                           missing any then populate using the "DSCR Indicator
                                                                           Legend" rule

Second Preceding Fiscal Year             62   Numeric        1000.00     P64 - If Multiple properties then sum the value, if
Debt Service Amount                                                        missing any then populate using the "DSCR Indicator
                                                                           Legend" rule

Second Preceding Fiscal Year             63   Numeric          2.55      P65 - If Multiple properties populate using the "DSCR
DSCR (NOI)                                                                 Indicator Legend" rule.   Second Preceding Fiscal Year
                                                                           Debt Service Coverage Ratio using NOI

Second Preceding Fiscal Year             64   Numeric          0.85      P66 - If Multiple properties, Use weighted average by
Physical Occupancy                                                         using the calculation [ Current Allocated % (Prop) *
                                                                           Occupancy (Oper) ] for each Property, if missing any then
                                                                           leave empty

Second Preceding Fiscal Year             65     AN           YYYYMMDD    P60 - If Multiple properties and all the same then print
Financial As of Date                                                       the date, if missing any then leave empty

Most Recent Revenue                      66   Numeric        1000.00     P68 - If Multiple properties then sum the value, if
                                                                           missing any then populate using the "DSCR Indicator
                                                                           Legend" rule

Most Recent Operating Expenses           67   Numeric        1000.00     P69 -  If Multiple properties then sum the value, if
                                                                           missing any then populate using the "DSCR Indicator
                                                                           Legend" rule

Most Recent NOI                          68   Numeric        1000.00     P70 -  If Multiple properties then sum the value, if
                                                                           missing any then populate using the "DSCR Indicator
                                                                           Legend" rule

Most Recent Debt Service Amount          69   Numeric        1000.00     P71 -  If Multiple properties then sum the value, if
                                                                           missing any then populate using the "DSCR Indicator
                                                                           Legend" rule

Most Recent DSCR (NOI)                   70   Numeric          2.55      P72 - If Multiple properties populate using the "DSCR
                                                                           Indicator Legend" rule.   Most Recent Debt Service
                                                                           Coverage Ratio using NOI

Most Recent Physical Occupancy           71   Numeric          0.85      P29 - If Multiple properties, Use weighted average by
                                                                           using the calculation [ Current Allocated % (Prop) *
                                                                           Occupancy (Oper) ] for each Property, if missing any then
                                                                           leave empty

Most Recent Financial As of              72     AN           YYYYMMDD    P73 - If Multiple properties and all the same then print
Start Date                                                                 the date, if missing any then leave empty

Most Recent Financial As of End          73     AN           YYYYMMDD    P74 - If Multiple properties and all the same then print
Date                                                                       the date, if missing any then leave empty

Most Recent Appraisal Date               74     AN           YYYYMMDD    P24 - If Multiple properties and all the same then print
                                                                           the date, if missing any then leave empty

Most Recent Appraisal Value              75   Numeric       100000.00    P25 - If Multiple properties then sum the value, if
                                                                           missing any then leave empty

Workout Strategy Code                    76   Numeric           1        See Workout Strategy Codes Legend

Most Recent Special Servicer             77     AN           YYYYMMDD    Date Transferred To The Special Servicer
Transfer Date

Most Recent Master Servicer              78     AN           YYYYMMDD    Date Returned To The Master Servicer or Primary Servicer
Return Date

Date Asset Expected to Be                79     AN           YYYYMMDD    P26 - If Multiple properties then print the latest date
Resolved or Foreclosed                                                     from the affiliated properties.   If in Foreclosure -
                                                                           Expected Date of Foreclosure and if REO - Expected Sale
                                                                           Date.

Blank                                    80     AN            Blank      Left blank on purpose. (Note: was previously Year
                                                                           Renovated.  Use the Property File field 15 instead)

Current Hyper Amortizing Date            81     AN           YYYYMMDD    S79 - Current Anticipated Repayment Date.  Date will be
                                                                           the same as setup file unless the loan is modified and a
                                                                           new date assigned

Most Recent Financial Indicator          82     AN            T or Y     P75 - T= Trailing 12 months Y = Year to Date, Check Start
                                                                           & End Date Applies to field L66 to L73.  If Multiple
                                                                           properties and all the same then print the value, if
                                                                           missing any or if the values are not the same, then leave
                                                                           empty

Last Setup Change Date                   83     AN           YYYYMMDD    S82 - Distribution Date that information changed last in
                                                                           the setup file by loan

Last Loan Contribution Date              84     AN           YYYYMMDD    Date the loan was contributed

Last Property Contribution Date          85     AN           YYYYMMDD    P67 - Date the latest property or properties were
                                                                           contributed.  For Multiple properties print the latest
                                                                           date from the affiliated properties

Number of Properties                     86   Numeric         13.00      S54 - The Number of Properties Underlying the Mortgage
                                                                            Loan


Preceding Year DSCR Indicator            87     AN             Text      Flag used to explain how the DSCR was calculated when
                                                                           there are multiple properties.  See DSCR Indicator
                                                                           Legend.

Second Preceding Year DSCR               88     AN             Text      Flag used to explain how the DSCR was calculated when
Indicator                                                                  there are multiple properties.  See DSCR Indicator
                                                                           Legend.

Most Recent  DSCR Indicator              89     AN             Text      Flag used to explain how the DSCR was calculated when
                                                                           there are multiple properties.  See DSCR Indicator
                                                                           Legend.

NOI/NCF Indicator                        90     AN             Text      Indicates how NOI or Net Cash Flow was calculated should
                                                                           be the same for each financial period.  See NOI/NCF
                                                                           Indicator Legend. P84 - If Multiple Properties and all
                                                                           the same then print value, if missing any or if the
                                                                           values are not the same, then leave empty.

Date of Assumption                       91     AN           YYYYMMDD    Date the loan last assumed by a new borrower- empty if
                                                                           never assumed

Preceding Fiscal Year NCF                92   Numeric        1000.00     P78 - Preceding Fiscal Year Net Cash Flow related to
                                                                           Financial As of Date L58.  If Multiple properties then
                                                                           sum the value, if missing any then populate using the
                                                                           "DSCR Indicator Legend" rule

Preceding Fiscal Year DSCR (NCF)         93   Numeric          2.55      P79 - Preceding Fiscal Yr Debt Service Coverage Ratio
                                                                           using NCF related to Financial As of Date L58.   If
                                                                           Multiple properties populate using the "DSCR Indicator
                                                                           Legend" rule.

Second Preceding Fiscal Year NCF         94   Numeric        1000.00     P80 - Second Preceding Fiscal Year Net Cash Flow related
                                                                           to Financial As of Date L65.   If Multiple properties
                                                                           then sum the value, if missing any then populate using
                                                                           the "DSCR Indicator Legend" rule

Second Preceding Fiscal Year             95   Numeric          2.55      P81 - Second Preceding Fiscal Year Debt Service Coverage
DSCR (NCF)                                                                 Ratio using Net Cash Flow related to Financial As of Date
                                                                           L65.   If Multiple properties populate using the "DSCR
                                                                           Indicator Legend" rule.

Most Recent NCF                          96   Numeric        1000.00     P82 - Most Recent Net Cash Flow related to Financial As of
                                                                           Ending Date L73.   If Multiple properties then sum the
                                                                           value, if missing any then populate using the "DSCR
                                                                           Indicator Legend" rule

Most Recent DSCR (NCF)                   97   Numeric        1000.00     P83 - Most Recent Debt Service Coverage Ratio using Net
                                                                           Cash Flow related to Financial As of Ending Date L73.  If
                                                                           Multiple properties populate using the "DSCR Indicator
                                                                           Legend" rule.

Defeasance Status                        98     AN             Text      See Defeasance Status Legend

ARA Amount                               99   Numeric        1000.00     Appraisal Reduction Amount - Excess of the principal
                                                                           balance over the defined appraisal % or as defined in the
                                                                           trust documents

ARA Date                                100     AN           YYYYMMDD    Date of appraisal used to calculate ARA

Credit Tenant Lease                     101     AN              Y        S87 - Y=Yes,  N=No

Actual Payment Date                     102     AN           YYYYMMDD    Actual Date Borrower made payment

Actual Principal Payment                103   Numeric        1000.00     Gross Principal Payment Amount posted to the Borrowers
                                                                           Loan during the Current Rptg Period

Actual Interest Payment                 104   Numeric        1000.00     Gross Interest Payment Amount posted to the Borrowers
                                                                           Loan during the Current Rptg Period

Delinquent Loan Comments                105     AN             Text      Used in the Delinquent Loan Status Report

Watchlist Codes                         106     AN             Text      Used in Watchlist Report, Codes developed by Servicer in
                                                                           conjunction with PSA

Watchlist Comments                      107     AN             Text      Used in Watchlist Report further describing the cause
                                                                           for addition to the report and action to cure.

Excess Rate                             108   Numeric          0.09      Incremental increase in the Mortgage Rate for such
                                                                           Mortgage Loan resulting from the Anticipated Repayment
                                                                           Date. (Post ARD Additional Interest Rate)

Excess Amount                           109   Numeric       100000.00    All interest accrued on the Principal balance of such
                                                                           ARD Loan at the Post ARD  Additional Interest Rate

Default Interest Rate                   110   Numeric          0.09      Rate charged to derive Default Interest Amount

Default Interest Amount                 111   Numeric          0.09      Default Interest Amount collected from Borrower

Late Payment Fees                       112   Numeric       100000.00    Late Charges collected from Borrower




WORKOUT STRATEGY            STATUS OF MORTGAGE LOAN
  CODE LEGEND                        LEGEND
--------------------------------------------------------------------------------
1   Modification      A  Payment Not Received But Still In Grace Period
2   Foreclosure       B  Late Payment But Less Than 30 days Delinquent
3   Bankruptcy        0  Current
4   Extension         1  30-59 Days Delinquent
5   Note Sale         2  60-89 Days Delinquent
6   DPO               3  90+ Days Delinquent
7   REO               4  Assumed Scheduled Payment (Performing Matured Balloon)
8   Resolved          7  Foreclosure
9   Pending Return    9  REO
      to Master
      Servicer
10  Deed in Lieu Of
      Foreclosure
11  Full Payoff
12  Reps and
      Warranties
13  Other or TBD



                                   BACM 2000-2
                               LOAN PERIODIC FILE
                              (DATA RECORD LAYOUT)
                             CROSS REFERENCED AS "L"

                          LIQUIDATION/PREPAYMENT CODE
                                     LEGEND
-------------------------------------------------------------------------------
                       1       Partial Liq'n (Curtailment)
                       2       Payoff Prior to Maturity
                       3       Disposition
                       4       Repurchase/Substitution
                       5       Full Payoff At Maturity
                       6       DPO
                       7       Liquidation
                       8       Payoff w/penalty
                       9       Payoff w/yield Maintenance
                       10      Curtailment w/Penalty
                       11      Curtailment w/Yield Maintenance


                                DEFEASANCE STATUS
                                     LEGEND
-------------------------------------------------------------------------------
                       p       Partial Defeasance
                       F       Full Defeasance
                       N       No Defeasance Occurred
                       X       Defeasance not Allowable



                                MODIFICATION CODE
                                     LEGEND
-------------------------------------------------------------------------------
                       1       Maturity Date Extension
                       2       Amortization Change
                       3       Principal Write-Off
                       4       Combination



                                 DSCR INDICATOR
                                     LEGEND
-------------------------------------------------------------------------------
P       Partial - Not all properties received financials, servicer to leave empty
A       Average - Not all properties received financials, servicer allocates
          Debt Service only to properties where financials are received.
F       Full - All Statements Collected for all properties
W       Worst Case - Not all properties received financials, servicer allocates
          100% of Debt Service to all properties where financials are received.
N       None Collected - no financials were received
C       Consolidated - All properties reported on one "rolled up" financial from the borrower



                               NOI/NCF INDICATOR
                                     LEGEND

                   CMSA    Calculated using CMSA standard
                   PSA     Calculated using a definition given in the PSA
                   U/W     Calculated using the underwriting method


(DEVELOPED BY CONTRACT)         WATCHLIST CODES
                                    LEGEND

                        PENDING FINALIZATION OF THE PSA

                                    EXHIBIT R

                     FORM OF HISTORICAL MODIFICATION REPORT


                                                   CMSA INVESTOR REPORTING PACKAGE
                                                 HISTORICAL LOAN MODIFICATION REPORT
                                                        AS OF ______________
                                                         (LOAN LEVEL REPORT)


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    S4         S57     S58        L49                        L48            L7*              L7*              L50*
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Balance When      Balance at
                                Mod/        Extension       Effective      Sent to           the Effective                #Mths
Prospectus                      Extension   per Docs        Date  of       Special           Date of           Old        for Rate
ID             City    State    Flag        or Servicer     Modification   Servicer          Modification      Rate       Change

====================================================================================================================================

THIS REPORT IS HISTORICAL

------------------------------------------------------------------------------------------------------------------------------------
Information is as of modification. Each line should not change in the future. Only new modifications should be added.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR ALL LOANS:

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



TABLE (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    S4        L50*     L25*     L25*   L11*       L11*                         L47
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                               Total #         (1)             (2) Est.
                                                               Mths for        Realized        Future Interest
Prospectus    New      Old      New    Old         New         Change          Loss to         Loss to Trust $
ID            Rate     P&I      P&I    Maturity    Maturity    of Mod          Trust $         (Rate Reduction)       COMMENT
====================================================================================================================================

THIS REPORT IS HISTORICAL

------------------------------------------------------------------------------------------------------------------------------------
Information is as of modification. Each line should not change in the future. Only new modifications should be added.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR ALL LOANS:

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



* The information in these columns is from a particular point in time and should not change on this report once assigned.

   Future modifications done on the same loan are additions to the report.

(1) Actual principal loss taken by bonds
(2) Expected future loss due to a rate reduction. This is just an estimate calculated at the time of the modification.

------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT S

                      FORM OF HISTORICAL LIQUIDATION REPORT


                                                  CMSA INVESTOR REPORTING PACKAGE
                                                   HISTORICAL LIQUIDATION REPORT
                                             (REO-SOLD, DISCOUNTED PAYOFF OR NOTE SALE)
                                                       AS OF _______________
                                                        (LOAN LEVEL REPORT)


------------------------------------------------------------------------------------------------------------------------------------
S4           S55        S61        S57    S58                   L75          L29                   L45         L7
------------------------------------------------------------------------------------------------------------------------------------
                                                  (c)=b/a       (a)                        (b)     (d)         (e)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  LATEST
                                                  % RECEIVED    APPRAISAL     EFFECTIVE             NET AMT     ENDING
PROSPECTUS   PROPERTY   PROPERTY                     FROM       OR BROKERS     DATE OF     SALES   RECEIVED    SCHEDULED
 LOAN ID       NAME       TYPE     CITY   STATE   LIQUIDATION    OPINION     LIQUIDATION   PRICE   FROM SALE    BALANCE
------------------------------------------------------------------------------------------------------------------------------------

THIS REPORT IS HISTORICAL
All information is from the liquidation date and does not need to be updated.


------------------------------------------------------------------------------------------------------------------------------------
TOTAL ALL LOANS:

CURRENT MONTH ONLY:
------------------------------------------------------------------------------------------------------------------------------------




(h) Servicing Fee Expense includes fees such as Liquidation or Disposiotion fees charged by the Special Servicer.
------------------------------------------------------------------------------------------------------------------------------------

                                                  CMSA INVESTOR REPORTING PACKAGE
                                                   HISTORICAL LIQUIDATION REPORT
                                             (REO-SOLD, DISCOUNTED PAYOFF OR NOTE SALE)
                                                       AS OF _______________
                                                        (LOAN LEVEL REPORT)
                                                            (continued)

------------------------------------------------------------------------------------------------------------------------------------
S4           L37           L39+L38                              L47
------------------------------------------------------------------------------------------------------------------------------------
             (f)           (g)           (h)         (i)=        (k)                 (m)                   (n)=k+m      (o)=n/e
                                                     d-(f+g+h)
------------------------------------------------------------------------------------------------------------------------------------
                           TOTAL T & I                                                           DATE OF
                            AND OTHER                                        DATE                 MINOR
              TOTAL P&I      EXPENSE     SERVICING                           LOSS                  ADJ     TOTAL LOSS   LOSS % OF
PROSPECTUS     ADVANCE       ADVANCE       FEES        NET       REALIZED   PASSED   MINOR ADJ   PASSED       WITH      SCHEDULED
 LOAN ID     OUTSTANDING   OUTSTANDING    EXPENSE    PROCEEDS      LOSS      THRU    TO TRUST     THRU     ADJUSTMENT    BALANCE
------------------------------------------------------------------------------------------------------------------------------------

THIS REPORT IS HISTORICAL
All information is from the liquidation date and does not need to be updated.


------------------------------------------------------------------------------------------------------------------------------------
TOTAL ALL LOANS:

CURRENT MONTH ONLY:
------------------------------------------------------------------------------------------------------------------------------------




(h) Servicing Fee Expense includes fees such as Liquidation or Disposiotion fees charged by the Special Servicer.
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT T

                          FORM OF CMSA LOAN SET UP FILE

  BACM 2000-2
LOAN SETUP FILE
                              (DATA RECORD LAYOUT)
                             CROSS REFERENCED AS "S"

                    SPECIFICATION                                               DESCRIPTION/COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Acceptable Media Types                                   Magnetic Tape, Diskette, Electronic Transfer
Character Set                                            ASCII
Field Delineation                                        Comma
Density (Bytes-Per-Inch)                                 1600 or 6250
Magnetic Tape Label                                      None (unlabeled)
Magnetic Tape Blocking Factor                            10285 (17 records per block)
Physical Media Label                                     Servicer Name; Data Type (Collection Period Data); Density
                                                           (Bytes-Per-Inch); Blocking Factor; Record Length
Return Address Label                                     Required for return of physical media (magnetic tape or diskette)


                                       FIELD               FORMAT
FIELD NAME                             NUMBER    TYPE      EXAMPLE                         DESCRIPTION/COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Transaction Id                           1       AN         XXX97001     Unique Issue Identification Mnemonic

Group Id                                 2       AN         XXX9701A     Unique Identification Number Assigned To Each Loan
                                                                           Group Within An Issue

Loan Id                                  3       AN      00000000012345  Unique Servicer Loan Number Assigned To Each
                                                                           Collateral Item In A Pool

Prospectus Loan Id                       4       AN           123        Unique Identification Number Assigned To Each
                                                                           Collateral Item In The Prospectus

Original Note Amount                     5     Numeric    1000000.00     The Mortgage Loan Balance At Inception Of The Note

Original Term Of Loan                    6     Numeric        240        Original Number Of Months Until Maturity Of Loan

Original Amortization Term               7     Numeric        360        Original Number Of Months Loan Amortized Over

Original Note Rate                       8     Numeric       0.095       The Note Rate At Inception Of The Note

Original Payment Rate                    9     Numeric       0.095       Original Rate Payment Calculated On

First Loan Payment Due Date              10      AN         YYYYMMDD     First Payment Date On The Mortgage Loan

Grace Days Allowed                       11    Numeric         10        Number Of Days From Due Date Borrower Is Permitted To
                                                                           Remit Payment

Interest Only (Y/N)                      12      AN            Y         Y=Yes,  N=No

Balloon (Y/N)                            13      AN            Y         Y=Yes,  N=No

Interest Rate Type                       14    Numeric         1         1=Fixed, 2=Arm, 3=Step, 9=Other

Interest Accrual Method Code             15    Numeric         1         1=30/360, 2=Actual/365, 3=Actual/360, 4=Actual/Actual,
                                                                           5=Actual/366, 6=Simple, 7=78's

Interest in Arrears (Y/N)                16     AN             Y         Y=Yes,  N=No

Payment Type Code                        17   Numeric          1         See Payment Type Code Legend

Prepayment Lock-out End Date             18     AN          YYYYMMDD     Date After Which Loan Can Be Prepaid

Yield Maintenance End Date               19     AN          YYYYMMDD     Date After Which Loan Can Be Prepaid Without Yield
                                                                           Maintenance

Prepayment Premium End Date              20     AN          YYYYMMDD     Date After Which Loan Can Be Prepaid Without Penalty

Prepayment Terms Description             21     AN            Text       Should reflect the information in Annex A or use the
                                                                           format of  LO(36), YM(28), 7(12), O(3).  If manually
                                                                           derived, the Cutoff Date should be the start date for
                                                                           period counting.

ARM Index Code                           22     AN             A         See Arm Index Code Legend

First Rate Adjustment Date               23     AN          YYYYMMDD     Date Note Rate Originally Changed

First Payment Adjustment Date            24     AN          YYYYMMDD     Date Payment Originally Changed

ARM Margin                               25   Numeric        0.025       Rate Added To Index Used In The Determination Of The
                                                                           Gross Interest Rate

Lifetime Rate Cap                        26   Numeric         0.15       Maximum Rate That The Borrower Must Pay On An Arm Loan
                                                                           Per The Loan Agreement

Lifetime Rate Floor                      27   Numeric         0.05       Minimum Rate That The Borrower Must Pay On An Arm Loan
                                                                           Per The Loan Agreement

Periodic Rate Increase Limit             28   Numeric         0.02       Maximum Periodic Increase To The Note Rate Allowed Per
                                                                           The Loan Agreement

Periodic Rate Decrease Limit             29   Numeric         0.02       Minimum Periodic Decrease To The Note Rate Allowed Per
                                                                           The Loan Agreement

Periodic Pay Adjustment Max-%            30   Numeric         0.03       Max Periodic % Increase To The P&I Payment Allowed Per
                                                                           The Loan Agreement

Periodic Pay Adjustment Max-$            31   Numeric        5000.00     Max Periodic Dollar Increase To The P&I Payment
                                                                           Allowed Per The Loan Agreement

Payment Frequency                        32   Numeric           1        1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually...

Rate Reset Frequency                     33   Numeric           1        1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually,
                                                                           365=Daily

Pay Reset Frequency                      34   Numeric           1        1=Monthly, 3=Quarterly, 6=Semi-Annually, 12=Annually,
                                                                           365=Daily

Rounding Code                            35   Numeric           1        Rounding Method For Sum Of Index Plus Margin (See
                                                                           Rounding Code Legend)

Rounding Increment                       36   Numeric        0.00125     Used In Conjunction With Rounding Code

Index Look Back In Days                  37   Numeric          45        Use Index In Effect X Days Prior To Adjustment Date

Negative Amortization Allowed            38     AN              Y        Y=Yes,  N=No
(Y/N)

Max Neg Allowed (% Of Orig Bal)          39   Numeric         0.075      Max Lifetime % Increase to the Original Balance
                                                                           Allowed Per The Loan Agreement

Maximum Negate Allowed ($)               40   Numeric        25000.00    Max Lifetime Dollar Increase to the Original Balance
                                                                           Allowed Per The Loan Agreement

Remaining Term At Contribution           41   Numeric          240       Remaining Number Of Months Until Maturity Of Loan At
                                                                          Cutoff

Remaining Amort Term At                  42   Numeric          360       Remaining Number Of Months Loan Amortized Over At
Contribution                                                               Cutoff

Maturity Date At Contribution            43     AN           YYYYMMDD    The Scheduled Maturity Date Of The Mortgage Loan At
                                                                           Contribution

Scheduled Principal Balance At           44   Numeric       1000000.00   The Scheduled Principal Balance Of The Mortgage Loan
Contribution                                                               At Contribution

Note Rate At Contribution                45   Numeric         0.095      Cutoff Annualized Gross Interest Rate Applicable To
                                                                           The Calculation Of Scheduled Interest

Servicer And Trustee Fee Rate            46   Numeric        0.00025     Cutoff Annualized Fee Paid To The Servicer And Trustee

Fee Rate / Strip Rate 1                  47   Numeric        0.00001     Cutoff Annualized Fee/Strip Netted Against Current
                                                                           Note Rate = Net Rate

Subservicer Fee Rate / Strip             48   Numeric        0.00001     Cutoff Annualized Fee/Strip Netted Against Current
Rate 2                                                                     Note Rate = Net Rate

Fee Rate / Strip Rate 3                  49   Numeric        0.00001     Cutoff Annualized Fee/Strip Netted Against Current
                                                                           Note Rate = Net Rate

Fee Rate / Strip Rate 4                  50   Numeric        0.00001     Cutoff Annualized Fee/Strip Netted Against Current
                                                                           Note Rate = Net Rate

Fee Rate / Strip Rate 5                  51   Numeric        0.00001     Cutoff Annualized Fee/Strip Netted Against Current
                                                                           Note Rate = Net Rate

Net Rate At Contribution                 52   Numeric         0.0947     Cutoff Annualized Interest Rate Applicable To The
                                                                           Calculation Of Remittance Interest

Periodic P&I Payment At                  53   Numeric        3000.00     The Periodic Scheduled Principal & Interest Payment at
Contribution                                                               Contribution

# Of Properties at Contribution          54   Numeric           13       L86 - The Number Of Properties Underlying The Mortgage
                                                                           Loan

Property Name                            55     AN             Text      P7 - If Multiple properties print "Various"

Property Address                         56     AN             Text      P8 - If Multiple properties print "Various"

Property City                            57     AN             Text      P9 - If Multiple properties have the same city then
                                                                           print the city, otherwise print "Various".  Missing
                                                                           information print "Incomplete"

Property State                           58     AN             Text      P10 - If Multiple properties have the same state then
                                                                           print the state, otherwise print "XX" to represent
                                                                           various. Missing information print "ZZ"

Property Zip Code                        59     AN             Text      P11 - If Multiple properties have the same zip code
                                                                           then print the zip code, otherwise print "Various".
                                                                           Missing information print "Incomplete"

Property County                          60     AN             Text      P12 - If Multiple properties have the same county then
                                                                           print the county, otherwise print "Various". Missing
                                                                           information print "Incomplete"

Property Type Code                       61     AN              MF       P13 -  If Multiple properties have the same property
                                                                           type code then print the property code, otherwise
                                                                           print "XX" to represent various.  Missing information
                                                                           print "ZZ"

Net Square Feet At Contribution          62   Numeric         25000      P16 - For Multiple properties, if all the same
                                                                           Property Type, sum the values, if missing any leave
                                                                           empty

# Of Units/Beds/Rooms At                 63   Numeric           75       P17 - For Multiple properties, if all the same
Contribution                                                               Property Type, sum the values, if missing any leave
                                                                           empty

Year Built                               64     AN             YYYY      P14 - If Multiple properties have the same Year Built
                                                                           then print Year Built else leave empty

NOI At Contribution                      65   Numeric        100000.00   P47 - If Multiple properties sum the values, if
                                                                           missing any then populate using the "DSCR Indicator
                                                                           Legend" rule.   Should match the prospectus if
                                                                           available.

DSCR (NOI) At Contribution               66   Numeric          2.11      P48 - If Multiple properties populate using the "DSCR
                                                                           Indicator Legend" rule. DSCR At Contribution using
                                                                           NOI.   Should match the prospectus if available.

Appraisal Value At Contribution          67   Numeric       1000000.00   P49 -  If Multiple properties sum the values, if
                                                                           missing any then leave empty

Appraisal Date At Contribution           68     AN           YYYYMMDD    P50 - If Multiple properties and all the same then
                                                                           print the date, if missing any then leave empty

Physical Occupancy At                    69   Numeric          0.88      P51 -  If Multiple properties, Use weighted average by
Contribution                                                               using the calculation [ Current Allocated % (Prop) *
                                                                           Occupancy (Oper) ] for each Property, if missing one
                                                                           then leave empty

Revenue At Contribution                  70   Numeric       100000.00    P45 -  If Multiple properties then sum the value, if
                                                                           missing any then populate using the "DSCR Indicator
                                                                           Legend" rule.  Should match the prospectus if
                                                                           available.

Operating Expenses At                    71   Numeric       100000.00    P46 -  If Multiple properties then sum the value, if
Contribution                                                               missing any then populate using the "DSCR Indicator
                                                                           Legend" rule.   Should match the prospectus if
                                                                           available.

Contribution Financials As Of            72     AN           YYYYMMDD    P44 - If Multiple properties and all the same then
Date                                                                       print the date, if missing any then leave empty

Recourse (Y/N)                           73     AN               Y       Y=Yes,  N=No

Ground Lease (Y/S/N)                     74     AN               Y       Y=Yes, S=Subordinate, N= No ground lease, P22 - If
                                                                           Multiple properties and any one property is "Y" or "S"
                                                                           print  "Y"

Cross-Collateralized Loan                75     AN             Text      P6 - All Loans With The Same Value Are Crossed, For
Grouping                                                                   example: "X02-1" would be populated in this field for
                                                                           all related loans, "X02-2" would be populated for the
                                                                           next group of related loans.

Collection Of Escrows (Y/N)              76     AN               Y       Y=Yes,  N=No  -  Referring to Taxes and Insurance

Collection Of Other Reserves             77     AN               Y       Y=Yes,  N=No -  Referring to Reserves other than Taxes
(Y/N)                                                                      and Insurance.  If any property has a value > 0 in
                                                                           P23,  this field should be "Y"

Lien Position At Contribution            78   Numeric            1       1=First, 2=Second...

Hyper Amortizing Begin Date              79     AN           YYYYMMDD    L81 - Date used to track Anticipated Repayment Date
                                                                           Loans

Defeasance Option Start Date             80     AN           YYYYMMDD    Date loan can start defeasance

Defeasance Option End Date               81     AN           YYYYMMDD    Date that defeasance ends

Last Setup Change Date                   82     AN           YYYYMMDD    L83 - Distribution Date that the information was last
                                                                           changed by loan

NCF At Contribution                      83   Numeric       100000.00    P76 - If Multiple properties sum the values, if
                                                                           missing any then populate using the "DSCR Indicator
                                                                           Legend" rule.  Net Cash Flow At Contribution.   Should
                                                                           match the prospectus if available.

DSCR (NCF) At Contribution               84   Numeric         2.11       P77 - If Multiple properties populate using the "DSCR
                                                                           Indicator Legend" rule. DSCR At Contribution using NCF
                                                                           to calculate.  Should match the prospectus if
                                                                           available.

DSCR Indicator at Contribution           85     AN            Text       Flag used to explain how the DSCR was calculated when
                                                                           there are multiple properties.  See DSCR Indicator
                                                                           Legend.

Loan Contributor to                      86     AN            Text       Name of entity ultimately responsible for the reps and
Securitization                                                             warranties of the loan contributed

Credit Tenant Lease                      87     AN              Y        L101 - Y=Yes,  N=No

                                  BACM 2000-2
                                LOAN SETUP FILE
-------------------------------------------------------------------------------
                        1       Unrounded
                        2       Nearest Percentage Increment
                        3       Up To Nearest Percentage Increment
                        4       Down to Nearest Percentage Increment


                              PROPERTY TYPES CODE
                                     LEGEND
-------------------------------------------------------------------------------
                        MF      Multifamily
                        RT      Retail
                        HC      Health Care
                        IN      Industrial
                        WH      Warehouse
                        MH      Mobile Home Park
                        OF      Office
                        MU      Mixed Use
                        LO      Lodging
                        SS      Self Storage
                        OS      Other Securities


                                 ARM INDEX CODE
                                     LEGEND
-------------------------------------------------------------------------------
                        A       11 FHLB COFI (1 Month)
                        B       11 FHLB COFI (6 Month)
                        C       1 Year CMT Weekly Average Treasury
                        D       3 Year CMT Weekly Average Treasury
                        E       5 Year CMT Weekly Average Treasury
                        F       Wall Street Journal Prime Rate
                        G       1 Month LIBOR
                        H       3 Month LIBOR
                        I       6 Month LIBOR
                        J       National Mortgage Index Rate
                                All Others Use Short Text Description


                               PAYMENT TYPE CODE
                                     LEGEND
-------------------------------------------------------------------------------
                        1       Fully Amortizing
                        2       Amortizing Balloon
                        3       Interest Only/Balloon
                        4       Interest Only/Amortizing
                        5       Interest Only/Amortizing/Balloon
                        6       Principal Only
                        7       Hyper-Amortization
                        9       Other


                                 DSCR INDICATOR
                                     LEGEND
-------------------------------------------------------------------------------
P       Partial - Not all properties received financials, servicer to leave empty
A       Average - Not all properties received financials, servicer allocates
          Debt Service only to properties where financials are received.
F       Full - All Statements Collected for all properties
W       Worst Case - Not all properties received financials, servicer allocates
          100% of Debt Service to all properties where financials are received.
N       None Collected - no financials were received
C       Consolidated - All properties reported on 1 "rolled up" financial from the borrower

                                   EXHIBIT U

                      FORM OF DELINQUENT LOAN STATUS REPORT

EXHIBIT 3

SUB-SERVICER COLLECTION ACCOUNT
RECONCILIATION
BACM
2000-2

FROM  MM/DD/YYYY TO AND INCLUDING
MM/DD/YYYY                                         Account #
-------------------------------------------------------------------------------
BEGINNING BALANCE                                     $0.00
                                           -----------------


Collections:
------------
DELINQUENT PAYMENT                                    $0.00
PAYMENTS FOR CURRENT DUE PERIODS                      $0.00
(Includes net liquidation proceeds                    $0.00
  & prepayments)
PAYMENTS FOR FUTURE DUE PERIODS                       $0.00
OTHER:                                                $0.00
ESCROW                                                $0.00
SUBSERVICER ADVANCES                                  $0.00
LIQUIDATION PROCEEDS- To be applied to                $0.00
  Servicer Advances
LATE FEES                                             $0.00
PREPAYMENT PREMIUMS                                   $0.00
EXCESS INTEREST                                       $0.00
DEFAULT INTEREST                                      $0.00
UNAPPLIED FUNDS                                       $0.00
LOANS IN PROCESS                                      $0.00
INVESTMENT INCOME - Due to Subservicer                $0.00
                                           -----------------
  TOTAL COLLECTIONS                                   $0.00
                                           =================


DISBURSEMENTS:
------------------
TRANSFER TO ESCROW                                    $0.00
TRANSFER TO RESERVE ACCOUNT                           $0.00
SUBSERVICER FEES                                      $0.00
MASTER SERVICER REMITTANCE                            $0.00
PRINCIPAL ADVANCE REIMBURSEMENTS                      $0.00
INTEREST ADVANCE REIMBURSEMENTS                       $0.00
SERVICER ADVANCE REIMBURSEMENTS                       $0.00
ADVANCE INTEREST (Due and collected)                  $0.00
OTHER SERVICER                                        $0.00
INCOME
INVESTMENT INCOME - Due Subservicer                   $0.00
                                           -----------------
TOTAL DISBURSEMENTS                                   $0.00
                                           =================
ENDING BALANCE                                        $0.00
BALANCE PER BANK STATEMENT DIFFERENCE                 $0.00
                                           -----------------
                                                      $0.00
                                           =================

EXPLANATION OF DIFFERENCE:




Report should be supported by
copy of bank statement

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


Sequence    Loan
 Number    Number                     Property Name                                            Street Address
-----------------------------------------------------------------------------------------------------------------------------------
   B1       51642    Towngate Community Shopping Center                   12625 Frederick Street

  B2.1      52458    BVT-Publix at Powder Springs Shopping Center         3701-3753 New MacLand Road
  B2.2      52458    BVT-Parkway Centre                                   7600 Schomburg Road
  B2.3      52458    BVT-Deltona Landings Shopping Center                 915 Doyle Road
  B2.4      52458    BVT-Kingwood Glen Shopping Center                    19250 W. Lake Houston Parkway
   B2       52458    BVT Investment Portfolio                             Loan Roll-Up

   B3       52314    Epps Village Shopping Center                         1720 Epps Bridge Road
   B4       51826    Yorba Canyon Center                                  21430-21580 Yorba Linda Boulevard
   H1       180602   Gateway Village Shopping Center                      5932, 5940, 5960, 6008, 6020 & 6070 West Bell Road
   B5       51835    East Lake Woodlands                                  3400 East Lake Road
   B6       52050    Home Base-Spokane, WA                                9718 E. Sprague Ave
   B7       51903    Fielder Plaza Shopping Center                        1701 West Randol Mill Road and 1112 North Fielder Road
   H2       163162   Clubhouse Plaza                                      31271-31371 Niguel Road
   B8       52070    Arrow Center                                         412 W. Arrow Highway
   B9       51656    Keystone Heights Village Shopping Center             7380 State Road 100 at Sunrise Blvd
  B10       51653    Las Flores Plaza                                     30592 Santa Margarita Parkway
   H3       278350   Willowbrook Court Center                             7885 FM 1960 West
  B11       51591    Perry Crossroads Shopping Center                     1011-1033 St. Patricks Dr
  B12       51619    Glenoaks Plaza                                       401 South Glenoaks Blvd.
  B13       51305    North Mesa Plaza                                     454 North Lindsay Road and 2644-2750 E. University Drive
  B14       51592    Willow Lake Shopping Center                          2907 Watson Blvd.
  B15       52649    Sparta Crossing                                      281 North Spring Street
  B16       52130    CVS Pharmacy at Village Marketplace Shopping Center  13180 Midlothian Turnpike
  B17       51597    The Groves Restaurant                                1330 West 75th Street
  B18       51566    Ranson Square Shopping Center                        Route 9 and Ambrose Drive
   H4       281595   Southlake Oaks Shopping Center Phase II              480 West Southlake Boulevard
  B19       52347    CVS Pharmacy- Murrells Inlet Store 2736              3710 Highway 17 By-Pass
  B20       51852    Baldwin Hills Shopping Center                        5060-5080 Rodeo Drive
  B21       51393    Fairway Market                                       520 E. Tulare Ave.
  B22       51394    Fairway Center                                       1845 Dinuba Blvd.
   H5       277025   Sanctuary Cove Apartments                            700 & 900 Sanctuary Cove Drive
   H6       277035   Weston Place Apartments                              16000 South Post Road
   H7       277070   Durango Canyon South Apartments                      4515 South Durango Drive
   H8       277060   Durango Canyon North Apartments                      8620 Peace Way
  B23       52027    Meridian Corners Apartments                          1440 East Broadway Rd
  B24       52542    Silverado Apartments                                 3750 S. Arville Street
  B25       52370    Rio Apartments                                       8801-8871 Fontainebleau Boulevard
  B26       51963    Sonnet Cove Apartments                               495 Laketower Drive
  B27       52097    Verona Senior Citizens' Apartments                   100 Hillwood Terrace
  B28       52096    Duval Villa Apartments                               4305 Duval Street
  B29       51836    Pinewood Apartments                                  1855 East Rose Ave
  B30       52024    Forest Hills Apartments                              1817 West Call Street
  B31       51580    Oakview Terrace Apartments                           SEC Urbandale Avenue/ 30th Street
  B32       50221    Brookside Village                                    1902 Brady Dr
   H9       513561   Edgecliff Village & Chapel Creek                     Various
  B33       52257    Woodbridge Manor Apartments                          3140 East Paris Avenue, SE
  B34       51823    Tanglewood North Apartments                          1020 East 45th Street
  B35       51641    Hickory Hills Townhomes Phase II                     22507 Iverson Drive
  B36       51920    Art Museum Apartments                                1706 Art Museum Drive

 B37.1      52149    B & V Apartment Portfolio-155 NW 10th St.            155 NW 10th St.
 B37.2      52149    B & V Apartment Portfolio-1223 NE 1st Ave.           1223 NE 1st Ave.
 B37.3      52149    B & V Apartment Portfolio-929 NW 2nd St.             929 NW 2nd St.
 B37.4      52149    B & V Apartment Portfolio-67 NE 9th Court            67 NE 9th Court
 B37.5      52149    B & V Apartment Portfolio-930 NW 1st Ave.            930 NW 1st Ave.
 B37.6      52149    B & V Apartment Portfolio-938 NW 1st Ave.            938 NW 1st Ave.
 B37.7      52149    B & V Apartment Portfolio-55 NE 9th Court            55 NE 9th Court
 B37.8      52149    B & V Apartment Portfolio-960 NE 1st Ave.            960 NE 1st Ave.
 B37.9      52149    B & V Apartment Portfolio-110 NE 10th Ave.           110 NE 10th Ave.
 B37.10     52149    B & V Apartment Portfolio-186 NW 2nd St.             186 NW 2nd St.
 B37.11     52149    B & V Apartment Portfolio-194 NW 2nd St.             194 NW 2nd St.
 B37.12     52149    B & V Apartment Portfolio-460 NW 6th St.             460 NW 6th St.
 B37.13     52149    B & V Apartment Portfolio-480 NW 6th St.             480 NW 6th St.
 B37.14     52149    B & V Apartment Portfolio-521 NW 5th St.             521 NW 5th St.
 B37.15     52149    B & V Apartment Portfolio-906 NW 1st Ave.            906 NW 1st Ave.
 B37.16     52149    B & V Apartment Portfolio-925 N. Krome Ave.          925 N. Krome Ave.
 B37.17     52149    B & V Apartment Portfolio-30100 Old Dixie Highway    30100 Old Dixie Highway
  B37       52149    B & V Apartment Portfolio-Summary                    Loan Roll-Up

  B38       51315    Arbor Pointe Apartments                              6710, 6720 and 6740 Hayvenhurst Ave
  B39       51575    Emerald Estates                                      22, 24, 26 W. Jamestown St
  H10       283360   Paige East Apartments                                10857 Sharondale Road
  B40       51676    Cedar Pointe Apartments-Tampa                        5409 Temple Palms Ave
  B41       51829    Woodley Apartments                                   7045 Woodley Avenue
  B42       51658    Cedar Park Apartments                                831 Cedar Avenue
  B43       52249    Lake D'Ville North Apartments                        168 Hickory Heights Drive
  B44       51921    Villa North Apartments                               601-605 Labrador Blvd & 606 Long Blvd
  B45       50598    1710-1730 Popham Ave                                 1710-1730 Popham Ave
  B46       600006   Westview Terrace Apartments                          8021 Calmont Ave
  B47       51531    Sunshine Village Apartments                          2220 Chanticleer Avenue
  B48       51659    Glenn Terrace Apartments                             5301, 5309 and 5317 East Glenn Street
  B49       51059    L11 - Goldfarb Apartments                            701-703 Hollycrest Dr, 702 Crescent Dr & 2003 W. John St.

 B50.1      51961    SCI Portfolio-1401 Elm Street                        1401 Elm Street
 B50.2      51961    SCI Portfolio-500 W 7th Street                       500 W. 7th Street
  B50       51961    SCI Portfolio-1401 Elm St. & 500 W 7th St.           Loan Roll-Up

  B51       52804    Interstate Corporate Center                          6387 Center Drive
  B52       51647    111 W. Jackson                                       111 W. Jackson Blvd.
  B53       52323    West*Quest Office Buildings                          1580A and 1580B West Nursery Road
  H11       176225   11 East 44th Street                                  11 East 44th Street
  B54       51834    Bank One Plaza                                       201 East Main St
  B55       51830    Diamond Hill Office Complex                          2420-2460 West 26th Avenue
  B56       52134    Toyota Office Building                               50 South Third Street
  H12       510238   Summit at Southpoint                                 6410-6440 Southpoint Parkway
  B57       52721    Household Finance Building                           636 Grand Regency Blvd
  B58       51552    Metro Square                                         121 7th Place E
  B59       52644    Maritz Office Building                               20285 South Western Avenue
  B60       51962    SCI Portfolio-1025 Elm Street                        1025 Elm St.
  B61       50957    Birkdale Medical Village                             16605 Birkdale Commons Parkway
  B62       50945    The Paramount Building                               301 N. Market Street
  B63       52286    Woodcreek I & II                                     3010 and 3020 Woodcreek Drive
  H13       281300   Stanford Financial Group Building                    5050 Westheimer Road
  B64       51504    Chubb Office Building-Reston, VA                     1741 Business Center Drive
  H14       513597   100 South Bedford Road                               100 South Bedford Road
  H15       162160   52 Duane Street                                      52 Duane Street
  B65       51880    Collom and Carney Clinic                             4800 Texas Blvd.
  B66       51873    U.S. Sprint Building                                 3075 Prospect Park Drive
  B67       51528    Chubb Office Building-Alpharetta, GA                 4100 Old Milton Parkway
  B68       52463    USinternetworking Plaza Building                     175 Admiral Cochrane Drive
  B69       52258    Oilwell Supply Building                              2001 North Lamar Street
  H16       521564   The Kirby Building                                   6555 Quince Road
  H17       540310   500 South Sepulveda Boulevard                        500 South Sepulveda Boulevard
  H18       178365   One and Two Aspen Corporate Park                     1460 and 1480 Route 9 North
  B70       51849    Thunderbird Medical Plaza II                         5310 West Thunderbird Road
  B71       52308    Wake County Board of Education Building              4401 Atlantic Ave.
  B72       52342    180 Townsend Street                                  180 Townsend Street
  B73       52049    Coral Ridge Financial Center                         2419 E. Commercial Blvd
  H19       513596   146 & 146A Manetto Hill Road                         146 & 146A Manetto Hill Road
  B74       51817    Eden Medical Plaza                                   20126 Stanton Avenue
  B75       52572    Pike Place Office Park                               316, 318, 320 and 324 West Pike St.
  B76       51839    Roseville Health Care Center                         3100 Douglas Blvd
  B77       51574    Cohasset Village                                     250, 254, 270, 274 and 280 Cohasset Road
  B78       51657    Jefferson Park Medical Plaza                         41715 Winchester Rd
  B79       52364    Jordan Creek Center                                  8800 Glacier Highway
  H20       280630   GTEC Center                                          201 Technacenter Drive
  B80       51922    Quail Medical Park I                                 6630-A South McCarran Blvd
  B81       51650    OHA/SSA Office Building                              2401 Southgate Drive
  B82       51929    Aptos Ridge Office Building                          9565 Soquel Drive
  B83       51833    Greater Northeast Medical Center                     1647 Benning Road, NE
  B84       52186    3850 South Capitol Street                            3850 South Capitol Street, SE
  B85       52083    Verre Centre                                         1835 Savoy Drive
  B86       51571    Riverside Building                                   1045 Riverside Avenue

 B87.1      51673    Residence Inn - Boston (Tewksbury)                   1775 Andover St.
 B87.2      51673    Residence Inn - Meriden                              390 Bee St.
 B87.3      51673    Residence Inn - Atlanta (Hapeville)                  3401 International Boulevard
 B87.4      51673    Residence Inn - Montgomery                           1200 Hilmar Ct.
 B87.5      51673    Residence Inn - Cincinnati (Blue Ash)                11401 Reed Hartman Highway
 B87.6      51673    Residence Inn - Dallas (Irving)                      950 Walnut Hill Lane
 B87.7      51673    Residence Inn - Houston                              525 Bay Area Blvd.
 B87.8      51673    Residence Inn - Bakersfield                          4241 Chester Lane
 B87.9      51673    Residence Inn - Pleasant Hill                        700 Ellinwood Way
 B87.10     51673    Residence Inn - San Ramon                            1071 Market Place
  B87       51673    Residence Inn Portfolio                              Loan Roll-Up

  B88       51651    East Lansing Marriott                                300 M.A.C. Avenue
  B89       51540    Marriott Courtyard Solana Beach                      717 South Highway 101
  B90       51821    Holiday Inn Express-Garden City, KS                  2502 E. Kansas Ave
  B91       51586    Days Inn - Chula Vista                               699 E Street
  B92       51926    Comfort Inn-Ottawa, IL                               510 East Etna Road
  B93       51925    Comfort Inn-Princeton, IL                            2200 North Main Street
  B94       52751    4900 Ampere Drive                                    4900 Ampere Drive
  B95       51672    Safdi Plaza                                          10 Jay Street
  H21       280970   Federal Express Building - El Segundo                645 Allied Way
  H22       279320   270 & 300-330 John Downey Drive                      270 & 300-330 John Downey Drive
  B96       52477    Water's Ridge Office/ Warehouse Facility             1301-A Ridgeview Drive
  B97       51598    Vatrano Commercial Park                              1895 Central Avenue
  B98       51643    Putty Hill Flex/Warehouse Facility                   8019 Belair Road
  B99       51374    123 East Alma Avenue                                 123 East Alma Ave.
  B100      51609    Handy Storage 12                                     8910 Cleary Blvd
  B101      51631    Ace Self Storage                                     3290 North Rancho Drive
  B102      51652    Morena Self Storage                                  908 Sherman Street
  B103      52071    American International Storage                       2100 NE 162nd St
  B104      51628    AIM All Storage III                                  11215 Indiana Avenue
  B105      51832    Capistrano A+ Storage                                34190 Camino Capistrano
  B106      51633    American Store & Lock #3                             9833 Newell-Hickory Grove Road


Sequence    Loan                                        Zip     Mortgage   Amortization     Original
 Number    Number             City           State     Code     Rate (%)      Basis          Balance       Cut-off Balance
-----------------------------------------------------------------------------------------------------------------------------------
   B1       51642    Moreno Valley             CA      92553     8.060%      ACT/360      23,095,000.00     22,990,591.25

  B2.1      52458    Powder Sprintgs           GA      30127
  B2.2      52458    Columbus                  GA      31909
  B2.3      52458    Deltona                   FL      32725
  B2.4      52458    Humble (Houston)          TX      77346
   B2       52458                                                7.770%      ACT/360      14,200,000.00     14,200,000.00

   B3       52314    Athens                    GA      30606     8.390%      ACT/360       8,600,000.00      8,593,326.62
   B4       51826    Yorba Linda               CA      92887     8.410%      ACT/360       8,200,000.00      8,180,133.96
   H1       180602   Glendale                  AZ      85308     8.392%      ACT/360       7,850,000.00      7,835,882.90
   B5       51835    Palm Harbor               FL      34677     8.590%      ACT/360       7,127,500.00      7,102,309.06
   B6       52050    Spokane                   WA      92204     8.660%      ACT/360       6,350,000.00      6,319,586.10
   B7       51903    Arlington                 TX      76012     8.500%      ACT/360       5,850,000.00      5,836,204.77
   H2       163162   Laguna Niguel             CA      92677     7.997%      ACT/360       4,500,000.00      4,429,747.78
   B8       52070    Covina                    CA      91722     8.650%      ACT/360       3,450,000.00      3,445,117.42
   B9       51656    Keystone Heights          FL      32656     8.200%      ACT/360       2,688,744.00      2,675,853.22
  B10       51653    Rancho Santa Margarita    CA      92688     7.830%      ACT/360       2,650,000.00      2,633,987.04
   H3       278350   Houston                   TX      77070     9.562%      ACT/360       2,600,000.00      2,593,033.58
  B11       51591    Perry                     GA      31069     8.180%      ACT/360       2,500,000.00      2,486,225.86
  B12       51619    Burbank                   CA      91502     8.840%      ACT/360       2,401,600.00      2,377,748.85
  B13       51305    Mesa                      AZ      85213     7.000%      ACT/360       2,164,500.00      2,125,830.55
  B14       51592    Warner Robins             GA      31093     8.220%      ACT/360       2,078,148.00      2,069,148.20
  B15       52649    Sparta                    TN      38583     8.000%      ACT/360       1,950,000.00      1,948,243.82
  B16       52130    Midlothian                VA      23113     8.110%      ACT/360       1,950,000.00      1,946,158.66
  B17       51597    Downers Grove             IL      60516     8.290%      ACT/360       1,853,000.00      1,843,090.12
  B18       51566    Ranson                    WV      25438     8.020%      ACT/360       1,850,000.00      1,835,355.04
   H4       281595   Southlake                 TX      76092     8.411%      ACT/360       1,800,000.00      1,798,614.96
  B19       52347    Murrells Inlet            SC      29576     8.020%      ACT/360       1,581,000.00      1,578,674.76
  B20       51852    Los Angeles               CA      90016     8.350%      ACT/360       1,250,000.00      1,229,245.93
  B21       51393    Visalia                   CA      93292     8.335%      ACT/360         904,500.00        848,053.83
  B22       51394    Visalia                   CA      93291     8.460%      ACT/360         762,200.00        715,121.58
   H5       277025   North Palm Beach          FL      33410     8.030%      ACT/360      30,000,000.00     29,849,231.81
   H6       277035   Weston                    FL      33331     7.980%      ACT/360      27,300,000.00     26,165,959.76
   H7       277070   Las Vegas                 NV      89147     7.980%      ACT/360      21,412,500.00     21,303,408.08
   H8       277060   Las Vegas                 NV      89147     7.980%      ACT/360      10,350,000.00     10,297,269.03
  B23       52027    Tempe                     AZ      85282     8.440%      ACT/360      25,541,730.00     25,480,402.42
  B24       52542    Las Vegas                 NV      89103     7.930%      ACT/360      15,250,000.00     15,242,980.50
  B25       52370    Miami                     FL      33172     8.287%      ACT/360      12,960,000.00     12,927,439.94
  B26       51963    Lexington                 KY      40502     8.420%      ACT/360      10,800,000.00     10,769,638.08
  B27       52097    Verona                    NJ      07044     8.570%      ACT/360       9,500,000.00      9,457,921.41
  B28       52096    Austin                    TX      78751     8.600%      ACT/360       6,750,000.00      6,723,689.67
  B29       51836    Orange                    CA      92867     8.140%      ACT/360       5,056,000.00      5,018,058.09
  B30       52024    Tallahassee               FL      32304     8.020%      ACT/360       4,920,000.00      4,910,030.90
  B31       51580    Des Moines                IA      50310     8.340%      ACT/360       4,900,000.00      4,877,418.77
  B32       50221    Dalton                    GA      30720     7.540%      ACT/360       4,887,000.00      4,760,038.72
   H9       513561   Fort Worth                TX      76133     7.514%      ACT/360       4,760,000.00      4,667,577.73
  B33       52257    Kentwood                  MI      49512     7.960%      ACT/360       4,650,000.00      4,642,562.12
  B34       51823    Austin                    TX      78751     7.820%      ACT/360       3,900,000.00      3,874,378.38
  B35       51641    Great Mills               MD      20634     7.700%      ACT/360       3,840,000.00      3,813,962.47
  B36       51920    Jacksonville              FL      32207     7.970%      ACT/360       3,600,000.00      3,581,608.80

 B37.1      52149    Homestead                 FL      33030
 B37.2      52149    Homestead                 FL      33030
 B37.3      52149    Homestead                 FL      33030
 B37.4      52149    Homestead                 FL      33030
 B37.5      52149    Homestead                 FL      33030
 B37.6      52149    Homestead                 FL      33030
 B37.7      52149    Homestead                 FL      33030
 B37.8      52149    Homestead                 FL      33030
 B37.9      52149    Homestead                 FL      33030
 B37.10     52149    Homestead                 FL      33030
 B37.11     52149    Homestead                 FL      33030
 B37.12     52149    Homestead                 FL      33030
 B37.13     52149    Homestead                 FL      33030
 B37.14     52149    Homestead                 FL      33030
 B37.15     52149    Homestead                 FL      33030
 B37.16     52149    Homestead                 FL      33030
 B37.17     52149    Homestead                 FL      33033
  B37       52149                                                7.890%      ACT/360       3,584,000.00      3,576,441.57

  B38       51315    Van Nuys                  CA      91406     7.000%      ACT/360       3,280,000.00      3,221,401.72
  B39       51575    Stockton                  CA      95207     8.550%      ACT/360       3,070,000.00      3,054,721.02
  H10       283360   Cincinnati                OH      45241     8.000%      ACT/360       3,000,000.00      2,998,653.73
  B40       51676    Tampa                     FL      33617     8.210%      ACT/360       2,720,000.00      2,708,188.59
  B41       51829    Van Nuys                  CA      91406     7.980%      ACT/360       2,155,000.00      2,145,048.88
  B42       51658    Bensalem                  PA      19020     8.140%      ACT/360       2,090,000.00      2,078,360.60
  B43       52249    Hendersonville            TN      37075     7.560%      ACT/360       2,000,000.00      1,997,900.09
  B44       51921    Garden City               KS      67846     8.610%      ACT/360       1,973,722.00      1,968,498.17
  B45       50598    Bronx                     NY      10453     7.530%      ACT/360       1,863,993.31      1,848,872.99
  B46       600006   Fort Worth                TX      76116     8.040%      ACT/360       1,480,000.00      1,477,019.79
  B47       51531    Santa Cruz                CA      95062     7.710%      ACT/360       1,456,589.18      1,442,917.76
  B48       51659    Tucson                    AZ      85712     8.030%      ACT/360       1,085,600.00      1,080,144.24
  B49       51059    Champaign                 IL      61821     6.570%      ACT/360       1,040,000.00      1,019,517.52

 B50.1      51961    Dallas                    TX      75202
 B50.2      51961    Fort Worth                TX      76102
  B50       51961                                                8.680%      ACT/360      34,482,000.00     34,189,372.55

  B51       52804    Norfolk                   VA      23502     8.500%      ACT/360      26,600,000.00     26,580,260.48
  B52       51647    Chicago                   IL      60604     8.840%      ACT/360      26,122,000.00     26,057,903.23
  B53       52323    Linthicum Heights         MD      21090     7.670%      ACT/360      21,600,000.00     21,600,000.00
  H11       176225   New York                  NY      10017     8.300%      ACT/360      18,000,000.00     17,883,989.77
  B54       51834    Lexington                 KY      40507     8.310%      ACT/360      17,000,000.00     16,920,985.32
  B55       51830    Denver                    CO      80211     7.800%      ACT/360      15,500,000.00     15,424,978.48
  B56       52134    Memphis                   TN      38103     7.895%      ACT/360      15,000,000.00     14,928,673.89
  H12       510238   Jacksonville              FL      32216     6.931%      ACT/360      14,900,000.00     14,675,679.82
  B57       52721    Brandon                   FL      33510     8.250%      ACT/360      14,300,000.00     14,279,026.78
  B58       51552    St. Paul                  MN      55101     7.600%      ACT/360      14,000,000.00     13,883,832.11
  B59       52644    Torrance                  CA      90501     8.488%      ACT/360      13,760,000.00     13,754,887.87
  B60       51962    Dallas                    TX      75202     8.680%      ACT/360       9,000,000.00      8,923,622.56
  B61       50957    Huntersville              NC      28078     6.750%      ACT/360       8,500,000.00      8,339,219.24
  B62       50945    Dallas                    TX      75202     7.005%      ACT/360       8,320,000.00      8,157,740.66
  B63       52286    Downers Grove             IL      60515     8.060%      ACT/360       8,000,000.00      7,983,991.07
  H13       281300   Houston                   TX      77056     8.478%      ACT/360       7,990,000.00      7,979,083.38
  B64       51504    Reston                    VA      20190     8.280%      ACT/360       7,997,400.00      7,955,812.54
  H14       513597   Mount Kisco               NY      10549     7.140%      30/360        8,200,000.00      7,922,504.47
  H15       162160   New York                  NY      10007     7.490%      ACT/360       7,500,000.00      7,361,522.54
  B65       51880    Texarkana                 TX      75503     8.410%      ACT/360       7,360,000.00      7,349,726.54
  B66       51873    Rancho Cordova            CA      95670     8.400%      ACT/360       7,007,000.00      6,994,432.30
  B67       51528    Alpharetta                GA      30005     7.940%      ACT/360       6,800,000.00      6,762,029.47
  B68       52463    Annapolis                 MD      21401     8.800%      ACT/360       6,750,000.00      6,734,498.10
  B69       52258    Dallas                    TX      75202     8.120%      ACT/360       6,500,000.00      6,482,860.29
  H16       521564   Memphis                   TN      38119     6.464%      ACT/360       6,500,000.00      6,380,933.44
  H17       540310   Los Angeles               CA      90049     7.500%      ACT/360       6,100,000.00      6,019,446.15
  H18       178365   Woodbridge                NJ      07095     8.622%      ACT/360       5,800,000.00      5,779,676.93
  B70       51849    Glendale                  AZ      85306     8.100%      ACT/360       5,425,000.00      5,400,734.77
  B71       52308    Raleigh                   NC      27604     8.760%      ACT/360       4,500,000.00      4,489,572.37
  B72       52342    San Francisco             CA      94107     7.900%      ACT/360       4,400,000.00      4,395,891.64
  B73       52049    Fort Lauderdale           FL      33308     8.590%      ACT/360       4,100,000.00      4,097,069.46
  H19       513596   Plainview                 NY      11803     7.010%      ACT/360       3,550,000.00      3,450,579.38
  B74       51817    Castro Valley             CA      94546     8.020%      ACT/360       3,200,000.00      3,186,873.38
  B75       52572    Lawrenceville             GA      30045     8.400%      ACT/360       3,000,000.00      2,997,681.38
  B76       51839    Roseville                 CA      95661     8.490%      ACT/360       3,014,000.00      2,995,221.07
  B77       51574    Chico                     CA      95926     8.270%      ACT/360       3,000,000.00      2,985,897.37
  B78       51657    Temecula                  CA      92590     8.140%      ACT/360       2,866,000.00      2,852,027.46
  B79       52364    Juneau                    AK      99801     8.280%      ACT/360       2,825,000.00      2,817,729.65
  H20       280630   Montgomery                AL      36117     8.779%      ACT/360       2,718,000.00      2,714,632.09
  B80       51922    Reno                      NV      89509     8.480%      ACT/360       2,604,000.00      2,597,822.23
  B81       51650    Kingsport                 TN      37660     8.230%      ACT/360       2,398,000.00      2,387,344.32
  B82       51929    Aptos                     CA      95003     8.540%      ACT/360       2,100,000.00      2,099,236.42
  B83       51833    Washington                DC      20002     8.030%      ACT/360       1,938,000.00      1,928,260.35
  B84       52186    Washington                DC      20032     7.660%      ACT/360       1,650,000.00      1,613,543.03
  B85       52083    Chamblee                  GA      30341     8.870%      ACT/360       1,309,000.00      1,303,016.78
  B86       51571    Jacksonville              FL      32202     8.590%      ACT/360       1,177,089.00      1,168,116.57

 B87.1      51673    Tewksbury                 MA      01876
 B87.2      51673    Meriden                   CT      06450
 B87.3      51673    Hapeville                 GA      30354
 B87.4      51673    Montgomery                AL      36117
 B87.5      51673    Blue Ash                  OH      45241
 B87.6      51673    Irving                    TX      75038
 B87.7      51673    Houston                   TX      77058
 B87.8      51673    Bakersfield               CA      93309
 B87.9      51673    Pleasant Hill             CA      94523
 B87.10     51673    San Ramon                 CA      94583
  B87       51673                                                8.080%      ACT/360      55,588,000.00     54,698,161.03

  B88       51651    East Lansing              MI      48823     8.620%      ACT/360      13,000,000.00     12,901,520.25
  B89       51540    Solana Beach              CA      92075     8.580%      ACT/360      12,800,000.00     12,656,003.58
  B90       51821    Garden City               KS      67846     8.840%      ACT/360       2,450,000.00      2,414,364.58
  B91       51586    Chula Vista               CA      91910     9.280%      ACT/360       2,100,000.00      2,086,180.07
  B92       51926    Ottawa                    IL      61350     9.870%      ACT/360       1,430,789.00      1,424,060.73
  B93       51925    Princeton                 IL      61356     9.870%      ACT/360       1,182,168.00      1,176,608.90
  B94       52751    Reno                      NV      89502     8.110%      ACT/360       6,300,000.00      6,289,789.19
  B95       51672    Brooklyn                  NY      11201     8.860%      ACT/360       4,800,000.00      4,781,334.01
  H21       280970   El Segundo                CA      90245     8.468%      ACT/360       4,300,000.00      4,294,106.36
  H22       279320   New Britain               CT      06051     8.885%      ACT/360       2,300,000.00      2,291,743.45
  B96       52477    Lewisville                TX      75057     8.290%      ACT/360       2,075,000.00      2,071,782.11
  B97       51598    Albany                    NY      12205     8.400%      ACT/360       1,940,000.00      1,917,368.45
  B98       51643    Baltimore                 MD      21236     9.350%      ACT/360       1,207,000.00      1,200,667.76
  B99       51374    San Jose                  CA      95112     7.750%      ACT/360         975,000.00        961,783.43
  B100      51609    Plantation                FL      33324     8.080%      ACT/360       4,200,000.00      4,179,180.71
  B101      51631    Las Vegas                 NV      89130     8.360%      ACT/360       2,800,000.00      2,774,669.43
  B102      51652    San Diego                 CA      92110     7.780%      ACT/360       2,600,000.00      2,576,694.05
  B103      52071    North Miami Beach         FL      33162     8.930%      ACT/360       2,560,600.00      2,555,319.75
  B104      51628    Riverside                 CA      92503     8.160%      ACT/360       2,125,000.00      2,107,324.09
  B105      51832    Capistrano Beach          CA      92624     8.270%      ACT/360       1,750,000.00      1,742,523.54
  B106      51633    Charlotte                 NC      28213     8.405%      ACT/360       1,299,467.00      1,289,178.75


                    Remaining Term
                       To Stated
Sequence    Loan    Maturity / ARD     Stated Maturity
 Number    Number      (months)           Date/ ARD         Due Date     Monthly Payment      Admin. Fee    Primary Servicing Fee
-----------------------------------------------------------------------------------------------------------------------------------
   B1       51642         112              01/01/10           1st           $170,429.92         0.14335%           0.10000%

  B2.1      52458
  B2.2      52458
  B2.3      52458
  B2.4      52458
   B2       52458         117              06/01/10           1st               $ -             0.14335%           0.10000%

   B3       52314         118              07/01/10           1st           $ 65,457.29         0.09335%           0.05000%
   B4       51826         115              04/01/10           1st           $ 62,528.63         0.11335%           0.07000%
   H1       180602        116              05/01/10           1st           $ 59,759.90         0.08335%           0.04000%
   B5       51835         113              02/01/10           1st           $ 55,259.57         0.14335%           0.10000%
   B6       52050         114              03/01/10           1st           $ 51,818.40         0.14335%           0.10000%
   B7       51903         115              04/01/10           1st           $ 44,981.44         0.14335%           0.10000%
   H2       163162        104              05/01/09           1st           $ 34,722.79         0.08335%           0.04000%
   B8       52070         118              07/01/10           1st           $ 28,129.94         0.14335%           0.10000%
   B9       51656         111              12/01/09           1st           $ 20,105.20         0.14335%           0.10000%
  B10       51653         110              11/01/09           1st           $ 19,131.63         0.14335%           0.10000%
   H3       278350        113              02/01/10           1st           $ 21,979.92         0.08335%           0.04000%
  B11       51591         110              11/01/09           1st           $ 18,658.78         0.14335%           0.10000%
  B12       51619         108              09/01/09           1st           $ 19,891.66         0.14335%           0.10000%
  B13       51305         97               10/01/08           1st           $ 14,400.47         0.14335%           0.10000%
  B14       51592         112              01/01/10           1st           $ 15,568.62         0.14335%           0.10000%
  B15       52649         118              07/01/10           1st           $ 14,308.41         0.14335%           0.10000%
  B16       52130         116              05/01/10           1st           $ 14,458.22         0.14335%           0.10000%
  B17       51597         110              11/01/09           1st           $ 13,973.11         0.14335%           0.10000%
  B18       51566         106              07/01/09           1st           $ 13,600.45         0.14335%           0.10000%
   H4       281595        118              07/01/10           1st           $ 13,727.07         0.08335%           0.04000%
  B19       52347         119              08/01/10           1st           $ 13,243.80         0.14335%           0.10000%
  B20       51852         174              03/01/15           1st           $ 12,288.74         0.14335%           0.10000%
  B21       51393         159              12/01/13           1st           $ 8,884.19          0.14335%           0.10000%
  B22       51394         159              12/01/13           1st           $ 7,543.26          0.14335%           0.10000%
   H5       277025        111              12/01/09           1st           $220,757.10         0.08335%           0.04000%
   H6       277035        111              12/01/09           1st           $192,159.09         0.08335%           0.04000%
   H7       277070        111              12/01/09           1st           $156,818.90         0.08335%           0.04000%
   H8       277060        111              12/01/09           1st           $ 75,800.38         0.08335%           0.04000%
  B23       52027         115              04/01/10           1st           $195,308.74         0.09335%           0.05000%
  B24       52542         119              08/01/10           1st           $111,155.82         0.14335%           0.10000%
  B25       52370         115              04/01/10           1st           $ 97,701.46         0.14335%           0.10000%
  B26       51963         114              03/01/10           1st           $ 82,431.11         0.14335%           0.10000%
  B27       52097         113              02/01/10           1st           $ 74,681.55         0.14335%           0.10000%
  B28       52096         52               01/01/05           1st           $ 52,380.79         0.09835%           0.05500%
  B29       51836         112              01/01/10           1st           $ 39,493.09         0.14335%           0.10000%
  B30       52024         116              05/01/10           1st           $ 36,169.84         0.11335%           0.07000%
  B31       51580         111              12/01/09           1st           $ 37,122.55         0.14335%           0.10000%
  B32       50221         48               09/01/04           1st           $ 34,304.57         0.11835%           0.07500%
   H9       513561        102              03/01/09           1st           $ 35,219.34         0.08335%           0.04000%
  B33       52257         117              06/01/10           1st           $ 33,990.48         0.14335%           0.10000%
  B34       51823         49               10/01/04           1st           $ 28,128.97         0.14335%           0.10000%
  B35       51641         109              10/01/09           1st           $ 27,377.67         0.14335%           0.10000%
  B36       51920         111              12/01/09           1st           $ 26,340.27         0.14335%           0.10000%

 B37.1      52149
 B37.2      52149
 B37.3      52149
 B37.4      52149
 B37.5      52149
 B37.6      52149
 B37.7      52149
 B37.8      52149
 B37.9      52149
 B37.10     52149
 B37.11     52149
 B37.12     52149
 B37.13     52149
 B37.14     52149
 B37.15     52149
 B37.16     52149
 B37.17     52149
  B37       52149         116              05/01/10           1st           $ 26,023.81         0.14335%           0.10000%

  B38       51315         97               10/01/08           1st           $ 21,821.92         0.14335%           0.10000%
  B39       51575         110              11/01/09           1st           $ 23,714.52         0.14335%           0.10000%
  H10       283360        119              08/01/10           1st           $ 22,012.94         0.08335%           0.04000%
  B40       51676         112              01/01/10           1st           $ 20,358.01         0.14335%           0.10000%
  B41       51829         112              01/01/10           1st           $ 15,782.59         0.14335%           0.10000%
  B42       51658         110              11/01/09           1st           $ 15,540.14         0.14335%           0.10000%
  B43       52249         118              07/01/10           1st           $ 14,066.55         0.14335%           0.10000%
  B44       51921         114              03/01/10           1st           $ 15,330.35         0.14335%           0.10000%
  B45       50598         91               04/01/08           1st           $ 13,257.37         0.29335%           0.25000%
  B46       600006        116              05/01/10           1st           $ 10,901.01         0.24335%           0.20000%
  B47       51531         105              06/01/09           1st           $ 10,394.95         0.14335%           0.10000%
  B48       51659         111              12/01/09           1st           $ 7,988.46          0.14335%           0.10000%
  B49       51059         97               10/01/08           1st           $ 6,621.46          0.14335%           0.10000%

 B50.1      51961
 B50.2      51961
  B50       51961         110              11/01/09           1st           $281,853.50         0.14335%           0.10000%

  B51       52804         118              07/01/10           1st           $204,530.99         0.14335%           0.10000%
  B52       51647         114              03/01/10           1st           $207,183.26         0.14335%           0.10000%
  B53       52323         120              09/01/10           1st           $153,552.65         0.11835%           0.07500%
  H11       176225        72               09/01/06           1st           $135,861.22         0.08335%           0.04000%
  B54       51834         111              12/01/09           1st           $128,433.10         0.14335%           0.10000%
  B55       51830         112              01/01/10           1st           $111,579.93         0.14335%           0.10000%
  B56       52134         117              06/01/10           1st           $124,487.58         0.14335%           0.10000%
  H12       510238        101              02/01/09           1st           $ 98,440.57         0.08335%           0.04000%
  B57       52721         117              06/01/10           1st           $107,431.12         0.09335%           0.05000%
  B58       51552         107              08/01/09           1st           $ 98,850.46         0.14335%           0.10000%
  B59       52644         119              08/01/10           1st           $105,685.50         0.14335%           0.10000%
  B60       51962         110              11/01/09           1st           $ 73,565.38         0.14335%           0.10000%
  B61       50957         97               10/01/08           1st           $ 55,130.84         0.14335%           0.10000%
  B62       50945         101              02/01/09           1st           $ 55,381.11         0.14335%           0.10000%
  B63       52286         116              05/01/10           1st           $ 59,036.13         0.14335%           0.10000%
  H13       281300        117              06/01/10           1st           $ 61,311.65         0.08335%           0.04000%
  B64       51504         114              03/01/10           1st           $ 63,215.92         0.14335%           0.10000%
  H14       513597        154              07/01/13           1st           $ 58,690.29         0.08335%           0.04000%
  H15       162160        103              04/01/09           1st           $ 55,375.56         0.08335%           0.04000%
  B65       51880         117              06/01/10           1st           $ 56,123.25         0.14335%           0.10000%
  B66       51873         116              05/01/10           1st           $ 53,381.96         0.14335%           0.10000%
  B67       51528         114              03/01/10           1st           $ 52,213.51         0.14335%           0.10000%
  B68       52463         117              06/01/10           1st           $ 55,724.18         0.14335%           0.10000%
  B69       52258         115              04/01/10           1st           $ 48,239.57         0.14335%           0.10000%
  H16       521564        99               12/01/08           1st           $ 40,930.65         0.08335%           0.04000%
  H17       540310        101              02/01/09           1st           $ 42,652.09         0.08335%           0.04000%
  H18       178365        113              02/01/10           1st           $ 45,099.43         0.08335%           0.04000%
  B70       51849         112              01/01/10           1st           $ 40,185.56         0.14335%           0.10000%
  B71       52308         81               06/01/07           1st           $ 37,027.04         0.14335%           0.10000%
  B72       52342         118              07/01/10           1st           $ 31,979.44         0.14335%           0.10000%
  B73       52049         118              07/01/10           1st           $ 31,787.34         0.14335%           0.10000%
  H19       513596        97               10/01/08           1st           $ 25,113.31         0.08335%           0.04000%
  B74       51817         113              02/01/10           1st           $ 23,525.10         0.14335%           0.10000%
  B75       52572         118              07/01/10           1st           $ 22,855.13         0.14335%           0.10000%
  B76       51839         113              02/01/10           1st           $ 24,249.24         0.14335%           0.10000%
  B77       51574         111              12/01/09           1st           $ 22,580.19         0.14335%           0.10000%
  B78       51657         111              12/01/09           1st           $ 21,310.07         0.14335%           0.10000%
  B79       52364         117              06/01/10           1st           $ 22,330.38         0.14335%           0.10000%
  H20       280630        118              07/01/10           1st           $ 21,438.84         0.08335%           0.04000%
  B80       51922         115              04/01/10           1st           $ 19,985.61         0.14335%           0.10000%
  B81       51650         115              04/01/10           1st           $ 18,875.00         0.14335%           0.10000%
  B82       51929         119              08/01/10           1st           $ 16,206.75         0.14335%           0.10000%
  B83       51833         111              12/01/09           1st           $ 14,260.91         0.14335%           0.10000%
  B84       52186         116              05/01/10           1st           $ 19,820.56         0.14335%           0.10000%
  B85       52083         114              03/01/10           1st           $ 10,868.79         0.14335%           0.10000%
  B86       51571         111              12/01/09           1st           $ 9,549.74          0.14335%           0.10000%

 B87.1      51673
 B87.2      51673
 B87.3      51673
 B87.4      51673
 B87.5      51673
 B87.6      51673
 B87.7      51673
 B87.8      51673
 B87.9      51673
 B87.10     51673
  B87       51673         112              01/01/10           1st           $489,067.76         0.09335%           0.05000%

  B88       51651         111              12/01/09           1st           $105,732.88         0.14335%           0.10000%
  B89       51540         107              08/01/09           1st           $103,760.05         0.14335%           0.10000%
  B90       51821         110              11/01/09           1st           $ 21,791.81         0.14335%           0.10000%
  B91       51586         111              12/01/09           1st           $ 18,027.51         0.14335%           0.10000%
  B92       51926         113              02/01/10           1st           $ 12,870.70         0.14335%           0.10000%
  B93       51925         113              02/01/10           1st           $ 10,634.22         0.14335%           0.10000%
  B94       52751         118              07/01/10           1st           $ 49,084.39         0.14335%           0.10000%
  B95       51672         55               04/01/05           1st           $ 39,822.25         0.14335%           0.10000%
  H21       280970        117              06/01/10           1st           $ 32,965.81         0.08335%           0.04000%
  H22       279320        112              01/01/10           1st           $ 18,316.32         0.08335%           0.04000%
  B96       52477         118              07/01/10           1st           $ 16,415.84         0.14335%           0.10000%
  B97       51598         107              08/01/09           1st           $ 15,490.89         0.14335%           0.10000%
  B98       51643         113              02/01/10           1st           $ 10,419.94         0.14335%           0.10000%
  B99       51374         99               12/01/08           1st           $ 6,985.02          0.14335%           0.10000%
  B100      51609         111              12/01/09           1st           $ 31,052.67         0.14335%           0.10000%
  B101      51631         110              11/01/09           1st           $ 22,282.81         0.14335%           0.10000%
  B102      51652         111              12/01/09           1st           $ 19,689.78         0.14335%           0.10000%
  B103      52071         115              04/01/10           1st           $ 20,474.33         0.14335%           0.10000%
  B104      51628         111              12/01/09           1st           $ 16,626.96         0.14335%           0.10000%
  B105      51832         112              01/01/10           1st           $ 13,171.78         0.14335%           0.10000%
  B106      51633         111              12/01/09           1st           $ 10,380.60         0.14335%           0.10000%


Sequence    Loan                             Special Servicer
 Number    Number   Master Servicing Fee        Standby Fee         Ownership Interest       Crossed            PropertyType
-----------------------------------------------------------------------------------------------------------------------------------
   B1       51642         0.14075%               0.00075%               Fee Simple               No                Retail

  B2.1      52458
  B2.2      52458
  B2.3      52458
  B2.4      52458
   B2       52458         0.14075%               0.00075%               Fee Simple               No                Retail

   B3       52314         0.09075%               0.00075%               Fee Simple               No                Retail
   B4       51826         0.11075%               0.00075%               Fee Simple               No                Retail
   H1       180602        0.08075%               0.00075%               Fee Simple               No                Retail
   B5       51835         0.14075%               0.00075%               Fee Simple               No                Retail
   B6       52050         0.14075%               0.00075%               Fee Simple               No                Retail
   B7       51903         0.14075%               0.00075%               Fee Simple               No                Retail
   H2       163162        0.08075%               0.00075%               Fee Simple               No                Retail
   B8       52070         0.14075%               0.00075%               Fee Simple               No                Retail
   B9       51656         0.14075%               0.00075%               Fee Simple               No                Retail
  B10       51653         0.14075%               0.00075%               Fee Simple               No                Retail
   H3       278350        0.08075%               0.00075%               Fee Simple               No                Retail
  B11       51591         0.14075%               0.00075%               Fee Simple               No                Retail
  B12       51619         0.14075%               0.00075%               Fee Simple               No                Retail
  B13       51305         0.14075%               0.00075%               Fee Simple               No                Retail
  B14       51592         0.14075%               0.00075%               Fee Simple               No                Retail
  B15       52649         0.14075%               0.00075%               Fee Simple               No                Retail
  B16       52130         0.14075%               0.00075%               Fee Simple               No                Retail
  B17       51597         0.14075%               0.00075%               Fee Simple               No                Retail
  B18       51566         0.14075%               0.00075%               Fee Simple               No                Retail
   H4       281595        0.08075%               0.00075%               Fee Simple               No                Retail
  B19       52347         0.14075%               0.00075%               Fee Simple               No                Retail
  B20       51852         0.14075%               0.00075%               Fee Simple               No                Retail
  B21       51393         0.14075%               0.00075%               Fee Simple          Yes(00-2-A)            Retail
  B22       51394         0.14075%               0.00075%               Fee Simple          Yes(00-2-A)            Retail
   H5       277025        0.08075%               0.00075%               Fee Simple          Yes(00-2-J)         Multifamily
   H6       277035        0.08075%               0.00075%               Fee Simple          Yes(00-2-J)         Multifamily
   H7       277070        0.08075%               0.00075%               Fee Simple          Yes(00-2-J)         Multifamily
   H8       277060        0.08075%               0.00075%               Fee Simple          Yes(00-2-J)         Multifamily
  B23       52027         0.09075%               0.00075%               Fee Simple               No             Multifamily
  B24       52542         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B25       52370         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B26       51963         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B27       52097         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B28       52096         0.09575%               0.00075%               Fee Simple               No             Multifamily
  B29       51836         0.14075%               0.00075%               Leasehold                No             Multifamily
  B30       52024         0.11075%               0.00075%               Fee Simple               No             Multifamily
  B31       51580         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B32       50221         0.11575%               0.00075%               Fee Simple               No             Multifamily
   H9       513561        0.08075%               0.00075%               Fee Simple               No             Multifamily
  B33       52257         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B34       51823         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B35       51641         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B36       51920         0.14075%               0.00075%               Fee Simple               No             Multifamily

 B37.1      52149
 B37.2      52149
 B37.3      52149
 B37.4      52149
 B37.5      52149
 B37.6      52149
 B37.7      52149
 B37.8      52149
 B37.9      52149
 B37.10     52149
 B37.11     52149
 B37.12     52149
 B37.13     52149
 B37.14     52149
 B37.15     52149
 B37.16     52149
 B37.17     52149
  B37       52149         0.14075%               0.00075%               Fee Simple               No             Multifamily

  B38       51315         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B39       51575         0.14075%               0.00075%               Fee Simple               No             Multifamily
  H10       283360        0.08075%               0.00075%               Fee Simple               No             Multifamily
  B40       51676         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B41       51829         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B42       51658         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B43       52249         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B44       51921         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B45       50598         0.29075%               0.00075%               Fee Simple               No             Multifamily
  B46       600006        0.24075%               0.00075%               Fee Simple               No             Multifamily
  B47       51531         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B48       51659         0.14075%               0.00075%               Fee Simple               No             Multifamily
  B49       51059         0.14075%               0.00075%               Fee Simple               No             Multifamily

 B50.1      51961
 B50.2      51961
  B50       51961         0.14075%               0.00075%               Leasehold                No                Office

  B51       52804         0.14075%               0.00075%               Fee Simple               No                Office
  B52       51647         0.14075%               0.00075%               Fee Simple               No                Office
  B53       52323         0.11575%               0.00075%               Leasehold                No                Office
  H11       176225        0.08075%               0.00075%               Fee Simple               No                Office
  B54       51834         0.14075%               0.00075%               Fee Simple               No                Office
  B55       51830         0.14075%               0.00075%               Fee Simple               No                Office
  B56       52134         0.14075%               0.00075%               Leasehold                No                Office
  H12       510238        0.08075%               0.00075%               Fee Simple               No                Office
  B57       52721         0.09075%               0.00075%               Fee Simple               No                Office
  B58       51552         0.14075%               0.00075%               Fee Simple               No                Office
  B59       52644         0.14075%               0.00075%               Fee Simple               No                Office
  B60       51962         0.14075%               0.00075%               Fee Simple               No                Office
  B61       50957         0.14075%               0.00075%               Fee Simple               No                Office
  B62       50945         0.14075%               0.00075%               Fee Simple               No                Office
  B63       52286         0.14075%               0.00075%               Fee Simple               No                Office
  H13       281300        0.08075%               0.00075%               Fee Simple               No                Office
  B64       51504         0.14075%               0.00075%               Fee Simple               No                Office
  H14       513597        0.08075%               0.00075%               Fee Simple               No                Office
  H15       162160        0.08075%               0.00075%               Fee Simple               No                Office
  B65       51880         0.14075%               0.00075%               Fee Simple               No                Office
  B66       51873         0.14075%               0.00075%               Fee Simple               No                Office
  B67       51528         0.14075%               0.00075%               Fee Simple               No                Office
  B68       52463         0.14075%               0.00075%               Fee Simple               No                Office
  B69       52258         0.14075%               0.00075%               Fee Simple               No                Office
  H16       521564        0.08075%               0.00075%               Fee Simple               No                Office
  H17       540310        0.08075%               0.00075%               Fee Simple               No                Office
  H18       178365        0.08075%               0.00075%               Fee Simple               No                Office
  B70       51849         0.14075%               0.00075%               Fee Simple               No                Office
  B71       52308         0.14075%               0.00075%               Fee Simple               No                Office
  B72       52342         0.14075%               0.00075%               Fee Simple               No                Office
  B73       52049         0.14075%               0.00075%               Fee Simple               No                Office
  H19       513596        0.08075%               0.00075%               Fee Simple               No                Office
  B74       51817         0.14075%               0.00075%               Leasehold                No                Office
  B75       52572         0.14075%               0.00075%               Fee Simple               No                Office
  B76       51839         0.14075%               0.00075%               Fee Simple               No                Office
  B77       51574         0.14075%               0.00075%               Fee Simple               No                Office
  B78       51657         0.14075%               0.00075%               Fee Simple               No                Office
  B79       52364         0.14075%               0.00075%               Fee Simple               No                Office
  H20       280630        0.08075%               0.00075%               Fee Simple               No                Office
  B80       51922         0.14075%               0.00075%               Fee Simple               No                Office
  B81       51650         0.14075%               0.00075%               Fee Simple               No                Office
  B82       51929         0.14075%               0.00075%               Fee Simple               No                Office
  B83       51833         0.14075%               0.00075%               Fee Simple               No                Office
  B84       52186         0.14075%               0.00075%               Fee Simple               No                Office
  B85       52083         0.14075%               0.00075%               Fee Simple               No                Office
  B86       51571         0.14075%               0.00075%               Fee Simple               No                Office

 B87.1      51673
 B87.2      51673
 B87.3      51673
 B87.4      51673
 B87.5      51673
 B87.6      51673
 B87.7      51673
 B87.8      51673
 B87.9      51673
 B87.10     51673
  B87       51673         0.09075%               0.00075%               Leasehold                No                Hotel

  B88       51651         0.14075%               0.00075%               Fee Simple               No                Hotel
  B89       51540         0.14075%               0.00075%               Fee Simple               No                Hotel
  B90       51821         0.14075%               0.00075%               Fee Simple               No                Hotel
  B91       51586         0.14075%               0.00075%               Leasehold                No                Hotel
  B92       51926         0.14075%               0.00075%               Fee Simple               No                Hotel
  B93       51925         0.14075%               0.00075%               Fee Simple               No                Hotel
  B94       52751         0.14075%               0.00075%               Fee Simple               No              Industrial
  B95       51672         0.14075%               0.00075%               Fee Simple               No              Industrial
  H21       280970        0.08075%               0.00075%               Fee Simple               No              Industrial
  H22       279320        0.08075%               0.00075%               Fee Simple               No              Industrial
  B96       52477         0.14075%               0.00075%               Fee Simple               No              Industrial
  B97       51598         0.14075%               0.00075%               Fee Simple               No              Industrial
  B98       51643         0.14075%               0.00075%               Fee Simple               No              Industrial
  B99       51374         0.14075%               0.00075%               Fee Simple               No              Industrial
  B100      51609         0.14075%               0.00075%               Fee Simple               No             Mini Storage
  B101      51631         0.14075%               0.00075%               Fee Simple               No             Mini Storage
  B102      51652         0.14075%               0.00075%               Fee Simple               No             Mini Storage
  B103      52071         0.14075%               0.00075%               Fee Simple               No             Mini Storage
  B104      51628         0.14075%               0.00075%               Fee Simple               No             Mini Storage
  B105      51832         0.14075%               0.00075%               Fee Simple               No             Mini Storage
  B106      51633         0.14075%               0.00075%               Fee Simple               No             Mini Storage


                                                                Original
Sequence    Loan                                              Amortization
 Number    Number    Total Units        Measurement Unit        (months)            ARD Loan           Underwritten NOI
---------------------------------------------------------------------------------------------------------------------------------
   B1       51642      286,729                 SF                  360                 No                     2,634,823

  B2.1      52458
  B2.2      52458
  B2.3      52458
  B2.4      52458
   B2       52458      296,215                 SF                   0                  No                     2,770,169

   B3       52314       90,346                 SF                  360                 No                       986,772
   B4       51826       57,999                 SF                  360                 No                     1,012,201
   H1       180602     126,285                 SF                  360                 Yes                      964,492
   B5       51835      136,051                 SF                  360                 No                     1,001,274
   B6       52050      100,100                 SF                  300                 No                       877,607
   B7       51903      157,155                 SF                  360                 No                       794,905
   H2       163162      48,273                 SF                  300                 Yes                      592,840
   B8       52070       80,600                 SF                  300                 No                       494,426
   B9       51656       61,216                 SF                  360                 No                       315,559
  B10       51653       15,049                 SF                  360                 No                       343,733
   H3       278350      27,371                 SF                  360                 Yes                      325,978
  B11       51591       32,200                 SF                  360                 No                       302,442
  B12       51619       32,804                 SF                  300                 No                       345,857
  B13       51305       35,130                 SF                  360                 No                       297,112
  B14       51592       24,200                 SF                  360                 No                       277,984
  B15       52649       31,400                 SF                  360                 No                       249,875
  B16       52130       10,125                 SF                  360                 No                       218,349
  B17       51597       14,442                 SF                  360                 No                       264,297
  B18       51566       44,735                 SF                  360                 No                       220,198
   H4       281595      16,865                 SF                  360                 Yes                      231,307
  B19       52347       10,125                 SF                  240                 No                       219,650
  B20       51852       87,760                 SF                  180                 No                       444,245
  B21       51393       36,717                 SF                  180                 No                       140,250
  B22       51394       44,533                 SF                  180                 No                       122,230
   H5       277025         419                Units                360                 Yes                    3,536,383
   H6       277035         372                Units                360                 Yes                    2,851,437
   H7       277070         360                Units                360                 Yes                    2,538,169
   H8       277060         184                Units                360                 Yes                    1,160,685
  B23       52027          660                Units                360                 No                     2,982,727
  B24       52542          440                Units                360                 No                     1,856,850
  B25       52370          294                Units                360                 No                     1,495,161
  B26       51963          332                Units                360                 No                     1,282,080
  B27       52097          160                Units                336                 No                     1,152,738
  B28       52096          111                Units                360                 No                       795,025
  B29       51836          112                Units                300                 No                       614,810
  B30       52024          190                Units                360                 No                       573,104
  B31       51580          232                Units                360                 No                       610,131
  B32       50221          155                Units                360                 No                       588,524
   H9       513561         197                Units                300                 Yes                      667,060
  B33       52257          168                Units                360                 No                       532,355
  B34       51823          127                Units                360                 No                       481,979
  B35       51641           64                Units                360                 No                       439,597
  B36       51920          176                Units                360                 No                       452,025

 B37.1      52149
 B37.2      52149
 B37.3      52149
 B37.4      52149
 B37.5      52149
 B37.6      52149
 B37.7      52149
 B37.8      52149
 B37.9      52149
 B37.10     52149
 B37.11     52149
 B37.12     52149
 B37.13     52149
 B37.14     52149
 B37.15     52149
 B37.16     52149
 B37.17     52149
  B37       52149          193                Units                360                 No                       441,381

  B38       51315           91                Units                360                 No                       351,940
  B39       51575          120                Units                360                 No                       401,839
  H10       283360         153                Units                360                 Yes                      440,341
  B40       51676           75                Units                360                 No                       319,743
  B41       51829           50                Units                360                 No                       275,337
  B42       51658           77                Units                360                 No                       250,531
  B43       52249           96                Units                360                 No                       342,109
  B44       51921           92                Units                360                 No                       243,757
  B45       50598           73                Units                342                 No                       214,197
  B46       600006          96                Units                360                 No                       187,572
  B47       51531           16                Units                360                 No                       203,582
  B48       51659           29                Units                360                 No                       131,952
  B49       51059           40                Units                360                 No                       111,380

 B50.1      51961
 B50.2      51961
  B50       51961      717,855                 SF                  300                 No                     6,386,108

  B51       52804      430,833                 SF                  360                 No                     3,635,278
  B52       51647      540,351                 SF                  360                 No                     4,251,076
  B53       52323      315,350                 SF                  360                 No                     4,418,688
  H11       176225     123,000                 SF                  360                 Yes                    2,278,125
  B54       51834      236,243                 SF                  360                 No                     2,253,101
  B55       51830      374,137                 SF                  360                 No                     2,560,595
  B56       52134      174,700                 SF                  240                 No                     2,343,677
  H12       510238     254,437                 SF                  360                 Yes                    2,251,856
  B57       52721      120,543                 SF                  360                 No                     1,603,234
  B58       51552      335,920                 SF                  360                 No                     2,131,516
  B59       52644       77,201                 SF                  360                 No                     1,580,277
  B60       51962      137,534                 SF                  300                 No                     1,399,919
  B61       50957       62,950                 SF                  360                 No                       918,079
  B62       50945      113,768                 SF                  360                 No                       950,021
  B63       52286      126,911                 SF                  360                 No                     1,163,848
  H13       281300      71,014                 SF                  360                 Yes                      981,705
  B64       51504       40,970                 SF                  300                 No                       916,516
  H14       513597      91,798                 SF                  300                 Yes                    1,178,401
  H15       162160     101,400                 SF                  300                 Yes                    1,223,287
  B65       51880       77,732                 SF                  360                 No                       922,433
  B66       51873       97,935                 SF                  360                 No                       899,358
  B67       51528       41,358                 SF                  300                 No                       758,493
  B68       52463       58,180                 SF                  300                 No                       986,932
  B69       52258       65,353                 SF                  360                 No                       779,559
  H16       521564      99,000                 SF                  360                 Yes                      920,938
  H17       540310      43,722                 SF                  360                 Yes                      673,379
  H18       178365      90,979                 SF                  360                 Yes                      767,814
  B70       51849       58,665                 SF                  360                 No                       768,789
  B71       52308       58,075                 SF                  300                 No                       589,884
  B72       52342       37,647                 SF                  360                 No                       844,528
  B73       52049       42,257                 SF                  360                 No                       552,535
  H19       513596      31,444                 SF                  300                 Yes                      434,745
  B74       51817       18,453                 SF                  360                 No                       407,359
  B75       52572       50,400                 SF                  360                 No                       454,865
  B76       51839       41,190                 SF                  300                 No                       532,311
  B77       51574       45,074                 SF                  360                 No                       437,571
  B78       51657       23,752                 SF                  360                 No                       369,317
  B79       52364       51,060                 SF                  300                 No                       492,427
  H20       280630      46,880                 SF                  360                 Yes                      369,909
  B80       51922       23,140                 SF                  360                 No                       340,514
  B81       51650       20,539                 SF                  300                 No                       294,821
  B82       51929       18,750                 SF                  360                 No                       290,554
  B83       51833       18,197                 SF                  360                 No                       273,331
  B84       52186       14,400                 SF                  120                 No                       309,714
  B85       52083       42,718                 SF                  300                 No                       235,483
  B86       51571       23,297                 SF                  300                 No                       174,444

 B87.1      51673
 B87.2      51673
 B87.3      51673
 B87.4      51673
 B87.5      51673
 B87.6      51673
 B87.7      51673
 B87.8      51673
 B87.9      51673
 B87.10     51673
  B87       51673        1,150                Rooms                216                 No                    12,623,812

  B88       51651          180                Rooms                300                 No                     2,079,893
  B89       51540          115                Rooms                300                 No                     1,944,177
  B90       51821           69                Rooms                240                 No                       427,146
  B91       51586          102                Rooms                300                 No                       420,766
  B92       51926           55                Rooms                300                 No                       250,147
  B93       51925           43                Rooms                300                 No                       208,325
  B94       52751      212,620                 SF                  300                 No                       917,478
  B95       51672      145,950                 SF                  300                 No                       753,727
  H21       280970      50,433                 SF                  360                 Yes                      512,486
  H22       279320      82,500                 SF                  360                 Yes                      298,848
  B96       52477      102,820                 SF                  300                 No                       308,902
  B97       51598      157,651                 SF                  300                 No                       357,064
  B98       51643       33,000                 SF                  300                 No                       182,712
  B99       51374       23,579                 SF                  360                 No                       179,036
  B100      51609       95,704                 SF                  360                 No                       659,576
  B101      51631       86,655                 SF                  300                 No                       362,002
  B102      51652      104,248                 SF                  300                 No                       558,266
  B103      52071       48,531                 SF                  360                 No                       317,699
  B104      51628      143,508                 SF                  300                 No                       378,123
  B105      51832       34,807                 SF                  360                 No                       316,239
  B106      51633       46,100                 SF                  300                 No                       181,309

                                   SCHEDULE II

                              BANK OF AMERICA, N.A.
                       SUB-SERVICING AGREEMENTS IN EFFECT
                         AS OF THE ORIGINAL CLOSING DATE

                 BANK OF AMERICA, N.A. SUB-SERVICING AGREEMENT

Agreement (with respect to each of the Sub-Servicers listed below)
------------------------------------------------------------------

Amended and Restated Master Subservicing Agreement for Securitization Transactions, dated as of March 25, 1998, among Bank of America, N.A. (successor in interest to NationsBank, N.A. and Bank of America NT&SA), Berkshire Mortgage Finance Corporation, First Security Bank, N.A., L.J. Melody & Company, Midland Loan Services, Inc. (successor in interest to Midland Loan Services, L.P.), Berkshire Mortgage Finance Bethesda Limited Partnership and WMF Washington Mortgage Corp. (successor in interest to Washington Mortgage Financial Group, Ltd.), as supplemented by Sub-Servicer Addition Agreements dated as of September 25, 1998 executed by ARCS Commercial Mortgage Co., L.P., a California limited partnership, and as supplemented by the Confirmation thereto dated as of September 22, 2000.

Bank of America, N.A. Sub-Servicers:
-----------------------------------

ARCS Commercial Mortgage Co., L.P., a California limited partnership

Bank of America, N.A.

Berkshire Mortgage Finance Corporation

First Security Bank, N.A.

Berkshire Mortgage Finance Bethesda Limited Partnership

Prudential Multifamily Mortgage, Inc.

                                  SCHEDULE III

                       EXCEPTIONS TO INITIAL FILE DELIVERY

LOAN NO.        PROPERTY NAME         DOCUMENT          EXCEPTION

283360          Paige East Apartments Allonge           Missing

513597          100 South Bedford     Allonge           Document is copy; need
                                                        original

540310          500 South Sepulveda   Allonge           Document is copy; need
                                                        original

521564          The Kirby Building    Mortgage          Pages are missing from
                                                        document

                                   SCHEDULE 9

                             (PENDING CONDEMNATION)

             LOAN NO.                   EXCEPTION
             --------                   ---------
             51650                      Pending condemnation of a portion of a
                                        private access road which is a portion
                                        of the collateral which does not affect
                                        use of the access road.

                                   SCHEDULE 15

                            (CROSS-COLLATERALIZATION)

             LOAN NO.                   EXCEPTION

             51393                      Cross-collateralized with Loan No.
                                        51394.

             51394                      Cross-collateralized with Loan No.
                                        51393.

             277025                     Cross-collateralized with  Loan Nos.
                                        277035, 277060 and 277070.

             277035                     Cross-collateralized with Loan Nos.
                                        277025, 277060 and 277070.

             277060                     Cross-collateralized with Loan Nos.
                                        277025, 277035 and 277070.

             277070                     Cross-collateralized with Loan Nos.
                                        277025, 277035 and 277060.

             51961                      Lender's sole option to
                                        cross-collateralize with Loan No.
                                        51962.

             51962                      Lender's sole option to
                                        cross-collateralize with Loan No.
                                        51961.

104120.1

                                   SCHEDULE 18

                                 (FEE INTEREST)

             LOAN NO.                   EXCEPTION

             HVB 180602                 This Mortgage Loan is secured primarily
                                        by a Mortgage on the related Mortgagor's estate-for-years interest in the related
                                        Mortgaged Property; the remainderman has entered into a joinder agreement with the related Mortgagor with respect to their respective interests in the
                                        Mortgaged Property, so that both
                                        interests are encumbered by the related
                                        Mortgage.

                                   SCHEDULE 21

                                    (ESCROWS)

             LOAN NO.                   EXCEPTION

             52049 Tax and Insurance Escrow not funded at closing. Loan is fully recourse until funded.

                                   SCHEDULE 27

                        (NO EQUITY PARTICIPATIONS, ETC.)

             LOAN NO.                   EXCEPTION

             52134 Banc of America Historic Ventures, LLC owns 99.9% of the limited partnership interest in the Borrower.

                                   SCHEDULE 29

                                (LICENSES, ETC.)

             LOAN NO.                   EXCEPTION

             52134                      Not all certificates of occupancy had
                                        been issued.

             51652                      Borrower was given until June 30, 2000
                                        to deliver such items.

104120.1

                                   SCHEDULE 35

                                 (SUB-SERVICERS)

             LOAN NO.                   EXCEPTION

             All HVB Mortgage Loans     All of the HVB Mortgage Loans are
                                        Sub-Serviced by Midland Loan Services,
                                        Inc. ("Midland") pursuant to a
                                        Confirmation dated as of September 1,
                                        2000 by and between the Master Servicer
                                        and Midland (the "Midland
                                        Confirmation"). Under the Midland
                                        Confirmation, Midland continues to
                                        receive its primary servicing
                                        compensation while the HVB Mortgage
                                        Loans are Specially Serviced Mortgage
                                        Loans or REO Loans. Midland will retain
                                        the HVB Mortgage Loans on its computer
                                        systems while such HVB Mortgage Loans
                                        are Specially Serviced.

                                   SCHEDULE 44

                                   (RELEASES)

             LOAN NO.                   EXCEPTION

             52186 Upon subdivision, a portion of the collateral is to be released (no value attributed to it in connection with the appraisal for calculating loan-to-value ratio).

                                   SCHEDULE 48

                      (GROUND LEASES AND GROUND SUB-LEASES)

             LOAN NO.                   EXCEPTION

             51586 There are no provisions in the Ground Lease with respect to subletting as to
                                        (I).

             51961 There are no provisions in the Ground Sub-Lease(s) as to (E) and (G).

             51962 There are no provisions in the Ground Sub-Lease(s) as to (E) and (G).

             51651                      There are no provisions in the Ground
                                        Lease as to (G).

             51836 There are no provisions in the Ground Lease with respect to assignability as to (E); as to (J), ground rent may be increased every 5 years by no more than the greater of (a) the Consumer Price Index, or (b) 110% of the then existing rent.

             52134 These Ground Leases have terms which extend at least 10 years, but less than 20 years, beyond the stated maturity date of the related Mortgage Loans.

                                   SCHEDULE 53

                                  (DEFEASANCE)

             LOAN NO.*                  EXCEPTION

             510238

             HVB                        Right to defease in less than two years
                                        (February 1, 2002).

             540310

             HVB                        Right to defease in less than two years
                                        (February 1, 2002).







             * All of these Mortgage Loans are subject to a special repurchase obligation under Section 2.03(e) of the Pooling and Servicing Agreement.

                                   SCHEDULE 54

         (APPLICATION OF CONDEMNATION AWARDS AND INSURANCE PROCEEDS)

             LOAN NO.                   EXCEPTION

             51650 Proceeds with respect to the pending condemnation referenced in Schedule 9 will go to a third party.

             52314 Kroger SNDA provides that insurance proceeds are to be applied in accordance with the Kroger lease.

                                   SCHEDULE 63

                                   (ARD LOANS)

             LOAN NO.                   EXCEPTION

             178365                     As to (i), Mortgage Rate is the
             HVB                        initial term interest rate plus five
                                        percentage points.

             521564                     As to (i), Mortgage Rate is the
             HVB                        initial term interest rate plus four
                                        percentage points.